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Exhibit 10.12

Execution Copy

20 JUNE 2007

IWG WOHNEN 1. OBJEKTGESELLSCHAFT MBH

IWG WOHNEN 2. OBJEKTGESELLSCHAFT MBH

IWG WOHNEN 3. OBJEKTGESELLSCHAFT MBH

IWG WOHNEN 4. OBJEKTGESELLSCHAFT MBH

AS BORROWERS

DEWAG DEUTSCHE WOHNANLAGE GMBH
AS PARENT

WITH

ABN AMRO BANK N.V., LONDON BRANCH
AS ORIGINAL LENDER, ARRANGER, FACILITY AGENT AND ORIGINAL COUNTERPARTY

AND

ABN AMRO BANK (LUXEMBOURG) S.A.
AS SECURITY AGENT

RELATING TO THE PROPERTIES AS LISTED IN SCHEDULE 1 (PROPERTIES)

PROJECT BEETHOVEN
UP TO 510,000,000 EURO
CREDIT FACILITY AGREEMENT

1.	INTERPRETATION		1
	1.1	DEFINITIONS	1
	1.2	CONSTRUCTION	9

2.	FACILITY		12
	2.1	THE FACILITY	12
	2.2	OBLIGATION OF THE BORROWERS TO GRANT SECURITY	12
	2.3	NATURE OF A FINANCE PARTY’S RIGHTS AND OBLIGATIONS	12
	2.4	BORROWERS’ JOINT OBLIGATIONS	13
	2.5	LIMITATION OF BORROWER’S JOINT OBLIGATIONS	14
	2.6	CHANGE OF GERMAN LAW	15

3.	PURPOSE		15
	3.1	APPLICATION OF THE LOAN	15
	3.2	NO OBLIGATION TO MONITOR/OBLIGATION TO EVIDENCE	16

4.	CONDITIONS PRECEDENT		16
	4.1	SUSPENSIVE CONDITION	16
	4.2	GENERAL CONDITIONS PRECEDENT	16
	4.3	PORTFOLIO RELATED CONDITIONS PRECEDENT	16

5.	UTILISATION		16
	5.1	UTILISATION TERMS	16
	5.2	AUTOMATIC CANCELLATION	17

6.	REPAYMENT		17
	6.1	SCHEDULED AMORTISATION	17
	6.2	REPAYMENT IN FULL	17
	6.3	NO RE-BORROWING	17

7.	PREPAYMENT		17
	7.1	MANDATORY PREPAYMENT	17
	7.1.1 Illegality		17
	7.1.2 Change of control		17
	7.1.3 Permitted disposal of Property or shares in Borrower(s)		18
	7.1.4 Insurance payments		19
	7.1.5 Claims under Acquisition Documents and Reports		19
	7.1.6 Cash Sweep		20
	7.1.7 Over-funding		20
	7.2	FURTHER PROVISIONS APPLICABLE TO MANDATORY PREPAYMENTS	20
	7.3	VOLUNTARY PREPAYMENT	21

II

	7.4	RIGHT OF PREPAYMENT AND CANCELLATION OR REPLACEMENT OF A LENDER	21
	7.5	GENERAL PROVISIONS APPLICABLE TO ALL PREPAYMENTS	22

8.	INTEREST		22
	8.1	OBLIGATION TO PAY INTEREST	22
	8.2	CALCULATION OF INTEREST	22
	8.3	HEDGING	22
	8.3.1 Obligations of the Borrowers		22
	8.3.2 Form of the Hedging Arrangements		23
	8.3.3 Counterparty		23
	8.3.4 Notional Amount		23
	8.3.5 Counterparties’ Obligations		23
	8.3.6 Termination of Hedging Arrangements		24
	8.4	OVERDUE AMOUNTS	24
	8.4.1 Default interest		24
	8.4.2 Further damages (Verzugsschäden)		25
	8.5	NOTIFICATION OF RATES OF INTEREST	25

9.	MARKET DISRUPTION		25

10.	TAXES		25
	10.1	DEFINITIONS	25
	10.2	GROSS-UP	26
	10.3	TAX INDEMNITY	27
	10.4	TAX CREDIT	28
	10.5	VALUE ADDED TAXES	28
	10.6	THIN CAP STATEMENT	28
	10.7	CHANGES OF GERMAN TAX LAWS	29

11.	INCREASED COSTS		29
	11.1	INCREASED COSTS	29
	11.2	EXCEPTIONS	29
	11.3	INCREASED COST CLAIMS	29

12.	MITIGATION		29
	12.1	MITIGATION	29
	12.2	CONDUCT OF BUSINESS BY A FINANCE PARTY	30

13.	PAYMENTS AND PERFORMANCE		30
	13.1	PLACE	30
	13.2	FUNDS	30

III

	13.3	CURRENCY	30
	13.4	TIMING OF PAYMENTS AND PERFORMANCE	30
	13.5	NO SET-OFF OR COUNTERCLAIM	30
	13.6	BUSINESS DAYS	31
	13.7	CONVENTION FOR CALCULATION OF AMOUNT ACCRUING OVER TIME	31
	13.8	EVIDENCE	31
	13.9	PARTIAL PAYMENTS	31

14.	BANK ACCOUNTS		31
	14.1	GENERAL OBLIGATION	31
	14.2	CHANGE OF ACCOUNT BANK	32
	14.3	DESIGNATION OF BANK ACCOUNTS	32
	14.4	DEVIATION FROM GENERAL OBLIGATIONS	32
	14.5	SIGNING RIGHTS (VERFÜGUNGSBEFUNGNIS)	33
	14.6	TENANT DEPOSIT ACCOUNTS	33
	14.7	COLLECTIONS ACCOUNT	33
	14.7.1 Payments to the Collections Accounts		33
	14.7.2 Payments from the Collections Accounts		34
	14.8	DISPOSAL PROCEEDS ACCOUNT	34
	14.8.1 Payments to the Disposal Proceeds Accounts		34
	14.8.2 Payments from the Disposal Proceeds Account		34
	14.9	DEBT SERVICE ACCOUNT	35
	14.9.1 Additional payments to the Debt Service Account		35
	14.9.2 Payments from the Debt Service Account		35
	14.9.3 Changes/appropriations by the Borrowers		36
	14.10	RESERVE ACCOUNT	36
	14.10.1 Additional payments to the Reserve Account		36
	14.10.2 Payments from the Reserve Account		37
	14.11	GENERAL ACCOUNT	38
	14.12	CSA ACCOUNT	38
	14.12.1 Definitions		38
	14.12.2 Use of CSA Account		38

15.	REPRESENTATIONS		39
	15.1	GENERAL	39
	15.2	BASIC REPRESENTATIONS	39
	15.2.1 Status		39
	15.2.2 Centre of main interests, tax residence		39

IV

		15.2.3 Powers and authority	39
		15.2.4 Compliance with laws	39
	15.3	ABSENCE OF CERTAIN CIRCUMSTANCES	40
		15.3.1 No Enterprise Agreements:	40
		15.3.2 No conflict	40
		15.3.3 No Default	40
		15.3.4 No Credit Event	40
		15.3.5 No Litigation	40
		15.3.6 No other business	40
		15.3.7 No Financial Indebtedness	41
		15.3.8 No credit institution	41
		15.3.9 No secondary tax liability	41
	15.4	CORRECTNESS OF INFORMATION	42
		15.4.1 Information supplied to Finance Parties, advisors and Valuers	42
		15.4.2 Group Chart/Shareholding	42
		15.4.3 Business Plan	42
		15.4.4 No Change	42
	15.5	PROPERTY	43
		15.5.1 No Breach	43
		15.5.2 State of the Property	43
		15.5.3 No Encumbrances other than permitted	43
		15.5.4 Insurance	43
		15.5.5 Leases (Miet- Pacht- oder sonstige Nutzungsverträge)	44

16.		INFORMATION COVENANTS	44
	16.1	PROPERTY INFORMATION	44
		16.1.1 Obligation to supply quarterly and annual report	44
		16.1.2 Compliance Certificate	44
		16.1.3 Valuation	45
	16.2	FINANCIAL STATEMENTS (EXTERNE RECHNUNGSLEGUNG)	45
		16.2.1 Obligation to supply	45
		16.2.2 Form of Financial Statements	45
	16.3	FURTHER INFORMATION	46
		16.3.1 Insurance	46
		16.3.2 Notification of Default	46
		16.3.3 Information in respect of certain circumstances	46
		16.3.4 Information on request	47
		16.3.5 Inspection of the Property	47

V

	16.3.6 Lease Documents		47
	16.3.7 Know Your Customer Requirements		47

17.	GENERAL COVENANTS		48
	17.1	OBLIGATION TO ENSURE ABSENCE OF CERTAIN CIRCUMSTANCES	48
	17.1.1 No Financial Indebtedness		48
	17.1.2 Negative Pledge		48
	17.1.3 No Mergers/enterprise agreements		48
	17.1.4 No other contracts		49
	17.2	CONDUCT OF BUSINESS	49
	17.2.1 Disposals		49
	17.2.2 Acquisitions		50
	17.2.3 Change of business		50
	17.2.4 Taxes		50
	17.3	COMPLIANCE WITH LAWS	50
	17.4	PAYMENTS TO AFFILIATED PERSONS	50
	17.5	SEPARATENESS	51
	17.6	SECURITISATION AND SYNDICATION	51
	17.7	CONDITIONS SUBSEQUENT	51

18.	PROPERTY COVENANTS		51
	18.1	LEASES (MIETVERTRÄGE)	51
	18.1.1 Marketing of the Property		51
	18.1.2 Annual rental service charges statement (Mietnebenkostenabrechnung)		51
	18.1.3 Mandatory termination of Lease Documents and Easements		51
	18.2	PROPERTY AND ASSET MANAGEMENT	52
	18.2.1 Maintenance of the Property		52
	18.2.2 Material Works		52
	18.2.3 Managing Agent		52
	18.3	INSURANCES	53
	18.3.1 Obligation to insure		53
	18.3.2 Compliance with Insurance policies		53
	18.4	TITLE TO PROPERTY	54

19.	REMEDIES OF THE FINANCE PARTIES IN RESPECT OF COVENANTS		54

20.	EVENT OF DEFAULT (FÄLLIGSTELLUNGSGRÜNDE)		54
	20.1	GENERAL	54
	20.2	ACCELERATION	54
	20.3	NON-PAYMENT	55

VI

	20.4	MISSING OF FINANCIAL COVENANTS	55
	20.5	FAILURE TO PERFORM	55
	20.5.1 Limitation language objection		55
	20.5.2 Misrepresentation		55
	20.5.3 Breach of other obligations		55
	20.5.4 Remedy by payment of Release Amount		56
	20.6	CREDIT RELATED EVENTS	56
	20.6.1 Insolvency		56
	20.6.2 Insolvency proceedings		56
	20.6.3 Creditors’ Process		56
	20.6.4 Qualification of Financial Statements		57
	20.7	EFFECTIVENESS OF FINANCE DOCUMENTS	57
	20.8	MATERIAL ADVERSE EFFECT	57

21.	AGENTS’ AUTHORISATIONS		57
	21.1	ADMINISTRATIVE PARTIES	57
	21.1.1 Appointment and authorisations		57
	21.1.2 No fiduciary duties		57
	21.1.3 Individual position of an Administrative Party		58
	21.1.4 Reliance		58
	21.1.5 Power to Delegate		58
	21.2	BORROWERS’ AGENT	58

22.	INDEMNITIES AND BREAK COSTS		59
	22.1	INDEMNITIES	59
	22.1.1 Definitions		59
	22.1.2 Indemnity		59
	22.2	INTEREST PERIOD BREAK COSTS	60
	22.2.1 Definitions		60
	22.2.2 Obligation to pay Interest Period Break Costs		60
	22.3	PRE-PAYMENT DAMAGES	60
	22.4	TERMINATION OF FUNDING ARRANGEMENTS	60

23.	COSTS, EXPENSES AND FEES		61
	23.1	INITIAL COSTS	61
	23.2	SUBSEQUENT COSTS	61
	23.3	ENFORCEMENT COSTS	61
	23.4	FEES	62

24.	CHANGES TO THE PARTIES		62

VII

	24.1	ASSIGNMENTS AND TRANSFERS BY THE BORROWERS	62
	24.2	ASSIGNMENTS AND TRANSFERS BY THE LENDERS	62
	24.3	CONDITIONS OF TRANSFER	62
	24.4	PROCEDURE FOR TRANSFER	62
	24.5	LIMITATION OF RESPONSIBILITY OF EXISTING LENDER	63
	24.6	RESIGNATION OF AN AGENT	63

25.	DISCLOSURE OF INFORMATION		63

26.	SET-OFF		65

27.	NOTICES		65
	27.1	LANGUAGE	65
	27.2	IN WRITING	65
	27.3	CONTACT DETAILS	65
	27.4	COMMUNICATION THROUGH THE FACILITY AGENT	66

28.	MISCELLANEOUS		66
	28.1	AMENDMENTS AND WAIVERS	66
	28.2	SEVERABILITY	66
	28.3	STATUTE OF LIMITATION	67
	28.4	COUNTERPARTS	67
	28.5	GOVERNING LAW	67
	28.6	JURISDICTION	67

SCHEDULE 1 PROPERTY			68
	PART A REFINANCING PORTFOLIO		68
	PART B BRIDGE FINANCED PORTFOLIO		68
	PART C ACQUISITION PORTFOLIO		68
	PART D PERMITTED ENCUMBRANCES AND PERMITTED INDEBTEDNESS		69
	PART E ALLOCATED LOAN AMOUNTS		70

SCHEDULE 2 CONDITIONS PRECEDENT			71
	PART A - GENERAL CONDITIONS PRECEDENT		71
	PART B REFINANCING PORTFOLIO		74
	PART C BRIDGE FINANCED PORTFOLIO AND ACQUISITION FINANCE PORTFOLIO		75

SCHEDULE 3 – ACQUISITION DOCUMENTS			76

SCHEDULE 4 GROUP CHART			80

SCHEDULE 5 CONDITIONS SUBSEQUENT			81

VIII

SCHEDULE 6 MANDATORY COST FORMULAE	83

SCHEDULE 7 FORM OF REQUEST	84

SCHEDULE 8 FORM OF TRANSFER CERTIFICATE	85

SCHEDULE 9 REPORTS	87
PART A QUARTERLY FINANCIAL REPORT	87
PART B QUARTERLY INFORMATION REPORT	87
PART C ANNUAL REPORT	88

SCHEDULE 10 COMPLIANCE CERTIFICATE	89

SCHEDULE 11 SUBORDINATION	90

SCHEDULE 12 CALCULATION OF NET RENTAL INCOME	92

SCHEDULE 13 SUBSTITUTION	93
PART A SUBSTITUTION CRITERIA	93
PART B SUBSTITUTION MECHANICS	93

SCHEDULE 14 - COLLECTIONS ACCOUNTS	94

SCHEDULE 14	104

SIGNATURE PAGE OF THE CREDIT AGREEMENT OF THE DATE STATED AT THE BEGINNING	104

IX

CREDIT FACILITY AGREEMENT OF 19 JUNE 2007

BETWEEN

(1)                    IWG Wohnen 1. Objektgesellschaft mbH, a German limited liability company (GmbH), registered with the commercial register of the local court (Amtsgericht) of Stuttgart, Germany, under HRB 20313;

(2)                    IWG Wohnen 2. Objektgesellschaft mbH, a German limited liability company (GmbH), registered with the commercial register of the local court (Amtsgericht) of Stuttgart, Germany, under HRB 720060;

(3)                    IWG Wohnen 3. Objektgesellschaft mbH, a German limited liability company (GmbH), registered with the commercial register of the local court (Amtsgericht) of Stuttgart, Germany, under HRB 720061;

(4)                    IWG Wohnen 4. Objektgesellschaft mbH, a German limited liability company (GmbH) registered with the commercial register of the local court (Amtsgericht) of Stuttgart, Germany, under HRB 720062;

(the Borrowers, and each one individually a Borrower);

(5)                    DeWAG Deutsche WohnAnlage GmbH, a German limited liability company (GmbH) registered with the commercial register of the local court (Amtsgericht) of Stuttgart, Germany, under HRB 23156, (the Parent);

the Borrowers and the Parent having their business address at
Kleiner Schloßplatz 13 D- 70173 Stuttgart, Germany; and

(6)                    ABN AMRO BANK N.V., a corporation organised under the laws of The Netherlands, acting through its London Branch, with its address at 250 Bishopsgate, London EC2M 4AA, England as arranger (in this capacity the Arranger);

(7)                     ABN AMRO BANK N.V., a corporation organised under the laws of The Netherlands, acting through its London Branch, with its address at 250 Bishopsgate, London EC2M 4AA, England as original lender (the Original Lender);

(8)                    ABN AMRO BANK N.V., a corporation organised under the laws of The Netherlands acting through its London Branch, with its address at 250 Bishopsgate, London EC2M 4AA, England as counterparty to certain hedging arrangements (the Original Counterparty);

(9)                    ABN AMRO BANK N.V., London Branch, a corporation organised under the laws of The Netherlands, with its address at 82 Bishopsgate, London EC2N 4BN, England acting through its office at 82 Bishopsgate, London EC2N 4BN, England as facility agent (in this capacity the Facility Agent); and

(10)              ABN AMRO Bank (Luxembourg) S.A., a company organised under the laws of the Grand Duchy of Luxembourg, registered in the commercial register of Luxembourg (Registre de Commerce et des Sociétés, Luxembourg) under registration number B 19.116, with its business address at Espace Kennedy, 46, Avenue J.F. Kennedy, L-1855 Luxembourg-Kirchberg, Grand Duchy of Luxembourg (the Security Agent).

1.                                      INTERPRETATION

1.1                               Definitions

Acquisition Documents means the notarial deeds (notarielle Urkunden) set out in Schedule 3 (Acquisition Documents).

Acquisition Portfolio means the Collateral Properties set out in Schedule 1 PART C (Acquisition Portfolio).

1

Administrative Party means the Arranger or an Agent.

Affiliate means a Subsidiary or any Holding Company of a person or any other Subsidiary of that Holding Company.

Agent means the Facility Agent or the Security Agent.

Allocated Loan Amount means the amounts set out in Schedule 1 PART E (Allocated Loan Amounts) as amended or supplemented in accordance with sub-paragraph 2.1 (The Facility) (c).

Availability Period means the period beginning on the date hereof and ending on the last Business Day of July 2007.

Borrower’s Agent means the Parent.

Bridge Financed Portfolio means the Collateral Properties set out in Schedule 1 PART B (Bridge Financed Portfolio).

Business Day means a day (other than a Saturday or a Sunday) on which Lenders are open for general business in Frankfurt am Main, Germany and London, England and which is also a day on which the Trans European Automated Real time Gross Settlement Express Transfer payment system is open for settlement of payments in Euro.

Cash Transfer Date means the 10th Business Day of each month.

Cash Trap Trigger means 120 per cent.

Cash Sweep Trigger means 115 per cent.

Collateral Property means each collateral property (Beleihungsobjekt) further described in Schedule 1 (Property).

Commitment means:

(a)                     for the Original Lender an amount of the Total Commitment; and

(b)                    for any other Lender, the amount of any Commitment it acquires, to the extent not cancelled, transferred or reduced under this Agreement.

Core Capital Expenditure Amount means 6,500,000€.

Counterparty means the Original Counterparty or a Replacement Counterparty.

Default means:

(a)                     an Event of Default; or

(b)                    an event or circumstance which would be (with the expiry of a grace period, the giving of notice or the making of any determination under the Finance Documents or any combination of them) an Event of Default.

Default Trigger means that the Interest Cover Ratio falls below 110 per cent. and/or the Loan to Value is higher than 80 per cent.

Direct Obligations means, in respect of a Borrower, such part of the Loan (and all other amounts allocable to that part of the Loan) that corresponds to the aggregate of (i) all Allocated Loan Amounts allocated to that Borrower and

2

(ii) all other amounts owed directly under the Finance Documents by such Borrower relating to the acquisition, maintenance and holding of the Property of such Borrower.

Duty of Care Agreement means any duty of care agreement in the agreed form entered into by a Borrower, IWG Wohnen GmbH, or, after 1 June 2007, any other Managing Agent, the Facility Agent and the Security Agent.

EURIBOR means for an Interest Period of any Loan or overdue amount in euro:

(a)                     the applicable percentage rate per annum determined by the Banking Federation of the European Union for euro and the relevant Interest Period displayed on the appropriate page of the Reuters screen, selected by the Facility Agent. If the relevant page is replaced or the service ceases to be available, the Facility Agent (after consultation with the Borrowers) may specify another page or service displaying the appropriate rate. If the there is no screen rate for an Interest Period, the Facility Agent shall interpolate the screen rates for the periods that are closest to that Interest Period; or

(b)                    if no such rate is available for that Interest Period, the arithmetic mean (rounded upward to four decimal places) of the rates as supplied to the Facility Agent at its request quoted by financial institution appointed as such by the Facility Agent to leading lenders in the European inter-bank market, as of 11.00 a.m. on the Rate Fixing Day for the offering of deposits in Euro for a period comparable to that Interest Period.

Event of Default means an event or circumstance specified as such in Clause 20 (Event of Default (Fälligstellungsgründe).

Facility means the credit facility made available under this Agreement.

Facility Amount means the lowest of:

(a)                     the Total Commitments;

(b)                    an amount that results in:

(i)                        a Loan to Value (based on the Initial Valuation) that is not higher than 74 per cent.;

(ii)                     an Interest Cover Ratio of at least 122 per cent.; and

(iii)                  a loan to cost ratio that is not higher than 74 per cent. Such costs to be evidenced by the Borrowers and agreed by the Facility Agent acting reasonably.

Final Maturity Date means the Interest Payment Date falling in April 2014.

Finance Document means:

(a)                     this Agreement and any side letter to this Agreement;

(b)                    the Security Agreement;

(c)                     any Security Document;

(d)                    any Hedging Arrangement;

(e)                     any Duty of Care Agreement; and

(f)                       any other document designated as such by the Facility Agent and the Borrowers.

3

Financial Covenants means the Interest Cover Ratio and the Loan to Value.

Financial Disadvantage has the meaning given in clause 22.1 (Indemnities).

Financial Indebtedness means any indebtedness for or in respect of:

(a)                     moneys borrowed;

(b)                    any other transaction (including any forward sale or purchase agreement) which has the commercial effect of a borrowing;

(c)                     any acceptance credit (including any dematerialised equivalent);

(d)                    any financial liability as defined by IAS 32 whether evidenced by an negotiable instrument (Schuldverschreibung, Wechsel, Scheck) or by contract;

(e)                     any trade payable with a term of more than 90 days and/or in an aggregate amount exceeding 100,000 Euro;

(f)                       and obligation under any pension plan (Pensionsverpflichtung);

(g)                    any agreement treated as a finance lease in accordance with IFRS 17;

(h)                    any obligation under any repurchase agreement (Wiederkauf, Rückkauf);

(i)                        any derivative as defined by IAS 39 9; and

(j)                        any financial guarantee (IAS 39 (3)), indemnity or insurance contract (IFRS 4) or similar assurance against financial loss of any person.

Finance Party means a Lender, a Counterparty or an Administrative Party.

Fitch means Fitch Ratings Limited or any successor to its rating business.

Fixed Rate means the rate expressed as a percentage per annum notified by the Facility Agent to the Borrowers on receipt of the first Request based on the fixed rate under the Hedging Arrangements (i.e. the notification will only be made as and when the rate fixing has occurred).

Holding Company of any other person means a company in respect of which that other person is a Subsidiary.

Hedging Arrangement means any interest hedging arrangement (including any collateral support agreement) entered into by the Borrowers relating to interest payable under this Agreement.

Increased Cost means:

(a)                     any additional or increased cost;

(b)                    a reduction in the rate of return from the Facility or on a Finance Party’s (or its Affiliates) overall capital; or

(c)                     a reduction of an amount due and payable under any Finance Document;

which is incurred or suffered by a Finance Party or any of its Affiliates, but only to the extent attributable to that Finance Party having entered into any Finance Document or funding or performing its obligations under any Finance Document.

4

Initial Business Plan means the consolidated financial budget (vollständiger Finanzplan) of the Borrowers (including leveraged cash flow forecasts, forecast taxes, pro-forma balance sheet and profit and loss account and forecast capex) until the Final Maturity Date supplied to the Facility Agent as a condition precedent under this agreement in form and substance accepted by the Facility Agent.

Initial Valuation means the valuation(s) supplied and addressed to the Facility Agent as a condition precedent document under this Agreement.

Interest Cover Ratio means, at any time, the ratio to be calculated in accordance with the following formula:

[(4xA)+B]/ C

Further :

A =               the Net Rental Income in respect of all Residential Leases received in the 3-month’s period, ending on the last day of the calendar month preceding the month in which the relevant date of testing falls.

B=                    the projected Net Rental Income in respect of all Lease Documents that do not relate to Residential Leases for the 12-months period, starting on the last day of the calendar month preceding the month in which the relevant testing date falls based on the Borrowers’ estimate, of the Net Rental Income receivable from the Property for the relevant period. For the purposes of making this estimate the Borrowers will assume:

(a)                     that a break clause, unless waived by the tenant, will be deemed to be exercised at the earliest date available to the relevant tenant and that, following such exercise, it is assumed that the commercial property will remain vacant for the rest of the relevant period;

(b)                    Rental Income will be ignored unless payable under an unconditional and legally binding Lease Document pursuant to which the relevant tenant already pays the contracted rent;

(c)                     potential Rental Income increases as a result of rent reviews will be ignored, i.e. only rental increases that have been agreed in the relevant Lease Document are to be taken into account;

(d)                    Rental Income will be ignored that is payable by a tenant which is in arrears with an amount that is equal to more than two month of its contracted rental payments;

C =                 the total amount of all interest, commitment fees, administrative fees and agency fees estimated by the Facility Agent (acting reasonably) to become due and payable by the Borrowers for the period corresponding to the period for that B is calculated

(a)                     under a Loan, however, with the modification that for the calculation of interest on the loan, EURIBOR shall be replaced by the Fixed Rate; and

(b)                    under the Permitted Indebtedness in respect of subsidised debt plus the amount of the amortisation under such subsidised debt.

Interest Payment Date means 15 January, 15 April, 15 July and 15 October in each year with the first Interest Payment Date being 15 October 2007. If, however, any such day is not a Business Day, the Interest Payment Date will instead be the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is none).

Interest Period means, as the context requires, the number of days elapsed between (i) the date on which an amount is made available (including such date) and the subsequent Interest Payment Date (excluding such date), or (ii) two consecutive Interest Payment Dates (including the first of such Interest Payment Dates but excluding the last).

Lease Document means any lease (Miet- bzw. Pachtvertrag) or other right of occupation (Nutzungsverhältnis) in respect of a Property.

5

Lender means the Original Lender or any person, which becomes a Lender after the date of this Agreement.

Loan means, unless otherwise stated in this Agreement, the principal amount of each borrowing under this Agreement or the principal amount outstanding of that borrowing.

Loan to Value means, at any time the Loan as a percentage of the Market Value of the Property owned by the Borrowers determined in accordance with the most recent Valuation at that time.

Management Agreement means each property management agreement and each asset management agreement in relation to the Property with the Managing Agent.

Managing Agent means, from 1 June 2006 IWG Wohnen GmbH (currently in the process of being renamed into DeWAG Management GmbH or any other person appointed by the Borrowers).

Mandatory Cost means the percentage rate per annum calculated by the Agent in accordance with Schedule 6 (Mandatory Cost Formulae).

Margin means 0.64 per cent. per annum.

Market Disruption Event means:

(a)                     at or about noon on a Rate Fixing Day the screen rate is not available and none or only one of the reference banks supplies a rate to the Facility Agent to determine EURIBOR for euro and the relevant Interest Period; or

(b)                    before close of business in Brussels on the relevant Rate Fixing Day, the Facility Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 35 per cent. of that Loan) that the cost to it of obtaining matching deposits in the relevant interbank market would be in excess of EURIBOR for the relevant Interest Period.

Material Adverse Effect means a material adverse effect on:

(a)                     the business or financial condition of a Borrower (on a stand alone basis);

(b)                    the ability of a Borrower (on a stand alone) to perform any of its Direct Obligations under any Finance Document; or

(c)                     any material right or remedy of a Finance Party in respect of a Security granted by that Borrower.

Market Value means, in relation to the Property, the value for the Property as indicated in the most recent Valuation delivered to the Facility Agent.

Moody’s means Moody’s Investors Services Limited or any successor to its rating business.

Net Rental Income means, for the relevant period, an amount calculated in accordance with Schedule 12 (Calculation of Net Rental Income).

Obligors means (individually or collectively, as the context may require) the Borrowers and the Parent.

Operating Expenses means the costs or expenses incurred or to be incurred by the Borrowers in relation to any current (laufende) incidental or miscellaneous operating expenditure relating to the due use (bestimmungsgemäßer Gebrauch) of the Property (§ 1 of the German Regulation on the Specification of Operating Expenses (Verordnung über die Aufstellung von Betriebskosten) dated 25 November 2003) excluding, for the avoidance of doubt,

(a)                     fees payable to a Managing Agent;

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(b)                    any maintenance and repair as well as capital expenditure (Instandhaltungs- und Instandsetzungskosten);

(c)                     ground rent (Erbbauzins); and

(d)                    corporate overhead costs (Gemeinkosten) incurred by the Parent or by the Borrowers in relation to the operation of any of the Borrowers (Verwaltungskosten) (e.g. audit fees (Kosten der Prüfung des Jahresabschlusses), costs of the management (Kosten der Geschäftsführung).

Passing Rent means, for the relevant period, the amount that is calculated in accordance with Schedule 12 (Calculation of Net Rental Income).

Permitted Encumbrances means such encumbrances as are set out in Schedule 1 PART D (Permitted Encumbrances and Permitted Indebtedness).

Permitted Indebtedness means such subsidised loans as are set out in Schedule 1 PART D (Permitted Encumbrances and Permitted Indebtedness).

Property means, as the context may require, each Collateral Property, a Collateral Property or all Collateral Properties.

Property Sales Costs means any amounts payable to third parties that are a direct result of the disposal of Collateral Properties (excluding, for the avoidance of doubt, any German tax payable as a consequence of the disposition, but including German property transfer tax (Grunderwerbsteuer) and/or VAT).

Rate Fixing Day means the second Business Day before the next Interest Payment Date.

Refinancing Portfolio means the Collateral Properties set out in Schedule 1 PART A (Refinancing Portfolio).

Release Amount means, with respect to each Collateral Property, an amount equal to the lower of the following percentages of the Allocated Loan Amount relating to that Collateral Property:

Percentage	if Loan to Value (LTV) (per cent)		if Interest Cover Ratio (ICR) (per cent)
107.50	70 < LTV	or	ICR < 125
105.00	70 > LTV > 60	and	ICR > 125
102.50	60 > LTV > 50	and	ICR > 125
100.00	LTV < 50	and	ICR > 125

Rental Income means the aggregate of all amounts paid or payable to or for the account of a Borrower in connection with the use (Nutzungsüberlassung) of any part of the Property.

Replacement Counterparty means any person, other than the Original Counterparty, that becomes a counterparty to Hedging Arrangements instead of the Original Counterparty.

Report means:

(a)                     the technical report prepared by LandAmerica;

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(b)                    the environmental report prepared by Arcadis Consult GmbH, Europaplatz 3, 64293 Darmstadt, dated March 6, 2007;

(c)                     the legal report provided by Thümmel Schütze & Partner, Urbanstraße 7, 70182 Stuttgart, dated May 2, 2007 (including amendment regarding project Queen Mary dated May 7, 2007).

Report Date means the earlier of (i) the tenth Business Day of the month in which an Interest Payment Date falls, and (ii) the day falling five Business Days before that Interest Payment Date.

Request means the request for a Loan, substantially in the form of Schedule 7 (Form of Request).

Required Reserve Amount means the Core Capital Expenditure Amount.

Reserve Account means the bank account designated the “Reserve Account” in accordance with clause 14 (Bank Accounts).

Residential Leases means all Lease Documents that relate to the letting of residential space (Wohnraummietverträge).

Sales Trap Trigger means 115 per cent.

S&P means Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. or any successor to its rating business.

Securitisation means any securitisation or similar transaction involving any part of the rights of any Lender under this Agreement.

Security means the Security Interests created under the Security Documents.

Security Agreement means the security agreement dated on or about the date hereof and entered into between, inter alia, the parties to this Agreement.

Security Document means:

(a)                     each of the documents set out in the Security Agreement;

(b)                    the Share Pledge Agreement entered into on or about the date hereof pursuant to which the shares in the Borrowers are pledged to the Security Agent by the Parent;

(c)                     the fiduciary agreement dated 22 May 2007 entered into between, inter alia, the parties to this Agreement (the Fiduciary Agreement);

(d)                    any other document evidencing or creating security over any asset of a Borrower to secure any obligation to a Finance Party under the Finance Documents; and

(e)                     any other document designated as such by the Security Agent and the Borrowers.

Security Interest means any mortgage, land charge, pledge, lien, charge, assignment, hypothecation, encumbrance, priority notice (Vormerkung) or security interest or any other agreement or arrangement having a similar effect.

Senior Operating Cost Amount means, for the relevant period, the lower of:

(a)                     25 per cent. of the Passing Rent net of VAT; and

(b)                    the sum of the following costs and expenses:

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(i)                       Operating Expenses not recoverable from tenants;

(ii)                    repair and maintenance (Instandhaltungsaufwand);

(iii)                 ground rent (Erbbauzins);

(iv)                corporate overhead costs (Gemeinkosten) incurred by the Parent or by the Borrowers in relation to the operation of any of the Borrowers (Verwaltungskosten) (e.g. audit fees (Kosten der Prüfung des Jahresabschlusses), costs of the management (Kosten der Geschäftsführung); and

(v)                   arm’s length fees payable for the property management (Mieteinzugs- und Objektverwaltung).

Subsidiary means an entity of which a person has direct or indirect control or owns directly or indirectly more than 50 per cent. of the voting capital or similar right of ownership.

Substitution Disposal Proceeds has the meaning assigned to such term in paragraph 7.1.3 (Permitted disposal of Property or shares in Borrower(s)).

Tenant Contributions means any amount paid or payable to a Borrower under a Lease Document on account of Operating Expenses.

Total Commitments means 510,000,000€ less the amount by which the principal amount of Permitted Indebtedness exceeds 14,000,000€.

Transaction Document means:

(a)                     a Finance Document;

(b)                    the Acquisition Document;

(c)                     any Management Agreement; or

(d)                    any other document agreed and designated as such by the Facility Agent and the Borrowers.

Transfer Certificate means a certificate, substantially in the form of Schedule 8 (Form of Transfer Certificate), with such amendments as the Facility Agent may approve or require or any other form agreed between the Facility Agent and the Borrowers.

Utilisation Date means a date on which the Facility granted pursuant to sub-clause 2.1 (The Facility) is utilised.

Valuation means any valuation of the Borrowers’ interest in the Property provided by the Valuer after the Initial Valuation.

Valuer means (1) an independent external valuer or valuers appropriately qualified and accredited to the Royal Institution of Chartered Surveyors (RICS) or The European Group of Valuers Association 2003 appointed to appraise and value Properties held by the Fund (as defined in sub-paragraph 7.1.2 (a) (i) (Change of Control)), or (2) any other surveyor or valuer appointed by the Borrowers and reasonably acceptable to the Facility Agent.

VAT means any German value added tax (Umsatzsteuer).

1.2                               Construction

(a)                                  In this Agreement, unless the contrary intention appears, a reference to:

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(i)                       addressed means that the respective addressee can rely on the correctness of the statements made in that document by the person issuing the document;

(ii)                    a document being appropriately addressed means such report, opinion or other document is addressed in the manner required by the Facility Agent and notified to the Borrowers’ Agent before the date of this Agreement;

(iii)                 affiliated person means any person that is a “nahestehende Person” as defined by § 1 para 2 of the German Foreign Tax Act (Außensteuergesetz);

(iv)                assets includes present and future properties (Vermögen), revenues and rights of every description;

(v)                   control for purpose of identifying who controls an entity means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise.

(vi)                a Default, an incorrectness or an Event of Default being outstanding means that it has not been remedied or waived;

(vii)             a document includes (without prejudice to any prohibition on amendments) all amendments;

(viii)          disposal means a sale, transfer, encumbrance (Belastung), grant or other disposal (Verfügung) in rem (dinglich), in the form of an obligation (schuldrechtlich) or through partnerships or other company law (gesellschaftsrechtlich), whether voluntary or involuntary, or any expropriation (Enteignung) and includes, without limitation (insbesondere):

(A)                 the consent to an entry of an priority notice (Vormerkung) to the land register;

(B)                   an agreement on the transfer of title (Auflassung);

(C)                   the partition of the Borrowers’ ownership in the Property (Grundstücksteilung), or

(D)                  any other arrangement or agreement that has a similar effect and/or leads to a change of the legal or beneficial title (rechtliches oder wirtschaftliches Eigentum) to the Property or part thereof.

and dispose will be construed accordingly;

(ix)                  indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment any money including, without limitation, under any derivative transaction or any other transaction which has the commercial effect of a borrowing;

(x)                     know your customer requirements are the identification checks that a Finance Party requests in order to meet its obligations under any applicable law or regulation to identify a person who is (or is to become) its customer;

(xi)                  net proceeds or net purchase price shall be construed as referring to the amount received or receivable less all reasonable costs, expenses and fees incurred but excluding any taxes on income or gains of the person selling.

(xii)               any party to a Finance Document shall be construed so as to include each successor in title (Einzel- oder Gesamtrechtsnachfolger);

(xiii)            a person includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency,

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organisation or other entity whether or not having separate legal personality and their successors in title (Rechtsnachfolger);

(xiv)           unless expressly stated otherwise references to:

(A)                 sub-clauses shall be references to the sub-clauses of the same clause (e.g. a reference in Sub-clause 1.1 (Definitions) or 1.2 (Construction) to “this clause” is a reference to clause 1 (Interpretation) and all its sub-clauses);

(B)                   paragraphs shall be references to the paragraphs of the same sub-clause; and

(C)                   sub-paragraphs shall be references to the sub-paragraphs of the same paragraph;

(xv)              a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xvi)           required rating of a person or entity refers to the minimum credit ratings, on the relevant date, of the respective short term and long term unsecured senior debt instruments (as applicable) that person has in issue on the relevant date, that are contained in the following table (for the avoidance of doubt, all ratings in the same row are cumulative):

	Short term instruments			Long term instruments
	Fitch	Moody’s	S&P	Fitch	Moody’s	S&P
Credit institute holding bank accounts	F1(+) (or better)	P-1 (or better)	A-1(+) (or better)	N/A	N/A	N/A
Insurance company or underwriter	N/A	N/A	N/A	A (or better)	A2 (or better)	A (or better)
Replacement Counterparty	N/A	N/A	N/A	A (or better)	A2 (or better)	A (or better)

(xvii)        third party means any person that is not an affiliated person; and

(xviii)     a time of day is a reference to German time.

(b)                    The Facility Agent will be entitled to withhold its consent to any matter which may have an adverse impact on the ratings of any securities issued in connection with any Securitisation and where, under a Finance Document, a Finance Party is required to act reasonably, it is reasonable for that Finance Party to act in a manner which, in the opinion of that Finance Party, is reasonably appropriate to avoid an adverse effect on the then current ratings of securities issued in connection with any Securitisation.

(c)                     Unless expressly provided to the contrary in a Finance Document, a person who is not a party to a Finance Document may not enforce any of its terms as a third party beneficiary (under the concept of a third party beneficiary contract (Vertrag zugunsten Dritter) or any similar concept) and, notwithstanding any term of

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any Finance Document, no consent of any third party is required for any variation (including any release or compromise of any liability) or termination of any Finance Document.

(d)                    Where a German (legal) term or concept has been used in a Transaction Document governed by German law, such German (legal) term or concept (and not the English (legal) term or concept to which it relates) shall be authoritative for the construction whenever used in a Transaction Document. Where an English (legal) term or concept has been used in a Transaction Document governed by German law, the related German (legal) term or concept (and not the English legal term or concept) shall be authoritative for the purpose of construction.

2.                         FACILITY

2.1                  The Facility

(a)                     Subject to the terms of this Agreement, the Lenders make available to the Borrowers a secured term loan facility in an aggregate amount equal to the Total Commitments.

(b)                    The Facility Agent will notify the Borrowers and the Lenders of the exact Facility Amount without undue delay after:

(i)                          the Fixed Rate has been determined by reference to the Hedging Arrangements; and

(ii)                       the Initial Valuation has been received and accepted by the Facility Agent (acting reasonably).

 (c)                  The Facility Agent will, together with the notification under sub-paragraph (b), notify the Borrowers of the Allocated Loan Amounts (by supplementing or amending Schedule 1 PART E (Allocated Loan Amount) of each Collateral Property — ensuring that the sum of the Allocated Loan Amounts is equal to the Facility Amount.

2.2                  Obligation of the Borrowers to grant Security

The Obligors must:

(a)                     grant the Security set out in the Security Agreement; and

(b)                    maintain such Security in accordance with the Security Agreement.

2.3                  Nature of a Finance Party’s rights and obligations

Unless otherwise agreed by all the Finance Parties:

(a)                     the obligations of a Finance Party under the Finance Documents are several (Einzelschuldner);

(b)                    the failure by a Finance Party to perform its obligations does not affect the obligations of any other party under the Finance Documents;

(c)                     no Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents;

(d)                    the rights of a Finance Party under the Finance Documents are separate and independent rights (Einzelgläubiger);

(e)                     a Finance Party may, except as otherwise stated in the Finance Documents, separately enforce (durchsetzen) those rights, and

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(f)                       a debt arising under the Finance Documents to a Finance Party is a separate and independent debt.

2.4                  Borrowers’ joint obligations

(a)                     The Borrowers are joint and several debtors (Gesamtschuldner) and joint and several creditors (Gesamtgläubiger) in respect of any rights and claims resulting from or relating to the Finance Documents.

(b)                    Each Finance Party may claim against

(i)                       any Borrower in respect of (kann einen Borrower in Anspruch nehmen für):

(A)                 Direct Obligations of the respective Borrower; and

(B)                   pursuant to the joint and several liability, for Direct Obligations of another Borrower or Borrower (the Group Obligations).

(ii)                    the Parent in respect of all obligations under any Finance Document.

(c)                     In respect of all claims that are not Direct Obligations the following shall apply:

(i)                       deviating from § 425 of the German Civil Code (BGB) it is agreed that all facts (Tatsachen), agreements (Rechtsgeschäfte), statements/notices (Willenserklärungen) and measures (Maßnahmen) — with the exception of the discharge (Erfüllung) by another Borrower - shall only have any effect for and against the Borrowers to which they relate (in dessen Person sie eingetreten sind).

(ii)                    any waiver (Verzicht, Erlass) in respect of the enforcement of any rights by a Finance Party shall only be valid (1) in respect of the legal relationship (das Schuldverhältnis) that is created by the respective Finance Document and (2) only if the Facility Agent has confirmed that the entire legal relationship created by that Finance Document shall be discharged to the Borrowers being a party to the respective Finance Document.

(iii)                 claims based on Group Liability Obligations can be raised irrespective of whether the Direct Obligations under the relevant Finance Document could not be enforced (for any reason) against the relevant Borrower (können auch geltend gemacht werden, wenn die Direct Obligations aus dem relevanten Finanzierungsdokument gegen den in Anspruch genommenen Borrower, gleich aus welchem Grund, nicht durchsetzbar wären).

(iv)                claims of a Borrower for subrogation (Ausgleichung) pursuant to § 426 para 1 of the German Civil Code (BGB) shall only fall due (werden erst fällig), if all claims and rights of all Finance Parties under the Finance Documents have been completely and irrevocably discharged (endgültig und unwiderruflich erfüllt sind).

(v)                   any Borrower shall hold on trust (treuhänderisch halten) for the Finance Parties and transfer at the Facility Agent(s) direction any payments, Security Interest or other financial advantages received by a Borrower in connection with or as a consequence of claims mentioned in, and not yet due pursuant to, (iv) above.

(d)                    None of the Finance Parties shall be obliged, before exercising its rights arising under or in connection with any Finance Document or arising by operation of law against any Borrower, to seek to recover amounts due from any other Borrower or to exercise or enforce any other rights or Security any of them may have or hold in respect of the obligations of the other Borrower under any of the Finance Documents.

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2.5                  Limitation of Borrower’s joint obligations

(a)                     Any Borrower (as long as it is a German GmbH) may refuse to make payments in respect of its Group Obligations, if and to the extent that:

(i)                       such payment would deprive such German Borrower of the liquidity necessary to fulfil its permitted financial obligations that:

(A)                 exist as of the date on which such payment would otherwise be due;

(B)                   are obligations payable to third parties other than third party creditors of the objecting German Borrower’s affiliated persons; and

(C)                   the objecting German Borrower cannot satisfy out of the disposal of fixed or current assets (in a commercially reasonable manner and under terms as agreed by the Lender) or the collection or non-recourse sale of its receivables, in each case as permitted under the Finance Documents; or

(ii)                    such payment would have the consequence that the objecting Borrower’s net assets would be less than its registered capital (gezeichnetes Kapital) (Begründung einer Unterbilanz) or if, at such time, such Borrower’s net assets are already less than its registered capital (Vertiefung einer Unterbilanz).

(b)                    For the purposes of sub-paragraph 2.5(a)(ii) the calculation of:

(i)                       net assets and registered capital shall be based on the book values of the objecting German Borrowers’ assets and liabilities that would have to be disclosed in such German Borrower’s commercial balance sheet (Jahresabschluss) drawn up in accordance with German GAAP as of the day after such payment would have been made;

(ii)                    net assets shall take into account all items to be shown in such German GAAP balance sheet:

(A)                 as assets under the captions reflected in § 266 (2) A, B and C of the German Commercial Code (Handelsgesetzbuch) provided that claims of an objecting German Borrower against any of its affiliated companies referred to above (other than any of the objecting German Borrower’s Subsidiaries), shall only be taken into account if and to the extent that this is permitted pursuant to the jurisprudence from time to time of the German Federal Supreme Court (Bundesgerichtshof) relating to protection of liability capital of German limited liability companies under §§ 30 and 31 of the German Limited Liability Company Act (GmbH-Gesetz); and

(B)                   as liabilities under the captions reflected in § 266 (3) B, C and D of the German Commercial Code less the amount of all liabilities towards any affiliated person (which shall be deemed to have been waived for that purpose) and less any Financial Indebtedness unless permitted under this Agreement.

(iii)                 registered capital (Gezeichnetes Kapital) shall take into account all items to be shown in objecting Borrower’s German GAAP balance sheet under the captions reflected in § 266 (3) A of the German Commercial Code.

(c)                     If such objection is made and for as long as it is outstanding, the objecting German Borrowers must apply any funds available to it for unlimited distribution in the following order:

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(i)                       firstly, in or towards due but unpaid Direct Obligations of that objecting Borrower in accordance with the provisions of clause 14 (Bank Accounts) i.e. operate the priority of payments in that clause in respect of that objecting Borrower and its Direct Obligations separately;

(ii)                    secondly, in or towards due obligations to third parties that comply with sub-paragraph 2.5 (a); and

(iii)                 thirdly, in and towards due Group Obligations of the objecting Borrower in accordance with clause 14 (Bank Accounts) i.e. operate such provision in respect of the non-objecting Borrowers using the credit balances allocable to the non-objecting Borrowers plus the excess over (i) and (ii) allocable to the objecting Borrower(s) for application in accordance with that provision.

(d)                    For the purposes of calculating the unpaid Direct Obligations of a Borrower for the purposes of sub-paragraph (c) any amount of (voluntary or mandatory) pre-payment of a part of the Loan will:

(i)                       first be applied up to such Allocated Loan Amount (up to the Allocated Loan Amounts) of:

(A)                 the disposed Collateral Property or, the Collateral Property owned by a Borrower the interest in which is disposed in case of a prepayment under paragraph 7.1.3 (Permitted disposal of Property or shares in Borrower(s));

(B)                   the damaged Collateral Property in case of a prepayment under paragraph 7.1.4 (Insurance payments);

(C)                   the (damaged) Collateral Property to which it relates in case of a prepayment under paragraph 7.1.5(Claims under Acquisition Documents and Reports);

(ii)                    any excess will be applied to the Allocated Loan Amounts of the Collateral Properties to which no amount pursuant to sub-paragraph (d) (i) has been allocated in the proportion of the Allocated Loan Amount(s) of such Collateral Properties (prior to the prepayment) to the sum of all Allocated Loan Amounts (for the Properties that have not been disposed).

2.6                  Change of German law

The Parties shall negotiate in good faith to waive or amend sub-clause 2.5 (Limitation of Borrower’s joint obligations) if the respective German law relating to capital maintenance (Kapitalerhaltung) and/or destructive interference (existenzvernichtender Eingriff) is changed (e.g. as is currently discussed based on the draft of published by the German ministry of justice).

3.                         PURPOSE

3.1                  Application of the Loan

The Borrowers shall apply amounts borrowed under the Facility for:

(a)                     the re-financing of existing debt and addition of new debt in respect of the Refinancing Portfolio and in respect of the Bridge Financing Portfolio;

(b)                    the financing of the purchase price payable under the Acquisition Documents in respect of the Acquisition Portfolio; and

(c)                     related transaction costs, including any financing costs related to the acquisition of the Collateral Properties under the Acquisition Documents and initial capital expenditure.

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3.2                  No obligation to monitor/obligation to evidence

(a)                     No Finance Party is bound to monitor or verify the utilisation of the amounts drawn.

(b)                    The Borrowers shall provide evidence of the utilisation to the Facility Agent if so requested.

4.                         CONDITIONS PRECEDENT

4.1                  Suspensive Condition

The obligations of the Finance Parties under all Finance Documents are subject to the suspensive condition (aufschiebende Bedingung) that the Facility Agent has notified the Borrowers and the Lenders that it has received all documents and evidence set out in Schedule 2 (Conditions Precedent) PART A (General Conditions Precedent) in form and substance reasonably satisfactory to the Facility Agent. The Facility Agent must give such notification promptly upon being so satisfied.

4.2                  General conditions precedent

No Lender shall be obliged to extend any amount hereunder unless on both the date of the relevant Request and the relevant Utilisation Date:

(a)                     the statements in clause 15 (Representations ) are correct in all material respects; and

(b)                    no Default is outstanding or would result from the making of the Loan; and

(c)                     the Required Reserve Amount has been funded in respect to the Properties to which a Request relates in the amount that is allocated in Schedule 1 PART E (Allocated Loan Amounts) as “Capex” to such Properties to the Reserve Account (or stated in the relevant Request to be paid out of the drawn amount on the relevant Utilisation Date).

4.3                  Portfolio related conditions precedent

(a)                     No Lender shall be obliged to extend any amount under the following unless on both the date of the relevant Request and the relevant Utilisation Date the Facility Agent has notified the Borrowers that it has received all documents and evidence set out in Schedule 2 (Conditions Precedent):

(i)                       Part B Refinancing Portfolio in respect of utilisations relating to the Refinancing Portfolio;

(ii)                    Part C Bridge Financed Portfolio and Acquisition Finance Portfolio in respect of utilisations relating to the Bridge Financed Portfolio and/or the Acquisition Portfolio;

in form and substance reasonably satisfactory to the Facility Agent. The Facility Agent must give such notification promptly upon being so satisfied.

5.                         UTILISATION

5.1                  Utilisation terms

The Borrowers may only utilise the Facility by giving duly completed, irrevocable Requests, the number of which shall not exceed fifteen (15), and which:

(a)                     must be delivered to the Facility Agent by no later than by 11.00 a.m, one Business Day before the Utilisation Date for the proposed borrowing;

(b)                    must specify the relevant Utilisation Date as a Business Day falling within the relevant Availability Period;

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(c)                     must specify the purposes of the Loan;

(d)                    must be in an amount that does not exceed the sum of the Allocated Loan Amounts relating to the relevant Collateral Properties to which the Request relates; and

(e)                     is a request for the Loan that does not exceed, on the proposed Utilisation Date, the maximum undrawn amount of the Facility Amount and, if lower, the amount at which the Interest Cover Ratio for the aggregate of all drawn amounts, including the amount set out in the Request, would be at least 118 per cent.

5.2                  Automatic Cancellation

(a)                     Any undrawn part of the Total Commitments will be automatically cancelled

(i)  in full, upon the close of business on the earlier of:

(A)         the last day of the Availability Period; or

(B)           the day on which the Loan has been disbursed as per the last permitted Request; or

(ii)                    in the amount of the Allocated Loan Amounts attributed to such Collateral Property or Collateral Properties that had been disposed and the purchase price relating to that Collateral Property has been received prior to the Utilisation Date on the date of receipt of the relevant purchase price.

(b)                    No amount of the Total Commitments cancelled may subsequently be reinstated.

6.                         REPAYMENT

6.1                  Scheduled Amortisation

The Borrower is not obliged to amortise the Loan (keine Verpflichtung zur laufenden, planmäßigen Tilgung).

6.2                  Repayment in full

The Borrowers must repay all amounts then outstanding under the Loan in full on the Final Maturity Date.

6.3                  No Re-borrowing

Amounts repaid may not be re-borrowed.

7.                         PREPAYMENT

7.1                  Mandatory prepayment

The Borrowers must pay to the relevant Lender(s) towards prepayment of the Loan:

7.1.1   Illegality

an amount equal to the share in the Loan of a Lender if such Lender has notified the Facility Agent and the Borrowers that it is unlawful in any applicable jurisdiction for that Lender to perform any of its obligations under a Finance Document or to fund or maintain its share in any Loan;

7.1.2   Change of control

(a)                     in an amount equal to the entire Loan then outstanding, if one of the following circumstances occur and the Facility Agent so requests:

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(i)                       to the extent, a Luxembourg Fonds commun de placement - fonds d’investissement spécialisé (the Fund) to be established in or about June 2007 in Luxembourg, to which, inter alia the Collateral Properties will be transferred (except for that part of the Collateral Properties a Borrower disposed of between the date of this Agreement and the transfer to the Fund) has been established:

(A)                 Archstone-Smith Operating Trust, a real estate investment trust organized in the United States under the laws of the State of Maryland (Archstone) ceases to own and control, directly or indirectly,

•                                  at least 10% of the units issued by the  Luxembourg Fonds commun de placement - fonds d’investissement spécialisé (the Fund) established in or about May 2007 in Luxembourg; or

•                                  at least 50.1% of (1) the shares in Archstone Management Germany S.à.r.l, a company organised under the laws of the Grand Duchy of Luxembourg, registered in the commercial register of Luxembourg (Registre de Commerce et des Sociétés, Luxembourg) under registration number B 127469, with its business address at Avenue John F Kennedy 46a, 1855 Luxembourg, Grand Duchy of Luxembourg (the Fund Manager) (2) of the voting rights with respect to the Fund Manager;

(B)                   the Fund Manager ceases to be the management company of the Fund;

(C)                   Archstone ceases to beneficially own (wirtschaftliches Eigentum), directly or indirectly, at least 9% of (1) the shares of any Borrower or (2) the voting rights with respect to any Borrower;

(D)                  the Fund ceases to beneficially own, directly or indirectly, at least 47% of (1) the shares of any Borrower or (2) of the voting rights of any Borrower; or

(E)                    any entity is admitted as a Fund Investor holding in excess of a 25% interest in the Fund (such entity, a New Fund Investor) without the prior consent of the Facility Agent (not to be unreasonably withheld); provided, however, that the Facility Agent’s consent shall not be required if:

•                                  the New Fund Investor is a registered pension fund; or

•                                  the New Fund Investor is a regulated insurance company; or

•                                  the units of the Fund have been listed as listed securities and the New Fund Investor has subscribed for no more than 49% of the units in the Fund; or

(ii)                    to the extent the Fund has not (yet) been established, if Archstone ceases to beneficially own (wirtschaftliches Eigentum), directly or indirectly, 51% of (1) the shares of any Borrower or (2) the voting rights with respect to any Borrower.

(b)                    Immediately upon the admission of a New Fund Investor in accordance with this paragraph 7.1.2(a)(i)(E), the Borrowers’ Agent shall notify the Facility Agent of such admission and shall provide the Facility Agent with evidence reasonably satisfactory to the Facility Agent evidencing the satisfaction of the conditions set out in sub-paragraph 7.1.2(a)(i)(E).

7.1.3   Permitted disposal of Property or shares in Borrower(s)

(a)                     On each Interest Payment Date an amount equal to the aggregate Release Amounts allocable to the Collateral Properties for which disposal proceeds have been received in the immediately preceding Interest Period if Collateral Properties are disposed (or has been disposed on the first Utilisation Date but for which

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the sales proceeds have been received after the first Utilisation Date) and the disposal is made to in accordance with paragraph 17.2.1 (Disposal) unless the net proceeds (purchase price received less related Property Sales Costs) have been designated as Substitution Disposal Proceeds by the Borrowers, and

(i)                       90 per cent. of the Substitution Disposal Proceeds are spent to pay the purchase price for one or more new Collateral Property(ies) within 180 days (the Substitution Period), starting from the date on which the Substitution Disposal Proceeds in aggregate exceed 5,000,000 € (the Threshold Amount), provided that, if the Threshold Amount has been reached a new Substitution Period shall commence for any Substitution Disposal Proceeds received thereafter;

(ii)                    such new Collateral Properties meet the substitution criteria set out in PART A (Substitution Criteria) of Schedule 13 (Substitution).

(iii)                 the substitution mechanics set out in PART B (Substitution Mechanics) of Schedule 13 (Substitution) are maintained; or

(iv)                the total amount reinvested into new Collateral Properties does not exceed in aggregate 10% of the initial amount of the Loan at the time of payment of purchase price for the respective new Collateral Property;

and

(b)                    the aggregate amount of all Release Amounts allocable to all Collateral Properties held by the relevant Borrower, if shares in a Borrower are disposed unless such shares are transferred to an Affiliate of the Obligors and the Borrowers have evidenced to the Facility Agent, to the Facility Agent’s reasonable satisfaction, that such transfer has no adverse effect on an Obligor.

7.1.4        Insurance payments

an amount equal to the net proceeds from the property insurance (but not from any loss of rent or business interruption insurance) in excess of 75,000 Euro that can be claimed under the relevant insurance, unless, within 90 days from the destruction or damage of the Property, the Borrowers have committed (by notifying the insurer and instructing architects with the planning) such insurance proceeds for repair or replacement of the Property and commenced steps to repair or replace the Property.

The mandatory pre-payment to be made under this paragraph will not be due until the respective insurance proceeds have been received by the Borrowers. Furthermore, the Borrowers will be obliged to pre-pay an amount equal to that amount of the insurance proceeds that has not been reinvested within 12 months commencing on the day on which all necessary building, planning or similar consents, permits or approvals in connection with the reinvestment have been obtained or, if earlier 24 months from the occurrence of the relevant insured event (or within such longer period as the Facility Agent may agree).

7.1.5   Claims under Acquisition Documents and Reports

in an amount equal to the net proceeds of any indemnity (including, without limitation, for breach of warranty actually received by a Borrower for its own benefit (and not for the benefit of any third party) if:

(a)                     such net proceeds in respect of any single claim or series of related claims amount to 75,000 Euro or more (in aggregate);

(b)                    result from claims:

(i)                       against any provider of any of the Reports; or

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(ii)                    under the Acquisition Documents provided that, if the respective seller’s payment is due to a defect in a Property or Properties, such amount required to be applied in prepayment shall be limited to the then applicable Release Amount in respect of the relevant Property or Properties and which have not been:

•                                  committed for application to remedy the loss in respect of which they were paid within three (3) months of receipt; or

•                                  so applied within 24 months commencing on the day on which all necessary buildings, planning or similar consents, permits or approvals in connection with the reinvestment has been obtained, or which in any event are not so applied within 3 years of receipt of the relevant amount or within such longer period as the Facility Agent may agree.

7.1.6   Cash Sweep

an amount equal to the amount standing to the credit of the Reserve Account corresponding to the aggregate amounts paid to the Reserve Account pursuant to sub-clause 14.9.2(vi) (Payments from the Debt Service Account) plus all Substitution Disposal Proceeds from and including any Interest Payment Date on which the Interest Cover Ratio is lower than the Cash Sweep Trigger until the Interest Cover Ratio has been above the Rent Sweep Trigger for two consecutive Interest Payment Dates.

7.1.7   Over-funding

an amount equal to the Allocated Loan Amount relating to properties that have been included in the list of Collateral Properties that were disposed of before the date hereof.

7.2                  Further provisions applicable to mandatory prepayments

The due date for repayment or prepayment pursuant to sub-clause 7.1 (Mandatory prepayment) shall be:

(a)                     the last day of the Interest Period falling immediately after the event that has caused the pre-payment unless specifically provided otherwise and further provided that prepayments pursuant to paragraph 7.1.3 (Permitted disposal of Property or shares in Borrower(s)) shall fall due on the Interest Payment Date that is the later of:

(i)                       the Interest Payment Date falling immediately after the date of receipt of the respective purchase price; and

(ii)                    the Interest Payment Date at which the aggregate of the amounts transferred to the Reserve Account out of sales proceeds exceed 500,000€; or

(b)                    such earlier date specified by:

(i)                       the Facility Agent if the prepayment on such earlier date is necessary to avoid adverse consequences on the respective Lender (e.g. in respect of pre-payments under paragraph 7.1.1 (Illegality), whereby such date must not be earlier than the last day of any applicable grace period allowed by law); or

(ii)                    the Borrowers in their reasonable discretion, subject to break costs.

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7.3                  Voluntary prepayment

The Borrowers may, at any time, by giving not less than ten (10) Business Days’ prior notice to the Facility Agent, prepay any Loan in whole or in part, but, if in part, in a minimum amount, and an integral multiple of, 1,000,000 Euro.

7.4                  Right of prepayment and cancellation or replacement of a Lender

(a)                     Borrowers’ Agent may give notice to the Facility Agent requesting prepayment and cancellation in respect of a Lender in accordance with sub-paragraph (c) or, subject to sub-paragraph (1), replacement of that Lender in accordance with sub-paragraph (b) below if:

(i)                       (A)         the Borrowers are, or will be, required to pay to a Lender a Tax Payment or an Increased Cost; or

(B)                   the Borrowers’ Agent receives a notice from the Facility Agent under sub-clause 10.3 (Tax Indemnity) or sub-clause 11.3 (Increased cost claims); or

(C)                   if any Lender fails to fund any Loan; and

(ii)                    the circumstance giving rise to the requirement, payment or indemnification or the failure continues at the time the Borrowers’ Agent so notifies the Facility Agent.

(b)                    The Borrowers may, in the circumstances set out in sub-paragraph (a) above or pursuant to paragraph 7.1.1 (Illegality), replace an existing Lender with one or more other Lenders (which need not be existing Lenders), which have agreed to purchase all of the Commitments and Loans of that existing Lender pursuant to an assignment or transfer in accordance with the provisions of sub-clause 24.2 (Assignments and transfers by the Lenders), on condition that:

(i)                       each assignment or transfer shall be arranged by the Borrowers’ Agent (with such reasonable assistance from the existing Lender as the Borrowers’ Agent may reasonably request);

(ii)                    no existing Lender shall be obliged to make any assignment or transfer unless and until it has received payment from the new Lender(s) in an aggregate amount equal to the outstanding principal amount of the Loans owing to that existing Lender, together with accrued and unpaid interest and fees and all other amounts payable to that existing Lender under this Agreement; and

(iii)                 if the replacement is to become effective during the Availability Period (but not afterwards), the Facility Agent has approved the identity of the new Lender (such approval not to be unreasonably withheld).

(c)                     After notification under sub-paragraph (a):

(i)                       each Borrower must repay or prepay that Lender’s share in the Loans borrowed by it on the date specified in sub-paragraph (d); and

(ii)                    the Commitments of that Lender will be immediately cancelled.

(d)                    The date for repayment or prepayment of a Lender’s share in the Loans will be:

(i)                       the last day of the current Interest Period; or

(ii)                    if earlier, the date specified by the Borrowers’ Agent in the relevant notification.

(e)                     This sub-clause 7.4 does not in any way limit the obligations of any Lender under clause 12 (Mitigation).

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(f)                       The provisions of sub-paragraph 7.4 (b) will not apply to any securitisation vehicle that becomes a Lender in any Securitisation.

7.5                  General provisions applicable to all prepayments

(a)                     Each Borrower must promptly credit all voluntary or mandatory pre-payments to the Debt Service Account.

(b)                    Any notice of prepayment and/or cancellation under this Agreement is irrevocable and must specify the relevant date(s) of prepayment or cancellation.

(c)                     All prepayments under this Agreement must be made with accrued interest on the amount prepaid, all other amounts due hereunder in respect of that amount (e.g. pursuant to sub-clause 22.2 (Interest Period Break Costs)) and all amounts due under the Hedging Arrangements.

(d)                    No amount of a Loan prepaid may subsequently be re-borrowed.

8.                         INTEREST

8.1                  Obligation to pay interest

The Borrowers must pay interest on each Interest Payment Date in the amount that is calculated in arrear (nachschüssig) for the period since the immediately preceding Interest Payment Date.

8.2                  Calculation of interest

(a)                     The rate of interest on the Loan for each Interest Period is the percentage rate per annum equal to the aggregate of the applicable:

(i)                       the Fixed Rate, or EURIBOR if the Borrowers are in compliance with their obligations under sub- clause 8.3 (Hedging);

(ii)                    Margin; and

(iii)                 Mandatory Cost.

(b)                    Interest shall be calculated on the basis of the principal amount outstanding under the Loan at any date during the preceding Interest Period.

8.3                  Hedging

8.3.1        Obligations of the Borrowers

From and including the Utilisation Date, the Borrowers must:

(a)                     maintain Hedging Arrangements in accordance with the provisions set forth in this sub-clause 8.3 for the hedging of the entire interest rate exposure under the Loan with terms not expiring before the Final Maturity Date;

(b)                    comply with the terms of each Hedging Arrangement and may not amend or waive any of their rights under the Hedging Arrangements nor accept any such amendment or waiver by the respective Counterparty without the prior consent of the Facility Agent;

(c)                     supply a copy of the executed documentation for all Hedging Arrangements to the Facility Agent promptly after execution thereof; and

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(d)                    charge or assign by way of security to the Security Agent all their rights under the Hedging Arrangements.

A failure on the part of a Counterparty to comply with its obligations under this sub-clause will not affect the obligations of the Borrowers under this sub-clause.

8.3.2        Form of the Hedging Arrangements

All Hedging Arrangements must be:

(a)                     in respect of the initial Hedging Arrangements and in respect of other Hedging Arrangements to the extent that they relate to portions of the Loan that is subject to a Securitisation, entered into on terms that are Securitisation compliant, and compliant with the terms set out in this sub-clause.

For the avoidance of doubt, any Hedging Arrangement shall not be regarded as Securitisation compliant, if any Borrower fails to use its reasonable endeavours to agree on Hedging Arrangements, which are satisfactory to the Facility Agent or to amend existing Hedging Arrangements accordingly upon reasonable request by the Facility Agent.

(b)                    based on the ISDA Master Agreement 1992; and

(c)                     in the form of a swap, swaption, cap, caption, floor (when in combination with any of the instruments referred to above) or such other instrument satisfactory to the Facility Agent and in any event in form and substance satisfactory to the Facility Agent and shall provide for a fixed rate not greater than 4.3 per cent per annum.

8.3.3        Counterparty

All Hedging Arrangement must be:

(a)                     with the Original Counterparty; or

(b)                    with the Replacement Counterparty:

(i)                       if the Original Counterparty is no longer able to continue hedging; and

(ii)                    the Replacement Counterparty has in issue short and long term senior unsecured instruments with

(A)                 the required rating (sub-paragraph 1.2(a)(xvi) (Construction));

(B)                   or, a person acceptable to the Facility Agent that has unconditionally, in form and substance satisfactory to the Facility Agent, guaranteed such Replacement Counterparties’ obligations under the Hedging Arrangements.

8.3.4        Notional Amount

(a)                     Hedging Arrangements must at all times have an aggregate notional amount not less than the aggregate amount of the Loan outstanding.

(b)                    The Borrowers must, at the request of and in a manner satisfactory to the Facility Agent, and /or a Counterparty may reduce the notional principal amount of the Hedging Arrangements by an amount so that it no longer exceeds 100 per cent. of the aggregate amount of the Loan then outstanding.

8.3.5        Counterparties’ Obligations

Each Counterparty must:

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(a)                     if a rating event (as defined by the Hedging Arrangements) has occurred in respect of it, the Hedging Arrangements or the person that has unconditionally guaranteed its obligations:

(i)                       promptly notify the Facility Agent on becoming aware of such rating event;

(ii)                    comply with its obligations under relevant Hedging Arrangements resulting from such rating event;

(iii)                 immediately on demand pay all reasonable costs and expenses (including legal fees) incurred by the Borrowers and the Facility Agent as a result of the occurrence such rating event (including the costs resulting from the operation of this sub-clause).

(b)                    not amend or waive the terms of any Hedging Arrangement without the consent of the Facility Agent.

(c)                     not suspend making payments under a Hedging Arrangement unless the Borrowers are in breach of its payment obligations under that Hedging Arrangement.

(d)                    acknowledge that the rights of the Borrowers under the Hedging Arrangements have been charged or assigned by way of security to the Security Agent. The Original Counterparty hereby acknowledges such assignment.

8.3.6        Termination of Hedging Arrangements

Neither a Counterparty nor any Borrower may terminate or close out any Hedging Arrangement (in whole or in part) except:

(a)                     that the Borrowers may, with the consent of the Facility Agent close out, or terminate Hedging Arrangements (subject to agreement with the relevant Counterparty), if the Borrowers have entered into substitute Hedging Arrangements which comply with the requirements set out in this sub-clause;

(b)                    if it becomes illegal for that party to continue to comply with its obligations under that Hedging Arrangement;

(c)                     after the occurrence of a tax event (as defined by the relevant Hedging Arrangement);

(d)                    if the Loans and other amounts outstanding under the Finance Documents other than the Hedging Arrangements have been unconditionally and irrevocably paid and discharged in full;

(e)                     in the case of termination or closing out by the Counterparty, if:

(i)                       the Facility Agent serves notice under sub-paragraph 20.2 (Acceleration) (b) or, having served notice under sub-paragraph 20.2(b), makes demand; and

(ii)                    after the Counterparty has notified the Borrowers that a Securitisation has been implemented and each Security Interest created under the Security Documents has been either been enforced or, in the reasonable opinion of the Facility Agent is intended to be enforced.

8.4                  Overdue amounts

8.4.1        Default Interest

(a)                     If the Borrowers fail to pay any amount payable by it under the Finance Documents, they must immediately on demand by the Facility Agent pay

(i)                       interest on the overdue amount (unless the overdue amount is interest)

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(ii)                    lump sum damages

from its due date (Fälligkeitstag – for the avoidance of doubt where a Finance Document does not provide for a specific payment date, the due date shall be determined in accordance with sub-clause 13.4 (Timing of Payments and Performance)) up to the date of actual payment, both before, on and after judgment.

(b)                    The amount to be paid pursuant to (a) shall be calculated (in case of (a)(ii) as if it were interest) at a rate determined by the Facility Agent to be one (1) per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the amount of the overdue amount.

8.4.2        Further damages (Verzugsschäden)

Each Finance Party is entitled to claim from the Borrowers further compensation for any further losses incurred and/or damages suffered as a result of the Borrowers having failed to pay any amount payable by it under the Finance Documents on the due date for payment.

8.5                  Notification of rates of interest

The Facility Agent must promptly, in respect of the next Interest Payment Date by the immediately preceding Rate Fixing Date, notify each relevant party of the determination of a rate of interest under this Agreement.

9.                         MARKET DISRUPTION

If a Market Disruption Event occurs in relation to a Loan for any Interest Period, then the rate of interest on each Lender’s share of that Loan for the Interest Period shall be the percentage rate per annum which is the sum of:

(a)                     the Margin;

(b)                    the rate notified to the Facility Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Loan from whatever source it may reasonably select; and

(c)                     the Mandatory Cost, if any, applicable to that Lender’s participation in the Loan. The Lenders confirm that, as of the date of this agreement and based on their best knowledge in respect of the implementation for the so-called “Basle II accord”, they are not aware that Mandatory Costs based on that implementation will fall due.

10.                  TAXES

10.1           Definitions

For the purposes of this clause:

German Lender means a Lender that is beneficially entitled (§ 39 of the German Tax Procedure Act) to a part of the Loan and which for German tax purposes lends under the Finance Documents through a German permanent establishment within the meaning of German domestic tax law and any applicable double taxation treaty between Germany and the relevant jurisdiction(s).

Tax means any tax (Abgabe) or any obligations ancillary to any tax (Nebenleistungen) including, but not limited to those mentioned in § 3 (4) of the German Tax Procedure Act (Abgabenordnung).

Tax Credit means a credit against any Tax or any relief or remission for Tax (or its repayment).

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Tax Deduction means a deduction (Abschlag) or withholding (Einbehalt) for or on account of Tax from a payment under a Finance Document.

Tax Payment means a payment made by any Borrower to a Finance Party in any way relating to a Tax Deduction or under any indemnity given by that Borrower in respect of Tax under any Finance Document.

Qualifying Lender means a Lender which is:

(i)                                     a German Lender; or

(ii)                                  Treaty Lender.

Treaty Lender means any Lender that is (1) beneficially entitled (which is to be determined by reference to the applicable double taxation treaty between Germany and the respective Treaty State) to interest payable to that Lender under the Finance Documents, (2) entitled to benefit from an applicable double taxation treaty between Germany and the respective Treaty State, (3) may claim the respective treaty protection with respect to payments under the Finance Documents receivable by the Lender, and (4) is not a German Lender.

Treaty State means a jurisdiction having a double taxation treaty with Germany, if that double taxation treaty fully denies Germany any right to tax interest payments of the kind received or receivable under the Finance Documents.

10.2           Gross-up

(a)                     The Borrowers must make all payments to be made by them under the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law or by virtue of a decision of a competent tax authority.

(b)                    The Borrowers or any Lender must promptly (unverzüglich) notify the Facility Agent and the Facility Agent must then promptly notify the affected parties if:

(i)                       a Lender is not, or ceases to be, a Qualifying Lender; or

(ii)                    the Borrowers or a Lender are aware that the Borrowers must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction).

(c)                     If a Tax Deduction is required by law or by a decision of a competent taxing authority to be made by the Borrowers, the amount of the payment due from the Borrowers will be increased to an amount which (after making the Tax Deduction) leaves an amount equal to the payment that would have been due had no Tax Deduction been required. However, in no event will the Borrowers be obliged to pay in excess of the amount that would have been required in respect of payments to a Qualifying Lender.

(d)                    The Borrowers are not required to make an increased payment to a Lender under sub-paragraph (c) in respect of tax imposed if that Lender:

(i)                       is (at the time the respective payment is due) a Qualifying Lender, and the Borrowers are able to demonstrate that the Tax Deduction would not have been required if the Lender had complied with its obligations under paragraph (g) when requested to do so by the Borrower (according to paragraph (g));

(ii)                    is not a Qualifying Lender at the time it became a Lender;

(iii)                 has (at the time the respective payment is due) ceased to be a Qualifying Lender other than because any applicable law (including for the avoidance of doubt any applicable double taxation

26

treaty) or any published practice or published concession of any relevant taxing authority has changed after the date it became a Lender under this Agreement; or

(iv)                the Tax Deduction is required as a result of Council Directive 2003/48/EC on the taxation on savings income, related treaties or agreements, or respective national tax provisions, whether such Tax Deduction being required in a EU Member State or otherwise.

(e)                     If the Borrowers are required to make a Tax Deduction, the Borrowers must make the minimum Tax Deduction allowed by law and must make any payment required in connection with that Tax Deduction within the time allowed by law.

(f)                       Within 30 days of making either a Tax Deduction or a payment required in connection with a Tax Deduction, the Borrowers must deliver to the Facility Agent for the relevant Finance Party evidence satisfactory to that Finance Party (acting reasonably) that the Tax Deduction has been made or (as applicable) the appropriate payment has been paid to the relevant taxing authority.

(g)                    Each Borrower and any Lender shall co-operate in completing any procedural formalities necessary for the Borrower concerned to obtain authorisation to make that payment without a Tax Deduction. In particular, any Treaty Lender shall use its commercially reasonable best efforts to complete, as soon as practicable following a request by the relevant Borrower any procedural formalities which it is able to complete and which are necessary for an Borrower concerned to be able to make a payment to such Treaty Lender without a Tax Deduction (or with a reduced rate of Tax Deduction).

10.3           Tax Indemnity

(a)                     The Borrowers must indemnify a Finance Party against any loss or liability which that Finance Party will suffer or has been suffered (directly or indirectly) for or on account of Tax in relation to a payment received or receivable (or any payment deemed to be received or receivable) under this Agreement.

(b)                    Sub-Paragraph (a) does not apply to any Tax assessed on a Finance Party under the laws of the jurisdiction (or jurisdictions) in which:

(i)                       that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as tax resident (unbeschränkt steuerpflichtig);

(ii)                    that Finance Party’s facility office, or, if different, any permanent establishment for tax purpose, is located in respect of amounts received or receivable in that jurisdiction; or

(iii)                 that Finance Party is subject to non-resident taxation (beschränkte Steuerpflicht) including, but not limited to, in Germany,

if that Tax is imposed on or calculated by reference to the net or gross income received or receivable by that Finance Party.

(c)                     Sub-Paragraph (a) does not apply to the extent that any loss or liability:

(i)                       is compensated for by an increased payment under sub-paragraph 10.2(c); or

(ii)                    would have been compensated for by an increased payment under sub-paragraph 10.2(c) but was not so compensated because one of the exclusions in sub-paragraph 10.2(d) applied.

(d)                    A Finance Party making, or intending to make a claim under paragraph 10.3(a) shall without undue delay (unverzüglich) notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Borrower.

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10.4           Tax Credit

(a)                     Any Finance Party will claim a refund or credit from the competent taxation authority if:

(i)                       the Borrowers have made a payment pursuant to sub-paragraph 10.2(c) or 10.3(a); and

(ii)                    that Finance Party has a right to reclaim, refund or credit the amount withheld or paid in accordance with sub-paragraph 10.3 in full or part under an applicable law or regulation.

(b)                    The relevant Finance Party must pay an amount to the Borrowers which that Finance Party determines will leave it (after that payment) in the same after-tax position as it would have been if the Tax Payment or Tax Deduction had not been required to be made by the Borrowers and to the extent that the relevant Finance Party determines (acting reasonably) that:

(i)                       a Tax Credit is attributable to that Tax Payment or Tax Deduction; and

(ii)                    it or any of its group members is entitled to use that Tax Credit.

10.5           Value Added Taxes

(a)                     Any amount (including costs and expenses) payable under a Finance Document by the Borrowers is exclusive of any value added tax or any other Tax of a similar nature which might be chargeable in connection with that amount. The Borrowers must pay to the Finance Party (in addition to and at the same time as paying that amount) an amount equal to the amount of such Tax provided that the Borrowers receive invoices (in the form required to entitle the Borrower(s) to claim input tax) from that Finance Party and unless such Tax:

(i)                       is paid directly by the Borrowers to the relevant Tax Authority; or

(ii)                    is caused by the exercise of the option by the respective Finance Party to make the supply (of good or services – Lieferung oder sonstige Leistung) subject to such Tax.

(b)                    Where a Finance Document requires any Party to reimburse a Finance Party for any costs or expenses, that Party must also at the same time pay and indemnify the Finance Party against all value added tax or any other Tax of a similar nature incurred by the Finance Party in respect of those costs or expenses but only to the extent that the Finance Party (acting reasonably) determines that it is not entitled to credit or repayment from the relevant tax authority in respect of the Tax.

10.6           Thin Cap Statement

(a)                     The Borrowers may request that the Facility Agent and/or the respective Lender provides, and the Facility Agent and or the respective Lender must then provide, the Borrowers with a certificate in accordance with the tax circulars issued by the German Federal Ministry of Finance (Bundesfinanzministerium) on 15 July 2004 (IV A2 - S 2242a - 20/40) and on 22 July 2005 (IV B 7 - S 2742a - 31/05) in relation to § 8a of the German Corporation Tax Act in the form of the German language official standard letter as issued by the German Federal Ministry of Finance to the credit committee of the German banking associations dated 20 October 2005, docket nr IV B / - S 2742a – 43/05 as amended from time to time.

(b)                    Any such certificate:

(i)                       is given for the purpose of delivery to the competent German tax authorities of the Borrowers to assist the Borrowers in the administration of its tax affairs and not for any other purpose;

(ii)                    does not guarantee the achievement of a specific result or conclusion for German tax purposes; and

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(iii)                 is addressed to and is solely for the benefit of the Borrowers in relation to this Agreement.

10.7           Changes of German Tax Laws

The Parties will discuss in good faith measures that are suggested by the Borrowers in order to avoid or mitigate tax disadvantages resulting from a change in German tax laws limiting the deduction of interest expenses. Such measures may include waivers and consents to adjust the structure of the facilities and/or the Security.

11.                  INCREASED COSTS

11.1           Increased costs

Except as provided below, the Borrowers must pay to a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(a)                     the introduction of, or any change in, or any change in the interpretation, administration or application of, any law or regulation; or

(b)                    compliance with any law or regulation made after the date of this Agreement.

11.2           Exceptions

The Borrowers do not have to make any payment for Increased Costs to the extent that such Increased Costs are:

(a)                     compensated for under another clause or would have been but for an exception to that clause; or

(b)                    attributable to a Finance Party or its affiliated companies wilfully failing to comply with any law or regulation.

11.3           Increased cost claims

(a)                     A Finance Party intending to make a claim for an increased cost must notify the Facility Agent of the circumstances giving rise to, and the amount of, the claim following which the Facility Agent will promptly (unverzüglich) notify the Borrowers.

(b)                    Each Finance Party shall as soon as practicable provide a certificate confirming the amount of its increased costs.

12.                  MITIGATION

12.1           Mitigation

(a)                     Each Finance Party must, in consultation with the Borrowers, take all reasonable steps to mitigate any circumstances which arise and which result or would result in:

(i)                       any Tax Payment;

(ii)                    Increased Cost being payable to that Finance Party;

(iii)                 that Finance Party being able to exercise any right of prepayment and/or cancellation under this Agreement by reason of any illegality; or

including transferring its rights and obligations under the Finance Documents to an Affiliate or changing its office through which it performs its obligations under this Agreement.

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(b)                    Sub-paragraph (a) does not in any way limit the obligations of the Borrowers under the Finance Documents.

(c)                     The Borrowers must indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of any step taken by it under this sub-clause.

(d)                    A Finance Party is not obliged to take any step under this sub-clause if, in the opinion of that Finance Party (acting reasonably), to do so will be materially prejudicial to it.

12.2           Conduct of business by a Finance Party

No term of this Agreement will:

(a)                     interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)                    oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it in respect of tax or the extent, order and manner of any claim; or

(c)                     oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computation in respect of tax.

13.                  PAYMENTS AND PERFORMANCE

13.1           Place

Unless a Finance Document specifies that payments under it are to be made in another manner, all payments by a party (other than the Facility Agent) under the Finance Documents must be made to the Facility Agent to its account at such office or Lender as it may notify to that party for this purpose by not less than five Business Days’ prior notice.

13.2           Funds

All payments under the Finance Documents must be made to the Facility Agent’s bank account at such office or Lender as it may notify to the relevant party for this purpose for (a) value on the due date, and (b) in funds that are (i) in immediately available on the due date or (ii) in such funds as the Facility Agent may have specified as being customary at the time for the settlement of transactions to the Facility Agent.

13.3           Currency

All amounts payable under the Finance Documents are payable in euro, unless otherwise specified in a Finance Document.

13.4           Timing of Payments and Performance

If a Finance Document does not provide for when a particular payment or performance is due by a Borrower, that payment or performance will be due within three Business Days of demand by the relevant Finance Party.

13.5           No set-off or counterclaim

All payments made by the Borrowers under the Finance Documents must be calculated and made without (and free and clear of any deduction for) set-off or counterclaim.

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13.6           Business Days

(a)                     If a payment under the Finance Documents is due on a day, which is not a Business Day, the due date for that payment will instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)                    During any extension of the due date for payment of principal under this Agreement, interest is payable in respect of such amount at the rate applicable on the original due date.

13.7           Convention for calculation of amount accruing over time

Any interest or fee accruing under this Agreement accrues from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days (actual/360) or otherwise, depending on what the Facility Agent determines is market practice.

13.8           Evidence

Any certification or determination by a Finance Party of a rate or amount under the Finance Documents will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

13.9           Partial Payments

Partial payments may be applied in accordance with the priority set out in sub-clauses 14.7 (Collections Account) and 14.9 (Debt Service Account) or in accordance with the Security Agreement. § 366 of the German Civil Code (BGB) shall not apply.

14.                  BANK ACCOUNTS

14.1           General obligation

(a)                     The Borrowers must, from and including the first Utilisation Date:

(i)                       maintain the bank accounts set out in sub-clause 14.3 (Designation of bank accounts);

(ii)                    ensure that all bank accounts they hold are operated in accordance with the provisions contained in this clause; and

(iii)                 ensure that no bank account is ever overdrawn.

(b)                    The Borrowers must not, without the prior consent of the Facility Agent (such consent not to be unreasonably withheld), maintain any other bank account.

(c)                     Unless otherwise provided for in sub-clause 14.4 (Deviation from general obligations):

(i)                       each bank account held by the Borrowers must be pledged (first ranking) in favour of the Security Agent (for itself and on behalf of the Finance Parties);

(ii)                    the Borrowers must ensure that each bank account held by the Managing Agent is pledged (first ranking) in favour of the Security Agent (for itself and on behalf of the Finance Parties);

(iii)                 each bank account must be held with a German branch of a credit institution and the account agreement shall be governed by German law;

(iv)                the credit institution at which the bank accounts are held is able to operate a lock flag (Sperrvermerk) and is otherwise acceptable to the Facility Agent;

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(v)                   the credit institution at which the bank accounts are held has the required rating for an account bank or is otherwise acceptable to the Facility Agent (acting reasonably); and

(vi)                the Borrowers must ensure that the Facility Agent shall have viewing rights in respect of each bank account and shall agree with the relevant account bank that the Facility Agent shall be able to view the accounts via online banking and provide respective passwords etc. to the Facility Agent. If, for whatsoever reason, the Facility Agent has not been granted such viewing rights in respect of a certain bank account, the Borrowers undertake to provide the Facility Agent promptly at its request with statements for such account.

14.2           Change of account bank

The Facility Agent may require that any bank account be moved, within 30 Business Days, to another bank of the Facility Agent’s choice which does have the required rating if the rating of the obligations of the account bank falls under the required rating for an account bank.

14.3           Designation of bank accounts

The Borrowers must open and maintain the following bank accounts:

(a)                     deposit accounts (which may include Sparkonten that already exist) held in the name of the Borrowers to hold tenant deposits made in cash or cash equivalent (each a Tenant Deposit Account);

(b)                    current accounts for each Borrower (held by a Borrower or a property manager (Verwalter)) as open trust accounts (offene Treuhandkonten) for the Finance Parties each designated a Collections Account. A complete and concise (vollstündige und abschließende) list of all Collections Accounts as a the date hereof is attached in Schedule 14 (Collections Accounts). In case that an Collections Account is not held in open trust for the Finance Parties, the Borrowers must ensure that such accounts will be converted into an open trust account for the Finance Parties by no later than 15 Business from the date hereof.

(c)                     A current account for each Borrower (held by a Borrower) as open trust accounts (offene Treuhandkonten) for the Finance Parties designated a Central Collections Account;

(d)                    a current account for each Borrower as open trust account (offenes Treuhandkonto) for the Finance Parties designated the Disposal Proceeds Account;

(e)                     one current account held in the name of all Borrowers as open trust account (offenes Treuhandkonto) for the Finance Parties designated the Debt Service Account;

(f)                       one current account held in the name of all Borrowers as open trust account (offenes Treuhandkonto) for the Finance Parties designated the Reserve Account;

(g)                    one or more collateral support account held in the name of all Borrowers, each designated a CSA Account, within 30 Business Days following a respective request by the Facility Agent;

(h)                    a current account for each Borrower designated the General Account; and

(i)                        a current account held in the name of all Borrowers and designated the Central General Account.

14.4           Deviation from general obligations

(a)                     The Borrowers are not obliged to pledge the Tenant Deposit Accounts, the Central General Account and the General Accounts.

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(b)                    Collection Accounts, Tenant Deposit Accounts, General Accounts and the Central General Account may be held with a credit institution that do not have the required rating.

(c)                     The Borrowers (or a property manager (Verwalter)) may open and maintain further bank accounts designated as Collections Accounts provided that, as at the date on which the first amounts are credited to that bank account, the pre-requisites set out in sub-clause14.1 (General Obligations) (c) are met in respect of that new bank account (in particular (insbesondere) the pledge of that account is perfected (§ 1280 of the German Civil Code)).

14.5           Signing rights (Verfügungsbefungnis)

(a)                     The Borrowers must ensure that the bank accounts shall have the following signing rights:

(i)                       only the Managing Agent shall have signing rights in respect of each of the Collections Accounts, and each Tenant Deposit Accounts; and

(ii)                    the Borrowers’ Agent shall have signing rights in respect of the Debt Service Account, the CSA Account (if any), the Reserve Account and the Central General Account; and

(iii)                 each Borrower shall have signing rights in respect of its respective General Account and Central General Account.

(b)                    The Security Agent shall waive its statutory co-signature right arising under the account pledge agreement(s) in respect of the Collections Account. Such waiver can be revoked in accordance with the Security Agreement.

14.6           Tenant Deposit Accounts

The Borrowers shall:

(a)                     use commercially reasonable efforts that new tenants agree in the future that their respective Tenant Deposit Accounts are maintained with an account bank that has the required rating.

(b)                    operate all Tenant Deposit Accounts as follows:

(i)                       the Borrowers must ensure that any amount received by it by way of security for the performance of the obligations of a tenant under a Lease is paid into a Tenant Deposit Account opened in relation to that tenant;

(ii)                    the Borrowers shall transfer into the Collections Account any amount standing to the credit of the Tenant Deposit Account as, to the extent and when the Borrower is entitled to draw from the Tenant Deposit Account in accordance with the terms of the Lease Document respect of which the relevant amount is held; and

(iii)                 no withdrawal may be made from the Tenant Deposit Account other than is required by the terms on which the Borrowers hold amounts from that tenant in the Tenant Deposit Account.

14.7           Collections Account

14.7.1 Payments to the Collections Accounts

Each Borrower must ensure that:

(a)                     all Rental Income in respect of its Collateral Properties;

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(b)                    any amount withdrawn from its Tenant Deposit Accounts (other than any amount that is required to be reimbursed to the relevant tenant); and

(c)                     any other amounts received or receivable by it, other than any other amount specifically required under this agreement to be paid into any other account;

are, in each case, paid into one of its Collections Account without undue delay, in no event later than three Business Days following receipt.

14.7.2 Payments from the Collections Accounts and the Central Collections Accounts

(a)                     Each Borrower shall or shall ensure that the Managing Agent applies or withholds amounts standing to the credit of the Collections Account, in the following order:

(i)                       firstly, amounts attributable to and not exceeding the Tenant Contributions pari passu (1) in and towards direct payment of due claims to the respective third party creditor or, (2) to withhold an amount in respect of payments that are not yet due but for which a part of the Tenant Contributions constitutes an advance;

(ii)                    secondly, the payment of actual costs and expenses equal to the Senior Operating Cost Amount;

(iii)                 thirdly, the payment of current debt service due but unpaid under the Permitted Indebtedness to the extent that such Permitted Indebtedness consists of subsidised debt.

(b)                    Each Borrower shall or shall ensure that the amounts standing to the credit of its Collections Accounts are transferred to its Central Collections Account prior to the Cash Transfer Date after deduction/withholding of amounts referred to in sub-paragraph (a).

(c)                     The Borrowers must, by the Cash Transfer Date, transfer (or must ensure that the Managing Agent transfers) to the Debt Service Account any amounts standing to the credit of the Central Collections Accounts.

(d)                    The Borrowers may freely transfer funds between the Collections Accounts and the Central Collections Accounts.

14.8           Disposal Proceeds Account

14.8.1 Payments to the Disposal Proceeds Accounts

Each Borrower must ensure that:

(a)                     all (gross) proceeds from disposals of its Collateral Properties net of Property Sales Costs; and

(b)                    such additional amount, if any, that is necessary to ensure that the mandatory pre-payment of the Loan or the substitution in accordance with paragraph 7.1.3 (Permitted disposal of Property or shares in Borrower(s)) is ensured (sichergestellt) in respect of the Collateral Properties that have been sold are, in each case, paid into its Disposal Proceeds Account without undue delay, in no event later than three Business Days following receipt.

14.8.2 Payments from the Disposal Proceeds Account

(a)                     Each Borrower shall or shall ensure that the Managing Agent applies or withholds amounts standing to the credit of the Collections Account, in the following order:

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(i)                       firstly, amounts attributable to and not exceeding the unpaid Property Sales Costs;

(ii)                    secondly, for as long as the Interest Cover Ratio is equal to or higher than the Cash Trap Trigger and no Default has occurred or is continuing and no statement made under clause 15 (Representations) is not correct or would not be correct in all material respects immediately after the transfer:

(A)                 to the Reserve Account an amount equal to the aggregate Substitution Disposal Proceeds received since the last Cash Transfer Date;

(B)                   to the Central General Account an amount that is the higher of zero or the amount calculated as follows:

GSP – PSC – SU - RA

Where

GSP = the aggregate gross disposal proceeds received for Collateral Properties since the last Cash Transfer Date;

PSC = the aggregate of the Property Sales Costs relating the Collateral Properties for which GSP has been calculated;

SU = Substitution Disposal Proceeds paid in accordance with (A);

RA = the aggregate of the Release Amounts allocable to Collateral Properties for which disposal proceeds have been received since the last Cash Transfer Date.

(b)                    The Borrowers must, by the Cash Transfer Date, transfer (or must ensure that the Managing Agent transfers) to the Debt Service Account any amounts standing to the credit of the Disposal Proceeds Account after deduction/withholding of amounts referred to in sub-paragraph (a).

(c)                     The Borrowers may freely transfer funds between the Disposal Proceeds Accounts and between Disposal Proceeds Accounts and Collections Accounts.

14.9           Debt Service Account

14.9.1 Additional payments to the Debt Service Account

The Parent must, without undue delay, in no event later than three Business Days following receipt, credit all amounts received by it in the context of a disposal of shares in one or more Borrowers to the Debt Service Account.

14.9.2 Payments from the Debt Service Account

On each Interest Payment Date, the Facility Agent must, and is irrevocably authorised by the Borrowers to withdraw from and apply or to withhold amounts from the Debt Service Account, in the following order:

(i)                       firstly, in or towards payment pro rata of any due but unpaid fees, costs and expenses and any other liability of the Administrative Parties (including any agent, delegate or appointee of any Agent) due but unpaid under the Finance Documents;

(ii)                    secondly, in or towards payment pro rata to the Counterparty of any due but unpaid amount under the Hedging Arrangements other than any amount due under early termination of the Hedging Arrangements resulting from a breach of the Counterparty’s obligations;

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(iii)                 thirdly, in or towards payment to the Facility Agent for the relevant Finance Parties pro rata of any accrued interest, commitment fees and other amounts due but unpaid under the Finance Documents;

(iv)                fourthly, pro-rata in or towards (pro-rata):

(A)                 due mandatory prepayment of the Loan under sub clause 7.1 (Mandatory Prepayments), provided, however, that as long as the mandatory pre-payment is not to be made pursuant to sub-paragraph 7.2 (a) (ii) (Further provisions applicable to mandatory pre-payments) the corresponding amount shall be transferred to the Reserve Account;

(B)                   any amounts due under Hedging Arrangements to the extent not falling under (ii) above or (v) below;

(v)                   fifthly, in or towards payment of any amounts due under early termination of a Hedging Arrangement resulting from illegality, default or failure to comply with rating downgrade provisions (each as defined by the Hedging Arrangements);

(vi)                sixthly, all amounts not applied in accordance with the foregoing shall be paid to the Reserve Account if on that Interest Payment Date:

(A)                 the Interest Cover Ratio is below the Cash Trap Trigger;

(B)                   a Default is outstanding; or

(C)                   a statement made under clause 15 (Representations) is not correct or would not be correct in all material respects immediately after the withdrawal;

(vii)             seventhly, to withhold in the Debt Service Account an amount equal to all payments made to the Debt Service Account during the period from (and excluding) the penultimate Cash Transfer Date until (and including) the immediately preceding Cash Transfer Date;

(viii)          eigthly, in and towards payment of unpaid and due Operating Expenses for the actual Interest Period but that are not covered out of the Collections Account; and

(ix)                  ninthly, payment of any surplus into the Central General Account.

14.9.3 Changes/appropriations by the Borrowers

(a)                     The Facility Agent may vary the order set out in paragraphs 14.9.2 (ii) to (vi).

(b)                    This clause will overrule any appropriation made by the Borrowers.

14.10     Reserve Account

14.10.1 Additional payments to the Reserve Account

Each Borrower must ensure that:

(a)                     payments made in respect of the Required Reserve Amount;

(b)                    any amounts received or receivable by it, in respect of property insurance (other than loss of rent insurance),

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are, in each case, paid into its Reserve Account without undue delay, in no event later than three Business Days following receipt.

14.10.2 Payments from the Reserve Account

The Borrowers may only withdraw or transfer amounts standing to the credit of the Reserve Account as follows:

(a)                     to reinvest insurance proceeds received for the reconstruction of destroyed or damaged Collateral Properties;

(b)                    to spend amounts reserved for capital expenditure, the Borrowers:

(i)                       may notify the Facility Agent at any Report Date of the amount of the intended spendings in the next Interest Period in respect of

(A)                 Core Capital Expenditure Amount; and

(B)                   general capital expenditure; and

(ii)                    must evidence the amount spent, if any, in the then actual Interest Period or to be spent until, but excluding, the next Interest Payment Date in respect of (i) (A) to the Facility Agent to the Facility Agent’s reasonable satisfaction.

(iii)                 The Facility Agent will grant its consent to the transfer of amounts standing to the credit of the Reserve Account to third parties in the relevant next Interest Period in an amount not exceeding the amount notified to it in accordance with (b)(i), provided that:

(A)                 no Default is outstanding;

(B)                   the Facility Agent is satisfied with the usage of the funds spent or to be spent in the then current Interest Period based on the evidence delivered by the Borrowers in accordance with (b) (ii) .

(c)                     to reinvest amounts reserved for new Collateral Properties in accordance with sub-paragraph 7.1.3 (a) (Permitted disposal of Property or shares in Borrowers) or pay the Release Amount in accordance with sub-paragraph 7.1.3 (a) and 7.2(a) (ii) (Further provisions applicable to mandatory pre-payments) if a substitution is not completed;

(d)                    to make mandatory pre-payments in accordance with sub-paragraph 7.1.3 (a) (Permitted disposal of Property or shares in Borrowers) once the 500,000 € threshold pursuant to 7.2 (a) (ii) (Further provisions applicable to mandatory pre-payments) is reached or exceeded (i.e. all amounts standing to the Credit of the Reserve Account (which were paid to the Reserve Account pursuant to sub-paragraph 14.9.2(iv)(A)) will be used to make such mandatory pre-payment if the threshold amount is reached after taking into account receipts of disposal proceeds during the immediately preceding Interest Period);

(e)                     to make mandatory pre-payments in accordance with sub-paragraph 7.1.6 (Cash Sweep) or to release to the General Account amounts withheld pursuant to sub-paragraph 14.8.2 (vi) on the Interest Payment Date on which

(i)                       the Interest Cover Ratio is above or equal to the Rent Trap Trigger and has been equal to or above the Rent Trap Trigger on the immediately preceding Interest Payment Date; and

(ii)                    none of the events set out in sub-paragraph 14.8.2 (vi) (B) or (C) is present.

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14.11 General Account

The Borrowers may withdraw any amount standing to the credit of the Central General Account for payment to the General Account of each Borrower and from such General Account for payments, which are not prohibited under any Finance Document.

14.12 CSA Account

14.12.1 Definitions

(a)                     For the purposes of this sub-clause, the following terms shall have the following meanings:

Credit Support Annex means any credit support annex entered into by the Borrowers and a Counterparty in connection with any Hedging Arrangement.

Credit Support Balance means, with respect to a Counterparty under any Hedging Arrangement, the meaning given to it in that Hedging Arrangement.

Credit Support Document means any credit support deed and any Credit Support Annex entered into by the Borrowers and a Counterparty in connection with any Hedging Arrangement.

Over Collateralised Amount means, with respect to a Counterparty, an amount equal to the lowest of:

(i)                       the net close-out amount due pursuant to section 6.(e) of the relevant ISDA Master Agreement from the Borrowers to the relevant Counterparty following the termination of all transactions in respect of such Hedging Arrangement, if any, and otherwise zero;

(ii)                    the Credit Support Balance in relation to such Counterparty and such Hedging Arrangement, if any, and otherwise zero; and

(iii)                 the amount standing to the credit of the relevant CSA Account in respect of such Counterparty and such Hedging Arrangement.

14.12.2 Use of CSA Account

(a)                     The Borrowers:

(i)                       shall ensure that any amount paid to it by a Counterparty under any Credit Support Annex is paid into the relevant CSA Account.

(ii)                    may only withdraw, transfer or dispose of any funds on deposit on the CSA Account with the prior written consent of the Security Agent, and:

(A)                 on any date on which an amount is due from the Borrowers to the relevant Counterparty under the relevant Credit Support Document:

(1)                    to the relevant Counterparty to the extent that such amount is not netted against any amount payable by the relevant Counterparty to the Borrowers under the relevant Hedging Arrangements; and

(2)                    to the Debt Service Account to the extent that such amount is netted against any amount payable by the relevant Counterparty to the Borrowers under the relevant Hedging Arrangements; or

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(B)                   following the termination of all transactions in respect of a Hedging Arrangement with a Counterparty, by paying the relevant Over Collateralised Amount to that Counterparty.

15.                  REPRESENTATIONS

15.1           General

(a)                     The Borrowers are responsible that the facts and circumstances described in the statements contained in this clause, are true, complete and not in any material way misleading in any material respect

(i)                       during the term of this Agreement or

(ii)                    as at a specific date, if the text of the relevant sub-clause, paragraph or sub-paragraph

(A)                 provides that the respective statement is only made as at a specific date; or

(B)        provides that the statement is made as of the date hereof and as at the Utilisation Date, such statement is further qualified by such facts and circumstances that were disclosed in writing to the Facility Agent before the date hereof;

in each case irrespective or whether they are at fault if the statement is not true, complete or in material respects misleading– (unabhängig davon, ob sie vertreten müssen, dass die Aussagen nicht wahr, vollständig oder in wesentlichen Aspekten missverständlich war).

(b)                    If any of the statements contained in this clause proves incorrect at any time, based on the facts then subsisting, for any reason, the Finance Parties may accelerate the Loan under sub-clause 20.2 (Acceleration) irrespective or Finance Parties knew or could have known (kennen oder kennenmüssen) that the statement was or could be incorrect. For the avoidance of doubt, the Finance Parties may use any other remedy provided by statute in addition or alternatively.

15.2           Basic Representations

15.2.1 Status

(a)                     Each of the Borrowers is a limited liability company (Gesellschaft mit beschränkter Haftung) duly incorporated and validly existing under German law.

(b)                    The Borrowers have the power to own their assets and carry on their business as it is being conducted and contemplated by this Agreement and the Acquisition Document.

15.2.2 Centre of main interests, tax residence

The Borrowers’ “centre of main interests” for the purposes of Council Regulation (EC) No. 1346/2000 of 29 May 2000 is situated in Germany. The Borrowers are only subject to unlimited tax liability (unbeschränkte Steuerpflicht) in their jurisdiction of incorporation.

15.2.3 Powers and authority

As of the date hereof, the Borrowers have the power to enter into and perform under, and have taken all necessary action to authorise the entry into and performance of, the Transaction Documents to which they are or will be a party and the transactions contemplated by these.

15.2.4 Compliance with laws

As of the date hereof, each Borrower:

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(a)                     complies in all respects with all material laws to which it may be subject (including environmental laws and Tax laws); and

(b)                    has obtained all necessary material licenses, approvals and authorisations to enter into and perform under the Transaction Documents and the transactions contemplated by these;

in each case where the non-compliance with sub-paragraph(a) or (b) is reasonably likely not to have a material effect on the use or value of any Collateral Property.

15.3           Absence of certain circumstances

15.3.1 No Enterprise Agreements:

No Obligor is party to any enterprise agreement (Unternehmensvertrag) as of the date hereof except for the domination and profit and loss pooling agreement (Beherrschungs- und Gewinnabführungsvertrag) between the Parent and (i) each of the Borrowers, (ii) deltus 161 GmbH, or (iii) IWG Wohnen 5. Objektgesellschaft mbH.

15.3.2 No conflict

The entry into and performance by any of the Borrowers under the Transaction Documents and the transactions contemplated by them, as of the date hereof, do not conflict with any law or regulation applicable to them, their constitutional documents or any document which is binding upon them or any of their assets, and such violation is reasonably likely not to have a is reasonably likely not to have a material effect on the use or value of any Collateral Property.

15.3.3 No Default

(a)                     No Default is outstanding or will result from the execution of any Finance Document, as of the date of the execution of such Finance Document, neither by the performance under it nor any transaction contemplated by it.

(b)                    As of the day of the execution of the relevant document, no other event is outstanding, which constitutes a default under any document binding on any of the Borrowers or any of their assets to an extent or in a manner which has or is reasonably likely to have a Material Adverse Effect.

15.3.4 No Credit Event

As of the day hereof, and as at each Utilisation Date no Borrower is subject to any proceeding of the type mentioned in sub-clause 20.6 (Credit related events) nor in a “financial crisis” (§ 32a of the German Limited Liability Companies Act - GmbHG).

15.3.5 No Litigation

As of the date hereof and as of each Utilisation Date, no litigation, arbitration or administrative proceedings are current (rechtshängig), unless such litigation, arbitration or administrative proceeding is reasonably likely not to have a Material Adverse Effect, and, to the best knowledge and belief (kennen oder kennenmüssen), pending (anhängig) or impending (bevorstehend) in respect of any Borrower other than that disclosed in writing to the Facility Agent.

15.3.6 No other business

As at the date hereof and as at each Utilisation Date no Borrower:

(a)                     is a party to any material agreement other than the Transaction Documents;

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(b)                    has nor had traded or carried on any business except for the acquisition of the Collateral Properties under the Acquisition Documents, ownership, letting and management of the Property;

(c)                     has nor had any employees or obligations in respect of any pension scheme; and

(d)                    has nor had any Subsidiary except that

(i)                       IWG Wohnen 1 GmbH holds a limited partnership interest (Kommanditanteil) in the following KGs (that in turn hold Collateral Properties) as at the date hereof in:

(A)                 IWG Wohnen Objekt Duisburg Erste GmbH & Co. KG, registered with the Amtsgericht München under HRA 88719

(B)                   IWG Wohnen Objekt Duisburg Zweite GmbH & Co. KG registered with the Amtsgericht Stuttgart under HRA 721238.

both entities to be converted into partnerships (OHGs) upon the first Utilisation Date. It being understood that the statements contained in (a) and (c) above are true in respect of these KGs.

(ii)                    IWG Wohnen 1 GmbH and IWG Wohnen 4 GmbH were partners in a German non-trading civil law partnership (Gesellschaft bürgerlichen Rechts) for the sole purposes of the acquisition (and interim letting and/or leasing) of certain Collateral Properties – such partnership has been collapsed following the acquisition and is no longer existent.

15.3.7 No Financial Indebtedness

As at the date hereof and as at each Utilisation Date no Borrower had any Financial Indebtedness other than:

(a)                     towards the Finance Parties under any Finance Document,

(b)                    as is otherwise expressly permitted under this Agreement.

15.3.8 No credit institution

No Borrower is:

(a)                     a German resident financial institution (inländisches Kreditinstitut) or a German financial services provider (inländisches Finanzdienstleistungsinstitut) in both cases as defined by the German Banking Act (Kreditwesengesetz); and

(b)                    a non-German financial institution (ausländisches Kreditinstitut) or non-German financial services provider (ausländisches Finanzdienstleistungsinstitut) in both cases within the meaning of §§ 53 and 53 b of the German Banking Act (Kreditwesengesetz). -

15.3.9 No secondary tax liability

(a)                     No Borrower is subject to any secondary tax liability (Haftung) or other tax liability in respect of any tax payable by any affiliated person other than towards the German tax authorities as a consequence of a German VAT group (umsatzsteuerliche Organschaft), German corporation and German Trade Tax (körperschaftsteuerliche und gewerbesteuerliche Organschaft) between each of the Borrowers, the Parent, IWG Wohnen 5. Objektgesellschaft mbH and deltus 161 GmbH but not with any person (other than the Borrowers) affiliated to deltus 161 GmbH, IWG Wohnen 5. Objektgesellschaft mbH and/or the Parent.

(b)                    With respect to VAT grouping (umsatzsteurliche Organschaft) sub-paragraph (a) shall only be violated:

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(i)                       if the German competent tax authorities direct (per Bescheid zur Abgabe einer Steuererklärung auffordern) the Obligors to file a joint VAT return together with affiliates that are no Obligors or make a claim (einen Haftungsbescheid erlassen) based on any joint and several liability for a VAT group with affiliates that are no Obligors; and

(ii)                    the Borrowers have not evidenced, within 5 Business Days of becoming aware of one of the measures set out in (i), but in no event later than the date on which any payment to be made by the Borrowers in respect of such measure (i) becomes payable, to the Facility Agents’ satisfaction that claims resulting from such VAT grouping are either paid or appropriately reserved for (and such reserve is funded by cash, cash equivalent or payment guarantee to the satisfaction of the Facility Agent) in an amount and in a manner that is determined by the Facility Agent (acting reasonably).

15.4           Correctness of Information

15.4.1 Information supplied to Finance Parties, advisors and Valuers

(a)                     As at the date hereof and as at each Utilisation Date, all information supplied by the Borrowers or on their behalf to:

(i)                       any Finance Party in connection with the Finance Documents;

(ii)                    the relevant advisors for the purposes of any legal due diligence report; and

(iii)                 the Valuer for the purposes of each Valuation, or any other report required to be delivered under this Agreement;

was true and accurate in every material respect as at its date or (if appropriate) as at the date (if any) at which it is stated to be given.

(b)                    The Borrowers have supplied to the Finance Parties all information as the Borrowers could reasonably assume to be relevant for the Finance Parties’ decision to enter into the Finance Documents and to extend the Loan.

(c)                     No Borrower has omitted to supply any information which, if disclosed, would make any other information untrue or misleading in any material respect or would adversely and materially affect a Valuation.

15.4.2 Group Chart/Shareholding

As at the date hereof , and as at each Utilisation Date, Schedule 4 (Group Chart) is a true and complete depiction of the group structure and the shareholdings in the Borrowers by the Parent.

15.4.3 Business Plan

The Business Plan has been prepared, or will be prepared, with due care and does not contain any false statements, misleading information or omit any material information.

15.4.4 No Change

As at the date of this Agreement and as at each Utilisation Date, nothing has occurred since the date the information referred to in this sub-clause 15.4 (Correctness of Information) was supplied, which, if disclosed, would make such information untrue or misleading in any material respect.

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15.5           Property

As of the date of this Agreement and as at each Utilisation Date (in respect of the Collateral Properties for which the Facility is drawn):

15.5.1 No Breach

(a)                     No breach of any law or regulation is outstanding unless such breach is reasonably likely not to have a Material Adverse Effect.

(b)                    All licenses, permits or authorisations required for the construction and/or use of any Property are in full force and effect unless this is reasonably likely to have no material effect on the use or value of any Property or this has been taken into account in the Initial Valuation.

15.5.2 State of the Property

To the Borrowers’ best knowledge and belief after having made due enquiry (kennen oder kennenmüssen):

(a)                     no Collateral Property is, unless in each case this is reasonably likely to have no material effect on the use or value of any Property or this has been taken into account in the Initial Valuation:

(i)                       damaged in any way.

(ii)                    not in good repair (nicht in gutem Erhaltungszustand); or

(iii)                 materially affected by structural defects, flooding or surface subsidence (Absenkung); and

(b)                    no materials have been used in the construction of the Collateral Property that (in each case other than it is reasonably likely to have no material effect on the use or value of the affected Collateral Property or this has been taken into account in the Initial Valuation):

(i)                       are deleterious;

(ii)                    might become deleterious when used in a particular situation or in combination with other materials; or

(iii)                 might damage any structure to which they were incorporated or affixed.

15.5.3 No Encumbrances other than permitted

As at the date hereof and as at each Utilisation Date, each Collateral Property is free from any Security Interest and other restrictions of any kind (including, without limitation, any easements, encumbrances or other restrictions of any kind registered in section II (Abteilung II) or section III (Abteilung III) of the land register), other than those created by a Security Document or permitted under the terms of this Agreement.

15.5.4 Insurance

As at the date hereof:

(a)                     all insurance contracts as set out under sub-clause 18.3 (Insurance) executed for the Property are in full force and effect;

(b)                    all such insurance contracts have been concluded with insurers having the required rating as set out under sub-paragraph 1.2 (Construction) (a) (ix);

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(c)                     all premia have been paid when due in respect of the insurance contracts set out in sub-paragraph (a).

15.5.5 Leases (Miet- Pacht- oder sonstige Nutzungsverträge)

Each Borrower is as from the respective Utilisation Date:

(a)                     the respective landlord (Vermieter) under the Lease Documents;

(b)                    the sole legal and beneficial holder of all rights and claims arising under lease agreements entered into in relation to each Collateral Property it being understood that in respect of the Collateral Properties in the Refinancing Portfolio this will only be true after re-assignment of the relevant claims from the relevant creditors to the relevant Borrower; the Borrowers shall ensure that such re-assignment shall be effected without undue delay after the Utilisation Date on which the respective Collateral Property has been refinanced under the Agreement;

(c)                     there is no material breach of, or material non-compliance with, the terms of the Lease Documents unless disclosed and acceptable to the Facility Agent or unless such breach or non-compliance is reasonably likely not to have a Material Adverse Effect.

16.                  INFORMATION COVENANTS

16.1           Property Information

16.1.1 Obligation to supply quarterly and annual report

The Borrowers must supply to the Facility Agent:

(a)                     a quarterly report with the contents as are set out:

(i)                       in Part A Quarterly Financial Report of Schedule 9 (Reports), on each Report Date in respect of the quarterly period ending on the last day of the penultimate calendar month before that Report Date;

(ii)                    in Part B Quarterly Information Report of Schedule 9 (Reports), together with the quarterly consolidated financial statements to be delivered pursuant to sub-paragraph 16.2.1(b).

(b)                    together with the annual financial statements to be delivered pursuant to sub-paragraph 16.2.1(a) an annual report with the contents as are set out in Part C Annual Report of Schedule 9 (Reports) in respect of the period ending on the account date of the annual financial statements;

16.1.2 Compliance Certificate

(a)                     The Borrowers must supply to the Facility Agent together with each quarterly and annual report, a certificate substantially in the form set out in Schedule 10 (Compliance Certificate) evidencing and confirming as of such date

(i)                       each Financial Covenant; and

(ii)                    that the representations and warranties in clause 15 (Representations ) are true and correct.

(b)                    A certificate under sub-paragraph (a) must be signed by two authorised signatories of the relevant Borrower and, in the case of a certificate supplied with the annual report, its auditors.

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16.1.3 Valuation

(a)                     The Facility Agent may request that each Borrower delivers a regular Valuation for the Property in each calendar year and within a period not exceeding 12 months from the date of the last Valuation of the Property.

(b)                    Additionally, the Facility Agent may request a further Valuation at any time.

(c)                     Any Valuation has to be appropriately addressed to the Finance Parties and prepared in accordance with the Statements of Asset Valuation Practice and Guidance Note of the Royal Institute of Chartered Surveyors or the standards of The European Group of Valuers Association 2003, as updated from time to time, or such other standard as the Facility Agent may select in its absolute discretion.

(d)                    The Borrowers must only pay the costs of:

(i)                       the Initial Valuation,

(ii)                    any yearly Valuation (sub-paragraph (a)), or

(iii)                 any other Valuation requested by the Facility Agent, if the Facility Agent considers a Default outstanding and such assessment is confirmed by the Valuation.

(e)                     The Borrowers must promptly provide the Facility Agent with a copy of any valuation of the Property they might obtain.

16.2           Financial statements (externe Rechnungslegung)

16.2.1 Obligation to supply

The Parent must supply to the Facility Agent:

(a)                     within 120 days of the end of each financial year

(i)                       its and each of the Borrowers solo annual financial statements (Jahresabschluss) for each of its financial years; and

(ii)                    pro-forma consolidated financial statements (konsolidierter Jahresabschluss) covering all Borrowers and the Parent (but no other subsidiaries of the Parent) for each of its financial years;

(b)                    pro-forma consolidated quarterly financial statements covering all Borrowers and the Parent (but no other subsidiaries of the Parent) for each of its financial quarters (that are equal to calendar quarters) within 45 days of the end of that financial period; and

(c)                     a Vollständigkeitserklärung (completeness certificate) executed by its management in the form as delivered to the German auditor (Jahresabschlussprüfer) in the course of its annual audit but appropriately addressed to the Finance Parties.

16.2.2 Form of Financial Statements

The Borrowers must:

(a)                     ensure that:

(i)                       each set of financial statements supplied under this Agreement (in respect of quarterly financial statements to the best knowledge and belief of the Borrowers subject to audit adjustments):

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(A)                 is prepared in accordance with – at each Borrowers’ option, IFRS or the accounting principles and practices generally accepted in its jurisdiction of incorporation, in each case consistently applied;

(B)                   gives a fair and true view of its financial condition as at the date they were drawn up;

(ii)                    its annual financial statements are audited (geprüft) by an auditor (Jahresabschlussprüfer) satisfactory to the Facility Agent and in a manner as if the respective Borrower were a medium sized legal entity (mittelgroße Kapitalgesellschaft); and

(b)                    confirm that there has been no material adverse change in its financial condition since the date to which the accounts or financial statements most recently delivered to the Facility Agent under this Agreement were drawn up; and

(c)                     notify the Facility Agent of any material change to the manner in which its pro-forma consolidated financial statements are prepared.

16.3           Further Information

16.3.1 Insurance

(a)                     Within 45 Business Days after the end of their fiscal year, the Borrowers must deliver to the Facility Agent evidence that the insurance in compliance with the terms of this Agreement is in place.

(b)                    The Borrowers must notify the Facility Agent of:

(i)                       the proposed terms of any future renewal of any insurance policy or any variation, termination, avoidance or cancellation of any insurance policy made or, to their best knowledge, threatened or pending;

(ii)                    any claim, and any actual or threatened refusal of any claim, under any insurance policy; or

(iii)                 any event or circumstance which has led or may lead to a breach of a Borrower’s obligations under or in connection with any insurance contract.

16.3.2 Notification of Default

The relevant Borrower must:

(a)                     promptly notify the Facility Agent upon becoming aware of the occurrence of a Default or an event which is reasonably likely to trigger an obligation to prepay the loan pursuant to clause 7 (Prepayment ) and the steps, if any, being taken to remedy such Default or event.

(b)                    provide the Facility Agent promptly at any time, if the Facility Agent reasonably requests so, with a certificate, signed by two of its authorised signatories on its behalf, certifying that no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it.

16.3.3 Information in respect of certain circumstances

The Borrowers must

(a)                     Promptly provide the Facility Agent with:

(i)                       such further information regarding its financial condition and operations or the Property as the Facility Agent may reasonably requests; and

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(ii)                    details of (1) any material litigation, material arbitration, (2) any material tax or material administrative proceedings or (3) any material claim in connection with any environmental law.

(b)                    upon becoming aware of the same, notify the Facility Agent of:

(i)                       any adverse claim by any person in respect of:

(A)                 the ownership of any Property, rent payable under a Lease Document or any interest in it, unless such adverse claim is reasonably likely not to have a Material Adverse Effect; or

(B)                   the construction of the buildings and erections on any Property.

(C)                   of any matter or event which can reasonably be expected to (1) result in a Material Adverse Effect or (2) adversely affect the value of the Collateral Properties in a material manner.

16.3.4 Information on request

Each Borrower must grant the Facility Agent or its lawyers on request all facilities reasonably within its power to enable the Facility Agent (at the expense of the Finance Parties whilst no Default is outstanding and at the expense of the relevant Borrower whilst a Default is outstanding) to:

(a)                     carry out investigations of title (Grundbucheinsicht) to each Property; and

(b)                    make such enquiries in relation to any part of a Property as a prudent mortgagee might carry out.

16.3.5 Inspection of the Property

(a)                     The Facility Agent and each Valuer has the right to inspect the Property at any time, unless such inspection is prohibited under the relevant lease agreement.

(b)                    The Facility Agent and the Valuer may exercise this right in respect of the parts of the Property that are open to the public at any time, and, in respect of other parts of the Property upon reasonable notice during regular business hours, unless there is a case of emergency in which case the Facility Agent shall have unrestricted access.

(c)                     The Facility Agent and the Valuer shall be entitled to take notes and take photographs in respect of the rental space (Mietfläche) with the consent of the tenants. The Borrowers shall use commercially reasonable efforts to obtain such consent.

16.3.6 Lease Documents

Each Borrower must upon request, allow the Facility Agent to inspect and to take copies of each commercial Lease Document, each amendment to a Lease Document and each document recording any rent review in respect of a Lease Document.

16.3.7 Know Your Customer Requirements

The Borrowers must promptly on the request of any Finance Party supply to that Finance Party any documentation or other evidence which is reasonably requested by that Finance Party (whether for itself, on behalf of any Finance Party or any prospective new Lender) to enable a Finance Party or prospective new Lender to carry out and be satisfied with the results of all applicable “know your customer” requirements.

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17.                  GENERAL COVENANTS

17.1           Obligation to ensure absence of certain circumstances

17.1.1 No Financial Indebtedness

(a)                     No Borrower may (other than Permitted Indebtedness):

(i)                       incur any Financial Indebtedness, other than incurred under the Finance Documents; or

(ii)                    extend any Financial Indebtedness to any other party.

(b)                    The Borrowers may, however:

(i)                       incur or extend Financial Indebtedness to other Borrowers as required for the performance of this Agreement (i.e. as a consequence of sub-clause 2.4 (Borrowers’ joint obligations) and the bank account structure set out in clause 14 (Bank Accounts));

(ii)                    incur Financial Indebtedness under loans from affiliated persons or incur a liability as a consequence of any dividends payable to its shareholders provided that such loans/liabilities are:

(A)                 subject to German law;

(B)                   contain the subordination wording that is attached hereto as Schedule 11 (Subordination).

17.1.2 Negative Pledge

(a)                     Except as provided in sub-paragraph (b) below, no Borrower may create or allow to exist any Security Interest on any of its assets and may not create or allow to exist any encumbrance over or Security Interest on the Property or its other assets.

(b)                    Sub-paragraph (a) does not apply to:

(i)                       any Security Interest created by the Security Documents;

(ii)                    any Permitted Encumbrances and any other Security Interest in favour of the Security Agent;

(iii)                 any Security Interest the granting of which cannot be prohibited pursuant to § 1136 of the German Civil Code (Bürgerliches Gesetzbuch) – in this respect the Borrowers have no obligation to desist (keine durchsetzbare Unterlassungpflicht), however such creation of a Security Interest will be regarded as “disposal” resulting in a mandatory pre-payment pursuant to sub-clause 7.1 (Mandatory prepayment); or

(iv)                any lien arising by operation of law and in the ordinary course of trading; or

(v)                   any priority notice granted in connection with a sale of a Property permitted under clause 17.2.1 (Disposals).

17.1.3 No Mergers/enterprise agreements

(a)                     The Borrowers shall not enter into

(i)                       any amalgamation, de-merger, merger or reconstruction (Umwandlung) or

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(ii)                    any enterprise agreement (Unternehmensvertrag) other than profit and loss agreements between the relevant Borrower as subsidiary (beherrschtes Unternehmen) and the Parent (beherrschendes Unternehmen).

(b)                    The Parent shall not enter into any enterprise agreement other than the profit and loss agreements between the Parent (beherrschendes Unternehmen) and (i) each of the Borrowers, and/or (ii) deltus 161 GmbH, as subsidiary (beherrschtes Unternehmen).

17.1.4 No other contracts

(a)                     The Borrowers shall not enter into any contract other than the Transaction Documents, Lease Agreements or any other contract expressly allowed under any other term of this Agreement.

(b)                    The Borrowers shall not amend or terminate any Transaction Document unless expressly permitted by this Agreement.

(c)                     The Borrowers shall ensure that any existing contract other than those expressly allowed by sub-paragraph (a) shall be terminated on or before the last Utilisation Date in respect of that Borrower.

17.2           Conduct of business

17.2.1 Disposals

(a)                     Each Borrower may dispose of all or any part of its Properties:

(i)                       without the consent of the Facility Agent, if:

(A)                 the aggregate gross disposal proceeds (i.e. in normal cases the purchase price receivable) from a single disposal are below or equal to 25,000,000€;

(B)                   the disposal is made to a third party on arms’ length terms;

(C)                   the mandatory pre-payment of the Loan or the substitution in accordance with paragraph 7.1.3 (Permitted disposal of Property or shares in Borrower(s)) is (otherwise) ensured (sichergestellt);

(D)                  it is ensured that (sichergestellt) the sales proceeds are paid to the Disposal Proceeds Account of the disposing Borrower in accordance with sub-clause 14.8.1 (a) (Payments to the Disposal Proceeds Accounts) ;

(ii)                    with the consent of the Facility Agent, if the aggregate gross disposal proceeds exceed 25,000,000€ such consent not to be withheld if the pre-requisites set out in (i) (B) to (D) are met.

(b)                    The Security Agent will grant a power of attorney to a notary nominated by the Borrower, enabling that notary to do all acts and things that are necessary to effect such disposals – such power of attorney can only be revoked or restricted in accordance with the Security Agreement.

(c)                     The Parent may not dispose of any share in any Borrower without the consent of the Facility Agent, such consent not be unreasonably withheld if:

(i)                       all shares in the Borrower are sold to a third party on arms’ length terms;

(ii)                    the Parent has ensured that the acquirer puts the relevant Borrower(s) into funds such that it is/they are able to pay to the Finance Parties an amount equal to its Direct Obligations; and

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(iii)                 the mandatory pre-payment of the Loan or the substitution in accordance with paragraph 7.1.3 (Permitted disposal of Property or shares in Borrower(s)) is (otherwise) ensured (sichergestellt).

(d)                    The Borrowers shall pay, without undue delay but in no event later than 3 Business Days from becoming aware thereof, to the Debt Service Account an amount equal to the gross disposal proceeds less the related Property Sales Costs in respect of Collateral Properties that have been disposed after the date hereof and for which the disposal proceeds have been received prior to the Utilisation Date relating to that Collateral Property. Any amount so paid to the Debt Service Account shall be regarded and treated as if it were disposal proceeds from the permitted disposal of any other Collateral Property for the purposes of paragraphs 7.1.3 (Permitted disposals of properties or shares in Borrower(s)) and 14.8.2 (Payments from the Debt Service Account).

17.2.2 Acquisitions

The Borrowers shall not make any acquisition or investment other than expressly permitted under this Agreement.

17.2.3 Change of business

(a)                     The Borrowers must from the first Utilisation Date:

(i)                       not carry on any business other than the ownership, letting and management of the Property;

(ii)                    not have any Subsidiary; and

(iii)                 not have any employees or obligations in respect of any pension scheme.

(b)                    The Parent may not carry on any business other than holding the interest in the Borrowers and managing the relevant Borrower or providing services to Borrowers.

17.2.4 Taxes

(a)                     No Obligor may have a taxable presence (unbeschränkte oder beschränkte Steuerpflicht) other than in Germany.

(b)                    Each Borrower shall use commercially reasonable efforts to ensure that all Rental Income payable to such Borrower shall be paid without a Tax Deduction.

17.3           Compliance with Laws

Each Borrower shall comply in all respects with all laws to which it may be subject (including environmental and tax laws) unless such non-compliance can reasonably be expected not to have a material effect on the use or value of any Property.

17.4           Payments to affiliated persons

No Borrower may make any payment to any affiliated person (e.g. by allowing a withdrawal (Entnahme)) or make any other distribution unless:

(a)                     no Default is outstanding and such payment can be funded out of amounts standing to the credit of the bank account designated as “General Account”; or

(b)                    the Facility Agent has given its prior consent or such payment is otherwise permitted under this Agreement.

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17.5           Separateness

Each Borrower must:

(a)                     maintain its books and records separate from any other person or entity;

(b)                    not commingle its assets with those of any other Borrower, person or entity. For the avoidance of doubt, the utilisation of the Accounts is not regarded as commingling; and

(c)                     conduct its own business in its own name and not in the name of any other person or entity.

17.6           Securitisation and Syndication

Each Borrower must, subject to sub-clause 23.2 (b) (Subsequent costs) use its reasonable efforts to:

(a)                     assist the Facility Agent with any steps a Finance Party may wish to take to achieve a successful Securitisation or syndication;

(b)                    supply the Facility Agent with all information which the Facility Agent may require in connection with that Securitisation or syndication; and

(c)                     ensure full compliance with the listing rules of any applicable stock exchange that may become applicable as a result of that Securitisation or syndication.

17.7           Conditions Subsequent

(a)                     The Borrowers must procure that all conditions subsequent set out in Schedule 5 (Conditions Subsequent) are satisfied by the dates specified therein, in form and substance satisfactory to the Facility Agent.

(b)                    Any stipulation in Schedule 5 (Conditions Subsequent) shall overrule (vorgehen) any obligation deriving from clauses 14 (Bank Accounts) to 18 (Property Covenants).

18.                  PROPERTY COVENANTS

18.1           Leases (Mietverträge)

18.1.1 Marketing of the Property

The Borrowers must use their reasonable endeavours to find tenants for any vacant lettable space in any Property with a view to granting a Lease Document.

18.1.2 Annual rental service charges statement (Mietnebenkostenabrechnung)

The Borrowers must issue (or ensure that the Managing Agent issues) an annual rental service charges statement (Mietnebenkostenabrechnung) with respect to each tenant of a Property by no later than the Interest Payment Date falling in April of each calendar year.

18.1.3 Mandatory termination of Lease Documents and Easements

Upon the request of the Facility Agent, the Borrowers have to exercise their termination rights with respect to Lease Documents under which a seller is tenant, if a default of payment with respect to the Rental Income occurs (Mietzahlungsverzug), in any case before the commencement of any enforcement proceedings (vor der Einleitung von Vollstreckungsmaßnahmen).

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18.2           Property and Asset Management

18.2.1 Maintenance of the Property

The Borrowers must:

(a)                     ensure that the Property is:

(i)                       maintained and managed to the usual standard of a prudent person in the same business as the Borrowers,

(ii)                    kept in good order; and

(b)                    no degradation of the Property is permitted;

(c)                     promptly (pünktlich) pay all Operating Expenses; and

(d)                    not create or agree, or consent to the creation of, any legal act or measure (Rechtsgeschäft oder Maßnahme) materially adversely affecting any Property (excluding, for the avoidance of doubt, anything permitted under the Finance Documents) and shall use all reasonable endeavours to ensure that no such matter subsists.

18.2.2 Material Works

(a)                     No Borrower shall, or shall permit any other person to, carry out any excavation or redevelopment activity on any Property which has, or is reasonably likely to have, a material adverse effect on the use or value of any Property, save where the Facility Agent has given its prior consent.

(b)                    No Borrower shall effect or permit to occur any material change of use or structure on any Property not contemplated in the Business Plan without the prior consent of the Facility Agent (such consent not to be unreasonably withheld).

18.2.3 Managing Agent

(a)                     As from 1 June 2007 the Borrowers shall not employ (beauftragen) or remove any Managing Agent of the Property without the prior consent of, and on terms approved by, the Facility Agent.

(b)                    The Facility Agent will not unreasonably withhold its consent to the employment of a new Managing Agent if the Managing Agent is reputable and experienced in managing properties of similar size.

(c)                     The Borrowers must ensure that the Managing Agent:

(i)                       enters into a Duty of Care Agreement;

(ii)                    agrees to pay all Rental Income received by it or ensure that all Rental Income received by any of its nominees is paid to the bank account as is agreed in this Agreement and without any withholding, set-off or counterclaim (other than the Managing Agent’s management fee); and

(iii)                 is sufficiently insured against

(A)                 personal damages (Personenschäden) with a cover of at least 3,000,000€ for each insured event;

(B)                   property damage (Sachschäden) with a cover of at least 3,000,000€ for each insured event; and

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(C)                   general loss (Vermögensschäden) with a cover of at least 10,000,000€ for each insured event.

(d)                    Any amendment of a Management Agreement has to be notified to the Facility Agent.

(e)                     If a Managing Agent is in default of its obligations vis-à-vis the Borrowers or a Finance Party, and, as a result, the Borrowers are entitled to terminate the Management Agreement the respective Borrower must promptly use all reasonable endeavours to:

(i)                       terminate the Management Agreement; and

(ii)                    appoint a new Managing Agent, who must enter into a Duty of Care Agreement to the reasonable satisfaction of the Facility Agent and whose identity and term of appointment are reasonably acceptable to the Facility Agent, if the Facility Agent so requests.

(f)                       Each Managing Agent may sub-contract its performance obligations to third party suppliers provided that § 664 (1) of the German Civil Code applies, i.e. the Managing Agent will remain responsible under the Management Agreement for the performance, such third party suppliers will be Erfüllungsgehilfen of the Managin Agent and that the Managing Agent shall not be allowed to transfer its performance (darf die Ausführung des Auftrags nicht übertragen).

18.3           Insurances

18.3.1 Obligation to insure

(a)                     The Borrowers must ensure that at all times from the date hereof the insurances for the Property (including all appurtenances (Zubehör)) at least contain a:

(i)                       combined building insurance (verbundene Gebäudeversicherung) including insurance against terror risks on a full reinstatement basis (voller Wiederbeschaffungswert); and

(ii)                    building liability insurance (Gebäudehaftpflichtversicherung).

(b)                    The insurances must cover and must be sufficient and appropriate for such types of property and must at least:

(i)                       cover rent losses resulting from any damage for a period of at least 36 months;

(ii)                    property owners public liability; and

(iii)                 such other insurances as a prudent company in the same business as the Borrower would effect,

(iv)                all such insurances to be in an amount and in form, and with an insurance company or underwriters that have the required rating for an insurance company and are otherwise, reasonably acceptable to the Facility Agent.

18.3.2 Compliance with Insurance policies

The Borrowers must comply with the terms of all insurance policies and not do or permit anything to be done which may make void or voidable any insurance policy and provide the Facility Agent upon demand with evidence of payment of the respective insurance premium.

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18.4           Title to Property

The Borrowers must procure that within a period of twelve months after first Utilisation Date each Borrower is registered as the full and exclusive legal and beneficial owner (alleiniger rechtlicher und wirtschaftlicher Eigentümer) of the Collateral Properties.

19.                  REMEDIES OF THE FINANCE PARTIES IN RESPECT OF COVENANTS

The Finance Parties may, at the expense of the Borrowers, enter into all agreements and measures (Rechtsgeschäfte oder Maßnahmen) that are necessary or appropriate for the Borrowers to comply with its obligations under the Finance Documents (Recht zur Ersatzvornahme) to:

(a)                     enter into all Hedging Arrangements required under sub-clauses 8.3 (Hedging);

(b)                    pay all unpaid insurance premiums on the Borrowers’ behalf;

(c)                     enter into all insurance contracts required under sub-clause 18.3 (Insurances); and

(d)                    take all steps they deem appropriate or helpful in order to ensure that each Property is insured in compliance with sub-clause 18.3 (Insurances),

if the Borrowers do not comply with their obligations under sub-clauses 8.3 (Hedging) or 18.3 (Insurances), as the case may be.

20.                  EVENT OF DEFAULT (FÄLLIGSTELLUNGSGRÜNDE)

20.1           General

(a)                     Each of the events or circumstances set out in the sub-clauses 20.3 to 20.8 is an Event of Default.

(b)                    An Event of Default shall only result in a contractual right to accelerate (vertraglicher Grund zur sofortigen Fälligstellung) pursuant to sub-clause 20.2. In no case shall an Event of Default be regarded as a reason for extraordinary termination (außerordentliches Kündigungsrecht) as referred to in §§ 490 (1) and (3), 313 and 314 of the German Civil Code.

(c)                     The Parties expressly agree and approve that each subsequent clause defining an Event of Default is based on and due to the legitimate interest (berechtigtes Interesse) of the Lender and each of these sub-clauses are strongly related to the main obligations (Hauptleistungspflichten) and the interest of the Lender in the performance of the main obligations of the Borrowers under this Agreement (Erfüllungsinteresse) and are of major importance for the disbursement of the Loan made by the Lender.

20.2           Acceleration

If an Event of Default is outstanding, the Facility Agent may, by notice to the Borrowers:

(a)                     cancel all or any part of the Total Commitments; and/or

(b)                    declare that all or part of any amounts outstanding under the Finance Documents are:

(i)                       immediately due and payable; and/or

(ii)                    payable on demand by the Facility Agent.

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20.3           Non-payment

The Borrowers do not pay on the due date any amount to be paid by them under the Finance Documents in the manner required under the Finance Documents, unless:

(a)                     the amount not paid is less than 10,000 Euro (and such amount is paid within 5 Business Days from the earlier of an Obligor becoming aware of such non-payment or the notification to the Borrower’s Agent by the Facility Agent);

(b)                    the non-payment remedied within three Business Days of the due date.

20.4           Missing of Financial Covenants

(a)                     The Interest Cover Ratio and/or the Loan to Value is equal to or less than the Default Trigger unless the Borrowers within 5 Business Days of the date on which the Borrowers become aware that the trigger is missed:

(i)                       pre-pay the Loan; or

(ii)                    place cash collateral to the Reserve Account

in an amount that is sufficient in a way that, after the relevant amount is or were pre-paid no Financial Covenant is missed after such payment or placement.

The amount placed in accordance with sub-paragraph (a) (i) to be used to pre-pay the Loan on the Interest Payment Date on which Interest Cover Ratio (A) is below the Default Trigger and (B) has been below the Default Trigger on the immediately preceding Interest Payment Date.

(b)                    However, if the Borrowers have placed collateral to avoid an Event of Default six times over the term of this Agreement or twice within a 6 months’ period, an Event of Default shall occur if the Interest Cover Ratio is missed thereafter unless cured by pre-payment of the Loan (the number of such pre-payments is not limited).

20.5           Failure to perform

20.5.1 Limitation language objection

A Borrower makes an objection under sub-clause 2.5 (Limitation of Borrower’s joint obligations) unless all Borrowers are converted into German limited or general partnerships with the same German GmbH as sole general partner (persönlich haftender Gesellschafter) within 30 Business Days from the date on which the objection has been raised and the objection is withdrawn within such period.

20.5.2 Misrepresentation

A statement pursuant to clause 15 (Representations) or any representation or warranty made in any document delivered by or on behalf of an Obligor under any Finance Document is at the relevant point in time incorrect or misleading in any material respect unless the relevant matter is remedied within 20 days of the earlier of (i) the Facility Agent giving notice to the Borrowers’ Agent and (ii) an Obligor becoming aware of the relevant matter.

20.5.3 Breach of other obligations

An Obligor does not comply with any term of a Finance Document (other than any term referred to in sub-clause 20.3 (Non-payment), sub-clause 20.4 (Missing of Financial Covenants) and paragraph 20.5.2 (Misrepresentation) unless the non-compliance is remedied within 20 Business Days of the Facility Agent giving notice to the Borrowers’ Agent.

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20.5.4 Remedy by payment of Release Amount

The Borrowers may avoid (abwenden) an acceleration based on this sub-clause if the respective Event of Default specifically relates to a single Borrower by making a voluntary pre-payment in the amount of the Release Amounts relating to the Collateral Properties owned by that Borrower.

20.6           Credit related events

20.6.1 Insolvency

Any of the following events occurs in respect of any Obligor:

(a)                     it is or is deemed for the purposes of any law to be, unable to pay its debts as they fall due (zahlungsun-fähig), overindebted (überschuldet), in a state of impending liquidity (drohende Zahlungsunfähigkeit) or to be otherwise insolvent;

(b)                    its managing directors are required by law to file for insolvency; or

(c)                     it admits its inability to pay its debts as they fall due.

20.6.2 Insolvency proceedings

(a)                     Any of the following events occurs in relation to any Obligor:

(i)                       it is subject to a filing for insolvency (Antrag auf Eröffnung eines Insolvenzverfahrens);

(ii)                    any person, presents a petition, or files documents with a court or any registrar, for the opening of insolvency proceedings (Insolvenzeröffnungsantrag), its winding-up, administration, dissolution, liquidation or reorganisation or an order is made for its winding-up, administration or dissolution;

(iii)                 a court order for commencement of insolvency proceedings (Insolvenzeröffnungsbeschluss) or for rejection of insolvency proceedings due to lack of funds (Abweisungsbeschluss mangels Masse) is made;

(iv)                any insolvency administrator (Insolvenzverwalter), interim insolvency administrator (Vorläufiger Insolvenzverwalter), custodian (Sachwalter) or similar officer is appointed in respect of it or any of its assets; or

(v)                   its partners, directors or other officers request the appointment of an administrative receiver, administrator, insolvency administrator (Insolvenzverwalter), interim insolvency administrator (Vorläufiger Insolvenzverwalter), custodian (Sachwalter) or similar officer;

(vi)                any other analogous step or procedure is taken in any jurisdiction.

(b)                    Sub-paragraph (a) above does not apply to a petition for, or the filing of documents with a court for, the opening of insolvency proceedings (Insolvenzeröffnungsantrag) or an analogous step or procedure in any other jurisdiction presented by a creditor (other than a Finance Party) which is being contested in good faith and with due diligence and is discharged or struck out within 60 days.

20.6.3 Creditors’ Process

Any attachment (Arrest), sequestration (Beschlagnahme), attachment (Pfändung), enforcement (Vollstreckung) or analogous event based either:

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(a)                     on a final non-appealable court decision (rechtskräftige Vollstreckungsmaßnahme) affects any assets of a Borrower and is not discharged within 21 days; or

(b)                    on any other court decision where the amount in question exceeds 100,000 Euro and is not discharged within 60 days.

20.6.4 Qualification of Financial Statements

Financial statements of any of the Borrowers are:

(a)                     qualified to a material extent;

(b)                    cannot be drawn up on the basis of the going concern assumption (Fortführungsprognose); or

(c)                     the auditors of such financial statement refuse to issue an audit opinion (Versagung des Bestätigungsvermerks) or issue a qualified audit opinion (eingeschränkten Bestätigungsvermerk) due to major objections (Einwendungen).

20.7           Effectiveness of Finance Documents

(a)                     It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents.

(b)                    Any Finance Document is alleged by a party to it (other than a Finance Party) to be ineffective.

20.8           Material Adverse Effect

Any other instance occurs that has a Material Adverse Effect.

21.                  AGENTS’ AUTHORISATIONS

21.1           Administrative Parties

21.1.1 Appointment and authorisations

(a)                     Each Finance Party (other than the relevant Agent in respect of itself) irrevocably appoints and authorises (waiving the restrictions of § 181 of the German Civil Code (BGB)) each Agent to act as its agent in connection with the Finance Documents and irrevocably authorises each Agent to:

(i)                       perform the duties and to exercise the rights, powers and discretions that are specifically given to it under and in connection with the Finance Documents, together with any other incidental rights, powers and discretions; and

(ii)                    enter into each Finance Document expressed to be entered into by that Agent.

(b)                    Each Borrower may rely on the authority of each Agent to represent and act on behalf of the Finance Parties.

(c)                     Except as specifically provided in a Finance Document, nothing in the Finance Documents makes an Agent a trustee or fiduciary for any other person.

21.1.2 No fiduciary duties

Except as specifically provided in a Finance Document, nothing in the Finance Documents makes an Administrative Party a trustee or fiduciary for any other Party or any other person. No Administrative Party need hold in trust any moneys paid to it for a Party or be liable to account for interest on those moneys.

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21.1.3 Individual position of an Administrative Party

(a)                     If it is also a Lender, each Administrative Party has the same rights and powers under the Finance Documents as any other Lender and may exercise those rights and powers as though it were not an Administrative Party.

(b)                    Each Administrative Party may:

(i)                       carry on any business with any Obligor or its related entities (including acting as an agent or a trustee for any other financing); and

(ii)                    retain any profits or remuneration it receives under the Finance Documents or in relation to any other business it carries on with any Obligor or its related entities.

21.1.4 Reliance

Each Agent may:

(a)                     rely and act on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

(b)                    rely and act on any statement made by any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify;

(c)                     engage, pay for and rely on the advice or opinion of any lawyer, valuer, accountant, surveyor, banker, broker or other expert or professional adviser selected by it whether addressed to that Agent or not (including those representing a Party other than that Agent); and

(d)                    under the Finance Documents through its personnel and agents appointed in accordance with paragraph 21.1.5 (Power to Delegate) and will not be responsible for any loss or liability caused by so acting, even if the relevant notice, document statement, certificate advice or opinion contains some error or is not authentic.

21.1.5 Power to Delegate

Each Agent may, in the conduct of its duties under this Agreement and the Finance Documents, delegate all or any of its trusts, powers and authorities and/or employ and pay an agent (whether being a servicer, a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with this Agreement (including the receipt and payment of money) subject to such conditions and regulations as the relevant Agent may in the interests of the other Finance Parties think fit. The relevant Agent will not be under any obligation to supervise the proceedings or acts of any such delegate or agent and will not be responsible for any loss or liability incurred by reason of any misconduct or default on the part of any such delegate or agent provided that the relevant Agent must exercise reasonable care in the selection of such delegate or agent. The relevant Agent must at the time of any such delegation or appointment or any renewal, extension or termination thereof give notice thereof to the other Finance Parties and the Borrowers.

21.2           Borrowers’ Agent

(a)                     The Borrowers may only act jointly in respect of any matter relating to the Finance Documents.

(b)                    The Borrowers may, in respect of any Finance Document, only communicate jointly.

(c)                     The Borrowers shall appoint and hereby appoint the Parent (the Borrowers’ Agent) to act as their sole representative. The Borrowers (except for the Borrowers’ Agent) release the Borrowers’ Agent from the restrictions set forth in § 181 of the German Civil Code (Bürgerliches Gesetzbuch).

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(d)                    Any reference in this Agreement to any communication, statement (Willenserklärung), including but not limited to requests, or information (Wissenserklärung) (including but not limited to reports, notifications etc.) to be issued by the Borrowers or a Borrower under this Agreement shall be construed as a reference to a statement made by the Borrowers’ Agent for an on behalf of all Borrowers or the relevant Borrower.

(e)                     Every communication, statement or information made or given by the Borrowers’ Agent (whether known or unknown to any (other) Borrower) shall be binding for all purposes on each of the Borrowers.

(f)                       Any communication, statement or information received from the Borrowers’ Agent shall prevail if conflicting with communication received from a Borrower.

(g)                    The Finance Parties may solely rely on the information given by the Borrowers’ Agent and the Finance Parties shall not be prejudiced by any deviating information that they may receive or have received from a Borrower directly.

22.                  INDEMNITIES AND BREAK COSTS

22.1           Indemnities

22.1.1 Definitions

For the purposes of this clause:

Financial Disadvantage means any (direct or indirect) expenses (Aufwendungen) (within the meaning of § 670 of the German Civil Code (BGB), including, but not limited to third party expenses (Drittaufwendungen)), liabilities (Verbindlichkeiten) and or damages (Schäden), including, but not limited to (insbesondere) loss of profit (entgangener Gewinn).

22.1.2 Indemnity

Each Obligor must indemnify

(a)                     each Finance Party against any Financial Disadvantage which that Finance Party incurs as a consequence of:

(i)                       such Finance Party receiving an amount in respect of a Borrower’s liability under the Finance Documents in a currency other than the currency in which the amount is expressed to be payable under the relevant Finance Document; or

(ii)                    such liability being converted into a claim, proof, judgment or order in a currency other than the currency in which the amount is expressed to be payable under the relevant Finance Document;

(iii)                 the occurrence of any Event of Default or any failure by the Borrower to pay any amount due under a Finance Document on its due date, including any payment obligation resulting from any distribution or redistribution of any amount among the Lenders under this Agreement;

(iv)                any actual or alleged breach of any environmental law by any person which would not have arisen if a Finance Document had not been entered into, unless it is caused by that Finance Party’s gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz).

(v)                   a Loan not being made after the Request has been delivered for such Loan, except if due to negligence or default by a Finance Party; or

(vi)                the Loan (or part of the Loan) not being prepaid in accordance with this Agreement.

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(b)                    each Agent against any Financial Disadvantage incurred by that Agent as a result of:

(i)                       investigating any event which an Agent reasonably believes to be a Default; or

(ii)                    acting or relying on any notice which an Agent reasonably believes to be genuine, correct and appropriately authorised.

22.2           Interest Period Break Costs

22.2.1 Definitions

For the purposes of this clause the following terms shall have the following meanings:

Interest Period Break Costs means the amount (if any) determined by the relevant Lender by which:

(a)                     the interest (which, however, only following the Securitisation of the Loan (in full or in part) shall include the Margin applicable to the Loan securitised), which that Lender would have received for the period from the date of receipt of any part of its share in the Loan to the last day of the applicable Interest Period for the Loan if the principal had been paid on the last day of that Interest Period;

exceeds

(b)                    the amount which that Lender is at the relevant point in time able to obtain by placing an amount equal to the amount received by it for the same period as set out in (a) on deposit with a credit institution (selected by that Lender), which has the required rating for an account bank in respect of short term unsecured debt instruments.

22.2.2 Obligation to pay Interest Period Break Costs

(a)                     Each Borrower must pay to each Lender its Interest Period Break Costs if the Loan is repaid or prepaid otherwise than on the last day of any Interest Period applicable to it.

(b)                    Each Lender must supply to the Facility Agent details of the amount of any Interest Period Break Costs claimed by it under this sub-clause.

22.3           Pre-payment damages

Unless EURIBOR applies for the calculation of the interest under sub-clause 8.2 (Calculation of interest), the Borrowers shall pay to the Lender, in addition to the Interest Period Break Costs, as prepayment damage (Vorfälligkeitsentschädigung) such amount which would indemnify the Lender against any Financial Disadvantage that it incurs as a consequence of any part of the Loan being prepaid or repaid other than in the amounts and on the dates referred to in clause 6 (Repayment), together with any costs incurred as a result of the termination of all or any part of its Related Funding Arrangements.

22.4           Termination of funding arrangements

(a)                     For the purposes of this sub-clause:

Related Funding Arrangement means, in relation to the Loan, any agreement or arrangement entered into at any time (including, without limitation, any swap) under which a Lender matches (in whole or in part and whether by way of agreement or arrangement which is specifically tailored to the Loan or is one of or a component of one or more similar agreements or arrangements tailored to a portfolio of loans (including the Loan)) its right to receive interest on the Loan at a fixed rate with an obligation to make a payment to a counterparty (which may be a separate or internal division of a Lender) on that fixed rate basis in exchange

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for the right to receive from that counterparty payments at a floating rate, or under which a Lender otherwise hedges the interest rate risk in funding or maintaining the Loan.

(b)                    The Borrowers shall pay:

(i)                       such amount as that Lender is legally obliged to pay to the relevant counterparty of the Related Funding Arrangement on early termination; and

(ii)                    such amount as that Lender would be obliged to pay to purchase (whether or not they actually do purchase) any interest rate swap (or other hedging) contract to replace the unexpired period of the previously terminated Related Funding Arrangement if that Related Funding Arrangement is terminated for any reason other than:

(A)                 an event of default under the Related Funding Arrangement happening in relation to a Lender to the Related Funding Arrangement; or

(B)                   the voluntary termination of the Related Funding Arrangement by a Lender (unless (1) such voluntary termination is effected by the Lender following the occurrence of an Event of Default or Default or (2) any part of the Loan or overdue amount is, for whatever reason, prepaid by the Borrower);

it being understood in each such case, that any payments received from that counterparty of the Related Funding Arrangement are payable to the Borrowers.

23.                  COSTS, EXPENSES AND FEES

23.1           Initial costs

Each Borrower must pay to each Administrative Party the amount of all costs and expenses reasonably incurred by it in connection with the negotiation, preparation, printing, translation, notarisation of, and the entry into, the Finance Documents (including, without limitation, legal fees, expenses for hedging in advance of drawdown and breakage costs in the event that a loan is not completed).

23.2           Subsequent costs

(a)                     The Borrowers must pay to each Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with:

(i)                       the negotiation, preparation, printing, translation, notarisation, entry into of any Finance Document (other than a Transfer Certificate), executed after the date of this Agreement; and

(ii)                    any amendment of a Finance Document, or any waiver or consent if such waiver or consent is requested by or on behalf of a Borrower or permitted under this Agreement.

(b)                    Lenders shall bear all costs in relation to any Securitisation or syndication except for out of pocket expenses incurred by, and internal costs of, a Borrower or a Managing Agent.

23.3           Enforcement costs

Each Borrower must pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

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23.4           Fees

Each Borrower must pay the Finance Parties the fees that are agreed in separate fee letters.

24.                  CHANGES TO THE PARTIES

24.1           Assignments and transfers by the Borrowers

No Borrower shall assign or transfer any of its rights and obligations under the Finance Documents without the prior consent of the Lenders.

24.2           Assignments and transfers by the Lenders

(a)                     A Lender (the Existing Lender) may at any time assign or transfer its position as Lender by way of Vertragsübernahme or any of its rights (Abtretung) and obligations (befreiende Schuldübernahme) under any Finance Document in part or in full to any other person (the New Lender).

(b)                    The Facility Agent is not obliged to execute a Transfer Certificate until it and the Security Agent have completed all know your customer requirements to their satisfaction. An Agent must promptly notify the Existing Lender if there are any such requirements.

24.3           Conditions of transfer

Any transfer will only be effective on:

(a)                     receipt by the Facility Agent of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it were an Original Lender; and

(b)                    the performance by the Facility Agent of all necessary know your customers requirements or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Facility Agent shall promptly notify to the Lender and the New Lender.

24.4           Procedure for transfer

(a)                     A transfer of contract is effected if the existing lender and the new lender deliver to the Facility Agent a duly completed Transfer Certificate and the Facility Agent executes it.

(b)                    Each party under this Agreement (other than the Existing Lender and the New Lender) irrevocably authorises the Facility Agent to execute any duly completed Transfer Certificate on its behalf and hereby releases the Facility Agent from the restrictions provided for in § 181 of the German Civil Code.

(c)                     On the transfer date:

(i)                       the New Lender will assume the rights and obligations of the Existing Lender expressed to be the subject of the transfer in the Transfer Certificate in substitution for the Existing Lender; and

(ii)                    the Existing Lender will be released from those obligations and cease to have those rights.

(d)                    The Facility Agent must, after it has executed a Transfer Certificate, send to the Borrower’s Agent a copy of the Transfer Certificate.

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24.5           Limitation of responsibility of Existing Lender

(a)                     Unless expressly agreed to the contrary, the Existing Lender is not responsible to a New Lender for the legality, validity, adequacy, accuracy, completeness or performance of any Finance Document or any other document or any statement or information supplied in connection with any Finance Document and any representations or warranties implied by law are excluded.

(b)                    Each New Lender confirms to the Existing Lender and the other Finance Parties that it has made, and will continue to make, its own independent appraisal of all risks arising under or in connection with the Finance Documents and it has not relied exclusively on any information supplied to it by the Existing Lender in connection with any Finance Document.

24.6           Resignation of an Agent

(a)                     An Agent may resign and appoint:

(i)                       any of its Affiliates; or

(ii)                    if any of the rights of a Lender under a Finance Document are the subject of a Securitisation, the servicer or any similar person appointed in relation to that Securitisation.

as successor Agent by giving notice to the Lenders and the Borrowers’ Agent.

(b)                    Alternatively, an Agent may resign by giving notice to the Lenders and the Borrowers’ Agent, in which case the Lenders may appoint a successor Agent.

(c)                     If no successor Agent has been appointed under sub-paragraph (b) above within 30 days after notice of resignation was given, the relevant retiring Agent may appoint a successor Agent.

(d)                    The person(s) appointing a successor Agent must, if practicable, consult with the Borrowers’ Agent prior to the appointment.

(e)                     The resignation of an Agent and the appointment of any successor Agent will both become effective only when the successor Agent notifies all the Parties that it accepts its appointment. On giving the notification, the successor Facility Agent will succeed to the position of the Facility Agent and the term Facility Agent will mean the successor Facility Agent and the successor Security Agent will succeed to the position of Security Agent and the term Security Agent will mean the successor Security Agent.

(f)                       The retiring Agent must, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as the Agent under the Finance Documents.

(g)                    Upon its resignation becoming effective, this clause will continue to benefit each retiring Agent in respect of any action taken or not taken by it in connection with the Finance Documents while it was the Facility Agent or Security Agent, as applicable, and, subject to sub-paragraph (f) above, it will have no further obligations under any Finance Document.

(h)                    The Lenders may, by notice to an Agent, require it to resign under sub-paragraph (b) above.

25.                  DISCLOSURE OF INFORMATION

(a)                     Each Finance Party must keep confidential any information supplied to it by or on behalf of the Borrowers in connection with the Finance Documents.

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(b)                    However, each Finance Party shall be entitled to make public the following data with respect to the relationship covered by this Agreement:

(i)                       the brand/business name of each Borrower;

(ii)                    the existence of a contractual relationship to the Original Lenders;

(iii)                 the description of the transaction as well as the Property and the location of the Property;

(iv)                characteristics of the financing/transaction and description of the specific role of the participants;

(v)                   the volume of the transaction and the financing; and

(vi)                the date of this Agreement.

(c)                     Such publication may be effected by:

(i)                       league tables;

(ii)                    Offering Circulars and other documents directly relating to Securitisation and syndications;

(iii)                 the business report of the Original Lenders; or

(iv)                by way of “tomb stones”, exhibits on trade fairs addressed to investors in or financiers of real property, and road shows.

(d)                    Such publications may be directed both to experts but, without any restriction, also to the general public.

(e)                     To the extent described above, banking secrecy (Bankgeheimnis) does not apply and the Borrowers consent to the publication of data and protected brands, names, business names or other items and rights protected by copyright laws as described above.

(f)                       However, and if any third party is subject to suitable and customary confidentiality restrictions, a Finance Party is entitled to disclose information (which may include copies of the Finance Documents) to:

(i)                       an Affiliate or any person with whom it may enter, or has entered into, any kind of transfer, participation or other agreement in relation to this Agreement;

(ii)                    any other investors or potential investors (including any investors, sub-participants or Lenders) in any of its rights and/or obligations under the Finance Documents and any other person in relation to a Securitisation or other transaction having similar effect) as the Loan;

(iii)                 its professional advisers and the professional advisers of any other person referred to in sub-paragraphs (f) (i) and (ii) above;

(iv)                any rating agency and its professional advisers;

(v)                   a stock exchange, listing authority or similar body;

(vi)                another Borrower or any entity that is an affiliated person of a Borrower;

(vii)             a professional loan servicer appointed by the Facility Agent for the servicing of that loan provided that such servicer is bound by as confidentiality undertaking identical to that contained in this clause;

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(viii)          any other person involved in any Securitisation or syndication; and

(ix)                  a governmental, banking, taxation or other regulatory authority if it is obliged to do so.

(g)                    The Lenders may also disclose to any person any information that is publicly available (other than as a result of a breach by a Finance Party of this clause), and any information that it is required to disclose to such person under applicable law or regulation.

(h)                    This clause supersedes any previous confidentiality undertaking given by a Finance Party in connection with this Agreement prior to it becoming a party of this Agreement.

26.                  SET-OFF

A Finance Party may set off any matured obligation owed to it by a Borrower under the Finance Documents against any obligation (whether or not matured) owed by that Finance Party to a Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

27.                  NOTICES

27.1           Language

Any notice given in connection with a Finance Document must be in English. Any other document provided in connection with a Finance Document must be in English or accompanied by a certified English translation.

27.2           In writing

Any communication (including, but not limited to consents or waivers) in connection with a Finance Document must be in writing and, unless otherwise stated, may be given in person, by post or fax.

27.3           Contact details

(a)                     Except as provided below, the contact details of each party for all communications in connection with the Finance Documents are those notified by that party for this purpose to the Facility Agent on or before the date it becomes a party to this Agreement.

(b)                    The contact details of the Borrowers’ Agent for this purpose are:

Address:                                                        DeWAG Deutsche WohnAnlage GmbH

Kleiner Schlossplatz 13,

70173 Stuttgart,

Fax number:                                         +49 (711) 490 75 104

Attention:                                                  Projekt Beethoven Refinanzierung

Helmut Beyl

helmut.beyl@dewag.de

(c)                     The contact details of the Facility Agent for this purpose are:

Address:                                                        ABN AMRO Bank N.V., London Branch,

82 Bishopsgate

London EC2N 4BN

England

Fax number:                                       +44 20 7678 4470

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Attention:                                                  GSTS: Project “Beethoven”

Copy to:

Hatfield Philips International Limited

34th Floor, 25 Canada Square

Canary Wharf

London E14 5LB

United Kingdom

Fax number:                                         +44 20 70 71 60 01

Attention:                                                  Derrick Parker – Project “Beethoven”

(d)                    The contact details of the Security Agent for this purpose are:

Address:

Espace Kennedy, 46, Avenue J.F. Kennedy,

L-1855 Luxembourg-Kirchberg,

Grand Duchy of Luxembourg

Fax number:                                      +352 26 07 29 70

Attention:                                                  Manager Commercial Clients - Project “Beethoven”

(e)                     Any party may change its contact details by giving five Business Days’ notice.

(f)                       Where a Finance Party nominates a particular department or officer to receive a communication, a communication will not be effective if it fails to specify that department or officer.

27.4           Communication through the Facility Agent

All communications under the Finance Documents to or from the Borrowers must be sent through the Facility Agent.

28.                  MISCELLANEOUS

28.1           Amendments and waivers

(a)                     Except as provided in this clause, any term of any of the Finance Documents may be amended or waived with the agreement of the Borrowers and the Lender. The Facility Agent or the Security Agent as appropriate may effect, on behalf of any Finance Party, an amendment or waiver allowed under this clause which shall be binding on all the Parties.

(b)                    No failure to exercise, nor any delay in exercising, on the part of a Finance Party, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

(c)                     No amendment to any Finance Document, including an amendment of this clause, shall be effective unless confirmed by the Facility Agent and the Borrowers’ Agent in writing (schriftlich bestätigt).

28.2           Severability

(a)                     If a term of a Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction:

(i)                       that will not affect:

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(A)                 the legality, validity or enforceability in that jurisdiction of any other term of the Finance Documents; or

(B)                   the legality, validity or enforceability in other jurisdictions of that or any other term of the Finance Documents.

(ii)                    the parties shall negotiate in good faith with the aim to replace such provision with a valid and enforceable provision that comes closest to the commercial intention of the parties.

(b)                    It is the express aim of the parties that sub-paragraph (a) shall not be regarded as a mere change of the burden of proof (Beweislastumkehr) but shall be understood as derogation of § 139 of the German Civil Code (BGB) in its entirety (§ 139 BGB wird insgesamt abbedungen).

28.3           Statute of limitation

Claims under any Finance Document shall be time barred seven years from their respective due date.

28.4           Counterparts

Each Finance Document may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

28.5           Governing law

This Agreement is governed by, and shall be construed in accordance with, German law.

28.6           Jurisdiction

The courts in Frankfurt am Main, Germany, have non-exclusive jurisdiction (nicht ausschließlicher Gerichtsstand) to settle any dispute arising out of or in connection with any Finance Document.

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SCHEDULE 1

PROPERTY

PART A Refinancing Portfolio

PART B Bridge Financed Portfolio

PART C Acquisition Portfolio

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Refinancing Portfolio (May 31, 2007)

Schedule 1A

Objekt-ID	Projektname	Whg.-Nr.	PLZ	Stadt	Straße bzw. bei Garagen/Stellpl. Straße Mieter	Hausnummer	Nutzung	Nutzungsart	Lage der Einheit		Wohn fläche m2	Gewerbe fläche in m2	offene Verkaufsfälle
37	AGGRIPINA	001	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	EG.	links	91.00
9202	AGGRIPINA	002	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	EG.	mitte	52.00
9203	AGGRIPINA	003	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	EG.	rechts	45.00
9204	AGGRIPINA	004	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	1. OG.	links	93.00
9205	AGGRIPINA	005	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	1. OG.	mitte	55.00
9206	AGGRIPINA	006	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	1. OG.	rechts	69.00
9207	AGGRIPINA	007	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	2. OG.	links	93.00
9208	AGGRIPINA	008	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	2. OG.	mitte	55.00
9209	AGGRIPINA	009	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	2. OG.	rechts	69.00
9210	AGGRIPINA	010	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	3. OG.	links	93.00
9211	AGGRIPINA	011	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	3. OG.	mitte	55.00
9212	AGGRIPINA	012	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	3. OG.	rechts	69.00
9213	AGGRIPINA	013	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	4. OG.	links	93.00
9214	AGGRIPINA	014	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	4. OG.	mitte	55.00
9215	AGGRIPINA	015	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	4. OG.	rechts	69.00
9216	AGGRIPINA	016	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	5. OG.	links	93.00
9217	AGGRIPINA	017	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	5. OG.	mitte	55.00
9218	AGGRIPINA	018	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	5. OG.	rechts	69.00
9219	AGGRIPINA	019	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	6. OG.	links	93.00
9220	AGGRIPINA	020	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	6. OG.	mitte	55.00
9221	AGGRIPINA	021	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	6. OG.	rechts	69.00
9222	AGGRIPINA	022	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	7. OG.	links	93.00
9223	AGGRIPINA	023	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	7. OG.	mitte	55.00
9224	AGGRIPINA	024	50829	Köln	Lasker-Schüler-Str.	1	Wohnung	Wohnung	7. OG.	rechts	69.00
9225	AGGRIPINA	025	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	EG.	links	66.00
9226	AGGRIPINA	026	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	EG.	rechts	40.00
9227	AGGRIPINA	027	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	1. OG.	links	68.00
9228	AGGRIPINA	028	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	1. OG.	rechts	81.00
9229	AGGRIPINA	029	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	2. OG.	links	68.00
9230	AGGRIPINA	030	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	2. OG.	rechts	81.00
9231	AGGRIPINA	031	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	3. OG.	links	68.00
9232	AGGRIPINA	032	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	3. OG.	rechts	81.00
9233	AGGRIPINA	033	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	4. OG.	links	68.00
9234	AGGRIPINA	034	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	4. OG.	rechts	81.00
9235	AGGRIPINA	035	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	5. OG.	links	68.00
9236	AGGRIPINA	036	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	5. OG.	rechts	81.00
9237	AGGRIPINA	037	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	6. OG.	links	68.00
9238	AGGRIPINA	038	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	6. OG.	rechts	81.00
9239	AGGRIPINA	039	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	7. OG.	links	68.00
9240	AGGRIPINA	040	50829	Köln	Lasker-Schüler-Str.	3	Wohnung	Wohnung	7. OG.	rechts	81.00
9241	AGGRIPINA	041	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	EG.	links	40.00
9242	AGGRIPINA	042	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	EG.	rechts	66.00
9548	AGGRIPINA	043	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	1. OG.	links	81.00
9243	AGGRIPINA	044	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	1. OG.	rechts	68.00
9244	AGGRIPINA	045	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	2. OG.	links	81.00
9245	AGGRIPINA	046	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	2. OG.	rechts	68.00
9246	AGGRIPINA	047	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	3. OG.	links	81.00
9247	AGGRIPINA	048	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	3. OG.	rechts	68.00
9248	AGGRIPINA	049	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	4. OG.	links	81.00
9249	AGGRIPINA	050	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	4. OG.	rechts	68.00
9250	AGGRIPINA	051	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	5. OG.	links	81.00
9251	AGGRIPINA	052	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	5. OG.	rechts	68.00
9252	AGGRIPINA	053	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	6. OG.	links	81.00
9253	AGGRIPINA	054	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	6. OG.	rechts	68.00
9254	AGGRIPINA	055	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	7. OG.	links	81.00
9255	AGGRIPINA	056	50829	Köln	Lasker-Schüler-Str.	5	Wohnung	Wohnung	7. OG.	rechts	68.00
9256	AGGRIPINA	057	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	EG.	links	40.00
10105	AGGRIPINA	058	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	EG.	rechts	66.00
9257	AGGRIPINA	059	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	1. OG.	links	81.00
9258	AGGRIPINA	060	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	1. OG.	rechts	68.00
9259	AGGRIPINA	061	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	2. OG.	links	81.00
9260	AGGRIPINA	062	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	2. OG.	rechts	68.00
9261	AGGRIPINA	063	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	3. OG.	links	81.00
9262	AGGRIPINA	064	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	3. OG.	rechts	68.00
9263	AGGRIPINA	065	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	4. OG.	links	81.00
9264	AGGRIPINA	066	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	4. OG.	rechts	68.00
9265	AGGRIPINA	067	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	5. OG.	links	81.00
9266	AGGRIPINA	068	50829	Köln	Lasker-Schüler-Str.	7	Wohnung	Wohnung	5. OG.	rechts	68.00
9267	AGGRIPINA	069	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	EG.	links	45.00
9268	AGGRIPINA	070	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	EG.	mitte	52.00
9269	AGGRIPINA	071	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	EG.	rechts	91.00
9270	AGGRIPINA	072	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	1. OG.	links	69.00
9271	AGGRIPINA	073	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	1. OG.	mitte	55.00
9272	AGGRIPINA	074	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	1. OG.	rechts	93.00
9273	AGGRIPINA	075	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	2. OG.	links	69.00
9274	AGGRIPINA	076	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	2. OG.	mitte	55.00
9275	AGGRIPINA	077	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	2. OG.	rechts	93.00
9276	AGGRIPINA	078	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	3. OG.	links	69.00
9277	AGGRIPINA	079	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	3. OG.	mitte	55.00
9278	AGGRIPINA	080	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	3. OG.	rechts	93.00
9279	AGGRIPINA	081	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	4. OG.	links	69.00
9280	AGGRIPINA	082	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	4. OG.	mitte	55.00
9281	AGGRIPINA	083	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	4. OG.	rechts	93.00
9282	AGGRIPINA	084	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	5. OG.	links	69.00
9283	AGGRIPINA	085	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	5. OG.	mitte	55.00
9284	AGGRIPINA	086	50829	Köln	Lasker-Schüler-Str.	9	Wohnung	Wohnung	5. OG.	rechts	93.00
9285	AGGRIPINA	087	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	EG.	links	88.00
9286	AGGRIPINA	088	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	EG.	mitte	50.00
9287	AGGRIPINA	089	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	EG.	rechts	81.00
9288	AGGRIPINA	090	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	1. OG.	links	88.00
9289	AGGRIPINA	091	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	1. OG.	mitte	50.00
9290	AGGRIPINA	092	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	1. OG.	rechts	81.00
9291	AGGRIPINA	093	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	2. OG.	links	88.00
9292	AGGRIPINA	094	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	2. OG.	mitte	50.00
9293	AGGRIPINA	095	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	2. OG.	rechts	81.00
9294	AGGRIPINA	096	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	3. OG.	links	88.00
9295	AGGRIPINA	097	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	3. OG.	mitte	50.00
9296	AGGRIPINA	098	50829	Köln	Lasker-Schüler-Str.	10	Wohnung	Wohnung	3. OG.	rechts	81.00
9297	AGGRIPINA	099	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	EG.	links	60.00
9298	AGGRIPINA	100	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	EG.	mitte	41.00
9299	AGGRIPINA	101	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	EG.	rechts	59.00
9300	AGGRIPINA	102	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	1. OG.	links	77.00
9301	AGGRIPINA	103	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	1. OG.	mitte	45.00
10106	AGGRIPINA	104	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	1. OG.	rechts	72.00
9302	AGGRIPINA	105	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	2. OG.	links	77.00
9303	AGGRIPINA	106	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	2. OG.	mitte	45.00
9304	AGGRIPINA	107	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	2. OG.	rechts	72.00
9305	AGGRIPINA	108	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	3. OG.	links	77.00
9306	AGGRIPINA	109	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	3. OG.	mitte	45.00
9307	AGGRIPINA	110	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	3. OG.	rechts	72.00
9308	AGGRIPINA	111	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	4. OG.	links	77.00
9309	AGGRIPINA	112	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	4. OG.	mitte	45.00
9310	AGGRIPINA	113	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	4. OG.	rechts	72.00
9311	AGGRIPINA	114	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	5. OG.	links	77.00
9312	AGGRIPINA	115	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	5. OG.	mitte	45.00
9313	AGGRIPINA	116	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	5. OG.	rechts	72.00
9314	AGGRIPINA	117	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	6. OG.	links	77.00
9315	AGGRIPINA	118	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	6. OG.	mitte	45.00

Objekt-ID	Projektname	Whg.-Nr.	PLZ	Stadt	Straße bzw. bei Garagen/Stellpl. Straße Mieter	Hausnummer	Nutzung	Nutzungsart	Lage der Einheit		Wohn fläche m2	Gewerbe fläche in m2	offene Verkaufsfälle
9316	AGGRIPINA	119	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	6. OG.	rechts	72.00
9317	AGGRIPINA	120	50829	Köln	Lasker-Schüler-Str.	12	Wohnung	Wohnung	7. OG.		159.87
9318	AGGRIPINA	121	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	EG.	links	60.00
9319	AGGRIPINA	122	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	EG.	mitte	41.00
9320	AGGRIPINA	123	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	EG.	rechts	59.00
9321	AGGRIPINA	124	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	1. OG.	links	76.00
9322	AGGRIPINA	125	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	1. OG.	mitte	45.00
9323	AGGRIPINA	126	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	1. OG.	rechts	72.00
9324	AGGRIPINA	127	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	2. OG.	links	76.00
9325	AGGRIPINA	128	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	2. OG.	mitte	45.00
9326	AGGRIPINA	129	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	2. OG.	rechts	72.00
9327	AGGRIPINA	130	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	3. OG.	links	76.00
9328	AGGRIPINA	131	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	3. OG.	mitte	45.00
9329	AGGRIPINA	132	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	3. OG.	rechts	72.00
9330	AGGRIPINA	133	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	4. OG.	links	76.00
9331	AGGRIPINA	134	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	4. OG.	mitte	45.00
9332	AGGRIPINA	135	50829	Köln	Lasker-Schüler-Str.	14	Wohnung	Wohnung	4. OG.	rechts	72.00
9333	AGGRIPINA	136	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	EG.	links	60.00
9334	AGGRIPINA	137	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	EG.	mitte	41.00
9335	AGGRIPINA	138	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	EG.	rechts	59.00
9336	AGGRIPINA	139	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	1. OG.	links	76.00
9337	AGGRIPINA	140	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	1. OG.	mitte	45.00
9338	AGGRIPINA	141	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	1. OG.	rechts	72.00
9339	AGGRIPINA	142	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	2. OG.	links	76.00
9340	AGGRIPINA	143	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	2. OG.	mitte	45.00
9341	AGGRIPINA	144	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	2. OG.	rechts	72.00
9342	AGGRIPINA	145	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	3. OG.	links	76.00
9343	AGGRIPINA	146	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	3. OG.	mitte	45.00
9344	AGGRIPINA	147	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	3. OG.	rechts	72.00
9345	AGGRIPINA	148	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	4. OG.	links	76.00
9346	AGGRIPINA	149	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	4. OG.	mitte	45.00
9347	AGGRIPINA	150	50829	Köln	Lasker-Schüler-Str.	16	Wohnung	Wohnung	4. OG.	rechts	72.00
9348	AGGRIPINA	151	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	EG.	links	66.00
9349	AGGRIPINA	152	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	EG.	mitte	46.00
9350	AGGRIPINA	153	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	EG.	rechts	66.00
9351	AGGRIPINA	154	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	1. OG.	links	88.00
9352	AGGRIPINA	155	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	1. OG.	mitte	50.00
9353	AGGRIPINA	156	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	1. OG.	rechts	81.00
9354	AGGRIPINA	157	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	2. OG.	links	88.00
9355	AGGRIPINA	158	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	2. OG.	mitte	50.00
9356	AGGRIPINA	159	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	2. OG.	rechts	81.00
9357	AGGRIPINA	160	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	3. OG.	links	88.00
9358	AGGRIPINA	161	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	3. OG.	mitte	50.00
9359	AGGRIPINA	162	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	3. OG.	rechts	81.00
9360	AGGRIPINA	163	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	4. OG.	links	88.00
9361	AGGRIPINA	164	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	4. OG.	mitte	50.00
9362	AGGRIPINA	165	50829	Köln	Lasker-Schüler-Str.	18	Wohnung	Wohnung	4. OG.	rechts	81.00
9363	AGGRIPINA	166	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	EG.	links	48.00
9364	AGGRIPINA	167	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	EG.	rechts	116.00
9365	AGGRIPINA	168	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	1. OG.	links	54.00
9366	AGGRIPINA	169	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	1. OG.	mitte	54.00
9367	AGGRIPINA	170	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	1. OG.	rechts	72.00
9368	AGGRIPINA	171	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	2. OG.	links	54.00
9369	AGGRIPINA	172	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	2. OG.	mitte	54.00
9370	AGGRIPINA	173	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	2. OG.	rechts	72.00
9371	AGGRIPINA	174	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	3. OG.	links	54.00
9372	AGGRIPINA	175	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	3. OG.	mitte	54.00
9373	AGGRIPINA	176	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	3. OG.	rechts	72.00
9374	AGGRIPINA	177	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	4. OG.	links	54.00
9375	AGGRIPINA	178	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	4. OG.	mitte	54.00
9376	AGGRIPINA	179	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	4. OG.	rechts	72.00
9377	AGGRIPINA	180	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	5. OG.	links	54.00
9378	AGGRIPINA	181	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	5. OG.	mitte	54.00
9379	AGGRIPINA	182	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	5. OG.	rechts	72.00
9380	AGGRIPINA	183	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	6. OG.	links	54.00
9381	AGGRIPINA	184	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	6. OG.	mitte	54.00
9382	AGGRIPINA	185	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	6. OG.	rechts	72.00
9383	AGGRIPINA	186	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	7. OG.	links	54.00
9384	AGGRIPINA	187	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	7. OG.	mitte	54.00
9385	AGGRIPINA	188	50829	Köln	Stefan-Zweig-Str.	1	Wohnung	Wohnung	7. OG.	rechts	72.00
9386	AGGRIPINA	189	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	EG.	links	69.00
9387	AGGRIPINA	190	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	EG.	rechts	49.00
9392	AGGRIPINA	191	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	1. OG.	links	71.00
9393	AGGRIPINA	192	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	1. OG.	rechts	68.00
9394	AGGRIPINA	193	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	2. OG.	links	71.00
9395	AGGRIPINA	194	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	2. OG.	rechts	68.00
9396	AGGRIPINA	195	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	3. OG.	links	71.00
9397	AGGRIPINA	196	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	3. OG.	rechts	68.00
9398	AGGRIPINA	197	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	4. OG.	links	71.00
9399	AGGRIPINA	198	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	4. OG.	rechts	68.00
9400	AGGRIPINA	199	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	5. OG.	links	71.00
9401	AGGRIPINA	200	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	5. OG.	rechts	68.00
9402	AGGRIPINA	201	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	6. OG.	links	71.00
9403	AGGRIPINA	202	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	6. OG.	rechts	68.00
9404	AGGRIPINA	203	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	7. OG.	links	71.00
9405	AGGRIPINA	204	50829	Köln	Stefan-Zweig-Str.	3	Wohnung	Wohnung	7. OG.	rechts	68.00
9406	AGGRIPINA	205	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	EG.	links	112.00
9407	AGGRIPINA	206	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	EG.	rechts	66.00
9408	AGGRIPINA	207	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	1. OG.	links	69.00
9409	AGGRIPINA	208	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	1. OG.	mitte	46.00
9411	AGGRIPINA	209	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	1. OG.	rechts	69.00
9413	AGGRIPINA	210	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	2. OG.	links	69.00
9414	AGGRIPINA	211	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	2. OG.	mitte	46.00
9415	AGGRIPINA	212	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	2. OG.	rechts	69.00
9416	AGGRIPINA	213	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	3. OG.	links	69.00
9422	AGGRIPINA	214	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	3. OG.	mitte	46.00
9424	AGGRIPINA	215	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	3. OG.	rechts	69.00
9426	AGGRIPINA	216	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	4. OG.	links	69.00
9428	AGGRIPINA	217	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	4. OG.	mitte	46.00
9430	AGGRIPINA	218	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	4. OG.	rechts	69.00
9432	AGGRIPINA	219	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	5. OG.	links	69.00
9434	AGGRIPINA	220	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	5. OG.	mitte	46.00
9435	AGGRIPINA	221	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	5. OG.	rechts	69.00
9436	AGGRIPINA	222	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	6. OG.	links	69.00
9437	AGGRIPINA	223	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	6. OG.	mitte	46.00
9438	AGGRIPINA	224	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	6. OG.	rechts	69.00
9439	AGGRIPINA	225	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	7. OG.	links	69.00
9440	AGGRIPINA	226	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	7. OG.	mitte	46.00
9441	AGGRIPINA	227	50829	Köln	Stefan-Zweig-Str.	5	Wohnung	Wohnung	7. OG.	rechts	69.00
9442	AGGRIPINA	228	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	EG.	links	50.00
9443	AGGRIPINA	229	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	EG.	rechts	71.00
9444	AGGRIPINA	230	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	1. OG.	links	67.00
9445	AGGRIPINA	231	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	1. OG.	rechts	72.00
9446	AGGRIPINA	232	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	2. OG.	links	67.00
9447	AGGRIPINA	233	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	2. OG.	rechts	72.00
9448	AGGRIPINA	234	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	3. OG.	links	67.00
9449	AGGRIPINA	235	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	3. OG.	rechts	72.00
9450	AGGRIPINA	236	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	4. OG.	links	67.00
9451	AGGRIPINA	237	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	4. OG.	rechts	72.00
9452	AGGRIPINA	238	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	5. OG.	links	67.00
9453	AGGRIPINA	239	50829	Köln	Stefan-Zweig-Str.	7	Wohnung	Wohnung	5. OG.	rechts	72.00
9454	AGGRIPINA	240	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	EG.	links	72.00
9455	AGGRIPINA	241	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	EG.	mitte	51.00
9456	AGGRIPINA	242	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	EG.	rechts	90.00
9457	AGGRIPINA	243	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	1. OG.	links	74.00
9458	AGGRIPINA	244	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	1. OG.	mitte	54.00
9459	AGGRIPINA	245	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	1. OG.	rechts	91.00
9460	AGGRIPINA	246	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	2. OG.	links	74.00

9461	AGGRIPINA	247	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	2. OG.	mitte	54.00
9462	AGGRIPINA	248	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	2. OG.	rechts	91.00
9463	AGGRIPINA	249	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	3. OG.	links	74.00
9464	AGGRIPINA	250	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	3. OG.	mitte	54.00
9465	AGGRIPINA	251	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	3. OG.	rechts	91.00
9466	AGGRIPINA	252	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	4. OG.	links	74.00
9467	AGGRIPINA	253	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	4. OG.	mitte	54.00
9468	AGGRIPINA	254	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	4. OG.	rechts	91.00
9469	AGGRIPINA	255	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	5. OG.	links	74.00
9470	AGGRIPINA	256	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	5. OG.	mitte	54.00
9471	AGGRIPINA	257	50829	Köln	Stefan-Zweig-Str.	9	Wohnung	Wohnung	5. OG.	rechts	91.00
9472	AGGRIPINA		50829	Köln	Stefan-Zweig-Str.	9	Stellplatz	Stellplatz
41	AGGRIPINA	GA 01	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9473	AGGRIPINA	GA 02	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9474	AGGRIPINA	GA 03	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9475	AGGRIPINA	GA 04	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9476	AGGRIPINA	GA 05	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9477	AGGRIPINA	GA 06	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9478	AGGRIPINA	GA 07	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9479	AGGRIPINA	GA 08	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9480	AGGRIPINA	GA 09	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9481	AGGRIPINA	GA 10	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9482	AGGRIPINA	GA 11	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9483	AGGRIPINA	GA 12	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9485	AGGRIPINA	GA 13	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9484	AGGRIPINA	GA 14	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
10108	AGGRIPINA	GA 15	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9486	AGGRIPINA	GA 16	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9487	AGGRIPINA	GA 17	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9488	AGGRIPINA	GA 18	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9489	AGGRIPINA	GA 19	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9490	AGGRIPINA	GA 20	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9491	AGGRIPINA	GA 21	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9492	AGGRIPINA	GA 22	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9493	AGGRIPINA	GA 23	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9494	AGGRIPINA	GA 24	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9496	AGGRIPINA	GA 25	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9497	AGGRIPINA	GA 26	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9498	AGGRIPINA	GA 27	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9499	AGGRIPINA	GA 28	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9501	AGGRIPINA	GA 29	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9503	AGGRIPINA	GA 30	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9504	AGGRIPINA	GA 31	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9505	AGGRIPINA	GA 32	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9507	AGGRIPINA	GA 33	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9510	AGGRIPINA	GA 34	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9512	AGGRIPINA	GA 35	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9514	AGGRIPINA	GA 36	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9523	AGGRIPINA	GA 37	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9524	AGGRIPINA	GA 38	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9525	AGGRIPINA	GA 39	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9526	AGGRIPINA	GA 40	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9527	AGGRIPINA	GA 41	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9528	AGGRIPINA	GA 42	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9529	AGGRIPINA	GA 43	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9530	AGGRIPINA	GA 44	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9531	AGGRIPINA	GA 45	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9532	AGGRIPINA	GA 46	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9533	AGGRIPINA	GA 47	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9534	AGGRIPINA	GA 48	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9535	AGGRIPINA	GA 49	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9536	AGGRIPINA	GA 50	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9537	AGGRIPINA	GA 51	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9538	AGGRIPINA	GA 52	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9539	AGGRIPINA	GA 53	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9540	AGGRIPINA	GA 54	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9541	AGGRIPINA	GA 55	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9542	AGGRIPINA	GA 56	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9543	AGGRIPINA	GA 57	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9544	AGGRIPINA	GA 58	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9545	AGGRIPINA	GA 59	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9546	AGGRIPINA	GA 60	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
9547	AGGRIPINA	GA 61	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
7534	AGGRIPINA	GA 62	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
12992	AGGRIPINA	GA 63	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
14413	AGGRIPINA	GA 64	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15072	AGGRIPINA	GA 65	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15073	AGGRIPINA	GA 66	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15074	AGGRIPINA	GA 67	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15075	AGGRIPINA	GA 68	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15076	AGGRIPINA	GA 69	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15077	AGGRIPINA	GA 70	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15078	AGGRIPINA	GA 71	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15079	AGGRIPINA	GA 72	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15080	AGGRIPINA	GA 73	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15081	AGGRIPINA	GA 74	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15082	AGGRIPINA	GA 75	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15088	AGGRIPINA	GA 76	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15083	AGGRIPINA	GA 77	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15084	AGGRIPINA	GA 78	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15085	AGGRIPINA	GA 79	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15086	AGGRIPINA	GA 80	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
15087	AGGRIPINA	GA 81	50829	Köln	Tiefgarage Stefan-Zweig-Str.		Stellplatz	Stellplatz
46	ALSTER 1	01	22045	Hamburg	Bekkamp	2	Wohnung	Wohnung	EG.	links	42.32
9739	ALSTER 1	02	22045	Hamburg	Bekkamp	2	Wohnung	Wohnung	EG.	rechts	71.53
9740	ALSTER 1	03	22045	Hamburg	Bekkamp	2	Wohnung	Wohnung	1. OG.	links	42.32
9741	ALSTER 1	04	22045	Hamburg	Bekkamp	2	Wohnung	Wohnung	1. OG.	rechts	71.53
9742	ALSTER 1	05	22045	Hamburg	Bekkamp	2	Wohnung	Wohnung	2. OG.	links	42.32
9743	ALSTER 1	06	22045	Hamburg	Bekkamp	2	Wohnung	Wohnung	2. OG.	rechts	71.53
9744	ALSTER 1	07	22045	Hamburg	Bekkamp	2	Wohnung	Wohnung	3. OG.	links	42.32
9745	ALSTER 1	08	22045	Hamburg	Bekkamp	2	Wohnung	Wohnung	3. OG.	rechts	71.53
9746	ALSTER 1	09	22045	Hamburg	Bekkamp	4	Wohnung	Wohnung	EG.	links	81.82
9747	ALSTER 1	10	22045	Hamburg	Bekkamp	4	Wohnung	Wohnung	EG.	rechts	76.01
9748	ALSTER 1	11	22045	Hamburg	Bekkamp	4	Wohnung	Wohnung	1. OG.	links	81.82
9749	ALSTER 1	12	22045	Hamburg	Bekkamp	4	Wohnung	Wohnung	1. OG.	rechts	76.01
9750	ALSTER 1	13	22045	Hamburg	Bekkamp	4	Wohnung	Wohnung	2. OG.	links	81.82
9751	ALSTER 1	14	22045	Hamburg	Bekkamp	4	Wohnung	Wohnung	2. OG.	rechts	76.01
9752	ALSTER 1	15	22045	Hamburg	Bekkamp	4	Wohnung	Wohnung	3. OG.	links	81.82
9753	ALSTER 1	16	22045	Hamburg	Bekkamp	4	Wohnung	Wohnung	3. OG.	rechts	76.01
48	ALSTER 1	33	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	EG.	links	58.78
9778	ALSTER 1	34	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	EG.	mitte	38.00
9779	ALSTER 1	35	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	EG.	rechts	61.89
9781	ALSTER 1	36	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	1. OG.	links	58.78
9782	ALSTER 1	37	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	1. OG.	mitte	38.00
9784	ALSTER 1	38	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	1. OG.	rechts	61.89
9785	ALSTER 1	39	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	2. OG.	links	58.78
9787	ALSTER 1	40	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	2. OG.	mitte	38.00
9788	ALSTER 1	41	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	2. OG.	rechts	61.89
9790	ALSTER 1	42	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	3. OG.	links mitte	96.78
9792	ALSTER 1	43	22045	Hamburg	Bekkamp	6	Wohnung	Wohnung	3. OG.	rechts	61.89
9793	ALSTER 1	44	22045	Hamburg	Bekkamp	8	Wohnung	Wohnung	EG.	links	75.93
9794	ALSTER 1	45	22045	Hamburg	Bekkamp	8	Wohnung	Wohnung	EG.	rechts	67.91
9795	ALSTER 1	46	22045	Hamburg	Bekkamp	8	Wohnung	Wohnung	1. OG.	links	75.93
9796	ALSTER 1	47	22045	Hamburg	Bekkamp	8	Wohnung	Wohnung	1. OG.	rechts	67.91
9798	ALSTER 1	48	22045	Hamburg	Bekkamp	8	Wohnung	Wohnung	2. OG.	links	75.93
9800	ALSTER 1	49	22045	Hamburg	Bekkamp	8	Wohnung	Wohnung	2. OG.	rechts	67.91
9801	ALSTER 1	50	22045	Hamburg	Bekkamp	8	Wohnung	Wohnung	3. OG.	links	75.93
9803	ALSTER 1	51	22045	Hamburg	Bekkamp	8	Wohnung	Wohnung	3. OG.	rechts	67.91

50	ALSTER 1	01	22045	Hamburg	Bekkamp	10	Wohnung	Wohnung	EG.	links	68.57
9805	ALSTER 1	02	22045	Hamburg	Bekkamp	10	Wohnung	Wohnung	EG.	rechts	81.07
9806	ALSTER 1	03	22045	Hamburg	Bekkamp	10	Wohnung	Wohnung	1. OG.	links	68.57
9807	ALSTER 1	04	22045	Hamburg	Bekkamp	10	Wohnung	Wohnung	1. OG.	rechts	86.92
9809	ALSTER 1	05	22045	Hamburg	Bekkamp	10	Wohnung	Wohnung	2. OG.	links	68.57
9810	ALSTER 1	06	22045	Hamburg	Bekkamp	10	Wohnung	Wohnung	2. OG.	rechts	86.92
9811	ALSTER 1	07	22045	Hamburg	Bekkamp	10	Wohnung	Wohnung	3. OG.	links	68.57
9812	ALSTER 1	08	22045	Hamburg	Bekkamp	10	Wohnung	Wohnung	3. OG.	rechts	86.92
9813	ALSTER 1	09	22045	Hamburg	Bekkamp	12	Wohnung	Wohnung	EG.	links	74.61
9814	ALSTER 1	10	22045	Hamburg	Bekkamp	12	Wohnung	Wohnung	EG.	rechts	69.36
9815	ALSTER 1	11	22045	Hamburg	Bekkamp	12	Wohnung	Wohnung	1. OG.	links	74.61
9816	ALSTER 1	12	22045	Hamburg	Bekkamp	12	Wohnung	Wohnung	1. OG.	rechts	69.36
9817	ALSTER 1	13	22045	Hamburg	Bekkamp	12	Wohnung	Wohnung	2. OG.	links	74.61
9818	ALSTER 1	14	22045	Hamburg	Bekkamp	12	Wohnung	Wohnung	2. OG.	rechts	69.36
9819	ALSTER 1	15	22045	Hamburg	Bekkamp	12	Wohnung	Wohnung	3. OG.	links	74.61
9820	ALSTER 1	16	22045	Hamburg	Bekkamp	12	Wohnung	Wohnung	3. OG.	rechts	69.36
9821	ALSTER 1	17	22045	Hamburg	Bekkamp	14	Wohnung	Wohnung	EG.	links	73.88
9822	ALSTER 1	18	22045	Hamburg	Bekkamp	14	Wohnung	Wohnung	EG.	rechts	69.60
9823	ALSTER 1	19	22045	Hamburg	Bekkamp	14	Wohnung	Wohnung	1. OG.	links	73.88
9824	ALSTER 1	20	22045	Hamburg	Bekkamp	14	Wohnung	Wohnung	1. OG.	rechts	69.60
9826	ALSTER 1	21	22045	Hamburg	Bekkamp	14	Wohnung	Wohnung	2. OG.	links	73.88
9827	ALSTER 1	22	22045	Hamburg	Bekkamp	14	Wohnung	Wohnung	2. OG.	rechts	69.60
9828	ALSTER 1	23	22045	Hamburg	Bekkamp	14	Wohnung	Wohnung	3. OG.	links	73.88
9829	ALSTER 1	24	22045	Hamburg	Bekkamp	14	Wohnung	Wohnung	3. OG.	rechts	69.60
9832	ALSTER 1	25	22045	Hamburg	Bekkamp	16	Wohnung	Wohnung	EG.	links	81.64
9833	ALSTER 1	26	22045	Hamburg	Bekkamp	16	Wohnung	Wohnung	EG.	rechts	68.43
9835	ALSTER 1	27	22045	Hamburg	Bekkamp	16	Wohnung	Wohnung	1. OG.	links	81.64
9837	ALSTER 1	28	22045	Hamburg	Bekkamp	16	Wohnung	Wohnung	1. OG.	rechts	68.43
9839	ALSTER 1	29	22045	Hamburg	Bekkamp	16	Wohnung	Wohnung	2. OG.	links	81.64
9840	ALSTER 1	30	22045	Hamburg	Bekkamp	16	Wohnung	Wohnung	2. OG.	rechts	68.43
9842	ALSTER 1	31	22045	Hamburg	Bekkamp	16	Wohnung	Wohnung	3. OG.	links	81.64
9844	ALSTER 1	32	22045	Hamburg	Bekkamp	16	Wohnung	Wohnung	3. OG.	rechts	68.43
9765	ALSTER 1	S01	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9766	ALSTER 1	S02	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9767	ALSTER 1	S03	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9768	ALSTER 1	S04	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9770	ALSTER 1	S05	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9771	ALSTER 1	S06	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9772	ALSTER 1	S07	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9773	ALSTER 1	S08	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9775	ALSTER 1	S09	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9777	ALSTER 1	S10	22045	Hamburg	Bekkamp	2-4	Stellplatz	Stellplatz
9754	ALSTER 1	G01	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9756	ALSTER 1	G02	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9757	ALSTER 1	G03	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9758	ALSTER 1	G04	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9759	ALSTER 1	G05	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9761	ALSTER 1	G06	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9762	ALSTER 1	G07	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9763	ALSTER 1	G08	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9764	ALSTER 1	G09	22045	Hamburg	Bekkamp	6-16	Garage	Garage
9846	ALSTER 1	S01	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9847	ALSTER 1	S02	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9850	ALSTER 1	S03	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9984	ALSTER 1	S04	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9986	ALSTER 1	S05	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9987	ALSTER 1	S06	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9988	ALSTER 1	S07	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9990	ALSTER 1	S08	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9991	ALSTER 1	S09	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9992	ALSTER 1	S10	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9994	ALSTER 1	S11	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9995	ALSTER 1	S12	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9996	ALSTER 1	S13	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9997	ALSTER 1	S14	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
9999	ALSTER 1	S15	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10000	ALSTER 1	S16	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10001	ALSTER 1	S17	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10002	ALSTER 1	S18	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10003	ALSTER 1	S19	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10004	ALSTER 1	S20	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10005	ALSTER 1	S21	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10006	ALSTER 1	S22	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10008	ALSTER 1	S23	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10009	ALSTER 1	S24	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10010	ALSTER 1	S25	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10012	ALSTER 1	S26	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10013	ALSTER 1	S27	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10014	ALSTER 1	S28	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10015	ALSTER 1	S29	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10016	ALSTER 1	S30	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10017	ALSTER 1	S31	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10018	ALSTER 1	S32	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10019	ALSTER 1	S33	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10020	ALSTER 1	S34	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10021	ALSTER 1	S35	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10022	ALSTER 1	S36	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10023	ALSTER 1	S37	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
10024	ALSTER 1	S38	22045	Hamburg	Bekkamp	6-16	Stellplatz	Stellplatz
45	ALSTER 1	27	22045	Hamburg	Charlottenburger Str.	44	Wohnung	Wohnung	EG.	links	70.78
9664	ALSTER 1	28	22045	Hamburg	Charlottenburger Str.	44	Wohnung	Wohnung	EG.	mitte	33.32
9665	ALSTER 1	29	22045	Hamburg	Charlottenburger Str.	44	Wohnung	Wohnung	EG.	rechts	70.60
9666	ALSTER 1	30	22045	Hamburg	Charlottenburger Str.	44	Wohnung	Wohnung	1. OG.	links	70.80
9667	ALSTER 1	31	22045	Hamburg	Charlottenburger Str.	44	Wohnung	Wohnung	1. OG.	mitte	33.32
9668	ALSTER 1	32	22045	Hamburg	Charlottenburger Str.	44	Wohnung	Wohnung	1. OG.	rechts	70.60
9669	ALSTER 1	33	22045	Hamburg	Charlottenburger Str.	44	Wohnung	Wohnung	DG.	links	58.04
9670	ALSTER 1	34	22045	Hamburg	Charlottenburger Str.	44	Wohnung	Wohnung	DG.	rechts	65.78
9671	ALSTER 1	35	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung	EG.	links	71.03
9672	ALSTER 1	36	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung	EG.	mitte	48.65
9673	ALSTER 1	37	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung	EG.	rechts	61.01
9674	ALSTER 1	38	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung	1. OG.	links	71.03
9675	ALSTER 1	39	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung	1. OG.	mitte	48.65
9676	ALSTER 1	40	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung	1. OG.	rechts	61.01
9677	ALSTER 1	41	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung	DG.	links	66.73
9678	ALSTER 1	42	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung	DG.	rechts	61.71
9679	ALSTER 1	35-2	22045	Hamburg	Charlottenburger Str.	46	Wohnung	Wohnung		links	50.00
9680	ALSTER 1	13	22045	Hamburg	Charlottenburger Str.	48	Wohnung	Wohnung	EG.	links	70.26
9681	ALSTER 1	14	22045	Hamburg	Charlottenburger Str.	48	Wohnung	Wohnung	EG.	rechts	77.87
9682	ALSTER 1	15	22045	Hamburg	Charlottenburger Str.	48	Wohnung	Wohnung	1. OG.	links	70.26
9683	ALSTER 1	16	22045	Hamburg	Charlottenburger Str.	48	Wohnung	Wohnung	1. OG.	rechts	77.87
9684	ALSTER 1	17	22045	Hamburg	Charlottenburger Str.	48	Wohnung	Wohnung	DG.	links	52.37
9685	ALSTER 1	18	22045	Hamburg	Charlottenburger Str.	48	Wohnung	Wohnung	DG.	rechts	54.33
9686	ALSTER 1	19	22045	Hamburg	Charlottenburger Str.	50	Wohnung	Wohnung	EG.	links	70.23
9687	ALSTER 1	20	22045	Hamburg	Charlottenburger Str.	50	Wohnung	Wohnung	EG.	mitte	46.78
9688	ALSTER 1	21	22045	Hamburg	Charlottenburger Str.	50	Wohnung	Wohnung	EG.	rechts	59.97
9689	ALSTER 1	22	22045	Hamburg	Charlottenburger Str.	50	Wohnung	Wohnung	1. OG.	links	70.23
9690	ALSTER 1	23	22045	Hamburg	Charlottenburger Str.	50	Wohnung	Wohnung	1. OG.	mitte	46.78
9691	ALSTER 1	24	22045	Hamburg	Charlottenburger Str.	50	Wohnung	Wohnung	1. OG.	rechts	59.97
9692	ALSTER 1	25	22045	Hamburg	Charlottenburger Str.	50	Wohnung	Wohnung	DG.	links	65.92
9693	ALSTER 1	26	22045	Hamburg	Charlottenburger Str.	50	Wohnung	Wohnung	DG.	rechts	60.18
9694	ALSTER 1	01	22045	Hamburg	Charlottenburger Str.	52	Wohnung	Wohnung	EG.	links	70.27
9695	ALSTER 1	02	22045	Hamburg	Charlottenburger Str.	52	Wohnung	Wohnung	EG.	rechts	76.90
9696	ALSTER 1	03	22045	Hamburg	Charlottenburger Str.	52	Wohnung	Wohnung	1. OG.	links	70.26
9697	ALSTER 1	04	22045	Hamburg	Charlottenburger Str.	52	Wohnung	Wohnung	1. OG.	rechts	76.90
9698	ALSTER 1	05	22045	Hamburg	Charlottenburger Str.	52	Wohnung	Wohnung	DG.	links	53.30
9699	ALSTER 1	06	22045	Hamburg	Charlottenburger Str.	52	Wohnung	Wohnung	DG.	rechts	53.30
9700	ALSTER 1	07	22045	Hamburg	Charlottenburger Str.	54	Wohnung	Wohnung	EG.	links	79.02
9702	ALSTER 1	08	22045	Hamburg	Charlottenburger Str.	54	Wohnung	Wohnung	EG.	rechts	70.26

9703	ALSTER 1	09	22045	Hamburg	Charlottenburger Str.	54	Wohnung	Wohnung	1. OG.	links	79.02
9704	ALSTER 1	10	22045	Hamburg	Charlottenburger Str.	54	Wohnung	Wohnung	1. OG.	rechts	70.26
9705	ALSTER 1	11	22045	Hamburg	Charlottenburger Str.	54	Wohnung	Wohnung	DG.	links	55.05
9706	ALSTER 1	12	22045	Hamburg	Charlottenburger Str.	54	Wohnung	Wohnung	DG.	rechts	52.30
9701	ALSTER 1	07-2	22045	Hamburg	Charlottenburger Str.	54	Wohnung	Wohnung	Souterrain	links	50.00
9723	ALSTER 1	C01	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9724	ALSTER 1	C02	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9725	ALSTER 1	C03	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9726	ALSTER 1	C04	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9727	ALSTER 1	C05	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9728	ALSTER 1	C06	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9729	ALSTER 1	C07	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9730	ALSTER 1	C08	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9731	ALSTER 1	C09	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9732	ALSTER 1	C10	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9733	ALSTER 1	C11	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9734	ALSTER 1	C12	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9735	ALSTER 1	C13	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9736	ALSTER 1	C14	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9737	ALSTER 1	C15	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9738	ALSTER 1	C16	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9707	ALSTER 1	S01	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9708	ALSTER 1	S02	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9709	ALSTER 1	S03	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9710	ALSTER 1	S04	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9711	ALSTER 1	S05	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9712	ALSTER 1	S06	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9713	ALSTER 1	S07	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9714	ALSTER 1	S08	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9715	ALSTER 1	S09	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9716	ALSTER 1	S10	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9717	ALSTER 1	S11	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9718	ALSTER 1	S12	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9719	ALSTER 1	S13	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9720	ALSTER 1	S14	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9721	ALSTER 1	S15	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
9722	ALSTER 1	S16	22045	Hamburg	Charlottenburger Str.	44-54	Stellplatz	Stellplatz
44	ALSTER 2	01	22149	Hamburg	Kittelweg	11	Wohnung	Wohnung	EG.	links	89.21
9639	ALSTER 2	02	22149	Hamburg	Kittelweg	11	Wohnung	Wohnung	EG.	rechts	89.21
9640	ALSTER 2	03	22149	Hamburg	Kittelweg	11	Wohnung	Wohnung	1. OG.	links	89.21
9641	ALSTER 2	04	22149	Hamburg	Kittelweg	11	Wohnung	Wohnung	1. OG.	rechts	89.21
9642	ALSTER 2	05	22149	Hamburg	Kittelweg	11	Wohnung	Wohnung	DG.	links	65.08
9643	ALSTER 2	06	22149	Hamburg	Kittelweg	11	Wohnung	Wohnung	DG.	rechts	65.43
9644	ALSTER 2	07	22149	Hamburg	Kittelweg	13	Wohnung	Wohnung	EG.	links	73.95
9645	ALSTER 2	08	22149	Hamburg	Kittelweg	13	Wohnung	Wohnung	EG.	rechts	73.95
9646	ALSTER 2	09	22149	Hamburg	Kittelweg	13	Wohnung	Wohnung	1. OG.	links	73.95
9647	ALSTER 2	10	22149	Hamburg	Kittelweg	13	Wohnung	Wohnung	1. OG.	rechts	73.95
9648	ALSTER 2	11	22149	Hamburg	Kittelweg	13	Wohnung	Wohnung	DG.	links	53.85
9649	ALSTER 2	12	22149	Hamburg	Kittelweg	13	Wohnung	Wohnung	DG.	rechts	53.85
9650	ALSTER 2	13	22149	Hamburg	Kittelweg	15	Wohnung	Wohnung	EG.	links	75.13
9651	ALSTER 2	14	22149	Hamburg	Kittelweg	15	Wohnung	Wohnung	EG.	rechts	74.22
9652	ALSTER 2	15	22149	Hamburg	Kittelweg	15	Wohnung	Wohnung	1. OG.	links	75.13
9653	ALSTER 2	16	22149	Hamburg	Kittelweg	15	Wohnung	Wohnung	1. OG.	rechts	74.22
9654	ALSTER 2	17	22149	Hamburg	Kittelweg	15	Wohnung	Wohnung	DG.	links	54.81
9655	ALSTER 2	18	22149	Hamburg	Kittelweg	15	Wohnung	Wohnung	DG.	rechts	55.14
9656	ALSTER 2	19	22149	Hamburg	Kittelweg	17	Wohnung	Wohnung	EG.	links	92.96
9657	ALSTER 2	20	22149	Hamburg	Kittelweg	17	Wohnung	Wohnung	EG.	rechts	81.56
9658	ALSTER 2	21	22149	Hamburg	Kittelweg	17	Wohnung	Wohnung	1. OG.	links	92.96
9659	ALSTER 2	22	22149	Hamburg	Kittelweg	17	Wohnung	Wohnung	1. OG.	rechts	81.56
9660	ALSTER 2	23	22149	Hamburg	Kittelweg	17	Wohnung	Wohnung	DG.	links	68.36
9661	ALSTER 2	24	22149	Hamburg	Kittelweg	17	Wohnung	Wohnung	DG.	rechts	59.40
9662	ALSTER 2	25	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9663	ALSTER 2	26	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9893	ALSTER 2	27	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9894	ALSTER 2	28	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9895	ALSTER 2	29	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9897	ALSTER 2	30	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9898	ALSTER 2	31	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9899	ALSTER 2	32	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9900	ALSTER 2	33	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9901	ALSTER 2	34	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9902	ALSTER 2	35	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9903	ALSTER 2	36	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9904	ALSTER 2	37	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9905	ALSTER 2	38	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9906	ALSTER 2	39	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9907	ALSTER 2	40	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9908	ALSTER 2	41	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9909	ALSTER 2	42	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9910	ALSTER 2	43	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9912	ALSTER 2	44	22149	Hamburg	Kittelweg	11-17	Garage	Garage
9914	ALSTER 2	S01	22149	Hamburg	Kittelweg	11-17	Stellplatz	Stellplatz
9915	ALSTER 2	S02	22149	Hamburg	Kittelweg	11-17	Stellplatz	Stellplatz
7540	AMBIENTE	01	14195	Berlin	Lentzeallee	18	Wohnung	Reihenhaus			93.07
7543	AMBIENTE	04	14195	Berlin	Lentzeallee	24	Wohnung	Reihenhaus			93.84
7545	AMBIENTE	06	14195	Berlin	Lentzeallee	28	Wohnung	Reihenhaus			93.62
7549	AMBIENTE	1	14195	Berlin	Lentzeallee	44	Wohnung	Wohnung	EG.	links	97.34
7623	AMBIENTE	2	14195	Berlin	Lentzeallee	44	Wohnung	Wohnung	EG.	rechts	45.29
7624	AMBIENTE	3	14195	Berlin	Lentzeallee	44	Wohnung	Wohnung	1. OG.	links	74.55
7625	AMBIENTE	4	14195	Berlin	Lentzeallee	44	Wohnung	Wohnung	1. OG.	rechts	88.02
7626	AMBIENTE	5	14195	Berlin	Lentzeallee	44	Wohnung	Wohnung	2. OG.	links	65.11
7628	AMBIENTE	6	14195	Berlin	Lentzeallee	46	Wohnung	Wohnung	EG.	links	44.95
7627	AMBIENTE	7	14195	Berlin	Lentzeallee	46	Wohnung	Wohnung	EG.	rechts hint	45.57
7550	AMBIENTE	8	14195	Berlin	Lentzeallee	46	Wohnung	Wohnung	EG.	rechts vorn	51.29
7630	AMBIENTE	9	14195	Berlin	Lentzeallee	46	Wohnung	Wohnung	1. OG.	links	72.53
7629	AMBIENTE	10	14195	Berlin	Lentzeallee	46	Wohnung	Wohnung	1. OG.	rechts	91.05
7631	AMBIENTE	11	14195	Berlin	Lentzeallee	46	Wohnung	Wohnung	DG.		64.55
7572	AMBIENTE	19	14195	Berlin	Lentzeallee	58	Wohnung	Reihenhaus			95.46
7573	AMBIENTE	20	14195	Berlin	Lentzeallee	60	Wohnung	Reihenhaus			93.68
7575	AMBIENTE	22	14195	Berlin	Lentzeallee	64	Wohnung	Reihenhaus			93.51
7578	AMBIENTE	25	14195	Berlin	Lentzeallee	70	Wohnung	Reihenhaus			94.14	verkauft
7579	AMBIENTE	26	14195	Berlin	Lentzeallee	72	Wohnung	Reihenhaus			93.65
7616	AMBIENTE	1	14199	Berlin	Misdroyer Straße	1	Wohnung	Wohnung	EG.	links	41.37
7617	AMBIENTE	2	14199	Berlin	Misdroyer Straße	1	Wohnung	Wohnung	EG.	rechts	77.63
7618	AMBIENTE	3	14199	Berlin	Misdroyer Straße	1	Wohnung	Wohnung	1. OG.	rechts	67.79
7619	AMBIENTE	4	14199	Berlin	Misdroyer Straße	1	Wohnung	Wohnung	1. OG.	links	88.29
7620	AMBIENTE	5	14199	Berlin	Misdroyer Straße	1	Wohnung	Wohnung	DG.		64.64
7582	AMBIENTE	29	14199	Berlin	Misdroyer Straße	7	Wohnung	Reihenhaus			93.46
7584	AMBIENTE	30	14199	Berlin	Misdroyer Straße	9	Wohnung	Reihenhaus			93.68
7592	AMBIENTE	33	14199	Berlin	Misdroyer Straße	15	Wohnung	Reihenhaus			93.50
7601	AMBIENTE	38	14199	Berlin	Misdroyer Straße	25	Wohnung	Reihenhaus			75.93
7608	AMBIENTE	45	14199	Berlin	Zoppoter Straße	46	Wohnung	Reihenhaus			92.84
7611	AMBIENTE	47	14199	Berlin	Zoppoter Straße	50	Wohnung	Reihenhaus			93.61
7551	AMBIENTE	1	14199	Berlin	Zoppoter Straße 64		Wohnung	Wohnung	EG.	links	98.98
7632	AMBIENTE	2	14199	Berlin	Zoppoter Straße 64		Wohnung	Wohnung	EG.	rechts	43.41
7633	AMBIENTE	3	14199	Berlin	Zoppoter Straße 64		Wohnung	Wohnung	1. OG.	rechts	91.43
7634	AMBIENTE	4	14199	Berlin	Zoppoter Straße 64		Wohnung	Wohnung	2. OG.		64.64
7635	AMBIENTE	5	14199	Berlin	Zoppoter Straße 64		Wohnung	Wohnung	1. OG.	links	63.06
16	Baden Achern	01	77855	Achern	Berliner Straße	45	Wohnung	Wohnung	EG.	links	72.67
8053	Baden Achern	02	77855	Achern	Berliner Straße	45	Wohnung	Wohnung	EG.	rechts	83.84
38	Baden Achern	03	77855	Achern	Berliner Straße	45	Wohnung	Wohnung	1. OG.	links	72.67
49	Baden Achern	04	77855	Achern	Berliner Straße	45	Wohnung	Wohnung	1. OG.	rechts	83.84
51	Baden Achern	05	77855	Achern	Berliner Straße	45	Wohnung	Wohnung	2. OG.	links	72.67
63	Baden Achern	06	77855	Achern	Berliner Straße	45	Wohnung	Wohnung	2. OG.	rechts	83.84
613	Baden Achern	07	77855	Achern	Berliner Straße	45	Wohnung	Wohnung	DG.	links	77.73
508	Baden Achern	08	77855	Achern	Berliner Straße	45	Wohnung	Wohnung	DG.	rechts	87.73
4210	Baden Achern		77855	Achern	Berliner Straße	45	Stellplatz	Stellplatz
4211	Baden Achern		77855	Achern	Berliner Straße	45	Stellplatz	Stellplatz

4178	Baden Achern		77855	Achern	Berliner Straße	45	Stellplatz	Stellplatz
3351	Baden Achern		77855	Achern	Berliner Straße	45	Stellplatz	Stellplatz
3366	Baden Achern		77855	Achern	Berliner Straße	45	Stellplatz	Stellplatz
3877	Baden Achern		77855	Achern	Berliner Straße	45	Stellplatz	Stellplatz
4128	Baden Achern		77855	Achern	Berliner Straße	45	Stellplatz	Stellplatz
4130	Baden Achern		77855	Achern	Berliner Straße	45	Stellplatz	Stellplatz
881	Baden Achern	09	77855	Achern	Berliner Straße	47	Wohnung	Wohnung	EG.	links	72.67
2828	Baden Achern	10	77855	Achern	Berliner Straße	47	Wohnung	Wohnung	EG.	rechts	59.84
2830	Baden Achern	11	77855	Achern	Berliner Straße	47	Wohnung	Wohnung	1. OG.	links	72.67
2836	Baden Achern	12	77855	Achern	Berliner Straße	47	Wohnung	Wohnung	1. OG.	rechts	59.84
2837	Baden Achern	13	77855	Achern	Berliner Straße	47	Wohnung	Wohnung	2. OG.	links	72.67
2839	Baden Achern	14	77855	Achern	Berliner Straße	47	Wohnung	Wohnung	2. OG.	rechts	59.84
2845	Baden Achern	15	77855	Achern	Berliner Straße	47	Wohnung	Wohnung	DG.	links	89.01
2842	Baden Achern	16	77855	Achern	Berliner Straße	47	Wohnung	Wohnung	DG.	rechts	53.81
4715	Baden Achern		77855	Achern	Berliner Straße	47	Stellplatz	Stellplatz
4948	Baden Achern		77855	Achern	Berliner Straße	47	Stellplatz	Stellplatz
4949	Baden Achern		77855	Achern	Berliner Straße	47	Stellplatz	Stellplatz
4212	Baden Achern		77855	Achern	Berliner Straße	47	Stellplatz	Stellplatz
4213	Baden Achern		77855	Achern	Berliner Straße	47	Stellplatz	Stellplatz
4214	Baden Achern		77855	Achern	Berliner Straße	47	Stellplatz	Stellplatz
4222	Baden Achern		77855	Achern	Berliner Straße	47	Stellplatz	Stellplatz
4223	Baden Achern		77855	Achern	Berliner Straße	47	Stellplatz	Stellplatz
8068	Baden Achern	01	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	1. OG.	links	59.83
8069	Baden Achern	02	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	1. OG.	mitte links	59.19
8070	Baden Achern	03	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	1. OG.	mitte	41.05
8071	Baden Achern	04	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	1. OG.	mitte recht	59.78
8072	Baden Achern	05	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	1. OG.	rechts	59.78
8073	Baden Achern	06	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	2. OG.	links	59.83
8074	Baden Achern	07	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	2. OG.	mitte links	59.19
8075	Baden Achern	08	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	2. OG.	mitte	41.05
8076	Baden Achern	09	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	2. OG.	mitte recht	59.78
8077	Baden Achern	10	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	2. OG.	rechts	59.78
8078	Baden Achern	11	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	3. OG.	links	59.83
8079	Baden Achern	12	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	3. OG.	mitte links	59.19
8080	Baden Achern	13	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	3. OG.	mitte	41.05
8081	Baden Achern	14	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	3. OG.	mitte recht	59.78
8082	Baden Achern	15	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	3. OG.	rechts	59.78
8083	Baden Achern	16	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	4. OG.	links	59.86
8084	Baden Achern	17	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	4. OG.	mitte links	59.19
8085	Baden Achern	18	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	4. OG.	mitte	41.05
8086	Baden Achern	19	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	4. OG.	mitte recht	59.78
8087	Baden Achern	20	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	4. OG.	rechts	59.78
8088	Baden Achern	21	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	5. OG.	links	59.83
8089	Baden Achern	22	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	5. OG.	mitte links	59.19
8090	Baden Achern	23	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	5. OG.	mitte	41.05
8091	Baden Achern	24	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	5. OG.	mitte recht	59.78
8092	Baden Achern	25	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	5. OG.	rechts	59.78
8093	Baden Achern	26	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	6. OG.	links	103.95
8094	Baden Achern	27	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	6. OG.	rechts	54.38
8095	Baden Achern	29	77815	Bühl	Adalbert-Stifter-Straße	13	Wohnung	Wohnung	EG.	mitte	92.00
8096	Baden Achern	Gew28	77815	Bühl	Adalbert-Stifter-Straße	13	Gewerbe	Laden/Lagerfl	EG.	links		268.17
11029	Baden Achern	Gew28a	77815	Bühl	Adalbert-Stifter-Straße	13	Gewerbe	Laden/Lagerfl	EG.	links		76.83
8097	Baden Achern	Gew30	77815	Bühl	Adalbert-Stifter-Straße	13	Gewerbe	Praxis	EG.	rechts		44.07
8098	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8099	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8100	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8101	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8102	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8103	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8104	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8106	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8107	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8108	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
8109	Baden Achern		77815	Bühl	Adalbert-Stifter-Straße	13	Garage	Garage
4951	Baden Achern	01	77815	Bühl	Vogesenstraße	11	Wohnung	Wohnung	EG.	links	66.14
4953	Baden Achern	02	77815	Bühl	Vogesenstraße	11	Wohnung	Wohnung	EG.	rechts	81.13
4954	Baden Achern	03	77815	Bühl	Vogesenstraße	11	Wohnung	Wohnung	1. OG.	links	66.14
4955	Baden Achern	04	77815	Bühl	Vogesenstraße	11	Wohnung	Wohnung	1. OG.	rechts	81.13
5262	Baden Achern	05	77815	Bühl	Vogesenstraße	11	Wohnung	Wohnung	DG.	links	55.77
8055	Baden Achern	G12	77815	Bühl	Vogesenstraße	11	Garage	Garage
8056	Baden Achern	G13	77815	Bühl	Vogesenstraße	11	Garage	Garage
8057	Baden Achern	G14	77815	Bühl	Vogesenstraße	11	Garage	Garage
8058	Baden Achern	G15	77815	Bühl	Vogesenstraße	11	Garage	Garage
8059	Baden Achern	G16	77815	Bühl	Vogesenstraße	11	Garage	Garage
8060	Baden Achern	G17	77815	Bühl	Vogesenstraße	11	Garage	Garage
8066	Baden Achern		77815	Bühl	Vogesenstraße	11	Stellplatz	Stellplatz
8054	Baden Achern	06	77815	Bühl	Vogesenstraße	13	Wohnung	Wohnung	UG	rechts	101.85
5526	Baden Achern	07	77815	Bühl	Vogesenstraße	13	Wohnung	Wohnung	EG.	links	54.02
5293	Baden Achern	08	77815	Bühl	Vogesenstraße	13	Wohnung	Wohnung	EG.	rechts	107.98
6217	Baden Achern	09	77815	Bühl	Vogesenstraße	13	Wohnung	Wohnung	1. OG.	links	54.02
6000	Baden Achern	10	77815	Bühl	Vogesenstraße	13	Wohnung	Wohnung	1. OG.	rechts	107.98
6859	Baden Achern	11	77815	Bühl	Vogesenstraße	13	Wohnung	Wohnung	DG.	rechts	82.58
8061	Baden Achern	G18	77815	Bühl	Vogesenstraße	13	Garage	Garage
8062	Baden Achern	G19	77815	Bühl	Vogesenstraße	13	Garage	Garage
8063	Baden Achern	G20	77815	Bühl	Vogesenstraße	13	Garage	Garage
8064	Baden Achern	G21	77815	Bühl	Vogesenstraße	13	Garage	Garage
8065	Baden Achern	G22	77815	Bühl	Vogesenstraße	13	Garage	Garage
1549	Baden Achern	G23	77815	Bühl	Vogesenstraße	13	Garage	Garage
8067	Baden Achern		77815	Bühl	Vogesenstraße	13	Stellplatz	Stellplatz
2886	BARON	024	44139	Dortmund	Große Heimstr.	1	Wohnung	Wohnung	EG.	links	50.88
2887	BARON	025	44139	Dortmund	Große Heimstr.	1	Wohnung	Wohnung	EG.	rechts	47.02
2890	BARON	026	44139	Dortmund	Große Heimstr.	1	Wohnung	Wohnung	1. OG.	links	50.88
2888	BARON	027	44139	Dortmund	Große Heimstr.	1	Wohnung	Wohnung	1. OG.	rechts	47.02
2892	BARON	028	44139	Dortmund	Große Heimstr.	1	Wohnung	Wohnung	2. OG.	links	50.88
2891	BARON	029	44139	Dortmund	Große Heimstr.	1	Wohnung	Wohnung	2. OG.	rechts	47.02		verkauft
2894	BARON	030	44139	Dortmund	Große Heimstr.	1	Wohnung	Wohnung	3. OG.	links	50.88
2893	BARON	031	44139	Dortmund	Große Heimstr.	1	Wohnung	Wohnung	3. OG.	rechts	47.02
2897	BARON	032	44139	Dortmund	Große Heimstr.	3	Wohnung	Wohnung	EG.	links	48.99
2898	BARON	033	44139	Dortmund	Große Heimstr.	3	Wohnung	Wohnung	EG.	mitte	53.12
2900	BARON	035	44139	Dortmund	Große Heimstr.	3	Wohnung	Wohnung	1. OG.	links	48.99
2901	BARON	036	44139	Dortmund	Große Heimstr.	3	Wohnung	Wohnung	1. OG.	mitte	53.12
2899	BARON	037	44139	Dortmund	Große Heimstr.	3	Wohnung	Wohnung	1. OG.	rechts	72.60		verkauft
2902	BARON	040	44139	Dortmund	Große Heimstr.	3	Wohnung	Wohnung	2. OG.	rechts	72.60		verkauft
2906	BARON	041	44139	Dortmund	Große Heimstr.	3	Wohnung	Wohnung	3. OG.	links	46.15
2905	BARON	043	44139	Dortmund	Große Heimstr.	3	Wohnung	Wohnung	3. OG.	rechts	66.65		verkauft
2910	BARON	044	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	EG.	links	72.60
2911	BARON	045	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	EG.	mitte	53.12
2909	BARON	046	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	EG.	rechts	48.99
2913	BARON	047	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	1. OG.	links	72.60
2914	BARON	048	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	1. OG.	mitte	53.12
2912	BARON	049	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	1. OG.	rechts	48.99
2917	BARON	051	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	2. OG.	mitte	53.12
2915	BARON	052	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	2. OG.	rechts	48.99
2920	BARON	053	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	3. OG.	links	66.65
2921	BARON	054	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	3. OG.	mitte	53.12
2919	BARON	055	44139	Dortmund	Große Heimstr.	5	Wohnung	Wohnung	3. OG.	rechts	46.15
2923	BARON	056	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	EG.	links	48.99
2922	BARON	058	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	EG.	rechts	72.60
2938	BARON	059	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	1. OG.	links	48.99
2941	BARON	060	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	1. OG.	mitte	53.12
2947	BARON	062	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	2. OG.	links	48.99
2944	BARON	064	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	2. OG.	rechts	72.60
2955	BARON	065	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	3. OG.	links	46.15
2957	BARON	066	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	3. OG.	mitte	53.12		verkauft
2952	BARON	067	44139	Dortmund	Große Heimstr.	7	Wohnung	Wohnung	3. OG.	rechts	66.65
2960	BARON	068	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	EG.	links	72.60		verkauft
2963	BARON	069	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	EG.	mitte	53.12
2959	BARON	070	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	EG.	rechts	48.99

2968	BARON	071	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	1. OG.	links	72.60
2971	BARON	072	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	1. OG.	mitte	53.12
2965	BARON	073	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	1. OG.	rechts	48.99
2977	BARON	074	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	2. OG.	links	72.60
2982	BARON	075	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	2. OG.	mitte	53.12
2974	BARON	076	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	2. OG.	rechts	48.99
2986	BARON	077	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	3. OG.	links	66.65
2989	BARON	078	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	3. OG.	mitte	53.12
2980	BARON	079	44139	Dortmund	Große Heimstr.	9	Wohnung	Wohnung	3. OG.	rechts	46.15
9062	BARON	080	44139	Dortmund	Große Heimstr.	11	Gewerbe	Laden/Lagerflä	1. UG.		20.15
2994	BARON	081	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	EG.	links	48.99
2998	BARON	082	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	EG.	mitte	53.12
2992	BARON	083	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	EG.	rechts	72.60
3003	BARON	084	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	1. OG.	links	48.99
3006	BARON	085	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	1. OG.	mitte	53.12
3001	BARON	086	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	1. OG.	rechts	72.60
3011	BARON	087	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	2. OG.	links	48.99
3014	BARON	088	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	2. OG.	mitte	53.12
3008	BARON	089	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	2. OG.	rechts	72.60
3016	BARON	090	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	3. OG.	links	46.15
3017	BARON	091	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	3. OG.	mitte	69.73
3015	BARON	092	44139	Dortmund	Große Heimstr.	11	Wohnung	Wohnung	3. OG.	rechts	50.04
2566	BARON	001	44141	Dortmund	Karl-Liebknecht-Str.	19	Wohnung	Wohnung	1. UG.		99.54
2567	BARON	002	44141	Dortmund	Karl-Liebknecht-Str.	19	Wohnung	Wohnung	EG.		118.45
2568	BARON	003	44141	Dortmund	Karl-Liebknecht-Str.	19	Wohnung	Wohnung	1. OG.		118.45
2569	BARON	004	44141	Dortmund	Karl-Liebknecht-Str.	19	Wohnung	Wohnung	2. OG.		118.93
2570	BARON	005	44141	Dortmund	Karl-Liebknecht-Str.	19	Wohnung	Wohnung	DG.		61.00
4197	BARON	GA 006	44141	Dortmund	Karl-Liebknecht-Str.	19	Garage	Garage
2572	BARON	001	44141	Dortmund	Karl-Liebknecht-Str.	25	Wohnung	Wohnung	1. UG.		63.20
2573	BARON	002	44141	Dortmund	Karl-Liebknecht-Str.	25	Wohnung	Wohnung	EG.		92.75
2574	BARON	003	44141	Dortmund	Karl-Liebknecht-Str.	25	Wohnung	Wohnung	1. OG.		92.75
2575	BARON	004	44141	Dortmund	Karl-Liebknecht-Str.	25	Wohnung	Wohnung	2. OG.		92.75
2576	BARON	005	44141	Dortmund	Karl-Liebknecht-Str.	25	Wohnung	Wohnung	DG.		45.61
2908	BARON	GA 006	44141	Dortmund	Karl-Liebknecht-Str.	25	Garage	Garage
2578	BARON	001	44141	Dortmund	Karl-Liebknecht-Str.	27	Wohnung	Wohnung	1. UG.		62.20
2579	BARON	002	44141	Dortmund	Karl-Liebknecht-Str.	27	Wohnung	Wohnung	EG.		92.75
2581	BARON	004	44141	Dortmund	Karl-Liebknecht-Str.	27	Wohnung	Wohnung	2. OG.		92.75
2582	BARON	005	44141	Dortmund	Karl-Liebknecht-Str.	27	Wohnung	Wohnung	DG.		68.68
4194	BARON	GA 006	44141	Dortmund	Karl-Liebknecht-Str.	27	Garage	Garage
2642	BARON	001	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	EG.	links	79.53
2643	BARON	002	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	EG.	rechts	79.53
2645	BARON	003	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	1. OG.	links	81.43
2646	BARON	004	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	1. OG.	rechts	81.43
2647	BARON	005	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	2. OG.	links	81.92
2648	BARON	006	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	2. OG.	rechts	81.92
2649	BARON	007	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	3. OG.	links	81.23
2650	BARON	008	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	3. OG.	rechts	82.61
2889	BARON	009	44141	Dortmund	Märkische Str.	176	Wohnung	Wohnung	4. OG.		85.83
2651	BARON	010	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	EG.	links	79.53
2652	BARON	011	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	EG.	rechts	79.53
2653	BARON	012	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	1. OG.	links	81.43
2654	BARON	013	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	1. OG.	rechts	81.43
2656	BARON	014	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	2. OG.	links	81.92
2655	BARON	015	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	2. OG.	rechts	81.92
2657	BARON	016	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	3. OG.	links	80.87
2658	BARON	017	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	3. OG.	rechts	82.61
2895	BARON	018	44141	Dortmund	Märkische Str.	178	Wohnung	Wohnung	4. OG.		84.82
2660	BARON	019	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	EG.	links	79.53
2659	BARON	020	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	EG.	rechts	79.53
2661	BARON	021	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	1. OG.	links	81.43
2662	BARON	022	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	1. OG.	rechts	81.43
2663	BARON	023	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	2. OG.	links	78.10
2664	BARON	024	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	2. OG.	rechts	77.43
2665	BARON	025	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	3. OG.	links	82.61
2666	BARON	026	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	3. OG.	rechts	82.61
2667	BARON	027	44141	Dortmund	Märkische Str.	180	Wohnung	Wohnung	4. OG.	rechts	84.62
2668	BARON	028	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	EG.	links	79.53
2669	BARON	029	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	EG.	rechts	79.53
2670	BARON	030	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	1. OG.	links	81.43
2671	BARON	031	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	1. OG.	rechts	81.43
2672	BARON	032	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	2. OG.	links	81.92
2673	BARON	033	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	2. OG.	rechts	81.92
2674	BARON	034	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	3. OG.	links	82.61
2675	BARON	035	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	3. OG.	rechts	82.61
2676	BARON	036	44141	Dortmund	Märkische Str.	182	Wohnung	Wohnung	4. OG.	rechts	84.62
3041	BARON	095	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	EG.	rechts	48.99
3055	BARON	096	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	1. OG.	links	72.60		verkauft
3057	BARON	097	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	1. OG.	mitte	53.12
3051	BARON	098	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	1. OG.	rechts	48.99
3067	BARON	099	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	2. OG.	links	72.60
3069	BARON	100	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	2. OG.	mitte	53.12
3062	BARON	101	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	2. OG.	rechts	48.99
3074	BARON	102	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	3. OG.	links	66.65
3077	BARON	103	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	3. OG.	mitte	50.59
3072	BARON	104	44137	Dortmund	Neuer Graben	103	Wohnung	Wohnung	3. OG.	rechts	46.15
3139	BARON	013	44137	Dortmund	Sonnenplatz	14	Gewerbe	Laden	EG.	rechts		67.16
3157	BARON	014	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	1. OG.	links	63.54
3147	BARON	015	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	1. OG.	rechts	72.09
3162	BARON	016	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	2. OG.	links	63.54
3175	BARON	017	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	2. OG.	mitte	26.03
3159	BARON	018	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	2. OG.	rechts	46.06
3188	BARON	019	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	3. OG.	links	63.91
3180	BARON	020	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	3. OG.	rechts	72.50
3196	BARON	021	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	4. OG.	links	63.91
3192	BARON	022	44137	Dortmund	Sonnenplatz	14	Wohnung	Wohnung	4. OG.	rechts	72.50
3233	BARON	001	44137	Dortmund	Sonnenplatz	16	Gewerbe	Laden	EG.	links		67.16
3227	BARON	002	44137	Dortmund	Sonnenplatz	16	Gewerbe	Laden	EG.	rechts		70.61
3243	BARON	003	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	1. OG.	links	72.09
3238	BARON	004	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	1. OG.	rechts	66.00
3245	BARON	005	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	2. OG.	links	46.06
3244	BARON	006	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	2. OG.	rechts	91.97
3247	BARON	007	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	3. OG.	links	46.32
3248	BARON	008	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	3. OG.	mitte	26.18
3246	BARON	009	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	3. OG.	rechts	66.35
3250	BARON	010	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	4. OG.	links	46.32
3249	BARON	011	44137	Dortmund	Sonnenplatz	16	Wohnung	Wohnung	4. OG.	rechts	89.91
9069	BARON	GA 105	44137	Dortmund	Sonnenplatz		Garage	Garage
9074	BARON	GA 106	44137	Dortmund	Sonnenplatz		Garage	Garage
9073	BARON	GA 107	44137	Dortmund	Sonnenplatz		Garage	Garage
9071	BARON	GA 109	44137	Dortmund	Sonnenplatz		Garage	Garage					verkauft
9075	BARON	GA 111	44137	Dortmund	Sonnenplatz		Garage	Garage
9068	BARON	GA 112	44137	Dortmund	Sonnenplatz		Garage	Garage
9066	BARON	GA 114	44137	Dortmund	Sonnenplatz		Garage	Garage					verkauft
9090	BARON	GA 115	44137	Dortmund	Sonnenplatz		Garage	Garage					verkauft
9065	BARON	GA 116	44137	Dortmund	Sonnenplatz		Garage	Garage
9064	BARON	GA 117	44137	Dortmund	Sonnenplatz		Garage	Garage
9063	BARON	GA 118	44137	Dortmund	Sonnenplatz		Garage	Garage
9076	BARON	S20	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9077	BARON	S21	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9078	BARON	S22	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9079	BARON	S23	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9080	BARON	S24	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9081	BARON	S25	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9083	BARON	S27	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9084	BARON	S28	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9085	BARON	S29	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9086	BARON	S30	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz
9087	BARON	S31	44137	Dortmund	Sonnenplatz		Stellplatz	Stellplatz

2585	BARON	037	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	EG.	rechts	75.00
2586	BARON	038	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	1. OG.	links	121.75
2587	BARON	039	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	1. OG.	rechts	80.73
2588	BARON	040	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	2. OG.	links	127.54
2589	BARON	041	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	2. OG.	rechts	83.34
2590	BARON	042	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	3. OG.	links	127.54
2591	BARON	043	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	3. OG.	rechts	83.34
2592	BARON	044	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	4. OG.	links	127.54
15026	BARON	045	44141	Dortmund	Tewaagstr.	2	Wohnung	Wohnung	4. OG.	rechts	83.34
9093	BARON	GE 046	44141	Dortmund	Tewaagstr.	2	Gewerbe	Gaststätte	EG.			117.74
9095	BARON		44141	Dortmund	Tewaagstr.	2	Garage	Garage
9094	BARON	001	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	EG.	links	87.89
2595	BARON	002	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	EG.	rechts	77.99
2596	BARON	003	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	1. OG.	links	81.40
2597	BARON	004	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	1. OG.	rechts	79.83
2598	BARON	005	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	2. OG.	links	90.33
2599	BARON	006	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	2. OG.	rechts	79.83
2600	BARON	007	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	3. OG.	links	90.33
2601	BARON	008	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	3. OG.	rechts	79.83
2602	BARON	009	44141	Dortmund	Tewaagstr.	4	Wohnung	Wohnung	DG.	rechts	82.32
2603	BARON	010	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	EG.	links	79.58
2604	BARON	011	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	EG.	rechts	76.33
2605	BARON	012	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	1. OG.	links	81.83
2606	BARON	013	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	1. OG.	rechts	79.55
2607	BARON	014	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	2. OG.	links	81.82
2608	BARON	015	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	2. OG.	rechts	79.53
2609	BARON	016	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	3. OG.	links	81.83
2610	BARON	017	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	3. OG.	rechts	79.55
2611	BARON	018	44141	Dortmund	Tewaagstr.	6	Wohnung	Wohnung	DG.	links	85.00
2612	BARON	001	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	1. UG.	links	104.92
2613	BARON	002	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	1. UG.	rechts	84.54
2614	BARON	003	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	EG.	links	104.92
2615	BARON	004	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	EG.	rechts	84.54
2616	BARON	005	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	1. OG.	links	104.92
2617	BARON	006	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	1. OG.	rechts	84.54
2618	BARON	007	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	2. OG.	links	104.92
2619	BARON	008	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	2. OG.	rechts	84.54
2620	BARON	009	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	DG.	links	39.84
2621	BARON	010	44141	Dortmund	Tewaagstr.	8	Wohnung	Wohnung	DG.	rechts	86.66
2622	BARON	011	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	1. UG.	links	78.67
2623	BARON	012	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	1. UG.	rechts	78.67
2624	BARON	013	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	EG.	links	78.67
2625	BARON	014	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	EG.	rechts	78.67
2626	BARON	015	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	1. OG.	links	78.67
2627	BARON	016	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	1. OG.	rechts	78.67
2628	BARON	017	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	2. OG.	links	78.67
2629	BARON	018	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	2. OG.	rechts	78.67
2630	BARON	019	44141	Dortmund	Tewaagstr.	10	Wohnung	Wohnung	DG.	links	80.80
2631	BARON	020	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	1. UG.	links	78.67
2632	BARON	021	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	1. UG.	rechts	78.67
2634	BARON	022	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	EG.	links	78.67
2635	BARON	023	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	EG.	rechts	78.67
2636	BARON	024	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	1. OG.	links	78.67
2637	BARON	025	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	1. OG.	rechts	78.67
2638	BARON	026	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	2. OG.	links	78.67
2639	BARON	027	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	2. OG.	rechts	78.67
2640	BARON	028	44141	Dortmund	Tewaagstr.	12	Wohnung	Wohnung	DG.	rechts	80.80
2678	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2679	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2680	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2682	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2683	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2684	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2706	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2707	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2708	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2710	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2711	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2712	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2714	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2715	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2717	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2718	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2720	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2735	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2736	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2737	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2738	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2698	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2700	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2701	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2702	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2703	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2704	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2705	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2685	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2686	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2687	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2688	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2689	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2690	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2692	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2693	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2694	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2695	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2696	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2721	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2725	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2726	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2727	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2728	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2729	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2730	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2731	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2732	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2733	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2734	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2754	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2755	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2756	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2758	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2759	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2761	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2762	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2763	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2764	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2765	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2767	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2784	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2785	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2786	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2787	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2788	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2789	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2790	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2791	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2792	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2793	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage

2794	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2744	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2745	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2746	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2747	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2749	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2751	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2752	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2768	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2769	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2771	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2773	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2775	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2776	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2778	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2779	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2781	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2782	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2783	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2795	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2801	BARON		44141	Dortmund	Tewaagstr.	8-12	Stellplatz	Stellplatz
2807	BARON		44141	Dortmund	Tewaagstr.	8-12	Stellplatz	Stellplatz
2810	BARON		44141	Dortmund	Tewaagstr.	8-12	Stellplatz	Stellplatz
2814	BARON		44141	Dortmund	Tewaagstr.	8-12	Stellplatz	Stellplatz
2817	BARON		44141	Dortmund	Tewaagstr.	8-12	Stellplatz	Stellplatz
2739	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2740	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2741	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2742	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
2743	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
3640	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
3641	BARON		44141	Dortmund	Tewaagstr.	8-12	Garage	Garage
5056	BARON	01	40789	Monheim am Rhein	Auf dem Kamp	1	Wohnung	Wohnung	EG.	links	65.00
5057	BARON	02	40789	Monheim am Rhein	Auf dem Kamp	1	Wohnung	Wohnung	EG.	rechts	65.00
5058	BARON	03	40789	Monheim am Rhein	Auf dem Kamp	1	Wohnung	Wohnung	1. OG.	links	65.00
5059	BARON	04	40789	Monheim am Rhein	Auf dem Kamp	1	Wohnung	Wohnung	1. OG.	rechts	65.00
5060	BARON	05	40789	Monheim am Rhein	Auf dem Kamp	1	Wohnung	Wohnung	2. OG.	links	65.00
5061	BARON	06	40789	Monheim am Rhein	Auf dem Kamp	1	Wohnung	Wohnung	2. OG.	rechts	65.00
5100	BARON	13	40789	Monheim am Rhein	Auf dem Kamp	2	Wohnung	Wohnung	EG.	links	65.00
5101	BARON	14	40789	Monheim am Rhein	Auf dem Kamp	2	Wohnung	Wohnung	EG.	rechts	53.00
5103	BARON	15	40789	Monheim am Rhein	Auf dem Kamp	2	Wohnung	Wohnung	1. OG.	links	65.00
5105	BARON	16	40789	Monheim am Rhein	Auf dem Kamp	2	Wohnung	Wohnung	1. OG.	rechts	53.00
5110	BARON	17	40789	Monheim am Rhein	Auf dem Kamp	2	Wohnung	Wohnung	2. OG.	links	65.00
5108	BARON	18	40789	Monheim am Rhein	Auf dem Kamp	2	Wohnung	Wohnung	2. OG.	rechts	53.00
5062	BARON	07	40789	Monheim am Rhein	Auf dem Kamp	3	Wohnung	Wohnung	EG.	links	65.00
5063	BARON	08	40789	Monheim am Rhein	Auf dem Kamp	3	Wohnung	Wohnung	EG.	rechts	65.00
5064	BARON	09	40789	Monheim am Rhein	Auf dem Kamp	3	Wohnung	Wohnung	1. OG.	links	65.00
5065	BARON	10	40789	Monheim am Rhein	Auf dem Kamp	3	Wohnung	Wohnung	1. OG.	rechts	65.00
5066	BARON	11	40789	Monheim am Rhein	Auf dem Kamp	3	Wohnung	Wohnung	2. OG.	links	65.00
5067	BARON	12	40789	Monheim am Rhein	Auf dem Kamp	3	Wohnung	Wohnung	2. OG.	rechts	65.00
5114	BARON	19	40789	Monheim am Rhein	Auf dem Kamp	4	Wohnung	Wohnung	EG.	links	65.00
5116	BARON	20	40789	Monheim am Rhein	Auf dem Kamp	4	Wohnung	Wohnung	EG.	rechts	53.00
5118	BARON	21	40789	Monheim am Rhein	Auf dem Kamp	4	Wohnung	Wohnung	1. OG.	links	65.00
5120	BARON	22	40789	Monheim am Rhein	Auf dem Kamp	4	Wohnung	Wohnung	1. OG.	rechts	53.00
5121	BARON	23	40789	Monheim am Rhein	Auf dem Kamp	4	Wohnung	Wohnung	2. OG.	links	65.00
5122	BARON	24	40789	Monheim am Rhein	Auf dem Kamp	4	Wohnung	Wohnung	2. OG.	rechts	53.00
5068	BARON	13	40789	Monheim am Rhein	Auf dem Kamp	5	Wohnung	Wohnung	EG.	links	65.00
5069	BARON	14	40789	Monheim am Rhein	Auf dem Kamp	5	Wohnung	Wohnung	EG.	rechts	65.00
5070	BARON	15	40789	Monheim am Rhein	Auf dem Kamp	5	Wohnung	Wohnung	1. OG.	links	65.00
5071	BARON	16	40789	Monheim am Rhein	Auf dem Kamp	5	Wohnung	Wohnung	1. OG.	rechts	65.00
5072	BARON	17	40789	Monheim am Rhein	Auf dem Kamp	5	Wohnung	Wohnung	2. OG.	links	65.00
5073	BARON	18	40789	Monheim am Rhein	Auf dem Kamp	5	Wohnung	Wohnung	2. OG.	rechts	65.00
5074	BARON	19	40789	Monheim am Rhein	Auf dem Kamp	5	Wohnung	Wohnung	3. OG.	links	65.00
5075	BARON	20	40789	Monheim am Rhein	Auf dem Kamp	5	Wohnung	Wohnung	3. OG.	rechts	65.00
5124	BARON	25	40789	Monheim am Rhein	Auf dem Kamp	6	Wohnung	Wohnung	EG.	links	65.00
5126	BARON	26	40789	Monheim am Rhein	Auf dem Kamp	6	Wohnung	Wohnung	EG.	rechts	53.00
5127	BARON	27	40789	Monheim am Rhein	Auf dem Kamp	6	Wohnung	Wohnung	1. OG.	links	65.00
5128	BARON	28	40789	Monheim am Rhein	Auf dem Kamp	6	Wohnung	Wohnung	1. OG.	rechts	53.00
5129	BARON	29	40789	Monheim am Rhein	Auf dem Kamp	6	Wohnung	Wohnung	2. OG.	links	65.00
5130	BARON	30	40789	Monheim am Rhein	Auf dem Kamp	6	Wohnung	Wohnung	2. OG.	rechts	53.00
5076	BARON	21	40789	Monheim am Rhein	Auf dem Kamp	7	Wohnung	Wohnung	EG.	links	65.00
5077	BARON	22	40789	Monheim am Rhein	Auf dem Kamp	7	Wohnung	Wohnung	EG.	rechts	65.00
5078	BARON	23	40789	Monheim am Rhein	Auf dem Kamp	7	Wohnung	Wohnung	1. OG.	links	65.00
5079	BARON	24	40789	Monheim am Rhein	Auf dem Kamp	7	Wohnung	Wohnung	1. OG.	rechts	65.00
5080	BARON	25	40789	Monheim am Rhein	Auf dem Kamp	7	Wohnung	Wohnung	2. OG.	links	65.00
5081	BARON	26	40789	Monheim am Rhein	Auf dem Kamp	7	Wohnung	Wohnung	2. OG.	rechts	65.00
5082	BARON	27	40789	Monheim am Rhein	Auf dem Kamp	7	Wohnung	Wohnung	3. OG.	links	65.00
5083	BARON	28	40789	Monheim am Rhein	Auf dem Kamp	7	Wohnung	Wohnung	3. OG.	rechts	65.00
5131	BARON	31	40789	Monheim am Rhein	Auf dem Kamp	8	Wohnung	Wohnung	EG.	links	65.00
5132	BARON	32	40789	Monheim am Rhein	Auf dem Kamp	8	Wohnung	Wohnung	EG.	rechts	53.00
5133	BARON	33	40789	Monheim am Rhein	Auf dem Kamp	8	Wohnung	Wohnung	1. OG.	links	65.00
5134	BARON	34	40789	Monheim am Rhein	Auf dem Kamp	8	Wohnung	Wohnung	1. OG.	rechts	53.00
5135	BARON	35	40789	Monheim am Rhein	Auf dem Kamp	8	Wohnung	Wohnung	2. OG.	links	65.00
5136	BARON	36	40789	Monheim am Rhein	Auf dem Kamp	8	Wohnung	Wohnung	2. OG.	rechts	53.00
5084	BARON	29	40789	Monheim am Rhein	Auf dem Kamp	9	Wohnung	Wohnung	EG.	links	65.00
5085	BARON	30	40789	Monheim am Rhein	Auf dem Kamp	9	Wohnung	Wohnung	EG.	rechts	65.00
5086	BARON	31	40789	Monheim am Rhein	Auf dem Kamp	9	Wohnung	Wohnung	1. OG.	links	65.00
5087	BARON	32	40789	Monheim am Rhein	Auf dem Kamp	9	Wohnung	Wohnung	1. OG.	rechts	65.00
5088	BARON	33	40789	Monheim am Rhein	Auf dem Kamp	9	Wohnung	Wohnung	2. OG.	links	65.00
5089	BARON	34	40789	Monheim am Rhein	Auf dem Kamp	9	Wohnung	Wohnung	2. OG.	rechts	65.00
5090	BARON	35	40789	Monheim am Rhein	Auf dem Kamp	9	Wohnung	Wohnung	3. OG.	links	65.00
5091	BARON	36	40789	Monheim am Rhein	Auf dem Kamp	9	Wohnung	Wohnung	3. OG.	rechts	65.00
5137	BARON	37	40789	Monheim am Rhein	Auf dem Kamp	10	Wohnung	Wohnung	EG.	links	65.00
5138	BARON	38	40789	Monheim am Rhein	Auf dem Kamp	10	Wohnung	Wohnung	EG.	rechts	65.00
5139	BARON	39	40789	Monheim am Rhein	Auf dem Kamp	10	Wohnung	Wohnung	1. OG.	links	65.00
5140	BARON	40	40789	Monheim am Rhein	Auf dem Kamp	10	Wohnung	Wohnung	1. OG.	rechts	65.00
5141	BARON	41	40789	Monheim am Rhein	Auf dem Kamp	10	Wohnung	Wohnung	2. OG.	links	65.00
5142	BARON	42	40789	Monheim am Rhein	Auf dem Kamp	10	Wohnung	Wohnung	2. OG.	rechts	65.00
5092	BARON	37	40789	Monheim am Rhein	Auf dem Kamp	11	Wohnung	Wohnung	EG.	links	65.00
5093	BARON	38	40789	Monheim am Rhein	Auf dem Kamp	11	Wohnung	Wohnung	EG.	rechts	65.00
5094	BARON	39	40789	Monheim am Rhein	Auf dem Kamp	11	Wohnung	Wohnung	1. OG.	links	65.00
5095	BARON	40	40789	Monheim am Rhein	Auf dem Kamp	11	Wohnung	Wohnung	1. OG.	rechts	65.00
5096	BARON	41	40789	Monheim am Rhein	Auf dem Kamp	11	Wohnung	Wohnung	2. OG.	links	65.00
5097	BARON	42	40789	Monheim am Rhein	Auf dem Kamp	11	Wohnung	Wohnung	2. OG.	rechts	65.00
5098	BARON	43	40789	Monheim am Rhein	Auf dem Kamp	11	Wohnung	Wohnung	3. OG.	links	65.00
5099	BARON	44	40789	Monheim am Rhein	Auf dem Kamp	11	Wohnung	Wohnung	3. OG.	rechts	65.00
5143	BARON	43	40789	Monheim am Rhein	Auf dem Kamp	12	Wohnung	Wohnung	EG.	links	65.00
5144	BARON	44	40789	Monheim am Rhein	Auf dem Kamp	12	Wohnung	Wohnung	EG.	rechts	53.00
5145	BARON	45	40789	Monheim am Rhein	Auf dem Kamp	12	Wohnung	Wohnung	1. OG.	links	65.00
5146	BARON	46	40789	Monheim am Rhein	Auf dem Kamp	12	Wohnung	Wohnung	1. OG.	rechts	53.00
5147	BARON	47	40789	Monheim am Rhein	Auf dem Kamp	12	Wohnung	Wohnung	2. OG.	links	65.00
5148	BARON	48	40789	Monheim am Rhein	Auf dem Kamp	12	Wohnung	Wohnung	2. OG.	rechts	53.00
5149	BARON	49	40789	Monheim am Rhein	Auf dem Kamp	14	Wohnung	Wohnung	EG.	links	65.00
5150	BARON	50	40789	Monheim am Rhein	Auf dem Kamp	14	Wohnung	Wohnung	EG.	rechts	65.00
5151	BARON	51	40789	Monheim am Rhein	Auf dem Kamp	14	Wohnung	Wohnung	1. OG.	links	65.00
5153	BARON	52	40789	Monheim am Rhein	Auf dem Kamp	14	Wohnung	Wohnung	1. OG.	rechts	65.00
5155	BARON	53	40789	Monheim am Rhein	Auf dem Kamp	14	Wohnung	Wohnung	2. OG.	links	65.00
5157	BARON	54	40789	Monheim am Rhein	Auf dem Kamp	14	Wohnung	Wohnung	2. OG.	rechts	65.00
5216	BARON	45	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5220	BARON	46	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5221	BARON	47	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5222	BARON	48	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5223	BARON	49	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5225	BARON	50	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5226	BARON	51	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5228	BARON	52	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5229	BARON	55	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5230	BARON	56	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage

5232	BARON	57	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5233	BARON	58	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5234	BARON	59	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5236	BARON	60	40789	Monheim am Rhein	Auf dem Kamp	1—14	Garage	Garage
5162	BARON	01	40789	Monheim am Rhein	Lottenstraße	36	Wohnung	Wohnung	EG.	links		65.00
5188	BARON	02	40789	Monheim am Rhein	Lottenstraße	36	Wohnung	Wohnung	EG.	rechts		65.00
5194	BARON	03	40789	Monheim am Rhein	Lottenstraße	36	Wohnung	Wohnung	1. OG.	links		65.00
5195	BARON	04	40789	Monheim am Rhein	Lottenstraße	36	Wohnung	Wohnung	1. OG.	rechts		65.00
5196	BARON	05	40789	Monheim am Rhein	Lottenstraße	36	Wohnung	Wohnung	2. OG.	links		65.00
5198	BARON	06	40789	Monheim am Rhein	Lottenstraße	36	Wohnung	Wohnung	2. OG.	rechts		65.00
5201	BARON	07	40789	Monheim am Rhein	Lottenstraße	38	Wohnung	Wohnung	EG.	links		65.00
5203	BARON	08	40789	Monheim am Rhein	Lottenstraße	38	Wohnung	Wohnung	EG.	rechts		53.00
5206	BARON	09	40789	Monheim am Rhein	Lottenstraße	38	Wohnung	Wohnung	1. OG.	links		65.00
5207	BARON	10	40789	Monheim am Rhein	Lottenstraße	38	Wohnung	Wohnung	1. OG.	rechts		53.00
5211	BARON	11	40789	Monheim am Rhein	Lottenstraße	38	Wohnung	Wohnung	2. OG.	links		65.00
5213	BARON	12	40789	Monheim am Rhein	Lottenstraße	38	Wohnung	Wohnung	2. OG.	rechts		53.00
4817	BARON	01	40789	Monheim am Rhein	Mittelstraße	22	Wohnung	Wohnung	EG.	links		73.12
4809	BARON	02	40789	Monheim am Rhein	Mittelstraße	22	Wohnung	Wohnung	EG.	rechts		54.07
4824	BARON	03	40789	Monheim am Rhein	Mittelstraße	22	Wohnung	Wohnung	1. OG.	links		73.12
4836	BARON	04	40789	Monheim am Rhein	Mittelstraße	22	Wohnung	Wohnung	1. OG.	rechts		54.07
4843	BARON	05	40789	Monheim am Rhein	Mittelstraße	22	Wohnung	Wohnung	2. OG.	links		74.28
4846	BARON	06	40789	Monheim am Rhein	Mittelstraße	22	Wohnung	Wohnung	2. OG.	rechts		54.38
4850	BARON	07	40789	Monheim am Rhein	Mittelstraße	22	Wohnung	Wohnung	3. OG.	links		74.28
4853	BARON	08	40789	Monheim am Rhein	Mittelstraße	22	Wohnung	Wohnung	3. OG.	rechts		54.38
4863	BARON	09	40789	Monheim am Rhein	Mittelstraße	24	Wohnung	Wohnung	EG.	links		69.32
4866	BARON	10	40789	Monheim am Rhein	Mittelstraße	24	Wohnung	Wohnung	EG.	rechts		69.13
4873	BARON	11	40789	Monheim am Rhein	Mittelstraße	24	Wohnung	Wohnung	1. OG.	links		69.32
4879	BARON	12	40789	Monheim am Rhein	Mittelstraße	24	Wohnung	Wohnung	1. OG.	rechts		69.13
4882	BARON	13	40789	Monheim am Rhein	Mittelstraße	24	Wohnung	Wohnung	2. OG.	links		70.60
4884	BARON	14	40789	Monheim am Rhein	Mittelstraße	24	Wohnung	Wohnung	2. OG.	rechts		70.41
4887	BARON	15	40789	Monheim am Rhein	Mittelstraße	24	Wohnung	Wohnung	3. OG.	links		70.60
4890	BARON	16	40789	Monheim am Rhein	Mittelstraße	24	Wohnung	Wohnung	3. OG.	rechts		70.41
4895	BARON	17	40789	Monheim am Rhein	Mittelstraße	26	Wohnung	Wohnung	EG.	links		69.60
4898	BARON	18	40789	Monheim am Rhein	Mittelstraße	26	Wohnung	Wohnung	EG.	rechts		55.75
4915	BARON	19	40789	Monheim am Rhein	Mittelstraße	26	Wohnung	Wohnung	1. OG.	links		69.60
4927	BARON	20	40789	Monheim am Rhein	Mittelstraße	26	Wohnung	Wohnung	1. OG.	rechts		55.75
4932	BARON	21	40789	Monheim am Rhein	Mittelstraße	26	Wohnung	Wohnung	2. OG.	links		70.21
4934	BARON	22	40789	Monheim am Rhein	Mittelstraße	26	Wohnung	Wohnung	2. OG.	rechts		56.33
4937	BARON	23	40789	Monheim am Rhein	Mittelstraße	26	Wohnung	Wohnung	3. OG.	links		70.21
4950	BARON	24	40789	Monheim am Rhein	Mittelstraße	26	Wohnung	Wohnung	3. OG.	rechts		56.33
4952	BARON	25	40789	Monheim am Rhein	Mittelstraße	28	Wohnung	Wohnung	EG.	links		85.14
4956	BARON	26	40789	Monheim am Rhein	Mittelstraße	28	Wohnung	Wohnung	EG.	rechts		69.20
4957	BARON	27	40789	Monheim am Rhein	Mittelstraße	28	Wohnung	Wohnung	1. OG.	links		85.79
4959	BARON	28	40789	Monheim am Rhein	Mittelstraße	28	Wohnung	Wohnung	1. OG.	rechts		70.53
4961	BARON	29	40789	Monheim am Rhein	Mittelstraße	28	Wohnung	Wohnung	2. OG.	links		85.79
4963	BARON	30	40789	Monheim am Rhein	Mittelstraße	28	Wohnung	Wohnung	2. OG.	rechts		70.53
4966	BARON	31	40789	Monheim am Rhein	Mittelstraße	22—28	Garage	Garage
4967	BARON	32	40789	Monheim am Rhein	Mittelstraße	22—28	Garage	Garage
4970	BARON	33	40789	Monheim am Rhein	Mittelstraße	22—28	Garage	Garage
4971	BARON	34	40789	Monheim am Rhein	Mittelstraße	22—28	Garage	Garage
4973	BARON	35	40789	Monheim am Rhein	Mittelstraße	22—28	Garage	Garage
6937	BARON	001	45470	Mülheim an der Ruhr	Buggenbeck	10	Wohnung	Wohnung	EG.	links		50.19
6936	BARON	002	45470	Mülheim an der Ruhr	Buggenbeck	10	Wohnung	Wohnung	EG.	rechts		50.19
7524	BARON	003	45470	Mülheim an der Ruhr	Buggenbeck	10	Wohnung	Wohnung	1. OG.	links		55.96
6938	BARON	004	45470	Mülheim an der Ruhr	Buggenbeck	10	Wohnung	Wohnung	1. OG.	rechts		55.96
6939	BARON	005	45470	Mülheim an der Ruhr	Buggenbeck	10	Wohnung	Wohnung	2. OG.	links		57.03
6940	BARON	006	45470	Mülheim an der Ruhr	Buggenbeck	10	Wohnung	Wohnung	2. OG.	rechts		57.03
6941	BARON	007	45470	Mülheim an der Ruhr	Buggenbeck	10	Wohnung	Wohnung	DG.	rechts		67.00
9142	BARON	008	45470	Mülheim an der Ruhr	Buggenbeck	10	Wohnung	Wohnung	EG.	links		60.25
6976	BARON	009	45470	Mülheim an der Ruhr	Buggenbeck	12	Wohnung	Wohnung	EG.	rechts		60.20
6979	BARON	010	45470	Mülheim an der Ruhr	Buggenbeck	12	Wohnung	Wohnung	1. OG.	links		63.55
6981	BARON	011	45470	Mülheim an der Ruhr	Buggenbeck	12	Wohnung	Wohnung	1. OG.	rechts		63.55
6982	BARON	012	45470	Mülheim an der Ruhr	Buggenbeck	12	Wohnung	Wohnung	2. OG.	links		64.62
6984	BARON	013	45470	Mülheim an der Ruhr	Buggenbeck	12	Wohnung	Wohnung	2. OG.	rechts		64.62
7525	BARON	014	45470	Mülheim an der Ruhr	Buggenbeck	14	Wohnung	Wohnung	EG.	links		60.20
6986	BARON	015	45470	Mülheim an der Ruhr	Buggenbeck	14	Wohnung	Wohnung	EG.	rechts		60.20
6987	BARON	016	45470	Mülheim an der Ruhr	Buggenbeck	14	Wohnung	Wohnung	1. OG.	links		63.55
7526	BARON	017	45470	Mülheim an der Ruhr	Buggenbeck	14	Wohnung	Wohnung	1. OG.	rechts		63.55
7527	BARON	018	45470	Mülheim an der Ruhr	Buggenbeck	14	Wohnung	Wohnung	2. OG.	links		64.62
6988	BARON	019	45470	Mülheim an der Ruhr	Buggenbeck	14	Wohnung	Wohnung	2. OG.	rechts		64.62
6990	BARON	020	45470	Mülheim an der Ruhr	Buggenbeck	16	Wohnung	Wohnung	EG.	links		50.19
6991	BARON	021	45470	Mülheim an der Ruhr	Buggenbeck	16	Wohnung	Wohnung	EG.	rechts		50.19
6992	BARON	022	45470	Mülheim an der Ruhr	Buggenbeck	16	Wohnung	Wohnung	1. OG.	links		55.96
6994	BARON	023	45470	Mülheim an der Ruhr	Buggenbeck	16	Wohnung	Wohnung	1. OG.	rechts		55.96
6995	BARON	024	45470	Mülheim an der Ruhr	Buggenbeck	16	Wohnung	Wohnung	2. OG.	links		57.03
6997	BARON	025	45470	Mülheim an der Ruhr	Buggenbeck	16	Wohnung	Wohnung	2. OG.	rechts		57.03
6999	BARON	026	45470	Mülheim an der Ruhr	Buggenbeck	16	Wohnung	Wohnung	DG.	links		78.40
7002	BARON	001	45468	Mülheim an der Ruhr	Dohne	15	Wohnung	Wohnung	EG.			84.04
7003	BARON	002	45468	Mülheim an der Ruhr	Dohne	15	Wohnung	Wohnung	1. OG.	links		60.30
7531	BARON	003	45468	Mülheim an der Ruhr	Dohne	15	Wohnung	Wohnung	1. OG.	rechts		22.90
7007	BARON	004	45468	Mülheim an der Ruhr	Dohne	15	Wohnung	Wohnung	DG.			55.00
7009	BARON	001	45468	Mülheim an der Ruhr	Dohne	15 A	Wohnung	Wohnung	EG.	links		60.20
7008	BARON	002	45468	Mülheim an der Ruhr	Dohne	15 A	Wohnung	Wohnung	EG.	rechts		81.00
7013	BARON	003	45468	Mülheim an der Ruhr	Dohne	15 A	Wohnung	Wohnung	1. OG.	links		60.20
7011	BARON	004	45468	Mülheim an der Ruhr	Dohne	15 A	Wohnung	Wohnung	1. OG.	rechts		81.00
7019	BARON	005	45468	Mülheim an der Ruhr	Dohne	15 A	Wohnung	Wohnung	2. OG.	links		60.20
7015	BARON	006	45468	Mülheim an der Ruhr	Dohne	15 A	Wohnung	Wohnung	2. OG.	rechts		81.00
7532	BARON		45468	Mülheim an der Ruhr	Dohne	15 A	Wohnung	Mansarde				6.80
7533	BARON		45468	Mülheim an der Ruhr	Dohne	15 A	Wohnung	Mansarde				6.10
1554	BARON		45468	Mülheim an der Ruhr	Dohne	15 A	Sonstiges	Sonstiges
7021	BARON	007	45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Wohnung	EG.	links		38.10
7020	BARON	008	45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Wohnung	EG.	rechts		97.60
7023	BARON	009	45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Wohnung	1. OG.	links		38.10
7022	BARON	010	45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Wohnung	1. OG.	rechts		97.60
7025	BARON	011	45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Wohnung	2. OG.	links		38.10
7024	BARON	012	45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Wohnung	2. OG.	rechts		98.00
9096	BARON	013	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9097	BARON	014	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9098	BARON	015	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9099	BARON	016	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9100	BARON	017	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9101	BARON	018	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9102	BARON	019	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9103	BARON	020	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9104	BARON	021	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
9105	BARON	022	45468	Mülheim an der Ruhr	Dohne	15 B	Garage	Garage
7535	BARON		45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Mansarde				6.80
7536	BARON		45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Mansarde				4.90
7537	BARON		45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Mansarde				10.70
7538	BARON		45468	Mülheim an der Ruhr	Dohne	15 B	Wohnung	Mansarde				6.10
6710	BARON	001	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	EG.	links		80.29
6727	BARON	002	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	EG.	rechts		78.45
6730	BARON	003	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	1. OG.	links		63.60
6734	BARON	004	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	1. OG.	mitte		38.45
6740	BARON	005	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	1. OG.	rechts		63.60
6748	BARON	006	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	2. OG.	links		63.60
7217	BARON	007	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	2. OG.	mitte		38.45
6753	BARON	008	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	2. OG.	rechts		63.60
6757	BARON	009	45479	Mülheim an der Ruhr	Duisburger Straße	65	Wohnung	Wohnung	DG.		54.00
6822	BARON	001	45479	Mülheim an der Ruhr	Duisburger Straße	67	Gewerbe	Laden	EG.	links			39.60
6824	BARON	002	45479	Mülheim an der Ruhr	Duisburger Straße	67	Wohnung	Wohnung	EG.	mitte		56.00
6827	BARON	003	45479	Mülheim an der Ruhr	Duisburger Straße	67	Wohnung	Wohnung	1. OG.	links		56.40
6829	BARON	004	45479	Mülheim an der Ruhr	Duisburger Straße	67	Wohnung	Wohnung	1. OG.	rechts		41.25
6831	BARON	005	45479	Mülheim an der Ruhr	Duisburger Straße	67	Wohnung	Wohnung	2. OG.	links		56.40
6833	BARON	006	45479	Mülheim an der Ruhr	Duisburger Straße	67	Wohnung	Wohnung	2. OG.	rechts		41.25
6839	BARON		45479	Mülheim an der Ruhr	Duisburger Straße	67	Wohnung	Wohnung	DG.	k.a.
7520	BARON	010	45479	Mülheim an der Ruhr	Frankenallee	1	Wohnung	Wohnung	EG.	links		52.50
6759	BARON	011	45479	Mülheim an der Ruhr	Frankenallee	1	Wohnung	Wohnung	EG.	rechts		52.50

Refinancing Portfolio (May 31, 2007)

6760	BARON	012	45479	Mülheim an der Ruhr	Frankenallee	1	Wohnung	Wohnung	1. OG.	links	57.00
6761	BARON	013	45479	Mülheim an der Ruhr	Frankenallee	1	Wohnung	Wohnung	1. OG.	rechts	57.00
6763	BARON	014	45479	Mülheim an der Ruhr	Frankenallee	1	Wohnung	Wohnung	2. OG.	links	57.00
6762	BARON	015	45479	Mülheim an der Ruhr	Frankenallee	1	Wohnung	Wohnung	2. OG.	rechts	57.00
7521	BARON	016	45479	Mülheim an der Ruhr	Frankenallee	1	Wohnung	Wohnung	DG.		48.50
6843	BARON	007	45479	Mülheim an der Ruhr	Frankenallee	2	Wohnung	Wohnung	EG.	links	52.50
6845	BARON	008	45479	Mülheim an der Ruhr	Frankenallee	2	Wohnung	Wohnung	EG.	rechts	52.50
6848	BARON	009	45479	Mülheim an der Ruhr	Frankenallee	2	Wohnung	Wohnung	1. OG.	links	57.00
6850	BARON	010	45479	Mülheim an der Ruhr	Frankenallee	2	Wohnung	Wohnung	1. OG.	rechts	57.00
6852	BARON	011	45479	Mülheim an der Ruhr	Frankenallee	2	Wohnung	Wohnung	2. OG.	links	57.00
6854	BARON	012	45479	Mülheim an der Ruhr	Frankenallee	2	Wohnung	Wohnung	2. OG.	rechts	57.00
7523	BARON	013	45479	Mülheim an der Ruhr	Frankenallee	2	Wohnung	Wohnung	DG.		48.50
6765	BARON	017	45479	Mülheim an der Ruhr	Frankenallee	3	Wohnung	Wohnung	EG.	links	52.50
6768	BARON	018	45479	Mülheim an der Ruhr	Frankenallee	3	Wohnung	Wohnung	EG.	rechts	52.50
6770	BARON	019	45479	Mülheim an der Ruhr	Frankenallee	3	Wohnung	Wohnung	1. OG.	links	57.00
6772	BARON	020	45479	Mülheim an der Ruhr	Frankenallee	3	Wohnung	Wohnung	1. OG.	rechts	57.00
6774	BARON	021	45479	Mülheim an der Ruhr	Frankenallee	3	Wohnung	Wohnung	2. OG.	links	57.00
6776	BARON	022	45479	Mülheim an der Ruhr	Frankenallee	3	Wohnung	Wohnung	2. OG.	rechts	57.00
6777	BARON	023	45479	Mülheim an der Ruhr	Frankenallee	3	Wohnung	Wohnung	DG.		48.50
6857	BARON	014	45479	Mülheim an der Ruhr	Frankenallee	4	Wohnung	Wohnung	EG.	links	52.50
6860	BARON	015	45479	Mülheim an der Ruhr	Frankenallee	4	Wohnung	Wohnung	EG.	rechts	52.50
6861	BARON	016	45479	Mülheim an der Ruhr	Frankenallee	4	Wohnung	Wohnung	1. OG.	links	57.00
6862	BARON	017	45479	Mülheim an der Ruhr	Frankenallee	4	Wohnung	Wohnung	1. OG.	rechts	57.00
6863	BARON	018	45479	Mülheim an der Ruhr	Frankenallee	4	Wohnung	Wohnung	2. OG.	links	57.00
6864	BARON	019	45479	Mülheim an der Ruhr	Frankenallee	4	Wohnung	Wohnung	2. OG.	rechts	57.00
6865	BARON	020	45479	Mülheim an der Ruhr	Frankenallee	4	Wohnung	Wohnung	DG.		48.50
6780	BARON	024	45479	Mülheim an der Ruhr	Frankenallee	5	Wohnung	Wohnung	EG.	links	52.50
6782	BARON	025	45479	Mülheim an der Ruhr	Frankenallee	5	Wohnung	Wohnung	EG.	rechts	52.50
6785	BARON	026	45479	Mülheim an der Ruhr	Frankenallee	5	Wohnung	Wohnung	1. OG.	links	57.00
6787	BARON	027	45479	Mülheim an der Ruhr	Frankenallee	5	Wohnung	Wohnung	1. OG.	rechts	57.00
6790	BARON	028	45479	Mülheim an der Ruhr	Frankenallee	5	Wohnung	Wohnung	2. OG.	links	57.00
6792	BARON	029	45479	Mülheim an der Ruhr	Frankenallee	5	Wohnung	Wohnung	2. OG.	rechts	57.00
6793	BARON	030	45479	Mülheim an der Ruhr	Frankenallee	5	Wohnung	Wohnung	DG.		48.50
6866	BARON	021	45479	Mülheim an der Ruhr	Frankenallee	6	Wohnung	Wohnung	EG.	links	52.50
6867	BARON	022	45479	Mülheim an der Ruhr	Frankenallee	6	Wohnung	Wohnung	EG.	rechts	52.50
6868	BARON	023	45479	Mülheim an der Ruhr	Frankenallee	6	Wohnung	Wohnung	1. OG.	links	57.00
6869	BARON	024	45479	Mülheim an der Ruhr	Frankenallee	6	Wohnung	Wohnung	1. OG.	rechts	57.00
6870	BARON	025	45479	Mülheim an der Ruhr	Frankenallee	6	Wohnung	Wohnung	2. OG.	links	57.00
6871	BARON	026	45479	Mülheim an der Ruhr	Frankenallee	6	Wohnung	Wohnung	2. OG.	rechts	57.00
6872	BARON	027	45479	Mülheim an der Ruhr	Frankenallee	6	Wohnung	Wohnung	DG.		48.50
6796	BARON	031	45479	Mülheim an der Ruhr	Frankenallee	7	Wohnung	Wohnung	EG.	links	52.50
6798	BARON	032	45479	Mülheim an der Ruhr	Frankenallee	7	Wohnung	Wohnung	EG.	rechts	52.50
6800	BARON	033	45479	Mülheim an der Ruhr	Frankenallee	7	Wohnung	Wohnung	1. OG.	links	57.00
6801	BARON	034	45479	Mülheim an der Ruhr	Frankenallee	7	Wohnung	Wohnung	1. OG.	rechts	57.00
6803	BARON	035	45479	Mülheim an der Ruhr	Frankenallee	7	Wohnung	Wohnung	2. OG.	links	57.00
6804	BARON	036	45479	Mülheim an der Ruhr	Frankenallee	7	Wohnung	Wohnung	2. OG.	rechts	57.00
6806	BARON	037	45479	Mülheim an der Ruhr	Frankenallee	7	Wohnung	Wohnung	DG.		48.50
6873	BARON	028	45479	Mülheim an der Ruhr	Frankenallee	8	Wohnung	Wohnung	EG.	links	52.50
6874	BARON	029	45479	Mülheim an der Ruhr	Frankenallee	8	Wohnung	Wohnung	EG.	rechts	52.50
6875	BARON	030	45479	Mülheim an der Ruhr	Frankenallee	8	Wohnung	Wohnung	1. OG.	links	57.00
6876	BARON	031	45479	Mülheim an der Ruhr	Frankenallee	8	Wohnung	Wohnung	1. OG.	rechts	57.00
6877	BARON	032	45479	Mülheim an der Ruhr	Frankenallee	8	Wohnung	Wohnung	2. OG.	links	57.00
6878	BARON	033	45479	Mülheim an der Ruhr	Frankenallee	8	Wohnung	Wohnung	2. OG.	rechts	57.00
6879	BARON	034	45479	Mülheim an der Ruhr	Frankenallee	8	Wohnung	Wohnung	DG.		48.50
6887	BARON	001	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	EG.	links	51.66
6888	BARON	002	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	EG.	links mitte	74.14
6889	BARON	003	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	EG.	rechts mitt	29.97
6890	BARON	004	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	EG.	rechts	105.20
6891	BARON	005	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	1. OG.	links	79.44
6892	BARON	006	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	1. OG.	links mitte	74.67
6893	BARON	007	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	1. OG.	rechts mitt	30.40
6894	BARON	008	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	1. OG.	rechts	105.10
6895	BARON	009	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	2. OG.	links	79.44
6896	BARON	010	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	2. OG.	links mitte	74.67
6897	BARON	011	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	2. OG.	rechts mitt	30.40
7528	BARON	012	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	2. OG.	rechts	105.10
6898	BARON	013	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	3. OG.	links	79.44
6899	BARON	014	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	3. OG.	links hinten	74.90
6900	BARON	015	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	3. OG.	rechts mitt	30.40
6901	BARON	016	45479	Mülheim an der Ruhr	Frankenallee	11/13	Wohnung	Wohnung	3. OG.	rechts	105.10
6902	BARON	001	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	EG.	links	102.18
6903	BARON	002	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	EG.	links mitte	32.31
6904	BARON	003	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	EG.	rechts mitt	92.08
7529	BARON	004	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	EG.	rechts	62.53
6905	BARON	005	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	1. OG.	links	103.14
6906	BARON	006	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	1. OG.	links mitte	32.83
6908	BARON	007	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	1. OG.	rechts mitt	96.69
6907	BARON	008	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	1. OG.	rechts	83.93
6909	BARON	009	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	2. OG.	links	103.14
6910	BARON	010	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	2. OG.	links mitte	32.83
6912	BARON	011	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	2. OG.	rechts mitt	96.69
6911	BARON	012	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	2. OG.	rechts	83.93
6913	BARON	013	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	3. OG.	links	103.14
6914	BARON	014	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	3. OG.	links mitte	32.83
6916	BARON	015	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	3. OG.	rechts mitt	96.69
6915	BARON	016	45479	Mülheim an der Ruhr	Frankenallee	12/14	Wohnung	Wohnung	3. OG.	rechts	83.93
7530	BARON		45479	Mülheim an der Ruhr	Frankenallee	12/14	sonstiges	Keller
3650	BARON	001	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	EG.	links	92.71
3642	BARON	002	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	EG.	rechts	92.71
3651	BARON	003	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	1. OG.	links	92.71
3643	BARON	004	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	1. OG.	rechts	92.71
3652	BARON	005	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	2. OG.	links	92.71
3644	BARON	006	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	2. OG.	rechts	92.71
3653	BARON	007	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	3. OG.	links	92.71
3654	BARON	009	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	4. OG.	links	92.71
3646	BARON	010	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	4. OG.	rechts	92.71
3655	BARON	011	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	5. OG.	links	92.71
3647	BARON	012	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	5. OG.	rechts	92.71
3656	BARON	013	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	6. OG.	links	92.71
3648	BARON	014	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	6. OG.	rechts	92.71
3657	BARON	015	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	7. OG.	links	92.71
3649	BARON	016	45472	Mülheim an der Ruhr	Gneisenaustraße	93	Wohnung	Wohnung	7. OG.	rechts	92.71
3666	BARON	017	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	EG.	links	110.00
3667	BARON	019	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	1. OG.	links	110.00
3659	BARON	020	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	1. OG.	rechts	77.00
3668	BARON	021	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	2. OG.	links	110.00
3660	BARON	022	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	2. OG.	rechts	77.00
3669	BARON	023	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	3. OG.	links	110.00
3661	BARON	024	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	3. OG.	rechts	77.00
3670	BARON	025	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	4. OG.	links	110.00
3662	BARON	026	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	4. OG.	rechts	77.00
3671	BARON	027	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	5. OG.	links	110.00
3663	BARON	028	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	5. OG.	rechts	77.00
3672	BARON	029	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	6. OG.	links	110.00
3664	BARON	030	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	6. OG.	rechts	77.00
3673	BARON	031	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	7. OG.	links	110.00	verkauft
3665	BARON	032	45472	Mülheim an der Ruhr	Gneisenaustraße	95	Wohnung	Wohnung	7. OG.	rechts	77.00	verkauft
3683	BARON	033	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	EG.	links	110.00
3674	BARON	034	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	EG.	rechts	77.00
3684	BARON	035	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	1. OG.	links	110.00
3675	BARON	036	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	1. OG.	rechts	77.00
3685	BARON	037	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	2. OG.	links	110.00
3677	BARON	038	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	2. OG.	rechts	77.00
3686	BARON	039	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	3. OG.	links	110.00
3678	BARON	040	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	3. OG.	rechts	77.00
3687	BARON	041	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	4. OG.	links	110.00
3679	BARON	042	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	4. OG.	rechts	77.00
3688	BARON	043	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	5. OG.	links	110.00

3680	BARON	044	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	5. OG.	rechts	77.00
3689	BARON	045	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	6. OG.	links	110.00
3681	BARON	046	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	6. OG.	rechts	77.00
3690	BARON	047	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	7. OG.	links	110.00
3682	BARON	048	45472	Mülheim an der Ruhr	Gneisenaustraße	97	Wohnung	Wohnung	7. OG.	rechts	77.00
3699	BARON	049	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	EG.	links	93.00
3691	BARON	050	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	EG.	rechts	93.00
3724	BARON	051	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	1. OG.	links	93.00
3692	BARON	052	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	1. OG.	rechts	93.00
3726	BARON	053	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	2. OG.	links	93.00
3693	BARON	054	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	2. OG.	rechts	93.00
3729	BARON	055	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	3. OG.	links	93.00
3694	BARON	056	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	3. OG.	rechts	93.00
3731	BARON	057	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	4. OG.	links	93.00
3695	BARON	058	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	4. OG.	rechts	93.00
3733	BARON	059	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	5. OG.	links	93.00
3734	BARON	061	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	6. OG.	links	93.00
3697	BARON	062	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	6. OG.	rechts	93.00
3737	BARON	063	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	7. OG.	links	93.00
3698	BARON	064	45472	Mülheim an der Ruhr	Gneisenaustraße	99	Wohnung	Wohnung	7. OG.	rechts	93.00
3752	BARON	065	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	EG.	links	110.00
3741	BARON	066	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	EG.	rechts	77.00
3760	BARON	067	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	1. OG.	links	110.00
3743	BARON	068	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	1. OG.	rechts	77.00
3762	BARON	069	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	2. OG.	links	110.00
3745	BARON	070	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	2. OG.	rechts	77.00
3747	BARON	072	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	3. OG.	rechts	77.00
3766	BARON	073	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	4. OG.	links	110.00
3748	BARON	074	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	4. OG.	rechts	77.00
3769	BARON	075	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	5. OG.	links	110.00
3749	BARON	076	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	5. OG.	rechts	77.00
3771	BARON	077	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	6. OG.	links	110.00
3773	BARON	079	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	7. OG.	links	110.00
3751	BARON	080	45472	Mülheim an der Ruhr	Gneisenaustraße	101	Wohnung	Wohnung	7. OG.	rechts	77.00
3813	BARON	081	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	EG.	links	93.00
3775	BARON	082	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	EG.	rechts	93.00
3816	BARON	083	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	1. OG.	links	93.00
3776	BARON	084	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	1. OG.	rechts	93.00
3818	BARON	085	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	2. OG.	links	93.00
3778	BARON	086	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	2. OG.	rechts	93.00
3863	BARON	087	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	3. OG.	links	93.00
3801	BARON	088	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	3. OG.	rechts	93.00
3869	BARON	089	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	4. OG.	links	93.00
3803	BARON	090	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	4. OG.	rechts	93.00
3872	BARON	091	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	5. OG.	links	93.00
3805	BARON	092	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	5. OG.	rechts	93.00
3873	BARON	093	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	6. OG.	links	93.00
3809	BARON	094	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	6. OG.	rechts	93.00
3874	BARON	095	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	7. OG.	links	93.00
3811	BARON	096	45472	Mülheim an der Ruhr	Gneisenaustraße	103	Wohnung	Wohnung	7. OG.	rechts	93.00
3876	BARON	097	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3989	BARON	098	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3889	BARON	099	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3904	BARON	102	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3906	BARON	103	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3916	BARON	104	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3917	BARON	105	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3918	BARON	106	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3920	BARON	108	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3921	BARON	109	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3922	BARON	110	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3923	BARON	111	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3924	BARON	112	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3926	BARON	113	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3927	BARON	114	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3928	BARON	115	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3929	BARON	116	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3930	BARON	117	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3931	BARON	118	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3947	BARON	119	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3948	BARON	120	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3949	BARON	121	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3951	BARON	122	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3953	BARON	123	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3954	BARON	124	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3955	BARON	125	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3957	BARON	126	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3958	BARON	127	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3960	BARON	128	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3961	BARON	129	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3963	BARON	130	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3964	BARON	131	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3965	BARON	132	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3967	BARON	133	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3968	BARON	134	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3970	BARON	135	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3971	BARON	136	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3973	BARON	137	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3974	BARON	138	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3975	BARON	139	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3977	BARON	140	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3982	BARON	143	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3983	BARON	144	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3984	BARON	145	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3985	BARON	146	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3986	BARON	147	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
3987	BARON	148	45472	Mülheim an der Ruhr	Gneisenaustraße		Garage	Garage
6808	BARON	038	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	EG.	links	86.45
6810	BARON	039	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	EG.	rechts	86.45
6811	BARON	040	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	1. OG.	links	62.85
6812	BARON	041	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	1. OG.	mitte	56.45
7522	BARON	042	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	1. OG.	rechts	62.85
6814	BARON	043	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	2. OG.	links	62.85
6818	BARON	044	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	2. OG.	mitte	56.45
6816	BARON	045	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	2. OG.	rechts	62.85
6820	BARON	046	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Wohnung	Wohnung	DG.		57.00
9129	BARON	047	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9130	BARON	048	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9131	BARON	049	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9132	BARON	050	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9133	BARON	051	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9133	BARON	051	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9133	BARON	051	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9133	BARON	051	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9134	BARON	052	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9135	BARON	053	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9136	BARON	054	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9137	BARON	055	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9138	BARON	056	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9139	BARON	057	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9140	BARON	058	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
9141	BARON	059	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Garage	Garage
301	BARON	060	45479	Mülheim an der Ruhr	Kurfürstenstraße	32	Stellplatz	Stellplatz
6880	BARON	035	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Wohnung	Wohnung	EG.	links	71.55
6881	BARON	036	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Wohnung	Wohnung	EG.	rechts	72.35
6882	BARON	037	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Wohnung	Wohnung	1. OG.	links	74.10
6883	BARON	038	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Wohnung	Wohnung	1. OG.	rechts	74.75
6884	BARON	039	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Wohnung	Wohnung	2. OG.	links	74.10

6885	BARON	040	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Wohnung	Wohnung	2. OG.	rechts	74.75
6886	BARON	041	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Wohnung	Wohnung	DG.		54.00
9119	BARON	042	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9120	BARON	043	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9121	BARON	044	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9122	BARON	045	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9123	BARON	046	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9124	BARON	047	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9125	BARON	048	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9126	BARON	049	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9127	BARON	050	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
9128	BARON	051	45479	Mülheim an der Ruhr	Kurfürstenstraße	34	Garage	Garage
6917	BARON	001	45478	Mülheim an der Ruhr	Veilchenweg	10	Wohnung	Wohnung	EG.		91.70
6918	BARON	002	45478	Mülheim an der Ruhr	Veilchenweg	10	Wohnung	Wohnung	1. OG.		92.22
6919	BARON	003	45478	Mülheim an der Ruhr	Veilchenweg	10	Wohnung	Wohnung	2. OG.		92.70
7539	BARON	004	45478	Mülheim an der Ruhr	Veilchenweg	10	Wohnung	Wohnung	3. OG.		92.70
9106	BARON	005	45478	Mülheim an der Ruhr	Wissollstraße	75	Wohnung	Wohnung	EG.	links	96.38
6921	BARON	006	45478	Mülheim an der Ruhr	Wissollstraße	75	Wohnung	Wohnung	EG.	rechts	96.53
6922	BARON	007	45478	Mülheim an der Ruhr	Wissollstraße	75	Wohnung	Wohnung	1. OG.	links	96.65
6923	BARON	008	45478	Mülheim an der Ruhr	Wissollstraße	75	Wohnung	Wohnung	1. OG.	rechts	96.80
6924	BARON	009	45478	Mülheim an der Ruhr	Wissollstraße	75	Wohnung	Wohnung	2. OG.	links	96.89
6925	BARON	010	45478	Mülheim an der Ruhr	Wissollstraße	75	Wohnung	Wohnung	2. OG.	rechts	96.89
6926	BARON	011	45478	Mülheim an der Ruhr	Wissollstraße	75	Wohnung	Wohnung	3. OG.	links	97.04
6927	BARON	012	45478	Mülheim an der Ruhr	Wissollstraße	75	Wohnung	Wohnung	3. OG.	rechts	97.04
6928	BARON	013	45478	Mülheim an der Ruhr	Wissollstraße	77	Wohnung	Wohnung	EG.	links	93.76
6929	BARON	014	45478	Mülheim an der Ruhr	Wissollstraße	77	Wohnung	Wohnung	EG.	rechts	97.81
6930	BARON	015	45478	Mülheim an der Ruhr	Wissollstraße	77	Wohnung	Wohnung	1. OG.	links	94.02
6931	BARON	016	45478	Mülheim an der Ruhr	Wissollstraße	77	Wohnung	Wohnung	1. OG.	rechts	97.81
6932	BARON	017	45478	Mülheim an der Ruhr	Wissollstraße	77	Wohnung	Wohnung	2. OG.	links	94.27
6933	BARON	018	45478	Mülheim an der Ruhr	Wissollstraße	77	Wohnung	Wohnung	2. OG.	rechts	97.81
6934	BARON	019	45478	Mülheim an der Ruhr	Wissollstraße	77	Wohnung	Wohnung	3. OG.	links	94.27
6935	BARON	020	45478	Mülheim an der Ruhr	Wissollstraße	77	Wohnung	Wohnung	3. OG.	rechts	97.81
9108	BARON	022	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9109	BARON	023	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9110	BARON	024	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9111	BARON	025	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9112	BARON	026	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9113	BARON	027	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9114	BARON	028	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9115	BARON	029	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9116	BARON	030	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9117	BARON	031	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
9118	BARON	032	45478	Mülheim an der Ruhr	Wissollstraße	77	Garage	Garage
2003	BARON	001	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	EG.	links außen	52.69
2009	BARON	002	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	EG.	links mitte	51.98
2118	BARON	003	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	EG.	links innen	57.95
2877	BARON	004	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	EG.	rechts inne	51.25
2129	BARON	005	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	EG.	rechts mitte	51.98
2136	BARON	006	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	EG.	rechts auße	67.55
2145	BARON	007	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	1. OG.	links außen	52.69
2146	BARON	008	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	1. OG.	links mitte	51.98
2147	BARON	009	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	1. OG.	links innen	57.95
2148	BARON	010	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	1. OG.	rechts inne	51.25
2149	BARON	011	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	1. OG.	rechts mitte	51.98
2150	BARON	012	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	1. OG.	rechts auße	67.55
2151	BARON	013	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	2. OG.	links außen	52.69
2152	BARON	014	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	2. OG.	links mitte	51.98
2153	BARON	015	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	2. OG.	links innen	57.95
2154	BARON	016	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	2. OG.	rechts inne	51.25
2155	BARON	017	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	2. OG.	rechts mitte	51.98
2156	BARON	018	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	2. OG.	rechts auße	67.55
2157	BARON	019	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	3. OG.	links außen	52.69
2158	BARON	020	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	3. OG.	links mitte	51.98
2159	BARON	021	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	3. OG.	links innen	57.95
2160	BARON	022	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	3. OG.	rechts inne	51.25
2161	BARON	023	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	3. OG.	rechts mitte	51.98
2162	BARON	024	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	3. OG.	rechts auße	67.55
2163	BARON	025	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	4. OG.	links außen	52.69
2164	BARON	026	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	4. OG.	links mitte	51.98
2165	BARON	027	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	4. OG.	links innen	57.95
2166	BARON	028	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	4. OG.	rechts inne	51.25
2167	BARON	029	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	4. OG.	rechts mitte	51.98
2168	BARON	030	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	4. OG.	rechts auße	67.55
2171	BARON	031	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	5. OG.	links außen	52.69
2174	BARON	032	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	5. OG.	links mitte	51.98
2178	BARON	033	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	5. OG.	links innen	57.95
2181	BARON	034	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	5. OG.	rechts inne	51.25
2189	BARON	035	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	5. OG.	rechts mitte	51.98
2192	BARON	036	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	5. OG.	rechts auße	67.55
2195	BARON	037	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	6. OG.	links außen	52.69
2199	BARON	038	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	6. OG.	links mitte	51.98
2203	BARON	039	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	6. OG.	links innen	57.95
2206	BARON	040	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	6. OG.	rechts inne	51.25
2207	BARON	041	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	6. OG.	rechts mitte	51.98
2208	BARON	042	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	6. OG.	rechts auße	67.55
2221	BARON	043	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	7. OG.	links außen	52.69
2225	BARON	044	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	7. OG.	links mitte	51.98
2229	BARON	045	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	7. OG.	links innen	57.95
2232	BARON	046	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	7. OG.	rechts inne	51.25
2233	BARON	047	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	7. OG.	rechts mitte	51.98
2235	BARON	048	41462	Neuss	Daimler Straße	20	Wohnung	Wohnung	7. OG.	rechts auße	67.55
2724	BARON	GA271	41462	Neuss	Daimler Straße	20	Garage	Garage
8551	BARON	GA272	41462	Neuss	Daimler Straße	20	Garage	Garage
2641	BARON	GA273	41462	Neuss	Daimler Straße	20	Garage	Garage
2644	BARON	GA274	41462	Neuss	Daimler Straße	20	Garage	Garage
2677	BARON	GA275	41462	Neuss	Daimler Straße	20	Garage	Garage
2681	BARON	GA276	41462	Neuss	Daimler Straße	20	Garage	Garage
2691	BARON	GA277	41462	Neuss	Daimler Straße	20	Garage	Garage
2880	BARON	GA278	41462	Neuss	Daimler Straße	20	Garage	Garage
2881	BARON	GA279	41462	Neuss	Daimler Straße	20	Garage	Garage
2883	BARON	GA280	41462	Neuss	Daimler Straße	20	Garage	Garage
2709	BARON	GA281	41462	Neuss	Daimler Straße	20	Garage	Garage
2713	BARON	GA282	41462	Neuss	Daimler Straße	20	Garage	Garage
2716	BARON	GA283	41462	Neuss	Daimler Straße	20	Garage	Garage
2719	BARON	GA284	41462	Neuss	Daimler Straße	20	Garage	Garage
2722	BARON	GA285	41462	Neuss	Daimler Straße	20	Garage	Garage
2723	BARON	GA286	41462	Neuss	Daimler Straße	20	Garage	Garage
2290	BARON	049	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	EG.	links außen	52.69
2294	BARON	050	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	EG.	links mitte	51.98
2297	BARON	051	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	EG.	links innen	57.95
2128	BARON	052	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	EG.	rechts inne	51.25
2303	BARON	053	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	EG.	rechts mitte	51.98
2308	BARON	054	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	EG.	rechts auße	67.55
2315	BARON	055	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	1. OG.	links außen	52.69
2318	BARON	056	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	1. OG.	links mitte	51.98
2320	BARON	057	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	1. OG.	links innen	57.95
2322	BARON	058	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	1. OG.	rechts inne	51.25
2323	BARON	059	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	1. OG.	rechts mitte	51.98
2324	BARON	060	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	1. OG.	rechts auße	67.55
2325	BARON	061	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	2. OG.	links außen	52.69
2326	BARON	062	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	2. OG.	links mitte	51.98
2327	BARON	063	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	2. OG.	links innen	57.95
2328	BARON	064	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	2. OG.	rechts inne	51.25
2329	BARON	065	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	2. OG.	rechts mitte	51.98
2330	BARON	066	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	2. OG.	rechts auße	67.55
2331	BARON	067	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	3. OG.	links außen	52.69
2332	BARON	068	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	3. OG.	links mitte	51.98
2333	BARON	069	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	3. OG.	links innen	57.95
2335	BARON	070	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	3. OG.	rechts inne	51.25
2336	BARON	071	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	3. OG.	rechts mitte	51.98
2337	BARON	072	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	3. OG.	rechts auße	67.55
2338	BARON	073	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	4. OG.	links außen	52.69
2339	BARON	074	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	4. OG.	links mitte	51.98
2340	BARON	075	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	4. OG.	links innen	57.95
2341	BARON	076	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	4. OG.	rechts inne	51.25
2342	BARON	077	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	4. OG.	rechts mitte	51.98
2343	BARON	078	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	4. OG.	rechts auße	67.55
2344	BARON	079	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	5. OG.	links außen	52.69
2345	BARON	080	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	5. OG.	links mitte	51.98
2346	BARON	081	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	5. OG.	links innen	57.95
2347	BARON	082	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	5. OG.	rechts inne	51.25
2348	BARON	083	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	5. OG.	rechts mitte	51.98
2349	BARON	084	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	5. OG.	rechts auße	67.55
2356	BARON	085	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	6. OG.	links außen	52.69
2357	BARON	086	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	6. OG.	links mitte	51.98
2358	BARON	087	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	6. OG.	links innen	57.95
2359	BARON	088	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	6. OG.	rechts inne	51.25
2360	BARON	089	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	6. OG.	rechts mitte	51.98
2361	BARON	090	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	6. OG.	rechts auße	67.55
2363	BARON	091	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	7. OG.	links außen	52.69
2364	BARON	092	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	7. OG.	links mitte	51.98
2366	BARON	093	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	7. OG.	links innen	57.95
2367	BARON	094	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	7. OG.	rechts inne	51.25
2368	BARON	095	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	7. OG.	rechts mitte	51.98
2410	BARON	096	41462	Neuss	Daimler Straße	22	Wohnung	Wohnung	7. OG.	rechts auße	67.55
2418	BARON	097	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	EG.	links außen	52.69
2428	BARON	098	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	EG.	links mitte	51.98
2433	BARON	099	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	EG.	links innen	57.95
2436	BARON	100	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	EG.	rechts inne	51.25
2440	BARON	101	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	EG.	rechts mitte	51.98
2443	BARON	102	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	EG.	rechts auße	67.55
2450	BARON	103	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	1. OG.	links außen	52.69
2453	BARON	104	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	1. OG.	links mitte	51.98
2454	BARON	105	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	1. OG.	links innen	57.95
2455	BARON	106	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	1. OG.	rechts inne	51.25
2456	BARON	107	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	1. OG.	rechts mitte	51.98
2457	BARON	108	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	1. OG.	rechts auße	67.55
2458	BARON	109	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	2. OG.	links außen	52.69
2459	BARON	110	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	2. OG.	links mitte	51.98
2460	BARON	111	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	2. OG.	links innen	57.95
2461	BARON	112	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	2. OG.	rechts inne	51.25
2462	BARON	113	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	2. OG.	rechts mitte	51.98
2463	BARON	114	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	2. OG.	rechts auße	67.55
2464	BARON	115	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	3. OG.	links außen	52.69
2465	BARON	116	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	3. OG.	links mitte	51.98
2466	BARON	117	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	3. OG.	links innen	57.95
2467	BARON	118	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	3. OG.	rechts inne	51.25
2468	BARON	119	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	3. OG.	rechts mitte	51.98
2469	BARON	120	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	3. OG.	rechts auße	67.55
2470	BARON	121	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	4. OG.	links außen	52.69
2471	BARON	122	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	4. OG.	links mitte	51.98
2472	BARON	123	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	4. OG.	links innen	57.95
2473	BARON	124	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	4. OG.	rechts inne	51.25
2474	BARON	125	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	4. OG.	rechts mitte	51.98
2475	BARON	126	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	4. OG.	rechts auße	67.55
2476	BARON	127	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	5. OG.	links außen	52.69
2477	BARON	128	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	5. OG.	links mitte	51.98
2478	BARON	129	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	5. OG.	links innen	57.95
2479	BARON	130	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	5. OG.	rechts inne	51.25
2480	BARON	131	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	5. OG.	rechts mitte	51.98
2481	BARON	132	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	5. OG.	rechts auße	67.55
2482	BARON	133	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	6. OG.	links außen	52.69
2483	BARON	134	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	6. OG.	links mitte	51.98
2484	BARON	135	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	6. OG.	links innen	57.95
2485	BARON	136	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	6. OG.	rechts inne	51.25
2486	BARON	137	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	6. OG.	rechts mitte	51.98
2487	BARON	138	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	6. OG.	rechts auße	67.55
2488	BARON	139	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	7. OG.	links außen	52.69
2489	BARON	140	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	7. OG.	links mitte	51.98
2490	BARON	141	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	7. OG.	links innen	57.95
2491	BARON	142	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	7. OG.	rechts inne	51.25
2492	BARON	143	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	7. OG.	rechts mitte	51.98
2493	BARON	144	41462	Neuss	Daimler Straße	24	Wohnung	Wohnung	7. OG.	rechts auße	67.55
2633	BARON	GA287	41462	Neuss	Daimler Straße	24	Garage	Garage
2748	BARON	GA288	41462	Neuss	Daimler Straße	24	Garage	Garage
2750	BARON	GA289	41462	Neuss	Daimler Straße	24	Garage	Garage
2753	BARON	GA290	41462	Neuss	Daimler Straße	24	Garage	Garage
8552	BARON	GA291	41462	Neuss	Daimler Straße	24	Garage	Garage
2757	BARON	GA292	41462	Neuss	Daimler Straße	24	Garage	Garage
2760	BARON	GA293	41462	Neuss	Daimler Straße	24	Garage	Garage
2766	BARON	GA294	41462	Neuss	Daimler Straße	24	Garage	Garage
2697	BARON	GA295	41462	Neuss	Daimler Straße	24	Garage	Garage
2699	BARON	GA296	41462	Neuss	Daimler Straße	24	Garage	Garage
2770	BARON	GA297	41462	Neuss	Daimler Straße	24	Garage	Garage
2772	BARON	GA298	41462	Neuss	Daimler Straße	24	Garage	Garage
2774	BARON	GA299	41462	Neuss	Daimler Straße	24	Garage	Garage
2777	BARON	GA300	41462	Neuss	Daimler Straße	24	Garage	Garage
2780	BARON	GA301	41462	Neuss	Daimler Straße	24	Garage	Garage
2821	BARON	GA302	41462	Neuss	Daimler Straße	24	Garage	Garage
2494	BARON	145	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	EG.	links außen	56.93
2495	BARON	146	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	EG.	links mitte	37.39
2496	BARON	147	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	EG.	links innen	37.39
2497	BARON	148	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	EG.	rechts inne	37.39
2498	BARON	149	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	EG.	rechts mitte	53.17
2499	BARON	150	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	EG.	rechts auße	55.90
2861	BARON	151	41462	Neuss	Daimler Straße	26	sonstiges	Hausmeisterbü	EG.
2500	BARON	152	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	1. OG.	links außen	56.93
2501	BARON	153	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	1. OG.	links mitte	37.39
2502	BARON	154	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	1. OG.	links innen	37.39
2503	BARON	155	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	1. OG.	rechts inne	37.39
2504	BARON	156	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	1. OG.	rechts mitte	53.17
2505	BARON	157	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	1. OG.	rechts auße	55.90
2506	BARON	158	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	2. OG.	links außen	56.93
2507	BARON	159	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	2. OG.	links mitte	37.39
2508	BARON	160	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	2. OG.	links innen	37.39

2509	BARON	161	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	2. OG.	rechts inne	37.39
2510	BARON	162	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	2. OG.	rechts mitte	53.17
2511	BARON	163	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	2. OG.	rechts auße	55.90
2512	BARON	164	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	3. OG.	links außen	56.93
2513	BARON	165	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	3. OG.	links mitte	37.39
2514	BARON	166	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	3. OG.	links innen	37.39
2515	BARON	167	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	3. OG.	rechts inne	37.39
2516	BARON	168	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	3. OG.	rechts mitte	37.39
2517	BARON	169	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	3. OG.	rechts auße	71.68
2518	BARON	170	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	4. OG.	links außen	56.93
2519	BARON	171	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	4. OG.	links mitte	37.39
2520	BARON	172	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	4. OG.	links innen	37.39
2521	BARON	173	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	4. OG.	rechts inne	37.39
2522	BARON	174	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	4. OG.	rechts mitte	53.17
2523	BARON	175	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	4. OG.	rechts auße	55.90
2524	BARON	176	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	5. OG.	links außen	56.93
2526	BARON	177	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	5. OG.	links mitte	37.39
2525	BARON	178	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	5. OG.	links innen	37.39
2527	BARON	179	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	5. OG.	rechts inne	37.39
2528	BARON	180	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	5. OG.	rechts mitte	53.17
2529	BARON	181	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	5. OG.	rechts auße	55.90

2530	BARON	182	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	6. OG.	links außen	94.32
2532	BARON	184	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	6. OG.	links innen	37.39
2533	BARON	185	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	6. OG.	rechts inne	37.39
2534	BARON	186	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	6. OG.	rechts mitte	53.17
2535	BARON	187	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	6. OG.	rechts auße	55.90
2536	BARON	188	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	7. OG.	links außen	56.93
2537	BARON	189	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	7. OG.	links mitte	37.39
2538	BARON	190	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	7. OG.	links innen	37.39
2539	BARON	191	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	7. OG.	rechts inne	37.39
2540	BARON	192	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	7. OG.	rechts mitte	37.39
2541	BARON	193	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	7. OG.	rechts auße	71.68
2542	BARON	194	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	8. OG.	links außen	94.32
2544	BARON	196	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	8. OG.	links innen	37.39
2545	BARON	197	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	8. OG.	rechts inne	37.39
2546	BARON	198	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	8. OG.	rechts mitte	53.17
2547	BARON	199	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	8. OG.	rechts auße	55.90
2548	BARON	200	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	9. OG.	links außen	56.93
2549	BARON	201	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	9. OG.	links mitte	37.39
2550	BARON	202	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	9. OG.	links innen	37.39
2551	BARON	203	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	9. OG.	rechts inne	37.39
2552	BARON	204	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	9. OG.	rechts mitte	53.17
2553	BARON	205	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	9. OG.	rechts auße	55.90
2554	BARON	206	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	10. OG.	links außen	94.32
2556	BARON	208	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	10. OG.	links innen	37.39
2557	BARON	209	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	10. OG.	rechts inne	37.39
2558	BARON	210	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	10. OG.	rechts mitte	53.17
2559	BARON	211	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	10. OG.	rechts auße	55.90
2560	BARON	212	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	11. OG.	links außen	94.32
2562	BARON	214	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	11. OG.	links innen	37.39
2563	BARON	215	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	11. OG.	rechts inne	37.39
2564	BARON	216	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	11. OG.	rechts mitte	53.17
2565	BARON	217	41462	Neuss	Daimler Straße	26	Wohnung	Wohnung	11. OG.	rechts auße	55.90
2878	BARON	GA218	41462	Neuss	Daimler Straße	26	Garage	Garage
8553	BARON	GA219	41462	Neuss	Daimler Straße	26	Garage	Garage
8554	BARON	GA220	41462	Neuss	Daimler Straße	26	Garage	Garage
2879	BARON	GA221	41462	Neuss	Daimler Straße	26	Garage	Garage
8555	BARON	GA222	41462	Neuss	Daimler Straße	26	Garage	Garage
8556	BARON	GA223	41462	Neuss	Daimler Straße	26	Garage	Garage
8557	BARON	GA224	41462	Neuss	Daimler Straße	26	Garage	Garage
8558	BARON	GA225	41462	Neuss	Daimler Straße	26	Garage	Garage
8559	BARON	GA226	41462	Neuss	Daimler Straße	26	Garage	Garage
2882	BARON	GA227	41462	Neuss	Daimler Straße	26	Garage	Garage
8560	BARON	GA228	41462	Neuss	Daimler Straße	26	Garage	Garage
8561	BARON	GA229	41462	Neuss	Daimler Straße	26	Garage	Garage
8562	BARON	GA230	41462	Neuss	Daimler Straße	26	Garage	Garage
2884	BARON	GA231	41462	Neuss	Daimler Straße	26	Garage	Garage
2885	BARON	GA232	41462	Neuss	Daimler Straße	26	Garage	Garage
8563	BARON	GA233	41462	Neuss	Daimler Straße	26	Garage	Garage
8564	BARON	GA234	41462	Neuss	Daimler Straße	26	Garage	Garage
8571	BARON	GA235	41462	Neuss	Daimler Straße	26	Garage	Garage
8572	BARON	GA236	41462	Neuss	Daimler Straße	26	Garage	Garage
8573	BARON	GA237	41462	Neuss	Daimler Straße	26	Garage	Garage
2813	BARON	GA238	41462	Neuss	Daimler Straße	26	Garage	Garage
2816	BARON	GA239	41462	Neuss	Daimler Straße	26	Garage	Garage
8574	BARON	GA240	41462	Neuss	Daimler Straße	26	Garage	Garage
8575	BARON	GA241	41462	Neuss	Daimler Straße	26	Garage	Garage
8576	BARON	GA242	41462	Neuss	Daimler Straße	26	Garage	Garage
8577	BARON	GA243	41462	Neuss	Daimler Straße	26	Garage	Garage
2819	BARON	GA244	41462	Neuss	Daimler Straße	26	Garage	Garage
8578	BARON	GA245	41462	Neuss	Daimler Straße	26	Garage	Garage
8579	BARON	GA246	41462	Neuss	Daimler Straße	26	Garage	Garage
8580	BARON	GA247	41462	Neuss	Daimler Straße	26	Garage	Garage
8581	BARON	GA248	41462	Neuss	Daimler Straße	26	Garage	Garage
2824	BARON	GA249	41462	Neuss	Daimler Straße	26	Garage	Garage
2826	BARON	GA250	41462	Neuss	Daimler Straße	26	Garage	Garage
8582	BARON	GA251	41462	Neuss	Daimler Straße	26	Garage	Garage
8583	BARON	GA252	41462	Neuss	Daimler Straße	26	Garage	Garage
8584	BARON	GA253	41462	Neuss	Daimler Straße	26	Garage	Garage
2831	BARON	GA254	41462	Neuss	Daimler Straße	26	Garage	Garage
2833	BARON	GA255	41462	Neuss	Daimler Straße	26	Garage	Garage
8585	BARON	GA256	41462	Neuss	Daimler Straße	26	Garage	Garage
8586	BARON	GA257	41462	Neuss	Daimler Straße	26	Garage	Garage
8587	BARON	GA258	41462	Neuss	Daimler Straße	26	Garage	Garage
8588	BARON	GA259	41462	Neuss	Daimler Straße	26	Garage	Garage
8589	BARON	GA260	41462	Neuss	Daimler Straße	26	Garage	Garage
8590	BARON	GA261	41462	Neuss	Daimler Straße	26	Garage	Garage
8591	BARON	GA262	41462	Neuss	Daimler Straße	26	Garage	Garage
8592	BARON	GA263	41462	Neuss	Daimler Straße	26	Garage	Garage
2841	BARON	GA264	41462	Neuss	Daimler Straße	26	Garage	Garage
8593	BARON	GA265	41462	Neuss	Daimler Straße	26	Garage	Garage
8596	BARON	GA266	41462	Neuss	Daimler Straße	26	Garage	Garage
8597	BARON	GA267	41462	Neuss	Daimler Straße	26	Garage	Garage
2844	BARON	GA268	41462	Neuss	Daimler Straße	26	Garage	Garage
8594	BARON	GA269	41462	Neuss	Daimler Straße	26	Garage	Garage
8595	BARON	GA270	41462	Neuss	Daimler Straße	26	Garage	Garage
7068	BARON		42899	Remscheid	Barmer Str.	13	Wohnung	Wohnung	1. OG.	mitte	36.00
7069	BARON		42899	Remscheid	Barmer Str.	13	Wohnung	Wohnung	2. OG.	mitte	36.00
7045	BARON		42899	Remscheid	Barmer Str.	13	Gewerbe	Laden	EG.			497.00
7048	BARON		42899	Remscheid	Barmer Str.	13	Wohnung	Wohnung	1. OG.	links	94.00
7050	BARON		42899	Remscheid	Barmer Str.	13	Wohnung	Wohnung	1. OG.	rechts	101.00
7055	BARON		42899	Remscheid	Barmer Str.	13	Wohnung	Wohnung	2. OG.	links	94.00
7058	BARON		42899	Remscheid	Barmer Str.	13	Wohnung	Wohnung	2. OG.	rechts	92.00
7065	BARON		42899	Remscheid	Barmer Str.	13	Wohnung	Wohnung	DG.	links	96.00
7067	BARON		42899	Remscheid	Barmer Str.	13	Wohnung	Wohnung	DG.	rechts	86.00
9200	BARON		42899	Remscheid	Eisernsteinstr.	12	Garage	Garage
7070	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	EG.	rechts	65.00
7071	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	EG.	links	61.00
7072	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	1. OG.	rechts	65.00
7073	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	1. OG.	links	61.00
7074	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	2. OG.	rechts	65.00
7075	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	2. OG.	links	61.00
7076	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	EG.		74.00
7077	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	1. OG.		74.00
7078	BARON		42899	Remscheid	Eisernsteinstr.	12	Wohnung	Wohnung	2. OG.		74.00
7079	BARON		42899	Remscheid	Eisernsteinstr.	12	Garage	Garage
7080	BARON		42899	Remscheid	Eisernsteinstr.	12	Garage	Garage
7081	BARON		42899	Remscheid	Eisernsteinstr.	12	Garage	Garage
7082	BARON		42899	Remscheid	Eisernsteinstr.	12	Garage	Garage
7083	BARON		42899	Remscheid	Eisernsteinstr.	12	Garage	Garage
7084	BARON		42899	Remscheid	Eisernsteinstr.	12	Garage	Garage
9201	BARON		42899	Remscheid	Eisernsteinstr.	12	Garage	Garage
729	CASABLANCA	01	60439	Frankfurt am Main	Eduard-Bernstein-Weg	1	Wohnung	Wohnung	EG.	links	55.32
730	CASABLANCA	02	60439	Frankfurt am Main	Eduard-Bernstein-Weg	1	Wohnung	Wohnung	EG.	rechts	71.03
733	CASABLANCA	03	60439	Frankfurt am Main	Eduard-Bernstein-Weg	1	Wohnung	Wohnung	1. OG.	links	55.32
734	CASABLANCA	04	60439	Frankfurt am Main	Eduard-Bernstein-Weg	1	Wohnung	Wohnung	1. OG.	rechts	71.03
735	CASABLANCA	05	60439	Frankfurt am Main	Eduard-Bernstein-Weg	1	Wohnung	Wohnung	2. OG.	links	55.32
736	CASABLANCA	06	60439	Frankfurt am Main	Eduard-Bernstein-Weg	1	Wohnung	Wohnung	2. OG.	rechts	71.03
737	CASABLANCA	07	60439	Frankfurt am Main	Eduard-Bernstein-Weg	3	Wohnung	Wohnung	EG.	links	83.55
739	CASABLANCA	08	60439	Frankfurt am Main	Eduard-Bernstein-Weg	3	Wohnung	Wohnung	EG.	rechts	71.31
741	CASABLANCA	09	60439	Frankfurt am Main	Eduard-Bernstein-Weg	3	Wohnung	Wohnung	1. OG.	links	83.55
744	CASABLANCA	10	60439	Frankfurt am Main	Eduard-Bernstein-Weg	3	Wohnung	Wohnung	1. OG.	rechts	71.31
745	CASABLANCA	11	60439	Frankfurt am Main	Eduard-Bernstein-Weg	3	Wohnung	Wohnung	2. OG.	links	83.55
746	CASABLANCA	12	60439	Frankfurt am Main	Eduard-Bernstein-Weg	3	Wohnung	Wohnung	2. OG.	rechts	71.31
754	CASABLANCA	01	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	EG.	links	71.34
756	CASABLANCA	02	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	EG.	mitte	56.97
757	CASABLANCA	03	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	EG.	rechts	71.34
758	CASABLANCA	04	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	1. OG.	links	71.26
759	CASABLANCA	05	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	1. OG.	mitte	56.88

761	CASABLANCA	06	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	1. OG.	rechts	71.26
766	CASABLANCA	07	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	2. OG.	links	71.26
768	CASABLANCA	08	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	2. OG.	mitte	56.88
769	CASABLANCA	09	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	2. OG.	rechts	71.26
771	CASABLANCA	10	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	3. OG.	links	71.26
773	CASABLANCA	11	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	3. OG.	mitte	56.88
776	CASABLANCA	12	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	3. OG.	rechts	71.26
777	CASABLANCA	13	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	4. OG.	links	71.26
779	CASABLANCA	14	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	4. OG.	mitte	56.88
781	CASABLANCA	15	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	4. OG.	rechts	71.26
784	CASABLANCA	16	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	5. OG.	links	71.26
785	CASABLANCA	17	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	5. OG.	mitte	56.88
786	CASABLANCA	18	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	5. OG.	rechts	71.26
787	CASABLANCA	19	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	6. OG.	links	71.26
789	CASABLANCA	20	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	6. OG.	mitte	56.88
791	CASABLANCA	21	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	6. OG.	rechts	71.26
794	CASABLANCA	23	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	7. OG.	mitte	56.88
796	CASABLANCA	24	60439	Frankfurt am Main	Eduard-Bernstein-Weg	5	Wohnung	Wohnung	7. OG.	rechts	71.26
720	CASABLANCA	02	60439	Frankfurt am Main	Eduard-Bernstein-Weg	7	Wohnung	Wohnung	EG.	rechts	111.60
721	CASABLANCA	03	60439	Frankfurt am Main	Eduard-Bernstein-Weg	7	Wohnung	Wohnung	1. ZG	links	98.50
722	CASABLANCA	04	60439	Frankfurt am Main	Eduard-Bernstein-Weg	7	Wohnung	Wohnung	1. OG.	rechts	111.60
727	CASABLANCA	06	60439	Frankfurt am Main	Eduard-Bernstein-Weg	7	Wohnung	Wohnung	2. OG.	rechts	111.60
8315	CASABLANCA	01	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	26	Wohnung	Wohnung	EG.	links	84.94
8316	CASABLANCA	02	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	26	Wohnung	Wohnung	EG.	rechts	71.07
8317	CASABLANCA	03	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	26	Wohnung	Wohnung	1. OG.	links	84.94
8318	CASABLANCA	04	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	26	Wohnung	Wohnung	1. OG.	rechts	71.07
8319	CASABLANCA	05	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	26	Wohnung	Wohnung	2. OG.	links	84.94
8320	CASABLANCA	06	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	26	Wohnung	Wohnung	2. OG.	rechts	71.07
8291	CASABLANCA	01	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	EG.	links	71.40
8292	CASABLANCA	02	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	EG.	mitte	56.96
8293	CASABLANCA	03	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	EG.	rechts	71.40
8294	CASABLANCA	04	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	1. OG.	links	71.32
8295	CASABLANCA	05	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	1. OG.	mitte	56.87
8296	CASABLANCA	06	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	1. OG.	rechts	71.32
8297	CASABLANCA	07	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	2. OG.	links	71.32
8298	CASABLANCA	08	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	2. OG.	mitte	56.87
8299	CASABLANCA	09	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	2. OG.	rechts	71.32
8300	CASABLANCA	10	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	3. OG.	links	71.32
8301	CASABLANCA	11	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	3. OG.	mitte	56.87
8302	CASABLANCA	12	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	3. OG.	rechts	71.32
8303	CASABLANCA	13	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	4. OG.	links	71.32
8305	CASABLANCA	14	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	4. OG.	mitte	56.87
8304	CASABLANCA	15	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	4. OG.	rechts	71.32
8306	CASABLANCA	16	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	5. OG.	links	71.32
8307	CASABLANCA	17	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	5. OG.	mitte	56.87
8308	CASABLANCA	18	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	5. OG.	rechts	71.32
8309	CASABLANCA	19	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	6. OG.	links	71.32
8310	CASABLANCA	20	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	6. OG.	mitte	56.87
8311	CASABLANCA	21	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	6. OG.	rechts	71.32
8312	CASABLANCA	22	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	7. OG.	links	71.32
8313	CASABLANCA	23	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	7. OG.	mitte	56.87
8314	CASABLANCA	24	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	40	Wohnung	Wohnung	7. OG.	rechts	71.32
8264	CASABLANCA	02	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	52	Wohnung	Wohnung	EG.	rechts	78.18
8266	CASABLANCA	04	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	52	Wohnung	Wohnung	1. OG.	rechts	78.18
8267	CASABLANCA	05	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	52	Wohnung	Wohnung	2. OG.	links	70.39
8268	CASABLANCA	06	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	52	Wohnung	Wohnung	2. OG.	rechts	78.18
8269	CASABLANCA	07	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	52	Wohnung	Wohnung	3. OG.	links	70.39
8270	CASABLANCA	08	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	52	Wohnung	Wohnung	3. OG.	rechts	78.18
8271	CASABLANCA	09	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	54	Wohnung	Wohnung	EG.	links	53.98
8272	CASABLANCA	10	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	54	Wohnung	Wohnung	EG.	rechts	76.43
8273	CASABLANCA	11	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	54	Wohnung	Wohnung	1. OG.	links	53.98
8274	CASABLANCA	12	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	54	Wohnung	Wohnung	1. OG.	rechts	76.43
8276	CASABLANCA	14	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	54	Wohnung	Wohnung	2. OG.	rechts	76.43
8277	CASABLANCA	15	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	54	Wohnung	Wohnung	3. OG.	links	53.98
8278	CASABLANCA	16	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	54	Wohnung	Wohnung	3. OG.	rechts	76.43
8280	CASABLANCA	02	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	116	Wohnung	Wohnung	EG.	rechts	71.22
8281	CASABLANCA	03	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	116	Wohnung	Wohnung	1. OG.	links	83.46
8282	CASABLANCA	04	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	116	Wohnung	Wohnung	1. OG.	rechts	71.22
8283	CASABLANCA	05	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	116	Wohnung	Wohnung	2. OG.	links	83.46
8284	CASABLANCA	06	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	116	Wohnung	Wohnung	2. OG.	rechts	71.22
8285	CASABLANCA	07	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	118	Wohnung	Wohnung	EG.	links	55.23
8286	CASABLANCA	08	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	118	Wohnung	Wohnung	EG.	rechts	70.94
8287	CASABLANCA	09	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	118	Wohnung	Wohnung	1. OG.	links	55.23
8289	CASABLANCA	11	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	118	Wohnung	Wohnung	2. OG.	links	55.23
8290	CASABLANCA	12	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	118	Wohnung	Wohnung	2. OG.	rechts	70.94
8192	CASABLANCA	02	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	EG.	mitte	56.96
8193	CASABLANCA	03	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	EG.	rechts	70.05
8194	CASABLANCA	04	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	1. OG.	links	71.32
8195	CASABLANCA	05	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	1. OG.	mitte	56.87
8196	CASABLANCA	06	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	1. OG.	rechts	69.97
8197	CASABLANCA	07	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	2. OG.	links	71.32
8198	CASABLANCA	08	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	2. OG.	mitte	56.87
8199	CASABLANCA	09	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	2. OG.	rechts	69.97
8200	CASABLANCA	10	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	3. OG.	links	71.32
8201	CASABLANCA	11	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	3. OG.	mitte	56.87
8202	CASABLANCA	12	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	3. OG.	rechts	69.97
8203	CASABLANCA	13	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	4. OG.	links	71.32
8204	CASABLANCA	14	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	4. OG.	mitte	56.87
8205	CASABLANCA	15	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	4. OG.	rechts	69.97
8206	CASABLANCA	16	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	5. OG.	links	71.32
8207	CASABLANCA	17	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	5. OG.	mitte	56.87
8209	CASABLANCA	19	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	6. OG.	links	71.32
8210	CASABLANCA	20	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	6. OG.	mitte	56.87
8211	CASABLANCA	21	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	6. OG.	rechts	69.97
8212	CASABLANCA	22	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	7. OG.	links	71.32
8213	CASABLANCA	23	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	7. OG.	mitte	56.87
8214	CASABLANCA	24	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	120	Wohnung	Wohnung	7. OG.	rechts	69.97
8215	CASABLANCA	01	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	EG.	links	71.40
8216	CASABLANCA	02	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	EG.	mitte	56.96
8217	CASABLANCA	03	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	EG.	rechts	70.05
8218	CASABLANCA	04	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	1. OG.	links	71.32
8219	CASABLANCA	05	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	1. OG.	mitte	56.87
8220	CASABLANCA	06	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	1. OG.	rechts	69.97
8221	CASABLANCA	07	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	2. OG.	links	71.32
8222	CASABLANCA	08	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	2. OG.	mitte	56.87
8223	CASABLANCA	09	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	2. OG.	rechts	69.97
8224	CASABLANCA	10	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	3. OG.	links	71.32
8225	CASABLANCA	11	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	3. OG.	mitte	56.87
8226	CASABLANCA	12	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	3. OG.	rechts	69.97
8227	CASABLANCA	13	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	4. OG.	links	71.32
8228	CASABLANCA	14	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	4. OG.	mitte	56.87
8229	CASABLANCA	15	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	4. OG.	rechts	69.97
8230	CASABLANCA	16	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	5. OG.	links	71.32
8231	CASABLANCA	17	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	5. OG.	mitte	56.87
8232	CASABLANCA	18	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	5. OG.	rechts	69.97
8233	CASABLANCA	19	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	6. OG.	links	71.32
8234	CASABLANCA	20	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	6. OG.	mitte	56.87
8235	CASABLANCA	21	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	6. OG.	rechts	69.97
8236	CASABLANCA	22	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	7. OG.	links	71.32
8237	CASABLANCA	23	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	7. OG.	mitte	56.87
8238	CASABLANCA	24	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	174	Wohnung	Wohnung	7. OG.	rechts	69.97
8239	CASABLANCA	01	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	EG.	links	71.40
8240	CASABLANCA	02	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	EG.	mitte	56.96
8241	CASABLANCA	03	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	EG.	rechts	70.05
8242	CASABLANCA	04	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	1. OG.	links	71.32
8243	CASABLANCA	05	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	1. OG.	mitte	56.87
8244	CASABLANCA	06	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	1. OG.	rechts	69.97
8245	CASABLANCA	07	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	2. OG.	links	71.32

8246	CASABLANCA	08	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	2. OG.	mitte	56.87
8247	CASABLANCA	09	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	2. OG.	rechts	69.97
8248	CASABLANCA	10	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	3. OG.	links	71.32
8249	CASABLANCA	11	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	3. OG.	mitte	56.87
8250	CASABLANCA	12	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	3. OG.	rechts	69.97
8251	CASABLANCA	13	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	4. OG.	links	71.32
8252	CASABLANCA	14	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	4. OG.	mitte	56.87
8253	CASABLANCA	15	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	4. OG.	rechts	69.97
8254	CASABLANCA	16	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	5. OG.	links	71.32
8255	CASABLANCA	17	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	5. OG.	mitte	56.87
8256	CASABLANCA	18	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	5. OG.	rechts	69.97
8257	CASABLANCA	19	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	6. OG.	links	71.32
8258	CASABLANCA	20	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	6. OG.	mitte	56.87
8259	CASABLANCA	21	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	6. OG.	rechts	69.97
8260	CASABLANCA	22	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	7. OG.	links	71.32
8261	CASABLANCA	23	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	7. OG.	mitte	56.87
8262	CASABLANCA	24	60439	Frankfurt am Main	Gerhart-Hauptmann-Ring	198	Wohnung	Wohnung	7. OG.	rechts	69.97
4336	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	EG.	links	43.77
4337	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	EG.	mitte	45.11
4338	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	EG.	rechts	45.11
4339	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	1. OG.	links	43.77
4340	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	1. OG.	mitte	45.11
4341	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	1. OG.	rechts	45.11
4342	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	2. OG.	links	43.77
4343	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	2. OG.	mitte	45.11
4344	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	2. OG.	rechts	45.11
4345	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	3. OG.	links	43.77
4346	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	3. OG.	mitte	45.11
4347	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	2	Wohnung	Wohnung	3. OG.	rechts	45.11
4388	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	EG.	links	69.33
4389	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	EG.	links	67.01
4390	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	EG.	rechts	53.30
4391	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	EG.	rechts	53.30
4392	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	EG.	rechts	83.34
4394	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	1. OG.	links	67.01
4395	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	1. OG.	rechts	53.30
4396	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	1. OG.	rechts	53.30
4397	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	1. OG.	rechts	83.34
4398	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	2. OG.	links	69.33
4399	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	2. OG.	links	67.01
4400	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	2. OG.	rechts	53.30
4401	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	2. OG.	rechts	53.30
4402	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	2. OG.	rechts	83.34
4403	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	3. OG.	links	69.33
4404	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	3. OG.	links	67.01
4405	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	3. OG.	rechts	53.30
4406	CASABLANCA	19	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	3. OG.	rechts	53.30
4407	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	3. OG.	rechts	83.34
4408	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	4. OG.	links	69.33
4409	CASABLANCA	22	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	4. OG.	links	67.01
4410	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	4. OG.	rechts	53.30
4411	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	4. OG.	rechts	53.30
4412	CASABLANCA	25	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	4. OG.	rechts	83.34
4413	CASABLANCA	26	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	5. OG.	links	69.33
4414	CASABLANCA	27	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	5. OG.	links	67.01
4415	CASABLANCA	28	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	5. OG.	rechts	53.30
4416	CASABLANCA	29	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	5. OG.	rechts	53.30
4417	CASABLANCA	30	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	5. OG.	rechts	83.34
4418	CASABLANCA	31	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	6. OG.	links	69.33
4419	CASABLANCA	32	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	6. OG.	links	67.01
4420	CASABLANCA	33	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	6. OG.	rechts	53.30
4421	CASABLANCA	34	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	6. OG.	rechts	53.30
4422	CASABLANCA	35	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	6. OG.	rechts	83.34
4423	CASABLANCA	36	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	7. OG.	links	69.33
4424	CASABLANCA	37	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	7. OG.	links	67.01
4425	CASABLANCA	38	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	7. OG.	rechts	53.30
4426	CASABLANCA	39	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	7. OG.	rechts	53.30
4427	CASABLANCA	40	60439	Frankfurt am Main	Hammarskjöldring	4	Wohnung	Wohnung	7. OG.	rechts	83.34
4278	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	6	Wohnung	Wohnung	EG.	rechts	68.43
4279	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	6	Wohnung	Wohnung	1. OG.	links	68.43
4280	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	6	Wohnung	Wohnung	1. OG.	rechts	68.43
4281	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	6	Wohnung	Wohnung	2. OG.	links	68.43
4282	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	6	Wohnung	Wohnung	2. OG.	rechts	68.43
4283	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	6	Wohnung	Wohnung	3. OG.	links	68.43
4285	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	8	Wohnung	Wohnung	EG.	links	80.32
4286	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	8	Wohnung	Wohnung	EG.	rechts	68.43
4287	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	8	Wohnung	Wohnung	1. OG.	links	80.32
4288	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	8	Wohnung	Wohnung	1. OG.	rechts	68.43
4289	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	8	Wohnung	Wohnung	2. OG.	links	80.32
4291	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	8	Wohnung	Wohnung	3. OG.	links	80.32
4292	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	8	Wohnung	Wohnung	3. OG.	rechts	68.43
4293	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	12	Wohnung	Wohnung	ZG	links	102.23
4294	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	12	Wohnung	Wohnung	EG.	rechts	114.53
4295	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	12	Wohnung	Wohnung	1. ZG	links	102.23
4297	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	12	Wohnung	Wohnung	2. ZG	links	102.23
4299	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	12	Wohnung	Wohnung	2. OG.	rechts	114.53
8151	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	EG.	links	94.61
8152	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	EG.	links	75.90
8153	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	EG.	rechts	53.73
8154	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	EG.	rechts	53.73
8155	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	EG.	rechts	68.47
8156	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	1. OG.	links	94.61
8157	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	1. OG.	links	75.90
8158	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	1. OG.	rechts	53.73
8159	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	1. OG.	rechts	53.73
8160	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	1. OG.	rechts	68.47
8161	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	2. OG.	links	94.61
8162	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	2. OG.	links	75.90
8163	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	2. OG. rechts	53.73
8164	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	2. OG. rechts	53.73
8165	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	2. OG. rechts	68.47
8166	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	3. OG.	links	94.61
8167	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	3. OG.	links	75.90
8168	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	3. OG. rechts	53.73
8169	CASABLANCA	19	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	3. OG. rechts	53.73
8170	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	3. OG. rechts	68.47
8171	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	4. OG.	links	94.61
8172	CASABLANCA	22	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	4. OG.	links	75.90
8173	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	4. OG. rechts	53.73
8174	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	4. OG. rechts	53.73
8175	CASABLANCA	25	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	4. OG. rechts	68.47
8176	CASABLANCA	26	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	5. OG.	links	94.61
8177	CASABLANCA	27	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	5. OG.	links	75.90
8178	CASABLANCA	28	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	5. OG. rechts	53.73
8179	CASABLANCA	29	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	5. OG. rechts	53.73
8180	CASABLANCA	30	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	5. OG. rechts	68.47
8181	CASABLANCA	31	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	6. OG.	links	94.61
8182	CASABLANCA	32	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	6. OG.	links	75.90
8183	CASABLANCA	33	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	6. OG.	rechts	53.73
8184	CASABLANCA	34	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	6. OG. rechts	53.73
8185	CASABLANCA	35	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	6. OG.	rechts	68.47
8186	CASABLANCA	36	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	7. OG.	links	94.61
8187	CASABLANCA	37	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	7. OG.	links	75.90
8188	CASABLANCA	38	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	7. OG.	rechts	53.73
8189	CASABLANCA	39	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	7. OG.	rechts	53.73
8190	CASABLANCA	40	60439	Frankfurt am Main	Hammarskjöldring	14	Wohnung	Wohnung	7. OG.	rechts	68.47
4300	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	EG.	links	71.34
4301	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	EG.	mitte	56.97

4303	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	EG.	rechts	71.34
4304	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	1. OG.	links	71.26
4306	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	1. OG.	mitte	56.88
4307	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	1. OG. rechts	71.26
4310	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	2. OG.	links	71.26
4312	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	2. OG.	mitte	56.88
4314	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	2. OG.	rechts	71.26
4316	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	3. OG.	links	71.26
4318	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	3. OG.	mitte	56.88
4320	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	3. OG.	rechts	71.26
4324	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	4. OG.	mitte	56.88
4326	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	4. OG.	rechts	71.26
4327	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	5. OG.	links	71.26
4328	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	5. OG.	mitte	56.88
4329	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	5. OG.	rechts	71.26
4330	CASABLANCA	19	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	6. OG.	links	71.26
4332	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	6. OG.	rechts	71.26
4333	CASABLANCA	22	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	7. OG.	links	71.26
4334	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	7. OG.	mitte	56.88
4335	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	16	Wohnung	Wohnung	7. OG. rechts	71.26
4639	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	29	Wohnung	Wohnung	EG.	links	54.18
4640	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	29	Wohnung	Wohnung	EG.	rechts	76.78
4641	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	29	Wohnung	Wohnung	1. OG.	links	54.18
4642	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	29	Wohnung	Wohnung	1. OG.	rechts	76.78
4643	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	29	Wohnung	Wohnung	2. OG.	links	54.18
4644	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	29	Wohnung	Wohnung	2. OG.	rechts	76.78
4645	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	29	Wohnung	Wohnung	3. OG.	links	54.18
4646	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	29	Wohnung	Wohnung	3. OG.	rechts	76.78
4647	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	31	Wohnung	Wohnung	EG.	links	70.59
4650	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	31	Wohnung	Wohnung	1. OG.	rechts	78.38
4653	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	31	Wohnung	Wohnung	3. OG.	links	70.59
4654	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	31	Wohnung	Wohnung	3. OG.	rechts	78.38
4537	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	EG.	links	71.33
4538	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	EG.	mitte	56.97
4539	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	EG.	rechts	70.15
4540	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	1. OG.	links	71.25
4541	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	1. OG.	mitte	56.88
4546	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	3. OG.	links	71.25
4547	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	3. OG.	mitte	56.88
4548	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	3. OG.	rechts	70.08
4549	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	4. OG.	links	71.25
4550	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	4. OG.	mitte	56.88
4553	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	5. OG.	mitte	56.88
4555	CASABLANCA	19	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	6. OG.	links	71.25
4556	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	6. OG.	mitte	56.88
4557	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	6. OG.	rechts	70.08
4559	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	7. OG.	mitte	56.88
4560	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	33	Wohnung	Wohnung	7. OG.	rechts	70.08
4561	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	35	Wohnung	Wohnung	EG.	links	54.18
4562	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	35	Wohnung	Wohnung	EG.	rechts	76.78
4563	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	35	Wohnung	Wohnung	1. OG.	links	54.18
4564	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	35	Wohnung	Wohnung	1. OG.	rechts	76.78
4566	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	35	Wohnung	Wohnung	2. OG.	rechts	76.78
4568	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	35	Wohnung	Wohnung	3. OG.	rechts	76.78
4569	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	37	Wohnung	Wohnung	EG.	links	70.59
4570	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	37	Wohnung	Wohnung	EG.	rechts	78.38
4571	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	37	Wohnung	Wohnung	1. OG.	links	70.59
4572	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	37	Wohnung	Wohnung	1. OG.	rechts	78.38
4573	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	37	Wohnung	Wohnung	2. OG.	links	70.59
4575	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	37	Wohnung	Wohnung	3. OG.	links	70.59
4576	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	37	Wohnung	Wohnung	3. OG.	rechts	78.38
4579	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	39	Wohnung	Wohnung	1. OG.	links	82.85
4580	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	39	Wohnung	Wohnung	1. OG.	rechts	70.62
4582	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	39	Wohnung	Wohnung	2. OG.	rechts	70.62
4583	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	39	Wohnung	Wohnung	3. OG.	links	82.85
4584	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	39	Wohnung	Wohnung	3. OG.	rechts	70.62
4590	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	41	Wohnung	Wohnung	2. OG.	rechts	70.62
4593	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	43	Wohnung	Wohnung	EG.	links	70.59
4594	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	43	Wohnung	Wohnung	EG.	rechts	78.38
4595	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	43	Wohnung	Wohnung	1. OG.	links	70.59
4596	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	43	Wohnung	Wohnung	1. OG.	rechts	78.38
4597	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	43	Wohnung	Wohnung	2. OG.	links	70.59
4598	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	43	Wohnung	Wohnung	2. OG.	rechts	78.38
4599	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	43	Wohnung	Wohnung	3. OG.	links	70.59
4600	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	43	Wohnung	Wohnung	3. OG.	rechts	78.38
4601	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	45	Wohnung	Wohnung	EG.	links	54.18
4603	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	45	Wohnung	Wohnung	1. OG.	links	54.18
4604	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	45	Wohnung	Wohnung	1. OG.	rechts	76.78
4605	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	45	Wohnung	Wohnung	2. OG.	links	54.18
4606	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	45	Wohnung	Wohnung	2. OG.	rechts	76.78
4608	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	45	Wohnung	Wohnung	3. OG.	rechts	76.78
7515	CASABLANCA	1	60439	Frankfurt am Main	Hammarskjöldring	54	Wohnung	Wohnung	ZG	links	98.50
7514	CASABLANCA	2	60439	Frankfurt am Main	Hammarskjöldring	54	Wohnung	Wohnung	EG.	rechts	111.64
7517	CASABLANCA	3	60439	Frankfurt am Main	Hammarskjöldring	54	Wohnung	Wohnung	1. ZG	links	98.50
7516	CASABLANCA	4	60439	Frankfurt am Main	Hammarskjöldring	54	Wohnung	Wohnung	1. OG.	rechts	111.64
7519	CASABLANCA	5	60439	Frankfurt am Main	Hammarskjöldring	54	Wohnung	Wohnung	2. ZG	links	98.50
7518	CASABLANCA	6	60439	Frankfurt am Main	Hammarskjöldring	54	Wohnung	Wohnung	2. OG.	rechts	111.64
4609	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	EG.	links	71.34
4610	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	EG.	mitte	56.97
4611	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	EG.	rechts	71.34
4612	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	1. OG.	links	71.26
4613	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	1. OG.	mitte	56.88
4614	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	1. OG.	rechts	71.26
4615	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	2. OG.	links	71.26
4616	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	2. OG.	mitte	56.88
4617	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	2. OG.	rechts	71.26
4618	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	3. OG.	links	71.26
4619	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	3. OG.	mitte	56.88
4620	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	3. OG.	rechts	71.26
4621	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	4. OG.	links	71.26
4622	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	4. OG.	mitte	56.88
4624	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	5. OG.	links	71.26
4625	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	5. OG.	mitte	56.88
4626	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	5. OG.	rechts	71.26
4628	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	6. OG.	mitte	56.88
4629	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	6. OG.	rechts	71.26
4630	CASABLANCA	22	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	7. OG.	links	71.26
4631	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	7. OG.	mitte	56.88
4632	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	59	Wohnung	Wohnung	7. OG.	rechts	71.26
4636	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	61	Wohnung	Wohnung	1. OG.	rechts	111.64
4638	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	61	Wohnung	Wohnung	2. OG.	rechts	111.64
4429	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	88	Wohnung	Wohnung	EG.	rechts	68.31
4430	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	88	Wohnung	Wohnung	1. OG.	links	52.60
4431	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	88	Wohnung	Wohnung	1. OG.	rechts	68.31
4432	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	88	Wohnung	Wohnung	2. OG.	links	52.60
4433	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	88	Wohnung	Wohnung	2. OG.	rechts	68.31
4434	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	90	Wohnung	Wohnung	EG.	links	80.83
4435	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	90	Wohnung	Wohnung	EG.	rechts	68.59
4437	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	90	Wohnung	Wohnung	1. OG.	rechts	68.59
4438	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	90	Wohnung	Wohnung	2. OG.	links	80.83
4439	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	90	Wohnung	Wohnung	2. OG.	rechts	68.59
4364	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	EG.	links	71.34
4365	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	EG.	mitte	56.97
4366	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	EG.	rechts	71.34
4367	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	1. OG.	links	71.26
4368	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	1. OG.	mitte	56.88
4369	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	1. OG.	rechts	71.26
4370	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	2. OG.	links	71.26

4371	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	2. OG.	mitte	56.88
4373	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	3. OG.	links	71.26
4374	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	3. OG.	mitte	56.88
4375	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	3. OG.	rechts	71.26
4376	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	4. OG.	links	71.26
4377	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	4. OG.	mitte	56.88
4378	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	4. OG.	rechts	71.26
4379	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	5. OG.	links	71.26
4380	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	5. OG.	mitte	56.88
4381	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	5. OG.	rechts	71.26
4383	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	6. OG.	mitte	56.88
4384	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	6. OG.	rechts	71.26
4386	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	92	Wohnung	Wohnung	7. OG.	mitte	56.88
4348	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	94	Wohnung	Wohnung	EG.	links	54.18
4349	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	94	Wohnung	Wohnung	EG.	rechts	76.78
4350	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	94	Wohnung	Wohnung	1. OG.	links	54.18
4352	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	94	Wohnung	Wohnung	2. OG.	links	54.18
4354	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	94	Wohnung	Wohnung	3. OG.	links	54.18
4355	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	94	Wohnung	Wohnung	3. OG.	rechts	76.78
4356	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	96	Wohnung	Wohnung	EG.	links	70.59
4358	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	96	Wohnung	Wohnung	1. OG.	links	70.59
4359	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	96	Wohnung	Wohnung	1. OG.	rechts	78.38
4361	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	96	Wohnung	Wohnung	2. OG.	rechts	78.38
4362	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	96	Wohnung	Wohnung	3. OG.	links	70.59
4363	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	96	Wohnung	Wohnung	3. OG.	rechts	78.38
4440	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	98	Wohnung	Wohnung	ZG	links	102.23
4441	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	98	Wohnung	Wohnung	EG.	rechts	114.53
4443	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	98	Wohnung	Wohnung	1. OG.	rechts	114.53
4444	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	98	Wohnung	Wohnung	2. ZG	links	102.23
4445	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	98	Wohnung	Wohnung	2. OG.	rechts	114.53
4446	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	100	Wohnung	Wohnung	EG.	links	80.83
4447	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	100	Wohnung	Wohnung	EG.	rechts	68.45
4448	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	100	Wohnung	Wohnung	1. OG.	links	80.83
4449	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	100	Wohnung	Wohnung	1. OG.	rechts	68.45
4451	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	100	Wohnung	Wohnung	2. OG.	rechts	68.45
4452	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	102	Wohnung	Wohnung	EG.	links	52.22
4453	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	102	Wohnung	Wohnung	EG.	rechts	68.31
4454	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	102	Wohnung	Wohnung	1. OG.	links	52.22
4455	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	102	Wohnung	Wohnung	1. OG.	rechts	68.31
4456	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	102	Wohnung	Wohnung	2. OG.	links	52.22
4457	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	102	Wohnung	Wohnung	2. OG.	rechts	68.31
8041	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	EG.	links	43.77
8042	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	EG.	mitte	45.11
8043	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	EG.	rechts	45.11
8044	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	1. OG.	links	43.77
8045	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	1. OG.	mitte	45.11
8046	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	1. OG.	rechts	45.11
8047	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	2. OG.	links	43.77
8048	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	2. OG.	mitte	45.11
8049	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	2. OG.	rechts	45.11
8050	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	3. OG.	links	43.77
8051	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	3. OG.	mitte	45.11
8052	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	109	Wohnung	Wohnung	3. OG.	rechts	45.11
4886	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	EG.	links	67.79
4888	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	EG.	mitte	54.76
4892	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	EG.	rechts	67.79
4893	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	1. OG.	links	67.71
4896	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	1. OG.	mitte	54.67
4897	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	1. OG.	rechts	67.71
4900	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	2. OG.	links	67.71
4901	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	2. OG.	mitte	54.67
4902	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	2. OG.	rechts	67.71
4903	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	3. OG.	links	67.71
4905	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	3. OG.	mitte	54.67
4906	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	3. OG.	rechts	67.71
4907	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	4. OG.	links	67.71
4908	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	4. OG.	mitte	54.67
4909	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	4. OG.	rechts	67.71
4911	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	5. OG.	links	67.71
4912	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	5. OG.	mitte	54.67
4913	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	5. OG.	rechts	67.71
4914	CASABLANCA	19	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	6. OG.	links	67.71
4916	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	6. OG.	mitte	54.67
4918	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	6. OG.	rechts	67.71
4920	CASABLANCA	22	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	7. OG.	links	67.71
4922	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	7. OG.	mitte	54.67
4924	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	130	Wohnung	Wohnung	7. OG.	rechts	67.71
4671	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	EG.	links	83.34
4672	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	EG.	links	53.30
4673	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	EG.	rechts	53.30
4674	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	EG.	rechts	67.01
4675	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	EG.	rechts	69.33
4676	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	1. OG.	links	83.34
4677	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	1. OG.	links	53.30
4678	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	1. OG.	rechts	53.30
4679	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	1. OG.	rechts	67.01
4680	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	1. OG.	rechts	69.33
4681	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	2. OG.	links	83.34
4682	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	2. OG.	links	53.30
4683	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	2. OG.	rechts	53.30
4684	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	2. OG.	rechts	67.01
4685	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	2. OG.	rechts	69.33
4686	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	3. OG.	links	83.34
4687	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	3. OG.	links	53.30
4688	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	3. OG.	rechts	53.30
4689	CASABLANCA	19	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	3. OG.	rechts	67.01
4690	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	3. OG.	rechts	69.33
4691	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	4. OG.	links	83.34
4692	CASABLANCA	22	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	4. OG.	links	53.30
4693	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	4. OG.	rechts	53.30
4694	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	4. OG.	rechts	67.01
4695	CASABLANCA	25	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	4. OG.	rechts	69.33
4696	CASABLANCA	26	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	5. OG.	links	83.34
4697	CASABLANCA	27	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	5. OG.	links	53.30
4698	CASABLANCA	28	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	5. OG.	rechts	53.30
4699	CASABLANCA	29	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	5. OG.	rechts	67.01
4700	CASABLANCA	30	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	5. OG.	rechts	69.33
4701	CASABLANCA	31	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	6. OG.	links	83.34
4702	CASABLANCA	32	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	6. OG.	links	53.30
4703	CASABLANCA	33	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	6. OG.	rechts	53.30
4704	CASABLANCA	34	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	6. OG.	rechts	67.01
4705	CASABLANCA	35	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	6. OG.	rechts	69.33
4707	CASABLANCA	36	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	7. OG.	links	83.34
4706	CASABLANCA	37	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	7. OG.	links	53.30
4708	CASABLANCA	38	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	7. OG.	rechts	53.30
4709	CASABLANCA	39	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	7. OG.	rechts	67.01
4710	CASABLANCA	40	60439	Frankfurt am Main	Hammarskjöldring	140	Wohnung	Wohnung	7. OG.	rechts	69.33
4827	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	EG.	links	71.40
4828	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	EG.	mitte	56.96
4831	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	EG.	rechts	71.40
4835	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	1. OG.	mitte	56.87
4838	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	1. OG.	rechts	71.32
4840	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	2. OG.	links	71.32
4841	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	2. OG.	mitte	56.87
4844	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	2. OG.	rechts	71.32
4847	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	3. OG.	links	71.32
4849	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	3. OG.	mitte	56.87
4851	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	3. OG.	rechts	71.32

4854	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	4. OG.	links	71.32
4856	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	4. OG.	mitte	56.87
4858	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	4. OG.	rechts	71.32
4860	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	5. OG.	links	71.32
4861	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	5. OG.	mitte	56.87
4864	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	5. OG.	rechts	71.32
4872	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	6. OG.	mitte	57.07
4875	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	6. OG.	rechts	71.32
4876	CASABLANCA	22	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	7. OG.	links	71.32
4878	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	7. OG.	mitte	56.87
4881	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	142	Wohnung	Wohnung	7. OG.	rechts	71.32
4811	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	148	Wohnung	Wohnung	EG.	links	52.60
4812	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	148	Wohnung	Wohnung	EG.	rechts	68.31
4813	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	148	Wohnung	Wohnung	1. OG.	links	52.60
4814	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	148	Wohnung	Wohnung	1. OG.	rechts	68.31
4815	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	148	Wohnung	Wohnung	2. OG.	links	52.60
4818	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	150	Wohnung	Wohnung	EG.	links	80.83
4819	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	150	Wohnung	Wohnung	EG.	rechts	68.59
4820	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	150	Wohnung	Wohnung	1. OG.	links	80.83
4823	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	150	Wohnung	Wohnung	2. OG.	rechts	68.59
4769	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	EG.	links	83.34
4770	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	EG.	links	53.30
4771	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	EG.	rechts	53.30
4772	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	EG.	rechts	67.01
4773	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	EG.	rechts	69.33
4774	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	1. OG.	links	83.34
4775	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	1. OG.	links	53.30
4776	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	1. OG.	rechts	53.30
4777	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	1. OG.	rechts	67.01
4778	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	1. OG.	rechts	69.33
4780	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	2. OG.	links	53.30
4781	CASABLANCA	13	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	2. OG.	rechts	53.30
4782	CASABLANCA	14	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	2. OG.	rechts	67.01
4783	CASABLANCA	15	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	2. OG.	rechts	69.33
4784	CASABLANCA	16	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	3. OG.	links	83.34
4785	CASABLANCA	17	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	3. OG.	links	53.30
4786	CASABLANCA	18	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	3. OG.	rechts	53.30
4787	CASABLANCA	19	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	3. OG.	rechts	67.01
4788	CASABLANCA	20	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	3. OG.	rechts	69.33
4789	CASABLANCA	21	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	4. OG.	links	83.34
4790	CASABLANCA	22	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	4. OG.	links	53.30
4791	CASABLANCA	23	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	4. OG.	rechts	53.30
4792	CASABLANCA	24	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	4. OG.	rechts	67.01
4793	CASABLANCA	25	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	4. OG.	rechts	69.33
4795	CASABLANCA	27	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	5. OG.	links	53.30
4796	CASABLANCA	28	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	5. OG.	rechts	53.30
4797	CASABLANCA	29	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	5. OG.	rechts	67.01
4798	CASABLANCA	30	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	5. OG.	rechts	69.33
4799	CASABLANCA	31	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	6. OG.	links	83.34
4800	CASABLANCA	32	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	6. OG.	links	53.30
4801	CASABLANCA	33	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	6. OG.	rechts	53.30
4802	CASABLANCA	34	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	6. OG.	rechts	67.01
4803	CASABLANCA	35	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	6. OG.	rechts	69.33
4804	CASABLANCA	36	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	7. OG.	links	83.34
4805	CASABLANCA	37	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	7. OG.	links	53.30
4806	CASABLANCA	38	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	7. OG.	rechts	53.30
4807	CASABLANCA	39	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	7. OG.	rechts	67.01
4808	CASABLANCA	40	60439	Frankfurt am Main	Hammarskjöldring	156	Wohnung	Wohnung	7. OG.	rechts	69.33
8321	CASABLANCA	01	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	EG.	links	43.77
8322	CASABLANCA	02	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	EG.	mitte	45.11
8323	CASABLANCA	03	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	EG.	rechts	45.11
8324	CASABLANCA	04	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	1. OG.	links	43.77
8325	CASABLANCA	05	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	1. OG.	mitte	45.11
8326	CASABLANCA	06	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	1. OG.	rechts	45.11
8327	CASABLANCA	07	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	2. OG.	links	45.77
8328	CASABLANCA	08	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	2. OG.	mitte	45.11
8329	CASABLANCA	09	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	2. OG.	rechts	45.11
8330	CASABLANCA	10	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	3. OG.	links	43.77
8331	CASABLANCA	11	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	3. OG.	mitte	45.11
8332	CASABLANCA	12	60439	Frankfurt am Main	Hammarskjöldring	170	Wohnung	Wohnung	3. OG.	rechts	45.11
4825	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	1	Wohnung	Wohnung	EG.	links	70.59
4829	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	1	Wohnung	Wohnung	1. OG.	links	70.59
4832	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	1	Wohnung	Wohnung	2. OG.	links	70.59
4834	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	1	Wohnung	Wohnung	2. OG.	rechts	78.38
4837	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	1	Wohnung	Wohnung	3. OG.	links	70.59
4839	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	1	Wohnung	Wohnung	3. OG.	rechts	78.38
4958	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	2	Wohnung	Wohnung	EG.	links	80.32
4960	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	2	Wohnung	Wohnung	EG.	rechts	68.43
4962	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	2	Wohnung	Wohnung	1. OG.	links	80.32
4964	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	2	Wohnung	Wohnung	1. OG.	rechts	68.43
4965	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	2	Wohnung	Wohnung	2. OG.	links	80.32
4968	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	2	Wohnung	Wohnung	2. OG.	rechts	68.43
4969	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	2	Wohnung	Wohnung	3. OG.	links	80.32
4972	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	2	Wohnung	Wohnung	3. OG.	rechts	68.43
4845	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	3	Wohnung	Wohnung	EG.	rechts	76.78
4848	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	3	Wohnung	Wohnung	1. OG.	links	54.18
4852	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	3	Wohnung	Wohnung	1. OG.	rechts	76.78
4857	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	3	Wohnung	Wohnung	2. OG.	rechts	76.78
4859	CASABLANCA	15	60439	Frankfurt am Main	Niederurseler Landstraße	3	Wohnung	Wohnung	3. OG.	links	54.18
4974	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	4	Wohnung	Wohnung	EG.	links	68.43
4975	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	4	Wohnung	Wohnung	EG.	rechts	68.43
4976	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	4	Wohnung	Wohnung	1. OG.	links	68.43
4977	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	4	Wohnung	Wohnung	1. OG.	rechts	68.43
4979	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	4	Wohnung	Wohnung	2. OG.	links	68.43
4981	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	4	Wohnung	Wohnung	2. OG.	rechts	68.43
4984	CASABLANCA	15	60439	Frankfurt am Main	Niederurseler Landstraße	4	Wohnung	Wohnung	3. OG.	links	68.43
4985	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	4	Wohnung	Wohnung	3. OG.	rechts	68.43
4986	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	EG.	links	71.33
4988	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	EG.	mitte	56.97
4990	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	EG.	rechts	70.15
4991	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	1. OG.	links	71.25
4993	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	1. OG.	mitte	56.88
4995	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	1. OG.	rechts	70.08
4997	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	2. OG.	links	71.25
4999	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	2. OG.	mitte	56.88
5000	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	2. OG.	rechts	70.08
5001	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	3. OG.	links	71.25
5002	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	3. OG.	mitte	56.88
5004	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	3. OG.	rechts	70.08
5005	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	4. OG.	links	71.25
5007	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	4. OG.	mitte	56.88
5009	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	5. OG.	links	71.25
5011	CASABLANCA	17	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	5. OG.	mitte	56.88
5012	CASABLANCA	18	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	5. OG.	rechts	70.08
5013	CASABLANCA	19	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	6. OG.	links	71.25
5015	CASABLANCA	21	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	6. OG.	rechts	70.08
5016	CASABLANCA	22	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	7. OG.	links	71.25
5017	CASABLANCA	23	60439	Frankfurt am Main	Niederurseler Landstraße	5	Wohnung	Wohnung	7. OG.	mitte	56.88
8446	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	6	Wohnung	Wohnung	EG.	links	98.50
8447	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	6	Wohnung	Wohnung	EG.	rechts	111.60
8448	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	6	Wohnung	Wohnung	1. OG.	links	98.50
8449	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	6	Wohnung	Wohnung	1. OG.	rechts	111.60
8450	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	6	Wohnung	Wohnung	2. OG.	links	98.50
8451	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	6	Wohnung	Wohnung	2. OG.	rechts	111.60
5019	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	EG.	links	67.79
5020	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	EG.	mitte	54.76
5021	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	EG.	rechts	67.79
5022	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	1. OG.	links	67.71

5023	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	1. OG.	mitte	54.67
5024	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	1. OG.	rechts	67.71
5025	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	2. OG.	links	67.71
5026	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	2. OG.	mitte	54.67
5027	CASABLANCA	15	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	2. OG.	rechts	67.71
5028	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	3. OG.	links	67.71
5029	CASABLANCA	17	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	3. OG.	mitte	54.67
5031	CASABLANCA	18	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	3. OG.	rechts	67.71
5033	CASABLANCA	19	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	4. OG.	links	67.71
5034	CASABLANCA	20	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	4. OG.	mitte	54.67
5036	CASABLANCA	21	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	4. OG.	rechts	67.71
5037	CASABLANCA	22	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	5. OG.	links	67.71
5038	CASABLANCA	23	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	5. OG.	mitte	54.67
5040	CASABLANCA	24	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	5. OG.	rechts	67.71
5041	CASABLANCA	25	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	6. OG.	links	67.71
5043	CASABLANCA	26	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	6. OG.	mitte	54.67
5044	CASABLANCA	27	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	6. OG.	rechts	67.71
5045	CASABLANCA	28	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	7. OG.	links	67.71
5047	CASABLANCA	29	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	7. OG.	mitte	54.67
5049	CASABLANCA	30	60439	Frankfurt am Main	Niederurseler Landstraße	8	Wohnung	Wohnung	7. OG.	rechts	67.71
4458	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	EG.	links	94.61
4459	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	EG.	links	75.90
4460	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	EG.	rechts	53.73
4461	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	EG.	rechts	53.73
4462	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	EG.	rechts	68.47
4463	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	1. OG.	links	94.61
4464	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	1. OG.	links	75.90
4465	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	1. OG.	rechts	53.73
4466	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	1. OG.	rechts	53.73
4467	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	1. OG.	rechts	68.47
4468	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	2. OG.	links	94.61
4469	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	2. OG.	links	75.90
4470	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	2. OG.	rechts	53.73
4471	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	2. OG.	rechts	53.73
4472	CASABLANCA	15	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	2. OG.	rechts	68.47
4473	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	3. OG.	links	94.61
4474	CASABLANCA	17	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	3. OG.	links	75.90
4475	CASABLANCA	18	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	3. OG.	rechts	53.73
4476	CASABLANCA	19	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	3. OG.	rechts	53.73
4477	CASABLANCA	20	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	3. OG.	rechts	68.47
4478	CASABLANCA	21	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	4. OG.	links	94.61
4479	CASABLANCA	22	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	4. OG.	links	75.90
4480	CASABLANCA	23	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	4. OG.	rechts	53.73
4481	CASABLANCA	24	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	4. OG.	rechts	53.73
4482	CASABLANCA	25	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	4. OG.	rechts	68.47
4488	CASABLANCA	26	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	5. OG.	links	94.61
4490	CASABLANCA	27	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	5. OG.	links	75.91
4491	CASABLANCA	28	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	5. OG.	rechts	53.73
4494	CASABLANCA	29	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	5. OG.	rechts	53.73
4495	CASABLANCA	30	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	5. OG.	rechts	68.47
4497	CASABLANCA	31	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	6. OG.	links	94.61
4499	CASABLANCA	32	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	6. OG.	links	75.90
4501	CASABLANCA	33	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	6. OG.	rechts	53.73
4503	CASABLANCA	34	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	6. OG.	rechts	53.73
4505	CASABLANCA	35	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	6. OG.	rechts	68.47
4506	CASABLANCA	36	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	7. OG.	links	94.61
4507	CASABLANCA	37	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	7. OG.	links	75.90
4508	CASABLANCA	38	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	7. OG.	rechts	53.73
4509	CASABLANCA	39	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	7. OG.	rechts	53.73
4510	CASABLANCA	40	60439	Frankfurt am Main	Niederurseler Landstraße	19	Wohnung	Wohnung	7. OG.	rechts	68.47
4655	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	27	Wohnung	Wohnung	EG.	links	82.85
4658	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	27	Wohnung	Wohnung	1. OG.	rechts	70.62
4661	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	27	Wohnung	Wohnung	3. OG.	links	82.85
4662	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	27	Wohnung	Wohnung	3. OG.	rechts	70.62
4663	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	29	Wohnung	Wohnung	EG.	links	70.62
4665	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	29	Wohnung	Wohnung	1. OG.	links	70.62
4666	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	29	Wohnung	Wohnung	1. OG.	rechts	70.62
4667	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	29	Wohnung	Wohnung	2. OG.	links	70.62
4668	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	29	Wohnung	Wohnung	2. OG.	rechts	70.62
4670	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	29	Wohnung	Wohnung	3. OG.	rechts	70.62
4867	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	31	Wohnung	Wohnung	EG.	rechts	78.32
4870	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	31	Wohnung	Wohnung	1. OG.	rechts	78.32
4871	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	31	Wohnung	Wohnung	2. OG.	links	70.53
4877	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	31	Wohnung	Wohnung	3. OG.	links	70.53
4883	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	33	Wohnung	Wohnung	EG.	links	54.12
4889	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	33	Wohnung	Wohnung	1. OG.	links	54.12
4894	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	33	Wohnung	Wohnung	2. OG.	links	54.12
4910	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	33	Wohnung	Wohnung	3. OG.	rechts	77.76
4919	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	53	Wohnung	Wohnung	EG.	links	54.94
4923	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	53	Wohnung	Wohnung	EG.	rechts	71.03
4926	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	53	Wohnung	Wohnung	1. OG.	links	54.94
4928	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	53	Wohnung	Wohnung	1. OG.	rechts	71.03
4931	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	53	Wohnung	Wohnung	2. OG.	links	54.94
4933	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	53	Wohnung	Wohnung	2. OG.	rechts	71.03
4935	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	55	Wohnung	Wohnung	EG.	links	83.55
4938	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	55	Wohnung	Wohnung	EG.	rechts	71.17
4939	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	55	Wohnung	Wohnung	1. OG.	links	83.55
4941	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	55	Wohnung	Wohnung	1. OG.	rechts	71.17
4944	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	55	Wohnung	Wohnung	2. OG.	links	83.55
4947	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	55	Wohnung	Wohnung	2. OG.	rechts	71.17
4740	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	61	Wohnung	Wohnung	EG.	links	70.96
4741	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	61	Wohnung	Wohnung	EG.	rechts	70.62
4744	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	61	Wohnung	Wohnung	1. OG.	rechts	70.62
4745	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	61	Wohnung	Wohnung	2. OG.	links	70.96
4746	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	61	Wohnung	Wohnung	2. OG.	rechts	70.62
4749	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	63	Wohnung	Wohnung	EG.	links	82.51
4750	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	63	Wohnung	Wohnung	EG.	rechts	70.62
4752	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	63	Wohnung	Wohnung	1. OG.	rechts	70.62
4753	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	63	Wohnung	Wohnung	2. OG.	links	82.51
4754	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	63	Wohnung	Wohnung	2. OG.	rechts	70.62
4755	CASABLANCA	15	60439	Frankfurt am Main	Niederurseler Landstraße	63	Wohnung	Wohnung	3. OG.	links	82.51
4756	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	63	Wohnung	Wohnung	3. OG.	rechts	70.62
4716	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	EG.	links	71.34
4717	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	EG.	mitte	56.97
4718	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	EG.	rechts	71.34
4719	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	1. OG.	links	71.26
4720	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	1. OG.	mitte	56.88
4721	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	1. OG.	rechts	71.26
4722	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	2. OG.	links	71.26
4723	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	2. OG.	mitte	56.88
4724	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	2. OG.	rechts	71.26
4725	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	3. OG.	links	71.26
4726	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	3. OG.	mitte	56.88
4727	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	3. OG.	rechts	71.26
4728	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	4. OG.	links	71.26
4729	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	4. OG.	mitte	56.88
4730	CASABLANCA	15	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	4. OG.	rechts	71.26
4731	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	5. OG.	links	71.26
4732	CASABLANCA	17	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	5. OG.	mitte	56.88
4733	CASABLANCA	18	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	5. OG.	rechts	71.26
4734	CASABLANCA	19	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	6. OG.	links	71.26
4735	CASABLANCA	20	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	6. OG.	mitte	56.88
4736	CASABLANCA	21	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	6. OG.	rechts	71.26
4737	CASABLANCA	22	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	7. OG.	links	71.26
4738	CASABLANCA	23	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	7. OG.	mitte	56.88
4739	CASABLANCA	24	60439	Frankfurt am Main	Niederurseler Landstraße	79	Wohnung	Wohnung	7. OG.	rechts	71.26
4757	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	105	Wohnung	Wohnung	EG.	links	80.83
4758	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	105	Wohnung	Wohnung	EG.	rechts	68.45

4759	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	105	Wohnung	Wohnung	1. OG.	links	80.83
4760	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	105	Wohnung	Wohnung	1. OG.	rechts	68.45
4761	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	105	Wohnung	Wohnung	2. OG.	links	80.83
4762	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	105	Wohnung	Wohnung	2. OG.	rechts	68.45
4763	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	107	Wohnung	Wohnung	EG.	links	52.22
4764	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	107	Wohnung	Wohnung	EG.	rechts	68.31
4765	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	107	Wohnung	Wohnung	1. OG.	links	52.22
4766	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	107	Wohnung	Wohnung	1. OG.	rechts	68.31
4767	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	107	Wohnung	Wohnung	2. OG.	links	52.22
4768	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	107	Wohnung	Wohnung	2. OG.	rechts	68.31
798	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	EG.	links	43.77
800	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	EG.	mitte	45.11
803	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	EG.	rechts	45.11
804	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	1. OG.	links	43.77
806	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	1. OG.	mitte	45.11
809	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	2. OG.	links	43.77
812	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	2. OG.	mitte	45.11
814	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	3. OG.	links	43.77
815	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	3. OG.	mitte	45.11
880	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	139	Wohnung	Wohnung	3. OG.	rechts	45.11
7457	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	EG.	links	67.79
7461	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	EG.	mitte	54.76
7466	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	EG.	rechts	67.79
7463	CASABLANCA	04	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	1. OG.	links	67.71
7467	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	1. OG.	mitte	54.67
7468	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	1. OG.	rechts	67.71
7469	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	2. OG.	links	67.71
7470	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	2. OG.	mitte	54.67
7477	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	3. OG.	links	67.71
7479	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	3. OG.	mitte	54.67
7485	CASABLANCA	12	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	3. OG.	rechts	67.71
7488	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	4. OG.	links	67.71
7491	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	4. OG.	mitte	54.67
7498	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	5. OG.	links	67.71
7499	CASABLANCA	17	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	5. OG.	mitte	54.67
7502	CASABLANCA	18	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	5. OG.	rechts	67.71
7505	CASABLANCA	19	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	6. OG.	links	67.71
7509	CASABLANCA	20	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	6. OG.	mitte	54.67
7510	CASABLANCA	21	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	6. OG.	rechts	67.71
7511	CASABLANCA	22	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	7. OG.	links	67.71
7512	CASABLANCA	23	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	7. OG.	mitte	54.67
7513	CASABLANCA	24	60439	Frankfurt am Main	Niederurseler Landstraße	141	Wohnung	Wohnung	7. OG.	rechts	67.71
896	CASABLANCA	01	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	EG.	links	71.34
899	CASABLANCA	02	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	EG.	mitte	56.97
898	CASABLANCA	03	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	EG.	rechts	71.34
901	CASABLANCA	05	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	1. OG.	mitte	56.88
902	CASABLANCA	06	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	1. OG.	rechts	71.26
903	CASABLANCA	07	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	2. OG.	links	71.26
904	CASABLANCA	08	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	2. OG.	mitte	56.88
905	CASABLANCA	09	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	2. OG.	rechts	71.26
906	CASABLANCA	10	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	3. OG.	links	71.26
907	CASABLANCA	11	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	3. OG.	mitte	56.88
909	CASABLANCA	13	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	4. OG.	links	71.26
910	CASABLANCA	14	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	4. OG.	mitte	56.88
912	CASABLANCA	16	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	5. OG.	links	71.26
915	CASABLANCA	19	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	6. OG.	links	71.26
916	CASABLANCA	20	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	6. OG.	mitte	56.88
920	CASABLANCA	24	60439	Frankfurt am Main	Niederurseler Landstraße	153	Wohnung	Wohnung	7. OG.	rechts	71.26
921	CASABLANCA	01	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	EG.	links	69.33
922	CASABLANCA	02	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	EG.	links	67.01
923	CASABLANCA	03	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	EG.	rechts	53.30
924	CASABLANCA	04	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	EG.	rechts	53.30
925	CASABLANCA	05	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	EG.	rechts	83.34
926	CASABLANCA	06	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	1. OG.	links	69.33
927	CASABLANCA	07	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	1. OG.	links	67.01
928	CASABLANCA	08	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	1. OG.	rechts	53.30
929	CASABLANCA	09	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	1. OG.	rechts	53.30
930	CASABLANCA	10	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	1. OG.	rechts	83.34
931	CASABLANCA	11	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	2. OG.	links	69.33
1032	CASABLANCA	12	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	2. OG.	links	67.01
932	CASABLANCA	13	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	2. OG.	rechts	53.30
942	CASABLANCA	14	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	2. OG.	rechts	53.30
944	CASABLANCA	15	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	2. OG.	rechts	83.34
952	CASABLANCA	17	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	3. OG.	links	67.01
956	CASABLANCA	18	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	3. OG.	rechts	53.30
958	CASABLANCA	19	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	3. OG.	rechts	53.30
959	CASABLANCA	20	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	3. OG.	rechts	83.34
961	CASABLANCA	21	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	4. OG.	links	69.33
962	CASABLANCA	22	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	4. OG.	links	67.01
964	CASABLANCA	23	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	4. OG.	rechts	53.30
965	CASABLANCA	24	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	4. OG.	rechts	53.30
969	CASABLANCA	26	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	5. OG.	links	69.33
971	CASABLANCA	27	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	5. OG.	links	67.01
972	CASABLANCA	28	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	5. OG.	rechts	53.30
973	CASABLANCA	29	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	5. OG.	rechts	53.30
974	CASABLANCA	30	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	5. OG.	rechts	83.34
975	CASABLANCA	31	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	6. OG.	links	69.33
976	CASABLANCA	32	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	6. OG.	links	67.01
977	CASABLANCA	33	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	6. OG.	rechts	53.30
978	CASABLANCA	34	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	6. OG.	rechts	53.30
979	CASABLANCA	35	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	6. OG.	rechts	83.34
980	CASABLANCA	36	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	7. OG.	links	69.33
981	CASABLANCA	37	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	7. OG.	links	67.01
983	CASABLANCA	39	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	7. OG.	rechts	53.30
984	CASABLANCA	40	60439	Frankfurt am Main	Oswaltstr.	7	Wohnung	Wohnung	7. OG.	rechts	83.34
638	CASABLANCA	03	60439	Frankfurt am Main	Oswaltstraße	24	Wohnung	Wohnung	1. OG.	links	68.43
639	CASABLANCA	04	60439	Frankfurt am Main	Oswaltstraße	24	Wohnung	Wohnung	1. OG.	rechts	68.43
640	CASABLANCA	05	60439	Frankfurt am Main	Oswaltstraße	24	Wohnung	Wohnung	2. OG.	links	68.43
647	CASABLANCA	07	60439	Frankfurt am Main	Oswaltstraße	24	Wohnung	Wohnung	3. OG.	links	68.43
652	CASABLANCA	11	60439	Frankfurt am Main	Oswaltstraße	26	Wohnung	Wohnung	1. OG.	links	80.32
654	CASABLANCA	12	60439	Frankfurt am Main	Oswaltstraße	26	Wohnung	Wohnung	1. OG.	rechts	68.43
660	CASABLANCA	14	60439	Frankfurt am Main	Oswaltstraße	26	Wohnung	Wohnung	2. OG.	rechts	68.43
661	CASABLANCA	15	60439	Frankfurt am Main	Oswaltstraße	26	Wohnung	Wohnung	3. OG.	links	80.32
663	CASABLANCA	16	60439	Frankfurt am Main	Oswaltstraße	26	Wohnung	Wohnung	3. OG.	rechts	68.43
671	CASABLANCA	01	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	EG.	links	71.34
673	CASABLANCA	02	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	EG.	mitte	56.97
676	CASABLANCA	05	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	1. OG.	mitte	56.88
678	CASABLANCA	07	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	2. OG.	links	71.26
679	CASABLANCA	08	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	2. OG.	mitte	56.88
682	CASABLANCA	11	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	3. OG.	mitte	56.88
684	CASABLANCA	13	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	4. OG.	links	71.26
685	CASABLANCA	14	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	4. OG.	mitte	56.88
686	CASABLANCA	15	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	4. OG.	rechts	71.26
688	CASABLANCA	17	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	5. OG.	mitte	56.88
689	CASABLANCA	18	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	5. OG.	rechts	71.26
690	CASABLANCA	19	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	6. OG.	links	71.26
694	CASABLANCA	20	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	6. OG.	mitte	56.88
695	CASABLANCA	21	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	6. OG.	rechts	71.26
697	CASABLANCA	22	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	7. OG.	links	71.26
698	CASABLANCA	23	60439	Frankfurt am Main	Oswaltstraße	28	Wohnung	Wohnung	7. OG.	mitte	56.88
704	CASABLANCA	25	60439	Frankfurt am Main	Oswaltstraße	28	sonstiges	Keller	1. UG.
1888	CASABLANCA	G241	88046	Friedrichshafen	Länderöschstr.	78-1	Garage	Garage
1892	CASABLANCA	G243	88046	Friedrichshafen	Länderöschstr.	78-1	Garage	Garage
1893	CASABLANCA	G244	88046	Friedrichshafen	Länderöschstr.	78-1	Garage	Garage
1896	CASABLANCA	G246	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage
1901	CASABLANCA	G249	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage
1903	CASABLANCA	G250	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage
1905	CASABLANCA	G251	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage

1936	CASABLANCA	G252	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage
1910	CASABLANCA	G255	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage
1913	CASABLANCA	G256	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage
1914	CASABLANCA	G257	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage
1916	CASABLANCA	G258	88046	Friedrichshafen	Länderöschstr.	78-2	Garage	Garage
1660	CASABLANCA	069	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	EG.	links	78.15
1661	CASABLANCA	070	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	EG.	mitte	44.00
1663	CASABLANCA	072	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	EG.	rechts	70.25
1665	CASABLANCA	074	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	1. OG.	mitte	44.00
1667	CASABLANCA	075	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	1. OG.	mitte	59.80
1669	CASABLANCA	076	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	1. OG.	rechts	70.25
1671	CASABLANCA	078	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	2. OG.	mitte	44.00
1672	CASABLANCA	079	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	2. OG.	mitte	59.80
1673	CASABLANCA	080	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	2. OG.	rechts	70.25
1674	CASABLANCA	081	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	3. OG.	links	78.15
1675	CASABLANCA	082	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	3. OG.	mitte	44.00
1677	CASABLANCA	083	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	3. OG.	mitte	59.80
1686	CASABLANCA	086	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	4. OG.	mitte	44.00
1688	CASABLANCA	087	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	4. OG.	mitte	59.80
1691	CASABLANCA	088	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	4. OG.	rechts	70.25
1694	CASABLANCA	090	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	5. OG.	mitte	44.00
1700	CASABLANCA	094	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	6. OG.	mitte	44.00
1702	CASABLANCA	095	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	6. OG.	mitte	59.80
1703	CASABLANCA	096	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	6. OG.	rechts	70.25
1704	CASABLANCA	097	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	7. OG.	links	78.15
1705	CASABLANCA	098	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	7. OG.	mitte	44.00
1706	CASABLANCA	099	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	7. OG.	mitte	59.80
1708	CASABLANCA	101	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	8. OG.	links	78.15
1709	CASABLANCA	102	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	8. OG.	mitte	44.00
1710	CASABLANCA	103	88046	Friedrichshafen	Länderöschstraße	72	Wohnung	Wohnung	8. OG.	mitte	59.80
1712	CASABLANCA	105	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	EG.	links	78.15
1713	CASABLANCA	106	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	EG.	mitte	44.00
1714	CASABLANCA	107	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	EG.	mitte	59.80
1715	CASABLANCA	108	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	EG.	rechts	70.25
1717	CASABLANCA	110	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	1. OG.	mitte	44.00
1718	CASABLANCA	111	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	1. OG.	mitte	59.80
1719	CASABLANCA	112	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	1. OG.	rechts	70.25
1720	CASABLANCA	113	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	2. OG.	links	78.15
1721	CASABLANCA	114	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	2. OG.	mitte	44.00
1722	CASABLANCA	115	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	2. OG.	mitte	59.80
1724	CASABLANCA	117	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	3. OG.	links	78.15
1725	CASABLANCA	118	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	3. OG.	mitte	44.00
1730	CASABLANCA	119	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	3. OG.	mitte	59.80
1726	CASABLANCA	120	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	3. OG.	rechts	70.25
1727	CASABLANCA	121	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	4. OG.	links	78.15
1728	CASABLANCA	122	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	4. OG.	mitte	44.00
1731	CASABLANCA	124	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	4. OG.	rechts	70.25
1732	CASABLANCA	125	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	5. OG.	links	78.15
1733	CASABLANCA	126	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	5. OG.	mitte	44.00
1734	CASABLANCA	127	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	5. OG.	mitte	59.80
1735	CASABLANCA	128	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	5. OG.	rechts	70.25
1736	CASABLANCA	129	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	6. OG.	links	78.15
1737	CASABLANCA	130	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	6. OG.	mitte	44.00
1738	CASABLANCA	131	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	6. OG.	mitte	59.80
1739	CASABLANCA	132	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	6. OG.	rechts	70.25
1740	CASABLANCA	133	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	7. OG.	links	78.15
1741	CASABLANCA	134	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	7. OG.	mitte	44.00
1742	CASABLANCA	135	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	7. OG.	mitte	59.80
1745	CASABLANCA	138	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	8. OG.	mitte	44.00
1746	CASABLANCA	139	88046	Friedrichshafen	Länderöschstraße	76	Wohnung	Wohnung	8. OG.	mitte	59.80
1969	CASABLANCA	Z	88046	Friedrichshafen	Länderöschstraße	76	sonstiges	Zigarettenautomat
1937	CASABLANCA	S01	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1922	CASABLANCA	S02	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1928	CASABLANCA	S03	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1930	CASABLANCA	S04	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1931	CASABLANCA	S05	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1933	CASABLANCA	S07	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1934	CASABLANCA	S08	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1935	CASABLANCA	S09	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1938	CASABLANCA	S10	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1939	CASABLANCA	S11	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1942	CASABLANCA	S14	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1944	CASABLANCA	S16	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1968	CASABLANCA	S34	88046	Friedrichshafen	Länderöschstraße	78	Stellplatz	Stellplatz
1748	CASABLANCA	141	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	EG.	links	78.15
1749	CASABLANCA	142	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	EG.	mitte	44.00
1750	CASABLANCA	143	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	EG.	mitte	59.80
1751	CASABLANCA	144	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	EG.	rechts	70.25
1753	CASABLANCA	146	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	1. OG.	mitte	44.00
1754	CASABLANCA	147	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	1. OG.	mitte	59.80
1757	CASABLANCA	150	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	2. OG.	mitte	44.00
1759	CASABLANCA	152	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	2. OG.	rechts	70.25
1760	CASABLANCA	153	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	3. OG.	links	78.15
1761	CASABLANCA	154	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	3. OG.	mitte	44.00
1762	CASABLANCA	155	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	3. OG.	mitte	59.80
1764	CASABLANCA	157	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	4. OG.	links	78.15
1765	CASABLANCA	158	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	4. OG.	mitte	44.00
1766	CASABLANCA	159	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	4. OG.	mitte	59.80
1767	CASABLANCA	160	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	4. OG.	rechts	70.25
1769	CASABLANCA	162	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	5. OG.	mitte	44.00
1770	CASABLANCA	163	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	5. OG.	mitte	59.80
1771	CASABLANCA	164	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	5. OG.	rechts	70.25
1772	CASABLANCA	165	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	6. OG.	links	78.15
1774	CASABLANCA	167	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	6. OG.	mitte	59.80
1775	CASABLANCA	168	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	6. OG.	rechts	70.25
1776	CASABLANCA	169	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	7. OG.	links	78.15
1777	CASABLANCA	170	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	7. OG.	mitte	44.00
1778	CASABLANCA	171	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	7. OG.	mitte	59.80
1783	CASABLANCA	173	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	8. OG.	links	78.15
1785	CASABLANCA	174	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	8. OG.	mitte	44.00
1786	CASABLANCA	175	88046	Friedrichshafen	Länderöschstraße	80	Wohnung	Wohnung	8. OG.	mitte	59.80
1591	CASABLANCA	001	88046	Friedrichshafen	Lindenstraße	41	Wohnung	Wohnung	EG.	links	72.80
1593	CASABLANCA	003	88046	Friedrichshafen	Lindenstraße	41	Wohnung	Wohnung	1. OG.	links	72.80
1594	CASABLANCA	004	88046	Friedrichshafen	Lindenstraße	41	Wohnung	Wohnung	1. OG.	rechts	72.82
1595	CASABLANCA	005	88046	Friedrichshafen	Lindenstraße	41	Wohnung	Wohnung	2. OG.	links	72.80
1599	CASABLANCA	009	88046	Friedrichshafen	Lindenstraße	43	Wohnung	Wohnung	EG.	links	95.04
1600	CASABLANCA	010	88046	Friedrichshafen	Lindenstraße	43	Wohnung	Wohnung	EG.	rechts	78.06
1601	CASABLANCA	011	88046	Friedrichshafen	Lindenstraße	43	Wohnung	Wohnung	1. OG.	links	95.04
1604	CASABLANCA	014	88046	Friedrichshafen	Lindenstraße	43	Wohnung	Wohnung	2. OG.	rechts	78.06
1606	CASABLANCA	016	88046	Friedrichshafen	Lindenstraße	43	Wohnung	Wohnung	3. OG.	rechts	78.06
1793	CASABLANCA	G177	88046	Friedrichshafen	Lindenstraße	45	Garage	Garage
1808	CASABLANCA	G178	88046	Friedrichshafen	Lindenstraße	45	Garage	Garage
1810	CASABLANCA	G179	88046	Friedrichshafen	Lindenstraße	45	Garage	Garage
1957	CASABLANCA	S25	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
1959	CASABLANCA	S26	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
1960	CASABLANCA	S27	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
1961	CASABLANCA	S28	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
1962	CASABLANCA	S29	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
1964	CASABLANCA	S30	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
1965	CASABLANCA	S31	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
1966	CASABLANCA	S32	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
2362	CASABLANCA	S33	88046	Friedrichshafen	Lindenstraße	45	Stellplatz	Stellplatz
1607	CASABLANCA	017	88046	Friedrichshafen	Lindenstraße	47	Wohnung	Wohnung	EG.	links	72.80
1610	CASABLANCA	020	88046	Friedrichshafen	Lindenstraße	47	Wohnung	Wohnung	1. OG.	rechts	72.82
1612	CASABLANCA	022	88046	Friedrichshafen	Lindenstraße	47	Wohnung	Wohnung	2. OG.	rechts	72.82

1613	CASABLANCA	023	88046	Friedrichshafen	Lindenstraße	47	Wohnung	Wohnung	3. OG.	links	72.80
1614	CASABLANCA	024	88046	Friedrichshafen	Lindenstraße	47	Wohnung	Wohnung	3. OG.	rechts	72.82
1616	CASABLANCA	026	88046	Friedrichshafen	Lindenstraße	49	Wohnung	Wohnung	EG.	rechts	78.06
1619	CASABLANCA	029	88046	Friedrichshafen	Lindenstraße	49	Wohnung	Wohnung	2. OG.	links	95.04
1620	CASABLANCA	030	88046	Friedrichshafen	Lindenstraße	49	Wohnung	Wohnung	2. OG.	rechts	78.06
1622	CASABLANCA	032	88046	Friedrichshafen	Lindenstraße	49	Wohnung	Wohnung	3. OG.	rechts	78.06
1790	CASABLANCA	G185	88046	Friedrichshafen	Lindenstraße	51	Garage	Garage
1822	CASABLANCA	G190	88046	Friedrichshafen	Lindenstraße	51	Garage	Garage
1948	CASABLANCA	S18	88046	Friedrichshafen	Lindenstraße	51	Stellplatz	Stellplatz
1949	CASABLANCA	S19	88046	Friedrichshafen	Lindenstraße	51	Stellplatz	Stellplatz
1950	CASABLANCA	S20	88046	Friedrichshafen	Lindenstraße	51	Stellplatz	Stellplatz
1951	CASABLANCA	S21	88046	Friedrichshafen	Lindenstraße	51	Stellplatz	Stellplatz
1624	CASABLANCA	034	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	EG.	mitte	44.00
1625	CASABLANCA	035	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	EG.	mitte	59.80
1626	CASABLANCA	036	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	EG.	rechts	70.25
1627	CASABLANCA	037	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	1. OG.	links	78.15
1628	CASABLANCA	038	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	1. OG.	mitte	44.00
1629	CASABLANCA	039	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	1. OG.	mitte	59.80
1630	CASABLANCA	040	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	1. OG.	rechts	70.25
1632	CASABLANCA	042	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	2. OG.	mitte	44.00
1633	CASABLANCA	043	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	2. OG.	mitte	59.80
1634	CASABLANCA	044	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	2. OG.	rechts	70.25
1636	CASABLANCA	046	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	3. OG.	mitte	44.00
1637	CASABLANCA	047	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	3. OG.	mitte	59.80
1638	CASABLANCA	048	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	3. OG.	rechts	70.25
1639	CASABLANCA	049	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	4. OG.	links	78.15
1640	CASABLANCA	050	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	4. OG.	mitte	44.00
1642	CASABLANCA	052	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	4. OG.	rechts	70.25
1643	CASABLANCA	053	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	5. OG.	links	78.15
1644	CASABLANCA	054	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	5. OG.	mitte	44.00
1645	CASABLANCA	055	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	5. OG.	mitte	59.80
1647	CASABLANCA	056	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	5. OG.	rechts	70.25
1648	CASABLANCA	057	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	6. OG.	links	78.15
1650	CASABLANCA	059	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	6. OG.	mitte	59.80
1651	CASABLANCA	060	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	6. OG.	rechts	70.25
1652	CASABLANCA	061	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	7. OG.	links	78.15
1654	CASABLANCA	063	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	7. OG.	mitte	59.80
1655	CASABLANCA	064	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	7. OG.	rechts	70.25
1656	CASABLANCA	065	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	8. OG.	links	78.15
1657	CASABLANCA	066	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	8. OG.	mitte	44.00
1658	CASABLANCA	067	88046	Friedrichshafen	Lindenstraße	53	Wohnung	Wohnung	8. OG.	mitte	59.80
1823	CASABLANCA	G191	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1825	CASABLANCA	G192	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1826	CASABLANCA	G193	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1827	CASABLANCA	G194	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1828	CASABLANCA	G195	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1831	CASABLANCA	G197	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1834	CASABLANCA	G199	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1835	CASABLANCA	G200	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1836	CASABLANCA	G201	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1839	CASABLANCA	G203	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1840	CASABLANCA	G204	88046	Friedrichshafen	Lindenstraße	55	Garage	Garage
1841	CASABLANCA	G205	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1843	CASABLANCA	G206	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1844	CASABLANCA	G207	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1845	CASABLANCA	G208	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1847	CASABLANCA	G209	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1848	CASABLANCA	G210	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1850	CASABLANCA	G211	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1851	CASABLANCA	G212	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1854	CASABLANCA	G215	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1855	CASABLANCA	G216	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1856	CASABLANCA	G217	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1857	CASABLANCA	G218	88046	Friedrichshafen	Lindenstraße	57	Garage	Garage
1858	CASABLANCA	G219	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1859	CASABLANCA	G220	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1862	CASABLANCA	G223	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1863	CASABLANCA	G224	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1864	CASABLANCA	G225	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1867	CASABLANCA	G226	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
2334	CASABLANCA	G227	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1869	CASABLANCA	G228	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1873	CASABLANCA	G230	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1875	CASABLANCA	G231	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1876	CASABLANCA	G232	88046	Friedrichshafen	Lindenstraße	59	Garage	Garage
1877	CASABLANCA	G233	88046	Friedrichshafen	Lindenstraße	61	Garage	Garage
1878	CASABLANCA	G234	88046	Friedrichshafen	Lindenstraße	61	Garage	Garage
5218	CONCORDE	187	52064	Aachen	Deliusstr.	6	Wohnung	Wohnung	EG.		73.19
5224	CONCORDE	189	52064	Aachen	Deliusstr.	6	Wohnung	Wohnung	2. OG.		73.19
5231	CONCORDE	184	52064	Aachen	Deliusstr.	8	Wohnung	Wohnung	EG.		47.59
5227	CONCORDE	185	52064	Aachen	Deliusstr.	8	Wohnung	Wohnung	1. OG.		47.59
5237	CONCORDE	181	52064	Aachen	Deliusstr.	10	Wohnung	Wohnung	EG.		47.59
5238	CONCORDE	182	52064	Aachen	Deliusstr.	10	Wohnung	Wohnung	1. OG.		47.59
5214	CONCORDE	178	52064	Aachen	Deliusstr.	12	Wohnung	Wohnung	EG.		47.59
5215	CONCORDE	179	52064	Aachen	Deliusstr.	12	Wohnung	Wohnung	1. OG.		47.59
5217	CONCORDE	180	52064	Aachen	Deliusstr.	12	Wohnung	Wohnung	2. OG.		47.77
5210	CONCORDE	176	52064	Aachen	Deliusstr.	14	Wohnung	Wohnung	1. OG.		47.59
5212	CONCORDE	177	52064	Aachen	Deliusstr.	14	Wohnung	Wohnung	2. OG.		47.77
5244	CONCORDE	172	52064	Aachen	Deliusstr.	16	Wohnung	Wohnung	EG.		50.66	verkauft
5161	CONCORDE	173	52064	Aachen	Deliusstr.	16	Wohnung	Wohnung	1. OG.		50.65	verkauft
5208	CONCORDE	174	52064	Aachen	Deliusstr.	16	Wohnung	Wohnung	2. OG.		50.84	verkauft
5119	CONCORDE	161	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	EG.	links	63.73
5123	CONCORDE	162	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	EG.	rechts	44.88	verkauft
8550	CONCORDE	163	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	1. OG.	links	47.32
8791	CONCORDE	164	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	1. OG.	links	80.35
5125	CONCORDE	165	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	1. OG.	rechts	40.00
5152	CONCORDE	166	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	1. OG.	rechts	42.86
5156	CONCORDE	167	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	2. OG.	links	47.32	verkauft
5158	CONCORDE	169	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	2. OG.	rechts	40.00
5159	CONCORDE	170	52064	Aachen	Deliusstr.	18	Wohnung	Wohnung	2. OG.	rechts	42.86
5109	CONCORDE	155	52064	Aachen	Deliusstr.	20	Wohnung	Wohnung	EG.	links	49.73
5111	CONCORDE	156	52064	Aachen	Deliusstr.	20	Wohnung	Wohnung	EG.	rechts	92.00
5112	CONCORDE	157	52064	Aachen	Deliusstr.	20	Wohnung	Wohnung	1. OG.	links	65.30
5113	CONCORDE	158	52064	Aachen	Deliusstr.	20	Wohnung	Wohnung	1. OG.	rechts	88.18
5115	CONCORDE	159	52064	Aachen	Deliusstr.	20	Wohnung	Wohnung	2. OG.	links	65.30
5055	CONCORDE	150	52064	Aachen	Deliusstr.	22	Wohnung	Wohnung	EG.	links	89.91
5102	CONCORDE	151	52064	Aachen	Deliusstr.	22	Wohnung	Wohnung	1. OG.	links	84.25
5107	CONCORDE	154	52064	Aachen	Deliusstr.	22	Wohnung	Wohnung	2. OG.	rechts	65.30
5048	CONCORDE	144	52064	Aachen	Deliusstr.	24	Wohnung	Wohnung	EG.	links	49.92
5050	CONCORDE	145	52064	Aachen	Deliusstr.	24	Wohnung	Wohnung	EG.	rechts	89.91
5051	CONCORDE	146	52064	Aachen	Deliusstr.	24	Wohnung	Wohnung	1. OG.	links	65.30
5052	CONCORDE	147	52064	Aachen	Deliusstr.	24	Wohnung	Wohnung	1. OG.	rechts	84.25
5053	CONCORDE	148	52064	Aachen	Deliusstr.	24	Wohnung	Wohnung	2. OG.	links	65.30
5054	CONCORDE	149	52064	Aachen	Deliusstr.	24	Wohnung	Wohnung	2. OG.	rechts	84.25
5032	CONCORDE	139	52064	Aachen	Deliusstr.	26	Wohnung	Wohnung	EG.	links	89.91
5035	CONCORDE	140	52064	Aachen	Deliusstr.	26	Wohnung	Wohnung	1. OG.	links	84.25
5039	CONCORDE	141	52064	Aachen	Deliusstr.	26	Wohnung	Wohnung	1. OG.	rechts	65.30
5042	CONCORDE	142	52064	Aachen	Deliusstr.	26	Wohnung	Wohnung	2. OG.	links	84.25
5046	CONCORDE	143	52064	Aachen	Deliusstr.	26	Wohnung	Wohnung	2. OG.	rechts	65.30
4996	CONCORDE	133	52064	Aachen	Deliusstr.	28	Wohnung	Wohnung	EG.	links	49.92
4998	CONCORDE	134	52064	Aachen	Deliusstr.	28	Wohnung	Wohnung	EG.	rechts	89.91
5003	CONCORDE	135	52064	Aachen	Deliusstr.	28	Wohnung	Wohnung	1. OG.	links	65.30
5006	CONCORDE	136	52064	Aachen	Deliusstr.	28	Wohnung	Wohnung	1. OG.	rechts	84.25
5010	CONCORDE	137	52064	Aachen	Deliusstr.	28	Wohnung	Wohnung	2. OG.	links	65.30
5030	CONCORDE	138	52064	Aachen	Deliusstr.	28	Wohnung	Wohnung	2. OG.	rechts	84.25

4983	CONCORDE	128	52064	Aachen	Deliusstr.	30	Wohnung	Wohnung	EG.	links	89.91
4987	CONCORDE	129	52064	Aachen	Deliusstr.	30	Wohnung	Wohnung	1. OG.	links	84.25
4989	CONCORDE	130	52064	Aachen	Deliusstr.	30	Wohnung	Wohnung	1. OG.	rechts	65.30
4992	CONCORDE	131	52064	Aachen	Deliusstr.	30	Wohnung	Wohnung	2. OG.	links	84.25
4994	CONCORDE	132	52064	Aachen	Deliusstr.	30	Wohnung	Wohnung	2. OG.	rechts	65.30
8957	CONCORDE	06	52064	Aachen	Deliusstr.		Garage	Garage
8792	CONCORDE	190	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8793	CONCORDE	191	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8794	CONCORDE	192	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8796	CONCORDE	194	52064	Aachen	Deliusstr.		Garage	Garage
8797	CONCORDE	195	52064	Aachen	Deliusstr.		Garage	Garage
8800	CONCORDE	198	52064	Aachen	Deliusstr.		Garage	Garage
8801	CONCORDE	199	52064	Aachen	Deliusstr.		Garage	Garage
8802	CONCORDE	200	52064	Aachen	Deliusstr.		Garage	Garage
8803	CONCORDE	201	52064	Aachen	Deliusstr.		Garage	Garage
8956	CONCORDE	202	52064	Aachen	Deliusstr.		Garage	Garage
8804	CONCORDE	203	52064	Aachen	Deliusstr.		Garage	Garage
8805	CONCORDE	204	52064	Aachen	Deliusstr.		Garage	Garage
8806	CONCORDE	205	52064	Aachen	Deliusstr.		Garage	Garage
8807	CONCORDE	206	52064	Aachen	Deliusstr.		Garage	Garage
8810	CONCORDE	209	52064	Aachen	Deliusstr.		Garage	Garage
8812	CONCORDE	211	52064	Aachen	Deliusstr.		Garage	Garage
8813	CONCORDE	212	52064	Aachen	Deliusstr.		Garage	Garage
8814	CONCORDE	213	52064	Aachen	Deliusstr.		Garage	Garage
8815	CONCORDE	214	52064	Aachen	Deliusstr.		Garage	Garage
8816	CONCORDE	215	52064	Aachen	Deliusstr.		Garage	Garage
8817	CONCORDE	216	52064	Aachen	Deliusstr.		Garage	Garage
8818	CONCORDE	217	52064	Aachen	Deliusstr.		Garage	Garage
8819	CONCORDE	218	52064	Aachen	Deliusstr.		Garage	Garage
8820	CONCORDE	219	52064	Aachen	Deliusstr.		Garage	Garage
8821	CONCORDE	220	52064	Aachen	Deliusstr.		Garage	Garage
8822	CONCORDE	221	52064	Aachen	Deliusstr.		Garage	Garage
8823	CONCORDE	222	52064	Aachen	Deliusstr.		Garage	Garage
8824	CONCORDE	223	52064	Aachen	Deliusstr.		Garage	Garage
8825	CONCORDE	224	52064	Aachen	Deliusstr.		Garage	Garage
8826	CONCORDE	225	52064	Aachen	Deliusstr.		Garage	Garage
8827	CONCORDE	226	52064	Aachen	Deliusstr.		Garage	Garage
8828	CONCORDE	227	52064	Aachen	Deliusstr.		Garage	Garage
8829	CONCORDE	228	52064	Aachen	Deliusstr.		Garage	Garage
8830	CONCORDE	229	52064	Aachen	Deliusstr.		Garage	Garage
8831	CONCORDE	230	52064	Aachen	Deliusstr.		Garage	Garage
8832	CONCORDE	231	52064	Aachen	Deliusstr.		Garage	Garage
8833	CONCORDE	232	52064	Aachen	Deliusstr.		Garage	Garage
8834	CONCORDE	233	52064	Aachen	Deliusstr.		Garage	Garage
8838	CONCORDE	237	52064	Aachen	Deliusstr.		Garage	Garage
8839	CONCORDE	238	52064	Aachen	Deliusstr.		Garage	Garage
8840	CONCORDE	239	52064	Aachen	Deliusstr.		Garage	Garage
8841	CONCORDE	240	52064	Aachen	Deliusstr.		Garage	Garage
8853	CONCORDE	247	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8858	CONCORDE	252	52064	Aachen	Deliusstr.		Garage	Garage
8859	CONCORDE	254	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8860	CONCORDE	255	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8861	CONCORDE	256	52064	Aachen	Deliusstr.		Garage	Garage
8862	CONCORDE	257	52064	Aachen	Deliusstr.		Garage	Garage
8863	CONCORDE	258	52064	Aachen	Deliusstr.		Garage	Garage
8864	CONCORDE	259	52064	Aachen	Deliusstr.		Garage	Garage
8865	CONCORDE	260	52064	Aachen	Deliusstr.		Garage	Garage
8866	CONCORDE	261	52064	Aachen	Deliusstr.		Garage	Garage
8867	CONCORDE	262	52064	Aachen	Deliusstr.		Garage	Garage
8868	CONCORDE	263	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8869	CONCORDE	264	52064	Aachen	Deliusstr.		Garage	Garage
8870	CONCORDE	265	52064	Aachen	Deliusstr.		Garage	Garage
8871	CONCORDE	266	52064	Aachen	Deliusstr.		Garage	Garage
8873	CONCORDE	267	52064	Aachen	Deliusstr.		Garage	Garage
8872	CONCORDE	268	52064	Aachen	Deliusstr.		Garage	Garage
8874	CONCORDE	269	52064	Aachen	Deliusstr.		Garage	Garage
8877	CONCORDE	272	52064	Aachen	Deliusstr.		Garage	Garage
8878	CONCORDE	273	52064	Aachen	Deliusstr.		Garage	Garage
8882	CONCORDE	277	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8883	CONCORDE	278	52064	Aachen	Deliusstr.		Garage	Garage
8886	CONCORDE	280	52064	Aachen	Deliusstr.		Garage	Garage
8887	CONCORDE	281	52064	Aachen	Deliusstr.		Garage	Garage
8888	CONCORDE	282	52064	Aachen	Deliusstr.		Garage	Garage
8889	CONCORDE	283	52064	Aachen	Deliusstr.		Garage	Garage
8890	CONCORDE	284	52064	Aachen	Deliusstr.		Garage	Garage
8891	CONCORDE	285	52064	Aachen	Deliusstr.		Garage	Garage
8892	CONCORDE	286	52064	Aachen	Deliusstr.		Garage	Garage
8893	CONCORDE	287	52064	Aachen	Deliusstr.		Garage	Garage
8894	CONCORDE	288	52064	Aachen	Deliusstr.		Garage	Garage
8895	CONCORDE	289	52064	Aachen	Deliusstr.		Garage	Garage
8896	CONCORDE	290	52064	Aachen	Deliusstr.		Garage	Garage
8897	CONCORDE	291	52064	Aachen	Deliusstr.		Garage	Garage
8901	CONCORDE	295	52064	Aachen	Deliusstr.		Garage	Garage
8902	CONCORDE	296	52064	Aachen	Deliusstr.		Garage	Garage
8903	CONCORDE	297	52064	Aachen	Deliusstr.		Garage	Garage
8904	CONCORDE	298	52064	Aachen	Deliusstr.		Garage	Garage
8905	CONCORDE	299	52064	Aachen	Deliusstr.		Garage	Garage
8907	CONCORDE	301	52064	Aachen	Deliusstr.		Garage	Garage
8909	CONCORDE	303	52064	Aachen	Deliusstr.		Garage	Garage
8910	CONCORDE	304	52064	Aachen	Deliusstr.		Garage	Garage
8912	CONCORDE	305	52064	Aachen	Deliusstr.		Garage	Garage
8913	CONCORDE	306	52064	Aachen	Deliusstr.		Garage	Garage
8914	CONCORDE	307	52064	Aachen	Deliusstr.		Garage	Garage
8915	CONCORDE	308	52064	Aachen	Deliusstr.		Garage	Garage
8916	CONCORDE	309	52064	Aachen	Deliusstr.		Garage	Garage
8917	CONCORDE	310	52064	Aachen	Deliusstr.		Garage	Garage
8918	CONCORDE	311	52064	Aachen	Deliusstr.		Garage	Garage
8919	CONCORDE	312	52064	Aachen	Deliusstr.		Garage	Garage
8920	CONCORDE	313	52064	Aachen	Deliusstr.		Garage	Garage
8921	CONCORDE	314	52064	Aachen	Deliusstr.		Garage	Garage
8922	CONCORDE	315	52064	Aachen	Deliusstr.		Garage	Garage
8923	CONCORDE	316	52064	Aachen	Deliusstr.		Garage	Garage
8924	CONCORDE	317	52064	Aachen	Deliusstr.		Garage	Garage
8925	CONCORDE	318	52064	Aachen	Deliusstr.		Garage	Garage
8926	CONCORDE	319	52064	Aachen	Deliusstr.		Garage	Garage
8927	CONCORDE	320	52064	Aachen	Deliusstr.		Garage	Garage
8928	CONCORDE	321	52064	Aachen	Deliusstr.		Garage	Garage
8929	CONCORDE	322	52064	Aachen	Deliusstr.		Garage	Garage
8930	CONCORDE	323	52064	Aachen	Deliusstr.		Garage	Garage
8932	CONCORDE	325	52064	Aachen	Deliusstr.		Garage	Garage
8933	CONCORDE	326	52064	Aachen	Deliusstr.		Garage	Garage
8934	CONCORDE	327	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8935	CONCORDE	328	52064	Aachen	Deliusstr.		Garage	Garage
8885	CONCORDE	329	52064	Aachen	Deliusstr.		Garage	Garage				verkauft
8960	CONCORDE	330	52064	Aachen	Deliusstr.		Garage	Garage
1547	CONCORDE	331	52064	Aachen	Deliusstr.		Garage	Garage
8936	CONCORDE	332	52064	Aachen	Deliusstr.		Garage	Garage
8938	CONCORDE	333	52064	Aachen	Deliusstr.		Garage	Garage
8937	CONCORDE	334	52064	Aachen	Deliusstr.		Garage	Garage
8939	CONCORDE	335	52064	Aachen	Deliusstr.		Garage	Garage
8940	CONCORDE	336	52064	Aachen	Deliusstr.		Garage	Garage
8941	CONCORDE	337	52064	Aachen	Deliusstr.		Garage	Garage
8942	CONCORDE	338	52064	Aachen	Deliusstr.		Garage	Garage
8911	CONCORDE	339	52064	Aachen	Deliusstr.		Garage	Garage
8943	CONCORDE	340	52064	Aachen	Deliusstr.		Garage	Garage
8944	CONCORDE	341	52064	Aachen	Deliusstr.		Garage	Garage
8945	CONCORDE	342	52064	Aachen	Deliusstr.		Garage	Garage
8946	CONCORDE	343	52064	Aachen	Deliusstr.		Garage	Garage

8947	CONCORDE	345	52064	Aachen	Deliusstr.		Garage	Garage
8948	CONCORDE	346	52064	Aachen	Deliusstr.		Garage	Garage
8949	CONCORDE	347	52064	Aachen	Deliusstr.		Garage	Garage
8951	CONCORDE	349	52064	Aachen	Deliusstr.		Garage	Garage
8952	CONCORDE	350	52064	Aachen	Deliusstr.		Garage	Garage
8962	CONCORDE	351	52064	Aachen	Deliusstr.		Garage	Garage
8953	CONCORDE	354	52064	Aachen	Deliusstr.		Garage	Garage
8965	CONCORDE	355	52064	Aachen	Deliusstr.		Garage	Garage
8954	CONCORDE	356	52064	Aachen	Deliusstr.		Garage	Garage
8966	CONCORDE	357	52064	Aachen	Deliusstr.		Garage	Garage
8846	CONCORDE	O1	52064	Aachen	Deliusstr.		Garage	Garage
8845	CONCORDE	O2	52064	Aachen	Deliusstr.		Garage	Garage
8844	CONCORDE	O3	52064	Aachen	Deliusstr.		Garage	Garage
8843	CONCORDE	O4	52064	Aachen	Deliusstr.		Garage	Garage
8958	CONCORDE	O5	52064	Aachen	Deliusstr.		Garage	Garage
8973	CONCORDE	O7	52064	Aachen	Deliusstr.		Garage	Garage
8967	CONCORDE	U1	52064	Aachen	Deliusstr.		Garage	Garage
8968	CONCORDE	U2	52064	Aachen	Deliusstr.		Garage	Garage
8969	CONCORDE	U3	52064	Aachen	Deliusstr.		Garage	Garage
8970	CONCORDE	U4	52064	Aachen	Deliusstr.		Garage	Garage
8971	CONCORDE	U5	52064	Aachen	Deliusstr.		Garage	Garage
8972	CONCORDE	U6	52064	Aachen	Deliusstr.		Garage	Garage
8842	CONCORDE	U7	52064	Aachen	Deliusstr.		Garage	Garage
3519	CONCORDE	001	52062	Aachen	Heinzenstr.	21	Wohnung	Wohnung	EG.		71.80
3520	CONCORDE	002	52062	Aachen	Heinzenstr.	21	Wohnung	Wohnung	1. OG.		72.90
3518	CONCORDE	003	52062	Aachen	Heinzenstr.	21	Wohnung	Wohnung	2. OG.		72.90
3785	CONCORDE	004	52062	Aachen	Heinzenstr.	21	Wohnung	Wohnung	3. OG.		72.86
5324	CONCORDE	14	52064	Aachen	Heusstr.	11	Wohnung	Wohnung	2. OG.	rechts	61.45
5341	CONCORDE	18	52064	Aachen	Heusstr.	13	Wohnung	Wohnung	1. OG.	links	56.90
5344	CONCORDE	19	52064	Aachen	Heusstr.	13	Wohnung	Wohnung	1. OG.	rechts	59.38
5346	CONCORDE	20	52064	Aachen	Heusstr.	13	Wohnung	Wohnung	2. OG.	links	56.90
5349	CONCORDE	23	52064	Aachen	Heusstr.	15	Wohnung	Wohnung	EG.	links	67.42
5351	CONCORDE	25	52064	Aachen	Heusstr.	15	Wohnung	Wohnung	1. OG.	links	67.42
5355	CONCORDE	32	52064	Aachen	Heusstr.	17	Wohnung	Wohnung	EG.	rechts	67.42
8115	CONCORDE	S09	52064	Aachen	Heusstr.		Stellplatz	Stellplatz
8105	CONCORDE	S11	52064	Aachen	Heusstr.		Stellplatz	Stellplatz
8111	CONCORDE	S13	52064	Aachen	Heusstr.		Stellplatz	Stellplatz
8110	CONCORDE	S18	52064	Aachen	Heusstr.		Stellplatz	Stellplatz
8112	CONCORDE	S24	52064	Aachen	Heusstr.		Stellplatz	Stellplatz
8113	CONCORDE	S27	52064	Aachen	Heusstr.		Stellplatz	Stellplatz
8114	CONCORDE	S31	52064	Aachen	Heusstr.		Stellplatz	Stellplatz
5357	CONCORDE	S37	52064	Aachen	Heusstr.		Stellplatz	Stellplatz
4225	CONCORDE	001	52064	Aachen	Kuckhoffstr.	25	Wohnung	Wohnung	EG.	links	69.82
4226	CONCORDE	002	52064	Aachen	Kuckhoffstr.	25	Wohnung	Wohnung	EG.	rechts	69.82
4227	CONCORDE	003	52064	Aachen	Kuckhoffstr.	25	Wohnung	Wohnung	1. OG.	links	69.82
4228	CONCORDE	004	52064	Aachen	Kuckhoffstr.	25	Wohnung	Wohnung	1. OG.	rechts	69.82
4229	CONCORDE	005	52064	Aachen	Kuckhoffstr.	25	Wohnung	Wohnung	2. OG.	links	69.82
4230	CONCORDE	006	52064	Aachen	Kuckhoffstr.	25	Wohnung	Wohnung	2. OG.	rechts	69.82
4231	CONCORDE	007	52064	Aachen	Kuckhoffstr.	25	Wohnung	Wohnung	DG.	links	63.43
4232	CONCORDE	008	52064	Aachen	Kuckhoffstr.	25	Wohnung	Wohnung	DG.	rechts	63.43
4233	CONCORDE	009	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	EG.	links vorne	55.32
4234	CONCORDE	010	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	EG.	links mitte	37.71
4235	CONCORDE	011	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	EG.	rechts mitte	35.72
4236	CONCORDE	012	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	EG.	rechts vorn	51.57
4237	CONCORDE	013	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	1. OG.	links vorne	56.16
4238	CONCORDE	014	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	1. OG.	links mitte	50.48
4239	CONCORDE	015	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	1. OG.	rechts mitte	38.64
4240	CONCORDE	016	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	1. OG.	rechts vorn	52.41
4241	CONCORDE	017	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	2. OG.	links vorne	56.16
4242	CONCORDE	018	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	2. OG.	links mitte	50.48
4243	CONCORDE	019	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	2. OG.	rechts mitte	38.64
4244	CONCORDE	020	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	2. OG.	rechts vorn	52.41		verkauft
4245	CONCORDE	021	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	DG.	links vorne	53.54
4247	CONCORDE	023	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	DG.	rechts	32.83
4248	CONCORDE	024	52064	Aachen	Kuckhoffstr.	27	Wohnung	Wohnung	DG.	rechts vorn	49.78
4256	CONCORDE	032	52064	Aachen	Kuckhoffstr.	29	Wohnung	Wohnung	DG.	rechts	69.63
4257	CONCORDE	033	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	EG.	links	73.07
4258	CONCORDE	034	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	EG.	mitte	31.03
4259	CONCORDE	035	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	EG.	rechts	73.07
4260	CONCORDE	036	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	1. OG.	links	74.14
4261	CONCORDE	037	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	1. OG.	mitte	31.03
4262	CONCORDE	038	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	1. OG.	rechts	74.14
4263	CONCORDE	039	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	2. OG.	links	74.14
4264	CONCORDE	040	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	2. OG.	mitte	31.03
4265	CONCORDE	041	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	2. OG.	rechts	74.14
4267	CONCORDE	043	52064	Aachen	Kuckhoffstr.	31	Wohnung	Wohnung	DG.	rechts	82.46
4268	CONCORDE	044	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	EG.	links	73.07
4269	CONCORDE	045	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	EG.	mitte	31.03		verkauft
4270	CONCORDE	046	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	EG.	rechts	73.07		verkauft
4272	CONCORDE	048	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	1. OG.	mitte	31.03
4273	CONCORDE	049	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	1. OG.	rechts	74.14
4274	CONCORDE	050	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	2. OG.	links	74.14
4275	CONCORDE	051	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	2. OG.	mitte	31.03
4276	CONCORDE	052	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	2. OG.	rechts	74.14
4302	CONCORDE	054	52064	Aachen	Kuckhoffstr.	33	Wohnung	Wohnung	DG.	rechts	82.46
4305	CONCORDE	055	52064	Aachen	Kuckhoffstr.	35	Wohnung	Wohnung	EG.	links	73.07
4308	CONCORDE	056	52064	Aachen	Kuckhoffstr.	35	Wohnung	Wohnung	EG.	mitte	31.03
4309	CONCORDE	057	52064	Aachen	Kuckhoffstr.	35	Wohnung	Wohnung	EG.	rechts	73.07
4313	CONCORDE	059	52064	Aachen	Kuckhoffstr.	35	Wohnung	Wohnung	1. OG.	mitte	31.03
4315	CONCORDE	060	52064	Aachen	Kuckhoffstr.	35	Wohnung	Wohnung	1. OG.	rechts	74.14
4317	CONCORDE	061	52064	Aachen	Kuckhoffstr.	35	Wohnung	Wohnung	2. OG.	links	74.14
4319	CONCORDE	062	52064	Aachen	Kuckhoffstr.	35	Wohnung	Wohnung	2. OG.	mitte	31.03
4325	CONCORDE	065	52064	Aachen	Kuckhoffstr.	35	Wohnung	Wohnung	DG.	rechts	82.46
4483	CONCORDE	066	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	EG.	links	73.07
4484	CONCORDE	067	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	EG.	mitte	31.03
4485	CONCORDE	068	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	EG.	rechts	72.06
4486	CONCORDE	069	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	1. OG.	links	74.14
4487	CONCORDE	070	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	1. OG.	mitte	31.03
4489	CONCORDE	071	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	1. OG.	rechts	73.13
4492	CONCORDE	072	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	2. OG.	links	74.14
4493	CONCORDE	073	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	2. OG.	mitte	31.03
4496	CONCORDE	074	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	2. OG.	rechts	73.13
8790	CONCORDE	076	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	3. OG.	rechts	90.75
4502	CONCORDE	077	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	DG.	links	80.68
4500	CONCORDE	078	52064	Aachen	Kuckhoffstr.	37	Wohnung	Wohnung	DG.	rechts	80.04
8788	CONCORDE	079	52064	Aachen	Kuckhoffstr.	39	Gewerbe	Laden	EG.	links		100.35
8789	CONCORDE	080	52064	Aachen	Kuckhoffstr.	39	Gewerbe	Laden	EG.	rechts		100.35
5466	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	1. OG.	links	74.00
5467	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	1. OG.	rechts	72.00
5469	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	2. OG.	links	74.00
5471	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	2. OG.	rechts	72.00
5473	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	3. OG.	links	74.00
5474	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	3. OG.	rechts	72.00
9187	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9188	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9189	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9190	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9191	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9192	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9193	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9194	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9195	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9196	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9197	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
5462	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	EG.	links	64.00
5463	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	EG.	rechts	45.00
5465	CONCORDE		52064	Aachen	Kupferstr.	6	Wohnung	Wohnung	EG.	rechts hinte	42.00
9186	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz

9198	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
9199	CONCORDE		52064	Aachen	Kupferstr.	6	Stellplatz	Stellplatz
5365	CONCORDE		52064	Aachen	Kupferstr.	4	Wohnung	Wohnung	EG.	links	49.00
5369	CONCORDE		52064	Aachen	Kupferstr.	4	Wohnung	Wohnung	EG.	rechts	60.00
5370	CONCORDE		52064	Aachen	Kupferstr.	4	Wohnung	Wohnung	1. OG.	links	72.00
5371	CONCORDE		52064	Aachen	Kupferstr.	4	Wohnung	Wohnung	1. OG.	rechts	62.00
5457	CONCORDE		52064	Aachen	Kupferstr.	4	Wohnung	Wohnung	2. OG.	links	72.00
5459	CONCORDE		52064	Aachen	Kupferstr.	4	Wohnung	Wohnung	2. OG.	rechts	62.00
5460	CONCORDE		52064	Aachen	Kupferstr.	4	Wohnung	Wohnung	3. OG.	links	72.00
5461	CONCORDE		52064	Aachen	Kupferstr.	4	Wohnung	Wohnung	3. OG.	rechts	62.00
5247	CONCORDE	001	52064	Aachen	Lütticher Str.	38-40	Gewerbe	Laden	EG.	links		83.00
8549	CONCORDE	002	52064	Aachen	Lütticher Str.	38-40	Gewerbe	Laden	EG + UG	rechts		187.00
5270	CONCORDE	003	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	1. OG.	links	78.00
5268	CONCORDE	004	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	1. OG.	mitte	38.00
5266	CONCORDE	005	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	1. OG.	rechts	106.00
5273	CONCORDE	006	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	2. OG.	links	78.00
5272	CONCORDE	007	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	2. OG.	mitte	38.00
5271	CONCORDE	008	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	2. OG.	rechts	106.00
5276	CONCORDE	009	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	3. OG.	links	78.00
5275	CONCORDE	010	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	3. OG.	mitte	38.00
5274	CONCORDE	011	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	3. OG.	rechts	106.00
5280	CONCORDE	012	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	DG.	links	81.00
5279	CONCORDE	013	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	DG.	mitte	36.00
5277	CONCORDE	014	52064	Aachen	Lütticher Str.	38-40	Wohnung	Wohnung	DG.	rechts	102.00
4514	CONCORDE	081	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	1. OG.	links	55.63
4511	CONCORDE	082	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	1. OG.	mitte	31.35
4512	CONCORDE	083	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	1. OG.	mitte	41.35
4513	CONCORDE	084	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	1. OG.	mitte	31.35
4504	CONCORDE	085	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	1. OG.	rechts	55.63
4519	CONCORDE	086	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	2. OG.	links	55.63
4516	CONCORDE	087	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	2. OG.	mitte	31.35
4517	CONCORDE	088	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	2. OG.	mitte	41.35
4518	CONCORDE	089	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	2. OG.	mitte	31.35
4515	CONCORDE	090	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	2. OG.	rechts	55.63
4524	CONCORDE	091	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	3. OG.	links	55.63
4521	CONCORDE	092	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	3. OG.	mitte	31.53
4522	CONCORDE	093	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	3. OG.	mitte	41.70
4523	CONCORDE	094	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	3. OG.	mitte	31.53
4520	CONCORDE	095	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	3. OG.	rechts	55.63
4527	CONCORDE	096	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	DG.	links	65.99
4526	CONCORDE	097	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	DG.	mitte	55.04
4525	CONCORDE	098	52064	Aachen	Mauerstr.	71	Wohnung	Wohnung	DG.	rechts	65.99
4528	CONCORDE	099	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	EG.	links	91.21
4529	CONCORDE	100	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	EG.	mitte	30.76
4530	CONCORDE	101	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	EG.	rechts	62.56
4531	CONCORDE	102	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	1. OG.	links	92.06
4532	CONCORDE	103	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	1. OG.	mitte	30.76
4533	CONCORDE	104	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	1. OG.	rechts	88.98
4535	CONCORDE	106	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	2. OG.	mitte	30.76
4536	CONCORDE	107	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	2. OG.	rechts	88.98
4712	CONCORDE	108	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	3. OG.	links	108.13
4711	CONCORDE	109	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	3. OG.	rechts	105.05
4713	CONCORDE	110	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	DG.	links	96.63
4714	CONCORDE	111	52064	Aachen	Mauerstr.	73	Wohnung	Wohnung	DG.	rechts	93.79
4743	CONCORDE	112	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	EG.	links	77.80
4810	CONCORDE	113	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	EG.	links	78.74
4942	CONCORDE	114	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	EG.	rechts	60.42
4940	CONCORDE	115	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	EG.	rechts	61.57
4917	CONCORDE	116	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	1. OG.	links	95.43
4921	CONCORDE	117	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	1. OG.	links	78.74
4945	CONCORDE	118	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	1. OG.	rechts	58.33
4943	CONCORDE	119	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	1. OG.	rechts	78.07
4925	CONCORDE	120	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	2. OG.	links	95.43
4929	CONCORDE	121	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	2. OG.	links	78.74
4978	CONCORDE	122	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	2. OG.	rechts	58.33
4946	CONCORDE	123	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	2. OG.	rechts	78.07
4930	CONCORDE	124	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	3. OG.	links	77.80
4936	CONCORDE	125	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	3. OG.	links	78.74
4982	CONCORDE	126	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	3. OG.	rechts	63.07
4980	CONCORDE	127	52064	Aachen	Mauerstr.	75	Wohnung	Wohnung	3. OG.	rechts	87.79
4120	CONCORDE	001	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	1. UG.	links	59.60
4121	CONCORDE	002	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	EG.	links	87.00
4122	CONCORDE	003	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	1. OG.	links	87.00
4119	CONCORDE	004	52062	Aachen	Monheimsallee	51	Gewerbe	Laden	1. OG.	rechts		72.40
4123	CONCORDE	005	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	2. OG.	links	87.00
4104	CONCORDE	006	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	2. OG.	rechts	64.30
4124	CONCORDE	007	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	3. OG.	links	87.03
8568	CONCORDE	008	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	3. OG.	rechts	64.32
4126	CONCORDE	009	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	4. OG.	links	87.03
4110	CONCORDE	010	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	4. OG.	rechts	64.30
4114	CONCORDE	011	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	5. OG.	rechts	64.30
4127	CONCORDE	012	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	6. OG.	rechts	64.30
8784	CONCORDE	013	52062	Aachen	Monheimsallee	51	Wohnung	Wohnung	7. OG.	rechts	64.30
8785	CONCORDE	014	52062	Aachen	Monheimsallee	53	Gewerbe	Laden	1. UG.			48.63
8786	CONCORDE	015	52062	Aachen	Monheimsallee	53	Gewerbe	Laden	EG.			212.69
8787	CONCORDE	016	52062	Aachen	Monheimsallee	53	Gewerbe	Laden	1. OG.			150.00
4103	CONCORDE	017	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	2. OG.	links	77.89
4102	CONCORDE	018	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	2. OG.	rechts	77.89
4106	CONCORDE	019	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	3. OG.	links	77.89
4105	CONCORDE	020	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	3. OG.	rechts	77.93
4109	CONCORDE	021	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	4. OG.	links	76.70
4108	CONCORDE	022	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	4. OG.	rechts	76.70
4113	CONCORDE	023	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	5. OG.	links	77.89
4112	CONCORDE	024	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	5. OG.	rechts	77.93
4115	CONCORDE	025	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	6. OG.	links	76.70
8783	CONCORDE	026	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	6. OG.	rechts	141.00
4118	CONCORDE	027	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	7. OG.	links	77.89
4116	CONCORDE	028	52062	Aachen	Monheimsallee	53	Wohnung	Wohnung	7. OG.	rechts	76.70
5281	CONCORDE	015	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	EG.	links	77.00
5259	CONCORDE	016	52064	Aachen	Morillenhang	2 a	Gewerbe	Laden	EG.	mitte		36.00
5257	CONCORDE	017	52064	Aachen	Morillenhang	2 a	Gewerbe	Laden	EG.	rechts		63.00
5284	CONCORDE	018	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	1. OG.	links	77.00
5283	CONCORDE	019	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	1. OG.	mitte	39.00
5282	CONCORDE	020	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	1. OG.	rechts	59.00
5287	CONCORDE	021	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	2. OG.	links	77.00
5286	CONCORDE	022	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	2. OG.	mitte	39.00
5285	CONCORDE	023	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	2. OG.	rechts	59.00
5289	CONCORDE	025	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	3. OG.	mitte	39.00
5288	CONCORDE	026	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	3. OG.	rechts	59.00
5292	CONCORDE	027	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	DG.	links	76.00
5291	CONCORDE	028	52064	Aachen	Morillenhang	2 a	Wohnung	Wohnung	DG.	rechts	71.00
5295	CONCORDE	029	52064	Aachen	Morillenhang	2 b	Wohnung	Wohnung	EG.	links	71.00
5294	CONCORDE	030	52064	Aachen	Morillenhang	2 b	Wohnung	Wohnung	EG.	rechts	79.00
5297	CONCORDE	031	52064	Aachen	Morillenhang	2 b	Wohnung	Wohnung	1. OG.	links	71.00		verkauft
5296	CONCORDE	032	52064	Aachen	Morillenhang	2 b	Wohnung	Wohnung	1. OG.	rechts	79.00
5299	CONCORDE	033	52064	Aachen	Morillenhang	2 b	Wohnung	Wohnung	2. OG.	links	69.00
5298	CONCORDE	034	52064	Aachen	Morillenhang	2 b	Wohnung	Wohnung	2. OG.	rechts	79.00
5300	CONCORDE	035	52064	Aachen	Morillenhang	2 b	Wohnung	Wohnung	DG.	rechts	77.00
9143	CONCORDE	036	52064	Aachen	Morillenhang	2 b	Garage	Garage
9144	CONCORDE	037	52064	Aachen	Morillenhang	2 b	Garage	Garage
9145	CONCORDE	038	52064	Aachen	Morillenhang	2 b	Garage	Garage
9146	CONCORDE	039	52064	Aachen	Morillenhang	2 b	Garage	Garage
9147	CONCORDE	040	52064	Aachen	Morillenhang	2 b	Garage	Garage
9148	CONCORDE	041	52064	Aachen	Morillenhang	2 b	Garage	Garage
9149	CONCORDE	042	52064	Aachen	Morillenhang	2 b	Garage	Garage
9150	CONCORDE	043	52064	Aachen	Morillenhang	2 b	Garage	Garage
9151	CONCORDE	044	52064	Aachen	Morillenhang	2 b	Garage	Garage
9152	CONCORDE	045	52064	Aachen	Morillenhang	2 b	Garage	Garage

9153	CONCORDE	046	52064	Aachen	Morillenhang	2 b	Garage	Garage
9154	CONCORDE	047	52064	Aachen	Morillenhang	2 b	Garage	Garage
9155	CONCORDE	048	52064	Aachen	Morillenhang	2 b	Garage	Garage
9156	CONCORDE	049	52064	Aachen	Morillenhang	2 b	Garage	Garage
9157	CONCORDE	050	52064	Aachen	Morillenhang	2 b	Garage	Garage
9158	CONCORDE	051	52064	Aachen	Morillenhang	2 b	Garage	Garage
9159	CONCORDE	052	52064	Aachen	Morillenhang	2 b	Garage	Garage
9160	CONCORDE	053	52064	Aachen	Morillenhang	2 b	Garage	Garage
9161	CONCORDE	054	52064	Aachen	Morillenhang	2 b	Garage	Garage
9162	CONCORDE	055	52064	Aachen	Morillenhang	2 b	Garage	Garage
9163	CONCORDE	056	52064	Aachen	Morillenhang	2 b	Garage	Garage
9164	CONCORDE	057	52064	Aachen	Morillenhang	2 b	Garage	Garage
9165	CONCORDE	058	52064	Aachen	Morillenhang	2 b	Garage	Garage
9166	CONCORDE	059	52064	Aachen	Morillenhang	2 b	Garage	Garage
9167	CONCORDE	060	52064	Aachen	Morillenhang	2 b	Garage	Garage
9168	CONCORDE	061	52064	Aachen	Morillenhang	2 b	Garage	Garage
9169	CONCORDE	062	52064	Aachen	Morillenhang	2 b	Garage	Garage
9170	CONCORDE	063	52064	Aachen	Morillenhang	2 b	Garage	Garage
9171	CONCORDE	064	52064	Aachen	Morillenhang	2 b	Garage	Garage					verkauft
9172	CONCORDE	065	52064	Aachen	Morillenhang	2 b	Garage	Garage
9173	CONCORDE	066	52064	Aachen	Morillenhang	2 b	Garage	Garage
9174	CONCORDE	067	52064	Aachen	Morillenhang	2 b	Garage	Garage
9175	CONCORDE	068	52064	Aachen	Morillenhang	2 b	Garage	Garage
9176	CONCORDE	069	52064	Aachen	Morillenhang	2 b	Garage	Garage
9177	CONCORDE	070	52064	Aachen	Morillenhang	2 b	Garage	Garage
9178	CONCORDE	S1	52064	Aachen	Morillenhang	2 b	Stellplatz	Stellplatz
9179	CONCORDE	S2	52064	Aachen	Morillenhang	2 b	Stellplatz	Stellplatz
9181	CONCORDE	S4	52064	Aachen	Morillenhang	2 b	Stellplatz	Stellplatz
9182	CONCORDE	S5	52064	Aachen	Morillenhang	2 b	Stellplatz	Stellplatz
5703	CONCORDE	03	52064	Aachen	Paugasse	20	Wohnung	Wohnung	EG.	links	36.95
5702	CONCORDE	04	52064	Aachen	Paugasse	20	Wohnung	Wohnung	EG.	rechts	52.47
5707	CONCORDE	11	52064	Aachen	Paugasse	20	Wohnung	Wohnung	2. OG.		28.79
5708	CONCORDE	13	52064	Aachen	Paugasse	20	Wohnung	Wohnung	2. OG.		37.55
5710	CONCORDE	15	52064	Aachen	Paugasse	20	Wohnung	Wohnung	DG.		30.41
3880	CONCORDE	006	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	EG.	links	35.01
3878	CONCORDE	007	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	EG.	mitte	55.92
4117	CONCORDE	008	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	EG.	rechts	34.42
3883	CONCORDE	009	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	1. OG.	links	35.00		verkauft
3882	CONCORDE	010	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	1. OG.	mitte	55.92
3881	CONCORDE	011	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	1. OG.	rechts	34.42		verkauft
3885	CONCORDE	013	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	2. OG.	mitte	56.00
3884	CONCORDE	014	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	2. OG.	rechts	34.42		verkauft
3899	CONCORDE	016	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	3. OG.	mitte	56.00
4216	CONCORDE	018	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	DG.	links	85.95
4215	CONCORDE	019	52062	Aachen	Rochusstr.	52	Wohnung	Wohnung	DG.	rechts	54.71
3905	CONCORDE	020	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	EG.	links	40.58
3903	CONCORDE	021	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	EG.	mitte	49.10
3902	CONCORDE	022	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	EG.	rechts	35.82
3910	CONCORDE	023	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	1. OG.	links	40.58
3908	CONCORDE	024	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	1. OG.	mitte	50.50
3907	CONCORDE	025	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	1. OG.	rechts	35.80
3913	CONCORDE	026	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	2. OG.	links	40.58
3912	CONCORDE	027	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	2. OG.	mitte	50.50
3911	CONCORDE	028	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	2. OG.	rechts	35.58
3944	CONCORDE	029	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	3. OG.		91.30
3915	CONCORDE	030	52062	Aachen	Rochusstr.	54	Wohnung	Wohnung	3. OG.	rechts	35.80
3946	CONCORDE	033	52062	Aachen	Rochusstr.	56	Wohnung	Wohnung	EG.	links	61.80
3952	CONCORDE	035	52062	Aachen	Rochusstr.	56	Wohnung	Wohnung	1. OG.	links	61.80
3959	CONCORDE	037	52062	Aachen	Rochusstr.	56	Wohnung	Wohnung	2. OG.	links	61.83
3956	CONCORDE	038	52062	Aachen	Rochusstr.	56	Wohnung	Wohnung	2. OG.	rechts	63.20
3966	CONCORDE	039	52062	Aachen	Rochusstr.	56	Wohnung	Wohnung	3. OG.	links	61.80
3962	CONCORDE	040	52062	Aachen	Rochusstr.	56	Wohnung	Wohnung	3. OG.	rechts	63.20
4218	CONCORDE	042	52062	Aachen	Rochusstr.	56	Wohnung	Wohnung	DG.	rechts	74.08
3972	CONCORDE	043	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	EG.	links	61.83
3969	CONCORDE	044	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	EG.	rechts	61.80
3980	CONCORDE	045	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	1. OG.	links	61.80
3976	CONCORDE	046	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	1. OG.	rechts	63.20
4001	CONCORDE	047	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	2. OG.	links	61.83
4000	CONCORDE	048	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	2. OG.	rechts	63.20
4003	CONCORDE	049	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	3. OG.	links	61.80
4002	CONCORDE	050	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	3. OG.	rechts	63.20
4221	CONCORDE	051	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	DG.	links	86.07
4220	CONCORDE	052	52062	Aachen	Rochusstr.	58	Wohnung	Wohnung	DG.	rechts	67.62
4005	CONCORDE	053	52062	Aachen	Rochusstr.	60	Wohnung	Wohnung	EG.	links	61.80
4004	CONCORDE	054	52062	Aachen	Rochusstr.	60	Wohnung	Wohnung	EG.	rechts	63.20
4007	CONCORDE	055	52062	Aachen	Rochusstr.	60	Wohnung	Wohnung	1. OG.	links	61.80
4014	CONCORDE	057	52062	Aachen	Rochusstr.	60	Wohnung	Wohnung	2. OG.	links	61.80
4017	CONCORDE	059	52062	Aachen	Rochusstr.	60	Wohnung	Wohnung	3. OG.	links	61.80
4016	CONCORDE	060	52062	Aachen	Rochusstr.	60	Wohnung	Wohnung	3. OG.	rechts	63.20
4061	CONCORDE	065	52062	Aachen	Rochusstr.	62	Wohnung	Wohnung	EG.	links	73.80
4052	CONCORDE	066	52062	Aachen	Rochusstr.	62	Wohnung	Wohnung	EG.	rechts	71.00
4070	CONCORDE	067	52062	Aachen	Rochusstr.	62	Wohnung	Wohnung	1. OG.	links	73.80
4080	CONCORDE	069	52062	Aachen	Rochusstr.	62	Wohnung	Wohnung	2. OG.	links	73.80
4075	CONCORDE	070	52062	Aachen	Rochusstr.	62	Wohnung	Wohnung	2. OG.	rechts	71.00
4097	CONCORDE	076	52062	Aachen	Rochusstr.	64	Wohnung	Wohnung	EG.		108.41
4100	CONCORDE	079	52062	Aachen	Rochusstr.	66	Wohnung	Wohnung	EG.		107.50
4111	CONCORDE	080	52062	Aachen	Rochusstr.	66	Wohnung	Wohnung	1. OG.		114.44
4185	CONCORDE	S01	52062	Aachen	Stellplätze Heinzenstr.		Stellplatz	Stellplatz
4184	CONCORDE	S02	52062	Aachen	Stellplätze Heinzenstr.		Stellplatz	Stellplatz
4183	CONCORDE	S03	52062	Aachen	Stellplätze Heinzenstr.		Stellplatz	Stellplatz
4175	CONCORDE	S09	52062	Aachen	Stellplätze Heinzenstr.		Stellplatz	Stellplatz
4176	CONCORDE	S10	52062	Aachen	Stellplätze Rochusstr.		Stellplatz	Stellplatz
4167	CONCORDE	S11	52062	Aachen	Stellplätze Rochusstr.		Stellplatz	Stellplatz
4188	CONCORDE	TG083	52062	Aachen	Tiefgarage Rochusstr.		Stellplatz	Stellplatz
4189	CONCORDE	TG084	52062	Aachen	Tiefgarage Rochusstr.		Stellplatz	Stellplatz
4190	CONCORDE	TG085	52062	Aachen	Tiefgarage Rochusstr.		Stellplatz	Stellplatz
4191	CONCORDE	TG086	52062	Aachen	Tiefgarage Rochusstr.		Stellplatz	Stellplatz
4192	CONCORDE	TG087	52062	Aachen	Tiefgarage Rochusstr.		Stellplatz	Stellplatz
4195	CONCORDE	TG090	52062	Aachen	Tiefgarage Rochusstr.		Stellplatz	Stellplatz
4201	CONCORDE	TG096	52062	Aachen	Tiefgarage Rochusstr.		Stellplatz	Stellplatz
4202	CONCORDE	TG097	52062	Aachen	Tiefgarage Rochusstr.		Stellplatz	Stellplatz
7559	CONCORDE	78	50127	Bergheim	Im Wohnpark	9	Wohnung	Wohnung	1. OG.	rechts	97.26
7871	CONCORDE	104	50127	Bergheim	Im Wohnpark	11	Wohnung	Wohnung	1. OG.		48.01
7875	CONCORDE	3	50127	Bergheim	Im Wohnpark	27	Wohnung	Wohnung	EG.		69.00
7876	CONCORDE	102	50127	Bergheim	Im Wohnpark	30	Wohnung	Wohnung	3. OG.		44.00
7877	CONCORDE	195	50127	Bergheim	Im Wohnpark	35	Wohnung	Wohnung	3. OG.		56.00
7508	CONCORDE		44787	Bochum	Nordring	78	Wohnung	Wohnung	DG.	rechts	54.17
7086	CONCORDE	ME 301 (G	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Gewerbe	Gaststätte				183.63
7147	CONCORDE	ME 302 (Ho	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Gewerbe	Hotel				597.90
7085	CONCORDE	ME 303 (W	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Wohnung	Wohnung	2. OG.		58.00
7105	CONCORDE	ME 501 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7107	CONCORDE	ME 502 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7113	CONCORDE	ME 503 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7115	CONCORDE	ME 504 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7117	CONCORDE	ME 505 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7118	CONCORDE	ME 506 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7119	CONCORDE	ME 507 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7121	CONCORDE	ME 508 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7122	CONCORDE	ME 509 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7124	CONCORDE	ME 510 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7100	CONCORDE	ME 511 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7102	CONCORDE	ME 512 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7103	CONCORDE	ME 513 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7125	CONCORDE	ME 514 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7126	CONCORDE	ME 515 (St	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Stellplatz	Stellplatz
7089	CONCORDE	ME 516 (G	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Garage	Garage
7090	CONCORDE	ME 517 (G	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Garage	Garage
7092	CONCORDE	ME 518 (G	86911	Dießen am Ammersee	Bahnhofstr.	20-22	Garage	Garage

7087	CONCORDE	ME 519 (Ke	86911	Dießen am Ammersee	Bahnhofstr.	20-22	sonstiges	Keller
7873	CONCORDE		40699	Erkrath	Backhauser Str.	23	Wohnung	Wohnung	EG.		69.51	verkauft
7874	CONCORDE		40699	Erkrath	Backhauser Str.	23	Garage	Garage
7560	CONCORDE	4	45623	Essen	Ellernstr.	93	Wohnung	Wohnung	EG.	links	61.00
7872	CONCORDE	26	45623	Essen	Ellernstr.	93	Garage	Garage
7672	CONCORDE	037	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	EG.	rechts hinte	68.31
7674	CONCORDE	039	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	EG.	links vorne	47.35
7675	CONCORDE	040	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	EG.	links hinten	79.84
7676	CONCORDE	041	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	1. OG.	rechts hinte	68.31
7677	CONCORDE	042	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	1. OG.	rechts vorn	68.42
7678	CONCORDE	043	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	1. OG.	links vorne	47.35
7679	CONCORDE	044	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	1. OG.	links hinten	79.84
7680	CONCORDE	045	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	2. OG.	rechts hinte	68.31
7681	CONCORDE	046	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	2. OG.	rechts vorn	68.42
7682	CONCORDE	047	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	2. OG.	links vorne	47.35
7683	CONCORDE	048	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	2. OG.	links hinten	79.84
7684	CONCORDE	049	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	3. OG.	rechts hinte	68.31
7685	CONCORDE	050	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	3. OG.	rechts vorn	68.42
7686	CONCORDE	051	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	3. OG.	links vorne	47.35
7687	CONCORDE	052	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	3. OG.	links hinten	79.84
7689	CONCORDE	054	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	4. OG.	rechts vorn	68.42
7690	CONCORDE	055	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	4. OG.	links vorne	58.94
7693	CONCORDE	056	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	4. OG.	links hinten	67.54
7694	CONCORDE	057	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	5. OG.	rechts hinte	68.31
7695	CONCORDE	058	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	5. OG.	rechts vorn	68.42
7696	CONCORDE	059	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	5. OG.	links vorne	58.94
7697	CONCORDE	060	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	5. OG.	links hinten	67.54
7698	CONCORDE	061	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	6. OG.	rechts hinte	68.31
7699	CONCORDE	062	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	6. OG.	rechts vorn	68.42
7700	CONCORDE	063	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	6. OG.	links vorne	58.94
7701	CONCORDE	064	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	6. OG.	links hinten	67.54
7702	CONCORDE	065	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	7. OG.	rechts hinte	68.31
7703	CONCORDE	066	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	7. OG.	rechts vorn	68.42
7704	CONCORDE	067	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	7. OG.	links vorne	58.94
7705	CONCORDE	068	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	7. OG.	links hinten	67.54
7706	CONCORDE	069	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	8. OG.	rechts hinte	68.31
7707	CONCORDE	070	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	8. OG.	rechts vorn	68.42
7708	CONCORDE	071	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	8. OG.	links vorne	58.94
7709	CONCORDE	072	90765	Fürth	Erlanger Str.	47	Wohnung	Wohnung	8. OG.	links hinten	67.54
7710	CONCORDE	073	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	EG.	rechts hinte	68.31
7711	CONCORDE	074	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	EG.	rechts vorn	68.42
7712	CONCORDE	075	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	EG.	links vorne	47.35
7713	CONCORDE	076	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	EG.	links hinten	79.84
7714	CONCORDE	077	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	1. OG.	rechts hinte	68.31
7715	CONCORDE	078	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	1. OG.	rechts vorn	68.42
7716	CONCORDE	079	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	1. OG.	links vorne	47.35
7718	CONCORDE	081	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	2. OG.	rechts hinte	68.31
7719	CONCORDE	082	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	2. OG.	rechts vorn	68.42
7720	CONCORDE	083	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	2. OG.	links vorne	47.35
7721	CONCORDE	084	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	2. OG.	links hinten	79.84
7722	CONCORDE	085	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	3. OG.	rechts hinte	68.31
7724	CONCORDE	086	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	3. OG.	rechts vorn	68.42
7725	CONCORDE	087	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	3. OG.	links vorne	47.35
7728	CONCORDE	089	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	4. OG.	rechts hinte	68.31
7733	CONCORDE	090	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	4. OG.	rechts vorn	68.42
7736	CONCORDE	091	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	4. OG.	links vorne	58.94
7738	CONCORDE	092	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	4. OG.	links hinten	67.54
7740	CONCORDE	093	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	5. OG.	rechts hinte	68.31
7741	CONCORDE	094	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	5. OG.	rechts vorn	68.42
7743	CONCORDE	095	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	5. OG.	links vorne	58.94
7745	CONCORDE	096	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	5. OG.	links hinten	67.54
7748	CONCORDE	097	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	6. OG.	rechts hinte	68.31
7749	CONCORDE	098	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	6. OG.	rechts vorn	68.42
7750	CONCORDE	099	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	6. OG.	links vorne	58.94
7751	CONCORDE	100	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	6. OG.	links hinten	67.54
7752	CONCORDE	101	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	7. OG.	rechts hinte	68.31
7753	CONCORDE	102	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	7. OG.	rechts vorn	68.42
7754	CONCORDE	103	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	7. OG.	links vorne	58.94
7755	CONCORDE	104	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	7. OG.	links hinten	67.54
7756	CONCORDE	105	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	8. OG.	rechts hinte	68.31
7757	CONCORDE	106	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	8. OG.	rechts vorn	68.42
7758	CONCORDE	107	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	8. OG.	links vorne	58.94
7760	CONCORDE	108	90765	Fürth	Erlanger Str.	49	Wohnung	Wohnung	8. OG.	links hinten	67.54
7762	CONCORDE	109	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	EG.	rechts hinte	67.64
7763	CONCORDE	110	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	EG.	rechts vorn	67.75
7764	CONCORDE	111	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	EG.	links vorne	47.35
8008	CONCORDE	112	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	EG.	links hinten	79.84
8009	CONCORDE	113	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	1. OG.	rechts hinte	67.64
8010	CONCORDE	114	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	1. OG.	rechts vorn	67.75
8011	CONCORDE	115	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	1. OG.	links vorne	47.35
8012	CONCORDE	116	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	1. OG.	links hinten	79.84
8013	CONCORDE	117	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	2. OG.	rechts hinte	67.64
8014	CONCORDE	118	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	2. OG.	rechts vorn	67.75
8015	CONCORDE	119	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	2. OG.	links vorne	47.35
8017	CONCORDE	121	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	3. OG.	rechts hinte	67.64
8018	CONCORDE	122	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	3. OG.	rechts vorn	67.75
8019	CONCORDE	123	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	3. OG.	links vorne	47.35
8020	CONCORDE	124	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	3. OG.	links hinten	79.84
8021	CONCORDE	125	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	4. OG.	rechts hinte	67.64
8022	CONCORDE	126	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	4. OG.	rechts vorn	67.75
8023	CONCORDE	127	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	4. OG.	links vorne	58.94
8024	CONCORDE	128	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	4. OG.	links hinten	67.54
8025	CONCORDE	129	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	5. OG.	rechts hinte	67.64
8026	CONCORDE	130	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	5. OG.	rechts vorn	67.75
8027	CONCORDE	131	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	5. OG.	links vorne	58.94
8028	CONCORDE	132	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	5. OG.	links hinten	67.54
8029	CONCORDE	133	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	6. OG.	rechts hinte	67.64
8030	CONCORDE	134	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	6. OG.	rechts vorn	67.75
8031	CONCORDE	135	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	6. OG.	links vorne	58.94
8032	CONCORDE	136	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	6. OG.	links hinten	67.54
8033	CONCORDE	137	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	7. OG.	rechts hinte	67.64
8034	CONCORDE	138	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	7. OG.	rechts vorn	67.75
8035	CONCORDE	139	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	7. OG.	links vorne	58.94
8036	CONCORDE	140	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	7. OG.	links hinten	67.54
8037	CONCORDE	141	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	8. OG.	rechts hinte	67.64
8038	CONCORDE	142	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	8. OG.	rechts vorn	67.75
8039	CONCORDE	143	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	8. OG.	links vorne	58.94
8040	CONCORDE	144	90765	Fürth	Erlanger Str.	51	Wohnung	Wohnung	8. OG.	links hinten	67.54
7553	CONCORDE	001	90765	Fürth	Praterweg	10	Wohnung	Wohnung	EG.	links vorne	68.31
7637	CONCORDE	002	90765	Fürth	Praterweg	10	Wohnung	Wohnung	EG.	links hinten	68.42
7638	CONCORDE	003	90765	Fürth	Praterweg	10	Wohnung	Wohnung	EG.	rechts hinte	47.35
7639	CONCORDE	004	90765	Fürth	Praterweg	10	Wohnung	Wohnung	EG.	rechts vorn	79.84
7640	CONCORDE	005	90765	Fürth	Praterweg	10	Wohnung	Wohnung	1. OG.	links vorne	68.31
7641	CONCORDE	006	90765	Fürth	Praterweg	10	Wohnung	Wohnung	1. OG.	links hinten	68.42
7642	CONCORDE	007	90765	Fürth	Praterweg	10	Wohnung	Wohnung	1. OG.	rechts hinte	47.35
7643	CONCORDE	008	90765	Fürth	Praterweg	10	Wohnung	Wohnung	1. OG.	rechts vorn	79.84
7644	CONCORDE	009	90765	Fürth	Praterweg	10	Wohnung	Wohnung	2. OG.	links vorne	68.31
7646	CONCORDE	011	90765	Fürth	Praterweg	10	Wohnung	Wohnung	2. OG.	rechts hinte	47.35
7647	CONCORDE	012	90765	Fürth	Praterweg	10	Wohnung	Wohnung	2. OG.	rechts vorn	79.84
7649	CONCORDE	014	90765	Fürth	Praterweg	10	Wohnung	Wohnung	3. OG.	links hinten	68.42
7650	CONCORDE	015	90765	Fürth	Praterweg	10	Wohnung	Wohnung	3. OG.	rechts hinte	47.35
7651	CONCORDE	016	90765	Fürth	Praterweg	10	Wohnung	Wohnung	3. OG.	rechts vorn	79.84
7652	CONCORDE	017	90765	Fürth	Praterweg	10	Wohnung	Wohnung	4. OG.	links vorne	68.31
7654	CONCORDE	019	90765	Fürth	Praterweg	10	Wohnung	Wohnung	4. OG.	rechts hinte	58.94
7655	CONCORDE	020	90765	Fürth	Praterweg	10	Wohnung	Wohnung	4. OG.	rechts vorn	67.54
7656	CONCORDE	021	90765	Fürth	Praterweg	10	Wohnung	Wohnung	5. OG.	links vorne	68.31
7657	CONCORDE	022	90765	Fürth	Praterweg	10	Wohnung	Wohnung	5. OG.	links hinten	68.42
7658	CONCORDE	023	90765	Fürth	Praterweg	10	Wohnung	Wohnung	5. OG.	rechts hinte	58.94

7659	CONCORDE	024	90765	Fürth	Praterweg	10	Wohnung	Wohnung	5. OG.	rechts vorn	67.54
7660	CONCORDE	025	90765	Fürth	Praterweg	10	Wohnung	Wohnung	6. OG.	links vorne	68.31
7661	CONCORDE	026	90765	Fürth	Praterweg	10	Wohnung	Wohnung	6. OG.	links hinten	68.42
7663	CONCORDE	028	90765	Fürth	Praterweg	10	Wohnung	Wohnung	6. OG.	vorne	67.54
7664	CONCORDE	029	90765	Fürth	Praterweg	10	Wohnung	Wohnung	7. OG.	links vorne	68.31
7665	CONCORDE	030	90765	Fürth	Praterweg	10	Wohnung	Wohnung	7. OG.	links hinten	68.42
7667	CONCORDE	032	90765	Fürth	Praterweg	10	Wohnung	Wohnung	7. OG.	rechts vorn	67.54
7668	CONCORDE	033	90765	Fürth	Praterweg	10	Wohnung	Wohnung	8. OG.	links vorne	68.31
7669	CONCORDE	034	90765	Fürth	Praterweg	10	Wohnung	Wohnung	8. OG.	links hinten	68.42
7670	CONCORDE	035	90765	Fürth	Praterweg	10	Wohnung	Wohnung	8. OG.	rechts hinte	58.94
7671	CONCORDE	036	90765	Fürth	Praterweg	10	Wohnung	Wohnung	8. OG.	rechts vorn	67.54
8333	CONCORDE	G145	90765	Fürth	Praterweg	10	Garage	Garage
8334	CONCORDE	G146	90765	Fürth	Praterweg	10	Garage	Garage
8337	CONCORDE	G149	90765	Fürth	Praterweg	10	Garage	Garage
8338	CONCORDE	G150	90765	Fürth	Praterweg	10	Garage	Garage
8339	CONCORDE	G151	90765	Fürth	Praterweg	10	Garage	Garage
8340	CONCORDE	G152	90765	Fürth	Praterweg	10	Garage	Garage
8341	CONCORDE	G153	90765	Fürth	Praterweg	10	Garage	Garage
8343	CONCORDE	G155	90765	Fürth	Praterweg	10	Garage	Garage
8344	CONCORDE	G156	90765	Fürth	Praterweg	10	Garage	Garage
8345	CONCORDE	G157	90765	Fürth	Praterweg	10	Garage	Garage
8346	CONCORDE	G158	90765	Fürth	Praterweg	10	Garage	Garage
8348	CONCORDE	G160	90765	Fürth	Praterweg	10	Garage	Garage
8349	CONCORDE	G161	90765	Fürth	Praterweg	10	Garage	Garage
8350	CONCORDE	G162	90765	Fürth	Praterweg	10	Garage	Garage
8351	CONCORDE	G163	90765	Fürth	Praterweg	10	Garage	Garage
8352	CONCORDE	G164	90765	Fürth	Praterweg	10	Garage	Garage
8353	CONCORDE	G165	90765	Fürth	Praterweg	10	Garage	Garage
8354	CONCORDE	G166	90765	Fürth	Praterweg	10	Garage	Garage
8355	CONCORDE	G167	90765	Fürth	Praterweg	10	Garage	Garage
9038	CONCORDE	G168	90765	Fürth	Praterweg	10	Garage	Garage
9037	CONCORDE	G169	90765	Fürth	Praterweg	10	Garage	Garage
8356	CONCORDE	G170	90765	Fürth	Praterweg	10	Garage	Garage
8357	CONCORDE	G171	90765	Fürth	Praterweg	10	Garage	Garage
8358	CONCORDE	G172	90765	Fürth	Praterweg	10	Garage	Garage
8359	CONCORDE	G173	90765	Fürth	Praterweg	10	Garage	Garage
8360	CONCORDE	G174	90765	Fürth	Praterweg	10	Garage	Garage
8362	CONCORDE	G176	90765	Fürth	Praterweg	10	Garage	Garage
8363	CONCORDE	G177	90765	Fürth	Praterweg	10	Garage	Garage
8364	CONCORDE	G178	90765	Fürth	Praterweg	10	Garage	Garage
8365	CONCORDE	S01	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8366	CONCORDE	S02	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8367	CONCORDE	S03	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8368	CONCORDE	S04	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8369	CONCORDE	S05	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8370	CONCORDE	S06	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8371	CONCORDE	S07	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8372	CONCORDE	S08	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8373	CONCORDE	S09	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8374	CONCORDE	S10	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8375	CONCORDE	S11	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8376	CONCORDE	S12	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8377	CONCORDE	S13	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8378	CONCORDE	S14	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8379	CONCORDE	S15	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8380	CONCORDE	S16	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8381	CONCORDE	S17	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8382	CONCORDE	S18	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8383	CONCORDE	S19	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8384	CONCORDE	S20	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8385	CONCORDE	S21	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8386	CONCORDE	S22	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8387	CONCORDE	S23	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8388	CONCORDE	S24	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8389	CONCORDE	S25	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8390	CONCORDE	S26	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8391	CONCORDE	S27	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8392	CONCORDE	S28	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8393	CONCORDE	S29	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8394	CONCORDE	S30	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8395	CONCORDE	S31	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8396	CONCORDE	S32	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8397	CONCORDE	S33	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8398	CONCORDE	S34	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8399	CONCORDE	S35	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8400	CONCORDE	S36	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8401	CONCORDE	S37	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8402	CONCORDE	S38	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8403	CONCORDE	S39	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8404	CONCORDE	S40	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8405	CONCORDE	S41	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8406	CONCORDE	S42	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8408	CONCORDE	S44	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8409	CONCORDE	S45	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8410	CONCORDE	S46	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8411	CONCORDE	S47	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8412	CONCORDE	S48	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8413	CONCORDE	S49	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8414	CONCORDE	S50	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8415	CONCORDE	S51	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8416	CONCORDE	S52	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8417	CONCORDE	S53	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8418	CONCORDE	S54	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8419	CONCORDE	S55	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8420	CONCORDE	S56	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8423	CONCORDE	S59	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8424	CONCORDE	S60	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8425	CONCORDE	S61	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8426	CONCORDE	S62	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8427	CONCORDE	S63	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8428	CONCORDE	S64	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8429	CONCORDE	S65	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8430	CONCORDE	S66	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8431	CONCORDE	S67	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8432	CONCORDE	S68	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8433	CONCORDE	S69	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8434	CONCORDE	S70	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8435	CONCORDE	S71	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8436	CONCORDE	S72	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8437	CONCORDE	S73	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8438	CONCORDE	S74	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
9590	CONCORDE	S76	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
8439	CONCORDE	S91	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
9060	CONCORDE	S92	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
9586	CONCORDE	S93	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
9587	CONCORDE	S94	90765	Fürth	Praterweg	10	Stellplatz	Stellplatz
4205	CONCORDE		90765	Fürth	Praterweg	10	sonstiges	Zigarettenautomat
7881	CONCORDE	01	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	EG.	links	67.01
7882	CONCORDE	02	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	EG.	rechts	54.44
7883	CONCORDE	03	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	1. OG.	links	67.01
7884	CONCORDE	04	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	1. OG.	rechts	54.44
7885	CONCORDE	05	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	2. OG.	links	67.01
7887	CONCORDE	06	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	2. OG.	rechts	54.44
7890	CONCORDE	08	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	3. OG.	rechts	54.44
7891	CONCORDE	09	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	4. OG.	links	67.01
7892	CONCORDE	10	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	4. OG.	rechts	36.76
7893	CONCORDE	11	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	5. OG.	links	67.01
7894	CONCORDE	12	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	5. OG.	rechts	54.44

7895	CONCORDE	13	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	6. OG.	links	67.01
7896	CONCORDE	14	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	6. OG.	rechts	54.44
7897	CONCORDE	15	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	7. OG.	links	67.01
7898	CONCORDE	16	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	7. OG.	rechts	36.76
7900	CONCORDE	18	90766	Fürth	Voltastraße	1	Wohnung	Wohnung	8. OG.	rechts	54.44
7901	CONCORDE	19	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	EG.	links	53.81
7902	CONCORDE	20	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	EG.	rechts	67.01
7903	CONCORDE	21	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	1. OG.	links	53.81
7904	CONCORDE	22	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	1. OG.	rechts	67.01
7906	CONCORDE	24	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	2. OG.	rechts	67.01
7907	CONCORDE	25	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	3. OG.	links	53.81
7908	CONCORDE	26	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	3. OG.	rechts	67.01
7909	CONCORDE	27	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	4. OG.	links	36.76
7910	CONCORDE	28	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	4. OG.	rechts	67.01
7911	CONCORDE	29	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	5. OG.	links	53.81
7912	CONCORDE	30	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	5. OG.	rechts	67.01
7913	CONCORDE	31	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	6. OG.	links	53.81
7914	CONCORDE	32	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	6. OG.	rechts	67.01
7915	CONCORDE	33	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	7. OG.	links	36.76
7917	CONCORDE	35	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	8. OG.	links	53.81
7918	CONCORDE	36	90766	Fürth	Voltastraße	3	Wohnung	Wohnung	8. OG.	rechts	67.01
7919	CONCORDE	37	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	EG.	links	67.01
7920	CONCORDE	38	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	EG.	rechts	54.44
7921	CONCORDE	39	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	1. OG.	links	67.01
7922	CONCORDE	40	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	1. OG.	rechts	54.44
7923	CONCORDE	41	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	2. OG.	links	67.01
7926	CONCORDE	44	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	3. OG.	rechts	54.44
7927	CONCORDE	45	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	4. OG.	links	67.01
7928	CONCORDE	46	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	4. OG.	rechts	36.76
7929	CONCORDE	47	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	5. OG.	links	67.01
7930	CONCORDE	48	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	5. OG.	rechts	54.44
7931	CONCORDE	49	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	6. OG.	links	67.01
7932	CONCORDE	50	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	6. OG.	rechts	54.44
7934	CONCORDE	52	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	7. OG.	rechts	36.76
7935	CONCORDE	53	90766	Fürth	Voltastraße	5	Wohnung	Wohnung	8. OG.	links	67.01
7937	CONCORDE	55	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	EG.	links	53.81
7938	CONCORDE	56	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	EG.	rechts	67.01
7939	CONCORDE	57	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	1. OG.	links	53.81
7941	CONCORDE	59	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	2. OG.	links	53.81
7943	CONCORDE	61	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	3. OG.	links	53.81
7944	CONCORDE	62	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	3. OG.	rechts	67.01
7945	CONCORDE	63	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	4. OG.	links	36.76
7947	CONCORDE	65	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	5. OG.	links	53.81
7948	CONCORDE	66	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	5. OG.	rechts	67.01
7949	CONCORDE	67	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	6. OG.	links	53.81
7950	CONCORDE	68	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	6. OG.	rechts	67.01
7951	CONCORDE	69	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	7. OG.	links	36.76
7952	CONCORDE	70	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	7. OG.	rechts	67.01
7953	CONCORDE	71	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	8. OG.	links	53.81
7955	CONCORDE	72	90766	Fürth	Voltastraße	7	Wohnung	Wohnung	8. OG.	rechts	67.01
306	CONCORDE	S01	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
307	CONCORDE	S02	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
309	CONCORDE	S03	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
310	CONCORDE	S04	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
311	CONCORDE	S05	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
1552	CONCORDE	S07	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
312	CONCORDE	S08	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
1553	CONCORDE	S09	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
313	CONCORDE	S10	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
531	CONCORDE	S11	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
532	CONCORDE	S12	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
1538	CONCORDE	S13	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
1539	CONCORDE	S14	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
1541	CONCORDE	S16	90766	Fürth	Voltastraße	7	Stellplatz	Stellplatz
54	CONCORDE		90766	Fürth	Voltastraße	7	sonstiges	Zigarettenautomat
7878	CONCORDE	7	47608	Geldern	Am Stadtgraben	22	Wohnung	Wohnung	DG.	links	66.00
7879	CONCORDE	8	47608	Geldern	Am Stadtgraben	22	Wohnung	Wohnung	DG.	rechts	66.00
7880	CONCORDE	9	47608	Geldern	Am Stadtgraben	22	Wohnung	Wohnung	DG.	mitte	51.00
7888	CONCORDE		49504	Lotte	Saerbecker Damm	24/28	Wohnung	Wohnung	EG.	links	82.50
7886	CONCORDE		49504	Lotte	Saerbecker Damm	24/28	Wohnung	Wohnung	EG.	rechts	82.50
3676	CONCORDE	01	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Wohnung	Wohnung	1. UG.	mitte	49.57
3700	CONCORDE	02	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Wohnung	Wohnung	EG.	links	82.60
3701	CONCORDE	03	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Wohnung	Wohnung	EG.	rechts	60.03
3703	CONCORDE	05	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Wohnung	Wohnung	1. OG.	rechts	60.24
3704	CONCORDE	06	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Wohnung	Wohnung	2. OG.	links	83.58
3705	CONCORDE	07	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Wohnung	Wohnung	2. OG.	rechts	60.24
3706	CONCORDE	08	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Wohnung	Wohnung	3. OG.	links	83.05
3707	CONCORDE	09	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Wohnung	Wohnung	3. OG.	rechts	60.36
3825	CONCORDE	G092	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3826	CONCORDE	G093	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3827	CONCORDE	G094	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3829	CONCORDE	G096	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3830	CONCORDE	G097	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3831	CONCORDE	G098	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3832	CONCORDE	G099	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3833	CONCORDE	G100	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3834	CONCORDE	G101	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3835	CONCORDE	G102	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3836	CONCORDE	G103	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3837	CONCORDE	G104	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3839	CONCORDE	G106	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3840	CONCORDE	G107	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3843	CONCORDE	G109	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3844	CONCORDE	G110	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3845	CONCORDE	G111	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3846	CONCORDE	G112	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3847	CONCORDE	G113	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3850	CONCORDE	G115	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3851	CONCORDE	G116	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3853	CONCORDE	G117	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3854	CONCORDE	G118	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3855	CONCORDE	G119	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3856	CONCORDE	G120	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3857	CONCORDE	G121	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3858	CONCORDE	G122	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3860	CONCORDE	G124	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Garage	Garage
3862	CONCORDE	S001	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Stellplatz	Stellplatz
3864	CONCORDE	S002	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Stellplatz	Stellplatz
3866	CONCORDE	S004	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Stellplatz	Stellplatz
3867	CONCORDE	S005	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Stellplatz	Stellplatz
3868	CONCORDE	S006	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Stellplatz	Stellplatz
3870	CONCORDE	S007	67061	Ludwigshafen am Rhein	Mundenheimer Straße	83	Stellplatz	Stellplatz
3708	CONCORDE	10	67061	Ludwigshafen am Rhein	Mundenheimer Straße	85	Wohnung	Wohnung	1. UG.	mitte	50.74
3709	CONCORDE	11	67061	Ludwigshafen am Rhein	Mundenheimer Straße	85	Wohnung	Wohnung	EG.	links	60.07
3710	CONCORDE	12	67061	Ludwigshafen am Rhein	Mundenheimer Straße	85	Wohnung	Wohnung	EG.	rechts	60.07
3712	CONCORDE	14	67061	Ludwigshafen am Rhein	Mundenheimer Straße	85	Wohnung	Wohnung	1. OG.	rechts	60.07
3713	CONCORDE	15	67061	Ludwigshafen am Rhein	Mundenheimer Straße	85	Wohnung	Wohnung	2. OG.	links	60.07
55	CONCORDE	16	67061	Ludwigshafen am Rhein	Mundenheimer Straße	85	Wohnung	Wohnung	2. OG.	rechts	60.07
3715	CONCORDE	17	67061	Ludwigshafen am Rhein	Mundenheimer Straße	85	Wohnung	Wohnung	3. OG.	links	60.40
3717	CONCORDE	19	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	1. UG.	links	47.50
3718	CONCORDE	20	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	1. UG.	rechts	25.07
3719	CONCORDE	21	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	EG.	links	60.12
3720	CONCORDE	22	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	EG.	rechts	37.20
3721	CONCORDE	23	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	1. OG.	links	60.12
3722	CONCORDE	24	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	1. OG.	rechts	37.49
3723	CONCORDE	25	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	2. OG.	links	60.12
3725	CONCORDE	26	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	2. OG.	rechts	37.49
3727	CONCORDE	27	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	3. OG.	links	59.91

3728	CONCORDE	28	67061	Ludwigshafen am Rhein	Mundenheimer Straße	87	Wohnung	Wohnung	3. OG.	rechts	37.29
3730	CONCORDE	29	67061	Ludwigshafen am Rhein	Mundenheimer Straße	89	Wohnung	Wohnung	1. UG.	links	47.37
3732	CONCORDE	30	67061	Ludwigshafen am Rhein	Mundenheimer Straße	89	Wohnung	Wohnung	1. UG.	rechts	51.32
3735	CONCORDE	31	67061	Ludwigshafen am Rhein	Mundenheimer Straße	89	Wohnung	Wohnung	EG.	links	82.35
3736	CONCORDE	32	67061	Ludwigshafen am Rhein	Mundenheimer Straße	89	Wohnung	Wohnung	EG.	rechts	64.52
3738	CONCORDE	33	67061	Ludwigshafen am Rhein	Mundenheimer Straße	89	Wohnung	Wohnung	1. OG.	links	82.35
3739	CONCORDE	34	67061	Ludwigshafen am Rhein	Mundenheimer Straße	89	Wohnung	Wohnung	1. OG.	rechts	64.52
3742	CONCORDE	36	67061	Ludwigshafen am Rhein	Mundenheimer Straße	89	Wohnung	Wohnung	2. OG.	rechts	64.90
3746	CONCORDE	38	67061	Ludwigshafen am Rhein	Mundenheimer Straße	89	Wohnung	Wohnung	3. OG.	rechts	64.90
3753	CONCORDE	39	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	1. UG.	links	41.90
3754	CONCORDE	40	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	1. UG.	rechts	76.60
3755	CONCORDE	41	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	1. UG.	mitte	36.51
3756	CONCORDE	42	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	EG.	links	42.52
3757	CONCORDE	43	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	EG.	rechts	76.44
3758	CONCORDE	44	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	EG.	mitte	36.51
3761	CONCORDE	45	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	1. OG.	links	60.46
3763	CONCORDE	46	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	1. OG.	mitte	37.61
3759	CONCORDE	47	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	1. OG.	rechts	75.26
3767	CONCORDE	48	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	2. OG.	links	60.46
3768	CONCORDE	49	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	2. OG.	mitte	37.61
3765	CONCORDE	50	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	2. OG.	rechts	75.26
3774	CONCORDE	52	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	3. OG.	mitte	37.61
3770	CONCORDE	53	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	3. OG.	rechts	75.68
3779	CONCORDE	54	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	4. OG.	links	60.46
3780	CONCORDE	55	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	4. OG.	mitte	37.61
3777	CONCORDE	56	67061	Ludwigshafen am Rhein	Mundenheimer Straße	91	Wohnung	Wohnung	4. OG.	rechts	48.63
3781	CONCORDE	57	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	1. UG.	links	58.30
3782	CONCORDE	58	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	1. UG.	rechts	38.55
3783	CONCORDE	59	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	EG.	links	59.30
3784	CONCORDE	60	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	EG.	rechts	80.65
3788	CONCORDE	63	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	2. OG.	links	59.54
3789	CONCORDE	64	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	2. OG.	rechts	87.93
3790	CONCORDE	65	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	3. OG.	links	59.54
3792	CONCORDE	67	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	4. OG.	links	59.54
3793	CONCORDE	68	67061	Ludwigshafen am Rhein	Mundenheimer Straße	93	Wohnung	Wohnung	4. OG.	rechts	87.93
3794	CONCORDE	69	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	1. UG.	links	40.76
3795	CONCORDE	70	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	1. UG.	rechts	50.74
3796	CONCORDE	71	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	EG.	links	51.13
3797	CONCORDE	72	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	EG.	links mitte	40.64
3799	CONCORDE	73	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	EG.	rechts mitte	51.31
3798	CONCORDE	74	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	EG.	rechts	55.75
3800	CONCORDE	75	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	1. OG.	links	57.02
3802	CONCORDE	76	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	1. OG.	links mitte	40.87
3806	CONCORDE	77	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	1. OG.	rechts mitte	51.31
3804	CONCORDE	78	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	1. OG.	rechts	62.12
3807	CONCORDE	79	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	2. OG.	links	57.02
3808	CONCORDE	80	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	2. OG.	links mitte	40.87
3812	CONCORDE	81	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	2. OG.	rechts mitte	51.61
3810	CONCORDE	82	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	2. OG.	rechts	62.27
3814	CONCORDE	83	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	3. OG.	links	57.02
3815	CONCORDE	84	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	3. OG.	links mitte	40.87
3819	CONCORDE	85	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	3. OG.	rechts mitte	51.61
3817	CONCORDE	86	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	3. OG.	rechts	62.27
3820	CONCORDE	87	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	4. OG.	links	57.02
3821	CONCORDE	88	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	4. OG.	links mitte	40.87
3823	CONCORDE	89	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	4. OG.	rechts mitte	51.61
3822	CONCORDE	90	67061	Ludwigshafen am Rhein	Mundenheimer Straße	95	Wohnung	Wohnung	4. OG.	rechts	62.27
7146	CONCORDE	01	81677	München	Einsteinstr.	187	Wohnung	Wohnung	1. OG.		70.00
7148	CONCORDE	02	81677	München	Einsteinstr.	187	Wohnung	Wohnung	1. OG.	mitte	69.00
7149	CONCORDE	03	81677	München	Einsteinstr.	187	Wohnung	Wohnung	1. OG.	links	61.00
7156	CONCORDE	10	81677	München	Einsteinstr.	187	Wohnung	Wohnung	2. OG.	rechts	69.18
7157	CONCORDE	11	81677	München	Einsteinstr.	187	Wohnung	Wohnung	2. OG.	mitte	69.17
7158	CONCORDE	12	81677	München	Einsteinstr.	187	Wohnung	Wohnung	2. OG.	links	58.31
7166	CONCORDE	20	81677	München	Einsteinstr.	187	Wohnung	Wohnung	3. OG.	rechts	56.31
7167	CONCORDE	21	81677	München	Einsteinstr.	187	Wohnung	Wohnung	3. OG.		61.00
7175	CONCORDE	29	81677	München	Einsteinstr.	187	Wohnung	Wohnung	4. OG.		55.50
7176	CONCORDE	30	81677	München	Einsteinstr.	187	Wohnung	Wohnung	4. OG.	rechts	61.00
7183	CONCORDE	37	81677	München	Einsteinstr.	187	Wohnung	Wohnung	5. OG.	rechts	83.50
7184	CONCORDE	38	81677	München	Einsteinstr.	187	Wohnung	Wohnung	5. OG.		55.50
7185	CONCORDE	39	81677	München	Einsteinstr.	187	Wohnung	Wohnung	5. OG.		61.00
7194	CONCORDE	47	81677	München	Einsteinstr.	187	Wohnung	Wohnung	6. OG.		69.00
7195	CONCORDE	48	81677	München	Einsteinstr.	187	Wohnung	Wohnung	6. OG.		61.00
7202	CONCORDE	55	81677	München	Einsteinstr.	187	Wohnung	Wohnung	7. OG.		37.00
7203	CONCORDE	56	81677	München	Einsteinstr.	187	Wohnung	Wohnung	7. OG.		130.00
7210	CONCORDE	Gew61	81677	München	Einsteinstr.	187	Gewerbe	Laden	EG.	links		190.00
2934	CONCORDE	011	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	EG.	rechts vorn	61.96
2937	CONCORDE	013	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	EG.	rechts hinte	30.31
2939	CONCORDE	014	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	EG.	links hinten	62.14
2940	CONCORDE	015	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	EG.	mitte hinten	30.31
2942	CONCORDE	016	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	EG.	rechts hinte	62.14
2943	CONCORDE	017	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	EG.	rechts vorn	62.14
2945	CONCORDE	018	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	EG.	mitte vorne	30.31
2946	CONCORDE	019	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	EG.	links vorne	30.31
2964	CONCORDE	030	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	1. OG.	rechts vorn	61.96
2966	CONCORDE	031	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	1. OG.	links	38.88
2967	CONCORDE	032	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	1. OG.	rechts hinte	30.31
2970	CONCORDE	034	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	1. OG.	mitte hinten	30.31
2973	CONCORDE	036	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	1. OG.	rechts vorn	62.14
2975	CONCORDE	037	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	1. OG.	mitte vorne	30.31
2976	CONCORDE	038	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	1. OG.	links vorne	30.31
2995	CONCORDE	050	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	2. OG.	links	38.88
2996	CONCORDE	051	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	2. OG.	rechts hinte	30.31
2999	CONCORDE	053	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	2. OG.	mitte hinten	30.31
3000	CONCORDE	054	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	2. OG.	rechts hinte	62.14
3002	CONCORDE	055	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	2. OG.	rechts vorn	62.14
3004	CONCORDE	056	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	2. OG.	mitte vorne	30.31
3005	CONCORDE	057	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	2. OG.	links vorne	30.31
3023	CONCORDE	068	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	3. OG.	rechts vorn	61.96
3025	CONCORDE	070	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	3. OG.	rechts hinte	30.31
3026	CONCORDE	071	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	3. OG.	links hinten	62.14
3027	CONCORDE	072	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	3. OG.	mitte hinten	30.31
3028	CONCORDE	073	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	3. OG.	rechts hinte	62.14
3029	CONCORDE	074	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	3. OG.	rechts vorn	62.14
3030	CONCORDE	075	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	3. OG.	mitte vorne	30.31
3031	CONCORDE	076	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	3. OG.	links vorne	30.31
3043	CONCORDE	087	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	rechts vorn	61.96
3045	CONCORDE	088	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	links	38.88
3046	CONCORDE	089	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	rechts hinte	30.31
3047	CONCORDE	090	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	links hinten	62.14
3049	CONCORDE	091	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	mitte hinten	30.31
3050	CONCORDE	092	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	rechts hinte	62.14
3052	CONCORDE	093	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	rechts vorn	62.14
3053	CONCORDE	094	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	mitte vorne	30.31
3054	CONCORDE	095	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	4. OG.	links vorne	30.31
3070	CONCORDE	106	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	5. OG.	rechts vorn	61.96
3073	CONCORDE	108	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	5. OG.	rechts hinte	30.31
3076	CONCORDE	110	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	5. OG.	mitte hinten	30.31
3079	CONCORDE	112	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	5. OG.	rechts vorn	62.14
3080	CONCORDE	113	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	5. OG.	mitte vorne	30.31
3081	CONCORDE	114	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	5. OG.	links vorne	30.31
3095	CONCORDE	128	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	6. OG.	links hinten	64.14
3096	CONCORDE	129	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	6. OG.	mitte hinten	30.31
3098	CONCORDE	131	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	6. OG.	rechts vorn	62.14
3099	CONCORDE	132	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	6. OG.	mitte vorne	30.31
3100	CONCORDE	133	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	6. OG.	links vorne	30.31
3111	CONCORDE	144	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	7. OG.	rechts vorn	61.96
3113	CONCORDE	146	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	7. OG.	rechts hinte	30.31
3114	CONCORDE	147	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	7. OG.	links hinten	62.14

3115	CONCORDE	148	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	7. OG.	mitte hinten	30.31
3116	CONCORDE	149	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	7. OG.	rechts hinte	62.14
3117	CONCORDE	150	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	7. OG.	rechts vorn	62.14
3118	CONCORDE	151	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	7. OG.	mitte vorne	30.31
3119	CONCORDE	152	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	7. OG.	links vorne	30.31
3132	CONCORDE	165	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	8. OG.	rechts hinte	30.31
3133	CONCORDE	166	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	8. OG.	links hinten	62.14
3135	CONCORDE	168	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	8. OG.	rechts hinte	62.14
3136	CONCORDE	169	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	8. OG.	rechts vorn	62.14
3138	CONCORDE	171	80687	München	Elsenheimerstr.	32	Wohnung	Wohnung	8. OG.	links vorne	30.31
2924	CONCORDE	001	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	EG.	links hinten	62.14
2925	CONCORDE	002	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	EG.	links vorne	30.31
2926	CONCORDE	003	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	EG.	rechts	62.14
2927	CONCORDE	004	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	EG.	rechts vorn	62.14
2929	CONCORDE	006	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	EG.	mitte rechts	30.31
2930	CONCORDE	007	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	EG.	mitte links	30.31
2932	CONCORDE	009	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	EG.	links vorne	70.23
2933	CONCORDE	010	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	EG.	mitte vorne	30.31
2948	CONCORDE	020	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	1. OG.	links hinten	62.14
2950	CONCORDE	021	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	1. OG.	links vorne	30.31
2951	CONCORDE	022	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	1. OG.	rechts	62.14
2953	CONCORDE	023	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	1. OG.	rechts vorn	62.14
2954	CONCORDE	024	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	1. OG.	rechts hinte	30.31
2956	CONCORDE	025	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	1. OG.	mitte rechts	30.31
8462	CONCORDE	026	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	1. OG.	mitte links	30.31
2979	CONCORDE	040	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	links vorne	30.31
2981	CONCORDE	041	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	rechts	62.14
2983	CONCORDE	042	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	rechts vorn	62.14
2984	CONCORDE	043	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	rechts hinte	30.31
2985	CONCORDE	044	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	mitte rechts	30.31
2987	CONCORDE	045	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	mitte links	30.31
2988	CONCORDE	046	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	links hinten	62.14
2990	CONCORDE	047	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	links vorne	70.23
2991	CONCORDE	048	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	2. OG.	mitte vorne	30.31
3007	CONCORDE	058	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	links hinten	62.14
3009	CONCORDE	059	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	links vorne	30.31
3010	CONCORDE	060	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	rechts	62.14
3012	CONCORDE	061	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	rechts vorn	62.14
3013	CONCORDE	062	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	rechts hinte	30.31
3018	CONCORDE	063	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	mitte rechts	30.31
3019	CONCORDE	064	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	mitte links	30.31
3020	CONCORDE	065	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	links hinten	62.14
3021	CONCORDE	066	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	links vorne	70.23
3022	CONCORDE	067	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	3. OG.	mitte vorne	30.31
3034	CONCORDE	079	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	4. OG.	rechts	62.14
3035	CONCORDE	080	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	4. OG.	rechts vorn	62.14
3036	CONCORDE	081	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	4. OG.	rechts hinte	30.31
3037	CONCORDE	082	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	4. OG.	mitte rechts	30.31
3038	CONCORDE	083	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	4. OG.	mitte links	30.31
3042	CONCORDE	086	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	4. OG.	mitte vorne	30.31
3058	CONCORDE	097	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	5. OG.	links vorne	30.31
3059	CONCORDE	098	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	5. OG.	rechts	62.14
3060	CONCORDE	099	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	5. OG.	rechts vorn	62.14
3061	CONCORDE	100	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	5. OG.	rechts hinte	30.31
3064	CONCORDE	102	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	5. OG.	mitte links	30.31
3066	CONCORDE	104	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	5. OG.	links vorne	70.23
3082	CONCORDE	115	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	6. OG.	links hinten	62.14
3083	CONCORDE	116	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	6. OG.	links vorne	30.31
3084	CONCORDE	117	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	6. OG.	rechts	62.14
3086	CONCORDE	119	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	6. OG.	rechts hinte	30.31
3088	CONCORDE	121	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	6. OG.	mitte links	30.31
3090	CONCORDE	123	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	6. OG.	links vorne	70.23
3091	CONCORDE	124	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	6. OG.	mitte vorne	30.31
3101	CONCORDE	134	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	7. OG.	links hinten	62.14
3103	CONCORDE	136	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	7. OG.	rechts	62.14
3105	CONCORDE	138	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	7. OG.	rechts hinte	30.31
3107	CONCORDE	140	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	7. OG.	mitte links	30.31
3109	CONCORDE	142	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	7. OG.	links vorne	70.23
3110	CONCORDE	143	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	7. OG.	mitte vorne	30.31
3120	CONCORDE	153	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	8. OG.	links hinten	62.14
3122	CONCORDE	155	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	8. OG.	rechts	62.14
3123	CONCORDE	156	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	8. OG.	rechts vorn	62.14
3128	CONCORDE	161	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	8. OG.	links vorne	70.23
3129	CONCORDE	162	80687	München	Elsenheimerstr.	34	Wohnung	Wohnung	8. OG.	mitte vorne	30.31
7088	CONCORDE	01	80809	München	Fürstenbergstr.	19	Wohnung	Wohnung	EG.	links	61.95
7094	CONCORDE	04	80809	München	Fürstenbergstr.	19	Wohnung	Wohnung	1. OG.	links	65.61
7099	CONCORDE	09	80809	München	Fürstenbergstr.	19	Wohnung	Wohnung	2. OG.	rechts	52.94
7101	CONCORDE	10	80809	München	Fürstenbergstr.	19	Wohnung	Wohnung	3. OG.	links	65.61
7106	CONCORDE	12	80809	München	Fürstenbergstr.	19	Wohnung	Wohnung	3. OG.	rechts	52.94
7108	CONCORDE	13	80809	München	Fürstenbergstr.	19	Wohnung	Wohnung	4. OG.	links	65.61
7110	CONCORDE	15	80809	München	Fürstenbergstr.	19	Wohnung	Wohnung	4. OG.	rechts	52.94
7111	CONCORDE	999	80809	München	Fürstenbergstr.	19	sonstiges	Keller	1. UG.
7142	CONCORDE	G34	80809	München	Fürstenbergstr.	19	Garage	Garage
6673	CONCORDE	02	80799	München	Georgenstr.	35	Wohnung	Wohnung	1. OG.	links vorne	95.65
6676	CONCORDE	03	80799	München	Georgenstr.	35	Wohnung	Wohnung	1. OG.	mitte vorne	45.65
6683	CONCORDE	04	80799	München	Georgenstr.	35	Wohnung	Wohnung	1. OG.	rechts vorn	54.75
6677	CONCORDE	05	80799	München	Georgenstr.	35	Wohnung	Wohnung	1. OG.	rechts hinte	56.65
6681	CONCORDE	06	80799	München	Georgenstr.	35	Wohnung	Wohnung	1. OG.	mitte hinten	32.60
6688	CONCORDE	07	80799	München	Georgenstr.	35	Wohnung	Wohnung	2. OG.	links hinten	68.45
6684	CONCORDE	09	80799	München	Georgenstr.	35	Wohnung	Wohnung	2. OG.	mitte vorne	45.65
6686	CONCORDE	10	80799	München	Georgenstr.	35	Wohnung	Wohnung	2. OG.	rechts vorn	54.75
6689	CONCORDE	11	80799	München	Georgenstr.	35	Wohnung	Wohnung	2. OG.	rechts hinte	56.65
6685	CONCORDE	12	80799	München	Georgenstr.	35	Wohnung	Wohnung	2. OG.	mitte hinten	32.60
6694	CONCORDE	13	80799	München	Georgenstr.	35	Wohnung	Wohnung	3. OG.	links hinten	68.45
6696	CONCORDE	14	80799	München	Georgenstr.	35	Wohnung	Wohnung	3. OG.	links vorne	95.65
6690	CONCORDE	15	80799	München	Georgenstr.	35	Wohnung	Wohnung	3. OG.	mitte vorne	45.65
6695	CONCORDE	16	80799	München	Georgenstr.	35	Wohnung	Wohnung	3. OG.	rechts vorn	54.75
6691	CONCORDE	17	80799	München	Georgenstr.	35	Wohnung	Wohnung	3. OG.	rechts hinte	56.65
6697	CONCORDE	22	80799	München	Georgenstr.	35	Wohnung	Wohnung	4. OG.	mitte vorne	54.75
6669	CONCORDE	23	80799	München	Georgenstr.	35	Wohnung	Wohnung	4. OG.	rechts vorn	56.65		verkauft
6699	CONCORDE	24	80799	München	Georgenstr.	35	Wohnung	Wohnung	4. OG.	rechts hinte	32.60
6716	CONCORDE	28	80799	München	Georgenstr.	35	Wohnung	Wohnung	5. OG.	mitte vorne	54.75		verkauft
6720	CONCORDE	33	80799	München	Georgenstr.	35	Wohnung	Wohnung	DG.	rechts vorn	36.32
6723	CONCORDE	34	80799	München	Georgenstr.	35	Wohnung	Wohnung	DG.	rechts hinte	38.12
6737	CONCORDE	G05	80799	München	Georgenstr.	35	Garage	Garage
6742	CONCORDE	G09	80799	München	Georgenstr.	35	Garage	Garage
6746	CONCORDE	G12	80799	München	Georgenstr.	35	Garage	Garage
6747	CONCORDE	G13	80799	München	Georgenstr.	35	Garage	Garage
6751	CONCORDE	G16	80799	München	Georgenstr.	35	Garage	Garage
6752	CONCORDE	G17	80799	München	Georgenstr.	35	Garage	Garage
6666	CONCORDE	Gew36	80799	München	Georgenstr.	35	Gewerbe	Laden	EG.	links hinten		53.99
6667	CONCORDE	Gew37	80799	München	Georgenstr.	35	Gewerbe	Laden	EG.	links vorne		120.50
6663	CONCORDE	Gew38	80799	München	Georgenstr.	35	Gewerbe	Laden	EG.	mitte		54.70
6671	CONCORDE	Gew39	80799	München	Georgenstr.	35	Gewerbe	Laden	EG.	rechts		109.45
6508	CONCORDE	001	80995	München	Gustav-Schiefer-Str.	26	Wohnung	Wohnung	EG.	links	65.43
6511	CONCORDE	004	80995	München	Gustav-Schiefer-Str.	26	Wohnung	Wohnung	1. OG.	rechts	65.43
6512	CONCORDE	005	80995	München	Gustav-Schiefer-Str.	26	Wohnung	Wohnung	2. OG.	links	65.43
6513	CONCORDE	006	80995	München	Gustav-Schiefer-Str.	26	Wohnung	Wohnung	2. OG.	rechts	65.43
6514	CONCORDE	007	80995	München	Gustav-Schiefer-Str.	26	Wohnung	Wohnung	3. OG.	links	65.43
6515	CONCORDE	008	80995	München	Gustav-Schiefer-Str.	26	Wohnung	Wohnung	3. OG.	rechts	65.43
6516	CONCORDE	009	80995	München	Gustav-Schiefer-Str.	28	Wohnung	Wohnung	EG.	links	65.43
6517	CONCORDE	010	80995	München	Gustav-Schiefer-Str.	28	Wohnung	Wohnung	EG.	rechts	65.43
6518	CONCORDE	011	80995	München	Gustav-Schiefer-Str.	28	Wohnung	Wohnung	1. OG.	links	65.43
6519	CONCORDE	012	80995	München	Gustav-Schiefer-Str.	28	Wohnung	Wohnung	1. OG.	rechts	65.43
6520	CONCORDE	013	80995	München	Gustav-Schiefer-Str.	28	Wohnung	Wohnung	2. OG.	links	65.43
6522	CONCORDE	014	80995	München	Gustav-Schiefer-Str.	28	Wohnung	Wohnung	2. OG.	rechts	65.43
6521	CONCORDE	015	80995	München	Gustav-Schiefer-Str.	28	Wohnung	Wohnung	3. OG.	links	65.43
6524	CONCORDE	017	80995	München	Gustav-Schiefer-Str.	30	Wohnung	Wohnung	EG.	links	65.43

6525	CONCORDE	018	80995	München	Gustav-Schiefer-Str.	30	Wohnung	Wohnung	EG.	rechts	65.43
6526	CONCORDE	019	80995	München	Gustav-Schiefer-Str.	30	Wohnung	Wohnung	1. OG.	links	65.43
6527	CONCORDE	020	80995	München	Gustav-Schiefer-Str.	30	Wohnung	Wohnung	1. OG.	rechts	65.43
6529	CONCORDE	022	80995	München	Gustav-Schiefer-Str.	30	Wohnung	Wohnung	2. OG.	rechts	65.43
6530	CONCORDE	023	80995	München	Gustav-Schiefer-Str.	30	Wohnung	Wohnung	3. OG.	links	65.43
6531	CONCORDE	024	80995	München	Gustav-Schiefer-Str.	30	Wohnung	Wohnung	3. OG.	rechts	65.43
6533	CONCORDE	026	80995	München	Gustav-Schiefer-Str.	32	Wohnung	Wohnung	EG.	rechts	65.43
6534	CONCORDE	027	80995	München	Gustav-Schiefer-Str.	32	Wohnung	Wohnung	1. OG.	links	65.43
6535	CONCORDE	028	80995	München	Gustav-Schiefer-Str.	32	Wohnung	Wohnung	1. OG.	rechts	65.43
6536	CONCORDE	029	80995	München	Gustav-Schiefer-Str.	32	Wohnung	Wohnung	2. OG.	links	65.43
6539	CONCORDE	031	80995	München	Gustav-Schiefer-Str.	32	Wohnung	Wohnung	3. OG.	links	65.43
6540	CONCORDE	032	80995	München	Gustav-Schiefer-Str.	32	Wohnung	Wohnung	3. OG.	rechts	65.43
6541	CONCORDE	033	80995	München	Gustav-Schiefer-Str.	34	Wohnung	Wohnung	EG.	links	65.43
6542	CONCORDE	034	80995	München	Gustav-Schiefer-Str.	34	Wohnung	Wohnung	EG.	rechts	65.43
6543	CONCORDE	035	80995	München	Gustav-Schiefer-Str.	34	Wohnung	Wohnung	1. OG.	links	65.43
6545	CONCORDE	036	80995	München	Gustav-Schiefer-Str.	34	Wohnung	Wohnung	1. OG.	rechts	65.43
6546	CONCORDE	037	80995	München	Gustav-Schiefer-Str.	34	Wohnung	Wohnung	2. OG.	links	65.43
6547	CONCORDE	038	80995	München	Gustav-Schiefer-Str.	34	Wohnung	Wohnung	2. OG.	rechts	65.43
6548	CONCORDE	039	80995	München	Gustav-Schiefer-Str.	34	Wohnung	Wohnung	3. OG.	links	65.43
6549	CONCORDE	040	80995	München	Gustav-Schiefer-Str.	34	Wohnung	Wohnung	3. OG.	rechts	65.43
6551	CONCORDE	042	80995	München	Gustav-Schiefer-Str.	36	Wohnung	Wohnung	EG.	rechts	65.43
6552	CONCORDE	043	80995	München	Gustav-Schiefer-Str.	36	Wohnung	Wohnung	1. OG.	links	65.43
6554	CONCORDE	044	80995	München	Gustav-Schiefer-Str.	36	Wohnung	Wohnung	1. OG.	rechts	65.43
6555	CONCORDE	045	80995	München	Gustav-Schiefer-Str.	36	Wohnung	Wohnung	2. OG.	links	65.43
6556	CONCORDE	046	80995	München	Gustav-Schiefer-Str.	36	Wohnung	Wohnung	2. OG.	rechts	65.43
6557	CONCORDE	047	80995	München	Gustav-Schiefer-Str.	36	Wohnung	Wohnung	3. OG.	links	65.43
6558	CONCORDE	048	80995	München	Gustav-Schiefer-Str.	36	Wohnung	Wohnung	3. OG.	rechts	65.43
6560	CONCORDE	050	80995	München	Gustav-Schiefer-Str.	38	Wohnung	Wohnung	EG.	rechts	65.43
6561	CONCORDE	051	80995	München	Gustav-Schiefer-Str.	38	Wohnung	Wohnung	1. OG.	links	65.43
6562	CONCORDE	052	80995	München	Gustav-Schiefer-Str.	38	Wohnung	Wohnung	1. OG.	rechts	65.43
6563	CONCORDE	053	80995	München	Gustav-Schiefer-Str.	38	Wohnung	Wohnung	2. OG.	links	65.43
6564	CONCORDE	054	80995	München	Gustav-Schiefer-Str.	38	Wohnung	Wohnung	2. OG.	rechts	65.43
6565	CONCORDE	055	80995	München	Gustav-Schiefer-Str.	38	Wohnung	Wohnung	3. OG.	links	65.43
6566	CONCORDE	056	80995	München	Gustav-Schiefer-Str.	38	Wohnung	Wohnung	3. OG.	rechts	65.43
6567	CONCORDE	057	80995	München	Gustav-Schiefer-Str.	40	Wohnung	Wohnung	EG.	links	65.43
6568	CONCORDE	058	80995	München	Gustav-Schiefer-Str.	40	Wohnung	Wohnung	EG.	rechts	65.43
6569	CONCORDE	059	80995	München	Gustav-Schiefer-Str.	40	Wohnung	Wohnung	1. OG.	links	65.43
6570	CONCORDE	060	80995	München	Gustav-Schiefer-Str.	40	Wohnung	Wohnung	1. OG.	rechts	65.43
6571	CONCORDE	061	80995	München	Gustav-Schiefer-Str.	40	Wohnung	Wohnung	2. OG.	links	65.43
6572	CONCORDE	062	80995	München	Gustav-Schiefer-Str.	40	Wohnung	Wohnung	2. OG.	rechts	65.43
6573	CONCORDE	063	80995	München	Gustav-Schiefer-Str.	40	Wohnung	Wohnung	3. OG.	links	65.43
6574	CONCORDE	064	80995	München	Gustav-Schiefer-Str.	40	Wohnung	Wohnung	3. OG.	rechts	65.43
6575	CONCORDE	065	80995	München	Gustav-Schiefer-Str.	42	Wohnung	Wohnung	EG.	links	65.43
6576	CONCORDE	066	80995	München	Gustav-Schiefer-Str.	42	Wohnung	Wohnung	EG.	rechts	65.43
6577	CONCORDE	067	80995	München	Gustav-Schiefer-Str.	42	Wohnung	Wohnung	1. OG.	links	65.43
6580	CONCORDE	070	80995	München	Gustav-Schiefer-Str.	42	Wohnung	Wohnung	2. OG.	rechts	65.43
6581	CONCORDE	071	80995	München	Gustav-Schiefer-Str.	42	Wohnung	Wohnung	3. OG.	links	65.43
6582	CONCORDE	072	80995	München	Gustav-Schiefer-Str.	42	Wohnung	Wohnung	3. OG.	rechts	65.43
6583	CONCORDE	073	80995	München	Gustav-Schiefer-Str.	44	Wohnung	Wohnung	EG.	links	65.43
6584	CONCORDE	074	80995	München	Gustav-Schiefer-Str.	44	Wohnung	Wohnung	EG.	rechts	65.43
6587	CONCORDE	075	80995	München	Gustav-Schiefer-Str.	44	Wohnung	Wohnung	1. OG.	links	65.43
6588	CONCORDE	076	80995	München	Gustav-Schiefer-Str.	44	Wohnung	Wohnung	1. OG.	rechts	65.43
6592	CONCORDE	078	80995	München	Gustav-Schiefer-Str.	44	Wohnung	Wohnung	2. OG.	rechts	65.43
6595	CONCORDE	080	80995	München	Gustav-Schiefer-Str.	44	Wohnung	Wohnung	3. OG.	rechts	65.43
6598	CONCORDE	082	80995	München	Gustav-Schiefer-Str.	46	Wohnung	Wohnung	EG.	rechts	65.43
6600	CONCORDE	083	80995	München	Gustav-Schiefer-Str.	46	Wohnung	Wohnung	1. OG.	links	65.43
6604	CONCORDE	085	80995	München	Gustav-Schiefer-Str.	46	Wohnung	Wohnung	2. OG.	links	65.43
6606	CONCORDE	087	80995	München	Gustav-Schiefer-Str.	46	Wohnung	Wohnung	3. OG.	links	65.43
6607	CONCORDE	088	80995	München	Gustav-Schiefer-Str.	46	Wohnung	Wohnung	3. OG.	rechts	65.43
6608	CONCORDE	089	80995	München	Gustav-Schiefer-Str.	48	Wohnung	Wohnung	EG.	links	65.43
6609	CONCORDE	090	80995	München	Gustav-Schiefer-Str.	48	Wohnung	Wohnung	EG.	rechts	65.43
6610	CONCORDE	091	80995	München	Gustav-Schiefer-Str.	48	Wohnung	Wohnung	1. OG.	links	65.43
6611	CONCORDE	092	80995	München	Gustav-Schiefer-Str.	48	Wohnung	Wohnung	1. OG.	rechts	65.43
6613	CONCORDE	094	80995	München	Gustav-Schiefer-Str.	48	Wohnung	Wohnung	2. OG.	rechts	65.43
6614	CONCORDE	095	80995	München	Gustav-Schiefer-Str.	48	Wohnung	Wohnung	3. OG.	links	65.43
6615	CONCORDE	096	80995	München	Gustav-Schiefer-Str.	48	Wohnung	Wohnung	3. OG.	rechts	65.43
6618	CONCORDE	003	80995	München	Gustav-Schiefer-Str.	60	Wohnung	Wohnung	1. OG.	links	81.14
6619	CONCORDE	004	80995	München	Gustav-Schiefer-Str.	60	Wohnung	Wohnung	1. OG.	rechts	81.10
6620	CONCORDE	005	80995	München	Gustav-Schiefer-Str.	60	Wohnung	Wohnung	2. OG.	links	81.14
6622	CONCORDE	007	80995	München	Gustav-Schiefer-Str.	60	Wohnung	Wohnung	3. OG.	links	81.14
6623	CONCORDE	008	80995	München	Gustav-Schiefer-Str.	60	Wohnung	Wohnung	3. OG.	rechts	81.10
6624	CONCORDE	009	80995	München	Gustav-Schiefer-Str.	60	Wohnung	Wohnung	4. OG.	links	81.14
6627	CONCORDE	012	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	EG.	rechts	81.10
6628	CONCORDE	013	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	1. OG.	links	81.14
6629	CONCORDE	014	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	1. OG.	rechts	81.10
6630	CONCORDE	015	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	2. OG.	links	81.14
6631	CONCORDE	016	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	2. OG.	rechts	81.10
6632	CONCORDE	017	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	3. OG.	links	81.14
6633	CONCORDE	018	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	3. OG.	rechts	81.10
6634	CONCORDE	019	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	4. OG.	links	81.14
6635	CONCORDE	020	80995	München	Gustav-Schiefer-Str.	62	Wohnung	Wohnung	4. OG.	rechts	81.10
6636	CONCORDE	021	80995	München	Gustav-Schiefer-Str.	64	Wohnung	Wohnung	EG.	links	81.14
6637	CONCORDE	022	80995	München	Gustav-Schiefer-Str.	64	Wohnung	Wohnung	EG.	rechts	81.10
6638	CONCORDE	023	80995	München	Gustav-Schiefer-Str.	64	Wohnung	Wohnung	1. OG.	links	81.14
6641	CONCORDE	026	80995	München	Gustav-Schiefer-Str.	64	Wohnung	Wohnung	2. OG.	rechts	81.10
6642	CONCORDE	027	80995	München	Gustav-Schiefer-Str.	64	Wohnung	Wohnung	3. OG.	links	81.14
6643	CONCORDE	028	80995	München	Gustav-Schiefer-Str.	64	Wohnung	Wohnung	3. OG.	rechts	81.10
6644	CONCORDE	029	80995	München	Gustav-Schiefer-Str.	64	Wohnung	Wohnung	4. OG.	links	81.14
6645	CONCORDE	030	80995	München	Gustav-Schiefer-Str.	64	Wohnung	Wohnung	4. OG.	rechts	81.10
3140	CONCORDE	SNR 01	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3145	CONCORDE	SNR 05	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3146	CONCORDE	SNR 06	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3149	CONCORDE	SNR 08	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3150	CONCORDE	SNR 09	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3153	CONCORDE	SNR 12	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3154	CONCORDE	SNR 13	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3251	CONCORDE	SNR 17	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3252	CONCORDE	SNR 18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3253	CONCORDE	SNR 19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3254	CONCORDE	SNR 20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3255	CONCORDE	SNR 21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3255	CONCORDE	SNR 21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3255	CONCORDE	SNR 21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3255	CONCORDE	SNR 21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3256	CONCORDE	SNR 22	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3258	CONCORDE	SNR 24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3259	CONCORDE	SNR 25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3260	CONCORDE	SNR 26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3261	CONCORDE	SNR 27	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3262	CONCORDE	SNR 28	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3264	CONCORDE	SNR 30	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3265	CONCORDE	SNR 31	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3266	CONCORDE	SNR 32	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3160	CONCORDE	TGA II-1-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3161	CONCORDE	TGA II-1-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3163	CONCORDE	TGA II-1-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3164	CONCORDE	TGA II-1-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3165	CONCORDE	TGA II-1-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3166	CONCORDE	TGA II-1-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3167	CONCORDE	TGA II-1-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3169	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3170	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3171	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3172	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3174	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3176	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3177	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3178	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage

3179	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3181	CONCORDE	TGA II-1-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3183	CONCORDE	TGA II-1-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3184	CONCORDE	TGA II-1-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3185	CONCORDE	TGA II-1-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3186	CONCORDE	TGA II-1-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3187	CONCORDE	TGA II-1-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3189	CONCORDE	TGA II-1-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3190	CONCORDE	TGA II-1-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3195	CONCORDE	TGA II-1-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3198	CONCORDE	TGA II-1-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3199	CONCORDE	TGA II-1-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3200	CONCORDE	TGA II-1-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3201	CONCORDE	TGA II-1-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3205	CONCORDE	TGA II-1-23	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3206	CONCORDE	TGA II-1-23	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3207	CONCORDE	TGA II-1-23	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3208	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3209	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3210	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3211	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3212	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3213	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3214	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3218	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3219	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3220	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3221	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3222	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3223	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3224	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3225	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3226	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3228	CONCORDE	TGA II-1-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3229	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3230	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3231	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3232	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3234	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3235	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3236	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3237	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3239	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3240	CONCORDE	TGA II-1-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3241	CONCORDE	TGA II-1-27	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3242	CONCORDE	TGA II-1-27	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3267	CONCORDE	TGa II-2-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3268	CONCORDE	TGa II-2-18	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3269	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3270	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3271	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3272	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3273	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3274	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3275	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3276	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3277	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3278	CONCORDE	TGa II-2-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3279	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3280	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3281	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3282	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3283	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3284	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3285	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3286	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3287	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3288	CONCORDE	TGa II-2-20	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3289	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3290	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3291	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3292	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3293	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3294	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3295	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3296	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3297	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3298	CONCORDE	TGa II-2-21	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3299	CONCORDE	TGa II-2-23	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3300	CONCORDE	TGa II-2-23	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3301	CONCORDE	TGa II-2-23	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3302	CONCORDE	TGa II-2-23	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3303	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3305	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3306	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3307	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3308	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3309	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3310	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3311	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3312	CONCORDE	TGa II-2-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3313	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3314	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3315	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3316	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3317	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3318	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3319	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3320	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3321	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3322	CONCORDE	TGa II-2-25	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3323	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3324	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3325	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3326	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3327	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3328	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3329	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3330	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3331	CONCORDE	TGa II-2-26	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3173	CONCORDE	TGA II-1-19	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3215	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3216	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
3217	CONCORDE	TGA II-1-24	80687	München	Hautzenbergerstr.	4-8	Garage	Garage
891	CONCORDE	169	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	EG.	links	72.80
892	CONCORDE	170	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	EG.	mitte links	27.50
893	CONCORDE	171	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	EG.	mitte rechts	27.50
894	CONCORDE	172	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	EG.	rechts	72.80
895	CONCORDE	173	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	1. OG.	links	72.80
897	CONCORDE	174	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	1. OG.	mitte links	27.50
936	CONCORDE	175	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	1. OG.	mitte rechts	27.50
937	CONCORDE	176	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	1. OG.	rechts	72.80
938	CONCORDE	177	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	2. OG.	links	72.80
940	CONCORDE	179	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	2. OG.	mitte rechts	27.50
941	CONCORDE	180	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	2. OG.	rechts	72.80
946	CONCORDE	181	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	3. OG.	links	72.80
947	CONCORDE	182	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	3. OG.	mitte links	27.50
948	CONCORDE	183	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	3. OG.	mitte rechts	27.50

949	CONCORDE	184	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	3. OG.	rechts	72.80
951	CONCORDE	185	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	4. OG.	links	72.80
953	CONCORDE	186	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	4. OG.	mitte links	27.50
955	CONCORDE	188	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	4. OG.	rechts	72.80
960	CONCORDE	189	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	5. OG.	links	72.80
963	CONCORDE	190	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	5. OG.	mitte links	27.50
966	CONCORDE	191	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	5. OG.	mitte rechts	27.50
968	CONCORDE	192	81379	München	Mauthäuslstr.	11	Wohnung	Wohnung	5. OG.	rechts	72.80
1044	CONCORDE	G195	81379	München	Mauthäuslstr.	11	Garage	Garage
1050	CONCORDE	G200	81379	München	Mauthäuslstr.	11	Garage	Garage
1068	CONCORDE	G217	81379	München	Mauthäuslstr.	11	Garage	Garage
1071	CONCORDE	G220	81379	München	Mauthäuslstr.	11	Garage	Garage
1097	CONCORDE	G246	81379	München	Mauthäuslstr.	11	Garage	Garage
1124	CONCORDE	G254	81379	München	Mauthäuslstr.	11	Garage	Garage
1154	CONCORDE	G277	81379	München	Mauthäuslstr.	11	Garage	Garage
1225	CONCORDE	S03	81379	München	Mauthäuslstr.	11	Garage	Garage
1247	CONCORDE	S12	81379	München	Mauthäuslstr.	11	Garage	Garage
840	CONCORDE	145	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	EG.	links	72.80
842	CONCORDE	146	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	EG.	mitte links	27.50
843	CONCORDE	147	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	EG.	mitte rechts	27.50
845	CONCORDE	149	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	1. OG.	links	72.80
846	CONCORDE	150	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	1. OG.	mitte links	27.50
847	CONCORDE	151	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	1. OG.	mitte rechts	27.50
848	CONCORDE	152	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	1. OG.	rechts	72.80
850	CONCORDE	154	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	2. OG.	mitte links	27.50
851	CONCORDE	155	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	2. OG.	mitte rechts	27.50
852	CONCORDE	156	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	2. OG.	rechts	72.80
853	CONCORDE	157	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	3. OG.	links	72.80
854	CONCORDE	158	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	3. OG.	mitte links	27.50
855	CONCORDE	159	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	3. OG.	mitte rechts	27.50
882	CONCORDE	160	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	3. OG.	rechts	72.80
883	CONCORDE	161	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	4. OG.	links	72.80
884	CONCORDE	162	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	4. OG.	mitte links	27.50
885	CONCORDE	163	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	4. OG.	mitte rechts	27.50
886	CONCORDE	164	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	4. OG.	rechts	72.80
887	CONCORDE	165	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	5. OG.	links	72.80
888	CONCORDE	166	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	5. OG.	mitte links	27.50
889	CONCORDE	167	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	5. OG.	mitte rechts	27.50
890	CONCORDE	168	81379	München	Mauthäuslstr.	13	Wohnung	Wohnung	5. OG.	rechts	72.80
1052	CONCORDE	G202	81379	München	Mauthäuslstr.	13	Garage	Garage
1054	CONCORDE	G204	81379	München	Mauthäuslstr.	13	Garage	Garage
1055	CONCORDE	G205	81379	München	Mauthäuslstr.	13	Garage	Garage
1067	CONCORDE	G216	81379	München	Mauthäuslstr.	13	Garage	Garage
1074	CONCORDE	G223	81379	München	Mauthäuslstr.	13	Garage	Garage
1088	CONCORDE	G237	81379	München	Mauthäuslstr.	13	Garage	Garage
1093	CONCORDE	G242	81379	München	Mauthäuslstr.	13	Garage	Garage
1155	CONCORDE	G278	81379	München	Mauthäuslstr.	13	Garage	Garage
1156	CONCORDE	G279	81379	München	Mauthäuslstr.	13	Garage	Garage
738	CONCORDE	121	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	EG.	links	72.80
740	CONCORDE	122	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	EG.	mitte links	27.50
742	CONCORDE	123	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	EG.	mitte rechts	27.50
743	CONCORDE	124	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	EG.	rechts	72.80
747	CONCORDE	125	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	1. OG.	links	72.80
748	CONCORDE	126	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	1. OG.	mitte links	27.50
749	CONCORDE	127	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	1. OG.	mitte rechts	27.50
750	CONCORDE	128	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	1. OG.	rechts	72.80
752	CONCORDE	129	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	2. OG.	links	72.80
753	CONCORDE	130	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	2. OG.	mitte links	27.50
774	CONCORDE	134	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	3. OG.	mitte links	27.50
775	CONCORDE	135	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	3. OG.	mitte rechts	27.50
778	CONCORDE	136	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	3. OG.	rechts	72.80
782	CONCORDE	138	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	4. OG.	mitte links	27.50
788	CONCORDE	140	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	4. OG.	rechts	72.80
790	CONCORDE	141	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	5. OG.	links	72.80
792	CONCORDE	142	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	5. OG.	mitte links	27.50
795	CONCORDE	143	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	5. OG.	mitte rechts	27.50
838	CONCORDE	144	81379	München	Mauthäuslstr.	15	Wohnung	Wohnung	5. OG.	rechts	72.80
1059	CONCORDE	G208	81379	München	Mauthäuslstr.	15	Garage	Garage
1064	CONCORDE	G213	81379	München	Mauthäuslstr.	15	Garage	Garage
1079	CONCORDE	G228	81379	München	Mauthäuslstr.	15	Garage	Garage
1083	CONCORDE	G232	81379	München	Mauthäuslstr.	15	Garage	Garage
1084	CONCORDE	G233	81379	München	Mauthäuslstr.	15	Garage	Garage
1086	CONCORDE	G235	81379	München	Mauthäuslstr.	15	Garage	Garage
1089	CONCORDE	G238	81379	München	Mauthäuslstr.	15	Garage	Garage
1096	CONCORDE	G245	81379	München	Mauthäuslstr.	15	Garage	Garage
1140	CONCORDE	G267	81379	München	Mauthäuslstr.	15	Garage	Garage
1148	CONCORDE	G272	81379	München	Mauthäuslstr.	15	Garage	Garage
1283	CONCORDE	S22	81379	München	Mauthäuslstr.	15	Garage	Garage
669	CONCORDE	097	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	EG.	links	72.80
693	CONCORDE	101	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	1. OG.	links	72.80
699	CONCORDE	103	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	1. OG.	mitte rechts	27.50
702	CONCORDE	105	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	2. OG.	links	72.80
703	CONCORDE	106	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	2. OG.	mitte links	27.50
705	CONCORDE	107	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	2. OG.	mitte rechts	27.50
706	CONCORDE	108	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	2. OG.	rechts	72.80
707	CONCORDE	109	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	3. OG.	links	72.80
709	CONCORDE	110	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	3. OG.	mitte links	27.50
710	CONCORDE	111	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	3. OG.	mitte rechts	27.50
712	CONCORDE	113	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	4. OG.	links	72.80
713	CONCORDE	114	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	4. OG.	mitte links	27.50
714	CONCORDE	115	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	4. OG.	mitte rechts	27.50
718	CONCORDE	119	81379	München	Mauthäuslstr.	17	Wohnung	Wohnung	5. OG.	mitte rechts	27.50
1047	CONCORDE	G198	81379	München	Mauthäuslstr.	17	Garage	Garage
1051	CONCORDE	G201	81379	München	Mauthäuslstr.	17	Garage	Garage
1065	CONCORDE	G214	81379	München	Mauthäuslstr.	17	Garage	Garage
1078	CONCORDE	G227	81379	München	Mauthäuslstr.	17	Garage	Garage
1100	CONCORDE	G249	81379	München	Mauthäuslstr.	17	Garage	Garage
1120	CONCORDE	G250	81379	München	Mauthäuslstr.	17	Garage	Garage
1125	CONCORDE	G255	81379	München	Mauthäuslstr.	17	Garage	Garage
1129	CONCORDE	G259	81379	München	Mauthäuslstr.	17	Garage	Garage
1153	CONCORDE	G276	81379	München	Mauthäuslstr.	17	Garage	Garage
1158	CONCORDE	G280	81379	München	Mauthäuslstr.	17	Garage	Garage
1263	CONCORDE	S16	81379	München	Mauthäuslstr.	17	Garage	Garage
1284	CONCORDE	S23	81379	München	Mauthäuslstr.	17	Garage	Garage
16191	CONCORDE		81379	München	Mauthäuslstr.	17	sonstiges	Zigarettenautomat
628	CONCORDE	074	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	EG.	mitte links	27.50
629	CONCORDE	075	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	EG.	mitte rechts	27.50
631	CONCORDE	077	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	1. OG.	links	72.80
632	CONCORDE	078	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	1. OG.	mitte links	27.50
633	CONCORDE	079	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	1. OG.	mitte rechts	27.50
634	CONCORDE	080	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	1. OG.	rechts	72.80
635	CONCORDE	081	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	2. OG.	links	72.80
641	CONCORDE	082	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	2. OG.	mitte links	27.50
643	CONCORDE	083	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	2. OG.	mitte rechts	27.50
642	CONCORDE	084	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	2. OG.	rechts	72.80
644	CONCORDE	085	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	3. OG.	links	72.80
646	CONCORDE	086	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	3. OG.	mitte links	27.50
655	CONCORDE	087	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	3. OG.	mitte rechts	27.50
656	CONCORDE	088	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	3. OG.	rechts	72.80
659	CONCORDE	090	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	4. OG.	mitte links	27.50
662	CONCORDE	091	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	4. OG.	mitte rechts	27.50
664	CONCORDE	092	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	4. OG.	rechts	72.80
666	CONCORDE	094	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	5. OG.	mitte links	27.50
667	CONCORDE	095	81379	München	Mauthäuslstr.	19	Wohnung	Wohnung	5. OG.	mitte rechts	27.50
934	CONCORDE	G193	81379	München	Mauthäuslstr.	19	Garage	Garage
1043	CONCORDE	G194	81379	München	Mauthäuslstr.	19	Garage	Garage
1045	CONCORDE	G196	81379	München	Mauthäuslstr.	19	Garage	Garage
1122	CONCORDE	G252	81379	München	Mauthäuslstr.	19	Garage	Garage

1123	CONCORDE	G253	81379	München	Mauthäuslstr.	19	Garage	Garage
1221	CONCORDE	S01	81379	München	Mauthäuslstr.	19	Garage	Garage
1248	CONCORDE	S13	81379	München	Mauthäuslstr.	19	Garage	Garage
1261	CONCORDE	S14	81379	München	Mauthäuslstr.	19	Garage	Garage
1266	CONCORDE	S18	81379	München	Mauthäuslstr.	19	Garage	Garage
1279	CONCORDE	S21	81379	München	Mauthäuslstr.	19	Garage	Garage
581	CONCORDE	049	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	EG.	links	72.80
583	CONCORDE	050	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	EG.	mitte links	27.50
584	CONCORDE	051	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	EG.	mitte rechts	27.50
586	CONCORDE	052	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	EG.	rechts	72.80
587	CONCORDE	053	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	1. OG.	links	72.80
590	CONCORDE	054	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	1. OG.	mitte links	27.50
591	CONCORDE	055	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	1. OG.	mitte rechts	27.50
593	CONCORDE	056	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	1. OG.	rechts	72.80
595	CONCORDE	058	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	2. OG.	mitte links	27.50
598	CONCORDE	060	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	2. OG.	rechts	72.80
605	CONCORDE	065	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	4. OG.	links	72.80
606	CONCORDE	066	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	4. OG.	mitte links	27.50
607	CONCORDE	067	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	4. OG.	mitte rechts	27.50
608	CONCORDE	068	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	4. OG.	rechts	72.80
624	CONCORDE	069	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	5. OG.	links	72.80
625	CONCORDE	070	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	5. OG.	mitte links	27.50
626	CONCORDE	071	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	5. OG.	mitte rechts	27.50
627	CONCORDE	072	81379	München	Mauthäuslstr.	21	Wohnung	Wohnung	5. OG.	rechts	72.80
1061	CONCORDE	G210	81379	München	Mauthäuslstr.	21	Garage	Garage
1073	CONCORDE	G222	81379	München	Mauthäuslstr.	21	Garage	Garage
1130	CONCORDE	G260	81379	München	Mauthäuslstr.	21	Garage	Garage
1131	CONCORDE	G261	81379	München	Mauthäuslstr.	21	Garage	Garage
1143	CONCORDE	G270	81379	München	Mauthäuslstr.	21	Garage	Garage
1227	CONCORDE	S04	81379	München	Mauthäuslstr.	21	Garage	Garage
1262	CONCORDE	S15	81379	München	Mauthäuslstr.	21	Garage	Garage
1288	CONCORDE	S25	81379	München	Mauthäuslstr.	21	Garage	Garage
552	CONCORDE	025	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	EG.	links	72.80
553	CONCORDE	026	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	EG.	mitte links	27.50
554	CONCORDE	027	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	EG.	mitte rechts	27.50
555	CONCORDE	028	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	EG.	rechts	72.80
556	CONCORDE	029	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	1. OG.	links	72.80
557	CONCORDE	030	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	1. OG.	mitte links	27.50
559	CONCORDE	031	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	1. OG.	mitte rechts	27.50
561	CONCORDE	033	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	2. OG.	links	72.80
563	CONCORDE	034	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	2. OG.	mitte links	27.50
562	CONCORDE	035	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	2. OG.	mitte rechts	27.50
564	CONCORDE	036	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	2. OG.	rechts	72.80
565	CONCORDE	037	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	3. OG.	links	72.80
566	CONCORDE	038	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	3. OG.	mitte links	27.50
567	CONCORDE	039	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	3. OG.	mitte rechts	27.50
569	CONCORDE	041	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	4. OG.	links	72.80
570	CONCORDE	042	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	4. OG.	mitte links	27.50
573	CONCORDE	043	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	4. OG.	mitte rechts	27.50
575	CONCORDE	044	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	4. OG.	rechts	72.80
576	CONCORDE	045	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	5. OG.	links	72.80
577	CONCORDE	046	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	5. OG.	mitte links	27.50
578	CONCORDE	047	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	5. OG.	mitte rechts	27.50
579	CONCORDE	048	81379	München	Mauthäuslstr.	23	Wohnung	Wohnung	5. OG.	rechts	72.80
1046	CONCORDE	G197	81379	München	Mauthäuslstr.	23	Garage	Garage
1048	CONCORDE	G199	81379	München	Mauthäuslstr.	23	Garage	Garage
1057	CONCORDE	G206	81379	München	Mauthäuslstr.	23	Garage	Garage
1075	CONCORDE	G224	81379	München	Mauthäuslstr.	23	Garage	Garage
1080	CONCORDE	G229	81379	München	Mauthäuslstr.	23	Garage	Garage
1081	CONCORDE	G230	81379	München	Mauthäuslstr.	23	Garage	Garage
1082	CONCORDE	G231	81379	München	Mauthäuslstr.	23	Garage	Garage
1090	CONCORDE	G239	81379	München	Mauthäuslstr.	23	Garage	Garage
1095	CONCORDE	G244	81379	München	Mauthäuslstr.	23	Garage	Garage
1099	CONCORDE	G248	81379	München	Mauthäuslstr.	23	Garage	Garage
1121	CONCORDE	G251	81379	München	Mauthäuslstr.	23	Garage	Garage
1202	CONCORDE	G283	81379	München	Mauthäuslstr.	23	Garage	Garage
1223	CONCORDE	S02	81379	München	Mauthäuslstr.	23	Garage	Garage
1238	CONCORDE	S11	81379	München	Mauthäuslstr.	23	Garage	Garage
490	CONCORDE	001	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	EG.	links	72.80
494	CONCORDE	002	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	EG.	mitte links	27.50
497	CONCORDE	004	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	EG.	rechts	72.80
499	CONCORDE	005	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	1. OG.	links	72.80
502	CONCORDE	007	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	1. OG.	mitte rechts	27.50
504	CONCORDE	008	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	1. OG.	rechts	72.80
505	CONCORDE	009	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	2. OG.	links	72.80
8781	CONCORDE	010	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	2. OG.	mitte links	27.50
509	CONCORDE	011	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	2. OG.	mitte rechts	27.50
515	CONCORDE	013	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	3. OG.	links	72.80
517	CONCORDE	014	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	3. OG.	mitte links	27.50
522	CONCORDE	017	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	4. OG.	links	72.80
524	CONCORDE	018	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	4. OG.	mitte links	27.50
530	CONCORDE	022	81379	München	Mauthäuslstr.	25	Wohnung	Wohnung	5. OG.	mitte links	27.50
1076	CONCORDE	G225	81379	München	Mauthäuslstr.	25	Garage	Garage
1077	CONCORDE	G226	81379	München	Mauthäuslstr.	25	Garage	Garage
1085	CONCORDE	G234	81379	München	Mauthäuslstr.	25	Garage	Garage
1092	CONCORDE	G241	81379	München	Mauthäuslstr.	25	Garage	Garage
1094	CONCORDE	G243	81379	München	Mauthäuslstr.	25	Garage	Garage
1147	CONCORDE	G271	81379	München	Mauthäuslstr.	25	Garage	Garage
1150	CONCORDE	G274	81379	München	Mauthäuslstr.	25	Garage	Garage
1230	CONCORDE	S07	81379	München	Mauthäuslstr.	25	Garage	Garage
1231	CONCORDE	S08	81379	München	Mauthäuslstr.	25	Garage	Garage
1233	CONCORDE	S09	81379	München	Mauthäuslstr.	25	Garage	Garage
1234	CONCORDE	S10	81379	München	Mauthäuslstr.	25	Garage	Garage
1069	CONCORDE	G218	81379	München	Mauthäuslstr.		Garage	Garage
1098	CONCORDE	G247	81379	München	Mauthäuslstr.		Garage	Garage
1127	CONCORDE	G257	81379	München	Mauthäuslstr.		Garage	Garage
1136	CONCORDE	G263	81379	München	Mauthäuslstr.		Garage	Garage
1203	CONCORDE	G284	81379	München	Mauthäuslstr.		Garage	Garage
1204	CONCORDE	G285	81379	München	Mauthäuslstr.		Garage	Garage
1205	CONCORDE	G286	81379	München	Mauthäuslstr.		Garage	Garage
1206	CONCORDE	G287	81379	München	Mauthäuslstr.		Garage	Garage
1208	CONCORDE	G289	81379	München	Mauthäuslstr.		Garage	Garage
1209	CONCORDE	G290	81379	München	Mauthäuslstr.		Garage	Garage
1213	CONCORDE	G293	81379	München	Mauthäuslstr.		Garage	Garage
1215	CONCORDE	G295	81379	München	Mauthäuslstr.		Garage	Garage
1216	CONCORDE	G296	81379	München	Mauthäuslstr.		Garage	Garage
1217	CONCORDE	G297	81379	München	Mauthäuslstr.		Garage	Garage
1218	CONCORDE	G298	81379	München	Mauthäuslstr.		Garage	Garage
1291	CONCORDE	S26	81379	München	Mauthäuslstr.		Garage	Garage
1293	CONCORDE	S27	81379	München	Mauthäuslstr.		Garage	Garage
1294	CONCORDE	S28	81379	München	Mauthäuslstr.		Garage	Garage
1296	CONCORDE	S29	81379	München	Mauthäuslstr.		Garage	Garage
1298	CONCORDE	S30	81379	München	Mauthäuslstr.		Garage	Garage
1300	CONCORDE	S31	81379	München	Mauthäuslstr.		Garage	Garage
1302	CONCORDE	S32	81379	München	Mauthäuslstr.		Garage	Garage
1303	CONCORDE	S33	81379	München	Mauthäuslstr.		Garage	Garage
6959	CONCORDE	01	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	EG.	links	76.80
6957	CONCORDE	02	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	EG.	rechts	44.00
6964	CONCORDE	03	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	1. OG.	links	76.80
6962	CONCORDE	04	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	1. OG.	rechts	78.80
6967	CONCORDE	05	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	2. OG.	links	76.80
6966	CONCORDE	06	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	2. OG.	rechts	79.30
6970	CONCORDE	07	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	3. OG.	links	78.00
6969	CONCORDE	08	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	3. OG.	rechts	79.30
6974	CONCORDE	09	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	4. OG.	links	57.10
6972	CONCORDE	10	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	4. OG.	rechts	102.70
6978	CONCORDE	11	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	5. OG.	links	78.80
6975	CONCORDE	12	81677	München	Prinzregentenstr.	154	Wohnung	Wohnung	5. OG.	rechts	80.00

7010	CONCORDE	G1	81677	München	Prinzregentenstr.	154	sonstiges	Keller	1. UG.
7018	CONCORDE	G2	81677	München	Prinzregentenstr.	154	Garage	Garage
7026	CONCORDE	G3	81677	München	Prinzregentenstr.	154	Garage	Garage
7027	CONCORDE	G4	81677	München	Prinzregentenstr.	154	Garage	Garage
7028	CONCORDE	G5	81677	München	Prinzregentenstr.	154	Garage	Garage
7152	CONCORDE	06	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	1. OG.	links	80.00
7153	CONCORDE	07	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	1. OG.		54.00
7154	CONCORDE	08	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	1. OG.		35.00
7155	CONCORDE	09	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	1. OG.		82.00
7161	CONCORDE	15	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	2. OG.		80.00
7162	CONCORDE	16	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	2. OG.		54.00
7163	CONCORDE	17	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	2. OG.		35.00
7164	CONCORDE	18	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	2. OG.		82.00
7170	CONCORDE	24	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	3. OG.	links	80.00
7171	CONCORDE	25	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	3. OG.		54.00
7172	CONCORDE	26	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	3. OG.		35.00
7173	CONCORDE	27	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	3. OG.		82.00
7179	CONCORDE	33	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	4. OG.		80.00
7181	CONCORDE	35	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	4. OG.		35.00
7182	CONCORDE	36	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	4. OG.		82.00
7189	CONCORDE	42	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	5. OG.		80.00
7190	CONCORDE	43	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	5. OG.		54.00
7191	CONCORDE	44	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	5. OG.		35.00
7192	CONCORDE	45	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	5. OG.		82.00
7198	CONCORDE	51	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	6. OG.		80.00
7199	CONCORDE	52	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	6. OG.		54.00
7200	CONCORDE	53	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	6. OG.		28.00
7201	CONCORDE	54	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	6. OG.		61.20
7207	CONCORDE	59	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	7. OG.		54.00
7208	CONCORDE	60	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	7. OG.	mitte	40.00
7215	CONCORDE	G67	81677	München	Prinzregentenstr.	156	Garage	Garage
7216	CONCORDE	G68	81677	München	Prinzregentenstr.	156	Garage	Garage
7218	CONCORDE	G69	81677	München	Prinzregentenstr.	156	Garage	Garage
7219	CONCORDE	G70	81677	München	Prinzregentenstr.	156	Garage	Garage
7221	CONCORDE	G71	81677	München	Prinzregentenstr.	156	Garage	Garage
7222	CONCORDE	G72	81677	München	Prinzregentenstr.	156	Garage	Garage
7223	CONCORDE	G73	81677	München	Prinzregentenstr.	156	Garage	Garage
7225	CONCORDE	G75	81677	München	Prinzregentenstr.	156	Garage	Garage
7234	CONCORDE	G77	81677	München	Prinzregentenstr.	156	Garage	Garage
7235	CONCORDE	G78	81677	München	Prinzregentenstr.	156	Garage	Garage
7236	CONCORDE	G79	81677	München	Prinzregentenstr.	156	Garage	Garage
7238	CONCORDE	G80	81677	München	Prinzregentenstr.	156	Garage	Garage
7206	CONCORDE	G81	81677	München	Prinzregentenstr.	156	Wohnung	Wohnung	7. OG.		75.75
7213	CONCORDE	Gew65	81677	München	Prinzregentenstr.	156	Gewerbe	Laden	EG.	links		36.00
7214	CONCORDE	Gew66	81677	München	Prinzregentenstr.	156	Gewerbe	Laden	EG.	rechts		75.00
7239	CONCORDE	S1	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7256	CONCORDE	S10	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7258	CONCORDE	S11	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7260	CONCORDE	S12	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7262	CONCORDE	S13	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7241	CONCORDE	S2	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7242	CONCORDE	S3	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7244	CONCORDE	S4	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7245	CONCORDE	S5	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7246	CONCORDE	S6	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7252	CONCORDE	S7	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7253	CONCORDE	S8	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7255	CONCORDE	S9	81677	München	Prinzregentenstr.	156	Stellplatz	Stellplatz
7112	CONCORDE	16	80809	München	Sailerstr.	7	Wohnung	Wohnung	EG.	links	70.04
7116	CONCORDE	18	80809	München	Sailerstr.	7	Wohnung	Wohnung	EG.	rechts	86.31
7120	CONCORDE	19	80809	München	Sailerstr.	7	Wohnung	Wohnung	1. OG.	links	71.72
7123	CONCORDE	20	80809	München	Sailerstr.	7	Wohnung	Wohnung	1. OG.	mitte	41.89
7127	CONCORDE	21	80809	München	Sailerstr.	7	Wohnung	Wohnung	1. OG.	rechts	90.40
7128	CONCORDE	22	80809	München	Sailerstr.	7	Wohnung	Wohnung	2. OG.	links	71.72
7130	CONCORDE	24	80809	München	Sailerstr.	7	Wohnung	Wohnung	2. OG.	rechts	90.40
7131	CONCORDE	25	80809	München	Sailerstr.	7	Wohnung	Wohnung	3. OG.	links	71.72
7134	CONCORDE	28	80809	München	Sailerstr.	7	Wohnung	Wohnung	4. OG.	links	71.72
7136	CONCORDE	30	80809	München	Sailerstr.	7	Wohnung	Wohnung	4. OG.	rechts	90.40
7137	CONCORDE	999	80809	München	Sailerstr.	7	sonstiges	Keller
7138	CONCORDE	999	80809	München	Sailerstr.	7	sonstiges	Keller	1. UG.
7140	CONCORDE	G32	80809	München	Sailerstr.	7	Garage	Garage
7141	CONCORDE	G33	80809	München	Sailerstr.	7	Garage	Garage
7143	CONCORDE	G35	80809	München	Sailerstr.	7	Garage	Garage
7144	CONCORDE	G36	80809	München	Sailerstr.	7	Garage	Garage
7150	CONCORDE	04	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	1. OG.	links	72.00
7151	CONCORDE	05	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	1. OG.	rechts	79.00
7159	CONCORDE	13	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	2. OG.	links	72.00
7160	CONCORDE	14	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	2. OG.	rechts	79.00
7168	CONCORDE	22	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	3. OG.	links	72.00
7169	CONCORDE	23	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	3. OG.	rechts	79.00
7177	CONCORDE	31	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	4. OG.	links	72.00
7178	CONCORDE	32	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	4. OG.	rechts	79.00
7186	CONCORDE	40	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	5. OG.	links	72.00
7197	CONCORDE	50	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	6. OG.	links	72.46
7204	CONCORDE	57	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	7. OG.		72.00
7205	CONCORDE	58	81677	München	Vogelweideplatz	1	Wohnung	Wohnung	7. OG.		74.26
7209	CONCORDE	Gew62	81677	München	Vogelweideplatz	1	Gewerbe	Laden	EG.	links		65.00
7211	CONCORDE	Gew63	81677	München	Vogelweideplatz	1	Gewerbe	Laden	EG.	mitte		64.00
7212	CONCORDE	Gew64	81677	München	Vogelweideplatz	1	Gewerbe	Laden	EG.	rechts		52.00
4224	CONCORDE	049	77656	Offenburg	Kastanienallee	2	Wohnung	Wohnung	EG.	links	96.79
5713	CONCORDE	050	77656	Offenburg	Kastanienallee	2	Wohnung	Wohnung	EG.	rechts	80.43
5714	CONCORDE	051	77656	Offenburg	Kastanienallee	2	Wohnung	Wohnung	1. OG.	links	96.79
5715	CONCORDE	052	77656	Offenburg	Kastanienallee	2	Wohnung	Wohnung	1. OG.	rechts	80.43
5716	CONCORDE	053	77656	Offenburg	Kastanienallee	2	Wohnung	Wohnung	2. OG.	links	96.79
5717	CONCORDE	054	77656	Offenburg	Kastanienallee	2	Wohnung	Wohnung	2. OG.	rechts	80.43
5718	CONCORDE	055	77656	Offenburg	Kastanienallee	2	Wohnung	Wohnung	3. OG.	links	96.79
5719	CONCORDE	056	77656	Offenburg	Kastanienallee	2	Wohnung	Wohnung	3. OG.	rechts	80.43
5712	CONCORDE	057	77656	Offenburg	Kastanienallee	4	Wohnung	Wohnung	EG.	links	75.00
5720	CONCORDE	058	77656	Offenburg	Kastanienallee	4	Wohnung	Wohnung	EG.	rechts	75.00
5722	CONCORDE	060	77656	Offenburg	Kastanienallee	4	Wohnung	Wohnung	1. OG.	rechts	75.00
5723	CONCORDE	061	77656	Offenburg	Kastanienallee	4	Wohnung	Wohnung	2. OG.	links	75.00
5724	CONCORDE	062	77656	Offenburg	Kastanienallee	4	Wohnung	Wohnung	2. OG.	rechts	75.00
5725	CONCORDE	063	77656	Offenburg	Kastanienallee	4	Wohnung	Wohnung	3. OG.	links	75.00
5726	CONCORDE	064	77656	Offenburg	Kastanienallee	4	Wohnung	Wohnung	3. OG.	rechts	75.00
5727	CONCORDE	065	77656	Offenburg	Kastanienallee	6	Wohnung	Wohnung	EG.	links	96.79
5728	CONCORDE	066	77656	Offenburg	Kastanienallee	6	Wohnung	Wohnung	EG.	rechts	80.43
5729	CONCORDE	067	77656	Offenburg	Kastanienallee	6	Wohnung	Wohnung	1. OG.	links	96.79
5731	CONCORDE	069	77656	Offenburg	Kastanienallee	6	Wohnung	Wohnung	2. OG.	links	96.79
5732	CONCORDE	070	77656	Offenburg	Kastanienallee	6	Wohnung	Wohnung	2. OG.	rechts	80.43
5733	CONCORDE	071	77656	Offenburg	Kastanienallee	6	Wohnung	Wohnung	3. OG.	links	96.79
5734	CONCORDE	072	77656	Offenburg	Kastanienallee	6	Wohnung	Wohnung	3. OG.	rechts	80.43
5735	CONCORDE	073	77656	Offenburg	Kastanienallee	8	Wohnung	Wohnung	EG.	links	96.79
5736	CONCORDE	074	77656	Offenburg	Kastanienallee	8	Wohnung	Wohnung	EG.	rechts	80.43
5739	CONCORDE	077	77656	Offenburg	Kastanienallee	8	Wohnung	Wohnung	2. OG.	links	96.79
5740	CONCORDE	078	77656	Offenburg	Kastanienallee	8	Wohnung	Wohnung	2. OG.	rechts	80.43
5741	CONCORDE	079	77656	Offenburg	Kastanienallee	10	Wohnung	Wohnung	EG.	links	96.79
5742	CONCORDE	080	77656	Offenburg	Kastanienallee	10	Wohnung	Wohnung	EG.	rechts	80.43
5743	CONCORDE	081	77656	Offenburg	Kastanienallee	10	Wohnung	Wohnung	1. OG.	links	96.79
5744	CONCORDE	082	77656	Offenburg	Kastanienallee	10	Wohnung	Wohnung	1. OG.	rechts	80.43
5745	CONCORDE	083	77656	Offenburg	Kastanienallee	10	Wohnung	Wohnung	2. OG.	links	96.79
5746	CONCORDE	084	77656	Offenburg	Kastanienallee	10	Wohnung	Wohnung	2. OG.	rechts	80.43
5747	CONCORDE	085	77656	Offenburg	Kastanienallee	12	Wohnung	Wohnung	EG.	links	96.79
5748	CONCORDE	086	77656	Offenburg	Kastanienallee	12	Wohnung	Wohnung	EG.	rechts	80.43
5749	CONCORDE	087	77656	Offenburg	Kastanienallee	12	Wohnung	Wohnung	1. OG.	links	96.79
5750	CONCORDE	088	77656	Offenburg	Kastanienallee	12	Wohnung	Wohnung	1. OG.	rechts	80.43
5751	CONCORDE	089	77656	Offenburg	Kastanienallee	12	Wohnung	Wohnung	2. OG.	links	96.79
5752	CONCORDE	090	77656	Offenburg	Kastanienallee	12	Wohnung	Wohnung	2. OG.	rechts	80.43
5753	CONCORDE	091	77656	Offenburg	Kastanienallee	12	Wohnung	Wohnung	3. OG.	links	96.79

5754	CONCORDE	092	77656	Offenburg	Kastanienallee	12	Wohnung	Wohnung	3. OG.	rechts	80.43
5755	CONCORDE	093	77656	Offenburg	Kastanienallee	14	Wohnung	Wohnung	EG.	links	75.00
5756	CONCORDE	094	77656	Offenburg	Kastanienallee	14	Wohnung	Wohnung	EG.	rechts	75.00
5757	CONCORDE	095	77656	Offenburg	Kastanienallee	14	Wohnung	Wohnung	1. OG.	links	75.00
5758	CONCORDE	096	77656	Offenburg	Kastanienallee	14	Wohnung	Wohnung	1. OG.	rechts	75.00
5759	CONCORDE	097	77656	Offenburg	Kastanienallee	14	Wohnung	Wohnung	2. OG.	links	75.00
5760	CONCORDE	098	77656	Offenburg	Kastanienallee	14	Wohnung	Wohnung	2. OG.	rechts	75.00
5761	CONCORDE	099	77656	Offenburg	Kastanienallee	14	Wohnung	Wohnung	3. OG.	links	75.00
5762	CONCORDE	100	77656	Offenburg	Kastanienallee	14	Wohnung	Wohnung	3. OG.	rechts	75.00
5763	CONCORDE	101	77656	Offenburg	Kastanienallee	16	Wohnung	Wohnung	EG.	links	96.79
5764	CONCORDE	102	77656	Offenburg	Kastanienallee	16	Wohnung	Wohnung	EG.	rechts	80.43
5766	CONCORDE	104	77656	Offenburg	Kastanienallee	16	Wohnung	Wohnung	1. OG.	rechts	80.43
5767	CONCORDE	105	77656	Offenburg	Kastanienallee	16	Wohnung	Wohnung	2. OG.	links	96.79
5768	CONCORDE	106	77656	Offenburg	Kastanienallee	16	Wohnung	Wohnung	2. OG.	rechts	80.43
5769	CONCORDE	107	77656	Offenburg	Kastanienallee	16	Wohnung	Wohnung	3. OG.	links	96.79
5770	CONCORDE	108	77656	Offenburg	Kastanienallee	16	Wohnung	Wohnung	3. OG.	rechts	80.43
5771	CONCORDE	109	77656	Offenburg	Kastanienallee	18	Wohnung	Wohnung	EG.	links	96.79
5772	CONCORDE	110	77656	Offenburg	Kastanienallee	18	Wohnung	Wohnung	EG.	rechts	80.43
5773	CONCORDE	111	77656	Offenburg	Kastanienallee	18	Wohnung	Wohnung	1. OG.	links	96.79
5775	CONCORDE	113	77656	Offenburg	Kastanienallee	18	Wohnung	Wohnung	2. OG.	links	96.79
5776	CONCORDE	114	77656	Offenburg	Kastanienallee	18	Wohnung	Wohnung	2. OG.	rechts	80.43
5777	CONCORDE	115	77656	Offenburg	Kastanienallee	20	Wohnung	Wohnung	EG.	links	96.79
5778	CONCORDE	116	77656	Offenburg	Kastanienallee	20	Wohnung	Wohnung	EG.	rechts	80.43
5779	CONCORDE	117	77656	Offenburg	Kastanienallee	20	Wohnung	Wohnung	1. OG.	links	96.79
5780	CONCORDE	118	77656	Offenburg	Kastanienallee	20	Wohnung	Wohnung	1. OG.	rechts	80.43
5781	CONCORDE	119	77656	Offenburg	Kastanienallee	20	Wohnung	Wohnung	2. OG.	links	96.79
5782	CONCORDE	120	77656	Offenburg	Kastanienallee	20	Wohnung	Wohnung	2. OG.	rechts	80.43
5783	CONCORDE	121	77656	Offenburg	Kastanienallee	22	Wohnung	Wohnung	EG.	links	96.79
5784	CONCORDE	122	77656	Offenburg	Kastanienallee	22	Wohnung	Wohnung	EG.	rechts	80.43
5786	CONCORDE	124	77656	Offenburg	Kastanienallee	22	Wohnung	Wohnung	1. OG.	rechts	80.43
5787	CONCORDE	125	77656	Offenburg	Kastanienallee	22	Wohnung	Wohnung	2. OG.	links	96.79
5788	CONCORDE	126	77656	Offenburg	Kastanienallee	22	Wohnung	Wohnung	2. OG.	rechts	80.43
5789	CONCORDE	127	77656	Offenburg	Kastanienallee	22	Wohnung	Wohnung	3. OG.	links	96.79
5790	CONCORDE	128	77656	Offenburg	Kastanienallee	22	Wohnung	Wohnung	3. OG.	rechts	80.43
5791	CONCORDE	129	77656	Offenburg	Kastanienallee	24	Wohnung	Wohnung	EG.	links	75.00
5792	CONCORDE	130	77656	Offenburg	Kastanienallee	24	Wohnung	Wohnung	EG.	rechts	75.00
5793	CONCORDE	131	77656	Offenburg	Kastanienallee	24	Wohnung	Wohnung	1. OG.	links	75.00
5794	CONCORDE	132	77656	Offenburg	Kastanienallee	24	Wohnung	Wohnung	1. OG.	rechts	75.00
5795	CONCORDE	133	77656	Offenburg	Kastanienallee	24	Wohnung	Wohnung	2. OG.	links	75.00
5796	CONCORDE	134	77656	Offenburg	Kastanienallee	24	Wohnung	Wohnung	2. OG.	rechts	75.00
5797	CONCORDE	135	77656	Offenburg	Kastanienallee	24	Wohnung	Wohnung	3. OG.	links	75.00
5798	CONCORDE	136	77656	Offenburg	Kastanienallee	24	Wohnung	Wohnung	3. OG.	rechts	75.00
5799	CONCORDE	137	77656	Offenburg	Kastanienallee	26	Wohnung	Wohnung	EG.	links	96.79
5800	CONCORDE	138	77656	Offenburg	Kastanienallee	26	Wohnung	Wohnung	EG.	rechts	80.43
5801	CONCORDE	139	77656	Offenburg	Kastanienallee	26	Wohnung	Wohnung	1. OG.	links	96.79
5802	CONCORDE	140	77656	Offenburg	Kastanienallee	26	Wohnung	Wohnung	1. OG.	rechts	80.43
5803	CONCORDE	141	77656	Offenburg	Kastanienallee	26	Wohnung	Wohnung	2. OG.	links	96.79
5804	CONCORDE	142	77656	Offenburg	Kastanienallee	26	Wohnung	Wohnung	2. OG.	rechts	80.43
5805	CONCORDE	143	77656	Offenburg	Kastanienallee	26	Wohnung	Wohnung	3. OG.	links	96.79
5806	CONCORDE	144	77656	Offenburg	Kastanienallee	26	Wohnung	Wohnung	3. OG.	rechts	80.43
5807	CONCORDE	01	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	EG.	links	80.02
5808	CONCORDE	02	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	EG.	mitte	44.92
5809	CONCORDE	03	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	EG.	mitte	66.10
5810	CONCORDE	04	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	EG.	rechts	72.15
5811	CONCORDE	05	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	1. OG.	links	80.02
5812	CONCORDE	06	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	1. OG.	mitte	44.92
5813	CONCORDE	07	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	1. OG.	mitte	66.10
5815	CONCORDE	09	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	2. OG.	links	80.29
5816	CONCORDE	10	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	2. OG.	mitte	45.16
5817	CONCORDE	11	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	2. OG.	mitte	66.10
5818	CONCORDE	12	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	2. OG.	rechts	72.23
5819	CONCORDE	13	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	3. OG.	links	80.29
5820	CONCORDE	14	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	3. OG.	mitte	45.16
5821	CONCORDE	15	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	3. OG.	mitte	66.10
5822	CONCORDE	16	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	3. OG.	rechts	72.23
5823	CONCORDE	17	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	4. OG.	links	80.29
5824	CONCORDE	18	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	4. OG.	mitte	45.16
5825	CONCORDE	19	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	4. OG.	mitte	66.10
5826	CONCORDE	20	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	4. OG.	rechts	72.23
5827	CONCORDE	21	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	5. OG.	links	80.29
5828	CONCORDE	22	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	5. OG.	mitte	45.16
5829	CONCORDE	23	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	5. OG.	mitte	66.10
5830	CONCORDE	24	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	5. OG.	rechts	72.23
5831	CONCORDE	25	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	6. OG.	links	80.29
5832	CONCORDE	26	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	6. OG.	mitte	45.16
5833	CONCORDE	27	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	6. OG.	mitte	66.10
5834	CONCORDE	28	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	6. OG.	rechts	72.23
5835	CONCORDE	29	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	7. OG.	links	80.29
5836	CONCORDE	30	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	7. OG.	mitte	45.16
5837	CONCORDE	31	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	7. OG.	mitte	66.10
5838	CONCORDE	32	77656	Offenburg	Pappelweg	1	Wohnung	Wohnung	7. OG.	rechts	72.23
5839	CONCORDE	33	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	EG.	links	80.02
5840	CONCORDE	34	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	EG.	mitte	44.92
5841	CONCORDE	35	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	EG.	mitte	66.10
5842	CONCORDE	36	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	EG.	rechts	70.77
5843	CONCORDE	37	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	1. OG.	links	80.02
5844	CONCORDE	38	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	1. OG.	mitte	44.92
5845	CONCORDE	39	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	1. OG.	mitte	66.10
5846	CONCORDE	40	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	1. OG.	rechts	70.77
5847	CONCORDE	41	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	2. OG.	links	80.29
5848	CONCORDE	42	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	2. OG.	mitte	45.16
5849	CONCORDE	43	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	2. OG.	mitte	66.10
5850	CONCORDE	44	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	2. OG.	rechts	70.77
5851	CONCORDE	45	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	3. OG.	links	80.29
5852	CONCORDE	46	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	3. OG.	mitte	45.16
5853	CONCORDE	47	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	3. OG.	mitte	66.10
5854	CONCORDE	48	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	3. OG.	rechts	70.77
5856	CONCORDE	50	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	4. OG.	mitte	45.16
5858	CONCORDE	52	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	4. OG.	rechts	70.77
5859	CONCORDE	53	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	5. OG.	links	80.29
5860	CONCORDE	54	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	5. OG.	mitte	45.16
5861	CONCORDE	55	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	5. OG.	mitte	66.10
5862	CONCORDE	56	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	5. OG.	rechts	70.77
5863	CONCORDE	57	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	6. OG.	links	80.29
5865	CONCORDE	59	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	6. OG.	mitte	66.10
5866	CONCORDE	60	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	6. OG.	rechts	70.77
5867	CONCORDE	61	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	7. OG.	links	80.29
5868	CONCORDE	62	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	7. OG.	mitte	45.16
5869	CONCORDE	63	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	7. OG.	mitte	66.10
5870	CONCORDE	64	77656	Offenburg	Pappelweg	3	Wohnung	Wohnung	7. OG.	rechts	70.77
5927	CONCORDE	G09	77656	Offenburg	Pappelweg	6	Garage	Garage
5928	CONCORDE	G10	77656	Offenburg	Pappelweg	6	Garage	Garage
5929	CONCORDE	G11	77656	Offenburg	Pappelweg	6	Garage	Garage
5930	CONCORDE	G12	77656	Offenburg	Pappelweg	6	Garage	Garage
5931	CONCORDE	G13	77656	Offenburg	Pappelweg	6	Garage	Garage
5932	CONCORDE	G14	77656	Offenburg	Pappelweg	6	Garage	Garage
5987	CONCORDE	G149	77656	Offenburg	Pappelweg	6	Garage	Garage
5933	CONCORDE	G15	77656	Offenburg	Pappelweg	6	Garage	Garage
5988	CONCORDE	G150	77656	Offenburg	Pappelweg	6	Garage	Garage
5989	CONCORDE	G151	77656	Offenburg	Pappelweg	6	Garage	Garage
5990	CONCORDE	G152	77656	Offenburg	Pappelweg	6	Garage	Garage
5934	CONCORDE	G16	77656	Offenburg	Pappelweg	6	Garage	Garage
5935	CONCORDE	G17	77656	Offenburg	Pappelweg	6	Garage	Garage
5936	CONCORDE	G18	77656	Offenburg	Pappelweg	6	Garage	Garage
5937	CONCORDE	G19	77656	Offenburg	Pappelweg	6	Garage	Garage
5938	CONCORDE	G20	77656	Offenburg	Pappelweg	6	Garage	Garage
5939	CONCORDE	G21	77656	Offenburg	Pappelweg	6	Garage	Garage
5940	CONCORDE	G22	77656	Offenburg	Pappelweg	6	Garage	Garage

5941	CONCORDE	G23	77656	Offenburg	Pappelweg	6	Garage	Garage
5942	CONCORDE	G24	77656	Offenburg	Pappelweg	6	Garage	Garage
5943	CONCORDE	G25	77656	Offenburg	Pappelweg	8	Garage	Garage
5944	CONCORDE	G26	77656	Offenburg	Pappelweg	8	Garage	Garage
5945	CONCORDE	G27	77656	Offenburg	Pappelweg	8	Garage	Garage
5946	CONCORDE	G28	77656	Offenburg	Pappelweg	8	Garage	Garage
5947	CONCORDE	G29	77656	Offenburg	Pappelweg	8	Garage	Garage
5948	CONCORDE	G30	77656	Offenburg	Pappelweg	8	Garage	Garage
5949	CONCORDE	G31	77656	Offenburg	Pappelweg	8	Garage	Garage
5950	CONCORDE	G32	77656	Offenburg	Pappelweg	8	Garage	Garage
5951	CONCORDE	G33	77656	Offenburg	Pappelweg	8	Garage	Garage
5952	CONCORDE	G34	77656	Offenburg	Pappelweg	8	Garage	Garage
5953	CONCORDE	G35	77656	Offenburg	Pappelweg	8	Garage	Garage
5954	CONCORDE	G36	77656	Offenburg	Pappelweg	8	Garage	Garage
5956	CONCORDE	G38	77656	Offenburg	Pappelweg	8	Garage	Garage
5957	CONCORDE	G39	77656	Offenburg	Pappelweg	8	Garage	Garage
5958	CONCORDE	G40	77656	Offenburg	Pappelweg	8	Garage	Garage
5959	CONCORDE	G41	77656	Offenburg	Pappelweg	10	Garage	Garage
5960	CONCORDE	G42	77656	Offenburg	Pappelweg	10	Garage	Garage
5961	CONCORDE	G43	77656	Offenburg	Pappelweg	10	Garage	Garage
5962	CONCORDE	G44	77656	Offenburg	Pappelweg	10	Garage	Garage
5963	CONCORDE	G45	77656	Offenburg	Pappelweg	10	Garage	Garage
5964	CONCORDE	G46	77656	Offenburg	Pappelweg	10	Garage	Garage
5965	CONCORDE	G47	77656	Offenburg	Pappelweg	10	Garage	Garage
5966	CONCORDE	G48	77656	Offenburg	Pappelweg	10	Garage	Garage
5967	CONCORDE	G49	77656	Offenburg	Pappelweg	10	Garage	Garage
5968	CONCORDE	G50	77656	Offenburg	Pappelweg	10	Garage	Garage
5969	CONCORDE	G51	77656	Offenburg	Pappelweg	10	Garage	Garage
5970	CONCORDE	G52	77656	Offenburg	Pappelweg	10	Garage	Garage
5971	CONCORDE	G53	77656	Offenburg	Pappelweg	10	Garage	Garage
5973	CONCORDE	G55	77656	Offenburg	Pappelweg	10	Garage	Garage
5974	CONCORDE	G56	77656	Offenburg	Pappelweg	10	Garage	Garage
5975	CONCORDE	G57	77656	Offenburg	Pappelweg	12	Garage	Garage
5976	CONCORDE	G58	77656	Offenburg	Pappelweg	12	Garage	Garage
5977	CONCORDE	G59	77656	Offenburg	Pappelweg	12	Garage	Garage
5978	CONCORDE	G60	77656	Offenburg	Pappelweg	12	Garage	Garage
5979	CONCORDE	G61	77656	Offenburg	Pappelweg	12	Garage	Garage
5980	CONCORDE	G62	77656	Offenburg	Pappelweg	12	Garage	Garage
5981	CONCORDE	G63	77656	Offenburg	Pappelweg	12	Garage	Garage
5982	CONCORDE	G64	77656	Offenburg	Pappelweg	12	Garage	Garage
5919	CONCORDE	G01	77656	Offenburg	Ulmenweg	4 a	Garage	Garage
5920	CONCORDE	G02	77656	Offenburg	Ulmenweg	4 a	Garage	Garage
5922	CONCORDE	G04	77656	Offenburg	Ulmenweg	4 a	Garage	Garage
5924	CONCORDE	G06	77656	Offenburg	Ulmenweg	4 a	Garage	Garage
5925	CONCORDE	G07	77656	Offenburg	Ulmenweg	4 a	Garage	Garage
5926	CONCORDE	G08	77656	Offenburg	Ulmenweg	4 a	Garage	Garage
5872	CONCORDE	002	77656	Offenburg	Ulmenweg	1	Wohnung	Wohnung	EG.	rechts	80.43
5873	CONCORDE	003	77656	Offenburg	Ulmenweg	1	Wohnung	Wohnung	1. OG.	links	96.79
5874	CONCORDE	004	77656	Offenburg	Ulmenweg	1	Wohnung	Wohnung	1. OG.	rechts	80.43
5875	CONCORDE	005	77656	Offenburg	Ulmenweg	1	Wohnung	Wohnung	2. OG.	links	96.79
5876	CONCORDE	006	77656	Offenburg	Ulmenweg	1	Wohnung	Wohnung	2. OG.	rechts	80.43
5877	CONCORDE	007	77656	Offenburg	Ulmenweg	1	Wohnung	Wohnung	3. OG.	links	96.79
5878	CONCORDE	008	77656	Offenburg	Ulmenweg	1	Wohnung	Wohnung	3. OG.	rechts	80.43
5879	CONCORDE	009	77656	Offenburg	Ulmenweg	2	Wohnung	Wohnung	EG.	links	75.00
5880	CONCORDE	010	77656	Offenburg	Ulmenweg	2	Wohnung	Wohnung	EG.	rechts	75.00
5881	CONCORDE	011	77656	Offenburg	Ulmenweg	2	Wohnung	Wohnung	1. OG.	links	75.00
5882	CONCORDE	012	77656	Offenburg	Ulmenweg	2	Wohnung	Wohnung	1. OG.	rechts	75.00
5883	CONCORDE	013	77656	Offenburg	Ulmenweg	2	Wohnung	Wohnung	2. OG.	links	75.00
5884	CONCORDE	014	77656	Offenburg	Ulmenweg	2	Wohnung	Wohnung	2. OG.	rechts	75.00
5885	CONCORDE	015	77656	Offenburg	Ulmenweg	2	Wohnung	Wohnung	3. OG.	links	75.00
5886	CONCORDE	016	77656	Offenburg	Ulmenweg	2	Wohnung	Wohnung	3. OG.	rechts	75.00
5887	CONCORDE	017	77656	Offenburg	Ulmenweg	3	Wohnung	Wohnung	EG.	links	96.79
5888	CONCORDE	018	77656	Offenburg	Ulmenweg	3	Wohnung	Wohnung	EG.	rechts	80.43
5889	CONCORDE	019	77656	Offenburg	Ulmenweg	3	Wohnung	Wohnung	1. OG.	links	96.79
5890	CONCORDE	020	77656	Offenburg	Ulmenweg	3	Wohnung	Wohnung	1. OG.	rechts	80.43
5891	CONCORDE	021	77656	Offenburg	Ulmenweg	3	Wohnung	Wohnung	2. OG.	links	96.79
5892	CONCORDE	022	77656	Offenburg	Ulmenweg	3	Wohnung	Wohnung	2. OG.	rechts	80.43
5893	CONCORDE	023	77656	Offenburg	Ulmenweg	3	Wohnung	Wohnung	3. OG.	links	96.79
5894	CONCORDE	024	77656	Offenburg	Ulmenweg	3	Wohnung	Wohnung	3. OG.	rechts	80.43
5895	CONCORDE	025	77656	Offenburg	Ulmenweg	4	Wohnung	Wohnung	EG.	links	96.79
5896	CONCORDE	026	77656	Offenburg	Ulmenweg	4	Wohnung	Wohnung	EG.	rechts	80.43
5897	CONCORDE	027	77656	Offenburg	Ulmenweg	4	Wohnung	Wohnung	1. OG.	links	96.79
5898	CONCORDE	028	77656	Offenburg	Ulmenweg	4	Wohnung	Wohnung	1. OG.	rechts	80.43
5900	CONCORDE	030	77656	Offenburg	Ulmenweg	4	Wohnung	Wohnung	2. OG.	rechts	80.43
5901	CONCORDE	031	77656	Offenburg	Ulmenweg	4	Wohnung	Wohnung	3. OG.	links	96.79
5902	CONCORDE	032	77656	Offenburg	Ulmenweg	4	Wohnung	Wohnung	3. OG.	rechts	80.43
5903	CONCORDE	033	77656	Offenburg	Ulmenweg	5	Wohnung	Wohnung	EG.	links	75.00
5904	CONCORDE	034	77656	Offenburg	Ulmenweg	5	Wohnung	Wohnung	EG.	rechts	75.00
5905	CONCORDE	035	77656	Offenburg	Ulmenweg	5	Wohnung	Wohnung	1. OG.	links	75.00
5906	CONCORDE	036	77656	Offenburg	Ulmenweg	5	Wohnung	Wohnung	1. OG.	rechts	75.00
5907	CONCORDE	037	77656	Offenburg	Ulmenweg	5	Wohnung	Wohnung	2. OG.	links	75.00
5908	CONCORDE	038	77656	Offenburg	Ulmenweg	5	Wohnung	Wohnung	2. OG.	rechts	75.00
5909	CONCORDE	039	77656	Offenburg	Ulmenweg	5	Wohnung	Wohnung	3. OG.	links	75.00
5910	CONCORDE	040	77656	Offenburg	Ulmenweg	5	Wohnung	Wohnung	3. OG.	rechts	75.00
5911	CONCORDE	041	77656	Offenburg	Ulmenweg	6	Wohnung	Wohnung	EG.	links	96.79
5912	CONCORDE	042	77656	Offenburg	Ulmenweg	6	Wohnung	Wohnung	EG.	rechts	80.43
5913	CONCORDE	043	77656	Offenburg	Ulmenweg	6	Wohnung	Wohnung	1. OG.	links	96.79
5914	CONCORDE	044	77656	Offenburg	Ulmenweg	6	Wohnung	Wohnung	1. OG.	rechts	80.43
5915	CONCORDE	045	77656	Offenburg	Ulmenweg	6	Wohnung	Wohnung	2. OG.	links	96.79
5916	CONCORDE	046	77656	Offenburg	Ulmenweg	6	Wohnung	Wohnung	2. OG.	rechts	80.43
5917	CONCORDE	047	77656	Offenburg	Ulmenweg	6	Wohnung	Wohnung	3. OG.	links	96.79
5918	CONCORDE	048	77656	Offenburg	Ulmenweg	6	Wohnung	Wohnung	3. OG.	rechts	80.43
3454	CONCORDE	001	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	links	74.26
3463	CONCORDE	002	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	links mitte	74.91
3466	CONCORDE	003	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	links mitte	74.91
3468	CONCORDE	004	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	links mitte	74.91
3521	CONCORDE	005	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	links mitte	74.91
3592	CONCORDE	006	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	links	72.35
3593	CONCORDE	007	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	rechts	72.35
3594	CONCORDE	008	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	rechts mitte	74.91
3595	CONCORDE	009	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	rechts mitte	74.91
3596	CONCORDE	010	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	rechts mitte	74.91
3597	CONCORDE	011	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	rechts	71.92
3598	CONCORDE	012	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	1. OG.	rechts	71.40
3599	CONCORDE	013	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	links	88.80
3600	CONCORDE	014	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	links mitte	71.48
3601	CONCORDE	015	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	links mitte	71.48
3602	CONCORDE	016	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	links mitte	71.48
3603	CONCORDE	017	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	links mitte	71.48
3604	CONCORDE	018	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	links	70.25
3605	CONCORDE	019	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	rechts	70.25
3606	CONCORDE	020	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	rechts mitte	71.48
3607	CONCORDE	021	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	rechts	71.48
3608	CONCORDE	022	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	rechts mitte	71.48
3609	CONCORDE	023	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	rechts mitte	70.23
3610	CONCORDE	024	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	2. OG.	rechts	72.72
3611	CONCORDE	025	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	links	38.13
3612	CONCORDE	026	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	links mitte	66.76
3614	CONCORDE	028	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	links mitte	67.07
3615	CONCORDE	029	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	links mitte	67.07
3616	CONCORDE	030	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	links mitte	67.07
3617	CONCORDE	031	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	links	58.09
3619	CONCORDE	033	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	rechts mitte	67.07
3621	CONCORDE	035	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	rechts mitte	67.07
3622	CONCORDE	036	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	rechts mitte	67.51
3623	CONCORDE	037	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	rechts mitte	71.00
3624	CONCORDE	038	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	3. OG.	rechts	90.86
3625	CONCORDE	039	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	links mitte	63.93

3626	CONCORDE	040	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	links mitte	77.01
3628	CONCORDE	042	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	links mitte	83.51
3630	CONCORDE	044	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	rechts	89.36
3632	CONCORDE	046	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	rechts mitte	75.56
3633	CONCORDE	047	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	rechts mitte	65.14
3634	CONCORDE	048	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	rechts mitte	65.14
3635	CONCORDE	049	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	rechts mitte	65.14
3636	CONCORDE	050	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	rechts mitte	60.38
3637	CONCORDE	051	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	links	39.80
3638	CONCORDE	052	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	4. OG.	links mitte	31.84
3639	CONCORDE	053	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	5. OG.	links	65.69
3842	CONCORDE	054	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	5. OG.	rechts	82.86
3861	CONCORDE	057	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	5. OG.	rechts	60.38
3886	CONCORDE	058	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	5. OG.	rechts mitte	70.54
3891	CONCORDE	060	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	5. OG.	links	90.33
3892	CONCORDE	061	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	5. OG.	links mitte	31.84
3893	CONCORDE	062	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	5. OG.	links mitte	31.84
3894	CONCORDE	063	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	5. OG.	links	31.84
3895	CONCORDE	064	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	6. OG.	links mitte	62.97
3901	CONCORDE	067	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	6. OG.	rechts	33.33
3914	CONCORDE	068	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	6. OG.	links	60.38
3909	CONCORDE	069	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	6. OG.	links mitte	66.67
3932	CONCORDE	071	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	6. OG.	links	88.83
3933	CONCORDE	072	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	6. OG.	links mitte	31.84
3935	CONCORDE	074	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	6. OG.	links	31.84
3937	CONCORDE	076	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	7. OG.	rechts	58.76
3939	CONCORDE	078	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	7. OG.	rechts mitte	33.52
3943	CONCORDE	082	70178	Stuttgart	Hasenbergsteige	18	Wohnung	Wohnung	7. OG.	links	31.03
3993	CONCORDE	G087	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
3997	CONCORDE	G091	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
3998	CONCORDE	G092	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
3999	CONCORDE	G093	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4008	CONCORDE	G094	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4009	CONCORDE	G095	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4010	CONCORDE	G096	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4012	CONCORDE	G097	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4020	CONCORDE	G101	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4024	CONCORDE	G105	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4025	CONCORDE	G106	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4028	CONCORDE	G109	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4029	CONCORDE	G110	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4030	CONCORDE	G111	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4031	CONCORDE	G112	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4032	CONCORDE	G113	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4033	CONCORDE	G114	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4034	CONCORDE	G115	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4035	CONCORDE	G116	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4036	CONCORDE	G117	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4037	CONCORDE	G118	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4038	CONCORDE	G119	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4039	CONCORDE	G120	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4040	CONCORDE	G121	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4044	CONCORDE	G125	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4045	CONCORDE	G126	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4046	CONCORDE	G127	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4047	CONCORDE	G128	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4049	CONCORDE	G129	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4050	CONCORDE	G130	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4051	CONCORDE	G131	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4053	CONCORDE	G132	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4054	CONCORDE	G133	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4055	CONCORDE	G134	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4056	CONCORDE	G135	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4057	CONCORDE	G136	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4058	CONCORDE	G137	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4059	CONCORDE	G138	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4060	CONCORDE	G139	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4062	CONCORDE	G140	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4063	CONCORDE	G141	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4064	CONCORDE	G142	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4065	CONCORDE	G143	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4067	CONCORDE	G144	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4068	CONCORDE	G145	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4069	CONCORDE	G146	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4071	CONCORDE	G147	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4072	CONCORDE	G148	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4073	CONCORDE	G149	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4074	CONCORDE	G150	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4076	CONCORDE	G151	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4077	CONCORDE	G152	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4078	CONCORDE	G153	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4079	CONCORDE	G154	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4081	CONCORDE	G155	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4082	CONCORDE	G156	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4083	CONCORDE	G157	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4085	CONCORDE	G158	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4086	CONCORDE	G159	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4089	CONCORDE	G161	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4090	CONCORDE	G162	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4091	CONCORDE	G163	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4093	CONCORDE	G164	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4094	CONCORDE	G165	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
4095	CONCORDE	G166	70178	Stuttgart	Hasenbergsteige	18	Garage	Garage
5653	CONCORDE	01	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	EG.	links	68.67
6538	CONCORDE	02	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	EG.	links	56.02
5992	CONCORDE	03	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	EG.	links	68.67
5993	CONCORDE	04	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	EG.	rechts	68.67
5994	CONCORDE	05	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	EG.	rechts	56.02
5995	CONCORDE	06	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	EG.	rechts	68.67
5996	CONCORDE	07	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	1. OG.	links	68.67
5997	CONCORDE	08	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	1. OG.	links	56.02
5998	CONCORDE	09	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	1. OG.	links	68.67
5999	CONCORDE	10	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	1. OG.	rechts	68.67
6001	CONCORDE	11	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	1. OG.	rechts	56.02
6002	CONCORDE	12	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	1. OG.	rechts	68.67
6003	CONCORDE	13	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	2. OG.	links	68.67
6004	CONCORDE	14	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	2. OG.	links	56.02
6005	CONCORDE	15	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	2. OG.	links	68.67
6006	CONCORDE	16	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	2. OG.	rechts	68.67
6007	CONCORDE	17	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	2. OG.	rechts	56.02
6008	CONCORDE	18	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	2. OG.	rechts	68.67
6009	CONCORDE	19	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	3. OG.	links	68.67
6010	CONCORDE	20	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	3. OG.	links	56.02
6011	CONCORDE	21	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	3. OG.	links	68.67
6012	CONCORDE	22	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	3. OG.	rechts	68.67
6013	CONCORDE	23	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	3. OG.	rechts	56.02
6014	CONCORDE	24	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	3. OG.	rechts	68.67
6015	CONCORDE	25	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	4. OG.	links	68.67
6016	CONCORDE	26	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	4. OG.	links	56.02
6017	CONCORDE	27	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	4. OG.	links	68.67
6018	CONCORDE	28	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	4. OG.	rechts	68.67
6019	CONCORDE	29	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	4. OG.	rechts	56.02
6020	CONCORDE	30	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	4. OG.	rechts	68.67
6021	CONCORDE	31	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	5. OG.	links	68.67
6022	CONCORDE	32	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	5. OG.	links	56.02
6023	CONCORDE	33	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	5. OG.	links	68.67
6024	CONCORDE	34	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	5. OG.	rechts	68.67
6025	CONCORDE	35	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	5. OG.	rechts	56.02

6026	CONCORDE	36	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	5. OG.	rechts	68.67
6027	CONCORDE	37	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	6. OG.	links	68.67
6028	CONCORDE	38	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	6. OG.	links	56.02
6029	CONCORDE	39	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	6. OG.	links	68.67
6030	CONCORDE	40	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	6. OG.	rechts	68.67
6031	CONCORDE	41	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	6. OG.	rechts	56.02
6032	CONCORDE	42	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	6. OG.	rechts	68.67
6033	CONCORDE	43	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	7. OG.	links	68.67
6034	CONCORDE	44	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	7. OG.	links	56.02
6035	CONCORDE	45	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	7. OG.	links	68.67
6036	CONCORDE	46	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	7. OG.	rechts	68.67
6038	CONCORDE	47	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	7. OG.	rechts	56.02
6040	CONCORDE	48	65205	Wiesbaden	Augsburger Straße	1	Wohnung	Wohnung	7. OG.	rechts	68.67
5641	CONCORDE	01	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	EG.	links	68.67
6041	CONCORDE	02	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	EG.	links	56.02
6042	CONCORDE	03	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	EG.	links	68.67
6037	CONCORDE	04	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	EG.	rechts	68.67
6039	CONCORDE	05	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	EG.	rechts	56.02
6043	CONCORDE	06	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	EG.	rechts	68.67
6044	CONCORDE	07	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	1. OG.	links	68.67
6045	CONCORDE	08	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	1. OG.	links	56.02
6046	CONCORDE	09	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	1. OG.	links	68.67
6047	CONCORDE	10	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	1. OG.	rechts	68.67
6048	CONCORDE	11	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	1. OG.	rechts	56.02
6049	CONCORDE	12	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	1. OG.	rechts	68.67
6050	CONCORDE	13	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	2. OG.	links	68.67
6051	CONCORDE	14	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	2. OG.	links	56.02
6052	CONCORDE	15	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	2. OG.	links	68.67
6053	CONCORDE	16	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	2. OG.	rechts	68.67
6054	CONCORDE	17	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	2. OG.	rechts	56.02
6055	CONCORDE	18	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	2. OG.	rechts	68.67
6056	CONCORDE	19	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	3. OG.	links	68.67
6057	CONCORDE	20	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	3. OG.	links	56.02
6058	CONCORDE	21	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	3. OG.	links	68.67
6059	CONCORDE	22	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	3. OG.	rechts	68.67
6060	CONCORDE	23	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	3. OG.	rechts	56.02
6061	CONCORDE	24	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	3. OG.	rechts	68.67
6062	CONCORDE	25	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	4. OG.	links	68.67
6063	CONCORDE	26	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	4. OG.	links	56.02
6064	CONCORDE	27	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	4. OG.	links	68.67
6065	CONCORDE	28	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	4. OG.	rechts	68.67
6066	CONCORDE	29	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	4. OG.	rechts	56.02
6067	CONCORDE	30	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	4. OG.	rechts	68.67
6068	CONCORDE	31	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	5. OG.	links	68.67
6069	CONCORDE	32	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	5. OG.	links	56.02
6070	CONCORDE	33	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	5. OG.	links	68.67
6071	CONCORDE	34	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	5. OG.	rechts	68.67
6072	CONCORDE	35	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	5. OG.	rechts	56.02
6073	CONCORDE	36	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	5. OG.	rechts	68.67
6074	CONCORDE	37	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	6. OG.	links	68.67
6075	CONCORDE	38	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	6. OG.	links	56.02
6076	CONCORDE	39	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	6. OG.	links	68.67
6077	CONCORDE	40	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	6. OG.	rechts	68.67
6078	CONCORDE	41	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	6. OG.	rechts	56.02
6079	CONCORDE	42	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	6. OG.	rechts	68.67
6080	CONCORDE	43	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	7. OG.	links	68.67
6081	CONCORDE	44	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	7. OG.	links	56.02
6082	CONCORDE	45	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	7. OG.	links	68.67
6083	CONCORDE	46	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	7. OG.	rechts	68.67
6084	CONCORDE	47	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	7. OG.	rechts	56.02
6085	CONCORDE	48	65205	Wiesbaden	Augsburger Straße	2	Wohnung	Wohnung	7. OG.	rechts	68.67
5383	CONCORDE	01	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	EG. links	66.16
5393	CONCORDE	02	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	EG. rechts	80.42
5396	CONCORDE	03	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	ZG links	52.33
5399	CONCORDE	04	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	ZG rechts	69.13
5401	CONCORDE	05	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	1. OG. links	66.05
5405	CONCORDE	06	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	1. OG. rechts	80.28
5407	CONCORDE	07	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	1. ZG links	52.33
5410	CONCORDE	08	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	1. ZG rechts	68.99
5411	CONCORDE	09	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	2. OG. links	66.01
5412	CONCORDE	10	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	2. OG. rechts	80.13
5413	CONCORDE	11	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	2. ZG links	52.10
5415	CONCORDE	12	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	2. ZG rechts	68.85
5417	CONCORDE	13	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	3. OG. links	65.96
5423	CONCORDE	15	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	3. ZG links	52.02
5425	CONCORDE	16	65205	Wiesbaden	Düsseldorfer Straße	2	Wohnung	Wohnung	3. ZG rechts	68.77
6223	CONCORDE	01	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	EG. links	79.33
6224	CONCORDE	02	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	EG. links mitte	88.79
6225	CONCORDE	03	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	EG. rechts mitte	74.40
6227	CONCORDE	04	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	EG. rechts	55.73
6228	CONCORDE	05	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	1. OG. links	79.33
6230	CONCORDE	06	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	1. OG. links mitte	88.79
6231	CONCORDE	07	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	1. OG. rechts mitte	74.40
6232	CONCORDE	08	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	1. OG. rechts	55.73
6233	CONCORDE	09	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	2. OG. links	79.33
6234	CONCORDE	10	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	2. OG. links mitte	88.79
6235	CONCORDE	11	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	2. OG. rechts mitte	74.40
6236	CONCORDE	12	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	2. OG. rechts	55.73
6237	CONCORDE	13	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	3. OG. links	79.33
6238	CONCORDE	14	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	3. OG. links mitte	88.79
6241	CONCORDE	16	65205	Wiesbaden	Düsseldorfer Straße	3	Wohnung	Wohnung	3. OG. rechts	55.73
5637	CONCORDE	17	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
6478	CONCORDE	18	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
5642	CONCORDE	19	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
5644	CONCORDE	20	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
5645	CONCORDE	21	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
5646	CONCORDE	22	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
5648	CONCORDE	23	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
5649	CONCORDE	24	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
5651	CONCORDE	25	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
5652	CONCORDE	26	65205	Wiesbaden	Düsseldorfer Straße	3	Garage	Garage
9048	CONCORDE	S01	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9047	CONCORDE	S02	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9046	CONCORDE	S03	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9045	CONCORDE	S04	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9044	CONCORDE	S05	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9043	CONCORDE	S06	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9042	CONCORDE	S07	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9041	CONCORDE	S08	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9040	CONCORDE	S09	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9039	CONCORDE	S10	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9049	CONCORDE	S11	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9050	CONCORDE	S12	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9051	CONCORDE	S13	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9052	CONCORDE	S14	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9053	CONCORDE	S15	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9054	CONCORDE	S16	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9055	CONCORDE	S17	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9057	CONCORDE	S19	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
9058	CONCORDE	S20	65205	Wiesbaden	Düsseldorfer Straße	3	Stellplatz	Stellplatz
5602	CONCORDE	01	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	EG. links	88.79
5620	CONCORDE	02	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	EG. links mitte	74.40
5621	CONCORDE	03	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	EG. rechts mitte	55.73
5622	CONCORDE	04	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	EG. rechts	79.33
5623	CONCORDE	05	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	1. OG. links	88.79
5624	CONCORDE	06	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	1. OG. links mitte	74.40
5625	CONCORDE	07	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	1. OG. rechts mitte	55.73
5628	CONCORDE	08	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	1. OG. rechts	79.33
Düsseldorfer Straße

5629	CONCORDE	09	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	2. OG.	links	88.79
5631	CONCORDE	11	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	2. OG.	rechts mitte	55.73
5632	CONCORDE	12	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	2. OG.	rechts	79.33
5634	CONCORDE	14	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	3. OG.	links mitte	74.40
5635	CONCORDE	15	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	3. OG.	rechts mitte	55.73
5636	CONCORDE	16	65205	Wiesbaden	Düsseldorfer Straße	4	Wohnung	Wohnung	3. OG.	rechts	79.33
5326	CONCORDE	25	65205	Wiesbaden	Freiburger Straße	1	Wohnung	Wohnung	EG.	links	68.28
5327	CONCORDE	26	65205	Wiesbaden	Freiburger Straße	1	Wohnung	Wohnung	EG.	rechts	81.27
5328	CONCORDE	27	65205	Wiesbaden	Freiburger Straße	1	Wohnung	Wohnung	1. OG.	links	68.28
5329	CONCORDE	28	65205	Wiesbaden	Freiburger Straße	1	Wohnung	Wohnung	1. OG.	rechts	81.27
5330	CONCORDE	29	65205	Wiesbaden	Freiburger Straße	1	Wohnung	Wohnung	2. OG.	links	68.28
5331	CONCORDE	30	65205	Wiesbaden	Freiburger Straße	1	Wohnung	Wohnung	2. OG.	rechts	81.27
5332	CONCORDE	31	65205	Wiesbaden	Freiburger Straße	1	Wohnung	Wohnung	3. OG.	links	68.28
5333	CONCORDE	32	65205	Wiesbaden	Freiburger Straße	1	Wohnung	Wohnung	3. OG.	rechts	81.27
5187	CONCORDE	25	65205	Wiesbaden	Freiburger Straße	2	Wohnung	Wohnung	EG.	links	52.01
5189	CONCORDE	26	65205	Wiesbaden	Freiburger Straße	2	Wohnung	Wohnung	EG.	rechts	68.24
5190	CONCORDE	27	65205	Wiesbaden	Freiburger Straße	2	Wohnung	Wohnung	1. OG.	links	52.01
5191	CONCORDE	28	65205	Wiesbaden	Freiburger Straße	2	Wohnung	Wohnung	1. OG.	rechts	68.24
5192	CONCORDE	29	65205	Wiesbaden	Freiburger Straße	2	Wohnung	Wohnung	2. OG.	links	52.01
5193	CONCORDE	30	65205	Wiesbaden	Freiburger Straße	2	Wohnung	Wohnung	2. OG.	rechts	68.24
5334	CONCORDE	33	65205	Wiesbaden	Freiburger Straße	3	Wohnung	Wohnung	EG.	links	54.88
5335	CONCORDE	34	65205	Wiesbaden	Freiburger Straße	3	Wohnung	Wohnung	EG.	rechts	81.27
5336	CONCORDE	35	65205	Wiesbaden	Freiburger Straße	3	Wohnung	Wohnung	1. OG.	links	54.88
5337	CONCORDE	36	65205	Wiesbaden	Freiburger Straße	3	Wohnung	Wohnung	1. OG.	rechts	81.27
5338	CONCORDE	37	65205	Wiesbaden	Freiburger Straße	3	Wohnung	Wohnung	2. OG.	links	54.88
5339	CONCORDE	38	65205	Wiesbaden	Freiburger Straße	3	Wohnung	Wohnung	2. OG.	rechts	81.27
5340	CONCORDE	39	65205	Wiesbaden	Freiburger Straße	3	Wohnung	Wohnung	3. OG.	links	54.88
5342	CONCORDE	40	65205	Wiesbaden	Freiburger Straße	3	Wohnung	Wohnung	3. OG.	rechts	81.27
5197	CONCORDE	31	65205	Wiesbaden	Freiburger Straße	4	Wohnung	Wohnung	EG.	links	82.11
5199	CONCORDE	32	65205	Wiesbaden	Freiburger Straße	4	Wohnung	Wohnung	EG.	rechts	68.25
5200	CONCORDE	33	65205	Wiesbaden	Freiburger Straße	4	Wohnung	Wohnung	1. OG.	links	82.11
5202	CONCORDE	34	65205	Wiesbaden	Freiburger Straße	4	Wohnung	Wohnung	1. OG.	rechts	68.25
5204	CONCORDE	35	65205	Wiesbaden	Freiburger Straße	4	Wohnung	Wohnung	2. OG.	links	82.11
5205	CONCORDE	36	65205	Wiesbaden	Freiburger Straße	4	Wohnung	Wohnung	2. OG.	rechts	68.25
5343	CONCORDE	41	65205	Wiesbaden	Freiburger Straße	5	Wohnung	Wohnung	EG.	links	54.29
5345	CONCORDE	42	65205	Wiesbaden	Freiburger Straße	5	Wohnung	Wohnung	EG.	rechts	68.28
5347	CONCORDE	43	65205	Wiesbaden	Freiburger Straße	5	Wohnung	Wohnung	1. OG.	links	54.29
5348	CONCORDE	44	65205	Wiesbaden	Freiburger Straße	5	Wohnung	Wohnung	1. OG.	rechts	68.28
5350	CONCORDE	45	65205	Wiesbaden	Freiburger Straße	5	Wohnung	Wohnung	2. OG.	links	54.29
5352	CONCORDE	46	65205	Wiesbaden	Freiburger Straße	5	Wohnung	Wohnung	2. OG.	rechts	68.28
5354	CONCORDE	47	65205	Wiesbaden	Freiburger Straße	5	Wohnung	Wohnung	3. OG.	links	54.29
5356	CONCORDE	48	65205	Wiesbaden	Freiburger Straße	5	Wohnung	Wohnung	3. OG.	rechts	68.28
5240	CONCORDE	01	65205	Wiesbaden	Freiburger Straße	6	Wohnung	Wohnung	EG.	links	52.01
5241	CONCORDE	02	65205	Wiesbaden	Freiburger Straße	6	Wohnung	Wohnung	EG.	rechts	68.24
5242	CONCORDE	03	65205	Wiesbaden	Freiburger Straße	6	Wohnung	Wohnung	1. OG.	links	52.01
5243	CONCORDE	04	65205	Wiesbaden	Freiburger Straße	6	Wohnung	Wohnung	1. OG.	rechts	68.24
5278	CONCORDE	05	65205	Wiesbaden	Freiburger Straße	6	Wohnung	Wohnung	2. OG.	links	52.01
5245	CONCORDE	06	65205	Wiesbaden	Freiburger Straße	6	Wohnung	Wohnung	2. OG.	rechts	68.24
5246	CONCORDE	07	65205	Wiesbaden	Freiburger Straße	8	Wohnung	Wohnung	EG.	links	82.11
5248	CONCORDE	08	65205	Wiesbaden	Freiburger Straße	8	Wohnung	Wohnung	EG.	rechts	68.25
5249	CONCORDE	09	65205	Wiesbaden	Freiburger Straße	8	Wohnung	Wohnung	1. OG.	links	82.11
5250	CONCORDE	10	65205	Wiesbaden	Freiburger Straße	8	Wohnung	Wohnung	1. OG.	rechts	68.25
2822	CONCORDE	11	65205	Wiesbaden	Freiburger Straße	8	Wohnung	Wohnung	2. OG.	links	82.11
5252	CONCORDE	12	65205	Wiesbaden	Freiburger Straße	8	Wohnung	Wohnung	2. OG.	rechts	68.25
5253	CONCORDE	13	65205	Wiesbaden	Freiburger Straße	10	Wohnung	Wohnung	EG.	links	52.01
5254	CONCORDE	14	65205	Wiesbaden	Freiburger Straße	10	Wohnung	Wohnung	EG.	rechts	68.24
5255	CONCORDE	15	65205	Wiesbaden	Freiburger Straße	10	Wohnung	Wohnung	1. OG.	links	52.01
5256	CONCORDE	16	65205	Wiesbaden	Freiburger Straße	10	Wohnung	Wohnung	1. OG.	rechts	68.24
5258	CONCORDE	17	65205	Wiesbaden	Freiburger Straße	10	Wohnung	Wohnung	2. OG.	links	52.01
5260	CONCORDE	18	65205	Wiesbaden	Freiburger Straße	10	Wohnung	Wohnung	2. OG.	rechts	68.24
5261	CONCORDE	19	65205	Wiesbaden	Freiburger Straße	12	Wohnung	Wohnung	EG.	links	82.11
5263	CONCORDE	20	65205	Wiesbaden	Freiburger Straße	12	Wohnung	Wohnung	EG.	rechts	68.25
5264	CONCORDE	21	65205	Wiesbaden	Freiburger Straße	12	Wohnung	Wohnung	1. OG.	links	82.11
5265	CONCORDE	22	65205	Wiesbaden	Freiburger Straße	12	Wohnung	Wohnung	1. OG.	rechts	68.25
5267	CONCORDE	23	65205	Wiesbaden	Freiburger Straße	12	Wohnung	Wohnung	2. OG.	links	82.11
5269	CONCORDE	24	65205	Wiesbaden	Freiburger Straße	12	Wohnung	Wohnung	2. OG.	rechts	68.25
6086	CONCORDE	01	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	EG.	links	68.67
6087	CONCORDE	02	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	EG.	links	56.02
6088	CONCORDE	03	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	EG.	links	68.67
6089	CONCORDE	04	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	EG.	rechts	68.67
6090	CONCORDE	05	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	EG.	rechts	56.02
6091	CONCORDE	06	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	EG.	rechts	68.67
6092	CONCORDE	07	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	1. OG.	links	68.67
6093	CONCORDE	08	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	1. OG.	links	56.02
6094	CONCORDE	09	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	1. OG.	links	68.67
6095	CONCORDE	10	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	1. OG.	rechts	68.67
6096	CONCORDE	11	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	1. OG.	rechts	56.02
6097	CONCORDE	12	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	1. OG.	rechts	68.67
6203	CONCORDE	13	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	2. OG.	links	68.67
6204	CONCORDE	14	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	2. OG.	links	56.02
6205	CONCORDE	15	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	2. OG.	links	68.67
6206	CONCORDE	16	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	2. OG.	rechts	68.67
6207	CONCORDE	17	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	2. OG.	rechts	56.02
6208	CONCORDE	18	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	2. OG.	rechts	68.67
6209	CONCORDE	19	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	3. OG.	links	68.67
6210	CONCORDE	20	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	3. OG.	links	56.02
6211	CONCORDE	21	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	3. OG.	links	68.67
6212	CONCORDE	22	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	3. OG.	rechts	68.67
6214	CONCORDE	23	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	3. OG.	rechts	56.02
6215	CONCORDE	24	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	3. OG.	rechts	68.67
6216	CONCORDE	25	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	4. OG.	links	68.67
6218	CONCORDE	26	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	4. OG.	links	56.02
6219	CONCORDE	27	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	4. OG.	links	68.67
6220	CONCORDE	28	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	4. OG.	rechts	68.67
6221	CONCORDE	29	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	4. OG.	rechts	56.02
6222	CONCORDE	30	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	4. OG.	rechts	68.67
6226	CONCORDE	31	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	5. OG.	links	68.67
6229	CONCORDE	32	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	5. OG.	links	56.02
6240	CONCORDE	33	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	5. OG.	links	68.67
6242	CONCORDE	34	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	5. OG.	rechts	68.67
6243	CONCORDE	35	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	5. OG.	rechts	56.02
6244	CONCORDE	36	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	5. OG.	rechts	68.67
6245	CONCORDE	37	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	6. OG.	links	68.67
6246	CONCORDE	38	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	6. OG.	links	56.02
6247	CONCORDE	39	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	6. OG.	links	68.67
6248	CONCORDE	40	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	6. OG.	rechts	68.67
6249	CONCORDE	41	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	6. OG.	rechts	56.02
6250	CONCORDE	42	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	6. OG.	rechts	68.67
6251	CONCORDE	43	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	7. OG.	links	68.67
6252	CONCORDE	44	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	7. OG.	links	56.02
6253	CONCORDE	45	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	7. OG.	links	68.67
6254	CONCORDE	46	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	7. OG.	rechts	68.67
6255	CONCORDE	47	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	7. OG.	rechts	56.02
6256	CONCORDE	48	65205	Wiesbaden	Kölner Straße	1	Wohnung	Wohnung	7. OG.	rechts	68.67
5508	CONCORDE	01	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	EG.	links	66.16
5510	CONCORDE	02	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	EG.	rechts	80.42
5511	CONCORDE	03	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	ZG	links	52.33
5512	CONCORDE	04	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	ZG	rechts	69.13
5513	CONCORDE	05	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	1. OG.	links	66.05
5514	CONCORDE	06	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	1. OG.	rechts	80.28
5515	CONCORDE	07	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	1. ZG	links	52.33
5516	CONCORDE	08	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	1. ZG	rechts	68.99
5517	CONCORDE	09	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	2. OG.	links	66.01
5518	CONCORDE	10	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	2. OG.	rechts	80.13
5519	CONCORDE	11	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	2. ZG	links	52.10
5520	CONCORDE	12	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	2. ZG	rechts	68.85
5521	CONCORDE	13	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	3. OG.	links	65.96
5522	CONCORDE	14	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	3. OG.	rechts	80.05

5523	CONCORDE	15	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	3. ZG	links	52.02
5524	CONCORDE	16	65205	Wiesbaden	Mannheimer Straße	1	Wohnung	Wohnung	3. ZG	rechts	68.77
5251	CONCORDE	01	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	EG.	links	66.16
5430	CONCORDE	02	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	EG.	rechts	80.42
5438	CONCORDE	03	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	ZG	links	52.33
5440	CONCORDE	04	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	ZG	rechts	69.13
1460	CONCORDE	05	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	1. OG.	links	66.05
5447	CONCORDE	06	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	1. OG.	rechts	80.28
2584	CONCORDE	07	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	1. ZG	links	52.33
5451	CONCORDE	08	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	1. ZG	rechts	68.99
5443	CONCORDE	09	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	2. OG.	links	66.01
5454	CONCORDE	10	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	2. OG.	rechts	80.13
5455	CONCORDE	11	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	2. ZG	links	52.10
5456	CONCORDE	12	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	2. ZG	rechts	68.85
5458	CONCORDE	13	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	3. OG.	links	65.96
5468	CONCORDE	14	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	3. OG.	rechts	80.05
5470	CONCORDE	15	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	3. ZG	links	52.02
5472	CONCORDE	16	65205	Wiesbaden	Mannheimer Straße	2	Wohnung	Wohnung	3. ZG	rechts	68.77
5525	CONCORDE	17	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	EG.	links	66.16
5527	CONCORDE	18	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	EG.	rechts	80.42
5528	CONCORDE	19	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	ZG	links	52.33
5529	CONCORDE	20	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	ZG	rechts	69.13
5530	CONCORDE	21	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	1. OG.	links	66.05
5531	CONCORDE	22	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	1. OG.	rechts	80.28
5532	CONCORDE	23	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	1. ZG	links	52.33
5533	CONCORDE	24	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	1. ZG	rechts	68.99
5534	CONCORDE	25	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	2. OG.	links	66.01
5535	CONCORDE	26	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	2. OG.	rechts	80.13
5536	CONCORDE	27	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	2. ZG	links	52.10
5537	CONCORDE	28	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	2. ZG	rechts	68.85
5538	CONCORDE	29	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	3. OG.	links	65.96
5539	CONCORDE	30	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	3. OG.	rechts	80.05
5540	CONCORDE	31	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	3. ZG	links	52.02
5541	CONCORDE	32	65205	Wiesbaden	Mannheimer Straße	3	Wohnung	Wohnung	3. ZG	rechts	68.77
5542	CONCORDE	33	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	EG.	links	66.16
5543	CONCORDE	34	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	EG.	rechts	80.42
5544	CONCORDE	35	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	ZG	links	52.33
5554	CONCORDE	36	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	ZG	rechts	69.13
5556	CONCORDE	37	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	1. OG.	links	66.05
5558	CONCORDE	38	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	1. OG.	rechts	80.28
5561	CONCORDE	39	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	1. ZG	links	52.33
5566	CONCORDE	40	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	1. ZG	rechts	68.99
5573	CONCORDE	41	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	2. OG.	links	66.01
5575	CONCORDE	42	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	2. OG.	rechts	80.13
5578	CONCORDE	43	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	2. ZG	links	52.10
5582	CONCORDE	44	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	2. ZG	rechts	68.85
5587	CONCORDE	45	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	3. OG.	links	65.96
5593	CONCORDE	46	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	3. OG.	rechts	80.05
5597	CONCORDE	47	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	3. ZG	links	52.02
5599	CONCORDE	48	65205	Wiesbaden	Mannheimer Straße	4	Wohnung	Wohnung	3. ZG	rechts	68.77
6098	CONCORDE	01	65205	Wiesbaden	Münchener Straße	1	Wohnung	Wohnung	EG.	links	80.90
6099	CONCORDE	02	65205	Wiesbaden	Münchener Straße	1	Wohnung	Wohnung	EG.	rechts	96.39
6100	CONCORDE	03	65205	Wiesbaden	Münchener Straße	1	Wohnung	Wohnung	1. OG.	links	80.90
6101	CONCORDE	04	65205	Wiesbaden	Münchener Straße	1	Wohnung	Wohnung	1. OG.	rechts	96.39
6102	CONCORDE	05	65205	Wiesbaden	Münchener Straße	1	Wohnung	Wohnung	2. OG.	links	80.90
6103	CONCORDE	06	65205	Wiesbaden	Münchener Straße	1	Wohnung	Wohnung	2. OG.	rechts	96.39
6104	CONCORDE	07	65205	Wiesbaden	Münchener Straße	3	Wohnung	Wohnung	EG.	links	67.99
6105	CONCORDE	08	65205	Wiesbaden	Münchener Straße	3	Wohnung	Wohnung	EG.	rechts	80.90
6106	CONCORDE	09	65205	Wiesbaden	Münchener Straße	3	Wohnung	Wohnung	1. OG.	links	67.99
6107	CONCORDE	10	65205	Wiesbaden	Münchener Straße	3	Wohnung	Wohnung	1. OG.	rechts	80.90
6108	CONCORDE	11	65205	Wiesbaden	Münchener Straße	3	Wohnung	Wohnung	2. OG.	links	67.99
6109	CONCORDE	12	65205	Wiesbaden	Münchener Straße	3	Wohnung	Wohnung	2. OG.	rechts	80.90
6110	CONCORDE	13	65205	Wiesbaden	Münchener Straße	5	Wohnung	Wohnung	EG.	links	53.55
6111	CONCORDE	14	65205	Wiesbaden	Münchener Straße	5	Wohnung	Wohnung	EG.	rechts	67.99
6112	CONCORDE	15	65205	Wiesbaden	Münchener Straße	5	Wohnung	Wohnung	1. OG.	links	53.55
6113	CONCORDE	16	65205	Wiesbaden	Münchener Straße	5	Wohnung	Wohnung	1. OG.	rechts	67.99
6114	CONCORDE	17	65205	Wiesbaden	Münchener Straße	5	Wohnung	Wohnung	2. OG.	links	53.55
6115	CONCORDE	18	65205	Wiesbaden	Münchener Straße	5	Wohnung	Wohnung	2. OG.	rechts	67.99
6116	CONCORDE	01	65205	Wiesbaden	Münchener Straße	7	Wohnung	Wohnung	EG.	links	80.90
6117	CONCORDE	02	65205	Wiesbaden	Münchener Straße	7	Wohnung	Wohnung	EG.	rechts	96.39
6120	CONCORDE	03	65205	Wiesbaden	Münchener Straße	7	Wohnung	Wohnung	1. OG.	links	80.90
6119	CONCORDE	04	65205	Wiesbaden	Münchener Straße	7	Wohnung	Wohnung	1. OG.	rechts	96.39
6118	CONCORDE	05	65205	Wiesbaden	Münchener Straße	7	Wohnung	Wohnung	2. OG.	links	80.90
6121	CONCORDE	06	65205	Wiesbaden	Münchener Straße	7	Wohnung	Wohnung	2. OG.	rechts	96.39
6122	CONCORDE	07	65205	Wiesbaden	Münchener Straße	9	Wohnung	Wohnung	EG.	links	67.99
6123	CONCORDE	08	65205	Wiesbaden	Münchener Straße	9	Wohnung	Wohnung	EG.	rechts	80.90
6124	CONCORDE	09	65205	Wiesbaden	Münchener Straße	9	Wohnung	Wohnung	1. OG.	links	67.99
6125	CONCORDE	10	65205	Wiesbaden	Münchener Straße	9	Wohnung	Wohnung	1. OG.	rechts	80.90
6126	CONCORDE	11	65205	Wiesbaden	Münchener Straße	9	Wohnung	Wohnung	2. OG.	links	67.99
6127	CONCORDE	12	65205	Wiesbaden	Münchener Straße	9	Wohnung	Wohnung	2. OG.	rechts	80.90
6128	CONCORDE	13	65205	Wiesbaden	Münchener Straße	11	Wohnung	Wohnung	EG.	links	53.55
6129	CONCORDE	14	65205	Wiesbaden	Münchener Straße	11	Wohnung	Wohnung	EG.	rechts	67.99
6130	CONCORDE	15	65205	Wiesbaden	Münchener Straße	11	Wohnung	Wohnung	1. OG.	links	53.55
6132	CONCORDE	16	65205	Wiesbaden	Münchener Straße	11	Wohnung	Wohnung	1. OG.	rechts	67.99
6131	CONCORDE	17	65205	Wiesbaden	Münchener Straße	11	Wohnung	Wohnung	2. OG.	links	53.55
6133	CONCORDE	18	65205	Wiesbaden	Münchener Straße	11	Wohnung	Wohnung	2. OG.	rechts	67.99
6134	CONCORDE	19	65205	Wiesbaden	Münchener Straße	13	Wohnung	Wohnung	EG.	links	80.90
6135	CONCORDE	20	65205	Wiesbaden	Münchener Straße	13	Wohnung	Wohnung	EG.	rechts	96.39
6136	CONCORDE	21	65205	Wiesbaden	Münchener Straße	13	Wohnung	Wohnung	1. OG.	links	80.90
6137	CONCORDE	22	65205	Wiesbaden	Münchener Straße	13	Wohnung	Wohnung	1. OG.	rechts	96.39
6138	CONCORDE	23	65205	Wiesbaden	Münchener Straße	13	Wohnung	Wohnung	2. OG.	links	80.90
6139	CONCORDE	24	65205	Wiesbaden	Münchener Straße	13	Wohnung	Wohnung	2. OG.	rechts	96.39
6140	CONCORDE	25	65205	Wiesbaden	Münchener Straße	15	Wohnung	Wohnung	EG.	links	67.99
6141	CONCORDE	26	65205	Wiesbaden	Münchener Straße	15	Wohnung	Wohnung	EG.	rechts	80.90
6142	CONCORDE	27	65205	Wiesbaden	Münchener Straße	15	Wohnung	Wohnung	1. OG.	links	67.99
6143	CONCORDE	28	65205	Wiesbaden	Münchener Straße	15	Wohnung	Wohnung	1. OG.	rechts	80.90
6144	CONCORDE	29	65205	Wiesbaden	Münchener Straße	15	Wohnung	Wohnung	2. OG.	links	67.99
6145	CONCORDE	30	65205	Wiesbaden	Münchener Straße	15	Wohnung	Wohnung	2. OG.	rechts	80.90
6146	CONCORDE	31	65205	Wiesbaden	Münchener Straße	17	Wohnung	Wohnung	EG.	links	53.55
6147	CONCORDE	32	65205	Wiesbaden	Münchener Straße	17	Wohnung	Wohnung	EG.	rechts	67.99
6148	CONCORDE	33	65205	Wiesbaden	Münchener Straße	17	Wohnung	Wohnung	1. OG.	links	53.55
6149	CONCORDE	34	65205	Wiesbaden	Münchener Straße	17	Wohnung	Wohnung	1. OG.	rechts	67.99
6150	CONCORDE	35	65205	Wiesbaden	Münchener Straße	17	Wohnung	Wohnung	2. OG.	links	53.55
6151	CONCORDE	36	65205	Wiesbaden	Münchener Straße	17	Wohnung	Wohnung	2. OG.	rechts	67.99
6152	CONCORDE	37	65205	Wiesbaden	Münchener Straße	19	Wohnung	Wohnung	EG.	links	80.90
6153	CONCORDE	38	65205	Wiesbaden	Münchener Straße	19	Wohnung	Wohnung	EG.	rechts	96.39
6154	CONCORDE	39	65205	Wiesbaden	Münchener Straße	19	Wohnung	Wohnung	1. OG.	links	80.90
6155	CONCORDE	40	65205	Wiesbaden	Münchener Straße	19	Wohnung	Wohnung	1. OG.	rechts	96.39
6156	CONCORDE	41	65205	Wiesbaden	Münchener Straße	19	Wohnung	Wohnung	2. OG.	links	80.90
6157	CONCORDE	42	65205	Wiesbaden	Münchener Straße	19	Wohnung	Wohnung	2. OG.	rechts	96.39
6158	CONCORDE	43	65205	Wiesbaden	Münchener Straße	21	Wohnung	Wohnung	EG.	links	67.99
6159	CONCORDE	44	65205	Wiesbaden	Münchener Straße	21	Wohnung	Wohnung	EG.	rechts	80.90
6160	CONCORDE	45	65205	Wiesbaden	Münchener Straße	21	Wohnung	Wohnung	1. OG.	links	67.99
6161	CONCORDE	46	65205	Wiesbaden	Münchener Straße	21	Wohnung	Wohnung	1. OG.	rechts	80.90
6162	CONCORDE	47	65205	Wiesbaden	Münchener Straße	21	Wohnung	Wohnung	2. OG.	links	67.99
6163	CONCORDE	48	65205	Wiesbaden	Münchener Straße	21	Wohnung	Wohnung	2. OG.	rechts	80.90
6164	CONCORDE	49	65205	Wiesbaden	Münchener Straße	23	Wohnung	Wohnung	EG.	links	53.55
6213	CONCORDE	50	65205	Wiesbaden	Münchener Straße	23	Wohnung	Wohnung	EG.	rechts	67.99
6166	CONCORDE	51	65205	Wiesbaden	Münchener Straße	23	Wohnung	Wohnung	1. OG.	links	53.55
6165	CONCORDE	52	65205	Wiesbaden	Münchener Straße	23	Wohnung	Wohnung	1. OG.	rechts	67.99
6167	CONCORDE	53	65205	Wiesbaden	Münchener Straße	23	Wohnung	Wohnung	2. OG.	links	53.55
6168	CONCORDE	54	65205	Wiesbaden	Münchener Straße	23	Wohnung	Wohnung	2. OG.	rechts	67.99
5301	CONCORDE	01	65205	Wiesbaden	Münchener Straße	25	Wohnung	Wohnung	EG.	links	81.27
5302	CONCORDE	02	65205	Wiesbaden	Münchener Straße	25	Wohnung	Wohnung	EG.	rechts	96.84
5303	CONCORDE	03	65205	Wiesbaden	Münchener Straße	25	Wohnung	Wohnung	1. OG.	links	81.27
5304	CONCORDE	04	65205	Wiesbaden	Münchener Straße	25	Wohnung	Wohnung	1. OG.	rechts	96.84
5305	CONCORDE	05	65205	Wiesbaden	Münchener Straße	25	Wohnung	Wohnung	2. OG.	links	81.27
5306	CONCORDE	06	65205	Wiesbaden	Münchener Straße	25	Wohnung	Wohnung	2. OG.	rechts	96.84

5307	CONCORDE	07	65205	Wiesbaden	Münchener Straße	25	Wohnung	Wohnung	3. OG.	links	81.27
5308	CONCORDE	08	65205	Wiesbaden	Münchener Straße	25	Wohnung	Wohnung	3. OG.	rechts	96.84
5309	CONCORDE	09	65205	Wiesbaden	Münchener Straße	27	Wohnung	Wohnung	EG.	links	68.28
5310	CONCORDE	10	65205	Wiesbaden	Münchener Straße	27	Wohnung	Wohnung	EG.	rechts	81.27
5311	CONCORDE	11	65205	Wiesbaden	Münchener Straße	27	Wohnung	Wohnung	1. OG.	links	68.28
5312	CONCORDE	12	65205	Wiesbaden	Münchener Straße	27	Wohnung	Wohnung	1. OG.	rechts	81.27
5313	CONCORDE	13	65205	Wiesbaden	Münchener Straße	27	Wohnung	Wohnung	2. OG.	links	68.28
5314	CONCORDE	14	65205	Wiesbaden	Münchener Straße	27	Wohnung	Wohnung	2. OG.	rechts	81.27
5315	CONCORDE	15	65205	Wiesbaden	Münchener Straße	27	Wohnung	Wohnung	3. OG.	links	68.28
5316	CONCORDE	16	65205	Wiesbaden	Münchener Straße	27	Wohnung	Wohnung	3. OG.	rechts	81.27
5317	CONCORDE	17	65205	Wiesbaden	Münchener Straße	29	Wohnung	Wohnung	EG.	links	54.29
5318	CONCORDE	18	65205	Wiesbaden	Münchener Straße	29	Wohnung	Wohnung	EG.	rechts	68.28
5319	CONCORDE	19	65205	Wiesbaden	Münchener Straße	29	Wohnung	Wohnung	1. OG.	links	54.29
5320	CONCORDE	20	65205	Wiesbaden	Münchener Straße	29	Wohnung	Wohnung	1. OG.	rechts	68.28
5321	CONCORDE	21	65205	Wiesbaden	Münchener Straße	29	Wohnung	Wohnung	2. OG.	links	54.29
5322	CONCORDE	22	65205	Wiesbaden	Münchener Straße	29	Wohnung	Wohnung	2. OG.	rechts	68.28
5323	CONCORDE	23	65205	Wiesbaden	Münchener Straße	29	Wohnung	Wohnung	3. OG.	links	54.29
5325	CONCORDE	24	65205	Wiesbaden	Münchener Straße	29	Wohnung	Wohnung	3. OG.	rechts	68.28
5163	CONCORDE	01	65205	Wiesbaden	Münchener Straße	31	Wohnung	Wohnung	EG.	links	52.01
5164	CONCORDE	02	65205	Wiesbaden	Münchener Straße	31	Wohnung	Wohnung	EG.	rechts	68.24
5165	CONCORDE	03	65205	Wiesbaden	Münchener Straße	31	Wohnung	Wohnung	1. OG.	links	52.01
5166	CONCORDE	04	65205	Wiesbaden	Münchener Straße	31	Wohnung	Wohnung	1. OG.	rechts	68.24
5167	CONCORDE	05	65205	Wiesbaden	Münchener Straße	31	Wohnung	Wohnung	2. OG.	links	52.01
5168	CONCORDE	06	65205	Wiesbaden	Münchener Straße	31	Wohnung	Wohnung	2. OG.	rechts	68.24
5169	CONCORDE	07	65205	Wiesbaden	Münchener Straße	33	Wohnung	Wohnung	EG.	links	82.11
5170	CONCORDE	08	65205	Wiesbaden	Münchener Straße	33	Wohnung	Wohnung	EG.	rechts	68.25
5171	CONCORDE	09	65205	Wiesbaden	Münchener Straße	33	Wohnung	Wohnung	1. OG.	links	82.11
5172	CONCORDE	10	65205	Wiesbaden	Münchener Straße	33	Wohnung	Wohnung	1. OG.	rechts	68.25
5173	CONCORDE	11	65205	Wiesbaden	Münchener Straße	33	Wohnung	Wohnung	2. OG.	links	82.11
5174	CONCORDE	12	65205	Wiesbaden	Münchener Straße	33	Wohnung	Wohnung	2. OG.	rechts	68.25
5384	CONCORDE	01	65205	Wiesbaden	Münchener Straße	34	Wohnung	Wohnung	EG.	links	53.55
5388	CONCORDE	02	65205	Wiesbaden	Münchener Straße	34	Wohnung	Wohnung	EG.	rechts	67.99
5395	CONCORDE	03	65205	Wiesbaden	Münchener Straße	34	Wohnung	Wohnung	1. OG.	links	53.55
5398	CONCORDE	04	65205	Wiesbaden	Münchener Straße	34	Wohnung	Wohnung	1. OG.	rechts	67.99
5400	CONCORDE	05	65205	Wiesbaden	Münchener Straße	34	Wohnung	Wohnung	2. OG.	links	53.55
5402	CONCORDE	06	65205	Wiesbaden	Münchener Straße	34	Wohnung	Wohnung	2. OG.	rechts	67.99
5403	CONCORDE	07	65205	Wiesbaden	Münchener Straße	34	Wohnung	Wohnung	3. OG.	links	53.55
5404	CONCORDE	08	65205	Wiesbaden	Münchener Straße	34	Wohnung	Wohnung	3. OG.	rechts	67.99
5175	CONCORDE	13	65205	Wiesbaden	Münchener Straße	35	Wohnung	Wohnung	EG.	links	52.01
5176	CONCORDE	14	65205	Wiesbaden	Münchener Straße	35	Wohnung	Wohnung	EG.	rechts	68.24
5177	CONCORDE	15	65205	Wiesbaden	Münchener Straße	35	Wohnung	Wohnung	1. OG.	links	52.01
5178	CONCORDE	16	65205	Wiesbaden	Münchener Straße	35	Wohnung	Wohnung	1. OG.	rechts	68.24
5179	CONCORDE	17	65205	Wiesbaden	Münchener Straße	35	Wohnung	Wohnung	2. OG.	links	52.01
5180	CONCORDE	18	65205	Wiesbaden	Münchener Straße	35	Wohnung	Wohnung	2. OG.	rechts	68.24
5406	CONCORDE	09	65205	Wiesbaden	Münchener Straße	36	Wohnung	Wohnung	EG.	links	80.90
5408	CONCORDE	10	65205	Wiesbaden	Münchener Straße	36	Wohnung	Wohnung	EG.	rechts	67.99
5409	CONCORDE	11	65205	Wiesbaden	Münchener Straße	36	Wohnung	Wohnung	1. OG.	links	80.90
5414	CONCORDE	12	65205	Wiesbaden	Münchener Straße	36	Wohnung	Wohnung	1. OG.	rechts	67.99
5416	CONCORDE	13	65205	Wiesbaden	Münchener Straße	36	Wohnung	Wohnung	2. OG.	links	80.90
5418	CONCORDE	14	65205	Wiesbaden	Münchener Straße	36	Wohnung	Wohnung	2. OG.	rechts	67.99
5420	CONCORDE	15	65205	Wiesbaden	Münchener Straße	36	Wohnung	Wohnung	3. OG.	links	80.90
5421	CONCORDE	16	65205	Wiesbaden	Münchener Straße	36	Wohnung	Wohnung	3. OG.	rechts	67.99
5181	CONCORDE	19	65205	Wiesbaden	Münchener Straße	37	Wohnung	Wohnung	EG.	links	82.11
5182	CONCORDE	20	65205	Wiesbaden	Münchener Straße	37	Wohnung	Wohnung	EG.	rechts	68.25
5183	CONCORDE	21	65205	Wiesbaden	Münchener Straße	37	Wohnung	Wohnung	1. OG.	links	82.11
5184	CONCORDE	22	65205	Wiesbaden	Münchener Straße	37	Wohnung	Wohnung	1. OG.	rechts	68.25
5185	CONCORDE	23	65205	Wiesbaden	Münchener Straße	37	Wohnung	Wohnung	2. OG.	links	82.11
5186	CONCORDE	24	65205	Wiesbaden	Münchener Straße	37	Wohnung	Wohnung	2. OG.	rechts	68.25
5422	CONCORDE	17	65205	Wiesbaden	Münchener Straße	38	Wohnung	Wohnung	EG.	links	96.39
5424	CONCORDE	18	65205	Wiesbaden	Münchener Straße	38	Wohnung	Wohnung	EG.	rechts	80.90
5426	CONCORDE	19	65205	Wiesbaden	Münchener Straße	38	Wohnung	Wohnung	1. OG.	links	96.39
5427	CONCORDE	20	65205	Wiesbaden	Münchener Straße	38	Wohnung	Wohnung	1. OG.	rechts	80.90
5429	CONCORDE	22	65205	Wiesbaden	Münchener Straße	38	Wohnung	Wohnung	2. OG.	rechts	80.90
10107	CONCORDE	45	65205	Wiesbaden	Münchener Straße	38	sonstiges	Keller	KG	rechts außen
5431	CONCORDE	23	65205	Wiesbaden	Münchener Straße	40	Wohnung	Wohnung	EG.	links	53.55
5432	CONCORDE	24	65205	Wiesbaden	Münchener Straße	40	Wohnung	Wohnung	EG.	rechts	67.99
5433	CONCORDE	25	65205	Wiesbaden	Münchener Straße	40	Wohnung	Wohnung	1. OG.	links	53.55
5434	CONCORDE	26	65205	Wiesbaden	Münchener Straße	40	Wohnung	Wohnung	1. OG.	rechts	67.99
5436	CONCORDE	27	65205	Wiesbaden	Münchener Straße	40	Wohnung	Wohnung	2. OG.	links	53.55
5437	CONCORDE	28	65205	Wiesbaden	Münchener Straße	40	Wohnung	Wohnung	2. OG.	rechts	67.99
5475	CONCORDE	29	65205	Wiesbaden	Münchener Straße	42	Wohnung	Wohnung	EG.	links	53.55
5476	CONCORDE	30	65205	Wiesbaden	Münchener Straße	42	Wohnung	Wohnung	EG.	rechts	67.99
5477	CONCORDE	31	65205	Wiesbaden	Münchener Straße	42	Wohnung	Wohnung	1. OG.	links	53.55
5478	CONCORDE	32	65205	Wiesbaden	Münchener Straße	42	Wohnung	Wohnung	1. OG.	rechts	67.99
5479	CONCORDE	33	65205	Wiesbaden	Münchener Straße	42	Wohnung	Wohnung	2. OG.	links	53.55
5480	CONCORDE	34	65205	Wiesbaden	Münchener Straße	42	Wohnung	Wohnung	2. OG.	rechts	67.99
5481	CONCORDE	35	65205	Wiesbaden	Münchener Straße	42	Wohnung	Wohnung	3. OG.	links	53.55
5482	CONCORDE	36	65205	Wiesbaden	Münchener Straße	42	Wohnung	Wohnung	3. OG.	rechts	67.99
5483	CONCORDE	37	65205	Wiesbaden	Münchener Straße	44	Wohnung	Wohnung	EG.	links	80.90
5484	CONCORDE	38	65205	Wiesbaden	Münchener Straße	44	Wohnung	Wohnung	EG.	rechts	67.99
5485	CONCORDE	39	65205	Wiesbaden	Münchener Straße	44	Wohnung	Wohnung	1. OG.	links	80.90
5486	CONCORDE	40	65205	Wiesbaden	Münchener Straße	44	Wohnung	Wohnung	1. OG.	rechts	67.99
5487	CONCORDE	41	65205	Wiesbaden	Münchener Straße	44	Wohnung	Wohnung	2. OG.	links	80.90
5488	CONCORDE	42	65205	Wiesbaden	Münchener Straße	44	Wohnung	Wohnung	2. OG.	rechts	67.99
5489	CONCORDE	43	65205	Wiesbaden	Münchener Straße	44	Wohnung	Wohnung	3. OG.	links	80.90
5490	CONCORDE	44	65205	Wiesbaden	Münchener Straße	44	Wohnung	Wohnung	3. OG.	rechts	67.99
5491	CONCORDE	01	65205	Wiesbaden	Stuttgarter Straße	4	Wohnung	Wohnung	EG.	links	67.99
5492	CONCORDE	02	65205	Wiesbaden	Stuttgarter Straße	4	Wohnung	Wohnung	EG.	rechts	53.55
5493	CONCORDE	03	65205	Wiesbaden	Stuttgarter Straße	4	Wohnung	Wohnung	1. OG.	links	67.99
5494	CONCORDE	04	65205	Wiesbaden	Stuttgarter Straße	4	Wohnung	Wohnung	1. OG.	rechts	53.55
5495	CONCORDE	05	65205	Wiesbaden	Stuttgarter Straße	4	Wohnung	Wohnung	2. OG.	links	67.99
5496	CONCORDE	06	65205	Wiesbaden	Stuttgarter Straße	4	Wohnung	Wohnung	2. OG.	rechts	53.55
5497	CONCORDE	07	65205	Wiesbaden	Stuttgarter Straße	4	Wohnung	Wohnung	3. OG.	links	67.99
5498	CONCORDE	08	65205	Wiesbaden	Stuttgarter Straße	4	Wohnung	Wohnung	3. OG.	rechts	53.55
5499	CONCORDE	09	65205	Wiesbaden	Stuttgarter Straße	6	Wohnung	Wohnung	EG.	links	67.99
5501	CONCORDE	11	65205	Wiesbaden	Stuttgarter Straße	6	Wohnung	Wohnung	1. OG.	links	67.99
5502	CONCORDE	12	65205	Wiesbaden	Stuttgarter Straße	6	Wohnung	Wohnung	1. OG.	rechts	80.90
5503	CONCORDE	13	65205	Wiesbaden	Stuttgarter Straße	6	Wohnung	Wohnung	2. OG.	links	67.99
5504	CONCORDE	14	65205	Wiesbaden	Stuttgarter Straße	6	Wohnung	Wohnung	2. OG.	rechts	80.90
5505	CONCORDE	15	65205	Wiesbaden	Stuttgarter Straße	6	Wohnung	Wohnung	3. OG.	links	67.99
5506	CONCORDE	16	65205	Wiesbaden	Stuttgarter Straße	6	Wohnung	Wohnung	3. OG.	rechts	80.90
5509	CONCORDE	18	65205	Wiesbaden	Stuttgarter Straße	8	Wohnung	Wohnung	EG.	rechts	80.90
5545	CONCORDE	19	65205	Wiesbaden	Stuttgarter Straße	8	Wohnung	Wohnung	1. OG.	links	54.68
5547	CONCORDE	20	65205	Wiesbaden	Stuttgarter Straße	8	Wohnung	Wohnung	1. OG.	rechts	80.90
5548	CONCORDE	21	65205	Wiesbaden	Stuttgarter Straße	8	Wohnung	Wohnung	2. OG.	links	54.68
5551	CONCORDE	23	65205	Wiesbaden	Stuttgarter Straße	8	Wohnung	Wohnung	3. OG.	links	54.68
5553	CONCORDE	24	65205	Wiesbaden	Stuttgarter Straße	8	Wohnung	Wohnung	3. OG.	rechts	80.90
5555	CONCORDE	25	65205	Wiesbaden	Stuttgarter Straße	10	Wohnung	Wohnung	EG.	links	67.99
5557	CONCORDE	26	65205	Wiesbaden	Stuttgarter Straße	10	Wohnung	Wohnung	EG.	rechts	53.55
5559	CONCORDE	27	65205	Wiesbaden	Stuttgarter Straße	10	Wohnung	Wohnung	1. OG.	links	67.99
5560	CONCORDE	28	65205	Wiesbaden	Stuttgarter Straße	10	Wohnung	Wohnung	1. OG.	rechts	53.55
5562	CONCORDE	29	65205	Wiesbaden	Stuttgarter Straße	10	Wohnung	Wohnung	2. OG.	links	67.99
5563	CONCORDE	30	65205	Wiesbaden	Stuttgarter Straße	10	Wohnung	Wohnung	2. OG.	rechts	53.55
5564	CONCORDE	31	65205	Wiesbaden	Stuttgarter Straße	10	Wohnung	Wohnung	3. OG.	links	67.99
5565	CONCORDE	32	65205	Wiesbaden	Stuttgarter Straße	10	Wohnung	Wohnung	3. OG.	rechts	53.55
5570	CONCORDE	33	65205	Wiesbaden	Stuttgarter Straße	12	Wohnung	Wohnung	EG.	links	67.99
5572	CONCORDE	34	65205	Wiesbaden	Stuttgarter Straße	12	Wohnung	Wohnung	EG.	rechts	80.90
5574	CONCORDE	35	65205	Wiesbaden	Stuttgarter Straße	12	Wohnung	Wohnung	1. OG.	links	67.99
5576	CONCORDE	36	65205	Wiesbaden	Stuttgarter Straße	12	Wohnung	Wohnung	1. OG.	rechts	80.90
5577	CONCORDE	37	65205	Wiesbaden	Stuttgarter Straße	12	Wohnung	Wohnung	2. OG.	links	67.99
5579	CONCORDE	38	65205	Wiesbaden	Stuttgarter Straße	12	Wohnung	Wohnung	2. OG.	rechts	80.90
5580	CONCORDE	39	65205	Wiesbaden	Stuttgarter Straße	12	Wohnung	Wohnung	3. OG.	links	67.99
5581	CONCORDE	40	65205	Wiesbaden	Stuttgarter Straße	12	Wohnung	Wohnung	3. OG.	rechts	80.90
5583	CONCORDE	41	65205	Wiesbaden	Stuttgarter Straße	14	Wohnung	Wohnung	EG.	links	54.68
5584	CONCORDE	42	65205	Wiesbaden	Stuttgarter Straße	14	Wohnung	Wohnung	EG.	rechts	80.90
5586	CONCORDE	43	65205	Wiesbaden	Stuttgarter Straße	14	Wohnung	Wohnung	1. OG.	links	54.68
5588	CONCORDE	44	65205	Wiesbaden	Stuttgarter Straße	14	Wohnung	Wohnung	1. OG.	rechts	80.90
5589	CONCORDE	45	65205	Wiesbaden	Stuttgarter Straße	14	Wohnung	Wohnung	2. OG.	links	54.68

5590	CONCORDE	46	65205	Wiesbaden	Stuttgarter Straße	14	Wohnung	Wohnung	2. OG.	rechts	80.90
5592	CONCORDE	47	65205	Wiesbaden	Stuttgarter Straße	14	Wohnung	Wohnung	3. OG.	links	54.68
5594	CONCORDE	48	65205	Wiesbaden	Stuttgarter Straße	14	Wohnung	Wohnung	3. OG.	rechts	80.90
5596	CONCORDE	49	65205	Wiesbaden	Stuttgarter Straße	16	Wohnung	Wohnung	EG.	links	67.99
5598	CONCORDE	50	65205	Wiesbaden	Stuttgarter Straße	16	Wohnung	Wohnung	EG.	rechts	53.55
5600	CONCORDE	51	65205	Wiesbaden	Stuttgarter Straße	16	Wohnung	Wohnung	1. OG.	links	67.99
5601	CONCORDE	52	65205	Wiesbaden	Stuttgarter Straße	16	Wohnung	Wohnung	1. OG.	rechts	53.55
5603	CONCORDE	53	65205	Wiesbaden	Stuttgarter Straße	16	Wohnung	Wohnung	2. OG.	links	67.99
5604	CONCORDE	54	65205	Wiesbaden	Stuttgarter Straße	16	Wohnung	Wohnung	2. OG.	rechts	53.55
5605	CONCORDE	55	65205	Wiesbaden	Stuttgarter Straße	16	Wohnung	Wohnung	3. OG.	links	67.99
5606	CONCORDE	56	65205	Wiesbaden	Stuttgarter Straße	16	Wohnung	Wohnung	3. OG.	rechts	53.55
5607	CONCORDE	57	65205	Wiesbaden	Stuttgarter Straße	18	Wohnung	Wohnung	EG.	links	67.99
5608	CONCORDE	58	65205	Wiesbaden	Stuttgarter Straße	18	Wohnung	Wohnung	EG.	rechts	80.90
5609	CONCORDE	59	65205	Wiesbaden	Stuttgarter Straße	18	Wohnung	Wohnung	1. OG.	links	67.99
5610	CONCORDE	60	65205	Wiesbaden	Stuttgarter Straße	18	Wohnung	Wohnung	1. OG.	rechts	80.90
5611	CONCORDE	61	65205	Wiesbaden	Stuttgarter Straße	18	Wohnung	Wohnung	2. OG.	links	67.99
5613	CONCORDE	62	65205	Wiesbaden	Stuttgarter Straße	18	Wohnung	Wohnung	2. OG.	rechts	80.90
5614	CONCORDE	63	65205	Wiesbaden	Stuttgarter Straße	18	Wohnung	Wohnung	3. OG.	links	67.99
5615	CONCORDE	64	65205	Wiesbaden	Stuttgarter Straße	18	Wohnung	Wohnung	3. OG.	rechts	80.90
5672	CONCORDE	65	65205	Wiesbaden	Stuttgarter Straße	20	Wohnung	Wohnung	EG.	links	54.68
5673	CONCORDE	66	65205	Wiesbaden	Stuttgarter Straße	20	Wohnung	Wohnung	EG.	rechts	80.90
5675	CONCORDE	67	65205	Wiesbaden	Stuttgarter Straße	20	Wohnung	Wohnung	1. OG.	links	54.68
5676	CONCORDE	68	65205	Wiesbaden	Stuttgarter Straße	20	Wohnung	Wohnung	1. OG.	rechts	80.90
5677	CONCORDE	69	65205	Wiesbaden	Stuttgarter Straße	20	Wohnung	Wohnung	2. OG.	links	54.68
5680	CONCORDE	71	65205	Wiesbaden	Stuttgarter Straße	20	Wohnung	Wohnung	3. OG.	links	54.68
5681	CONCORDE	72	65205	Wiesbaden	Stuttgarter Straße	20	Wohnung	Wohnung	3. OG.	rechts	80.90
6179	CONCORDE	01	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6178	CONCORDE	02	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6177	CONCORDE	03	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6176	CONCORDE	04	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6175	CONCORDE	05	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6174	CONCORDE	06	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6173	CONCORDE	07	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6172	CONCORDE	08	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6171	CONCORDE	09	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6170	CONCORDE	10	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6169	CONCORDE	11	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6180	CONCORDE	12	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6181	CONCORDE	13	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6182	CONCORDE	14	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6185	CONCORDE	15	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6186	CONCORDE	16	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6187	CONCORDE	17	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6188	CONCORDE	18	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6189	CONCORDE	19	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6190	CONCORDE	20	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6191	CONCORDE	21	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6192	CONCORDE	22	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6193	CONCORDE	23	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6194	CONCORDE	24	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6196	CONCORDE	25	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6197	CONCORDE	26	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6198	CONCORDE	27	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6199	CONCORDE	28	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6200	CONCORDE	29	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6201	CONCORDE	30	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6202	CONCORDE	31	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
12801	CONCORDE	32	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
12802	CONCORDE	33	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6183	CONCORDE	34	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6184	CONCORDE	35	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
6195	CONCORDE	36	65205	Wiesbaden	Stuttgarter Straße		Stellplatz	Stellplatz
	CONCORDE			Wiesbaden	Kölner Straße	1	sonstiges	Antenne
	CONCORDE			Wiesbaden	Kölner Straße	1	sonstiges	Antenne
39	ELBE	01	22111	Hamburg	Bömelburgweg	6	Wohnung	Wohnung	EG.	links	48.75
9388	ELBE	02	22111	Hamburg	Bömelburgweg	6	Wohnung	Wohnung	EG.	rechts	48.77
9389	ELBE	03	22111	Hamburg	Bömelburgweg	6	Wohnung	Wohnung	1. OG.	links	49.09
9390	ELBE	04	22111	Hamburg	Bömelburgweg	6	Wohnung	Wohnung	1. OG.	rechts	48.95
9391	ELBE	05	22111	Hamburg	Bömelburgweg	6	Wohnung	Wohnung	2. OG.	links	48.83
40	ELBE	06	22111	Hamburg	Bömelburgweg	6	Wohnung	Wohnung	2. OG.	rechts	47.06
9410	ELBE	07	22111	Hamburg	Bömelburgweg	6	Wohnung	Wohnung	3. OG.	links	49.05
9412	ELBE	08	22111	Hamburg	Bömelburgweg	6	Wohnung	Wohnung	3. OG.	rechts	48.53
9515	ELBE	28	22111	Hamburg	Bömelburgweg	6	Garage	Garage
9516	ELBE	29	22111	Hamburg	Bömelburgweg	6	Garage	Garage
9417	ELBE	09	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	EG.	links	51.02
9418	ELBE	10	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	EG.	rechts	50.79
9419	ELBE	11	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	1. OG.	links	50.46
9420	ELBE	12	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	1. OG.	rechts	50.77
9421	ELBE	13	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	2. OG.	links	51.17
9423	ELBE	14	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	2. OG.	rechts	51.40
9425	ELBE	15	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	3. OG.	links	51.03
9427	ELBE	16	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	3. OG.	rechts	49.64
9429	ELBE	17	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	DG.	links	41.76
9431	ELBE	18	22111	Hamburg	Bömelburgweg	8	Wohnung	Wohnung	DG.	rechts	41.76
9433	ELBE	19	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	EG.	links	48.79
9495	ELBE	20	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	EG.	rechts	49.34
9500	ELBE	21	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	1. OG.	links	48.87
9502	ELBE	22	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	1. OG.	rechts	49.34
9506	ELBE	23	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	2. OG.	links	48.75
9508	ELBE	24	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	2. OG.	rechts	49.05
9509	ELBE	25	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	3. OG.	links	48.36
9511	ELBE	26	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	3. OG.	rechts	49.31
9513	ELBE	27	22111	Hamburg	Bömelburgweg	10	Wohnung	Wohnung	DG.	links	41.57
9517	ELBE	30	22111	Hamburg	Bömelburgweg	10	Garage	Garage
9607	ELBE	31	22111	Hamburg	Bömelburgweg	10	Garage	Garage
42	ELBE	01	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	EG.	links	48.77
9518	ELBE	02	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	EG.	rechts	48.85
9519	ELBE	03	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	1. OG.	links	48.61
9520	ELBE	04	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	1. OG.	rechts	48.77
9521	ELBE	05	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	2. OG.	links	49.00
9522	ELBE	06	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	2. OG.	rechts	48.66
9550	ELBE	07	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	3. OG.	links	49.16
9553	ELBE	08	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	3. OG.	rechts	48.72
9555	ELBE	09	22111	Hamburg	Bömelburgweg	12	Wohnung	Wohnung	DG.	rechts	41.57
9589	ELBE	28	22111	Hamburg	Bömelburgweg	12	Garage	Garage
9557	ELBE	10	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	EG.	links	49.72
9561	ELBE	11	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	EG.	rechts	50.71
9562	ELBE	12	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	1. OG.	links	50.29
9564	ELBE	13	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	1. OG.	rechts	49.94
9566	ELBE	14	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	2. OG.	links	51.30
9567	ELBE	15	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	2. OG.	rechts	50.06
9572	ELBE	16	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	3. OG.	links	51.49
9573	ELBE	17	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	3. OG.	rechts	50.12
9575	ELBE	18	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	DG.	links	35.00
9576	ELBE	19	22111	Hamburg	Bömelburgweg	14	Wohnung	Wohnung	DG.	rechts	41.76
9599	ELBE	29	22111	Hamburg	Bömelburgweg	14	Garage	Garage
9577	ELBE	20	22111	Hamburg	Bömelburgweg	16	Wohnung	Wohnung	EG.	links	48.72
9578	ELBE	21	22111	Hamburg	Bömelburgweg	16	Wohnung	Wohnung	EG.	rechts	48.39
9579	ELBE	22	22111	Hamburg	Bömelburgweg	16	Wohnung	Wohnung	1. OG.	links	48.72
9580	ELBE	23	22111	Hamburg	Bömelburgweg	16	Wohnung	Wohnung	1. OG.	rechts	48.39
9581	ELBE	24	22111	Hamburg	Bömelburgweg	16	Wohnung	Wohnung	2. OG.	links	48.85
9583	ELBE	25	22111	Hamburg	Bömelburgweg	16	Wohnung	Wohnung	2. OG.	rechts	49.03
9584	ELBE	26	22111	Hamburg	Bömelburgweg	16	Wohnung	Wohnung	3. OG.	links	49.17
9585	ELBE	27	22111	Hamburg	Bömelburgweg	16	Wohnung	Wohnung	3. OG.	rechts	48.35
9601	ELBE	30	22111	Hamburg	Bömelburgweg	16	Garage	Garage
6274	FABIOLA	01	58513	Lüdenscheid	Elisabethstr.	1	Wohnung	Wohnung	EG.	links	50.50
6293	FABIOLA	03	58513	Lüdenscheid	Elisabethstr.	1	Wohnung	Wohnung	1. OG.	links	50.50
6291	FABIOLA	04	58513	Lüdenscheid	Elisabethstr.	1	Wohnung	Wohnung	1. OG.	rechts	85.00

6294	FABIOLA	05	58513	Lüdenscheid	Elisabethstr.	3	Wohnung	Wohnung	EG.	links	66.50
6295	FABIOLA	06	58513	Lüdenscheid	Elisabethstr.	3	Wohnung	Wohnung	EG.	rechts	66.50
6297	FABIOLA	07	58513	Lüdenscheid	Elisabethstr.	3	Wohnung	Wohnung	1. OG.	links	66.50
6298	FABIOLA	08	58513	Lüdenscheid	Elisabethstr.	3	Wohnung	Wohnung	1. OG.	rechts	66.50
6300	FABIOLA	09	58513	Lüdenscheid	Elisabethstr.	5	Wohnung	Wohnung	EG.	links	66.50
6302	FABIOLA	10	58513	Lüdenscheid	Elisabethstr.	5	Wohnung	Wohnung	EG.	rechts	66.50
6303	FABIOLA	11	58513	Lüdenscheid	Elisabethstr.	5	Wohnung	Wohnung	1. OG.	links	66.50
6304	FABIOLA	12	58513	Lüdenscheid	Elisabethstr.	5	Wohnung	Wohnung	1. OG.	rechts	66.50
6306	FABIOLA	13	58513	Lüdenscheid	Elisabethstr.	7	Wohnung	Wohnung	EG.	links	66.50
6307	FABIOLA	14	58513	Lüdenscheid	Elisabethstr.	7	Wohnung	Wohnung	EG.	rechts	66.50
6309	FABIOLA	15	58513	Lüdenscheid	Elisabethstr.	7	Wohnung	Wohnung	1. OG.	links	66.50
6313	FABIOLA	17	58513	Lüdenscheid	Elisabethstr.	9	Wohnung	Wohnung	EG.	links	50.50
6321	FABIOLA	19	58513	Lüdenscheid	Elisabethstr.	9	Wohnung	Wohnung	1. OG.	links	50.50
6323	FABIOLA	21	58513	Lüdenscheid	Elisabethstr.	9	Wohnung	Wohnung	2. OG.	links	50.50
6324	FABIOLA	22	58513	Lüdenscheid	Elisabethstr.	9	Wohnung	Wohnung	2. OG.	rechts	85.00
6327	FABIOLA	24	58513	Lüdenscheid	Elisabethstr.	11	Wohnung	Wohnung	EG.	rechts	50.50
6328	FABIOLA	25	58513	Lüdenscheid	Elisabethstr.	11	Wohnung	Wohnung	1. OG.	links	85.00
6329	FABIOLA	26	58513	Lüdenscheid	Elisabethstr.	11	Wohnung	Wohnung	1. OG.	rechts	50.50
6330	FABIOLA	27	58513	Lüdenscheid	Elisabethstr.	11	Wohnung	Wohnung	2. OG.	links	85.00
6331	FABIOLA	28	58513	Lüdenscheid	Elisabethstr.	11	Wohnung	Wohnung	2. OG.	rechts	50.50
6450	FABIOLA	02	58513	Lüdenscheid	Fabiolastr.	1	Wohnung	Wohnung	EG.	rechts	66.50
6452	FABIOLA	03	58513	Lüdenscheid	Fabiolastr.	1	Wohnung	Wohnung	1. OG.	links	66.50
6453	FABIOLA	04	58513	Lüdenscheid	Fabiolastr.	1	Wohnung	Wohnung	1. OG.	rechts	66.50
6454	FABIOLA	05	58513	Lüdenscheid	Fabiolastr.	1	Wohnung	Wohnung	2. OG.	links	66.50
6455	FABIOLA	06	58513	Lüdenscheid	Fabiolastr.	1	Wohnung	Wohnung	2. OG.	rechts	66.50
8607	FABIOLA	S15	58513	Lüdenscheid	Fabiolastr.	1	Stellplatz	Stellplatz
8608	FABIOLA	S16	58513	Lüdenscheid	Fabiolastr.	1	Stellplatz	Stellplatz
8609	FABIOLA	S17	58513	Lüdenscheid	Fabiolastr.	1	Stellplatz	Stellplatz
8610	FABIOLA	S18	58513	Lüdenscheid	Fabiolastr.	1	Stellplatz	Stellplatz
8611	FABIOLA	S19	58513	Lüdenscheid	Fabiolastr.	1	Stellplatz	Stellplatz
6440	FABIOLA	07	58513	Lüdenscheid	Fabiolastr.	3	Wohnung	Wohnung	EG.	links	66.50
6442	FABIOLA	08	58513	Lüdenscheid	Fabiolastr.	3	Wohnung	Wohnung	EG.	rechts	66.50
6444	FABIOLA	09	58513	Lüdenscheid	Fabiolastr.	3	Wohnung	Wohnung	1. OG.	links	66.50
6445	FABIOLA	10	58513	Lüdenscheid	Fabiolastr.	3	Wohnung	Wohnung	1. OG.	rechts	66.50
6447	FABIOLA	11	58513	Lüdenscheid	Fabiolastr.	3	Wohnung	Wohnung	2. OG.	links	66.50
6448	FABIOLA	12	58513	Lüdenscheid	Fabiolastr.	3	Wohnung	Wohnung	2. OG.	rechts	66.50
8612	FABIOLA	S20	58513	Lüdenscheid	Fabiolastr.	3	Stellplatz	Stellplatz
8613	FABIOLA	S21	58513	Lüdenscheid	Fabiolastr.	3	Stellplatz	Stellplatz
8614	FABIOLA	S22	58513	Lüdenscheid	Fabiolastr.	3	Stellplatz	Stellplatz
8615	FABIOLA	S23	58513	Lüdenscheid	Fabiolastr.	3	Stellplatz	Stellplatz
8616	FABIOLA	S24	58513	Lüdenscheid	Fabiolastr.	3	Stellplatz	Stellplatz
8617	FABIOLA	S25	58513	Lüdenscheid	Fabiolastr.	3	Stellplatz	Stellplatz
6433	FABIOLA	13	58513	Lüdenscheid	Fabiolastr.	5	Wohnung	Wohnung	EG.	links	66.50
6435	FABIOLA	14	58513	Lüdenscheid	Fabiolastr.	5	Wohnung	Wohnung	EG.	rechts	66.50
6436	FABIOLA	15	58513	Lüdenscheid	Fabiolastr.	5	Wohnung	Wohnung	1. OG.	links	66.50
6437	FABIOLA	16	58513	Lüdenscheid	Fabiolastr.	5	Wohnung	Wohnung	1. OG.	rechts	66.50
6438	FABIOLA	17	58513	Lüdenscheid	Fabiolastr.	5	Wohnung	Wohnung	2. OG.	links	66.50
6439	FABIOLA	18	58513	Lüdenscheid	Fabiolastr.	5	Wohnung	Wohnung	2. OG.	rechts	66.50
8622	FABIOLA	S01	58513	Lüdenscheid	Fabiolastr.	5	Stellplatz	Stellplatz
8623	FABIOLA	S02	58513	Lüdenscheid	Fabiolastr.	5	Stellplatz	Stellplatz
8618	FABIOLA	S26	58513	Lüdenscheid	Fabiolastr.	5	Stellplatz	Stellplatz
8619	FABIOLA	S27	58513	Lüdenscheid	Fabiolastr.	5	Stellplatz	Stellplatz
8620	FABIOLA	S28	58513	Lüdenscheid	Fabiolastr.	5	Stellplatz	Stellplatz
8621	FABIOLA	S29	58513	Lüdenscheid	Fabiolastr.	5	Stellplatz	Stellplatz
6425	FABIOLA	19	58513	Lüdenscheid	Fabiolastr.	7	Wohnung	Wohnung	EG.	links	66.50
6426	FABIOLA	20	58513	Lüdenscheid	Fabiolastr.	7	Wohnung	Wohnung	EG.	rechts	66.50
6428	FABIOLA	21	58513	Lüdenscheid	Fabiolastr.	7	Wohnung	Wohnung	1. OG.	links	66.50
6429	FABIOLA	22	58513	Lüdenscheid	Fabiolastr.	7	Wohnung	Wohnung	1. OG.	rechts	66.50
6430	FABIOLA	23	58513	Lüdenscheid	Fabiolastr.	7	Wohnung	Wohnung	2. OG.	links	66.50
6432	FABIOLA	24	58513	Lüdenscheid	Fabiolastr.	7	Wohnung	Wohnung	2. OG.	rechts	66.50
8624	FABIOLA	S03	58513	Lüdenscheid	Fabiolastr.	7	Stellplatz	Stellplatz
8625	FABIOLA	S04	58513	Lüdenscheid	Fabiolastr.	7	Stellplatz	Stellplatz
8626	FABIOLA	S05	58513	Lüdenscheid	Fabiolastr.	7	Stellplatz	Stellplatz
8627	FABIOLA	S06	58513	Lüdenscheid	Fabiolastr.	7	Stellplatz	Stellplatz
8628	FABIOLA	S07	58513	Lüdenscheid	Fabiolastr.	7	Stellplatz	Stellplatz
8629	FABIOLA	S08	58513	Lüdenscheid	Fabiolastr.	7	Stellplatz	Stellplatz
6417	FABIOLA	25	58513	Lüdenscheid	Fabiolastr.	9	Wohnung	Wohnung	EG.	links	66.50
6419	FABIOLA	26	58513	Lüdenscheid	Fabiolastr.	9	Wohnung	Wohnung	EG.	rechts	66.50
6421	FABIOLA	27	58513	Lüdenscheid	Fabiolastr.	9	Wohnung	Wohnung	1. OG.	links	66.50
6422	FABIOLA	28	58513	Lüdenscheid	Fabiolastr.	9	Wohnung	Wohnung	1. OG.	rechts	66.50
6423	FABIOLA	29	58513	Lüdenscheid	Fabiolastr.	9	Wohnung	Wohnung	2. OG.	links	66.50
6424	FABIOLA	30	58513	Lüdenscheid	Fabiolastr.	9	Wohnung	Wohnung	2. OG.	rechts	66.50
8630	FABIOLA	S09	58513	Lüdenscheid	Fabiolastr.	9	Stellplatz	Stellplatz
8631	FABIOLA	S10	58513	Lüdenscheid	Fabiolastr.	9	Stellplatz	Stellplatz
8632	FABIOLA	S11	58513	Lüdenscheid	Fabiolastr.	9	Stellplatz	Stellplatz
8633	FABIOLA	S12	58513	Lüdenscheid	Fabiolastr.	9	Stellplatz	Stellplatz
8634	FABIOLA	S13	58513	Lüdenscheid	Fabiolastr.	9	Stellplatz	Stellplatz
8640	FABIOLA	S30	58513	Lüdenscheid	Fabiolastr.	9	Stellplatz	Stellplatz
6405	FABIOLA	31	58513	Lüdenscheid	Fabiolastr.	11	Wohnung	Wohnung	EG.	links	66.50
6406	FABIOLA	32	58513	Lüdenscheid	Fabiolastr.	11	Wohnung	Wohnung	EG.	rechts	66.50
6407	FABIOLA	33	58513	Lüdenscheid	Fabiolastr.	11	Wohnung	Wohnung	1. OG.	links	66.50
6408	FABIOLA	34	58513	Lüdenscheid	Fabiolastr.	11	Wohnung	Wohnung	1. OG.	rechts	66.50
6409	FABIOLA	35	58513	Lüdenscheid	Fabiolastr.	11	Wohnung	Wohnung	2. OG.	links	66.50
6410	FABIOLA	36	58513	Lüdenscheid	Fabiolastr.	11	Wohnung	Wohnung	2. OG.	rechts	66.50
8641	FABIOLA	S31	58513	Lüdenscheid	Fabiolastr.	11	Stellplatz	Stellplatz
8642	FABIOLA	S32	58513	Lüdenscheid	Fabiolastr.	11	Stellplatz	Stellplatz
8643	FABIOLA	S33	58513	Lüdenscheid	Fabiolastr.	11	Stellplatz	Stellplatz
8644	FABIOLA	S34	58513	Lüdenscheid	Fabiolastr.	11	Stellplatz	Stellplatz
8645	FABIOLA	S35	58513	Lüdenscheid	Fabiolastr.	11	Stellplatz	Stellplatz
8646	FABIOLA	S36	58513	Lüdenscheid	Fabiolastr.	11	Stellplatz	Stellplatz
6394	FABIOLA	37	58513	Lüdenscheid	Fabiolastr.	13	Wohnung	Wohnung	EG.	links	66.50
6395	FABIOLA	38	58513	Lüdenscheid	Fabiolastr.	13	Wohnung	Wohnung	EG.	rechts	66.50
6400	FABIOLA	39	58513	Lüdenscheid	Fabiolastr.	13	Wohnung	Wohnung	1. OG.	links	66.50
6401	FABIOLA	40	58513	Lüdenscheid	Fabiolastr.	13	Wohnung	Wohnung	1. OG.	rechts	66.50
6402	FABIOLA	41	58513	Lüdenscheid	Fabiolastr.	13	Wohnung	Wohnung	2. OG.	links	66.50
6404	FABIOLA	42	58513	Lüdenscheid	Fabiolastr.	13	Wohnung	Wohnung	2. OG.	rechts	66.50
8647	FABIOLA	S37	58513	Lüdenscheid	Fabiolastr.	13	Stellplatz	Stellplatz
8648	FABIOLA	S38	58513	Lüdenscheid	Fabiolastr.	13	Stellplatz	Stellplatz
8649	FABIOLA	S39	58513	Lüdenscheid	Fabiolastr.	13	Stellplatz	Stellplatz
8650	FABIOLA	S40	58513	Lüdenscheid	Fabiolastr.	13	Stellplatz	Stellplatz
8651	FABIOLA	S41	58513	Lüdenscheid	Fabiolastr.	13	Stellplatz	Stellplatz
8652	FABIOLA	S42	58513	Lüdenscheid	Fabiolastr.	13	Stellplatz	Stellplatz
6387	FABIOLA	43	58513	Lüdenscheid	Fabiolastr.	15	Wohnung	Wohnung	EG.	links	66.50
6389	FABIOLA	45	58513	Lüdenscheid	Fabiolastr.	15	Wohnung	Wohnung	1. OG.	links	66.50
6391	FABIOLA	47	58513	Lüdenscheid	Fabiolastr.	15	Wohnung	Wohnung	2. OG.	links	66.50
6393	FABIOLA	48	58513	Lüdenscheid	Fabiolastr.	15	Wohnung	Wohnung	2. OG.	rechts	66.50
8653	FABIOLA	S43	58513	Lüdenscheid	Fabiolastr.	15	Stellplatz	Stellplatz
8654	FABIOLA	S44	58513	Lüdenscheid	Fabiolastr.	15	Stellplatz	Stellplatz
8655	FABIOLA	S45	58513	Lüdenscheid	Fabiolastr.	15	Stellplatz	Stellplatz
8657	FABIOLA	S47	58513	Lüdenscheid	Fabiolastr.	15	Stellplatz	Stellplatz
8658	FABIOLA	S48	58513	Lüdenscheid	Fabiolastr.	15	Stellplatz	Stellplatz
6379	FABIOLA	49	58513	Lüdenscheid	Fabiolastr.	17	Wohnung	Wohnung	EG.	links	66.50
6380	FABIOLA	50	58513	Lüdenscheid	Fabiolastr.	17	Wohnung	Wohnung	EG.	rechts	66.50
6383	FABIOLA	52	58513	Lüdenscheid	Fabiolastr.	17	Wohnung	Wohnung	1. OG.	rechts	66.50
6384	FABIOLA	53	58513	Lüdenscheid	Fabiolastr.	17	Wohnung	Wohnung	2. OG.	links	66.50
6385	FABIOLA	54	58513	Lüdenscheid	Fabiolastr.	17	Wohnung	Wohnung	2. OG.	rechts	66.50
8659	FABIOLA	S49	58513	Lüdenscheid	Fabiolastr.	17	Stellplatz	Stellplatz
8660	FABIOLA	S50	58513	Lüdenscheid	Fabiolastr.	17	Stellplatz	Stellplatz
8662	FABIOLA	S52	58513	Lüdenscheid	Fabiolastr.	17	Stellplatz	Stellplatz
8663	FABIOLA	S53	58513	Lüdenscheid	Fabiolastr.	17	Stellplatz	Stellplatz
8664	FABIOLA	S54	58513	Lüdenscheid	Fabiolastr.	17	Stellplatz	Stellplatz
6373	FABIOLA	55	58513	Lüdenscheid	Fabiolastr.	19	Wohnung	Wohnung	EG.	links	66.50
6374	FABIOLA	56	58513	Lüdenscheid	Fabiolastr.	19	Wohnung	Wohnung	EG.	rechts	66.50
6376	FABIOLA	58	58513	Lüdenscheid	Fabiolastr.	19	Wohnung	Wohnung	1. OG.	rechts	66.50
6377	FABIOLA	59	58513	Lüdenscheid	Fabiolastr.	19	Wohnung	Wohnung	2. OG.	links	66.50
6378	FABIOLA	60	58513	Lüdenscheid	Fabiolastr.	19	Wohnung	Wohnung	2. OG.	rechts	66.50
8665	FABIOLA	S55	58513	Lüdenscheid	Fabiolastr.	19	Stellplatz	Stellplatz
8666	FABIOLA	S56	58513	Lüdenscheid	Fabiolastr.	19	Stellplatz	Stellplatz

8668	FABIOLA	S58	58513	Lüdenscheid	Fabiolastr.	19	Stellplatz	Stellplatz
8669	FABIOLA	S59	58513	Lüdenscheid	Fabiolastr.	19	Stellplatz	Stellplatz
8670	FABIOLA	S60	58513	Lüdenscheid	Fabiolastr.	19	Stellplatz	Stellplatz
6367	FABIOLA	61	58513	Lüdenscheid	Fabiolastr.	21	Wohnung	Wohnung	EG.	links	66.50
6368	FABIOLA	62	58513	Lüdenscheid	Fabiolastr.	21	Wohnung	Wohnung	EG.	rechts	66.50
6369	FABIOLA	63	58513	Lüdenscheid	Fabiolastr.	21	Wohnung	Wohnung	1. OG.	links	66.50
6370	FABIOLA	64	58513	Lüdenscheid	Fabiolastr.	21	Wohnung	Wohnung	1. OG.	rechts	66.50
6371	FABIOLA	65	58513	Lüdenscheid	Fabiolastr.	21	Wohnung	Wohnung	2. OG.	links	66.50
8671	FABIOLA	S61	58513	Lüdenscheid	Fabiolastr.	21	Stellplatz	Stellplatz
8672	FABIOLA	S62	58513	Lüdenscheid	Fabiolastr.	21	Stellplatz	Stellplatz
8674	FABIOLA	S64	58513	Lüdenscheid	Fabiolastr.	21	Stellplatz	Stellplatz
8675	FABIOLA	S65	58513	Lüdenscheid	Fabiolastr.	21	Stellplatz	Stellplatz
6358	FABIOLA	67	58513	Lüdenscheid	Fabiolastr.	23	Wohnung	Wohnung	EG.	links	66.50
6359	FABIOLA	68	58513	Lüdenscheid	Fabiolastr.	23	Wohnung	Wohnung	EG.	rechts	66.50
6361	FABIOLA	69	58513	Lüdenscheid	Fabiolastr.	23	Wohnung	Wohnung	1. OG.	links	66.50
6362	FABIOLA	70	58513	Lüdenscheid	Fabiolastr.	23	Wohnung	Wohnung	1. OG.	rechts	66.50
6363	FABIOLA	71	58513	Lüdenscheid	Fabiolastr.	23	Wohnung	Wohnung	2. OG.	links	66.50
6365	FABIOLA	72	58513	Lüdenscheid	Fabiolastr.	23	Wohnung	Wohnung	2. OG.	rechts	66.50
8748	FABIOLA	GA 73	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8749	FABIOLA	GA 74	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8750	FABIOLA	GA 75	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8751	FABIOLA	GA 76	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8752	FABIOLA	GA 77	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8753	FABIOLA	GA 78	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8754	FABIOLA	GA 79	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8755	FABIOLA	GA 80	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8756	FABIOLA	GA 81	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8757	FABIOLA	GA 82	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8758	FABIOLA	GA 83	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8759	FABIOLA	GA 84	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8760	FABIOLA	GA 85	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8761	FABIOLA	GA 86	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8762	FABIOLA	GA 87	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8763	FABIOLA	GA 88	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8764	FABIOLA	GA 89	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8765	FABIOLA	GA 90	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8766	FABIOLA	GA 91	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8767	FABIOLA	GA 92	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8768	FABIOLA	GA 93	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8769	FABIOLA	GA 94	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8770	FABIOLA	GA 95	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
8771	FABIOLA	GA 96	58513	Lüdenscheid	Fabiolastraße		Garage	Garage
6333	FABIOLA	01	58513	Lüdenscheid	Nelly-Pütz-Str.	1	Wohnung	Wohnung	EG.	links	50.50
6334	FABIOLA	02	58513	Lüdenscheid	Nelly-Pütz-Str.	1	Wohnung	Wohnung	EG.	rechts	85.00
6335	FABIOLA	03	58513	Lüdenscheid	Nelly-Pütz-Str.	1	Wohnung	Wohnung	1. OG.	links	50.50
6337	FABIOLA	04	58513	Lüdenscheid	Nelly-Pütz-Str.	1	Wohnung	Wohnung	1. OG.	rechts	85.00
6339	FABIOLA	06	58513	Lüdenscheid	Nelly-Pütz-Str.	3	Wohnung	Wohnung	EG.	rechts	66.50
6343	FABIOLA	08	58513	Lüdenscheid	Nelly-Pütz-Str.	3	Wohnung	Wohnung	1. OG.	rechts	66.50
6344	FABIOLA	09	58513	Lüdenscheid	Nelly-Pütz-Str.	5	Wohnung	Wohnung	EG.	links	66.50
6345	FABIOLA	10	58513	Lüdenscheid	Nelly-Pütz-Str.	5	Wohnung	Wohnung	EG.	rechts	66.50
6346	FABIOLA	11	58513	Lüdenscheid	Nelly-Pütz-Str.	5	Wohnung	Wohnung	1. OG.	links	66.50
6347	FABIOLA	12	58513	Lüdenscheid	Nelly-Pütz-Str.	5	Wohnung	Wohnung	1. OG.	rechts	66.50
6348	FABIOLA	13	58513	Lüdenscheid	Nelly-Pütz-Str.	7	Wohnung	Wohnung	EG.	links	50.50
6349	FABIOLA	14	58513	Lüdenscheid	Nelly-Pütz-Str.	7	Wohnung	Wohnung	EG.	rechts	85.00
6350	FABIOLA	15	58513	Lüdenscheid	Nelly-Pütz-Str.	7	Wohnung	Wohnung	1. OG.	links	50.50
6352	FABIOLA	16	58513	Lüdenscheid	Nelly-Pütz-Str.	7	Wohnung	Wohnung	1. OG.	rechts	85.00
6353	FABIOLA	17	58513	Lüdenscheid	Nelly-Pütz-Str.	9	Wohnung	Wohnung	EG.	links	66.50
6354	FABIOLA	18	58513	Lüdenscheid	Nelly-Pütz-Str.	9	Wohnung	Wohnung	EG.	rechts	66.50
6356	FABIOLA	19	58513	Lüdenscheid	Nelly-Pütz-Str.	9	Wohnung	Wohnung	1. OG.	links	66.50
6357	FABIOLA	20	58513	Lüdenscheid	Nelly-Pütz-Str.	9	Wohnung	Wohnung	1. OG.	rechts	66.50
6487	FABIOLA	21	58513	Lüdenscheid	Nelly-Pütz-Str.	11	Wohnung	Wohnung	EG.	links	66.50
6490	FABIOLA	22	58513	Lüdenscheid	Nelly-Pütz-Str.	11	Wohnung	Wohnung	EG.	rechts	66.50
6491	FABIOLA	23	58513	Lüdenscheid	Nelly-Pütz-Str.	11	Wohnung	Wohnung	1. OG.	links	66.50
6492	FABIOLA	24	58513	Lüdenscheid	Nelly-Pütz-Str.	11	Wohnung	Wohnung	1. OG.	rechts	66.50
6494	FABIOLA	26	58513	Lüdenscheid	Nelly-Pütz-Str.	13	Wohnung	Wohnung	EG.	rechts	66.50
6495	FABIOLA	27	58513	Lüdenscheid	Nelly-Pütz-Str.	13	Wohnung	Wohnung	1. OG.	links	66.50
6496	FABIOLA	28	58513	Lüdenscheid	Nelly-Pütz-Str.	13	Wohnung	Wohnung	1. OG.	rechts	66.50
6497	FABIOLA	29	58513	Lüdenscheid	Nelly-Pütz-Str.	15	Wohnung	Wohnung	EG.	links	50.50
6544	FABIOLA	30	58513	Lüdenscheid	Nelly-Pütz-Str.	15	Wohnung	Wohnung	EG.	rechts	85.00
6553	FABIOLA	31	58513	Lüdenscheid	Nelly-Pütz-Str.	15	Wohnung	Wohnung	1. OG.	links	50.50
6585	FABIOLA	32	58513	Lüdenscheid	Nelly-Pütz-Str.	15	Wohnung	Wohnung	1. OG.	rechts	85.00
6589	FABIOLA	34	58513	Lüdenscheid	Nelly-Pütz-Str.	15	Wohnung	Wohnung	2. OG.	rechts	85.00
6591	FABIOLA	35	58513	Lüdenscheid	Nelly-Pütz-Str.	17	Wohnung	Wohnung	EG.	links	85.00
6593	FABIOLA	36	58513	Lüdenscheid	Nelly-Pütz-Str.	17	Wohnung	Wohnung	EG.	rechts	50.50
6599	FABIOLA	38	58513	Lüdenscheid	Nelly-Pütz-Str.	17	Wohnung	Wohnung	1. OG.	rechts	50.50
6601	FABIOLA	39	58513	Lüdenscheid	Nelly-Pütz-Str.	17	Wohnung	Wohnung	2. OG.	links	85.00
6603	FABIOLA	40	58513	Lüdenscheid	Nelly-Pütz-Str.	17	Wohnung	Wohnung	2. OG.	rechts	50.50
8732	FABIOLA	GA 41	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8733	FABIOLA	GA 42	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8734	FABIOLA	GA 43	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8735	FABIOLA	GA 44	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8736	FABIOLA	GA 45	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8737	FABIOLA	GA 46	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8739	FABIOLA	GA 48	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8740	FABIOLA	GA 49	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8741	FABIOLA	GA 50	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8742	FABIOLA	GA 51	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8743	FABIOLA	GA 52	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8744	FABIOLA	GA 53	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8745	FABIOLA	GA 54	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8746	FABIOLA	GA 55	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
8747	FABIOLA	GA 56	58513	Lüdenscheid	Nelly-Pütz-Straße		Garage	Garage
5585	FABIOLA	01	58513	Lüdenscheid	Paolaweg	2	Wohnung	Wohnung	EG.	links	66.50
5591	FABIOLA	02	58513	Lüdenscheid	Paolaweg	2	Wohnung	Wohnung	EG.	rechts	66.50
5616	FABIOLA	03	58513	Lüdenscheid	Paolaweg	2	Wohnung	Wohnung	1. OG.	links	66.50
5595	FABIOLA	04	58513	Lüdenscheid	Paolaweg	2	Wohnung	Wohnung	1. OG.	rechts	66.50
5612	FABIOLA	05	58513	Lüdenscheid	Paolaweg	4	Wohnung	Wohnung	EG.	links	50.50
5617	FABIOLA	06	58513	Lüdenscheid	Paolaweg	4	Wohnung	Wohnung	EG.	rechts	85.00
5618	FABIOLA	07	58513	Lüdenscheid	Paolaweg	4	Wohnung	Wohnung	1. OG.	links	50.50
5619	FABIOLA	08	58513	Lüdenscheid	Paolaweg	4	Wohnung	Wohnung	1. OG.	rechts	85.00
5626	FABIOLA	09	58513	Lüdenscheid	Paolaweg	6	Wohnung	Wohnung	EG.	links	66.50
5627	FABIOLA	10	58513	Lüdenscheid	Paolaweg	6	Wohnung	Wohnung	EG.	rechts	66.50
5638	FABIOLA	11	58513	Lüdenscheid	Paolaweg	6	Wohnung	Wohnung	1. OG.	links	66.50
5639	FABIOLA	12	58513	Lüdenscheid	Paolaweg	6	Wohnung	Wohnung	1. OG.	rechts	66.50
5640	FABIOLA	13	58513	Lüdenscheid	Paolaweg	8	Wohnung	Wohnung	EG.	links	50.50
5643	FABIOLA	14	58513	Lüdenscheid	Paolaweg	8	Wohnung	Wohnung	EG.	rechts	85.00
5647	FABIOLA	15	58513	Lüdenscheid	Paolaweg	8	Wohnung	Wohnung	1. OG.	links	50.50
5650	FABIOLA	16	58513	Lüdenscheid	Paolaweg	8	Wohnung	Wohnung	1. OG.	rechts	85.00
5654	FABIOLA	01	58513	Lüdenscheid	Sauerlandring	12	Wohnung	Wohnung	EG.	links	66.50
5656	FABIOLA	03	58513	Lüdenscheid	Sauerlandring	12	Wohnung	Wohnung	1. OG.	links	66.50
5657	FABIOLA	04	58513	Lüdenscheid	Sauerlandring	12	Wohnung	Wohnung	1. OG.	rechts	66.50
5658	FABIOLA	05	58513	Lüdenscheid	Sauerlandring	12	Wohnung	Wohnung	2. OG.	links	66.50
5659	FABIOLA	06	58513	Lüdenscheid	Sauerlandring	12	Wohnung	Wohnung	2. OG.	rechts	66.50
5699	FABIOLA	30	58513	Lüdenscheid	Sauerlandring	13	Wohnung	Wohnung	EG.	rechts	50.50
5701	FABIOLA	32	58513	Lüdenscheid	Sauerlandring	13	Wohnung	Wohnung	1. OG.	rechts	50.50
6263	FABIOLA	34	58513	Lüdenscheid	Sauerlandring	13	Wohnung	Wohnung	2. OG.	rechts	50.50
5660	FABIOLA	07	58513	Lüdenscheid	Sauerlandring	14	Wohnung	Wohnung	EG.	links	66.50
5661	FABIOLA	08	58513	Lüdenscheid	Sauerlandring	14	Wohnung	Wohnung	EG.	rechts	66.50
5662	FABIOLA	09	58513	Lüdenscheid	Sauerlandring	14	Wohnung	Wohnung	1. OG.	links	66.50
5663	FABIOLA	10	58513	Lüdenscheid	Sauerlandring	14	Wohnung	Wohnung	1. OG.	rechts	66.50
5664	FABIOLA	11	58513	Lüdenscheid	Sauerlandring	14	Wohnung	Wohnung	2. OG.	links	66.50
5665	FABIOLA	12	58513	Lüdenscheid	Sauerlandring	14	Wohnung	Wohnung	2. OG.	rechts	66.50
8676	FABIOLA	S01	58513	Lüdenscheid	Sauerlandring	14	Stellplatz	Stellplatz
8677	FABIOLA	S02	58513	Lüdenscheid	Sauerlandring	14	Stellplatz	Stellplatz
8678	FABIOLA	S03	58513	Lüdenscheid	Sauerlandring	14	Stellplatz	Stellplatz
6265	FABIOLA	35	58513	Lüdenscheid	Sauerlandring	15	Wohnung	Wohnung	EG.	links	50.50
6268	FABIOLA	36	58513	Lüdenscheid	Sauerlandring	15	Wohnung	Wohnung	EG.	rechts	85.00
6269	FABIOLA	37	58513	Lüdenscheid	Sauerlandring	15	Wohnung	Wohnung	1. OG.	links	50.50

6271	FABIOLA	39	58513	Lüdenscheid	Sauerlandring	15	Wohnung	Wohnung	2. OG.	links	50.50
6272	FABIOLA	40	58513	Lüdenscheid	Sauerlandring	15	Wohnung	Wohnung	2. OG.	rechts	85.00
5666	FABIOLA	13	58513	Lüdenscheid	Sauerlandring	16	Wohnung	Wohnung	EG.	links	50.50
5667	FABIOLA	14	58513	Lüdenscheid	Sauerlandring	16	Wohnung	Wohnung	EG.	rechts	85.00
5668	FABIOLA	15	58513	Lüdenscheid	Sauerlandring	16	Wohnung	Wohnung	1. OG.	links	50.50
5669	FABIOLA	16	58513	Lüdenscheid	Sauerlandring	16	Wohnung	Wohnung	1. OG.	rechts	85.00
5670	FABIOLA	17	58513	Lüdenscheid	Sauerlandring	16	Wohnung	Wohnung	2. OG.	links	50.50
5671	FABIOLA	18	58513	Lüdenscheid	Sauerlandring	16	Wohnung	Wohnung	2. OG.	rechts	85.00
8679	FABIOLA	S04	58513	Lüdenscheid	Sauerlandring	16	Stellplatz	Stellplatz
8680	FABIOLA	S05	58513	Lüdenscheid	Sauerlandring	16	Stellplatz	Stellplatz
8681	FABIOLA	S06	58513	Lüdenscheid	Sauerlandring	16	Stellplatz	Stellplatz
8682	FABIOLA	S07	58513	Lüdenscheid	Sauerlandring	16	Stellplatz	Stellplatz
8683	FABIOLA	S08	58513	Lüdenscheid	Sauerlandring	16	Stellplatz	Stellplatz
8684	FABIOLA	S09	58513	Lüdenscheid	Sauerlandring	16	Stellplatz	Stellplatz
6476	FABIOLA	01	58513	Lüdenscheid	Sauerlandring	17	Wohnung	Wohnung	EG.	links	66.50
6477	FABIOLA	02	58513	Lüdenscheid	Sauerlandring	17	Wohnung	Wohnung	EG.	rechts	66.50
6481	FABIOLA	03	58513	Lüdenscheid	Sauerlandring	17	Wohnung	Wohnung	1. OG.	links	66.50
6482	FABIOLA	04	58513	Lüdenscheid	Sauerlandring	17	Wohnung	Wohnung	1. OG.	rechts	66.50
5674	FABIOLA	19	58513	Lüdenscheid	Sauerlandring	18	Wohnung	Wohnung	EG.	links	66.50
5679	FABIOLA	20	58513	Lüdenscheid	Sauerlandring	18	Wohnung	Wohnung	EG.	rechts	66.50
5682	FABIOLA	21	58513	Lüdenscheid	Sauerlandring	18	Wohnung	Wohnung	1. OG.	links	66.50
5683	FABIOLA	22	58513	Lüdenscheid	Sauerlandring	18	Wohnung	Wohnung	1. OG.	rechts	66.50
5684	FABIOLA	23	58513	Lüdenscheid	Sauerlandring	18	Wohnung	Wohnung	2. OG.	links	66.50
5685	FABIOLA	24	58513	Lüdenscheid	Sauerlandring	18	Wohnung	Wohnung	2. OG.	rechts	66.50
8685	FABIOLA	S10	58513	Lüdenscheid	Sauerlandring	18	Stellplatz	Stellplatz
8686	FABIOLA	S11	58513	Lüdenscheid	Sauerlandring	18	Stellplatz	Stellplatz
8687	FABIOLA	S12	58513	Lüdenscheid	Sauerlandring	18	Stellplatz	Stellplatz
8688	FABIOLA	S13	58513	Lüdenscheid	Sauerlandring	18	Stellplatz	Stellplatz
8689	FABIOLA	S14	58513	Lüdenscheid	Sauerlandring	18	Stellplatz	Stellplatz
8690	FABIOLA	S15	58513	Lüdenscheid	Sauerlandring	18	Stellplatz	Stellplatz
6471	FABIOLA	05	58513	Lüdenscheid	Sauerlandring	19	Wohnung	Wohnung	EG.	links	66.50
6472	FABIOLA	06	58513	Lüdenscheid	Sauerlandring	19	Wohnung	Wohnung	EG.	rechts	66.50
6473	FABIOLA	07	58513	Lüdenscheid	Sauerlandring	19	Wohnung	Wohnung	1. OG.	links	66.50
6475	FABIOLA	08	58513	Lüdenscheid	Sauerlandring	19	Wohnung	Wohnung	1. OG.	rechts	66.50
5686	FABIOLA	25	58513	Lüdenscheid	Sauerlandring	20	Wohnung	Wohnung	EG.	links	66.50
5687	FABIOLA	26	58513	Lüdenscheid	Sauerlandring	20	Wohnung	Wohnung	EG.	rechts	66.50
5688	FABIOLA	27	58513	Lüdenscheid	Sauerlandring	20	Wohnung	Wohnung	1. OG.	links	66.50
5689	FABIOLA	28	58513	Lüdenscheid	Sauerlandring	20	Wohnung	Wohnung	1. OG.	rechts	66.50
5690	FABIOLA	29	58513	Lüdenscheid	Sauerlandring	20	Wohnung	Wohnung	2. OG.	links	66.50
5691	FABIOLA	30	58513	Lüdenscheid	Sauerlandring	20	Wohnung	Wohnung	2. OG.	rechts	66.50
8691	FABIOLA	S16	58513	Lüdenscheid	Sauerlandring	20	Stellplatz	Stellplatz
8692	FABIOLA	S17	58513	Lüdenscheid	Sauerlandring	20	Stellplatz	Stellplatz
8693	FABIOLA	S18	58513	Lüdenscheid	Sauerlandring	20	Stellplatz	Stellplatz
6467	FABIOLA	09	58513	Lüdenscheid	Sauerlandring	21	Wohnung	Wohnung	EG.	links	50.50
6468	FABIOLA	10	58513	Lüdenscheid	Sauerlandring	21	Wohnung	Wohnung	EG.	rechts	85.00
6469	FABIOLA	11	58513	Lüdenscheid	Sauerlandring	21	Wohnung	Wohnung	1. OG.	links	50.50
6470	FABIOLA	12	58513	Lüdenscheid	Sauerlandring	21	Wohnung	Wohnung	1. OG.	rechts	85.00
5692	FABIOLA	31	58513	Lüdenscheid	Sauerlandring	22	Wohnung	Wohnung	EG.	links	50.50
5694	FABIOLA	33	58513	Lüdenscheid	Sauerlandring	22	Wohnung	Wohnung	1. OG.	links	50.50
5696	FABIOLA	35	58513	Lüdenscheid	Sauerlandring	22	Wohnung	Wohnung	2. OG.	links	50.50
6461	FABIOLA	13	58513	Lüdenscheid	Sauerlandring	23	Wohnung	Wohnung	EG.	links	85.00
6462	FABIOLA	14	58513	Lüdenscheid	Sauerlandring	23	Wohnung	Wohnung	EG.	rechts	50.50
6463	FABIOLA	15	58513	Lüdenscheid	Sauerlandring	23	Wohnung	Wohnung	1. OG.	links	85.00
6464	FABIOLA	16	58513	Lüdenscheid	Sauerlandring	23	Wohnung	Wohnung	1. OG.	rechts	50.50
6456	FABIOLA	17	58513	Lüdenscheid	Sauerlandring	25	Wohnung	Wohnung	EG.	links	50.50
6458	FABIOLA	18	58513	Lüdenscheid	Sauerlandring	25	Wohnung	Wohnung	EG.	rechts	85.00
6459	FABIOLA	19	58513	Lüdenscheid	Sauerlandring	25	Wohnung	Wohnung	1. OG.	links	50.50
6460	FABIOLA	20	58513	Lüdenscheid	Sauerlandring	25	Wohnung	Wohnung	1. OG.	rechts	85.00
8779	FABIOLA	GA 42	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8778	FABIOLA	GA 43	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8777	FABIOLA	GA 44	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8776	FABIOLA	GA 45	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8774	FABIOLA	GA 47	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8773	FABIOLA	GA 48	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8730	FABIOLA	GA 50	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8729	FABIOLA	GA 51	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8709	FABIOLA	GA 53	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8727	FABIOLA	GA 54	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8725	FABIOLA	GA 55	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8724	FABIOLA	GA 56	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8723	FABIOLA	GA 57	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8722	FABIOLA	GA 58	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8721	FABIOLA	GA 59	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8720	FABIOLA	GA 60	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8719	FABIOLA	GA 61	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8718	FABIOLA	GA 62	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8717	FABIOLA	GA 63	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8715	FABIOLA	GA 65	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8714	FABIOLA	GA 66	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8713	FABIOLA	GA 67	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8712	FABIOLA	GA 69	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8711	FABIOLA	GA 70	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8710	FABIOLA	GA 71	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8728	FABIOLA	GA 72	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8708	FABIOLA	GA 73	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8707	FABIOLA	GA 74	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8706	FABIOLA	GA 75	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8705	FABIOLA	GA 76	58513	Lüdenscheid	Sauerlandring		Garage	Garage
8636	FABIOLA	S02	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
8638	FABIOLA	S04	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
8639	FABIOLA	S05	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
8696	FABIOLA	S07	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
8697	FABIOLA	S09	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
8698	FABIOLA	S10	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
8701	FABIOLA	S12	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
8702	FABIOLA	S14	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
8703	FABIOLA	S15	58513	Lüdenscheid	Sauerlandring		Stellplatz	Stellplatz
193	ICE-AGE	001	95447	Bayreuth	Birkenstraße	11	Wohnung	Wohnung	EG.	links	53.18
194	ICE-AGE	002	95447	Bayreuth	Birkenstraße	11	Wohnung	Wohnung	EG.	rechts	79.71
196	ICE-AGE	004	95447	Bayreuth	Birkenstraße	11	Wohnung	Wohnung	1. OG.	rechts	79.61
300	ICE-AGE	006	95447	Bayreuth	Birkenstraße	11	Wohnung	Wohnung	2. OG.	rechts	79.61
303	ICE-AGE	007	95447	Bayreuth	Birkenstraße	11	Wohnung	Wohnung	3. OG.	links	53.08
304	ICE-AGE	008	95447	Bayreuth	Birkenstraße	11	Wohnung	Wohnung	3. OG.	rechts	79.61
308	ICE-AGE	009	95447	Bayreuth	Birkenstraße	13	Wohnung	Wohnung	EG.	links	67.39
314	ICE-AGE	010	95447	Bayreuth	Birkenstraße	13	Wohnung	Wohnung	EG.	rechts	67.39
315	ICE-AGE	011	95447	Bayreuth	Birkenstraße	13	Wohnung	Wohnung	1. OG.	links	67.29
316	ICE-AGE	012	95447	Bayreuth	Birkenstraße	13	Wohnung	Wohnung	1. OG.	rechts	67.29
317	ICE-AGE	013	95447	Bayreuth	Birkenstraße	13	Wohnung	Wohnung	2. OG.	links	67.29
318	ICE-AGE	014	95447	Bayreuth	Birkenstraße	13	Wohnung	Wohnung	2. OG.	rechts	67.29
319	ICE-AGE	015	95447	Bayreuth	Birkenstraße	13	Wohnung	Wohnung	3. OG.	links	67.29
321	ICE-AGE	016	95447	Bayreuth	Birkenstraße	13	Wohnung	Wohnung	3. OG.	rechts	67.29
1112	ICE-AGE	G120	95447	Bayreuth	Birkenstraße	13	Garage	Garage
1457	ICE-AGE	S02	95447	Bayreuth	Birkenstraße	13	Stellplatz	Stellplatz
1458	ICE-AGE	S03	95447	Bayreuth	Birkenstraße	13	Stellplatz	Stellplatz
1459	ICE-AGE	S04	95447	Bayreuth	Birkenstraße	13	Stellplatz	Stellplatz
322	ICE-AGE	017	95447	Bayreuth	Birkenstraße	15	Wohnung	Wohnung	EG.	links	67.39
323	ICE-AGE	018	95447	Bayreuth	Birkenstraße	15	Wohnung	Wohnung	EG.	rechts	67.39
325	ICE-AGE	020	95447	Bayreuth	Birkenstraße	15	Wohnung	Wohnung	1. OG.	rechts	67.29
328	ICE-AGE	023	95447	Bayreuth	Birkenstraße	15	Wohnung	Wohnung	3. OG.	links	67.29
329	ICE-AGE	024	95447	Bayreuth	Birkenstraße	15	Wohnung	Wohnung	3. OG.	rechts	67.29
1040	ICE-AGE	G104	95447	Bayreuth	Birkenstraße	15	Garage	Garage
1049	ICE-AGE	G107	95447	Bayreuth	Birkenstraße	15	Garage	Garage
1056	ICE-AGE	G108	95447	Bayreuth	Birkenstraße	15	Garage	Garage
1114	ICE-AGE	G122	95447	Bayreuth	Birkenstraße	15	Garage	Garage
330	ICE-AGE	025	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	EG.	links	79.45
331	ICE-AGE	026	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	EG.	mitte	50.67
507	ICE-AGE	027	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	EG.	rechts	64.34
516	ICE-AGE	029	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	1. OG.	mitte	50.67

540	ICE-AGE	031	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	2. OG.	links	79.45
546	ICE-AGE	033	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	2. OG.	rechts	64.34
547	ICE-AGE	034	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	3. OG.	links	79.45
549	ICE-AGE	036	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	3. OG.	rechts	64.34
558	ICE-AGE	037	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	4. OG.	links	79.45
614	ICE-AGE	038	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	4. OG.	mitte	50.67
615	ICE-AGE	039	95447	Bayreuth	Birkenstraße	17	Wohnung	Wohnung	4. OG.	rechts	64.34
1111	ICE-AGE	G119	95447	Bayreuth	Birkenstraße	17	Garage	Garage
1115	ICE-AGE	G123	95447	Bayreuth	Birkenstraße	17	Garage	Garage
1106	ICE-AGE	G114	95447	Bayreuth	Birkenstraße		Garage	Garage
1030	ICE-AGE	G095	95447	Bayreuth	Eichendorffring	110	Garage	Garage
616	ICE-AGE	040	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	EG.	links	79.45
617	ICE-AGE	041	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	EG.	mitte	50.67
619	ICE-AGE	043	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	1. OG.	links	79.45
621	ICE-AGE	045	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	1. OG.	rechts	64.34
622	ICE-AGE	046	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	2. OG.	links	79.45
653	ICE-AGE	049	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	3. OG.	links	79.45
724	ICE-AGE	052	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	4. OG.	links	79.45
725	ICE-AGE	053	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	4. OG.	mitte	50.67
728	ICE-AGE	054	95447	Bayreuth	Eichendorffring	112	Wohnung	Wohnung	4. OG.	rechts	64.34
1036	ICE-AGE	G100	95447	Bayreuth	Eichendorffring	112	Garage	Garage
1102	ICE-AGE	G110	95447	Bayreuth	Eichendorffring	112	Garage	Garage
1103	ICE-AGE	G111	95447	Bayreuth	Eichendorffring	112	Garage	Garage
1104	ICE-AGE	G112	95447	Bayreuth	Eichendorffring	112	Garage	Garage
1029	ICE-AGE	Gew094	95447	Bayreuth	Eichendorffring	114	Gewerbe	Laden	EG.	links		221.60
751	ICE-AGE	057	95447	Bayreuth	Eichendorffring	120	Wohnung	Wohnung	1. OG.	links	67.29
755	ICE-AGE	058	95447	Bayreuth	Eichendorffring	120	Wohnung	Wohnung	1. OG.	rechts	67.29
760	ICE-AGE	059	95447	Bayreuth	Eichendorffring	120	Wohnung	Wohnung	2. OG.	links	67.29
762	ICE-AGE	060	95447	Bayreuth	Eichendorffring	120	Wohnung	Wohnung	2. OG.	rechts	67.29
763	ICE-AGE	061	95447	Bayreuth	Eichendorffring	120	Wohnung	Wohnung	3. OG.	links	67.29
764	ICE-AGE	062	95447	Bayreuth	Eichendorffring	120	Wohnung	Wohnung	3. OG.	rechts	67.29
1033	ICE-AGE	G097	95447	Bayreuth	Eichendorffring	120	Garage	Garage
1101	ICE-AGE	G109	95447	Bayreuth	Eichendorffring	120	Garage	Garage
1108	ICE-AGE	G116	95447	Bayreuth	Eichendorffring	120	Garage	Garage
765	ICE-AGE	063	95447	Bayreuth	Eichendorffring	122	Wohnung	Wohnung	EG.	links	67.39
933	ICE-AGE	064	95447	Bayreuth	Eichendorffring	122	Wohnung	Wohnung	EG.	rechts	67.39
935	ICE-AGE	065	95447	Bayreuth	Eichendorffring	122	Wohnung	Wohnung	1. OG.	links	67.29
943	ICE-AGE	066	95447	Bayreuth	Eichendorffring	122	Wohnung	Wohnung	1. OG.	rechts	67.29
950	ICE-AGE	067	95447	Bayreuth	Eichendorffring	122	Wohnung	Wohnung	2. OG.	links	67.29
957	ICE-AGE	068	95447	Bayreuth	Eichendorffring	122	Wohnung	Wohnung	2. OG.	rechts	67.29
970	ICE-AGE	069	95447	Bayreuth	Eichendorffring	122	Wohnung	Wohnung	3. OG.	links	67.29
985	ICE-AGE	070	95447	Bayreuth	Eichendorffring	122	Wohnung	Wohnung	3. OG.	rechts	67.29
1117	ICE-AGE	G125	95447	Bayreuth	Eichendorffring	122	Garage	Garage
986	ICE-AGE	071	95447	Bayreuth	Eichendorffring	124	Wohnung	Wohnung	EG.	links	53.18
987	ICE-AGE	072	95447	Bayreuth	Eichendorffring	124	Wohnung	Wohnung	EG.	rechts	79.71
988	ICE-AGE	073	95447	Bayreuth	Eichendorffring	124	Wohnung	Wohnung	1. OG.	links	53.08
989	ICE-AGE	074	95447	Bayreuth	Eichendorffring	124	Wohnung	Wohnung	1. OG.	rechts	79.61
990	ICE-AGE	075	95447	Bayreuth	Eichendorffring	124	Wohnung	Wohnung	2. OG.	links	53.08
991	ICE-AGE	076	95447	Bayreuth	Eichendorffring	124	Wohnung	Wohnung	2. OG.	rechts	79.61
992	ICE-AGE	077	95447	Bayreuth	Eichendorffring	124	Wohnung	Wohnung	3. OG.	links	53.08
993	ICE-AGE	078	95447	Bayreuth	Eichendorffring	124	Wohnung	Wohnung	3. OG.	rechts	79.61
1031	ICE-AGE	G096	95447	Bayreuth	Eichendorffring	124	Garage	Garage
1039	ICE-AGE	G103	95447	Bayreuth	Eichendorffring	124	Garage	Garage
1113	ICE-AGE	G121	95447	Bayreuth	Eichendorffring	124	Garage	Garage
994	ICE-AGE	079	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	EG.	links	79.45
995	ICE-AGE	080	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	EG.	mitte	49.64
997	ICE-AGE	082	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	1. OG.	links	79.45
998	ICE-AGE	083	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	1. OG.	mitte	49.64
999	ICE-AGE	084	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	1. OG.	rechts	64.34
1000	ICE-AGE	085	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	2. OG.	links	79.45
1001	ICE-AGE	086	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	2. OG.	mitte	49.64
1006	ICE-AGE	089	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	3. OG.	mitte	49.64
1007	ICE-AGE	090	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	3. OG.	rechts	64.34
1008	ICE-AGE	091	95447	Bayreuth	Eichendorffring	126	Wohnung	Wohnung	4. OG.	links	79.45
1037	ICE-AGE	G101	95447	Bayreuth	Eichendorffring	126	Garage	Garage
1107	ICE-AGE	G115	95447	Bayreuth	Eichendorffring	126	Garage	Garage
1116	ICE-AGE	G124	95447	Bayreuth	Eichendorffring	126	Garage	Garage
1109	ICE-AGE	G117	95447	Bayreuth	Eichendorffring		Garage	Garage
1110	ICE-AGE	G118	95447	Bayreuth	Eichendorffring		Garage	Garage
6943	ICE-AGE	01	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	1. UG.	links	46.80
6944	ICE-AGE	02	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	1. UG.	mitte	62.20
6945	ICE-AGE	03	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	1. UG.	rechts	46.30
6946	ICE-AGE	04	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	EG.	links	98.20
6947	ICE-AGE	05	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	EG.	mitte	62.20
6948	ICE-AGE	06	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	EG.	rechts	95.50
6949	ICE-AGE	07	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	1. OG.	links	98.20
6950	ICE-AGE	08	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	1. OG.	mitte	62.20
6953	ICE-AGE	11	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	2. OG.	mitte	62.20
6954	ICE-AGE	12	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	2. OG.	rechts	95.50
6956	ICE-AGE	14	44269	Dortmund	Bergmeisterstraße	15 a	Wohnung	Wohnung	3. OG.	mitte	62.20
6965	ICE-AGE	19	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	1. UG.	links	46.80
6968	ICE-AGE	21	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	1. UG.	rechts	46.30
6971	ICE-AGE	22	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	EG.	links	95.50
6973	ICE-AGE	23	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	EG.	mitte	62.20
6983	ICE-AGE	26	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	1. OG.	mitte	62.20
6989	ICE-AGE	28	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	2. OG.	links	95.50
6993	ICE-AGE	29	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	2. OG.	mitte	62.20
6998	ICE-AGE	31	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	3. OG.	links	95.50
7000	ICE-AGE	32	44269	Dortmund	Bergmeisterstraße	15 b	Wohnung	Wohnung	3. OG.	mitte	62.20
7012	ICE-AGE	P01	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7014	ICE-AGE	P02	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7016	ICE-AGE	P03	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7017	ICE-AGE	P04	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7029	ICE-AGE	P05	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7030	ICE-AGE	P06	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7031	ICE-AGE	P07	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7032	ICE-AGE	P08	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7035	ICE-AGE	P11	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7036	ICE-AGE	P12	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7038	ICE-AGE	P14	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7043	ICE-AGE	P19	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7044	ICE-AGE	P20	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7046	ICE-AGE	P21	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7047	ICE-AGE	P22	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7049	ICE-AGE	P23	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7053	ICE-AGE	P26	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7056	ICE-AGE	P28	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7057	ICE-AGE	P29	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7060	ICE-AGE	P31	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
7061	ICE-AGE	P32	44269	Dortmund	Bergmeisterstraße		Stellplatz	Stellplatz
4	ICE-AGE	02	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	EG.	rechts	66.15
6	ICE-AGE	03	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	ZG	links	68.96
7	ICE-AGE	04	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	ZG	rechts	52.32
36	ICE-AGE	06	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	1. OG.	rechts	66.15
11	ICE-AGE	08	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	1. ZG	rechts	52.32
12	ICE-AGE	09	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	2. OG.	links	80.30
13	ICE-AGE	10	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	2. OG.	rechts	66.15
14	ICE-AGE	11	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	2. ZG	links	68.96
8569	ICE-AGE	13	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	3. OG.	links	80.30
18	ICE-AGE	15	63329	Egelsbach	Frankfurter Straße	1	Wohnung	Wohnung	3. ZG	links	68.96
8570	ICE-AGE	18	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	EG.	rechts	66.15
22	ICE-AGE	19	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	ZG	links	68.96
23	ICE-AGE	20	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	ZG	rechts	52.32
24	ICE-AGE	21	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	1. OG.	links	80.30
26	ICE-AGE	23	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	1. ZG	links	68.96
27	ICE-AGE	24	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	1. ZG	rechts	52.32
31	ICE-AGE	28	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	2. ZG	rechts	52.32
32	ICE-AGE	29	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	3. OG.	links	80.30

33	ICE-AGE	30	63329	Egelsbach	Frankfurter Straße	5	Wohnung	Wohnung	3. OG.	rechts	66.15
339	ICE-AGE	01	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	EG.	links	80.30
341	ICE-AGE	03	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	ZG	links	68.96
343	ICE-AGE	04	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	ZG	rechts	52.32
342	ICE-AGE	05	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	1. OG.	links	80.30
346	ICE-AGE	08	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	1. ZG	rechts	52.32
347	ICE-AGE	09	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	2. OG.	links	80.30
349	ICE-AGE	11	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	2. ZG	links	68.96
350	ICE-AGE	12	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	2. ZG	rechts	52.32
351	ICE-AGE	13	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	3. OG.	links	80.30
352	ICE-AGE	14	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	3. OG.	rechts	66.15
354	ICE-AGE	16	63329	Egelsbach	Frankfurter Straße	9	Wohnung	Wohnung	3. ZG	rechts	52.32
355	ICE-AGE	01	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	EG.	links	64.43
356	ICE-AGE	02	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	EG.	rechts	71.59
357	ICE-AGE	03	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	ZG	links	88.48
358	ICE-AGE	04	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	ZG	rechts	53.65
359	ICE-AGE	05	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	1. OG.	links	64.43
360	ICE-AGE	06	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	1. OG.	rechts	71.59
361	ICE-AGE	07	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	1. ZG	links	88.48
362	ICE-AGE	08	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	1. ZG	rechts	53.65
365	ICE-AGE	09	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	2. OG.	links	64.43
367	ICE-AGE	10	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	2. OG.	rechts	71.59
369	ICE-AGE	11	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	2. ZG	links	88.48
371	ICE-AGE	12	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	2. ZG	rechts	53.65
396	ICE-AGE	16	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	3. ZG	rechts	53.65
400	ICE-AGE	18	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	4. OG.	rechts	71.59
402	ICE-AGE	19	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	4. ZG	links	88.48
404	ICE-AGE	20	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	4. ZG	rechts	53.65
409	ICE-AGE	21	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	5. OG.	links	64.43
413	ICE-AGE	22	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	5. OG.	rechts	71.59
415	ICE-AGE	23	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	5. ZG	links	88.48
417	ICE-AGE	24	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	5. ZG	rechts	53.65
420	ICE-AGE	25	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	6. OG.	links	64.43
428	ICE-AGE	27	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	6. ZG	links	88.48
430	ICE-AGE	28	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	6. ZG	rechts	53.65
445	ICE-AGE	30	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	7. OG.	rechts	71.59
446	ICE-AGE	31	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	7. ZG	links	88.48
447	ICE-AGE	32	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	7. ZG	rechts	53.65
449	ICE-AGE	33	63329	Egelsbach	Frankfurter Straße	13	Wohnung	Wohnung	8. OG.	links	64.43
8443	ICE-AGE	02	60439	Frankfurt am Main	Oswaltstr.	12	Wohnung	Wohnung	EG.	rechts	69.09
8445	ICE-AGE	04	60439	Frankfurt am Main	Oswaltstr.	12	Wohnung	Wohnung	1. OG.	rechts	69.02
8452	ICE-AGE	05	60439	Frankfurt am Main	Oswaltstr.	12	Wohnung	Wohnung	2. OG.	links	90.34
8453	ICE-AGE	06	60439	Frankfurt am Main	Oswaltstr.	12	Wohnung	Wohnung	2. OG.	rechts	69.02
8454	ICE-AGE	07	60439	Frankfurt am Main	Oswaltstr.	12	Wohnung	Wohnung	3. OG.	links	90.34
8455	ICE-AGE	08	60439	Frankfurt am Main	Oswaltstr.	12	Wohnung	Wohnung	3. OG.	rechts	69.02
8457	ICE-AGE	10	60439	Frankfurt am Main	Oswaltstr.	12	Wohnung	Wohnung	4. OG.	rechts	69.02
8459	ICE-AGE	12	60439	Frankfurt am Main	Oswaltstr.	12	Wohnung	Wohnung	5. OG.	rechts	69.02
247	ICE-AGE	51	58093	Hagen	Hassleyer Str.	46	Wohnung	Wohnung	1. OG.	links	65.50
248	ICE-AGE	52	58093	Hagen	Hassleyer Str.	46	Wohnung	Wohnung	1. OG.	rechts	66.08
250	ICE-AGE	54	58093	Hagen	Hassleyer Str.	46	Wohnung	Wohnung	2. OG.	rechts	66.08
251	ICE-AGE	55	58093	Hagen	Hassleyer Str.	48	Wohnung	Wohnung	EG.	links	65.50
253	ICE-AGE	57	58093	Hagen	Hassleyer Str.	48	Wohnung	Wohnung	1. OG.	links	65.50
254	ICE-AGE	58	58093	Hagen	Hassleyer Str.	48	Wohnung	Wohnung	1. OG.	rechts	66.08
255	ICE-AGE	59	58093	Hagen	Hassleyer Str.	48	Wohnung	Wohnung	2. OG.	links	65.50
256	ICE-AGE	60	58093	Hagen	Hassleyer Str.	48	Wohnung	Wohnung	2. OG.	rechts	66.08
257	ICE-AGE	61	58093	Hagen	Hassleyer Str.	50	Wohnung	Wohnung	EG.	links	86.28
259	ICE-AGE	63	58093	Hagen	Hassleyer Str.	50	Wohnung	Wohnung	1. OG.	links	86.28
262	ICE-AGE	66	58093	Hagen	Hassleyer Str.	50	Wohnung	Wohnung	2. OG.	rechts	60.87
197	ICE-AGE	01	58093	Hagen	Karl-Ernst-Osthausstr.	61	Wohnung	Wohnung	EG.	links	86.26
198	ICE-AGE	02	58093	Hagen	Karl-Ernst-Osthausstr.	61	Wohnung	Wohnung	EG.	rechts	60.87
199	ICE-AGE	03	58093	Hagen	Karl-Ernst-Osthausstr.	61	Wohnung	Wohnung	1. OG.	links	86.28
200	ICE-AGE	04	58093	Hagen	Karl-Ernst-Osthausstr.	61	Wohnung	Wohnung	1. OG.	rechts	60.87
201	ICE-AGE	05	58093	Hagen	Karl-Ernst-Osthausstr.	61	Wohnung	Wohnung	2. OG.	links	86.28
202	ICE-AGE	06	58093	Hagen	Karl-Ernst-Osthausstr.	61	Wohnung	Wohnung	2. OG.	rechts	60.87
204	ICE-AGE	08	58093	Hagen	Karl-Ernst-Osthausstr.	63	Wohnung	Wohnung	EG.	rechts	66.08
205	ICE-AGE	09	58093	Hagen	Karl-Ernst-Osthausstr.	63	Wohnung	Wohnung	1. OG.	links	65.50
206	ICE-AGE	10	58093	Hagen	Karl-Ernst-Osthausstr.	63	Wohnung	Wohnung	1. OG.	rechts	66.08
207	ICE-AGE	11	58093	Hagen	Karl-Ernst-Osthausstr.	63	Wohnung	Wohnung	2. OG.	links	65.50
208	ICE-AGE	12	58093	Hagen	Karl-Ernst-Osthausstr.	63	Wohnung	Wohnung	2. OG.	rechts	66.08
210	ICE-AGE	14	58093	Hagen	Karl-Ernst-Osthausstr.	65	Wohnung	Wohnung	EG.	rechts	60.87
211	ICE-AGE	15	58093	Hagen	Karl-Ernst-Osthausstr.	65	Wohnung	Wohnung	1. OG.	links	86.28
212	ICE-AGE	16	58093	Hagen	Karl-Ernst-Osthausstr.	65	Wohnung	Wohnung	1. OG.	rechts	60.87
213	ICE-AGE	17	58093	Hagen	Karl-Ernst-Osthausstr.	65	Wohnung	Wohnung	2. OG.	links	86.28
214	ICE-AGE	18	58093	Hagen	Karl-Ernst-Osthausstr.	65	Wohnung	Wohnung	2. OG.	rechts	60.87
216	ICE-AGE	20	58093	Hagen	Karl-Ernst-Osthausstr.	67	Wohnung	Wohnung	EG.	rechts	66.08
217	ICE-AGE	21	58093	Hagen	Karl-Ernst-Osthausstr.	67	Wohnung	Wohnung	1. OG.	links	65.50
218	ICE-AGE	22	58093	Hagen	Karl-Ernst-Osthausstr.	67	Wohnung	Wohnung	1. OG.	rechts	66.08
219	ICE-AGE	23	58093	Hagen	Karl-Ernst-Osthausstr.	67	Wohnung	Wohnung	2. OG.	links	65.50
220	ICE-AGE	24	58093	Hagen	Karl-Ernst-Osthausstr.	67	Wohnung	Wohnung	2. OG.	rechts	66.08
263	ICE-AGE	01	58093	Hagen	Karl-Ernst-Osthausstr.	68	Wohnung	Wohnung	EG.	links	61.01
265	ICE-AGE	03	58093	Hagen	Karl-Ernst-Osthausstr.	68	Wohnung	Wohnung	1. OG.	links	61.01
266	ICE-AGE	04	58093	Hagen	Karl-Ernst-Osthausstr.	68	Wohnung	Wohnung	1. OG.	rechts	83.20
267	ICE-AGE	05	58093	Hagen	Karl-Ernst-Osthausstr.	68	Wohnung	Wohnung	2. OG.	links	61.01
268	ICE-AGE	06	58093	Hagen	Karl-Ernst-Osthausstr.	68	Wohnung	Wohnung	2. OG.	rechts	83.20
269	ICE-AGE	07	58093	Hagen	Karl-Ernst-Osthausstr.	68	Wohnung	Wohnung	3. OG.	links	61.01
270	ICE-AGE	08	58093	Hagen	Karl-Ernst-Osthausstr.	68	Wohnung	Wohnung	3. OG.	rechts	83.20
221	ICE-AGE	25	58093	Hagen	Karl-Ernst-Osthausstr.	69	Wohnung	Wohnung	EG.	links	65.50
223	ICE-AGE	27	58093	Hagen	Karl-Ernst-Osthausstr.	69	Wohnung	Wohnung	1. OG.	links	65.50
224	ICE-AGE	28	58093	Hagen	Karl-Ernst-Osthausstr.	69	Wohnung	Wohnung	1. OG.	rechts	66.08
226	ICE-AGE	30	58093	Hagen	Karl-Ernst-Osthausstr.	69	Wohnung	Wohnung	2. OG.	rechts	66.08
271	ICE-AGE	09	58093	Hagen	Karl-Ernst-Osthausstr.	70	Wohnung	Wohnung	EG.	links	61.69
272	ICE-AGE	10	58093	Hagen	Karl-Ernst-Osthausstr.	70	Wohnung	Wohnung	EG.	rechts	57.17
273	ICE-AGE	11	58093	Hagen	Karl-Ernst-Osthausstr.	70	Wohnung	Wohnung	1. OG.	links	61.69
274	ICE-AGE	12	58093	Hagen	Karl-Ernst-Osthausstr.	70	Wohnung	Wohnung	1. OG.	rechts	57.17
275	ICE-AGE	13	58093	Hagen	Karl-Ernst-Osthausstr.	70	Wohnung	Wohnung	2. OG.	links	61.69
276	ICE-AGE	14	58093	Hagen	Karl-Ernst-Osthausstr.	70	Wohnung	Wohnung	2. OG.	rechts	57.17
277	ICE-AGE	15	58093	Hagen	Karl-Ernst-Osthausstr.	70	Wohnung	Wohnung	3. OG.	links	61.69
278	ICE-AGE	16	58093	Hagen	Karl-Ernst-Osthausstr.	70	Wohnung	Wohnung	3. OG.	rechts	57.17
227	ICE-AGE	31	58093	Hagen	Karl-Ernst-Osthausstr.	71	Wohnung	Wohnung	EG.	links	86.28
228	ICE-AGE	32	58093	Hagen	Karl-Ernst-Osthausstr.	71	Wohnung	Wohnung	EG.	rechts	60.87
230	ICE-AGE	34	58093	Hagen	Karl-Ernst-Osthausstr.	71	Wohnung	Wohnung	1. OG.	rechts	60.87
232	ICE-AGE	36	58093	Hagen	Karl-Ernst-Osthausstr.	71	Wohnung	Wohnung	2. OG.	rechts	60.87
233	ICE-AGE	37	58093	Hagen	Karl-Ernst-Osthausstr.	73	Wohnung	Wohnung	EG.	links	65.50
235	ICE-AGE	39	58093	Hagen	Karl-Ernst-Osthausstr.	73	Wohnung	Wohnung	1. OG.	links	65.50
236	ICE-AGE	40	58093	Hagen	Karl-Ernst-Osthausstr.	73	Wohnung	Wohnung	1. OG.	rechts	66.08
237	ICE-AGE	41	58093	Hagen	Karl-Ernst-Osthausstr.	73	Wohnung	Wohnung	2. OG.	links	65.50
239	ICE-AGE	43	58093	Hagen	Karl-Ernst-Osthausstr.	75	Wohnung	Wohnung	EG.	links	65.50
240	ICE-AGE	44	58093	Hagen	Karl-Ernst-Osthausstr.	75	Wohnung	Wohnung	EG.	rechts	66.08
242	ICE-AGE	46	58093	Hagen	Karl-Ernst-Osthausstr.	75	Wohnung	Wohnung	1. OG.	rechts	66.08
243	ICE-AGE	47	58093	Hagen	Karl-Ernst-Osthausstr.	75	Wohnung	Wohnung	2. OG.	links	65.50
244	ICE-AGE	48	58093	Hagen	Karl-Ernst-Osthausstr.	75	Wohnung	Wohnung	2. OG.	rechts	66.08
388	ICE-AGE	41	58093	Hagen	Karl-Ernst-Osthausstr.	78	Wohnung	Wohnung	EG.	links	83.20
393	ICE-AGE	44	58093	Hagen	Karl-Ernst-Osthausstr.	78	Wohnung	Wohnung	1. OG.	rechts	61.01
394	ICE-AGE	45	58093	Hagen	Karl-Ernst-Osthausstr.	78	Wohnung	Wohnung	2. OG.	links	83.20
397	ICE-AGE	46	58093	Hagen	Karl-Ernst-Osthausstr.	78	Wohnung	Wohnung	2. OG.	rechts	61.01
399	ICE-AGE	47	58093	Hagen	Karl-Ernst-Osthausstr.	78	Wohnung	Wohnung	3. OG.	links	83.20
403	ICE-AGE	48	58093	Hagen	Karl-Ernst-Osthausstr.	78	Wohnung	Wohnung	3. OG.	rechts	61.01
405	ICE-AGE	49	58093	Hagen	Karl-Ernst-Osthausstr.	80	Wohnung	Wohnung	EG.	links	61.69
407	ICE-AGE	50	58093	Hagen	Karl-Ernst-Osthausstr.	80	Wohnung	Wohnung	EG.	rechts	57.17
408	ICE-AGE	51	58093	Hagen	Karl-Ernst-Osthausstr.	80	Wohnung	Wohnung	1. OG.	links	61.69
410	ICE-AGE	52	58093	Hagen	Karl-Ernst-Osthausstr.	80	Wohnung	Wohnung	1. OG.	rechts	57.17
411	ICE-AGE	53	58093	Hagen	Karl-Ernst-Osthausstr.	80	Wohnung	Wohnung	2. OG.	links	61.69
412	ICE-AGE	54	58093	Hagen	Karl-Ernst-Osthausstr.	80	Wohnung	Wohnung	2. OG.	rechts	57.17
419	ICE-AGE	56	58093	Hagen	Karl-Ernst-Osthausstr.	80	Wohnung	Wohnung	3. OG.	rechts	57.17
421	ICE-AGE	57	58093	Hagen	Karl-Ernst-Osthausstr.	82	Wohnung	Wohnung	EG.	links	61.69
429	ICE-AGE	61	58093	Hagen	Karl-Ernst-Osthausstr.	82	Wohnung	Wohnung	2. OG.	links	61.69
431	ICE-AGE	62	58093	Hagen	Karl-Ernst-Osthausstr.	82	Wohnung	Wohnung	2. OG.	rechts	57.17
433	ICE-AGE	63	58093	Hagen	Karl-Ernst-Osthausstr.	82	Wohnung	Wohnung	3. OG.	links	61.69

434	ICE-AGE	64	58093	Hagen	Karl-Ernst-Osthausstr.	82	Wohnung	Wohnung	3. OG.	rechts	57.17
435	ICE-AGE	65	58093	Hagen	Karl-Ernst-Osthausstr.	84	Wohnung	Wohnung	EG.	links	83.19
437	ICE-AGE	66	58093	Hagen	Karl-Ernst-Osthausstr.	84	Wohnung	Wohnung	EG.	rechts	61.01
439	ICE-AGE	67	58093	Hagen	Karl-Ernst-Osthausstr.	84	Wohnung	Wohnung	1. OG.	links	83.19
440	ICE-AGE	68	58093	Hagen	Karl-Ernst-Osthausstr.	84	Wohnung	Wohnung	1. OG.	rechts	61.01
442	ICE-AGE	70	58093	Hagen	Karl-Ernst-Osthausstr.	84	Wohnung	Wohnung	2. OG.	rechts	61.01
443	ICE-AGE	71	58093	Hagen	Karl-Ernst-Osthausstr.	84	Wohnung	Wohnung	3. OG.	links	83.19
5372	ICE-AGE	S02	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5373	ICE-AGE	S03	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5374	ICE-AGE	S04	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5380	ICE-AGE	S10	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5381	ICE-AGE	S11	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5382	ICE-AGE	S12	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5385	ICE-AGE	S13	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5386	ICE-AGE	S14	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5392	ICE-AGE	S19	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5394	ICE-AGE	S20	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
5397	ICE-AGE	S21	58093	Hagen	Karl-Ernst-Osthausstr.	61—75	Stellplatz	Stellplatz
281	ICE-AGE	19	58093	Hagen	Karl-Ernst-Osthaus-Str.	72	Wohnung	Wohnung	1. OG.	links	61.69
282	ICE-AGE	20	58093	Hagen	Karl-Ernst-Osthaus-Str.	72	Wohnung	Wohnung	1. OG.	rechts	57.17
283	ICE-AGE	21	58093	Hagen	Karl-Ernst-Osthaus-Str.	72	Wohnung	Wohnung	2. OG.	links	61.69
284	ICE-AGE	22	58093	Hagen	Karl-Ernst-Osthaus-Str.	72	Wohnung	Wohnung	2. OG.	rechts	57.17
364	ICE-AGE	23	58093	Hagen	Karl-Ernst-Osthaus-Str.	72	Wohnung	Wohnung	3. OG.	links	61.69
366	ICE-AGE	24	58093	Hagen	Karl-Ernst-Osthaus-Str.	72	Wohnung	Wohnung	3. OG.	rechts	57.17
368	ICE-AGE	25	58093	Hagen	Karl-Ernst-Osthaus-Str.	74	Wohnung	Wohnung	EG.	links	61.69
468	ICE-AGE	27	58093	Hagen	Karl-Ernst-Osthaus-Str.	74	Wohnung	Wohnung	1. OG.	links	61.69
374	ICE-AGE	29	58093	Hagen	Karl-Ernst-Osthaus-Str.	74	Wohnung	Wohnung	2. OG.	links	61.69
375	ICE-AGE	30	58093	Hagen	Karl-Ernst-Osthaus-Str.	74	Wohnung	Wohnung	2. OG.	rechts	57.17
376	ICE-AGE	31	58093	Hagen	Karl-Ernst-Osthaus-Str.	74	Wohnung	Wohnung	3. OG.	links	61.69
377	ICE-AGE	32	58093	Hagen	Karl-Ernst-Osthaus-Str.	74	Wohnung	Wohnung	3. OG.	rechts	57.17
379	ICE-AGE	33	58093	Hagen	Karl-Ernst-Osthaus-Str.	76	Wohnung	Wohnung	EG.	links	61.69
380	ICE-AGE	34	58093	Hagen	Karl-Ernst-Osthaus-Str.	76	Wohnung	Wohnung	EG.	rechts	57.17
384	ICE-AGE	37	58093	Hagen	Karl-Ernst-Osthaus-Str.	76	Wohnung	Wohnung	2. OG.	links	61.69
385	ICE-AGE	38	58093	Hagen	Karl-Ernst-Osthaus-Str.	76	Wohnung	Wohnung	2. OG.	rechts	57.17
386	ICE-AGE	39	58093	Hagen	Karl-Ernst-Osthaus-Str.	76	Wohnung	Wohnung	3. OG.	links	61.69
387	ICE-AGE	40	58093	Hagen	Karl-Ernst-Osthaus-Str.	76	Wohnung	Wohnung	3. OG.	rechts	57.17
5435	ICE-AGE	S01	58093	Hagen	Karl-Ernst-Osthaus-Str.	68—84	Stellplatz	Stellplatz
5442	ICE-AGE	S04	58093	Hagen	Karl-Ernst-Osthaus-Str.	68—84	Stellplatz	Stellplatz
5445	ICE-AGE	S06	58093	Hagen	Karl-Ernst-Osthaus-Str.	68—84	Stellplatz	Stellplatz
5446	ICE-AGE	S07	58093	Hagen	Karl-Ernst-Osthaus-Str.	68—84	Stellplatz	Stellplatz
5448	ICE-AGE	S08	58093	Hagen	Karl-Ernst-Osthaus-Str.	68—84	Stellplatz	Stellplatz
5452	ICE-AGE	S12	58093	Hagen	Karl-Ernst-Osthaus-Str.	68—84	Stellplatz	Stellplatz
5453	ICE-AGE	S13	58093	Hagen	Karl-Ernst-Osthaus-Str.	68—84	Stellplatz	Stellplatz
1560	ICE-AGE	02	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	EG.	rechts	66.15
1561	ICE-AGE	03	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	ZG	links	68.96
1562	ICE-AGE	04	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	ZG	rechts	52.32
1564	ICE-AGE	06	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	1. OG.	rechts	66.15
1565	ICE-AGE	07	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	1. ZG	links	68.96
1568	ICE-AGE	10	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	2. OG.	rechts	66.15
1569	ICE-AGE	11	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	2. ZG	links	68.96
1570	ICE-AGE	12	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	2. ZG	rechts	52.32
1571	ICE-AGE	13	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	3. OG.	links	80.30
1572	ICE-AGE	14	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	3. OG.	rechts	66.15
1573	ICE-AGE	15	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	3. ZG	links	68.96
1574	ICE-AGE	16	63457	Hanau	Theodor-Heuss-Str.	2	Wohnung	Wohnung	3. ZG	rechts	52.32
1575	ICE-AGE	01	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	EG.	links	80.30
1576	ICE-AGE	02	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	EG.	rechts	66.15
1577	ICE-AGE	03	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	ZG	links	68.96
1578	ICE-AGE	04	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	ZG	rechts	52.32
1579	ICE-AGE	05	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	1. OG.	links	80.30
1581	ICE-AGE	07	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	1. ZG	links	68.96
1582	ICE-AGE	08	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	1. ZG	rechts	52.32
1583	ICE-AGE	09	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	2. OG.	links	80.30
1584	ICE-AGE	10	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	2. OG.	rechts	66.15
1585	ICE-AGE	11	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	2. ZG	links	68.96
1587	ICE-AGE	13	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	3. OG.	links	80.30
1588	ICE-AGE	14	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	3. OG.	rechts	66.15
1589	ICE-AGE	15	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	3. ZG	links	68.96
1590	ICE-AGE	16	63457	Hanau	Theodor-Heuss-Str.	4	Wohnung	Wohnung	3. ZG	rechts	52.32
1168	ICE-AGE	17	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	EG.	links	80.30
1170	ICE-AGE	19	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	ZG	links	68.96
1171	ICE-AGE	20	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	ZG	rechts	52.32
1172	ICE-AGE	21	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	1. OG.	links	80.30
1173	ICE-AGE	22	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	1. OG.	rechts	66.15
1175	ICE-AGE	24	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	1. ZG	rechts	52.32
1176	ICE-AGE	25	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	2. OG.	links	80.30
1177	ICE-AGE	27	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	2. ZG	links	68.96
1180	ICE-AGE	29	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	3. OG.	links	80.30
1181	ICE-AGE	30	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	3. OG.	rechts	66.15
1182	ICE-AGE	31	63457	Hanau	Theodor-Heuss-Str.	6	Wohnung	Wohnung	3. ZG	links	68.96
1134	ICE-AGE	02	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	EG.	rechts	66.15
1135	ICE-AGE	03	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	ZG	links	68.96
1144	ICE-AGE	04	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	ZG	rechts	52.32
1145	ICE-AGE	05	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	1. OG.	links	80.30
1152	ICE-AGE	07	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	1. ZG	links	68.96
1162	ICE-AGE	11	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	2. ZG	links	68.96
1163	ICE-AGE	12	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	2. ZG	rechts	52.32
1165	ICE-AGE	14	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	3. OG.	rechts	66.15
1166	ICE-AGE	15	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	3. ZG	links	68.96
1167	ICE-AGE	16	63457	Hanau	Von-Brentano-Str.	2	Wohnung	Wohnung	3. ZG	rechts	52.32
1184	ICE-AGE	01	63457	Hanau	Von-Brentano-Str.	4	Wohnung	Wohnung	EG.	links	79.49
1186	ICE-AGE	03	63457	Hanau	Von-Brentano-Str.	4	Wohnung	Wohnung	EG.	mitte	75.12
1187	ICE-AGE	04	63457	Hanau	Von-Brentano-Str.	4	Wohnung	Wohnung	EG.	rechts	55.87
1188	ICE-AGE	05	63457	Hanau	Von-Brentano-Str.	4	Wohnung	Wohnung	1. OG.	links	79.49
1193	ICE-AGE	10	63457	Hanau	Von-Brentano-Str.	4	Wohnung	Wohnung	2. OG.	mitte	88.95
1195	ICE-AGE	12	63457	Hanau	Von-Brentano-Str.	4	Wohnung	Wohnung	2. OG.	rechts	55.87
1196	ICE-AGE	13	63457	Hanau	Von-Brentano-Str.	4	Wohnung	Wohnung	3. OG.	rechts	79.49
1197	ICE-AGE	14	63457	Hanau	Von-Brentano-Str.	4	Wohnung	Wohnung	3. OG.	mitte	88.95
1252	ICE-AGE	30	63457	Hanau	Von-Brentano-Str.	4	Garage	Garage
1254	ICE-AGE	31	63457	Hanau	Von-Brentano-Str.	4	Garage	Garage
1255	ICE-AGE	32	63457	Hanau	Von-Brentano-Str.	4	Garage	Garage
1256	ICE-AGE	33	63457	Hanau	Von-Brentano-Str.	4	Garage	Garage
1258	ICE-AGE	35	63457	Hanau	Von-Brentano-Str.	4	Garage	Garage
1259	ICE-AGE	36	63457	Hanau	Von-Brentano-Str.	4	Garage	Garage
1200	ICE-AGE	37	63457	Hanau	Von-Brentano-Str.	4	sonstiges	Hausmeisterbü	1. UG.			30.20
13002	ICE-AGE	38	63457	Hanau	Von-Brentano-Str.	4	Stellplatz	Stellplatz
1318	ICE-AGE	049	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	EG.	links	64.50
1319	ICE-AGE	050	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	EG.	mitte	31.83
1320	ICE-AGE	051	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	EG.	mitte	65.66
1322	ICE-AGE	053	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	1. OG.	mitte	31.83
1323	ICE-AGE	054	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	1. OG.	rechts	65.66
1324	ICE-AGE	055	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	2. OG.	links	64.50
1325	ICE-AGE	056	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	2. OG.	mitte	31.83
1326	ICE-AGE	057	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	2. OG.	rechts	65.66
1327	ICE-AGE	058	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	3. OG.	links	64.50
1328	ICE-AGE	059	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	3. OG.	links	31.83
1329	ICE-AGE	060	91207	Lauf an der Pegnitz	Dachsbergstraße	2	Wohnung	Wohnung	3. OG.	rechts	65.66
1330	ICE-AGE	061	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	EG.	links	66.20
1332	ICE-AGE	062	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	EG.	mitte	31.83
1333	ICE-AGE	063	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	EG.	rechts	66.70
1334	ICE-AGE	064	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	1. OG.	links	66.20
1335	ICE-AGE	065	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	1. OG.	mitte	31.83
1336	ICE-AGE	066	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	1. OG.	rechts	66.70
1338	ICE-AGE	068	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	2. OG.	mitte	31.83
1339	ICE-AGE	069	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	2. OG.	rechts	66.70
1340	ICE-AGE	070	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	2. OG.	rechts	66.20
1341	ICE-AGE	071	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	3. OG.	mitte	31.83
1342	ICE-AGE	072	91207	Lauf an der Pegnitz	Dachsbergstraße	4	Wohnung	Wohnung	3. OG.	rechts	63.64

1343	ICE-AGE	073	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	EG.	links	68.28
1344	ICE-AGE	074	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	EG.	mitte	31.83
1345	ICE-AGE	075	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	EG.	rechts	66.20
1346	ICE-AGE	076	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	1. OG.	links	68.28
1347	ICE-AGE	077	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	1. OG.	mitte	31.83
1348	ICE-AGE	078	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	1. OG.	rechts	66.20
1349	ICE-AGE	079	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	2. OG.	links	68.28
1350	ICE-AGE	080	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	2. OG.	mitte	31.83
1351	ICE-AGE	081	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	2. OG.	rechts	66.20
1352	ICE-AGE	082	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	3. OG.	links	68.28
1353	ICE-AGE	083	91207	Lauf an der Pegnitz	Dachsbergstraße	6	Wohnung	Wohnung	3. OG.	mitte	31.83
1355	ICE-AGE	085	91207	Lauf an der Pegnitz	Dachsbergstraße	8	Wohnung	Wohnung	EG.	links	65.62
1356	ICE-AGE	086	91207	Lauf an der Pegnitz	Dachsbergstraße	8	Wohnung	Wohnung	EG.	mitte	31.83
1357	ICE-AGE	087	91207	Lauf an der Pegnitz	Dachsbergstraße	8	Wohnung	Wohnung	EG.	rechts	66.20
1359	ICE-AGE	089	91207	Lauf an der Pegnitz	Dachsbergstraße	8	Wohnung	Wohnung	1. OG.	mitte	31.83
1362	ICE-AGE	092	91207	Lauf an der Pegnitz	Dachsbergstraße	8	Wohnung	Wohnung	2. OG.	mitte	31.83
1364	ICE-AGE	094	91207	Lauf an der Pegnitz	Dachsbergstraße	8	Wohnung	Wohnung	3. OG.	links	65.62
1365	ICE-AGE	095	91207	Lauf an der Pegnitz	Dachsbergstraße	8	Wohnung	Wohnung	3. OG.	mitte	31.83
1366	ICE-AGE	096	91207	Lauf an der Pegnitz	Dachsbergstraße	8	Wohnung	Wohnung	3. OG.	rechts	66.20
1367	ICE-AGE	097	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	EG.	links	65.62
1368	ICE-AGE	098	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	EG.	mitte	31.83
1369	ICE-AGE	099	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	EG.	rechts	65.39
1370	ICE-AGE	100	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	1. OG.	links	65.62
1371	ICE-AGE	101	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	1. OG.	mitte	31.83
1372	ICE-AGE	102	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	1. OG.	rechts	65.39
1373	ICE-AGE	103	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	2. OG.	links	65.62
1374	ICE-AGE	104	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	2. OG.	mitte	31.83
1375	ICE-AGE	105	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	2. OG.	rechts	65.39
1376	ICE-AGE	106	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	3. OG.	links	65.62
1378	ICE-AGE	108	91207	Lauf an der Pegnitz	Dachsbergstraße	10	Wohnung	Wohnung	3. OG.	rechts	65.39
1224	ICE-AGE	005	91207	Lauf an der Pegnitz	Keilerstraße	2	Wohnung	Wohnung	2. OG.	links	72.92
1243	ICE-AGE	006	91207	Lauf an der Pegnitz	Keilerstraße	2	Wohnung	Wohnung	2. OG.	rechts	71.18
1246	ICE-AGE	007	91207	Lauf an der Pegnitz	Keilerstraße	2	Wohnung	Wohnung	3. OG.	links	72.92
1249	ICE-AGE	008	91207	Lauf an der Pegnitz	Keilerstraße	2	Wohnung	Wohnung	3. OG.	rechts	71.18
1265	ICE-AGE	011	91207	Lauf an der Pegnitz	Keilerstraße	4	Wohnung	Wohnung	1. OG.	links	71.18
1267	ICE-AGE	012	91207	Lauf an der Pegnitz	Keilerstraße	4	Wohnung	Wohnung	1. OG.	rechts	71.18
1269	ICE-AGE	014	91207	Lauf an der Pegnitz	Keilerstraße	4	Wohnung	Wohnung	2. OG.	rechts	71.18
1271	ICE-AGE	016	91207	Lauf an der Pegnitz	Keilerstraße	4	Wohnung	Wohnung	3. OG.	rechts	71.18
1275	ICE-AGE	018	91207	Lauf an der Pegnitz	Keilerstraße	6	Wohnung	Wohnung	EG.	rechts	71.18
1277	ICE-AGE	020	91207	Lauf an der Pegnitz	Keilerstraße	6	Wohnung	Wohnung	1. OG.	rechts	71.18
1278	ICE-AGE	021	91207	Lauf an der Pegnitz	Keilerstraße	6	Wohnung	Wohnung	2. OG.	links	71.18
1280	ICE-AGE	022	91207	Lauf an der Pegnitz	Keilerstraße	6	Wohnung	Wohnung	2. OG.	rechts	71.18
1281	ICE-AGE	023	91207	Lauf an der Pegnitz	Keilerstraße	6	Wohnung	Wohnung	3. OG.	links	71.18
1461	ICE-AGE	024	91207	Lauf an der Pegnitz	Keilerstraße	6	Wohnung	Wohnung	3. OG.	rechts	71.18
1282	ICE-AGE	025	91207	Lauf an der Pegnitz	Keilerstraße	8	Wohnung	Wohnung	EG.	links	71.18
1285	ICE-AGE	026	91207	Lauf an der Pegnitz	Keilerstraße	8	Wohnung	Wohnung	EG.	rechts	71.18
1287	ICE-AGE	027	91207	Lauf an der Pegnitz	Keilerstraße	8	Wohnung	Wohnung	1. OG.	links	71.18
1289	ICE-AGE	028	91207	Lauf an der Pegnitz	Keilerstraße	8	Wohnung	Wohnung	1. OG.	rechts	71.18
1290	ICE-AGE	029	91207	Lauf an der Pegnitz	Keilerstraße	8	Wohnung	Wohnung	2. OG.	links	71.18
1292	ICE-AGE	030	91207	Lauf an der Pegnitz	Keilerstraße	8	Wohnung	Wohnung	2. OG.	rechts	71.18
1295	ICE-AGE	031	91207	Lauf an der Pegnitz	Keilerstraße	8	Wohnung	Wohnung	3. OG.	links	71.18
1297	ICE-AGE	032	91207	Lauf an der Pegnitz	Keilerstraße	8	Wohnung	Wohnung	3. OG.	rechts	71.18
1301	ICE-AGE	034	91207	Lauf an der Pegnitz	Keilerstraße	10	Wohnung	Wohnung	EG.	rechts	71.18
1304	ICE-AGE	035	91207	Lauf an der Pegnitz	Keilerstraße	10	Wohnung	Wohnung	1. OG.	links	71.18
1306	ICE-AGE	037	91207	Lauf an der Pegnitz	Keilerstraße	10	Wohnung	Wohnung	2. OG.	links	71.18
1307	ICE-AGE	038	91207	Lauf an der Pegnitz	Keilerstraße	10	Wohnung	Wohnung	2. OG.	rechts	71.18
1308	ICE-AGE	039	91207	Lauf an der Pegnitz	Keilerstraße	10	Wohnung	Wohnung	3. OG.	links	71.18
1309	ICE-AGE	040	91207	Lauf an der Pegnitz	Keilerstraße	10	Wohnung	Wohnung	3. OG.	rechts	71.18
1310	ICE-AGE	041	91207	Lauf an der Pegnitz	Keilerstraße	12	Wohnung	Wohnung	EG.	links	71.18
1311	ICE-AGE	042	91207	Lauf an der Pegnitz	Keilerstraße	12	Wohnung	Wohnung	EG.	rechts	71.18
1312	ICE-AGE	043	91207	Lauf an der Pegnitz	Keilerstraße	12	Wohnung	Wohnung	1. OG.	links	71.18
1316	ICE-AGE	047	91207	Lauf an der Pegnitz	Keilerstraße	12	Wohnung	Wohnung	3. OG.	links	71.18
1317	ICE-AGE	048	91207	Lauf an der Pegnitz	Keilerstraße	12	Wohnung	Wohnung	3. OG.	rechts	71.18
1379	ICE-AGE	109	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	EG.	links	56.17
1380	ICE-AGE	110	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	EG.	mitte	43.43
1381	ICE-AGE	111	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	EG.	rechts	81.00
1384	ICE-AGE	113	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	1. OG.	mitte	43.43
1385	ICE-AGE	114	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	1. OG.	rechts	81.00
1386	ICE-AGE	115	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	2. OG.	links	58.29
1387	ICE-AGE	116	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	2. OG.	mitte	43.43
1388	ICE-AGE	117	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	2. OG.	rechts	81.00
1389	ICE-AGE	118	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	3. OG.	links	58.29
1391	ICE-AGE	120	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Wohnung	Wohnung	3. OG.	rechts	81.00
1436	ICE-AGE	G160	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1438	ICE-AGE	G162	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1439	ICE-AGE	G163	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1441	ICE-AGE	G165	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1442	ICE-AGE	G166	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1443	ICE-AGE	G167	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1444	ICE-AGE	G168	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1445	ICE-AGE	G169	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1446	ICE-AGE	G170	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1448	ICE-AGE	G172	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1449	ICE-AGE	G173	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1451	ICE-AGE	G174	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1454	ICE-AGE	G177	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1455	ICE-AGE	G178	91207	Lauf an der Pegnitz	Kunigundenstraße	35	Garage	Garage
1392	ICE-AGE	121	91207	Lauf an der Pegnitz	Kunigundenstraße	37	Wohnung	Wohnung	EG.	links	57.94
1394	ICE-AGE	122	91207	Lauf an der Pegnitz	Kunigundenstraße	37	Wohnung	Wohnung	EG.	mitte	43.43
1395	ICE-AGE	123	91207	Lauf an der Pegnitz	Kunigundenstraße	37	Wohnung	Wohnung	EG.	rechts	81.00
1398	ICE-AGE	126	91207	Lauf an der Pegnitz	Kunigundenstraße	37	Wohnung	Wohnung	1. OG.	rechts	81.00
1401	ICE-AGE	129	91207	Lauf an der Pegnitz	Kunigundenstraße	37	Wohnung	Wohnung	2. OG.	rechts	81.00
1403	ICE-AGE	131	91207	Lauf an der Pegnitz	Kunigundenstraße	37	Wohnung	Wohnung	3. OG.	mitte	43.43
1406	ICE-AGE	133	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	EG.	links	57.94
1407	ICE-AGE	134	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	EG.	mitte	43.43
1408	ICE-AGE	135	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	EG.	rechts	81.00
1409	ICE-AGE	136	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	1. OG.	links	57.94
1410	ICE-AGE	137	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	1. OG.	mitte	43.43
1411	ICE-AGE	138	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	1. OG.	rechts	81.00
1412	ICE-AGE	139	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	2. OG.	links	57.94
1414	ICE-AGE	140	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	2. OG.	mitte	43.43
1415	ICE-AGE	141	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	2. OG.	rechts	81.00
1416	ICE-AGE	142	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	3. OG.	links	57.94
1417	ICE-AGE	143	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	3. OG.	mitte	43.43
1418	ICE-AGE	144	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Wohnung	Wohnung	3. OG.	rechts	81.00
1419	ICE-AGE	G145	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1421	ICE-AGE	G147	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1422	ICE-AGE	G148	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1423	ICE-AGE	G149	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1428	ICE-AGE	G153	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1429	ICE-AGE	G154	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1430	ICE-AGE	G155	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1432	ICE-AGE	G157	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1433	ICE-AGE	G158	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
1434	ICE-AGE	G159	91207	Lauf an der Pegnitz	Kunigundenstraße	39	Garage	Garage
572	ICE-AGE	02	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	EG.	rechts	66.15
580	ICE-AGE	04	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	ZG	rechts	52.32
585	ICE-AGE	06	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	1. OG.	rechts	66.15
588	ICE-AGE	07	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	1. ZG	links	68.96
589	ICE-AGE	08	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	1. ZG	rechts	52.32
592	ICE-AGE	09	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	2. OG.	links	80.30
602	ICE-AGE	12	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	2. ZG	rechts	52.32
609	ICE-AGE	13	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	3. OG.	links	80.30
610	ICE-AGE	14	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	3. OG.	rechts	66.15
612	ICE-AGE	16	63179	Obertshausen	Frankfurter Straße	6	Wohnung	Wohnung	3. ZG	rechts	52.32
8974	ICE-AGE	S01	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8975	ICE-AGE	S02	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8976	ICE-AGE	S03	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz

8977	ICE-AGE	S04	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8979	ICE-AGE	S06	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8980	ICE-AGE	S07	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8982	ICE-AGE	S09	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8983	ICE-AGE	S10	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8987	ICE-AGE	S14	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8988	ICE-AGE	S15	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8989	ICE-AGE	S16	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8990	ICE-AGE	S17	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
8991	ICE-AGE	S18	63179	Obertshausen	Frankfurter Straße	6	Stellplatz	Stellplatz
332	ICE-AGE	02	63179	Obertshausen	Frankfurter Straße	8	Wohnung	Wohnung	EG.	rechts	66.15
333	ICE-AGE	03	63179	Obertshausen	Frankfurter Straße	8	Wohnung	Wohnung	ZG	links	68.96
334	ICE-AGE	04	63179	Obertshausen	Frankfurter Straße	8	Wohnung	Wohnung	ZG	rechts	52.32
335	ICE-AGE	08	63179	Obertshausen	Frankfurter Straße	8	Wohnung	Wohnung	1. ZG	rechts	52.32
390	ICE-AGE	12	63179	Obertshausen	Frankfurter Straße	8	Wohnung	Wohnung	2. ZG	rechts	52.32
395	ICE-AGE	13	63179	Obertshausen	Frankfurter Straße	8	Wohnung	Wohnung	3. OG.	links	80.30
401	ICE-AGE	14	63179	Obertshausen	Frankfurter Straße	8	Wohnung	Wohnung	3. OG.	rechts	66.15
9030	ICE-AGE	S39	63179	Obertshausen	Frankfurter Straße	8	Stellplatz	Stellplatz
9031	ICE-AGE	S40	63179	Obertshausen	Frankfurter Straße	8	Stellplatz	Stellplatz
9032	ICE-AGE	S41	63179	Obertshausen	Frankfurter Straße	8	Stellplatz	Stellplatz
9033	ICE-AGE	S42	63179	Obertshausen	Frankfurter Straße	8	Stellplatz	Stellplatz
9034	ICE-AGE	S43	63179	Obertshausen	Frankfurter Straße	8	Stellplatz	Stellplatz
9035	ICE-AGE	S44	63179	Obertshausen	Frankfurter Straße	8	Stellplatz	Stellplatz
9036	ICE-AGE	S45	63179	Obertshausen	Frankfurter Straße	8	Stellplatz	Stellplatz
422	ICE-AGE	18	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	EG.	rechts	66.15
432	ICE-AGE	20	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	ZG	rechts	52.32
450	ICE-AGE	23	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	1. ZG	links	68.96
452	ICE-AGE	24	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	1. ZG	rechts	52.32
453	ICE-AGE	25	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	2. OG.	links	80.30
454	ICE-AGE	26	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	2. OG.	rechts	66.15
455	ICE-AGE	27	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	2. ZG	links	68.96
456	ICE-AGE	28	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	2. ZG	rechts	52.32
459	ICE-AGE	31	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	3. ZG	links	68.96
460	ICE-AGE	32	63179	Obertshausen	Frankfurter Straße	10	Wohnung	Wohnung	3. ZG	rechts	52.32
9023	ICE-AGE	S32	63179	Obertshausen	Frankfurter Straße	10	Stellplatz	Stellplatz
9024	ICE-AGE	S33	63179	Obertshausen	Frankfurter Straße	10	Stellplatz	Stellplatz
9026	ICE-AGE	S35	63179	Obertshausen	Frankfurter Straße	10	Stellplatz	Stellplatz
9027	ICE-AGE	S36	63179	Obertshausen	Frankfurter Straße	10	Stellplatz	Stellplatz
9029	ICE-AGE	S38	63179	Obertshausen	Frankfurter Straße	10	Stellplatz	Stellplatz
462	ICE-AGE	34	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	EG.	rechts	66.12
463	ICE-AGE	35	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	ZG	links	68.96
465	ICE-AGE	37	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	1. OG.	links	78.85
470	ICE-AGE	40	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	1. ZG	rechts	52.32
471	ICE-AGE	41	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	2. OG.	links	78.85
472	ICE-AGE	42	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	2. OG.	rechts	66.12
474	ICE-AGE	44	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	2. ZG	rechts	52.32
476	ICE-AGE	46	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	3. OG.	rechts	66.12
478	ICE-AGE	48	63179	Obertshausen	Frankfurter Straße	12	Wohnung	Wohnung	3. ZG	rechts	52.32
9011	ICE-AGE	S20	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
9013	ICE-AGE	S22	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
9014	ICE-AGE	S23	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
9015	ICE-AGE	S24	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
9016	ICE-AGE	S25	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
9017	ICE-AGE	S26	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
9018	ICE-AGE	S27	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
9019	ICE-AGE	S28	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
9022	ICE-AGE	S31	63179	Obertshausen	Frankfurter Straße	12	Stellplatz	Stellplatz
479	ICE-AGE	49	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	EG.	links	80.30
480	ICE-AGE	50	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	EG.	rechts	66.15
481	ICE-AGE	51	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	ZG	links	68.69
486	ICE-AGE	57	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	2. OG.	links	80.30
488	ICE-AGE	58	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	2. OG.	rechts	66.15
491	ICE-AGE	60	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	2. ZG	rechts	52.32
492	ICE-AGE	61	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	3. OG.	links	80.30
493	ICE-AGE	62	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	3. OG.	rechts	66.15
496	ICE-AGE	63	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	3. ZG	links	68.96
498	ICE-AGE	64	63179	Obertshausen	Frankfurter Straße	14	Wohnung	Wohnung	3. ZG	rechts	52.32
9000	ICE-AGE	S09	63179	Obertshausen	Frankfurter Straße	14	Stellplatz	Stellplatz
9001	ICE-AGE	S10	63179	Obertshausen	Frankfurter Straße	14	Stellplatz	Stellplatz
9002	ICE-AGE	S11	63179	Obertshausen	Frankfurter Straße	14	Stellplatz	Stellplatz
9003	ICE-AGE	S12	63179	Obertshausen	Frankfurter Straße	14	Stellplatz	Stellplatz
9007	ICE-AGE	S16	63179	Obertshausen	Frankfurter Straße	14	Stellplatz	Stellplatz
9008	ICE-AGE	S17	63179	Obertshausen	Frankfurter Straße	14	Stellplatz	Stellplatz
9009	ICE-AGE	S18	63179	Obertshausen	Frankfurter Straße	14	Stellplatz	Stellplatz
500	ICE-AGE	65	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	EG.	links	80.30
503	ICE-AGE	66	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	EG.	rechts	66.15
512	ICE-AGE	68	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	ZG	rechts	52.32
520	ICE-AGE	70	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	1. OG.	rechts	66.15
523	ICE-AGE	72	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	1. ZG	rechts	52.32
527	ICE-AGE	74	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	2. OG.	rechts	66.15
534	ICE-AGE	76	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	2. ZG	rechts	52.32
535	ICE-AGE	77	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	3. OG.	links	80.30
536	ICE-AGE	78	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	3. OG.	rechts	66.15
537	ICE-AGE	79	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	3. ZG	links	68.96
538	ICE-AGE	80	63179	Obertshausen	Frankfurter Straße	16	Wohnung	Wohnung	3. ZG	rechts	52.32
8992	ICE-AGE	S01	63179	Obertshausen	Frankfurter Straße	16	Stellplatz	Stellplatz
8993	ICE-AGE	S02	63179	Obertshausen	Frankfurter Straße	16	Stellplatz	Stellplatz
8994	ICE-AGE	S03	63179	Obertshausen	Frankfurter Straße	16	Stellplatz	Stellplatz
8996	ICE-AGE	S05	63179	Obertshausen	Frankfurter Straße	16	Stellplatz	Stellplatz
8997	ICE-AGE	S06	63179	Obertshausen	Frankfurter Straße	16	Stellplatz	Stellplatz
8998	ICE-AGE	S07	63179	Obertshausen	Frankfurter Straße	16	Stellplatz	Stellplatz
6259	ICE-AGE	03	63110	Rodgau	Anhalter Strasse	15	Wohnung	Wohnung	1. OG.	links	66.68
6260	ICE-AGE	04	63110	Rodgau	Anhalter Strasse	15	Wohnung	Wohnung	1. OG.	rechts	52.52
6261	ICE-AGE	05	63110	Rodgau	Anhalter Strasse	15	Wohnung	Wohnung	2. OG.	links	66.68
6264	ICE-AGE	06	63110	Rodgau	Anhalter Strasse	15	Wohnung	Wohnung	2. OG.	rechts	52.52
6266	ICE-AGE	07	63110	Rodgau	Anhalter Strasse	15	Wohnung	Wohnung	3. OG.	links	66.68
6275	ICE-AGE	08	63110	Rodgau	Anhalter Strasse	15	Wohnung	Wohnung	3. OG.	rechts	52.52
6278	ICE-AGE	09	63110	Rodgau	Anhalter Strasse	16	Wohnung	Wohnung	EG.	links	66.68
6287	ICE-AGE	10	63110	Rodgau	Anhalter Strasse	16	Wohnung	Wohnung	EG.	rechts	78.98
6312	ICE-AGE	11	63110	Rodgau	Anhalter Strasse	16	Wohnung	Wohnung	1. OG.	links	66.68
6316	ICE-AGE	12	63110	Rodgau	Anhalter Strasse	16	Wohnung	Wohnung	1. OG.	rechts	78.98
6319	ICE-AGE	14	63110	Rodgau	Anhalter Strasse	16	Wohnung	Wohnung	2. OG.	rechts	78.98
6325	ICE-AGE	15	63110	Rodgau	Anhalter Strasse	16	Wohnung	Wohnung	3. OG.	links	66.68
6332	ICE-AGE	16	63110	Rodgau	Anhalter Strasse	16	Wohnung	Wohnung	3. OG.	rechts	78.98
6336	ICE-AGE	17	63110	Rodgau	Anhalter Strasse	17	Wohnung	Wohnung	EG.	links	52.52
6341	ICE-AGE	19	63110	Rodgau	Anhalter Strasse	17	Wohnung	Wohnung	1. OG.	links	52.52
6351	ICE-AGE	20	63110	Rodgau	Anhalter Strasse	17	Wohnung	Wohnung	1. OG.	rechts	66.68
6355	ICE-AGE	21	63110	Rodgau	Anhalter Strasse	17	Wohnung	Wohnung	2. OG.	links	52.52
6360	ICE-AGE	22	63110	Rodgau	Anhalter Strasse	17	Wohnung	Wohnung	2. OG.	rechts	66.68
6364	ICE-AGE	23	63110	Rodgau	Anhalter Strasse	17	Wohnung	Wohnung	3. OG.	links	52.52
6465	ICE-AGE	S01	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6466	ICE-AGE	S02	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6474	ICE-AGE	S03	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6479	ICE-AGE	S04	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6480	ICE-AGE	S05	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6483	ICE-AGE	S06	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6484	ICE-AGE	S07	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6485	ICE-AGE	S08	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6486	ICE-AGE	S09	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6488	ICE-AGE	S10	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6489	ICE-AGE	S11	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6498	ICE-AGE	S12	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6500	ICE-AGE	S14	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6502	ICE-AGE	S16	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6503	ICE-AGE	S17	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6504	ICE-AGE	S18	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6505	ICE-AGE	S19	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6506	ICE-AGE	S20	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz

6708	ICE-AGE	S21	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6714	ICE-AGE	S22	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6717	ICE-AGE	S23	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6721	ICE-AGE	S24	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6728	ICE-AGE	S25	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6743	ICE-AGE	S26	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6754	ICE-AGE	S27	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6756	ICE-AGE	S28	63110	Rodgau	Anhalter Strasse		Stellplatz	Stellplatz
6382	ICE-AGE	25	63110	Rodgau	Schlesienstr.	15	Wohnung	Wohnung	EG.	links	66.68
6386	ICE-AGE	26	63110	Rodgau	Schlesienstr.	15	Wohnung	Wohnung	EG.	rechts	78.98
6392	ICE-AGE	27	63110	Rodgau	Schlesienstr.	15	Wohnung	Wohnung	1. OG.	links	66.68
6396	ICE-AGE	28	63110	Rodgau	Schlesienstr.	15	Wohnung	Wohnung	1. OG.	rechts	78.98
6397	ICE-AGE	29	63110	Rodgau	Schlesienstr.	15	Wohnung	Wohnung	2. OG.	links	66.68
6398	ICE-AGE	30	63110	Rodgau	Schlesienstr.	15	Wohnung	Wohnung	2. OG.	rechts	78.98
6399	ICE-AGE	31	63110	Rodgau	Schlesienstr.	15	Wohnung	Wohnung	3. OG.	links	66.68
6403	ICE-AGE	32	63110	Rodgau	Schlesienstr.	15	Wohnung	Wohnung	3. OG.	rechts	78.98
6411	ICE-AGE	33	63110	Rodgau	Schlesienstr.	16	Wohnung	Wohnung	EG.	links	66.68
6412	ICE-AGE	34	63110	Rodgau	Schlesienstr.	16	Wohnung	Wohnung	EG.	rechts	78.98
6413	ICE-AGE	35	63110	Rodgau	Schlesienstr.	16	Wohnung	Wohnung	1. OG.	links	66.68
6414	ICE-AGE	36	63110	Rodgau	Schlesienstr.	16	Wohnung	Wohnung	1. OG.	rechts	78.98
6415	ICE-AGE	37	63110	Rodgau	Schlesienstr.	16	Wohnung	Wohnung	2. OG.	links	66.68
6416	ICE-AGE	38	63110	Rodgau	Schlesienstr.	16	Wohnung	Wohnung	2. OG.	rechts	78.98
6418	ICE-AGE	39	63110	Rodgau	Schlesienstr.	16	Wohnung	Wohnung	3. OG.	links	66.68
6427	ICE-AGE	41	63110	Rodgau	Schlesienstr.	17	Wohnung	Wohnung	EG.	links	52.52
6431	ICE-AGE	42	63110	Rodgau	Schlesienstr.	17	Wohnung	Wohnung	EG.	rechts	66.35
6434	ICE-AGE	43	63110	Rodgau	Schlesienstr.	17	Wohnung	Wohnung	1. OG.	links	52.52
6441	ICE-AGE	44	63110	Rodgau	Schlesienstr.	17	Wohnung	Wohnung	1. OG.	rechts	66.35
6443	ICE-AGE	45	63110	Rodgau	Schlesienstr.	17	Wohnung	Wohnung	2. OG.	links	52.52
6446	ICE-AGE	46	63110	Rodgau	Schlesienstr.	17	Wohnung	Wohnung	2. OG.	rechts	66.35
6451	ICE-AGE	47	63110	Rodgau	Schlesienstr.	17	Wohnung	Wohnung	3. OG.	links	52.52
6457	ICE-AGE	48	63110	Rodgau	Schlesienstr.	17	Wohnung	Wohnung	3. OG.	rechts	66.35
1484	ICE-AGE	27	65232	Taunusstein	Mörikestr.	2	Wohnung	Wohnung	3. OG.	links	84.14
1488	ICE-AGE	31	65232	Taunusstein	Mörikestr.	2	Wohnung	Wohnung	EG.	hinten	65.52
1522	ICE-AGE	S27	65232	Taunusstein	Mörikestr.	2	Stellplatz	Stellplatz
1526	ICE-AGE	S31	65232	Taunusstein	Mörikestr.	2	Stellplatz	Stellplatz
3556	MANNHEIM 1	04	68309	Mannheim	Bitterfelder Weg	1	Wohnung	Wohnung	1. OG.	links	77.84
3557	MANNHEIM 1	05	68309	Mannheim	Bitterfelder Weg	1	Wohnung	Wohnung	1. OG.	mitte	77.84
3558	MANNHEIM 1	06	68309	Mannheim	Bitterfelder Weg	1	Wohnung	Wohnung	1. OG.	rechts	77.84
3560	MANNHEIM 1	08	68309	Mannheim	Bitterfelder Weg	1	Wohnung	Wohnung	2. OG.	mitte	77.84
3561	MANNHEIM 1	09	68309	Mannheim	Bitterfelder Weg	1	Wohnung	Wohnung	2. OG.	rechts	77.84
3562	MANNHEIM 1	10	68309	Mannheim	Bitterfelder Weg	1	Wohnung	Wohnung	3. OG.	links	77.84
3564	MANNHEIM 1	12	68309	Mannheim	Bitterfelder Weg	1	Wohnung	Wohnung	3. OG.	rechts	77.84
3489	MANNHEIM 1	01	68309	Mannheim	Bitterfelder Weg	3	Wohnung	Wohnung	EG.	links	79.97
3490	MANNHEIM 1	02	68309	Mannheim	Bitterfelder Weg	3	Wohnung	Wohnung	EG.	rechts	98.71
3492	MANNHEIM 1	04	68309	Mannheim	Bitterfelder Weg	3	Wohnung	Wohnung	1. OG.	rechts	98.71
3494	MANNHEIM 1	06	68309	Mannheim	Bitterfelder Weg	3	Wohnung	Wohnung	2. OG.	rechts	98.71
3522	MANNHEIM 1	S01	68309	Mannheim	Bitterfelder Weg	3	Stellplatz	Stellplatz
3516	MANNHEIM 1	S03	68309	Mannheim	Bitterfelder Weg	3	Stellplatz	Stellplatz
3513	MANNHEIM 1	S06	68309	Mannheim	Bitterfelder Weg	3	Stellplatz	Stellplatz
3512	MANNHEIM 1	S07	68309	Mannheim	Bitterfelder Weg	3	Stellplatz	Stellplatz
3511	MANNHEIM 1	S08	68309	Mannheim	Bitterfelder Weg	3	Stellplatz	Stellplatz
3510	MANNHEIM 1	S09	68309	Mannheim	Bitterfelder Weg	3	Stellplatz	Stellplatz
3506	MANNHEIM 1	S13	68309	Mannheim	Bitterfelder Weg	3	Stellplatz	Stellplatz
3505	MANNHEIM 1	S14	68309	Mannheim	Bitterfelder Weg	3	Stellplatz	Stellplatz
3497	MANNHEIM 1	09	68309	Mannheim	Bitterfelder Weg	4	Wohnung	Wohnung	EG.	links	79.97
3498	MANNHEIM 1	10	68309	Mannheim	Bitterfelder Weg	4	Wohnung	Wohnung	EG.	rechts	98.71
3501	MANNHEIM 1	13	68309	Mannheim	Bitterfelder Weg	4	Wohnung	Wohnung	2. OG.	links	79.97
3502	MANNHEIM 1	14	68309	Mannheim	Bitterfelder Weg	4	Wohnung	Wohnung	2. OG.	rechts	98.71
3503	MANNHEIM 1	15	68309	Mannheim	Bitterfelder Weg	4	Wohnung	Wohnung	3. OG.	links	79.97
3452	MANNHEIM 1	01	68309	Mannheim	Bitterfelder Weg	5	Wohnung	Wohnung	EG.	links	69.63
3453	MANNHEIM 1	02	68309	Mannheim	Bitterfelder Weg	5	Wohnung	Wohnung	EG.	mitte	77.84
3455	MANNHEIM 1	03	68309	Mannheim	Bitterfelder Weg	5	Wohnung	Wohnung	EG.	rechts	41.05
3456	MANNHEIM 1	04	68309	Mannheim	Bitterfelder Weg	5	Wohnung	Wohnung	1. OG.	links	77.84
3457	MANNHEIM 1	05	68309	Mannheim	Bitterfelder Weg	5	Wohnung	Wohnung	1. OG.	mitte	77.84
3461	MANNHEIM 1	08	68309	Mannheim	Bitterfelder Weg	5	Wohnung	Wohnung	2. OG.	mitte	77.84
3462	MANNHEIM 1	09	68309	Mannheim	Bitterfelder Weg	5	Wohnung	Wohnung	2. OG.	rechts	77.84
3470	MANNHEIM 1	14	68309	Mannheim	Bitterfelder Weg	6	Wohnung	Wohnung	EG.	rechts	98.71
3471	MANNHEIM 1	15	68309	Mannheim	Bitterfelder Weg	6	Wohnung	Wohnung	1. OG.	links	79.97
3476	MANNHEIM 1	20	68309	Mannheim	Bitterfelder Weg	6	Wohnung	Wohnung	3. OG.	rechts	98.71
3481	MANNHEIM 1	25	68309	Mannheim	Bitterfelder Weg	7	Wohnung	Wohnung	1. OG.	mitte	77.84
3486	MANNHEIM 1	30	68309	Mannheim	Bitterfelder Weg	7	Wohnung	Wohnung	3. OG.	links	77.84
3392	MANNHEIM 1	03	68309	Mannheim	Bitterfelder Weg	8	Wohnung	Wohnung	1. OG.	links	79.97
3393	MANNHEIM 1	04	68309	Mannheim	Bitterfelder Weg	8	Wohnung	Wohnung	1. OG.	rechts	98.71
3397	MANNHEIM 1	08	68309	Mannheim	Bitterfelder Weg	8	Wohnung	Wohnung	3. OG.	rechts	98.71
3450	MANNHEIM 1	S02	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3449	MANNHEIM 1	S03	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3448	MANNHEIM 1	S04	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3446	MANNHEIM 1	S06	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3445	MANNHEIM 1	S07	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3444	MANNHEIM 1	S08	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3441	MANNHEIM 1	S11	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3432	MANNHEIM 1	S20	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3429	MANNHEIM 1	S23	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3427	MANNHEIM 1	S25	68309	Mannheim	Bitterfelder Weg	8	Stellplatz	Stellplatz
3399	MANNHEIM 1	10	68309	Mannheim	Bitterfelder Weg	9	Wohnung	Wohnung	EG.	mitte	41.05
3400	MANNHEIM 1	11	68309	Mannheim	Bitterfelder Weg	9	Wohnung	Wohnung	EG.	rechts	69.63
3401	MANNHEIM 1	12	68309	Mannheim	Bitterfelder Weg	9	Wohnung	Wohnung	1. OG.	links	77.84
3402	MANNHEIM 1	13	68309	Mannheim	Bitterfelder Weg	9	Wohnung	Wohnung	1. OG.	mitte	77.84
3405	MANNHEIM 1	16	68309	Mannheim	Bitterfelder Weg	9	Wohnung	Wohnung	2. OG.	mitte	77.84
3406	MANNHEIM 1	17	68309	Mannheim	Bitterfelder Weg	9	Wohnung	Wohnung	2. OG.	rechts	77.84
3408	MANNHEIM 1	19	68309	Mannheim	Bitterfelder Weg	9	Wohnung	Wohnung	3. OG.	mitte	77.84
3412	MANNHEIM 1	23	68309	Mannheim	Bitterfelder Weg	10	Wohnung	Wohnung	1. OG.	links	79.97
3413	MANNHEIM 1	24	68309	Mannheim	Bitterfelder Weg	10	Wohnung	Wohnung	1. OG.	rechts	98.71
3415	MANNHEIM 1	26	68309	Mannheim	Bitterfelder Weg	10	Wohnung	Wohnung	2. OG.	rechts	98.71
3417	MANNHEIM 1	28	68309	Mannheim	Bitterfelder Weg	10	Wohnung	Wohnung	3. OG.	rechts	98.71
3418	MANNHEIM 1	29	68309	Mannheim	Bitterfelder Weg	11	Wohnung	Wohnung	EG.	links	79.97
3422	MANNHEIM 1	33	68309	Mannheim	Bitterfelder Weg	11	Wohnung	Wohnung	2. OG.	links	79.97
3424	MANNHEIM 1	35	68309	Mannheim	Bitterfelder Weg	11	Wohnung	Wohnung	3. OG.	links	79.97
3425	MANNHEIM 1	36	68309	Mannheim	Bitterfelder Weg	11	Wohnung	Wohnung	3. OG.	rechts	98.71
3576	MANNHEIM 1	S03	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3575	MANNHEIM 1	S04	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3574	MANNHEIM 1	S05	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3573	MANNHEIM 1	S06	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3572	MANNHEIM 1	S07	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3570	MANNHEIM 1	S09	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3569	MANNHEIM 1	S10	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3568	MANNHEIM 1	S11	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3567	MANNHEIM 1	S12	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3527	MANNHEIM 1	S13	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3566	MANNHEIM 1	S13	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3565	MANNHEIM 1	S14	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3591	MANNHEIM 1	S15	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3590	MANNHEIM 1	S16	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3589	MANNHEIM 1	S17	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3588	MANNHEIM 1	S18	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3587	MANNHEIM 1	S19	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3586	MANNHEIM 1	S20	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3585	MANNHEIM 1	S21	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3582	MANNHEIM 1	S24	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3544	MANNHEIM 1	S24	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3581	MANNHEIM 1	S25	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3580	MANNHEIM 1	S26	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3579	MANNHEIM 1	S27	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3578	MANNHEIM 1	S28	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
3577	MANNHEIM 1	S29	68309	Mannheim	Stassfurter Weg		Stellplatz	Stellplatz
4139	MANNHEIM 2	01	68309	Mannheim	Thüringer Straße	139	Wohnung	Wohnung	EG.	links	79.97
4140	MANNHEIM 2	02	68309	Mannheim	Thüringer Straße	139	Wohnung	Wohnung	EG.	rechts	98.71
4144	MANNHEIM 2	06	68309	Mannheim	Thüringer Straße	139	Wohnung	Wohnung	2. OG.	rechts	98.71

4146	MANNHEIM 2	08	68309	Mannheim	Thüringer Straße	139	Wohnung	Wohnung	3. OG.	rechts	98.71
4147	MANNHEIM 2	09	68309	Mannheim	Thüringer Straße	141	Wohnung	Wohnung	EG.	links	79.97
4149	MANNHEIM 2	11	68309	Mannheim	Thüringer Straße	141	Wohnung	Wohnung	1. OG.	links	79.97
4151	MANNHEIM 2	13	68309	Mannheim	Thüringer Straße	141	Wohnung	Wohnung	2. OG.	links	79.97
4152	MANNHEIM 2	14	68309	Mannheim	Thüringer Straße	141	Wohnung	Wohnung	2. OG.	rechts	98.71
4154	MANNHEIM 2	16	68309	Mannheim	Thüringer Straße	141	Wohnung	Wohnung	3. OG.	rechts	98.71
4155	MANNHEIM 2	17	68309	Mannheim	Thüringer Straße	143	Wohnung	Wohnung	EG.	links	69.63
4156	MANNHEIM 2	18	68309	Mannheim	Thüringer Straße	143	Wohnung	Wohnung	EG.	mitte	77.84
4158	MANNHEIM 2	20	68309	Mannheim	Thüringer Straße	143	Wohnung	Wohnung	1. OG.	links	77.84
4159	MANNHEIM 2	21	68309	Mannheim	Thüringer Straße	143	Wohnung	Wohnung	1. OG.	mitte	77.84
4161	MANNHEIM 2	23	68309	Mannheim	Thüringer Straße	143	Wohnung	Wohnung	2. OG.	links	77.84
4162	MANNHEIM 2	24	68309	Mannheim	Thüringer Straße	143	Wohnung	Wohnung	2. OG.	mitte	77.84
4164	MANNHEIM 2	25	68309	Mannheim	Thüringer Straße	143	Wohnung	Wohnung	2. OG.	rechts	77.84
4166	MANNHEIM 2	26	68309	Mannheim	Thüringer Straße	143	Wohnung	Wohnung	3. OG.	links	77.84
2169	MANNHEIM 3	001	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	EG.	links	78.01
2170	MANNHEIM 3	002	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	EG.	mitte	78.01
2173	MANNHEIM 3	004	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	1. OG.	links	78.01
2175	MANNHEIM 3	005	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	1. OG.	mitte	78.01
2176	MANNHEIM 3	006	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	1. OG.	rechts	78.01
2179	MANNHEIM 3	008	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	2. OG.	mitte	78.01
2180	MANNHEIM 3	009	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	2. OG.	rechts	78.01
2182	MANNHEIM 3	010	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	3. OG.	links	78.01
2184	MANNHEIM 3	012	68309	Mannheim	Auf der Vogelstang	37	Wohnung	Wohnung	3. OG.	rechts	78.01
2412	MANNHEIM 3	S01	68309	Mannheim	Auf der Vogelstang	37	Stellplatz	Stellplatz
2413	MANNHEIM 3	S02	68309	Mannheim	Auf der Vogelstang	37	Stellplatz	Stellplatz
2414	MANNHEIM 3	S03	68309	Mannheim	Auf der Vogelstang	37	Stellplatz	Stellplatz
2417	MANNHEIM 3	S06	68309	Mannheim	Auf der Vogelstang	37	Stellplatz	Stellplatz
2185	MANNHEIM 3	013	68309	Mannheim	Auf der Vogelstang	39	Wohnung	Wohnung	EG.	links	80.05
2191	MANNHEIM 3	018	68309	Mannheim	Auf der Vogelstang	39	Wohnung	Wohnung	2. OG.	rechts	93.30
2193	MANNHEIM 3	019	68309	Mannheim	Auf der Vogelstang	39	Wohnung	Wohnung	3. OG.	links	80.05
2419	MANNHEIM 3	S07	68309	Mannheim	Auf der Vogelstang	39	Stellplatz	Stellplatz
2420	MANNHEIM 3	S08	68309	Mannheim	Auf der Vogelstang	39	Stellplatz	Stellplatz
2422	MANNHEIM 3	S10	68309	Mannheim	Auf der Vogelstang	39	Stellplatz	Stellplatz
2423	MANNHEIM 3	S11	68309	Mannheim	Auf der Vogelstang	39	Stellplatz	Stellplatz
2196	MANNHEIM 3	021	68309	Mannheim	Auf der Vogelstang	41	Wohnung	Wohnung	EG.	links	80.05
2197	MANNHEIM 3	022	68309	Mannheim	Auf der Vogelstang	41	Wohnung	Wohnung	EG.	rechts	93.30
2200	MANNHEIM 3	024	68309	Mannheim	Auf der Vogelstang	41	Wohnung	Wohnung	1. OG.	rechts	93.30
2201	MANNHEIM 3	025	68309	Mannheim	Auf der Vogelstang	41	Wohnung	Wohnung	2. OG.	links	80.05
2202	MANNHEIM 3	026	68309	Mannheim	Auf der Vogelstang	41	Wohnung	Wohnung	2. OG.	rechts	93.30
2205	MANNHEIM 3	028	68309	Mannheim	Auf der Vogelstang	41	Wohnung	Wohnung	3. OG.	rechts	93.30
2209	MANNHEIM 3	029	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	EG.	links	40.91
2211	MANNHEIM 3	031	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	EG.	rechts	69.71
2212	MANNHEIM 3	032	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	1. OG.	links	78.01
2213	MANNHEIM 3	033	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	1. OG.	mitte	78.01
2214	MANNHEIM 3	034	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	1. OG.	rechts	78.01
2215	MANNHEIM 3	035	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	2. OG.	links	78.01
2216	MANNHEIM 3	036	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	2. OG.	mitte	78.01
2217	MANNHEIM 3	037	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	2. OG.	rechts	78.01
2218	MANNHEIM 3	038	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	3. OG.	links	78.01
2219	MANNHEIM 3	039	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	3. OG.	mitte	78.01
2220	MANNHEIM 3	040	68309	Mannheim	Auf der Vogelstang	43	Wohnung	Wohnung	3. OG.	rechts	78.01
2223	MANNHEIM 3	042	68309	Mannheim	Auf der Vogelstang	45	Wohnung	Wohnung	EG.	rechts	93.30
2224	MANNHEIM 3	043	68309	Mannheim	Auf der Vogelstang	45	Wohnung	Wohnung	1. OG.	links	80.05
2226	MANNHEIM 3	044	68309	Mannheim	Auf der Vogelstang	45	Wohnung	Wohnung	1. OG.	rechts	93.30
2227	MANNHEIM 3	045	68309	Mannheim	Auf der Vogelstang	45	Wohnung	Wohnung	2. OG.	links	80.05
2228	MANNHEIM 3	046	68309	Mannheim	Auf der Vogelstang	45	Wohnung	Wohnung	2. OG.	rechts	93.30
2230	MANNHEIM 3	047	68309	Mannheim	Auf der Vogelstang	45	Wohnung	Wohnung	3. OG.	links	80.05
2234	MANNHEIM 3	049	68309	Mannheim	Auf der Vogelstang	47	Wohnung	Wohnung	EG.	links	69.71
2237	MANNHEIM 3	051	68309	Mannheim	Auf der Vogelstang	47	Wohnung	Wohnung	EG.	rechts	78.01
2239	MANNHEIM 3	053	68309	Mannheim	Auf der Vogelstang	47	Wohnung	Wohnung	1. OG.	mitte	78.01
2240	MANNHEIM 3	054	68309	Mannheim	Auf der Vogelstang	47	Wohnung	Wohnung	1. OG.	rechts	78.01
2243	MANNHEIM 3	057	68309	Mannheim	Auf der Vogelstang	47	Wohnung	Wohnung	2. OG.	rechts	78.01
2244	MANNHEIM 3	058	68309	Mannheim	Auf der Vogelstang	47	Wohnung	Wohnung	3. OG.	links	78.01
2246	MANNHEIM 3	060	68309	Mannheim	Auf der Vogelstang	47	Wohnung	Wohnung	3. OG.	rechts	78.01
2355	MANNHEIM 3	G133	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2370	MANNHEIM 3	G136	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2371	MANNHEIM 3	G137	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2372	MANNHEIM 3	G138	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2373	MANNHEIM 3	G139	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2374	MANNHEIM 3	G140	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2375	MANNHEIM 3	G141	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2376	MANNHEIM 3	G142	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2377	MANNHEIM 3	G143	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2378	MANNHEIM 3	G144	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2379	MANNHEIM 3	G145	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2382	MANNHEIM 3	G148	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2387	MANNHEIM 3	G153	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2388	MANNHEIM 3	G154	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2396	MANNHEIM 3	G162	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2399	MANNHEIM 3	G165	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2400	MANNHEIM 3	G166	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2401	MANNHEIM 3	G167	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2402	MANNHEIM 3	G168	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2403	MANNHEIM 3	G169	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2406	MANNHEIM 3	G172	68309	Mannheim	Auf der Vogelstang	54	Garage	Garage
2321	MANNHEIM 3	127	68309	Mannheim	Auf der Vogelstang	56	Wohnung	Wohnung	1. OG.	links	79.96
2351	MANNHEIM 3	129	68309	Mannheim	Auf der Vogelstang	56	Wohnung	Wohnung	2. OG.	links	79.96
2353	MANNHEIM 3	131	68309	Mannheim	Auf der Vogelstang	56	Wohnung	Wohnung	3. OG.	links	79.96
2354	MANNHEIM 3	132	68309	Mannheim	Auf der Vogelstang	56	Wohnung	Wohnung	3. OG.	rechts	110.42
2307	MANNHEIM 3	117	68309	Mannheim	Auf der Vogelstang	58	Wohnung	Wohnung	1. OG.	mitte	78.01
2309	MANNHEIM 3	118	68309	Mannheim	Auf der Vogelstang	58	Wohnung	Wohnung	1. OG.	rechts	78.01
2314	MANNHEIM 3	123	68309	Mannheim	Auf der Vogelstang	58	Wohnung	Wohnung	3. OG.	mitte	78.01
2292	MANNHEIM 3	105	68309	Mannheim	Auf der Vogelstang	60	Wohnung	Wohnung	EG.	links	80.05
2293	MANNHEIM 3	106	68309	Mannheim	Auf der Vogelstang	60	Wohnung	Wohnung	EG.	rechts	93.30
2295	MANNHEIM 3	107	68309	Mannheim	Auf der Vogelstang	60	Wohnung	Wohnung	1. OG.	links	80.05
2298	MANNHEIM 3	109	68309	Mannheim	Auf der Vogelstang	60	Wohnung	Wohnung	2. OG.	links	80.05
2299	MANNHEIM 3	110	68309	Mannheim	Auf der Vogelstang	60	Wohnung	Wohnung	2. OG.	rechts	93.30
2301	MANNHEIM 3	112	68309	Mannheim	Auf der Vogelstang	60	Wohnung	Wohnung	3. OG.	rechts	93.30
2283	MANNHEIM 3	097	68309	Mannheim	Auf der Vogelstang	62	Wohnung	Wohnung	EG.	links	80.05
2284	MANNHEIM 3	098	68309	Mannheim	Auf der Vogelstang	62	Wohnung	Wohnung	EG.	rechts	93.30
2285	MANNHEIM 3	099	68309	Mannheim	Auf der Vogelstang	62	Wohnung	Wohnung	1. OG.	links	80.05
2286	MANNHEIM 3	100	68309	Mannheim	Auf der Vogelstang	62	Wohnung	Wohnung	1. OG.	rechts	93.30
2287	MANNHEIM 3	101	68309	Mannheim	Auf der Vogelstang	62	Wohnung	Wohnung	2. OG.	links	80.05
2288	MANNHEIM 3	102	68309	Mannheim	Auf der Vogelstang	62	Wohnung	Wohnung	2. OG.	rechts	93.30
2276	MANNHEIM 3	090	68309	Mannheim	Auf der Vogelstang	64	Wohnung	Wohnung	EG.	rechts	93.30
2277	MANNHEIM 3	091	68309	Mannheim	Auf der Vogelstang	64	Wohnung	Wohnung	1. OG.	links	80.05
2278	MANNHEIM 3	092	68309	Mannheim	Auf der Vogelstang	64	Wohnung	Wohnung	1. OG.	rechts	93.30
2279	MANNHEIM 3	093	68309	Mannheim	Auf der Vogelstang	64	Wohnung	Wohnung	2. OG.	links	80.05
2280	MANNHEIM 3	094	68309	Mannheim	Auf der Vogelstang	64	Wohnung	Wohnung	2. OG.	rechts	93.30
2281	MANNHEIM 3	095	68309	Mannheim	Auf der Vogelstang	64	Wohnung	Wohnung	3. OG.	links	80.05
2282	MANNHEIM 3	096	68309	Mannheim	Auf der Vogelstang	64	Wohnung	Wohnung	3. OG.	rechts	93.30
2268	MANNHEIM 3	082	68309	Mannheim	Auf der Vogelstang	66	Wohnung	Wohnung	EG.	rechts	110.42
2273	MANNHEIM 3	087	68309	Mannheim	Auf der Vogelstang	66	Wohnung	Wohnung	3. OG.	links	79.96
2256	MANNHEIM 3	070	68309	Mannheim	Auf der Vogelstang	68	Wohnung	Wohnung	EG.	mitte	78.01
2257	MANNHEIM 3	071	68309	Mannheim	Auf der Vogelstang	68	Wohnung	Wohnung	EG.	rechts	40.91
2259	MANNHEIM 3	073	68309	Mannheim	Auf der Vogelstang	68	Wohnung	Wohnung	1. OG.	mitte	78.01
2260	MANNHEIM 3	074	68309	Mannheim	Auf der Vogelstang	68	Wohnung	Wohnung	1. OG.	rechts	78.01
2261	MANNHEIM 3	075	68309	Mannheim	Auf der Vogelstang	68	Wohnung	Wohnung	2. OG.	links	78.01
2263	MANNHEIM 3	077	68309	Mannheim	Auf der Vogelstang	68	Wohnung	Wohnung	2. OG.	rechts	78.01
2265	MANNHEIM 3	079	68309	Mannheim	Auf der Vogelstang	68	Wohnung	Wohnung	3. OG.	mitte	78.01
2247	MANNHEIM 3	061	68309	Mannheim	Auf der Vogelstang	70	Wohnung	Wohnung	EG.	links	80.05
2248	MANNHEIM 3	062	68309	Mannheim	Auf der Vogelstang	70	Wohnung	Wohnung	EG.	rechts	93.30
2249	MANNHEIM 3	063	68309	Mannheim	Auf der Vogelstang	70	Wohnung	Wohnung	1. OG.	links	80.05
2251	MANNHEIM 3	065	68309	Mannheim	Auf der Vogelstang	70	Wohnung	Wohnung	2. OG.	links	80.05
2253	MANNHEIM 3	067	68309	Mannheim	Auf der Vogelstang	70	Wohnung	Wohnung	3. OG.	links	80.05
1646	MANNHEIM 4	04	68309	Mannheim	Rostocker Weg	2	Wohnung	Wohnung	1. OG.	mitte	77.84
1666	MANNHEIM 4	08	68309	Mannheim	Rostocker Weg	2	Wohnung	Wohnung	2. OG.	rechts	77.84
1676	MANNHEIM 4	11	68309	Mannheim	Rostocker Weg	2	Wohnung	Wohnung	3. OG.	rechts	77.84

1678	MANNHEIM 4	12	68309	Mannheim	Rostocker Weg	2	Wohnung	Wohnung	3. OG.	links	77.84
1680	MANNHEIM 4	17	68309	Mannheim	Rostocker Weg	4	Wohnung	Wohnung	2. OG.	rechts	98.71
1681	MANNHEIM 4	18	68309	Mannheim	Rostocker Weg	4	Wohnung	Wohnung	2. OG.	links	79.97
1682	MANNHEIM 4	20	68309	Mannheim	Rostocker Weg	4	Wohnung	Wohnung	3. OG.	links	79.97
1683	MANNHEIM 4	22	68309	Mannheim	Rostocker Weg	6	Wohnung	Wohnung	EG.	links	79.97
1685	MANNHEIM 4	23	68309	Mannheim	Rostocker Weg	6	Wohnung	Wohnung	1. OG.	rechts	98.71
1687	MANNHEIM 4	24	68309	Mannheim	Rostocker Weg	6	Wohnung	Wohnung	1. OG.	links	79.97
1689	MANNHEIM 4	29	68309	Mannheim	Rostocker Weg	8	Wohnung	Wohnung	EG.	rechts	41.05
1690	MANNHEIM 4	31	68309	Mannheim	Rostocker Weg	8	Wohnung	Wohnung	EG.	mitte	77.84
1693	MANNHEIM 4	33	68309	Mannheim	Rostocker Weg	8	Wohnung	Wohnung	1. OG.	links	77.84
1696	MANNHEIM 4	38	68309	Mannheim	Rostocker Weg	8	Wohnung	Wohnung	3. OG.	rechts	77.84
1699	MANNHEIM 4	39	68309	Mannheim	Rostocker Weg	8	Wohnung	Wohnung	3. OG.	links	77.84
1701	MANNHEIM 4	40	68309	Mannheim	Rostocker Weg	8	Wohnung	Wohnung	3. OG.	mitte	77.84
545	MAYA	05	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	2. OG.	rechts hinte	97.36
802	MAYA	09	65185	Wiesbaden	Mainzer Str.	25	Gewerbe	Laden	3. OG.	vorne rechts und vorne links		168.60
808	MAYA	11	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	4. OG.	rechts hinte	97.18
816	MAYA	14	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	5. OG.	links hinten	75.58
817	MAYA	15	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	5. OG.	rechts hinte	102.76
818	MAYA	16	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	5. OG.	rechts vorn	101.50
822	MAYA	20	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	6. OG.	rechts vorn	101.50
8463	MAYA	01a	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung		mitte links	68.92
10473	MAYA	01c	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	EG.	rechts	67.50
8464	MAYA	03a	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	1. OG.	mitte links	70.87
10475	MAYA	03c	65185	Wiesbaden	Mainzer Str.	25	Wohnung	Wohnung	1. OG.	rechts	95.33
1004	MAYA	G062 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1005	MAYA	G063 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1011	MAYA	G064 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1012	MAYA	G065 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1013	MAYA	G066 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1015	MAYA	G068 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1019	MAYA	G072 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1020	MAYA	G073 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1021	MAYA	G074 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
1022	MAYA	G075 Abris	65185	Wiesbaden	Mainzer Str.	25	Garage	Garage
8488	MAYA	S01	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8489	MAYA	S02	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8490	MAYA	S03	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8491	MAYA	S04	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8492	MAYA	S05	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8493	MAYA	S06	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8495	MAYA	S08	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8496	MAYA	S09	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8501	MAYA	S10	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8503	MAYA	S11	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8505	MAYA	S12	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8506	MAYA	S13	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8507	MAYA	S14	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8509	MAYA	S15	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8510	MAYA	S16	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8512	MAYA	S17	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8516	MAYA	S19	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8517	MAYA	S20	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8523	MAYA	S23	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8525	MAYA	S25	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
8526	MAYA	S26	65185	Wiesbaden	Mainzer Str.	25	Stellplatz	Stellplatz
832	MAYA	30	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	EG.	links hinten	68.10
833	MAYA	31	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	EG.	rechts hinte	92.20
834	MAYA	32	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	EG.	rechts vorn	68.10
835	MAYA	33	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	EG.	links vorne	68.10
836	MAYA	34	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	1. OG.	links hinten	70.20
837	MAYA	35	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	1. OG.	rechts hinte	95.00
839	MAYA	36	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	1. OG.	rechts vorn	95.10
856	MAYA	38	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	2. OG.	links hinten	71.90
857	MAYA	39	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	2. OG.	rechts hinte	97.60
858	MAYA	40	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	2. OG.	rechts vorn	97.60
859	MAYA	41	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	2. OG.	links vorne	71.90
861	MAYA	43	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	3. OG.	rechts hinte	97.60
862	MAYA	44	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	3. OG.	rechts vorn	97.60
868	MAYA	50	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	5. OG.	links hinten	72.50
870	MAYA	52	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	5. OG.	rechts vorn	72.50
871	MAYA	53	65185	Wiesbaden	Mainzer Str.	25a	Wohnung	Wohnung	5. OG.	links vorne	98.50
1014	MAYA	G067 Abris	65185	Wiesbaden	Mainzer Str.	25a	Garage	Garage
1016	MAYA	G069 Abris	65185	Wiesbaden	Mainzer Str.	25a	Garage	Garage
1017	MAYA	G070 Abris	65185	Wiesbaden	Mainzer Str.	25a	Garage	Garage
1018	MAYA	G071 Abris	65185	Wiesbaden	Mainzer Str.	25a	Garage	Garage
8494	MAYA	S07	65185	Wiesbaden	Mainzer Str.	25a	Stellplatz	Stellplatz
8514	MAYA	S18	65185	Wiesbaden	Mainzer Str.	25a	Stellplatz	Stellplatz
8519	MAYA	S21	65185	Wiesbaden	Mainzer Str.	25a	Stellplatz	Stellplatz
8521	MAYA	S22	65185	Wiesbaden	Mainzer Str.	25a	Stellplatz	Stellplatz
8524	MAYA	S24	65185	Wiesbaden	Mainzer Str.	25a	Stellplatz	Stellplatz
7557	MAYA 1	Objekt-Nr.	29699	Bomlitz	Uferstr.	5	Wohnung	Reihenhaus			94.91
7561	MAYA 1	Objekt-Nr.	29699	Bomlitz	Waldstr.	6	Wohnung	Reihenhaus			89.44
6652	MAYA 2	05	31675	Bückeburg	Oderstraße	1	Wohnung	Wohnung	EG.	links	64.49
6653	MAYA 2	06	31675	Bückeburg	Oderstraße	1	Wohnung	Wohnung	EG.	rechts	64.65
6655	MAYA 2	08	31675	Bückeburg	Oderstraße	1	Wohnung	Wohnung	1. OG.	rechts	64.65
6656	MAYA 2	09	31675	Bückeburg	Oderstraße	2	Wohnung	Wohnung	EG.	links	64.49
6658	MAYA 2	11	31675	Bückeburg	Oderstraße	2	Wohnung	Wohnung	1. OG.	links	64.49
6660	MAYA 2	13	31675	Bückeburg	Oderstraße	3	Wohnung	Wohnung	EG.	links	64.49
6662	MAYA 2	15	31675	Bückeburg	Oderstraße	3	Wohnung	Wohnung	1. OG.	links	64.49
6664	MAYA 2	16	31675	Bückeburg	Oderstraße	3	Wohnung	Wohnung	1. OG.	rechts	64.65
6788	MAYA 2	54	31675	Bückeburg	Oderstraße	3	Garage	Garage
6842	MAYA 2	S83	31675	Bückeburg	Oderstraße	3	Garage	Garage
6847	MAYA 2	S86	31675	Bückeburg	Oderstraße	3	Garage	Garage
6849	MAYA 2	S87	31675	Bückeburg	Oderstraße	3	Garage	Garage
6853	MAYA 2	S89	31675	Bückeburg	Oderstraße	3	Garage	Garage
6856	MAYA 2	S91	31675	Bückeburg	Oderstraße	3	Garage	Garage
6858	MAYA 2	S92	31675	Bückeburg	Oderstraße	3	Garage	Garage
6665	MAYA 2	17	31675	Bückeburg	Oderstraße	4	Wohnung	Wohnung	EG.	links	64.49
6670	MAYA 2	19	31675	Bückeburg	Oderstraße	4	Wohnung	Wohnung	1. OG.	links	64.49
6834	MAYA 2	S76	31675	Bückeburg	Oderstraße	4	Garage	Garage
6835	MAYA 2	S77	31675	Bückeburg	Oderstraße	4	Garage	Garage
6836	MAYA 2	S78	31675	Bückeburg	Oderstraße	4	Garage	Garage
6837	MAYA 2	S79	31675	Bückeburg	Oderstraße	4	Garage	Garage
6840	MAYA 2	S81	31675	Bückeburg	Oderstraße	4	Garage	Garage
7226	MAYA 2	02	31675	Bückeburg	Stettiner Straße	16	Wohnung	Wohnung	EG.	rechts	69.05
6674	MAYA 2	21	31675	Bückeburg	Sudetenstraße	19	Wohnung	Wohnung	EG.	links	51.64
6675	MAYA 2	22	31675	Bückeburg	Sudetenstraße	19	Wohnung	Wohnung	EG.	rechts	81.36
6678	MAYA 2	23	31675	Bückeburg	Sudetenstraße	19	Wohnung	Wohnung	1. OG.	links	51.64
6679	MAYA 2	24	31675	Bückeburg	Sudetenstraße	19	Wohnung	Wohnung	1. OG.	rechts	81.36
6766	MAYA 2	42	31675	Bückeburg	Sudetenstraße	19	Garage	Garage
6767	MAYA 2	43	31675	Bückeburg	Sudetenstraße	19	Garage	Garage
6807	MAYA 2	63	31675	Bückeburg	Sudetenstraße	19	Garage	Garage
6809	MAYA 2	64	31675	Bückeburg	Sudetenstraße	19	Garage	Garage
6680	MAYA 2	25	31675	Bückeburg	Sudetenstraße	20	Wohnung	Wohnung	EG.	links	64.49
6823	MAYA 2	S70	31675	Bückeburg	Sudetenstraße	20	Garage	Garage
6825	MAYA 2	S71	31675	Bückeburg	Sudetenstraße	20	Garage	Garage
6826	MAYA 2	S72	31675	Bückeburg	Sudetenstraße	20	Garage	Garage
6795	MAYA 2	58	31675	Bückeburg	Sudetenstraße	21	Garage	Garage
6799	MAYA 2	60	31675	Bückeburg	Sudetenstraße	21	Garage	Garage
6724	MAYA 2	34	31675	Bückeburg	Sudetenstraße	22	Wohnung	Wohnung	EG.	rechts	64.65
6726	MAYA 2	35	31675	Bückeburg	Sudetenstraße	22	Wohnung	Wohnung	1. OG.	links	64.49
6775	MAYA 2	47	31675	Bückeburg	Sudetenstraße	22	Garage	Garage
6778	MAYA 2	48	31675	Bückeburg	Sudetenstraße	22	Garage	Garage
3347	MAYA 2	01	38518	Gifhorn	Hohe Luft	1	Wohnung	Wohnung	EG.	links	66.30
3353	MAYA 2	07	38518	Gifhorn	Hohe Luft	5	Wohnung	Wohnung	EG.	links	62.91
3362	MAYA 2	16	38518	Gifhorn	Hohe Luft	9	Wohnung	Wohnung	EG.	rechts	67.82
3365	MAYA 2	19	38518	Gifhorn	Hohe Luft	11	Wohnung	Wohnung	EG.	links	67.93
3372	MAYA 2	G26	38518	Gifhorn	Hohe Luft	11	Garage	Garage

3377	MAYA 2	S31	38518	Gifhorn	Hohe Luft	11	Stellplatz	Stellplatz
3380	MAYA 2	S34	38518	Gifhorn	Hohe Luft	11	Stellplatz	Stellplatz
3381	MAYA 2	S35	38518	Gifhorn	Hohe Luft	11	Stellplatz	Stellplatz
3385	MAYA 2	S39	38518	Gifhorn	Hohe Luft	11	Stellplatz	Stellplatz
3389	MAYA 2	S43	38518	Gifhorn	Hohe Luft	11	Stellplatz	Stellplatz
3335	MAYA 2	4	38518	Gifhorn	Müllersteg	14	Wohnung	Wohnung	1. OG.	rechts	62.59
3336	MAYA 2	5	38518	Gifhorn	Müllersteg	16	Wohnung	Wohnung	EG.	links	62.69
3338	MAYA 2	7	38518	Gifhorn	Müllersteg	16	Wohnung	Wohnung	1. OG.	links	62.69
3344	MAYA 2	G13	38518	Gifhorn	Müllersteg	16	Garage	Garage
3345	MAYA 2	G14	38518	Gifhorn	Müllersteg	16	Garage	Garage
3346	MAYA 2	G15	38518	Gifhorn	Müllersteg	16	Garage	Garage
6276	MAYA 2	03	30559	Hannover	Oderstraße	1	Wohnung	Wohnung	1. OG.	links	79.11
6281	MAYA 2	07	30559	Hannover	Oderstraße	3	Wohnung	Wohnung	EG.	links	65.13
6285	MAYA 2	11	30559	Hannover	Oderstraße	3	Wohnung	Wohnung	2. OG.	links	65.13
6286	MAYA 2	12	30559	Hannover	Oderstraße	3	Wohnung	Wohnung	2. OG.	rechts	62.23
6299	MAYA 2	17	30559	Hannover	Oderstraße	5	Wohnung	Wohnung	2. OG.	links	80.12
6308	MAYA 2	20	30559	Hannover	Oderstraße	7	Wohnung	Wohnung	EG.	rechts	98.22
2798	MAYA 2	03	38448	Wolfsburg	Leipziger Str.	4	Wohnung	Wohnung	1. OG.	links	65.62
2799	MAYA 2	04	38448	Wolfsburg	Leipziger Str.	4	Wohnung	Wohnung	1. OG.	rechts	65.62
2805	MAYA 2	09	38448	Wolfsburg	Leipziger Str.	6	Wohnung	Wohnung	EG.	links	65.62
2849	MAYA 2	G31	38448	Wolfsburg	Leipziger Str.	6	Garage	Garage
2850	MAYA 2	G32	38448	Wolfsburg	Leipziger Str.	6	Garage	Garage
2852	MAYA 2	G34	38448	Wolfsburg	Leipziger Str.	6	Garage	Garage
2865	MAYA 2	S46	38448	Wolfsburg	Leipziger Str.	6	Stellplatz	Stellplatz
2868	MAYA 2	S49	38448	Wolfsburg	Leipziger Str.	6	Stellplatz	Stellplatz
2869	MAYA 2	S50	38448	Wolfsburg	Leipziger Str.	6	Stellplatz	Stellplatz
2815	MAYA 2	15	38448	Wolfsburg	Leipziger Str.	8	Wohnung	Wohnung	1. OG.	links	65.62
2825	MAYA 2	19	38448	Wolfsburg	Leipziger Str.	10	Wohnung	Wohnung	EG.	links	65.62
2829	MAYA 2	21	38448	Wolfsburg	Leipziger Str.	10	Wohnung	Wohnung	1. OG.	links	65.62
2832	MAYA 2	22	38448	Wolfsburg	Leipziger Str.	10	Wohnung	Wohnung	1. OG.	rechts	65.62
2853	MAYA 2	G35	38448	Wolfsburg	Leipziger Str.	10	Garage	Garage
2854	MAYA 2	G36	38448	Wolfsburg	Leipziger Str.	10	Garage	Garage
2855	MAYA 2	G37	38448	Wolfsburg	Leipziger Str.	10	Garage	Garage
2856	MAYA 2	G38	38448	Wolfsburg	Leipziger Str.	10	Garage	Garage
2870	MAYA 2	S51	38448	Wolfsburg	Leipziger Str.	10	Stellplatz	Stellplatz
2871	MAYA 2	S52	38448	Wolfsburg	Leipziger Str.	10	Stellplatz	Stellplatz
2874	MAYA 2	S55	38448	Wolfsburg	Leipziger Str.	10	Stellplatz	Stellplatz
2875	MAYA 2	S56	38448	Wolfsburg	Leipziger Str.	10	Stellplatz	Stellplatz
2876	MAYA 2	S57	38448	Wolfsburg	Leipziger Str.	10	Stellplatz	Stellplatz
2835	MAYA 2	24	38448	Wolfsburg	Leipziger Str.	12	Wohnung	Wohnung	EG.	rechts	65.30
2838	MAYA 2	25	38448	Wolfsburg	Leipziger Str.	12	Wohnung	Wohnung	1. OG.	links	65.62
2800	MAYA 2	05	38448	Wolfsburg	Leipziger Str.	4a	Wohnung	Wohnung	EG.	links	65.62
7282	MAYA 3	13	47057	Duisburg	Kortumstraße	90	Wohnung	Wohnung	EG.	links	63.20
7283	MAYA 3	14	47057	Duisburg	Kortumstraße	90	Wohnung	Wohnung	EG.	mitte	31.34
7288	MAYA 3	19	47057	Duisburg	Kortumstraße	90	Wohnung	Wohnung	2. OG.	links	63.65
7289	MAYA 3	20	47057	Duisburg	Kortumstraße	90	Wohnung	Wohnung	2. OG.	mitte	31.46
7290	MAYA 3	21	47057	Duisburg	Kortumstraße	90	Wohnung	Wohnung	2. OG.	rechts	91.87
7291	MAYA 3	22	47057	Duisburg	Kortumstraße	92	Wohnung	Wohnung	EG.	links	76.76
7292	MAYA 3	23	47057	Duisburg	Kortumstraße	92	Wohnung	Wohnung	EG.	mitte	47.14
7293	MAYA 3	24	47057	Duisburg	Kortumstraße	92	Wohnung	Wohnung	EG.	rechts	62.99
7295	MAYA 3	26	47057	Duisburg	Kortumstraße	92	Wohnung	Wohnung	1. OG.	mitte	47.76
7296	MAYA 3	27	47057	Duisburg	Kortumstraße	92	Wohnung	Wohnung	1. OG.	rechts	63.79
7298	MAYA 3	29	47057	Duisburg	Kortumstraße	92	Wohnung	Wohnung	2. OG.	mitte	47.76
7299	MAYA 3	30	47057	Duisburg	Kortumstraße	92	Wohnung	Wohnung	2. OG.	rechts	66.34
7357	MAYA 3	06	47057	Duisburg	Kortumstraße	124	Wohnung	Wohnung	EG.		75.86
7358	MAYA 3	07	47057	Duisburg	Kortumstraße	124	Wohnung	Wohnung	1. OG.	links	63.32
7360	MAYA 3	09	47057	Duisburg	Kortumstraße	124	Wohnung	Wohnung	2. OG.	links	63.32
7368	MAYA 3	17	47057	Duisburg	Kortumstraße	128	Wohnung	Wohnung	1. OG.	links	63.32
7369	MAYA 3	18	47057	Duisburg	Kortumstraße	128	Wohnung	Wohnung	1. OG.	rechts	75.86
7370	MAYA 3	19	47057	Duisburg	Kortumstraße	128	Wohnung	Wohnung	2. OG.	links	63.32
7333	MAYA 3	02	47057	Duisburg	Richard-Dehmel-Straße	1	Wohnung	Wohnung	1. OG.	links	63.32
7335	MAYA 3	04	47057	Duisburg	Richard-Dehmel-Straße	1	Wohnung	Wohnung	2. OG.	links	63.32
7337	MAYA 3	06	47057	Duisburg	Richard-Dehmel-Straße	3	Wohnung	Wohnung	EG.		75.36
7338	MAYA 3	07	47057	Duisburg	Richard-Dehmel-Straße	3	Wohnung	Wohnung	1. OG.	links	75.36
7339	MAYA 3	08	47057	Duisburg	Richard-Dehmel-Straße	3	Wohnung	Wohnung	1. OG.	rechts	63.36
7341	MAYA 3	10	47057	Duisburg	Richard-Dehmel-Straße	3	Wohnung	Wohnung	2. OG.	rechts	63.36
7343	MAYA 3	12	47057	Duisburg	Richard-Wagner-Straße	65	Wohnung	Wohnung	1. OG.	links	63.32
7344	MAYA 3	13	47057	Duisburg	Richard-Wagner-Straße	65	Wohnung	Wohnung	1. OG.	rechts	75.86
7345	MAYA 3	14	47057	Duisburg	Richard-Wagner-Straße	65	Wohnung	Wohnung	2. OG.	links	63.32
7347	MAYA 3	16	47057	Duisburg	Richard-Wagner-Straße	67	Wohnung	Wohnung	EG.		75.86
7348	MAYA 3	17	47057	Duisburg	Richard-Wagner-Straße	67	Wohnung	Wohnung	1. OG.	links	75.86
7349	MAYA 3	18	47057	Duisburg	Richard-Wagner-Straße	67	Wohnung	Wohnung	1. OG.	rechts	63.32
7373	MAYA 3	22	47057	Duisburg	Silcherstraße	1	Wohnung	Wohnung	1. OG.	links	63.32
7376	MAYA 3	25	47057	Duisburg	Silcherstraße	1	Wohnung	Wohnung	2. OG.	rechts	75.86
7379	MAYA 3	28	47057	Duisburg	Silcherstraße	3	Wohnung	Wohnung	1. OG.	rechts	63.32
7380	MAYA 3	29	47057	Duisburg	Silcherstraße	3	Wohnung	Wohnung	2. OG.	links	75.86
7381	MAYA 3	30	47057	Duisburg	Silcherstraße	3	Wohnung	Wohnung	2. OG.	rechts	63.32
7387	MAYA 3	34	47057	Duisburg	Silcherstraße	5	Wohnung	Wohnung	2. OG.	links	63.32
7313	MAYA 3	01	47057	Duisburg	Uthmannstraße	1	Wohnung	Wohnung	EG.		75.86
7303	MAYA 3	34	47057	Duisburg	Uthmannstraße	2	Wohnung	Wohnung	2. OG.	links	75.86
7318	MAYA 3	07	47057	Duisburg	Uthmannstraße	3	Wohnung	Wohnung	1. OG.	links	75.86
7319	MAYA 3	08	47057	Duisburg	Uthmannstraße	3	Wohnung	Wohnung	1. OG.	rechts	63.32
7321	MAYA 3	10	47057	Duisburg	Uthmannstraße	3	Wohnung	Wohnung	2. OG.	rechts	63.31
7271	MAYA 3	02	47057	Duisburg	Wildstraße	38	Wohnung	Wohnung	1. OG.	links	75.86
7272	MAYA 3	03	47057	Duisburg	Wildstraße	38	Wohnung	Wohnung	1. OG.	rechts	63.32
7274	MAYA 3	05	47057	Duisburg	Wildstraße	38	Wohnung	Wohnung	2. OG.	rechts	63.32
7279	MAYA 3	10	47057	Duisburg	Wildstraße	40	Wohnung	Wohnung	2. OG.	rechts	75.86
7280	MAYA 3	11	47057	Duisburg	Wildstraße	42	Wohnung	Wohnung	EG.		73.04
7281	MAYA 3	12	47057	Duisburg	Wildstraße	42	Wohnung	Wohnung	1. OG.		76.54
7554	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.	links	55.48
7691	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.	rechts	37.64
7692	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.	rechts	96.96
7723	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.		75.49
7727	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.	links	54.23
7729	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.	links vorne	43.88
7730	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.		83.41
7739	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.	rechts	96.96
7742	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.		75.49
7744	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.		62.99
7746	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.	links	54.23
7747	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.		72.09
7555	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.	links vorne	43.88
7556	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.	links	83.10
7759	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.	links	65.98
7761	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	4. OG.	rechts	44.97
7765	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	4. OG.		34.49
7766	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	4. OG.		87.56
7783	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Praxis	1. OG.	links vorne		165.82
7784	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Antenne	1. OG.	rechts vorne
7785	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Praxis	1. OG.			68.60
7786	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Praxis	1. OG.			76.88
7787	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Praxis	1. OG.			67.40
7788	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Antenne	1. OG.
7789	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Praxis	1. OG.			89.89
7731	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.		72.82
7732	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.		72.56
7734	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.	links hinten	56.69
7735	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.	rechts	55.48
7767	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	4. OG.	links	67.78
7768	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	4. OG.	links	54.82
7769	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	4. OG.	links	89.31
7770	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	4. OG.	links	68.89
7771	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	4. OG.		61.55
7772	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	1. OG.		69.62
7773	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	2. OG.		62.99
7774	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Laden	EG.	rechts		k.a.
7775	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Laden	EG.	rechts		39.89
7776	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Laden	EG.			589.00

7777	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Laden	EG.	vorne		305.00
7782	MAYA 3		52249	Eschweiler	Grabenstr.	76	Gewerbe	Laden	1. OG.			89.89
7737	MAYA 3		52249	Eschweiler	Grabenstr.	76	Wohnung	Wohnung	3. OG.	rechts	37.64
8465	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8466	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8467	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8468	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8469	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8470	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8471	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8472	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8473	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8474	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8475	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8476	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8477	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8478	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8479	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8480	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8481	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8482	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8483	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8484	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8485	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8486	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8487	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8497	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8498	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8499	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8500	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8502	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8504	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8508	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8511	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8513	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8515	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8518	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8522	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8530	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8531	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8532	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8544	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
8545	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
8546	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
8547	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
8548	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
8533	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8534	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8535	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8536	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8537	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8538	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8520	MAYA 3		52249	Eschweiler	Grabenstr.	76	Garage	Garage
8540	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
8541	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
8542	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
8543	MAYA 3		52249	Eschweiler	Grabenstr.	76	sonstiges	Keller
1779	MAYA 3	049	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	EG.	links vorne	67.92
1781	MAYA 3	050	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	EG.	links hinten	67.44
1784	MAYA 3	052	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	EG.	rechts vorn	67.77
1787	MAYA 3	053	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	1. OG.	links vorne	67.73
1789	MAYA 3	054	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	1. OG.	links hinten	67.77
1791	MAYA 3	055	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	1. OG.	rechts hinte	67.92
1792	MAYA 3	056	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	1. OG.	rechts vorn	67.44
1795	MAYA 3	058	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	2. OG.	links hinten	67.77
1796	MAYA 3	059	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	2. OG.	rechts hinte	67.92
1798	MAYA 3	061	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	3. OG.	links vorne	67.73
1799	MAYA 3	062	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	3. OG.	links hinten	67.77
1800	MAYA 3	063	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	3. OG.	rechts hinte	67.92
1801	MAYA 3	064	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	3. OG.	rechts vorn	67.44
1806	MAYA 3	069	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	5. OG.	links vorne	67.73
1809	MAYA 3	071	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	5. OG.	rechts hinte	67.92
1811	MAYA 3	072	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	5. OG.	rechts hinte	67.44
1813	MAYA 3	073	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	6. OG.	links vorne	67.73
1824	MAYA 3	074	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	6. OG.	links hinten	67.77
1830	MAYA 3	075	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	6. OG.	rechts hinte	67.92
1833	MAYA 3	076	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	6. OG.	rechts vorn	67.44
1837	MAYA 3	077	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	7. OG.	links vorne	67.73
1842	MAYA 3	078	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	7. OG.	links hinten	67.77
1846	MAYA 3	079	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	7. OG.	rechts hinte	67.92
1849	MAYA 3	080	90491	Nürnberg	Hardenbergstr.	90	Wohnung	Wohnung	7. OG.	rechts vorn	67.44
2119	MAYA 3	S06	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2120	MAYA 3	S07	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2121	MAYA 3	S08	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2122	MAYA 3	S09	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2125	MAYA 3	S10	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2124	MAYA 3	S11	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2126	MAYA 3	S12	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2123	MAYA 3	S13	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2130	MAYA 3	S15	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2131	MAYA 3	S16	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2133	MAYA 3	S18	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2134	MAYA 3	S19	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2135	MAYA 3	S20	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2137	MAYA 3	S21	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2138	MAYA 3	S22	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2140	MAYA 3	S24	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2141	MAYA 3	S25	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2142	MAYA 3	S26	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2143	MAYA 3	S27	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
2144	MAYA 3	S28	90491	Nürnberg	Hardenbergstr.	90	Stellplatz	Stellplatz
1894	MAYA 3	G092	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1900	MAYA 3	G094	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1902	MAYA 3	G095	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1907	MAYA 3	G097	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1908	MAYA 3	G098	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1911	MAYA 3	G099	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1912	MAYA 3	G100	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1917	MAYA 3	G102	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1925	MAYA 3	G105	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
1927	MAYA 3	G107	90491	Nürnberg	Hardenbergstr.	88 A	Garage	Garage
2098	MAYA 3	G134	90491	Nürnberg	Witzlebenstr.	2	Garage	Garage
1945	MAYA 3	001	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	EG.	links vorne	67.92
1947	MAYA 3	002	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	EG.	links hinten	67.92
1952	MAYA 3	003	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	EG.	rechts hinte	67.73
1963	MAYA 3	006	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	1. OG.	links hinten	67.77
1970	MAYA 3	008	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	1. OG.	rechts vorn	67.92
1971	MAYA 3	009	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	2. OG.	links vorne	67.73
1972	MAYA 3	010	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	2. OG.	links hinten	67.77
1974	MAYA 3	012	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	2. OG.	rechts vorn	67.92
1975	MAYA 3	013	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	3. OG.	links vorne	67.73
1976	MAYA 3	014	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	3. OG.	links hinten	67.77
1977	MAYA 3	015	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	3. OG.	rechts hinte	67.92
1978	MAYA 3	016	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	3. OG.	rechts vorn	67.92
1979	MAYA 3	017	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	4. OG.	links vorne	67.73
1980	MAYA 3	018	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	4. OG.	links hinten	67.77
1984	MAYA 3	022	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	5. OG.	links hinten	67.77
1985	MAYA 3	023	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	5. OG.	rechts hinte	67.92

1986	MAYA 3	024	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	5. OG.	rechts vorn	67.92
1988	MAYA 3	026	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	6. OG.	links hinten	67.77
1989	MAYA 3	027	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	6. OG.	rechts hinte	67.92
1990	MAYA 3	028	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	6. OG.	rechts vorn	67.92
1991	MAYA 3	029	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	7. OG.	links vorne	67.73
1993	MAYA 3	031	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	7. OG.	rechts hinte	67.92
1994	MAYA 3	032	90491	Nürnberg	Witzlebenstr.	4	Wohnung	Wohnung	7. OG.	rechts vorn	67.92
1995	MAYA 3	033	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	EG.	links vorne	67.92
1996	MAYA 3	034	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	EG.	links hinten	67.92
1997	MAYA 3	035	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	EG.	rechts hinte	67.73
2001	MAYA 3	039	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	1. OG.	rechts hinte	67.92
2002	MAYA 3	040	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	1. OG.	rechts vorn	67.92
2006	MAYA 3	043	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	2. OG.	rechts hinte	67.92
2007	MAYA 3	044	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	2. OG.	rechts vorn	67.92
2008	MAYA 3	045	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	3. OG.	links vorne	67.73
2010	MAYA 3	046	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	3. OG.	links hinten	67.77
2011	MAYA 3	047	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	3. OG.	rechts hinte	67.92
2012	MAYA 3	048	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	3. OG.	rechts vorn	67.92
2013	MAYA 3	049	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	4. OG.	links vorne	67.73
2014	MAYA 3	050	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	4. OG.	links hinten	67.77
2017	MAYA 3	053	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	5. OG.	links vorne	67.73
2019	MAYA 3	055	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	5. OG.	rechts hinte	67.92
2020	MAYA 3	056	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	5. OG.	rechts vorn	67.92
2024	MAYA 3	060	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	6. OG.	rechts vorn	67.92
2025	MAYA 3	061	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	7. OG.	links vorne	67.73
2027	MAYA 3	063	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	7. OG.	rechts hinte	67.92
2028	MAYA 3	064	90491	Nürnberg	Witzlebenstr.	6	Wohnung	Wohnung	7. OG.	rechts vorn	67.92
2108	MAYA 3	G144	90491	Nürnberg	Witzlebenstr.	8	Garage	Garage
2109	MAYA 3	G145	90491	Nürnberg	Witzlebenstr.	8	Garage	Garage
2029	MAYA 3	065	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	EG.	links vorne	67.92
2030	MAYA 3	066	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	EG.	links hinten	67.92
2031	MAYA 3	067	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	EG.	rechts hinte	67.73
2032	MAYA 3	068	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	EG.	rechts vorn	67.77
2033	MAYA 3	069	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	1. OG.	links vorne	67.73
2035	MAYA 3	071	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	1. OG.	rechts hinte	67.92
2037	MAYA 3	073	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	2. OG.	links vorne	67.73
2038	MAYA 3	074	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	2. OG.	links hinten	67.77
2039	MAYA 3	075	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	2. OG.	rechts hinte	67.92
2042	MAYA 3	078	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	3. OG.	links hinten	67.77
2044	MAYA 3	080	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	3. OG.	rechts vorn	67.92
2045	MAYA 3	081	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	4. OG.	links vorne	67.73
2046	MAYA 3	082	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	4. OG.	links hinten	67.77
2047	MAYA 3	083	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	4. OG.	rechts hinte	67.92
2049	MAYA 3	085	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	5. OG.	links vorne	67.73
2051	MAYA 3	087	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	5. OG.	rechts hinte	67.92
2053	MAYA 3	089	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	6. OG.	links vorne	67.73
2055	MAYA 3	091	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	6. OG.	rechts hinte	67.92
2056	MAYA 3	092	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	6. OG.	rechts vorn	67.92
2057	MAYA 3	093	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	7. OG.	links vorne	67.73
2058	MAYA 3	094	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	7. OG.	links hinten	67.77
2060	MAYA 3	096	90491	Nürnberg	Witzlebenstr.	10	Wohnung	Wohnung	7. OG.	rechts vorn	67.92
2061	MAYA 3	097	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	EG.	links vorne	66.58
2062	MAYA 3	098	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	EG.	links hinten	67.06
2063	MAYA 3	099	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	EG.	rechts hinte	67.73
2064	MAYA 3	100	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	EG.	rechts vorn	67.77
2065	MAYA 3	101	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	1. OG.	links vorne	67.73
2066	MAYA 3	102	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	1. OG.	links hinten	67.77
2067	MAYA 3	103	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	1. OG.	rechts hinte	66.58
2068	MAYA 3	104	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	1. OG.	rechts vorn	67.06
2070	MAYA 3	106	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	2. OG.	links hinten	67.77
2071	MAYA 3	107	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	2. OG.	rechts hinte	66.58
2072	MAYA 3	108	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	2. OG.	rechts vorn	67.06
2073	MAYA 3	109	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	3. OG.	links vorne	67.73
2074	MAYA 3	110	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	3. OG.	links hinten	67.77
2075	MAYA 3	111	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	3. OG.	rechts hinte	66.58
2076	MAYA 3	112	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	3. OG.	rechts vorn	67.06
2080	MAYA 3	116	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	4. OG.	rechts vorn	67.06
2083	MAYA 3	119	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	5. OG.	rechts hinte	66.58
2084	MAYA 3	120	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	5. OG.	rechts vorn	67.06
2087	MAYA 3	123	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	6. OG.	rechts hinte	66.58
2088	MAYA 3	124	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	6. OG.	rechts vorn	67.06
2091	MAYA 3	127	90491	Nürnberg	Witzlebenstr.	14	Wohnung	Wohnung	7. OG.	rechts hinte	66.58
	MAYA 3	052	90491	Nürnberg	Hardenbergstr.	90	sonstiges	Antenne
	MAYA 3	052	90491	Nürnberg	Hardenbergstr.	90	sonstiges	Antenne
8442	MERCEDES	01	73734	Esslingen am Neckar	Eichendorffstr.	74	Wohnung	Wohnung	EG.	rechts	108.00
9059	MERCEDES	03	73734	Esslingen am Neckar	Eichendorffstr.	74	Wohnung	Wohnung	1. OG.	rechts	108.00
8441	MERCEDES	02	73734	Esslingen am Neckar	Eichendorffstr.	76	Wohnung	Wohnung	EG.	links	79.40
8955	MERCEDES	04	73734	Esslingen am Neckar	Eichendorffstr.	76	Wohnung	Wohnung	1. OG.	links	79.40
21	MERCEDES	G05 (vorl.)	73734	Esslingen am Neckar	Eichendorffstr.	115	Garage	Garage
10247	MERCEDES	G06 (vorl.)	73734	Esslingen am Neckar	Eichendorffstr.	117	Garage	Garage
9791	MERCEDES	01	73733	Esslingen am Neckar	Weinstr.	1	Wohnung	Wohnung	EG.	links	44.80
10077	MERCEDES	02	73733	Esslingen am Neckar	Weinstr.	1	Wohnung	Wohnung	EG.	rechts	55.90
10078	MERCEDES	03	73733	Esslingen am Neckar	Weinstr.	1	Wohnung	Wohnung	1. OG.	links	44.50
10080	MERCEDES	04	73733	Esslingen am Neckar	Weinstr.	1	Wohnung	Wohnung	1. OG.	rechts	57.00
10186	MERCEDES	05	73733	Esslingen am Neckar	Weinstr.	1	Wohnung	Wohnung	2. OG.	links	45.40
10187	MERCEDES	06	73733	Esslingen am Neckar	Weinstr.	1	Wohnung	Wohnung	2. OG.	rechts	57.40
9637	MERCEDES	07	73733	Esslingen am Neckar	Weinstr.	1	Wohnung	Wohnung	DG.	links	39.50
9184	MERCEDES	08	73733	Esslingen am Neckar	Weinstr.	1	Wohnung	Wohnung	DG.	rechts	50.00
10188	MERCEDES	09	73733	Esslingen am Neckar	Weinstr.	3	Wohnung	Wohnung	EG.	links	44.90
10189	MERCEDES	10	73733	Esslingen am Neckar	Weinstr.	3	Wohnung	Wohnung	EG.	rechts	53.00
10190	MERCEDES	11	73733	Esslingen am Neckar	Weinstr.	3	Wohnung	Wohnung	1. OG.	links	45.00
10191	MERCEDES	12	73733	Esslingen am Neckar	Weinstr.	3	Wohnung	Wohnung	1. OG.	rechts	54.30
10192	MERCEDES	13	73733	Esslingen am Neckar	Weinstr.	3	Wohnung	Wohnung	2. OG.	links	45.20
10193	MERCEDES	14	73733	Esslingen am Neckar	Weinstr.	3	Wohnung	Wohnung	2. OG.	rechts	55.80
10194	MERCEDES	15	73733	Esslingen am Neckar	Weinstr.	3	Wohnung	Wohnung	DG.	links	39.50
10195	MERCEDES	16	73733	Esslingen am Neckar	Weinstr.	3	Wohnung	Wohnung	DG.	rechts	47.80
10196	MERCEDES	17	73733	Esslingen am Neckar	Weinstr.	5	Wohnung	Wohnung	EG.		53.40
10197	MERCEDES	18	73733	Esslingen am Neckar	Weinstr.	5	Wohnung	Wohnung	1. OG.		54.50
10198	MERCEDES	19	73733	Esslingen am Neckar	Weinstr.	5	Wohnung	Wohnung	2. OG.		56.90
10199	MERCEDES	20	73733	Esslingen am Neckar	Weinstr.	5	Wohnung	Wohnung	DG.		48.40
10200	MERCEDES	01 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	80	Wohnung	Wohnung	EG.	links	65.95
10201	MERCEDES	02 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	80	Wohnung	Wohnung	EG.	rechts	42.54
10202	MERCEDES	03 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	80	Wohnung	Wohnung	1. OG.	links	65.95
10203	MERCEDES	04 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	80	Wohnung	Wohnung	1. OG.	rechts	42.54
10204	MERCEDES	05 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	80	Wohnung	Wohnung	2. OG.	links	65.95
10205	MERCEDES	06 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	80	Wohnung	Wohnung	2. OG.	rechts	42.54
10206	MERCEDES	07 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	82	Wohnung	Wohnung	EG.	links	53.23
10207	MERCEDES	08 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	82	Wohnung	Wohnung	EG.	rechts	29.66
10208	MERCEDES	09 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	82	Wohnung	Wohnung	1. OG.	links	53.23
10209	MERCEDES	10 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	82	Wohnung	Wohnung	1. OG.	rechts	29.66
10210	MERCEDES	11 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	82	Wohnung	Wohnung	2. OG.	links	53.23
10211	MERCEDES	12 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	82	Wohnung	Wohnung	2. OG.	rechts	29.66
10212	MERCEDES	13 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	84	Wohnung	Wohnung	EG.	links	53.23
10213	MERCEDES	14 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	84	Wohnung	Wohnung	EG.	rechts	43.04
10214	MERCEDES	15 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	84	Wohnung	Wohnung	1. OG.	links	53.23
10215	MERCEDES	16 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	84	Wohnung	Wohnung	1. OG.	rechts	42.54
10216	MERCEDES	17 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	84	Wohnung	Wohnung	2. OG.	links	53.23
10217	MERCEDES	18 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	84	Wohnung	Wohnung	2. OG.	rechts	42.54
10218	MERCEDES	19 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	86	Wohnung	Wohnung	EG.	links	53.23
10219	MERCEDES	20 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	86	Wohnung	Wohnung	EG.	rechts	42.54
10220	MERCEDES	21 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	86	Wohnung	Wohnung	1. OG.	links	53.23
10221	MERCEDES	22 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	86	Wohnung	Wohnung	1. OG.	rechts	42.54
10222	MERCEDES	23 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	86	Wohnung	Wohnung	2. OG.	links	42.54
10223	MERCEDES	24 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	86	Wohnung	Wohnung	2. OG.	rechts	42.54
10224	MERCEDES	25 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	88	Wohnung	Wohnung	EG.	links	57.43
10225	MERCEDES	26 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	88	Wohnung	Wohnung	EG.	rechts	56.03
10226	MERCEDES	27 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	88	Wohnung	Wohnung	1. OG.	links	70.81
10227	MERCEDES	28 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	88	Wohnung	Wohnung	1. OG.	rechts	56.03

10228	MERCEDES	29 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	88	Wohnung	Wohnung	2. OG.	links	70.81
10229	MERCEDES	30 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	88	Wohnung	Wohnung	2. OG.	rechts	66.72
10230	MERCEDES	31 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	90	Wohnung	Wohnung	EG.	links	57.33
10231	MERCEDES	32 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	90	Wohnung	Wohnung	EG.	rechts	42.66
10232	MERCEDES	33 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	90	Wohnung	Wohnung	1. OG.	links	57.07
10233	MERCEDES	34 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	90	Wohnung	Wohnung	1. OG.	rechts	29.97
10234	MERCEDES	35 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	90	Wohnung	Wohnung	2. OG.	rechts und	87.04
10235	MERCEDES	36 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	92	Wohnung	Wohnung	EG.	links	64.44
10237	MERCEDES	37 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	92	Wohnung	Wohnung	EG.	rechts	43.26
10236	MERCEDES	38 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	92	Wohnung	Wohnung	1. OG.	links	57.19
10238	MERCEDES	39 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	92	Wohnung	Wohnung	1. OG.	rechts	43.62
10239	MERCEDES	40 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	92	Wohnung	Wohnung	2. OG.	links	64.44
10240	MERCEDES	41 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	92	Wohnung	Wohnung	2. OG.	rechts	43.26
10241	MERCEDES	42 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	94	Wohnung	Wohnung	EG.	links	57.37
10242	MERCEDES	43 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	94	Wohnung	Wohnung	EG.	rechts	38.12
10243	MERCEDES	44 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	94	Wohnung	Wohnung	1. OG.	links	57.37
10244	MERCEDES	45 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	94	Wohnung	Wohnung	1. OG.	rechts	45.37
10245	MERCEDES	46 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	94	Wohnung	Wohnung	2. OG.	links	57.37
10246	MERCEDES	47 (vorl.)	70435	Stuttgart-Zuffenhausen	Marconistr.	94	Wohnung	Wohnung	2. OG.	rechts	38.12
14846	MOSES	023 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	EG.		102.47
14847	MOSES	024 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	1. OG.	links	78.45
14848	MOSES	025 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	1. OG.	rechts	58.83
14849	MOSES	026 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	2. OG.	links	78.45
14850	MOSES	027 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	2. OG.	rechts	58.83
14851	MOSES	028 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	3. OG.	links	78.45
14852	MOSES	029 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	3. OG.	rechts	58.83
14853	MOSES	030 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	4. OG.	links	78.45
14854	MOSES	031 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	4. OG.	rechts	58.83
14855	MOSES	032 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	5. OG.	links	78.45
14856	MOSES	033 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	5. OG.	rechts	58.83
14857	MOSES	034 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	6. OG.	links	78.45
14858	MOSES	035 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	6. OG.	rechts	58.83
14859	MOSES	036 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	7. OG.	links	78.45
14860	MOSES	037 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	7. OG.	rechts	58.83
14861	MOSES	038 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	8. OG.	links	78.45
14862	MOSES	039 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	8. OG.	rechts	58.83
14863	MOSES	040 (vorl.)	97084	Würzburg	Bonner Str.	10	Wohnung	Wohnung	DG.	rechts	68.95
14926	MOSES	G 101 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14927	MOSES	G 102 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14928	MOSES	G 103 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14929	MOSES	G 104 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14930	MOSES	G 105 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14931	MOSES	G 106 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14932	MOSES	G 107 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14933	MOSES	G 108 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14934	MOSES	G 109 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14935	MOSES	G 110 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14936	MOSES	G 111 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14937	MOSES	G 112 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14938	MOSES	G 113 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14943	MOSES	G 114 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14939	MOSES	G 115 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14941	MOSES	G 116 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14940	MOSES	G 117 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14942	MOSES	G 118 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14944	MOSES	G 119 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14945	MOSES	G 120 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14946	MOSES	G 121 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14947	MOSES	G 122 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14948	MOSES	G 123 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14949	MOSES	G 124 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14950	MOSES	G 125 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14951	MOSES	G 126 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14952	MOSES	G 127 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14953	MOSES	G 128 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14954	MOSES	G 129 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14955	MOSES	G 130 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14956	MOSES	G 131 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14957	MOSES	G 132 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
14958	MOSES	G 133 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16110	MOSES	G 134 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16111	MOSES	G 135 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16112	MOSES	G 136 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16113	MOSES	G 137 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16114	MOSES	G 138 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16115	MOSES	G 139 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16116	MOSES	G 140 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16117	MOSES	G 141 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16118	MOSES	G 142 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16119	MOSES	G 143 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16120	MOSES	G 144 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16121	MOSES	G 145 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16122	MOSES	G 146 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16123	MOSES	G 147 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16124	MOSES	G 148 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16125	MOSES	G 149 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16126	MOSES	G 150 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16127	MOSES	G 151 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16128	MOSES	G 152 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16129	MOSES	G 153 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16130	MOSES	G 154 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16131	MOSES	G 155 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16132	MOSES	G 156 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16133	MOSES	G 157 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16134	MOSES	G 158 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16135	MOSES	G 159 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16136	MOSES	G 160 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16137	MOSES	G 161 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16139	MOSES	G 162 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16138	MOSES	G 163 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16140	MOSES	G 164 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16141	MOSES	G 165 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16142	MOSES	G 166 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16143	MOSES	G 167 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16144	MOSES	G 168 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16145	MOSES	G 169 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16146	MOSES	G 170 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16147	MOSES	G 171 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16148	MOSES	G 172 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16149	MOSES	G 173 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16150	MOSES	G 174 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16151	MOSES	G 175 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16152	MOSES	G 176 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16153	MOSES	G 177 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16154	MOSES	G 178 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16155	MOSES	G 179 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
16156	MOSES	G 180 (vorl.)	97084	Würzburg	Bonner Str.	10	Garage	Garage
15152	MOSES	Gew 201 (v	97084	Würzburg	Bonner Str.	10	Gewerbe	Laden				39.24
15156	MOSES	Gew 202 (v	97084	Würzburg	Bonner Str.	10	Gewerbe	Laden				k.a.
16157	MOSES	Gew 203 (v	97084	Würzburg	Bonner Str.	10	Gewerbe	Laden				k.a.
14920	MOSES	001 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	EG.		102.47
14921	MOSES	002 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	1. OG.	links	78.45
14922	MOSES	003 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	1. OG.	rechts	58.83
14923	MOSES	004 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	2. OG.	links	78.45
14924	MOSES	005 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	2. OG.	rechts	58.83
14864	MOSES	006 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	3. OG.	links	78.45
14865	MOSES	007 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	3. OG.	rechts	58.83
14866	MOSES	008 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	4. OG.	links	78.45

14867	MOSES	009 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	4. OG.	rechts	58.83
14868	MOSES	010 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	5. OG.	links	78.45
14869	MOSES	011 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	5. OG.	rechts	58.83
14870	MOSES	012 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	6. OG.	links	78.45
14871	MOSES	013 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	6. OG.	rechts	58.83
14872	MOSES	014 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	7. OG.	links	78.45
14873	MOSES	015 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	7. OG.	rechts	58.83
14874	MOSES	016 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	8. OG.	links	78.45
14875	MOSES	017 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	8. OG.	rechts	58.83
14876	MOSES	018 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	9. OG.	links	78.45
14877	MOSES	019 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	9. OG.	rechts	58.83
14878	MOSES	020 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	10. OG.	links	78.45
14879	MOSES	021 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	10. OG.	rechts	58.83
14880	MOSES	022 (vorl.)	97084	Würzburg	Bonner Str.	12	Wohnung	Wohnung	DG.		68.95
14925	MOSES	041 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	EG.		102.18
14881	MOSES	042 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	1. OG.	links	78.45
14882	MOSES	043 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	1. OG.	rechts	60.76
14883	MOSES	044 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	2. OG.	links	78.45
14884	MOSES	045 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	2. OG.	rechts	60.76
14885	MOSES	046 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	3. OG.	links	78.45
14886	MOSES	047 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	3. OG.	rechts	60.76
14887	MOSES	048 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	4. OG.	links	78.45
14888	MOSES	049 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	4. OG.	rechts	60.76
14889	MOSES	050 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	5. OG.	links	78.45
14890	MOSES	051 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	5. OG.	rechts	60.76
14891	MOSES	052 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	6. OG.	links	78.45
14892	MOSES	053 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	6. OG.	rechts	60.76
14893	MOSES	054 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	7. OG.	links	78.45
14894	MOSES	055 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	7. OG.	rechts	60.76
14895	MOSES	056 (vorl.)	97084	Würzburg	Bonner Str.	16	Wohnung	Wohnung	DG.		68.74
14896	MOSES	057 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	1. OG.	links	58.83
14897	MOSES	058 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	1. OG.	rechts	78.45
14898	MOSES	059 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	2. OG.	links	58.83
14899	MOSES	060 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	2. OG.	rechts	78.45
14900	MOSES	061 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	3. OG.	links	58.83
14901	MOSES	062 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	3. OG.	rechts	78.45
14902	MOSES	063 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	4. OG.	links	58.83
14903	MOSES	064 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	4. OG.	rechts	78.45
14904	MOSES	065 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	5. OG.	links	58.83
14905	MOSES	066 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	5. OG.	rechts	78.45
14906	MOSES	067 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	6. OG.	links	58.83
14907	MOSES	068 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	6. OG.	rechts	78.45
14908	MOSES	069 (vorl.)	97084	Würzburg	Bonner Str.	18	Wohnung	Wohnung	DG.		68.95
14909	MOSES	070 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	1. OG.	links	58.70
14910	MOSES	071 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	1. OG.	rechts	78.45
14911	MOSES	072 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	2. OG.	links	58.70
14912	MOSES	073 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	2. OG.	rechts	78.45
14913	MOSES	074 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	3. OG.	links	58.70
14914	MOSES	075 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	3. OG.	rechts	78.45
14915	MOSES	076 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	4. OG.	links	58.70
14916	MOSES	077 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	4. OG.	rechts	78.45
14917	MOSES	078 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	5. OG.	links	58.70
14918	MOSES	079 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	5. OG.	rechts	78.45
14919	MOSES	080 (vorl.)	97084	Würzburg	Bonner Str.	20	Wohnung	Wohnung	DG.	rechts	68.74
15027	PORTOFINO	01	32457	Porta Westfalica	Feldstraße	11	Wohnung	Wohnung	EG.	rechts	86.51
15028	PORTOFINO	02	32457	Porta Westfalica	Feldstraße	11	Wohnung	Wohnung	EG.	links	74.95
15029	PORTOFINO	03	32457	Porta Westfalica	Feldstraße	11	Wohnung	Wohnung	1. OG.	rechts	86.51
15030	PORTOFINO	04	32457	Porta Westfalica	Feldstraße	11	Wohnung	Wohnung	1. OG.	links	74.95
15031	PORTOFINO	05	32457	Porta Westfalica	Feldstraße	11	Wohnung	Wohnung	Souterrain		51.27
15032	PORTOFINO	06	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	EG App. 1		34.98
15033	PORTOFINO	07	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	EG App. 2		32.45
15034	PORTOFINO	08	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	EG App. 3		32.45
15035	PORTOFINO	09	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	EG App. 4		32.45
15036	PORTOFINO	10	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	EG App. 5		32.45
15037	PORTOFINO	11	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	EG App. 6		32.45
15038	PORTOFINO	12	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	EG App. 7		32.45
15039	PORTOFINO	13	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	1. OG App. 9		32.45
15040	PORTOFINO	14	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	1. OG App. 10		32.45
15041	PORTOFINO	15	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	1. OG App. 11		32.45
15042	PORTOFINO	16	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	1. OG App. 12		32.45
15043	PORTOFINO	17	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	1. OG App. 13		32.45
15044	PORTOFINO	18	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	1. OG App. 14		34.98
15045	PORTOFINO	19	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	2. OG App. 15		34.98
15046	PORTOFINO	20	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	2. OG App. 16		32.45
15047	PORTOFINO	21	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	2. OG App. 17		32.45
15048	PORTOFINO	22	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	2. OG App. 18		32.45
15049	PORTOFINO	23	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	2. OG App. 19		32.45
15050	PORTOFINO	24	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	2. OG App. 20		32.45
15070	PORTOFINO	44	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	2. OG App. 21		34.98
15071	PORTOFINO	45	32457	Porta Westfalica	Feldstraße	13	Wohnung	Wohnung	1. OG App. 8		34.98
15051	PORTOFINO	25	32457	Porta Westfalica	Feldstraße	15	Wohnung	Wohnung	EG.	links	86.51
15052	PORTOFINO	26	32457	Porta Westfalica	Feldstraße	15	Wohnung	Wohnung	1. OG.	links	86.51
15053	PORTOFINO	27	32457	Porta Westfalica	Feldstraße	15	Wohnung	Wohnung	2. OG.	links	86.51
15054	PORTOFINO	28	32457	Porta Westfalica	Feldstraße	15	Wohnung	Wohnung	1. OG.	rechts	74.91
15055	PORTOFINO	29	32457	Porta Westfalica	Feldstraße	15	Wohnung	Wohnung	2. OG.	rechts	74.91
15056	PORTOFINO	30	32457	Porta Westfalica	Feldstraße	15	Wohnung	Wohnung	Souterrain		51.27
15057	PORTOFINO	31	32457	Porta Westfalica	Feldstraße	17	Wohnung	Wohnung	EG.	rechts	83.07
15058	PORTOFINO	32	32457	Porta Westfalica	Feldstraße	17	Wohnung	Wohnung	EG.	links	85.95
15059	PORTOFINO	33	32457	Porta Westfalica	Feldstraße	17	Wohnung	Wohnung	1. OG.	rechts	83.07
15060	PORTOFINO	34	32457	Porta Westfalica	Feldstraße	17	Wohnung	Wohnung	1. OG.	links	85.95
15061	PORTOFINO	35	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	EG.	rechts	84.71
15062	PORTOFINO	36	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	EG.	links a	64.14
15063	PORTOFINO	37	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	EG.	links b	72.10
15064	PORTOFINO	38	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	1. OG.	rechts	84.71
15065	PORTOFINO	39	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	1. OG.	links a	64.14
15066	PORTOFINO	40	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	1. OG.	links b	72.10
15067	PORTOFINO	41	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	2. OG.	rechts	84.71
15068	PORTOFINO	42	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	2. OG.	links a	64.14
15069	PORTOFINO	43	32457	Porta Westfalica	Feldstraße	19	Wohnung	Wohnung	2. OG.	links b	72.10
9943	PUCCINI	001	33647	Bielefeld	Am Rohrwerk	22	Wohnung	Wohnung	EG.		55.09
9944	PUCCINI	002	33647	Bielefeld	Am Rohrwerk	22	Wohnung	Wohnung	1. OG.		55.09
9945	PUCCINI	003	33647	Bielefeld	Am Rohrwerk	22	Wohnung	Wohnung	DG.		41.09
9946	PUCCINI	004	33647	Bielefeld	Am Rohrwerk	24	Wohnung	Wohnung	EG.		55.09
9947	PUCCINI	005	33647	Bielefeld	Am Rohrwerk	24	Wohnung	Wohnung	1. OG.		55.09
9948	PUCCINI	006	33647	Bielefeld	Am Rohrwerk	24	Wohnung	Wohnung	DG.		48.09
9949	PUCCINI	007	33647	Bielefeld	Am Rohrwerk	26	Wohnung	Wohnung	EG.		55.09
9950	PUCCINI	008	33647	Bielefeld	Am Rohrwerk	26	Wohnung	Wohnung	1. OG.		55.09
9951	PUCCINI	009	33647	Bielefeld	Am Rohrwerk	26	Wohnung	Wohnung	DG.		41.09
9961	PUCCINI	019	33647	Bielefeld	Am Rohrwerk	27	Wohnung	Wohnung	EG.		55.09
9962	PUCCINI	020	33647	Bielefeld	Am Rohrwerk	27	Wohnung	Wohnung	1. OG+DG		108.18
9952	PUCCINI	010	33647	Bielefeld	Am Rohrwerk	28	Wohnung	Wohnung	EG.		55.09
9953	PUCCINI	011	33647	Bielefeld	Am Rohrwerk	28	Wohnung	Wohnung	1. OG.		55.09
9954	PUCCINI	012	33647	Bielefeld	Am Rohrwerk	28	Wohnung	Wohnung	DG.		47.00
9963	PUCCINI	021	33647	Bielefeld	Am Rohrwerk	29	Wohnung	Wohnung	EG.		55.09
9964	PUCCINI	022	33647	Bielefeld	Am Rohrwerk	29	Wohnung	Wohnung	1. OG.		55.09
9965	PUCCINI	023	33647	Bielefeld	Am Rohrwerk	29	Wohnung	Wohnung	DG.		46.50
9955	PUCCINI	013	33647	Bielefeld	Am Rohrwerk	30	Wohnung	Wohnung	EG.		55.09
9956	PUCCINI	014	33647	Bielefeld	Am Rohrwerk	30	Wohnung	Wohnung	1. OG.		55.09
9957	PUCCINI	015	33647	Bielefeld	Am Rohrwerk	30	Wohnung	Wohnung	DG.		46.50
9966	PUCCINI	024	33647	Bielefeld	Am Rohrwerk	31	Wohnung	Wohnung	EG.		55.09
9967	PUCCINI	025	33647	Bielefeld	Am Rohrwerk	31	Wohnung	Wohnung	1. OG.		55.09
9968	PUCCINI	026	33647	Bielefeld	Am Rohrwerk	31	Wohnung	Wohnung	DG.		46.50
9958	PUCCINI	016	33647	Bielefeld	Am Rohrwerk	32	Wohnung	Wohnung	EG.		55.09
9959	PUCCINI	017	33647	Bielefeld	Am Rohrwerk	32	Wohnung	Wohnung	1. OG.		55.09
9960	PUCCINI	018	33647	Bielefeld	Am Rohrwerk	32	Wohnung	Wohnung	DG.		48.09
9969	PUCCINI	027	33647	Bielefeld	Am Rohrwerk	33	Wohnung	Wohnung	EG.		55.09
9970	PUCCINI	028	33647	Bielefeld	Am Rohrwerk	33	Wohnung	Wohnung	1. OG.		55.09
9971	PUCCINI	029	33647	Bielefeld	Am Rohrwerk	33	Wohnung	Wohnung	DG.		46.56

9972	PUCCINI	030	33647	Bielefeld	Am Rohrwerk	35	Wohnung	Wohnung	EG.		55.09
9973	PUCCINI	031	33647	Bielefeld	Am Rohrwerk	35	Wohnung	Wohnung	1. OG.		55.09
9974	PUCCINI	032	33647	Bielefeld	Am Rohrwerk	35	Wohnung	Wohnung	DG.		48.09
9975	PUCCINI	033	33647	Bielefeld	Am Rohrwerk	37	Wohnung	Wohnung	EG.		55.09
9976	PUCCINI	034	33647	Bielefeld	Am Rohrwerk	37	Wohnung	Wohnung	1. OG+DG		108.18
9977	PUCCINI	035	33647	Bielefeld	Am Rohrwerk	39	Wohnung	Wohnung	EG.		55.37
9978	PUCCINI	036	33647	Bielefeld	Am Rohrwerk	39	Wohnung	Wohnung	1. OG.		55.09
9979	PUCCINI	037	33647	Bielefeld	Am Rohrwerk	39	Wohnung	Wohnung	DG.		47.54
9980	PUCCINI	038	33647	Bielefeld	Am Rohrwerk	41	Wohnung	Wohnung	EG.		55.37
9981	PUCCINI	039	33647	Bielefeld	Am Rohrwerk	41	Wohnung	Wohnung	1. OG+DG		97.41
9982	PUCCINI	040	33647	Bielefeld	Am Rohrwerk	43	Wohnung	Wohnung	EG.		55.37
9983	PUCCINI	041	33647	Bielefeld	Am Rohrwerk	43	Wohnung	Wohnung	1. OG.		55.37
9985	PUCCINI	042	33647	Bielefeld	Am Rohrwerk	43	Wohnung	Wohnung	DG.		47.54
9989	PUCCINI	043	33647	Bielefeld	Am Rohrwerk	45	Wohnung	Wohnung	EG.		55.37
9993	PUCCINI	044	33647	Bielefeld	Am Rohrwerk	45	Wohnung	Wohnung	1. OG.		55.37
9998	PUCCINI	045	33647	Bielefeld	Am Rohrwerk	45	Wohnung	Wohnung	DG.		42.04
10007	PUCCINI	046	33647	Bielefeld	Am Rohrwerk	47	Wohnung	Wohnung	EG.		55.09
10011	PUCCINI	047	33647	Bielefeld	Am Rohrwerk	47	Wohnung	Wohnung	1. OG+DG		108.18
10025	PUCCINI	048	33647	Bielefeld	Am Rohrwerk	49	Wohnung	Wohnung	EG.		55.09
10026	PUCCINI	049	33647	Bielefeld	Am Rohrwerk	49	Wohnung	Wohnung	1. OG+DG		115.18
10027	PUCCINI	050	33647	Bielefeld	Am Rohrwerk	51	Wohnung	Wohnung	EG.		55.09
10028	PUCCINI	051	33647	Bielefeld	Am Rohrwerk	51	Wohnung	Wohnung	1. OG.		55.09
10029	PUCCINI	052	33647	Bielefeld	Am Rohrwerk	51	Wohnung	Wohnung	DG.		46.50
10030	PUCCINI	053	33647	Bielefeld	Am Rohrwerk	53	Wohnung	Wohnung	EG.		55.09
10031	PUCCINI	054	33647	Bielefeld	Am Rohrwerk	53	Wohnung	Wohnung	1. OG+DG		108.18
10032	PUCCINI	055	33647	Bielefeld	Am Rohrwerk	55	Wohnung	Wohnung	EG.		55.09
10033	PUCCINI	056	33647	Bielefeld	Am Rohrwerk	55	Wohnung	Wohnung	1. OG.		55.09
10034	PUCCINI	057	33647	Bielefeld	Am Rohrwerk	55	Wohnung	Wohnung	DG.		46.50
10035	PUCCINI	058	33647	Bielefeld	Am Rohrwerk	57	Wohnung	Wohnung	EG.		55.09
10036	PUCCINI	059	33647	Bielefeld	Am Rohrwerk	57	Wohnung	Wohnung	1. OG+DG		108.18
10037	PUCCINI	060	33647	Bielefeld	Am Rohrwerk	59	Wohnung	Wohnung	EG.		55.37
10038	PUCCINI	061	33647	Bielefeld	Am Rohrwerk	59	Wohnung	Wohnung	1. OG.		55.37
10039	PUCCINI	062	33647	Bielefeld	Am Rohrwerk	59	Wohnung	Wohnung	DG.		42.04
10040	PUCCINI	063	33647	Bielefeld	Am Rohrwerk	61	Wohnung	Wohnung	EG.		55.37
10041	PUCCINI	064	33647	Bielefeld	Am Rohrwerk	61	Wohnung	Wohnung	1. OG.		55.37
10042	PUCCINI	065	33647	Bielefeld	Am Rohrwerk	61	Wohnung	Wohnung	DG.		48.50
10043	PUCCINI	066	33647	Bielefeld	Am Rohrwerk	63	Wohnung	Wohnung	EG.		55.09
10044	PUCCINI	067	33647	Bielefeld	Am Rohrwerk	63	Wohnung	Wohnung	1. OG.		55.09
10045	PUCCINI	068	33647	Bielefeld	Am Rohrwerk	63	Wohnung	Wohnung	DG.		48.09
10046	PUCCINI	069	33647	Bielefeld	Am Rohrwerk	65	Wohnung	Wohnung	EG.		55.09
10047	PUCCINI	070	33647	Bielefeld	Am Rohrwerk	65	Wohnung	Wohnung	1. OG.		55.09
10048	PUCCINI	071	33647	Bielefeld	Am Rohrwerk	65	Wohnung	Wohnung	DG.		48.00
10049	PUCCINI	072	33647	Bielefeld	Am Rohrwerk	67	Wohnung	Wohnung	EG.		55.09
10050	PUCCINI	073	33647	Bielefeld	Am Rohrwerk	67	Wohnung	Wohnung	1. OG.		55.09
10051	PUCCINI	074	33647	Bielefeld	Am Rohrwerk	67	Wohnung	Wohnung	DG.		48.00
10052	PUCCINI	075	33647	Bielefeld	Am Rohrwerk	69	Wohnung	Wohnung	EG.		55.09
10053	PUCCINI	076	33647	Bielefeld	Am Rohrwerk	69	Wohnung	Wohnung	1. OG+DG		109.18
10055	PUCCINI	077	33647	Bielefeld	Am Rohrwerk	71	Wohnung	Wohnung	EG.	links	54.68
10054	PUCCINI	078	33647	Bielefeld	Am Rohrwerk	71	Wohnung	Wohnung	EG.	rechts	54.68
10057	PUCCINI	079	33647	Bielefeld	Am Rohrwerk	71	Wohnung	Wohnung	1. OG.	links	54.68
10056	PUCCINI	080	33647	Bielefeld	Am Rohrwerk	71	Wohnung	Wohnung	1. OG.	rechts	54.68
10059	PUCCINI	081	33647	Bielefeld	Am Rohrwerk	71	Wohnung	Wohnung	DG.	links	47.00
10058	PUCCINI	082	33647	Bielefeld	Am Rohrwerk	71	Wohnung	Wohnung	DG.	rechts	45.84
10060	PUCCINI	083	33647	Bielefeld	Am Rohrwerk	71	Wohnung	Mansarde			15.85
10061	PUCCINI	084	33647	Bielefeld	Am Rohrwerk	73	Wohnung	Wohnung	EG.		55.09
10062	PUCCINI	085	33647	Bielefeld	Am Rohrwerk	73	Wohnung	Wohnung	1. OG.		55.09
10063	PUCCINI	086	33647	Bielefeld	Am Rohrwerk	73	Wohnung	Wohnung	DG.		41.09
10064	PUCCINI	087	33647	Bielefeld	Am Rohrwerk	75	Wohnung	Wohnung	EG.		55.09
10065	PUCCINI	088	33647	Bielefeld	Am Rohrwerk	75	Wohnung	Wohnung	1. OG.		55.09
10066	PUCCINI	089	33647	Bielefeld	Am Rohrwerk	75	Wohnung	Wohnung	DG.		41.09
10068	PUCCINI	090	33647	Bielefeld	Am Winkel	6	Wohnung	Wohnung	EG.	links	54.16
10067	PUCCINI	091	33647	Bielefeld	Am Winkel	6	Wohnung	Wohnung	EG.	rechts	54.16
10070	PUCCINI	092	33647	Bielefeld	Am Winkel	6	Wohnung	Wohnung	1. OG.	links	54.16
10069	PUCCINI	093	33647	Bielefeld	Am Winkel	6	Wohnung	Wohnung	1. OG.	rechts	54.16
10072	PUCCINI	094	33647	Bielefeld	Am Winkel	6	Wohnung	Wohnung	DG.	links	44.47
10071	PUCCINI	095	33647	Bielefeld	Am Winkel	6	Wohnung	Wohnung	DG.	rechts	48.00
10074	PUCCINI	096	33647	Bielefeld	Am Winkel	10	Wohnung	Wohnung	EG.	links	54.16
10073	PUCCINI	097	33647	Bielefeld	Am Winkel	10	Wohnung	Wohnung	EG.	rechts	54.16
10076	PUCCINI	098	33647	Bielefeld	Am Winkel	10	Wohnung	Wohnung	1. OG.	links	54.16
10075	PUCCINI	099	33647	Bielefeld	Am Winkel	10	Wohnung	Wohnung	1. OG.	rechts	56.24
10079	PUCCINI	100	33647	Bielefeld	Am Winkel	10	Wohnung	Wohnung	DG.	links	44.47
10081	PUCCINI	101	33647	Bielefeld	Am Winkel	10	Wohnung	Wohnung	DG.	rechts	47.00
10083	PUCCINI	102	33647	Bielefeld	Am Winkel	14	Wohnung	Wohnung	EG.	links	54.14
10082	PUCCINI	103	33647	Bielefeld	Am Winkel	14	Wohnung	Wohnung	EG.	rechts	54.14
10085	PUCCINI	104	33647	Bielefeld	Am Winkel	14	Wohnung	Wohnung	1. OG.	links	54.68
10084	PUCCINI	105	33647	Bielefeld	Am Winkel	14	Wohnung	Wohnung	1. OG.	rechts	54.14
10087	PUCCINI	106	33647	Bielefeld	Am Winkel	14	Wohnung	Wohnung	DG.	links	44.47
10086	PUCCINI	107	33647	Bielefeld	Am Winkel	14	Wohnung	Wohnung	DG.	rechts	31.70
10089	PUCCINI	108	33647	Bielefeld	Am Winkel	16	Wohnung	Wohnung	EG.	links	54.14
10088	PUCCINI	109	33647	Bielefeld	Am Winkel	16	Wohnung	Wohnung	EG.	rechts	54.14
10091	PUCCINI	110	33647	Bielefeld	Am Winkel	16	Wohnung	Wohnung	1. OG.	links	54.14
10090	PUCCINI	111	33647	Bielefeld	Am Winkel	16	Wohnung	Wohnung	1. OG.	rechts	54.14
10093	PUCCINI	112	33647	Bielefeld	Am Winkel	16	Wohnung	Wohnung	DG.	links	44.47
10092	PUCCINI	113	33647	Bielefeld	Am Winkel	16	Wohnung	Wohnung	DG.	rechts	31.70
10095	PUCCINI	114	33647	Bielefeld	Am Winkel	17	Wohnung	Wohnung	EG.	links	54.16
10094	PUCCINI	115	33647	Bielefeld	Am Winkel	17	Wohnung	Wohnung	EG.	rechts	54.16
10097	PUCCINI	116	33647	Bielefeld	Am Winkel	17	Wohnung	Wohnung	1. OG.	links	66.10
10096	PUCCINI	117	33647	Bielefeld	Am Winkel	17	Wohnung	Wohnung	1. OG.	rechts	55.88
10098	PUCCINI	118	33647	Bielefeld	Am Winkel	17	Wohnung	Wohnung	DG.	rechts	62.06
10100	PUCCINI	119	33647	Bielefeld	Am Winkel	19	Wohnung	Wohnung	EG.	links	54.68
10099	PUCCINI	120	33647	Bielefeld	Am Winkel	19	Wohnung	Wohnung	EG.	rechts	54.68
10102	PUCCINI	121	33647	Bielefeld	Am Winkel	19	Wohnung	Wohnung	1. OG.	links	54.68
10101	PUCCINI	122	33647	Bielefeld	Am Winkel	19	Wohnung	Wohnung	1. OG.	rechts	54.68
10104	PUCCINI	123	33647	Bielefeld	Am Winkel	19	Wohnung	Wohnung	DG.	links	48.00
10103	PUCCINI	124	33647	Bielefeld	Am Winkel	19	Wohnung	Wohnung	DG.	rechts	50.32
10173	PUCCINI	G01	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10174	PUCCINI	G02	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10175	PUCCINI	G03	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10176	PUCCINI	G04	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10177	PUCCINI	G05	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10178	PUCCINI	G06	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10179	PUCCINI	G07	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10180	PUCCINI	G08	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10181	PUCCINI	G09	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10182	PUCCINI	G10	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10183	PUCCINI	G11	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10184	PUCCINI	G12	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
10185	PUCCINI	G13	33647	Bielefeld	Am Winkel	10-14	Garage	Garage
9862	PUCCINI	01	33647	Bielefeld	Enniskillenerstraße	68	Wohnung	Wohnung	EG.	links	60.14
9861	PUCCINI	02	33647	Bielefeld	Enniskillenerstraße	68	Wohnung	Wohnung	EG.	rechts	59.81
9864	PUCCINI	03	33647	Bielefeld	Enniskillenerstraße	68	Wohnung	Wohnung	1. OG.	links	60.83
9863	PUCCINI	04	33647	Bielefeld	Enniskillenerstraße	68	Wohnung	Wohnung	1. OG.	rechts	60.83
9865	PUCCINI	05	33647	Bielefeld	Enniskillenerstraße	68	Wohnung	Wohnung	DG.		62.00
9867	PUCCINI	06	33647	Bielefeld	Enniskillenerstraße	70	Wohnung	Wohnung	EG.	links	61.04
9866	PUCCINI	07	33647	Bielefeld	Enniskillenerstraße	70	Wohnung	Wohnung	EG.	rechts	61.04
9869	PUCCINI	08	33647	Bielefeld	Enniskillenerstraße	70	Wohnung	Wohnung	1. OG.	links	61.04
9868	PUCCINI	09	33647	Bielefeld	Enniskillenerstraße	70	Wohnung	Wohnung	1. OG.	rechts	61.04
9870	PUCCINI	10	33647	Bielefeld	Enniskillenerstraße	70	Wohnung	Wohnung	DG.		48.53
9872	PUCCINI	11	33647	Bielefeld	Im Horst	4	Wohnung	Wohnung	EG.	links	56.79
9871	PUCCINI	12	33647	Bielefeld	Im Horst	4	Wohnung	Wohnung	EG.	rechts	56.79
9874	PUCCINI	13	33647	Bielefeld	Im Horst	4	Wohnung	Wohnung	1. OG.	links	58.17
9873	PUCCINI	14	33647	Bielefeld	Im Horst	4	Wohnung	Wohnung	1. OG.	rechts	61.62
9876	PUCCINI	15	33647	Bielefeld	Im Horst	4	Wohnung	Wohnung	DG.	links	43.00
9875	PUCCINI	16	33647	Bielefeld	Im Horst	4	Wohnung	Wohnung	DG.	rechts	35.38
9878	PUCCINI	17	33647	Bielefeld	Im Horst	6	Wohnung	Wohnung	EG.	links	60.51
9877	PUCCINI	18	33647	Bielefeld	Im Horst	6	Wohnung	Wohnung	EG.	rechts	60.51
9880	PUCCINI	19	33647	Bielefeld	Im Horst	6	Wohnung	Wohnung	1. OG.	links	60.51
9879	PUCCINI	20	33647	Bielefeld	Im Horst	6	Wohnung	Wohnung	1. OG.	rechts	60.51

9881	PUCCINI	21	33647	Bielefeld	Im Horst	6	Wohnung	Wohnung	DG.		54.00
9883	PUCCINI	22	33647	Bielefeld	Im Horst	8	Wohnung	Wohnung	EG.	links	60.51
9882	PUCCINI	23	33647	Bielefeld	Im Horst	8	Wohnung	Wohnung	EG.	rechts	60.51
9885	PUCCINI	24	33647	Bielefeld	Im Horst	8	Wohnung	Wohnung	1. OG.	links	60.45
9884	PUCCINI	25	33647	Bielefeld	Im Horst	8	Wohnung	Wohnung	1. OG.	rechts	60.51
9887	PUCCINI	26	33647	Bielefeld	Im Horst	8	Wohnung	Wohnung	DG.	links	48.00
9886	PUCCINI	27	33647	Bielefeld	Im Horst	8	Wohnung	Wohnung	DG.	rechts	52.44
9889	PUCCINI	01	33659	Bielefeld	Klashofstraße	17	Wohnung	Wohnung	EG.	links	64.81
9888	PUCCINI	02	33659	Bielefeld	Klashofstraße	17	Wohnung	Wohnung	EG.	rechts	76.63
9891	PUCCINI	03	33659	Bielefeld	Klashofstraße	17	Wohnung	Wohnung	1. OG.	links	62.16
9890	PUCCINI	04	33659	Bielefeld	Klashofstraße	17	Wohnung	Wohnung	1. OG.	rechts	76.63
9892	PUCCINI	05	33659	Bielefeld	Klashofstraße	17	Wohnung	Wohnung	DG.	links	43.70
9911	PUCCINI	06	33659	Bielefeld	Klashofstraße	19	Wohnung	Wohnung	EG.	links	76.63
9896	PUCCINI	07	33659	Bielefeld	Klashofstraße	19	Wohnung	Wohnung	EG.	rechts	62.16
9916	PUCCINI	08	33659	Bielefeld	Klashofstraße	19	Wohnung	Wohnung	1. OG.	links	76.63
9913	PUCCINI	09	33659	Bielefeld	Klashofstraße	19	Wohnung	Wohnung	1. OG.	rechts	62.16
9917	PUCCINI	10	33659	Bielefeld	Klashofstraße	19	Wohnung	Wohnung	DG.	rechts	43.70
9919	PUCCINI	11	33659	Bielefeld	Klashofstraße	21	Wohnung	Wohnung	EG.	links	76.63
9918	PUCCINI	12	33659	Bielefeld	Klashofstraße	21	Wohnung	Wohnung	EG.	rechts	64.81
9921	PUCCINI	13	33659	Bielefeld	Klashofstraße	21	Wohnung	Wohnung	1. OG.	links	76.63
9920	PUCCINI	14	33659	Bielefeld	Klashofstraße	21	Wohnung	Wohnung	1. OG.	rechts	64.81
9922	PUCCINI	15	33659	Bielefeld	Klashofstraße	21	Wohnung	Wohnung	DG.	rechts	40.17
9924	PUCCINI	16	33659	Bielefeld	Klashofstraße	23	Wohnung	Wohnung	EG.	links	64.81
9923	PUCCINI	17	33659	Bielefeld	Klashofstraße	23	Wohnung	Wohnung	EG.	rechts	79.74
9926	PUCCINI	18	33659	Bielefeld	Klashofstraße	23	Wohnung	Wohnung	1. OG.	links	62.16
9925	PUCCINI	19	33659	Bielefeld	Klashofstraße	23	Wohnung	Wohnung	1. OG.	rechts	76.63
9927	PUCCINI	20	33659	Bielefeld	Klashofstraße	23	Wohnung	Wohnung	DG.	links	43.70
9929	PUCCINI	21	33659	Bielefeld	Klashofstraße	25	Wohnung	Wohnung	EG.	links	79.74
9928	PUCCINI	22	33659	Bielefeld	Klashofstraße	25	Wohnung	Wohnung	EG.	rechts	62.16
9931	PUCCINI	23	33659	Bielefeld	Klashofstraße	25	Wohnung	Wohnung	1. OG.	links	76.63
9930	PUCCINI	24	33659	Bielefeld	Klashofstraße	25	Wohnung	Wohnung	1. OG.	rechts	62.16
9932	PUCCINI	25	33659	Bielefeld	Klashofstraße	25	Wohnung	Wohnung	DG.	rechts	43.70
9934	PUCCINI	26	33659	Bielefeld	Klashofstraße	27	Wohnung	Wohnung	EG.	links	64.81
9933	PUCCINI	27	33659	Bielefeld	Klashofstraße	27	Wohnung	Wohnung	EG.	rechts	76.63
9936	PUCCINI	28	33659	Bielefeld	Klashofstraße	27	Wohnung	Wohnung	1. OG.	links	62.16
9935	PUCCINI	29	33659	Bielefeld	Klashofstraße	27	Wohnung	Wohnung	1. OG.	rechts	76.63
9937	PUCCINI	30	33659	Bielefeld	Klashofstraße	27	Wohnung	Wohnung	DG.	links	40.17
9939	PUCCINI	31	33659	Bielefeld	Klashofstraße	29	Wohnung	Wohnung	EG.	links	76.63
9938	PUCCINI	32	33659	Bielefeld	Klashofstraße	29	Wohnung	Wohnung	EG.	rechts	62.16
9941	PUCCINI	33	33659	Bielefeld	Klashofstraße	29	Wohnung	Wohnung	1. OG.	links	79.74
9940	PUCCINI	34	33659	Bielefeld	Klashofstraße	29	Wohnung	Wohnung	1. OG.	rechts	62.16
9942	PUCCINI	35	33659	Bielefeld	Klashofstraße	29	Wohnung	Wohnung	DG.	rechts	43.70
10109	PUCCINI	G01	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10110	PUCCINI	G02	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10111	PUCCINI	G03	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10112	PUCCINI	G04	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10113	PUCCINI	G05	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10114	PUCCINI	G06	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10115	PUCCINI	G07	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10116	PUCCINI	G08	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10117	PUCCINI	G09	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10118	PUCCINI	G10	33659	Bielefeld	Klashofstraße	17-29	Garage	Garage
10119	PUCCINI	S01	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10120	PUCCINI	S02	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10121	PUCCINI	S03	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10122	PUCCINI	S04	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10123	PUCCINI	S05	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10124	PUCCINI	S06	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10125	PUCCINI	S07	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10126	PUCCINI	S08	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10127	PUCCINI	S09	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10128	PUCCINI	S10	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10129	PUCCINI	S11	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10130	PUCCINI	S12	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10131	PUCCINI	S13	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10132	PUCCINI	S14	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10133	PUCCINI	S15	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10134	PUCCINI	S16	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10135	PUCCINI	S17	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10136	PUCCINI	S18	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10137	PUCCINI	S19	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10138	PUCCINI	S20	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10139	PUCCINI	S21	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10140	PUCCINI	S22	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10141	PUCCINI	S23	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10142	PUCCINI	S24	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10143	PUCCINI	S25	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10145	PUCCINI	S26	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10144	PUCCINI	S27	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
10146	PUCCINI	S28	33659	Bielefeld	Klashofstraße	17-29	Stellplatz	Stellplatz
52	PUCCINI	G,01	33659	Bielefeld	Okapiweg	28	Garage	Garage
10166	PUCCINI	G,02	33659	Bielefeld	Okapiweg	28	Garage	Garage
10167	PUCCINI	G,03	33659	Bielefeld	Okapiweg	28	Garage	Garage
10168	PUCCINI	G,04	33659	Bielefeld	Okapiweg	36	Garage	Garage
10169	PUCCINI	G,05	33659	Bielefeld	Okapiweg	36	Garage	Garage
10170	PUCCINI	G,06	33659	Bielefeld	Okapiweg	44	Garage	Garage
10171	PUCCINI	G,07	33659	Bielefeld	Okapiweg	44	Garage	Garage
10172	PUCCINI	G,08	33659	Bielefeld	Okapiweg	44	Garage	Garage
9755	PUCCINI	01	33659	Bielefeld	Zebraweg	1	Wohnung	Wohnung	EG.	links	63.84
47	PUCCINI	02	33659	Bielefeld	Zebraweg	1	Wohnung	Wohnung	EG.	rechts	63.81
9769	PUCCINI	03	33659	Bielefeld	Zebraweg	1	Wohnung	Wohnung	1. OG.	links	63.84
9760	PUCCINI	04	33659	Bielefeld	Zebraweg	1	Wohnung	Wohnung	1. OG.	rechts	63.81
9776	PUCCINI	05	33659	Bielefeld	Zebraweg	1	Wohnung	Wohnung	2. OG.	links	63.84
9774	PUCCINI	06	33659	Bielefeld	Zebraweg	1	Wohnung	Wohnung	2. OG.	rechts	63.81
9783	PUCCINI	07	33659	Bielefeld	Zebraweg	3	Wohnung	Wohnung	EG.	links	63.15
9780	PUCCINI	08	33659	Bielefeld	Zebraweg	3	Wohnung	Wohnung	EG.	rechts	63.81
9789	PUCCINI	09	33659	Bielefeld	Zebraweg	3	Wohnung	Wohnung	1. OG.	links	63.15
9786	PUCCINI	10	33659	Bielefeld	Zebraweg	3	Wohnung	Wohnung	1. OG.	rechts	63.81
9799	PUCCINI	11	33659	Bielefeld	Zebraweg	3	Wohnung	Wohnung	2. OG.	links	63.15
9797	PUCCINI	12	33659	Bielefeld	Zebraweg	3	Wohnung	Wohnung	2. OG.	rechts	63.81
9804	PUCCINI	13	33659	Bielefeld	Zebraweg	5	Wohnung	Wohnung	EG.	links	63.84
9802	PUCCINI	14	33659	Bielefeld	Zebraweg	5	Wohnung	Wohnung	EG.	rechts	63.81
9825	PUCCINI	15	33659	Bielefeld	Zebraweg	5	Wohnung	Wohnung	1. OG.	links	63.84
9808	PUCCINI	16	33659	Bielefeld	Zebraweg	5	Wohnung	Wohnung	1. OG.	rechts	63.81
9831	PUCCINI	17	33659	Bielefeld	Zebraweg	5	Wohnung	Wohnung	2. OG.	links	63.84
9830	PUCCINI	18	33659	Bielefeld	Zebraweg	5	Wohnung	Wohnung	2. OG.	rechts	63.81
9836	PUCCINI	19	33659	Bielefeld	Zebraweg	7	Wohnung	Wohnung	EG.	links	63.84
9834	PUCCINI	20	33659	Bielefeld	Zebraweg	7	Wohnung	Wohnung	EG.	rechts	63.81
9841	PUCCINI	21	33659	Bielefeld	Zebraweg	7	Wohnung	Wohnung	1. OG.	links	63.84
9838	PUCCINI	22	33659	Bielefeld	Zebraweg	7	Wohnung	Wohnung	1. OG.	rechts	63.81
9845	PUCCINI	23	33659	Bielefeld	Zebraweg	7	Wohnung	Wohnung	2. OG.	links	63.84
9843	PUCCINI	24	33659	Bielefeld	Zebraweg	7	Wohnung	Wohnung	2. OG.	rechts	63.81
9849	PUCCINI	25	33659	Bielefeld	Zebraweg	9	Wohnung	Wohnung	EG.	links	63.84
9848	PUCCINI	26	33659	Bielefeld	Zebraweg	9	Wohnung	Wohnung	EG.	rechts	63.81
9852	PUCCINI	27	33659	Bielefeld	Zebraweg	9	Wohnung	Wohnung	1. OG.	links	63.84
9851	PUCCINI	28	33659	Bielefeld	Zebraweg	9	Wohnung	Wohnung	1. OG.	rechts	63.81
9854	PUCCINI	29	33659	Bielefeld	Zebraweg	9	Wohnung	Wohnung	2. OG.	links	63.84
9853	PUCCINI	30	33659	Bielefeld	Zebraweg	9	Wohnung	Wohnung	2. OG.	rechts	63.81
9856	PUCCINI	31	33659	Bielefeld	Zebraweg	11	Wohnung	Wohnung	EG.	links	63.84
9855	PUCCINI	32	33659	Bielefeld	Zebraweg	11	Wohnung	Wohnung	EG.	rechts	63.81
9858	PUCCINI	33	33659	Bielefeld	Zebraweg	11	Wohnung	Wohnung	1. OG.	links	63.84
9857	PUCCINI	34	33659	Bielefeld	Zebraweg	11	Wohnung	Wohnung	1. OG.	rechts	63.81
9860	PUCCINI	35	33659	Bielefeld	Zebraweg	11	Wohnung	Wohnung	2. OG.	links	63.84
9859	PUCCINI	36	33659	Bielefeld	Zebraweg	11	Wohnung	Wohnung	2. OG.	rechts	63.81
10157	PUCCINI	G.01	33659	Bielefeld	Zebraweg	1-7	Garage	Garage
10158	PUCCINI	G.02	33659	Bielefeld	Zebraweg	1-7	Garage	Garage
10159	PUCCINI	G.03	33659	Bielefeld	Zebraweg	1-7	Garage	Garage
10160	PUCCINI	G.04	33659	Bielefeld	Zebraweg	1-7	Garage	Garage

10161	PUCCINI	G.05	33659	Bielefeld	Zebraweg	1-7	Garage	Garage
10162	PUCCINI	G.06	33659	Bielefeld	Zebraweg	1-7	Garage	Garage
10163	PUCCINI	G.07	33659	Bielefeld	Zebraweg	1-7	Garage	Garage
10164	PUCCINI	G.08	33659	Bielefeld	Zebraweg	1-7	Garage	Garage
10165	PUCCINI	G.09	33659	Bielefeld	Zebraweg	1-7	Garage	Garage
10147	PUCCINI	G01	33659	Bielefeld	Zebraweg		Garage	Garage
10148	PUCCINI	G02	33659	Bielefeld	Zebraweg		Garage	Garage
10149	PUCCINI	G03	33659	Bielefeld	Zebraweg		Garage	Garage
10150	PUCCINI	G04	33659	Bielefeld	Zebraweg		Garage	Garage
10151	PUCCINI	G05	33659	Bielefeld	Zebraweg		Garage	Garage
10152	PUCCINI	G06	33659	Bielefeld	Zebraweg		Garage	Garage
10153	PUCCINI	G07	33659	Bielefeld	Zebraweg		Garage	Garage
10154	PUCCINI	G08	33659	Bielefeld	Zebraweg		Garage	Garage
10155	PUCCINI	G09	33659	Bielefeld	Zebraweg		Garage	Garage
10156	PUCCINI	G10	33659	Bielefeld	Zebraweg		Garage	Garage
43	SKYSCRAPER 2	01	61476	Kronberg im Taunus	Hainstraße	23	Wohnung	Wohnung	EG.	links	46.40
9549	SKYSCRAPER 2	02	61476	Kronberg im Taunus	Hainstraße	23	Wohnung	Wohnung	EG.	rechts	174.99
9551	SKYSCRAPER 2	03	61476	Kronberg im Taunus	Hainstraße	23	Wohnung	Wohnung	1. OG.	links	82.54
9552	SKYSCRAPER 2	04	61476	Kronberg im Taunus	Hainstraße	23	Wohnung	Wohnung	1. OG.	rechts	139.25
9554	SKYSCRAPER 2	05	61476	Kronberg im Taunus	Hainstraße	23	Wohnung	Wohnung	2. OG.	links	82.54
9556	SKYSCRAPER 2	06	61476	Kronberg im Taunus	Hainstraße	23	Wohnung	Wohnung	2. OG.	rechts	138.84
9614	SKYSCRAPER 2	G01	61476	Kronberg im Taunus	Hainstraße	23	Garage	Garage
9615	SKYSCRAPER 2	G02	61476	Kronberg im Taunus	Hainstraße	23	Garage	Garage
9616	SKYSCRAPER 2	G03	61476	Kronberg im Taunus	Hainstraße	23	Garage	Garage
9617	SKYSCRAPER 2	G04	61476	Kronberg im Taunus	Hainstraße	23	Garage	Garage
9613	SKYSCRAPER 2	G05	61476	Kronberg im Taunus	Hainstraße	23	Garage	Garage
9558	SKYSCRAPER 2	07	61476	Kronberg im Taunus	Hainstraße	23a	Wohnung	Wohnung	EG.		135.63
9559	SKYSCRAPER 2	08	61476	Kronberg im Taunus	Hainstraße	23a	Wohnung	Wohnung	1. OG.		136.42
9560	SKYSCRAPER 2	09	61476	Kronberg im Taunus	Hainstraße	23a	Wohnung	Wohnung	2. OG.		135.63
9618	SKYSCRAPER 2	G06	61476	Kronberg im Taunus	Hainstraße	23a	Garage	Garage
9619	SKYSCRAPER 2	G07	61476	Kronberg im Taunus	Hainstraße	23a	Garage	Garage
9634	SKYSCRAPER 2	G08	61476	Kronberg im Taunus	Hainstraße	23a	Garage	Garage
9570	SKYSCRAPER 2	10	61476	Kronberg im Taunus	Hainstraße	23b	Wohnung	Wohnung	EG.		134.23
9569	SKYSCRAPER 2	11	61476	Kronberg im Taunus	Hainstraße	23b	Wohnung	Wohnung	1. OG.		135.19
9571	SKYSCRAPER 2	12	61476	Kronberg im Taunus	Hainstraße	23b	Wohnung	Wohnung	2. OG.		133.53
9623	SKYSCRAPER 2	G09	61476	Kronberg im Taunus	Hainstraße	23b	Garage	Garage
9622	SKYSCRAPER 2	G10	61476	Kronberg im Taunus	Hainstraße	23b	Garage	Garage
9621	SKYSCRAPER 2	G11	61476	Kronberg im Taunus	Hainstraße	23b	Garage	Garage
9563	SKYSCRAPER 2		61476	Kronberg im Taunus	Hainstraße	23b	sonstiges	Keller	1. UG.
9565	SKYSCRAPER 2	13	61476	Kronberg im Taunus	Hainstraße	23c	Wohnung	Wohnung	EG.		134.00
9574	SKYSCRAPER 2	14	61476	Kronberg im Taunus	Hainstraße	23c	Wohnung	Wohnung	1. OG.		134.00
9568	SKYSCRAPER 2	15	61476	Kronberg im Taunus	Hainstraße	23c	Wohnung	Wohnung	2. OG.		134.00
9638	SKYSCRAPER 2	G12	61476	Kronberg im Taunus	Hainstraße	23c	Garage	Garage
9620	SKYSCRAPER 2	G13	61476	Kronberg im Taunus	Hainstraße	23c	Garage	Garage
9624	SKYSCRAPER 2	G14	61476	Kronberg im Taunus	Hainstraße	23c	Garage	Garage
9592	SKYSCRAPER 2.1		61476	Kronberg im Taunus	Viktoriastraße	3	Wohnung	Wohnung	1. UG.	mitte	74.33
9594	SKYSCRAPER 2.2		61476	Kronberg im Taunus	Viktoriastraße	3	Wohnung	Wohnung	EG.	links	115.71
9595	SKYSCRAPER 2.3		61476	Kronberg im Taunus	Viktoriastraße	3	Wohnung	Wohnung	EG.	rechts	113.32
9596	SKYSCRAPER 2.4		61476	Kronberg im Taunus	Viktoriastraße	3	Wohnung	Wohnung	1. OG.	links	115.71
9597	SKYSCRAPER 2.5		61476	Kronberg im Taunus	Viktoriastraße	3	Wohnung	Wohnung	1. OG.	rechts	113.32
9598	SKYSCRAPER 2.6		61476	Kronberg im Taunus	Viktoriastraße	3	Wohnung	Wohnung	2. OG.	links	115.71
9600	SKYSCRAPER 2.7		61476	Kronberg im Taunus	Viktoriastraße	3	Wohnung	Wohnung	2. OG.	rechts	113.32
9625	SKYSCRAPER 2	G16	61476	Kronberg im Taunus	Viktoriastraße	3	Garage	Garage
9626	SKYSCRAPER 2	G17	61476	Kronberg im Taunus	Viktoriastraße	3	Garage	Garage
9627	SKYSCRAPER 2	G18	61476	Kronberg im Taunus	Viktoriastraße	3	Garage	Garage
9628	SKYSCRAPER 2	G19	61476	Kronberg im Taunus	Viktoriastraße	3	Garage	Garage
9629	SKYSCRAPER 2	G20	61476	Kronberg im Taunus	Viktoriastraße	3	Garage	Garage
9630	SKYSCRAPER 2	G21	61476	Kronberg im Taunus	Viktoriastraße	3	Garage	Garage
9582	SKYSCRAPER 2		61476	Kronberg im Taunus	Viktoriastraße	3	sonstiges	Keller	1. UG.
9591	SKYSCRAPER 2		61476	Kronberg im Taunus	Viktoriastraße	3	sonstiges	Keller	1. UG.
9593	SKYSCRAPER 2		61476	Kronberg im Taunus	Viktoriastraße	3	sonstiges	Keller	1. UG.
9605	SKYSCRAPER 2	,1	61476	Kronberg im Taunus	Viktoriastraße	5	Wohnung	Wohnung	EG.	links	115.71
9606	SKYSCRAPER 2	,2	61476	Kronberg im Taunus	Viktoriastraße	5	Wohnung	Wohnung	EG.	rechts	112.80
9608	SKYSCRAPER 2	,3	61476	Kronberg im Taunus	Viktoriastraße	5	Wohnung	Wohnung	1. OG.	links	115.71
9609	SKYSCRAPER 2	,4	61476	Kronberg im Taunus	Viktoriastraße	5	Wohnung	Wohnung	1. OG.	rechts	113.32
9610	SKYSCRAPER 2	,5	61476	Kronberg im Taunus	Viktoriastraße	5	Wohnung	Wohnung	2. OG.	links	115.71
9611	SKYSCRAPER 2	,6	61476	Kronberg im Taunus	Viktoriastraße	5	Wohnung	Wohnung	2. OG.	rechts	113.32
9635	SKYSCRAPER 2	G15	61476	Kronberg im Taunus	Viktoriastraße	5	Garage	Garage
9631	SKYSCRAPER 2	G22	61476	Kronberg im Taunus	Viktoriastraße	5	Garage	Garage
9632	SKYSCRAPER 2	G23	61476	Kronberg im Taunus	Viktoriastraße	5	Garage	Garage
9633	SKYSCRAPER 2	G24	61476	Kronberg im Taunus	Viktoriastraße	5	Garage	Garage
9636	SKYSCRAPER 2	G25	61476	Kronberg im Taunus	Viktoriastraße	5	Garage	Garage
9604	SKYSCRAPER 2		61476	Kronberg im Taunus	Viktoriastraße	5	sonstiges	Keller	1. UG.
9602	SKYSCRAPER 2		61476	Kronberg im Taunus	Viktoriastraße	5	sonstiges	Keller	1. UG.
9603	SKYSCRAPER 2		61476	Kronberg im Taunus	Viktoriastraße	5	sonstiges	Keller	1. UG.

Main Portfolio

Portfolio	Adress	Locations	Area	Living space sqm	Total space sqm	Units flats	Units comm.	Units total	Garages	Carports
Main	Wiener Ring 62/64	Würzburg	North - Bavaria	1,430	1,430	12	0	12	12	0

Bridge Portfolio (May 31, 2007)

Schedule 1B

Objekt-ID	Projektname	Whg.-Nr.	PLZ	Stadt	Straße bzw. bei Garagen/Stellpl. Straße Mieter	Hausnummer	Nutzung	Nutzungsart	Lage der Einheit		Wohn fläche m2	Gewerbe fläche inm[2]	offene Verkaufsfälle
14798	FRANK		86154	Augsburg	Augustastr.	2	Gewerbe	Laden	EG.	rechts		35.88
14014	FRANK		86154	Augsburg	Augustastr.	2	Wohnung	Wohnung	EG.	links	60.17
14015	FRANK		86154	Augsburg	Augustastr.	2	Wohnung	Wohnung	EG.	rechts	62.65
14016	FRANK		86154	Augsburg	Augustastr.	2	Wohnung	Wohnung	1. OG.	links	69.89
14017	FRANK		86154	Augsburg	Augustastr.	2	Wohnung	Wohnung	1. OG.	rechts	88.41
14018	FRANK		86154	Augsburg	Augustastr.	2	Wohnung	Wohnung	2. OG.	links	60.17
14019	FRANK		86154	Augsburg	Augustastr.	2	Wohnung	Wohnung	2. OG.	rechts	97.86
14038	FRANK		86154	Augsburg	Augustastr.	2	Stellplatz	Stellplatz
14039	FRANK		86154	Augsburg	Augustastr.	2	Stellplatz	Stellplatz
14024	FRANK		86154	Augsburg	Augustastr.	4	Wohnung	Wohnung	2. OG.	links	60.42
14025	FRANK		86154	Augsburg	Augustastr.	4	Wohnung	Wohnung	2. OG.	rechts	60.42
14020	FRANK		86154	Augsburg	Augustastr.	4	Wohnung	Wohnung	EG.	links	60.42
14021	FRANK		86154	Augsburg	Augustastr.	4	Wohnung	Wohnung	EG.	rechts	60.42
14022	FRANK		86154	Augsburg	Augustastr.	4	Wohnung	Wohnung	1. OG.	links	59.71
14023	FRANK		86154	Augsburg	Augustastr.	4	Wohnung	Wohnung	1. OG.	rechts	60.42
14040	FRANK		86154	Augsburg	Augustastr.	4	Stellplatz	Stellplatz
14041	FRANK		86154	Augsburg	Augustastr.	4	Stellplatz	Stellplatz
12673	FRANK		86154	Augsburg	Augustastr.	6	Wohnung	Wohnung	EG.	links	63.09
12674	FRANK		86154	Augsburg	Augustastr.	6	Wohnung	Wohnung	EG.	rechts	59.87
12714	FRANK		86154	Augsburg	Augustastr.	6	Wohnung	Wohnung	1. OG.	links	63.38
12715	FRANK		86154	Augsburg	Augustastr.	6	Wohnung	Wohnung	1. OG.	rechts	59.58
12716	FRANK		86154	Augsburg	Augustastr.	6	Wohnung	Wohnung	2. OG.	links	63.38
12717	FRANK		86154	Augsburg	Augustastr.	6	Wohnung	Wohnung	2. OG.	rechts	59.58
12723	FRANK		86154	Augsburg	Augustastr.	8	Wohnung	Wohnung	2. OG.	rechts	52.18
12718	FRANK		86154	Augsburg	Augustastr.	8	Wohnung	Wohnung	EG.	links	71.04
12719	FRANK		86154	Augsburg	Augustastr.	8	Wohnung	Wohnung	EG.	rechts	52.18
12720	FRANK		86154	Augsburg	Augustastr.	8	Wohnung	Wohnung	1. OG.	links	71.04
12721	FRANK		86154	Augsburg	Augustastr.	8	Wohnung	Wohnung	1. OG.	rechts	52.18
12722	FRANK		86154	Augsburg	Augustastr.	8	Wohnung	Wohnung	2. OG.	links	71.04
12724	FRANK		86154	Augsburg	Augustastr.	10	Wohnung	Wohnung	EG.	links	52.18
12725	FRANK		86154	Augsburg	Augustastr.	10	Wohnung	Wohnung	EG.	rechts	71.29
12726	FRANK		86154	Augsburg	Augustastr.	10	Wohnung	Wohnung	1. OG.	links	52.18
12727	FRANK		86154	Augsburg	Augustastr.	10	Wohnung	Wohnung	1. OG.	rechts	71.29
12728	FRANK		86154	Augsburg	Augustastr.	10	Wohnung	Wohnung	2. OG.	links	52.18
12729	FRANK		86154	Augsburg	Augustastr.	10	Wohnung	Wohnung	2. OG.	rechts	71.29
12730	FRANK		86154	Augsburg	Augustastr.	12	Wohnung	Wohnung	EG.	links	61.68
12732	FRANK		86154	Augsburg	Augustastr.	12	Wohnung	Wohnung	EG.	rechts	63.00
12734	FRANK		86154	Augsburg	Augustastr.	12	Wohnung	Wohnung	1. OG.	links	61.68
12736	FRANK		86154	Augsburg	Augustastr.	12	Wohnung	Wohnung	1. OG.	rechts	63.00
12738	FRANK		86154	Augsburg	Augustastr.	12	Wohnung	Wohnung	2. OG.	links	61.68
12739	FRANK		86154	Augsburg	Augustastr.	12	Wohnung	Wohnung	2. OG.	rechts	63.00
12669	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	EG.	links	46.50
10277	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	EG.	mitte	27.05
10355	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	EG.	rechts	46.50
12671	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	3. OG.	rechts	46.50
12672	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	4. OG.	links	34.70
10587	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	2. OG.	links	47.50
12023	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	2. OG.	mitte	27.05
12025	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	3. OG.	links	47.25
12024	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	2. OG.	rechts	46.50
12670	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	3. OG.	mitte	27.05
10358	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	1. OG.	links	47.25
10362	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	1. OG.	mitte	27.05
10488	FRANK		86154	Augsburg	Augustastr.	14	Wohnung	Wohnung	1. OG.	rechts	46.50
12756	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	2. OG.	links	48.44
12760	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	2. OG.	rechts	48.00
12758	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	2. OG.	mitte	36.06
12740	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	EG.	links	48.44
12741	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	EG.	mitte	36.06
12745	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	1. OG.	links	48.44
12743	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	EG.	rechts	48.00
12754	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	1. OG.	mitte	36.06
12755	FRANK		86154	Augsburg	Augustastr.	16	Wohnung	Wohnung	1. OG.	rechts	48.00
12761	FRANK		86154	Augsburg	Augustastr.	18	Wohnung	Wohnung	EG.	links	66.24
12762	FRANK		86154	Augsburg	Augustastr.	18	Wohnung	Wohnung	EG.	rechts	66.24
12763	FRANK		86154	Augsburg	Augustastr.	18	Wohnung	Wohnung	1. OG.	links	66.24
12764	FRANK		86154	Augsburg	Augustastr.	18	Wohnung	Wohnung	1. OG.	rechts	66.24
12765	FRANK		86154	Augsburg	Augustastr.	18	Wohnung	Wohnung	2. OG.	links	66.24
12766	FRANK		86154	Augsburg	Augustastr.	18	Wohnung	Wohnung	2. OG.	rechts	66.24
12772	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	1. OG.	mitte	36.06
12773	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	1. OG.	rechts	48.00
12767	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	EG.	links	48.00
12768	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	EG.	mitte	36.06
12769	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	EG.	rechts	48.00
12770	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	1. OG.	links	48.00
12786	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	2. OG.	mitte	36.06
12787	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	2. OG.	rechts	48.00
12783	FRANK		86154	Augsburg	Augustastr.	20	Wohnung	Wohnung	2. OG.	links	48.00
12792	FRANK		86154	Augsburg	Augustastr.	22	Wohnung	Wohnung	2. OG.	rechts	52.15
12793	FRANK		86154	Augsburg	Augustastr.	22	Wohnung	Wohnung	2. OG.	links	52.15
12788	FRANK		86154	Augsburg	Augustastr.	22	Wohnung	Wohnung	EG.	links	52.15
12789	FRANK		86154	Augsburg	Augustastr.	22	Wohnung	Wohnung	EG.	rechts	52.15
12790	FRANK		86154	Augsburg	Augustastr.	22	Wohnung	Wohnung	1. OG.	links	52.15
12791	FRANK		86154	Augsburg	Augustastr.	22	Wohnung	Wohnung	1. OG.	rechts	52.15
12794	FRANK		86154	Augsburg	Augustastr.	24	Wohnung	Wohnung	EG.	links	52.15
12795	FRANK		86154	Augsburg	Augustastr.	24	Wohnung	Wohnung	EG.	rechts	52.15
12796	FRANK		86154	Augsburg	Augustastr.	24	Wohnung	Wohnung	1. OG.	links	52.15
12797	FRANK		86154	Augsburg	Augustastr.	24	Wohnung	Wohnung	1. OG.	rechts	52.88
12798	FRANK		86154	Augsburg	Augustastr.	24	Wohnung	Wohnung	2. OG.	links	52.15
12799	FRANK		86154	Augsburg	Augustastr.	24	Wohnung	Wohnung	2. OG.	rechts	52.88
13942	FRANK		86154	Augsburg	Bleicherbreite	9	Stellplatz	Stellplatz
13944	FRANK		86154	Augsburg	Bleicherbreite	9	Stellplatz	Stellplatz
13916	FRANK		86154	Augsburg	Bleicherbreite	9	Wohnung	Wohnung	2. OG.	links	46.75
13917	FRANK		86154	Augsburg	Bleicherbreite	9	Wohnung	Wohnung	2. OG.	rechts	62.33
13936	FRANK		86154	Augsburg	Bleicherbreite	9	Stellplatz	Stellplatz
13912	FRANK		86154	Augsburg	Bleicherbreite	9	Wohnung	Wohnung	EG.	links	46.75
13913	FRANK		86154	Augsburg	Bleicherbreite	9	Wohnung	Wohnung	EG.	rechts	62.33
13914	FRANK		86154	Augsburg	Bleicherbreite	9	Wohnung	Wohnung	1. OG.	links	46.75
13915	FRANK		86154	Augsburg	Bleicherbreite	9	Wohnung	Wohnung	1. OG.	rechts	62.33
13943	FRANK		86154	Augsburg	Bleicherbreite	15	Stellplatz	Stellplatz
13924	FRANK		86154	Augsburg	Bleicherbreite	15	Wohnung	Wohnung	EG.	links	46.75
13925	FRANK		86154	Augsburg	Bleicherbreite	15	Wohnung	Wohnung	EG.	rechts	62.33
13937	FRANK		86154	Augsburg	Bleicherbreite	15	Stellplatz	Stellplatz
13926	FRANK		86154	Augsburg	Bleicherbreite	15	Wohnung	Wohnung	1. OG.	links	46.75
13927	FRANK		86154	Augsburg	Bleicherbreite	15	Wohnung	Wohnung	1. OG.	rechts	62.33
13928	FRANK		86154	Augsburg	Bleicherbreite	15	Wohnung	Wohnung	2. OG.	links	46.75
13929	FRANK		86154	Augsburg	Bleicherbreite	15	Wohnung	Wohnung	2. OG.	rechts	62.33
13938	FRANK		86154	Augsburg	Bleicherbreite	15a	Stellplatz	Stellplatz
13941	FRANK		86154	Augsburg	Bleicherbreite	15a	Stellplatz	Stellplatz
13930	FRANK		86154	Augsburg	Bleicherbreite	15a	Wohnung	Wohnung	EG.	links	48.34
13931	FRANK		86154	Augsburg	Bleicherbreite	15a	Wohnung	Wohnung	EG.	rechts	62.33
13932	FRANK		86154	Augsburg	Bleicherbreite	15a	Wohnung	Wohnung	1. OG.	links	48.34
13933	FRANK		86154	Augsburg	Bleicherbreite	15a	Wohnung	Wohnung	1. OG.	rechts	62.33
13934	FRANK		86154	Augsburg	Bleicherbreite	15a	Wohnung	Wohnung	2. OG.	links	48.34
13935	FRANK		86154	Augsburg	Bleicherbreite	15a	Wohnung	Wohnung	2. OG.	rechts	62.33
13939	FRANK		86154	Augsburg	Bleicherbreite	9a	Stellplatz	Stellplatz
13940	FRANK		86154	Augsburg	Bleicherbreite	9a	Stellplatz	Stellplatz
13918	FRANK		86154	Augsburg	Bleicherbreite	9a	Wohnung	Wohnung	EG.	links	48.34

13919	FRANK	86154	Augsburg	Bleicherbreite	9a	Wohnung	Wohnung	EG.	rechts	62.33
13920	FRANK	86154	Augsburg	Bleicherbreite	9a	Wohnung	Wohnung	1. OG.	links	48.34
13921	FRANK	86154	Augsburg	Bleicherbreite	9a	Wohnung	Wohnung	1. OG.	rechts	62.33
13922	FRANK	86154	Augsburg	Bleicherbreite	9a	Wohnung	Wohnung	2. OG.	links	48.34
13923	FRANK	86154	Augsburg	Bleicherbreite	9a	Wohnung	Wohnung	2. OG.	rechts	62.33
14789	FRANK	86165	Augsburg	Cortiusstr.	3	Gewerbe	Laden	EG.	mitte		324.61
14790	FRANK	86165	Augsburg	Cortiusstr.	3	Gewerbe	Laden	EG.	mitte		32.32
14791	FRANK	86165	Augsburg	Cortiusstr.	3	Gewerbe	Laden	EG.	mitte		32.32
14795	FRANK	86165	Augsburg	Cortiusstr.	3	Gewerbe	Laden				225.48
14792	FRANK	86165	Augsburg	Cortiusstr.	3	Gewerbe	Laden	EG.	mitte		67.52
14793	FRANK	86165	Augsburg	Cortiusstr.	3	Gewerbe	Laden	EG.	mitte		129.77
14796	FRANK	86154	Augsburg	Donauwörther Str.	157	Gewerbe	Laden	1. OG.	rechts		94.69
14797	FRANK	86154	Augsburg	Donauwörther Str.	157	Gewerbe	Laden	EG.	links		507.02
14008	FRANK	86154	Augsburg	Donauwörther Str.	157	Wohnung	Wohnung	1. OG.	links	65.61
14009	FRANK	86154	Augsburg	Donauwörther Str.	157	Wohnung	Wohnung	2. OG.	links	92.33
14010	FRANK	86154	Augsburg	Donauwörther Str.	157	Wohnung	Wohnung	2. OG.	links	96.91
14011	FRANK	86154	Augsburg	Donauwörther Str.	157	Wohnung	Wohnung	2. OG.	rechts	65.61
14012	FRANK	86154	Augsburg	Donauwörther Str.	157	Wohnung	Wohnung	3. OG.	links	44.09
14013	FRANK	86154	Augsburg	Donauwörther Str.	157	Wohnung	Wohnung	3. OG.	rechts	67.24
14231	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	EG.	links	33.00
14232	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	EG.	rechts	33.00
14233	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	EG.	mitte links	37.00
14234	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	EG.	mitte rechts	37.00
14235	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	1. OG.	links	33.00
14236	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	1. OG.	rechts	33.00
14237	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	1. OG.	mitte links	37.00
14238	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	1. OG.	mitte rechts	37.00
14239	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	2. OG.	links	33.00
14240	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	2. OG.	rechts	70.00
14241	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	2. OG.	mitte links	37.00
14242	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	3. OG.	links	33.00
14243	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	3. OG.	rechts	33.00
14246	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	3. OG.	mitte links	37.00
14248	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	3. OG.	mitte rechts	37.00
14250	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	4. OG.	rechts	33.00
14252	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	4. OG.	links	33.00
14253	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	4. OG.	mitte links	37.00
14254	FRANK	86167	Augsburg	Elisabethstr.	31	Wohnung	Wohnung	4. OG.	mitte rechts	37.00
14383	FRANK	86167	Augsburg	Elisabethstr.	31	Stellplatz	Stellplatz
14385	FRANK	86167	Augsburg	Elisabethstr.	31	Stellplatz	Stellplatz
14386	FRANK	86167	Augsburg	Elisabethstr.	31	Stellplatz	Stellplatz
14388	FRANK	86167	Augsburg	Elisabethstr.	31	Stellplatz	Stellplatz
14261	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	1. OG.	mitte rechts	37.00
14262	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	1. OG.	mitte links	37.00
14263	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	2. OG.	links	33.00
14264	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	2. OG.	rechts	33.00
14265	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	2. OG.	mitte links	37.00
14266	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	2. OG.	mitte rechts	37.00
14267	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	3. OG.	links	33.00
14268	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	3. OG.	rechts	33.00
14272	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	3. OG.	mitte links	37.00
14274	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	3. OG.	mitte rechts	37.00
14391	FRANK	86167	Augsburg	Elisabethstr.	33	Stellplatz	Stellplatz
14393	FRANK	86167	Augsburg	Elisabethstr.	33	Stellplatz	Stellplatz
14394	FRANK	86167	Augsburg	Elisabethstr.	33	Stellplatz	Stellplatz
14255	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	EG.	links	33.00
14256	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	EG.	rechts	33.00
14257	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	EG.	mitte links	37.00
14258	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	EG.	mitte rechts	37.00
14259	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	1. OG.	links	33.00
14260	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	1. OG.	rechts	33.00
14276	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	4. OG.	links	33.00
14279	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	4. OG.	rechts	33.00
14281	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	4. OG.	mitte links	37.00
14282	FRANK	86167	Augsburg	Elisabethstr.	33	Wohnung	Wohnung	4. OG.	mitte rechts	37.00
14389	FRANK	86167	Augsburg	Elisabethstr.	33	Stellplatz	Stellplatz
14788	FRANK	86167	Augsburg	Elisabethstr.	33 1/2	Gewerbe	Laden	EG.	mitte		65.00
14228	FRANK	86167	Augsburg	Elisabethstr.	33 1/2	Wohnung	Wohnung	1. OG.	mitte	49.23
14229	FRANK	86167	Augsburg	Elisabethstr.	33 1/2	Wohnung	Wohnung	2. OG.	mitte	49.23
14230	FRANK	86167	Augsburg	Elisabethstr.	33 1/2	Wohnung	Wohnung	3. OG.	mitte	49.54
14290	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	1. OG.	links	33.00
14291	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	1. OG.	mitte links	38.00
14293	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	2. OG.	rechts	44.00
14295	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	2. OG.	mitte rechts	49.00
14297	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	2. OG.	links	33.00
14298	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	2. OG.	mitte links	38.00
14301	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	3. OG.	mitte rechts	49.00
14303	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	3. OG.	links	33.00
14305	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	3. OG.	mitte links	38.00
14306	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	4. OG.	rechts	44.00
14308	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	4. OG.	mitte rechts	49.00
14310	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	4. OG.	links	33.00
14284	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	EG.	rechts	44.00
14285	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	EG.	mitte rechts	49.00
14286	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	EG.	links	33.00
14287	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	EG.	mitte links	38.00
14288	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	1. OG.	rechts	44.00
14289	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	1. OG.	mitte rechts	49.00
14299	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	3. OG.	rechts	44.00
14312	FRANK	86167	Augsburg	Elisabethstr.	35	Wohnung	Wohnung	4. OG.	mitte links	38.00
14329	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	2. OG.	links	44.00
14331	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	2. OG.	mitte links	49.00
14332	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	2. OG.	rechts	33.00
14334	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	2. OG.	mitte rechts	38.00
14336	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	3. OG.	links	44.00
14337	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	3. OG.	mitte links	49.00
14339	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	3. OG.	rechts	33.00
14341	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	3. OG.	mitte rechts	38.00
14342	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	4. OG.	links	44.00
14345	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	4. OG.	mitte links	49.00
14315	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	EG.	links	44.00
14317	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	EG.	mitte links	49.00
14319	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	EG.	rechts	33.00
14321	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	EG.	mitte rechts	38.00
14323	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	1. OG.	links	44.00
14324	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	1. OG.	mitte links	49.00
14326	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	1. OG.	rechts	33.00
14328	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	1. OG.	mitte rechts	38.00
14346	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	4. OG.	rechts	33.00
14348	FRANK	86167	Augsburg	Elisabethstr.	37	Wohnung	Wohnung	4. OG.	mitte rechts	38.00
14361	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	1. OG.	mitte rechts	50.00
14362	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	1. OG.	links	45.00
14363	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	1. OG.	mitte links	51.00
14364	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	2. OG.	rechts	45.00
14365	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	2. OG.	mitte rechts	50.00
14366	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	2. OG.	links	45.00
14367	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	2. OG.	mitte links	51.00
14368	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	3. OG.	rechts	45.00
14369	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	3. OG.	mitte rechts	49.00
14370	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	3. OG.	links	45.00
14350	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	EG.	rechts	45.00
14353	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	EG.	mitte rechts	50.00
14356	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	EG.	links	45.00
14358	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	EG.	mitte links	51.00
14360	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	1. OG.	rechts	45.00
14372	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	3. OG.	mitte links	51.00
14375	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	4. OG.	rechts	45.00
14376	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	4. OG.	mitte rechts	49.00

14379	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	4. OG.	links	45.00
14380	FRANK	86167	Augsburg	Elisabethstr.	39	Wohnung	Wohnung	4. OG.	mitte links	51.00
14201	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	4. OG.	rechts	46.07
14202	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	4. OG.	links	46.73
14226	FRANK	86167	Augsburg	Elisabethstr.	41	Stellplatz	Stellplatz
14227	FRANK	86167	Augsburg	Elisabethstr.	41	Stellplatz	Stellplatz
14193	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	EG.	rechts	44.02
14194	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	EG.	links	44.02
14195	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	1. OG.	rechts	45.19
14196	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	1. OG.	links	45.19
14197	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	2. OG.	rechts	46.07
14198	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	2. OG.	links	46.73
14199	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	3. OG.	rechts	46.07
14200	FRANK	86167	Augsburg	Elisabethstr.	41	Wohnung	Wohnung	3. OG.	links	46.73
14203	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	EG.	rechts	43.27
14204	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	EG.	links	44.02
14205	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	1. OG.	rechts	45.14
14206	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	1. OG.	links	45.19
14207	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	2. OG.	rechts	46.01
14208	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	2. OG.	links	46.07
14209	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	3. OG.	rechts	46.01
14210	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	3. OG.	links	46.07
14211	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	4. OG.	rechts	46.01
14212	FRANK	86167	Augsburg	Elisabethstr.	43	Wohnung	Wohnung	4. OG.	links	46.07
14181	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	4. OG.	rechts	46.07
14182	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	4. OG.	links	45.31
14173	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	EG.	rechts	44.02
14174	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	EG.	links	43.27
14175	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	1. OG.	rechts	45.19
14176	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	1. OG.	links	44.45
14177	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	2. OG.	rechts	46.07
14178	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	2. OG.	links	45.31
14179	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	3. OG.	rechts	46.07
14180	FRANK	86167	Augsburg	Elisabethstr.	45	Wohnung	Wohnung	3. OG.	links	45.31
14183	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	EG.	rechts	44.02
14184	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	EG.	links	44.02
14185	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	1. OG.	rechts	45.19
14186	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	1. OG.	links	45.19
14187	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	2. OG.	rechts	46.07
14188	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	2. OG.	links	46.07
14189	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	3. OG.	rechts	46.07
14190	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	3. OG.	links	46.07
14191	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	4. OG.	rechts	46.07
14192	FRANK	86167	Augsburg	Elisabethstr.	47	Wohnung	Wohnung	4. OG.	links	46.07
14161	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	4. OG.	rechts	46.01
14162	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	4. OG.	links	46.07
14153	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	EG.	rechts	43.27
14154	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	EG.	links	44.02
14155	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	1. OG.	rechts	45.14
14156	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	1. OG.	links	45.19
14157	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	2. OG.	rechts	46.01
14158	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	2. OG.	links	46.07
14159	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	3. OG.	rechts	46.01
14160	FRANK	86167	Augsburg	Elisabethstr.	49	Wohnung	Wohnung	3. OG.	links	46.07
14163	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	EG.	rechts	44.02
14164	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	EG.	links	43.27
14165	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	1. OG.	rechts	45.19
14166	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	1. OG.	links	44.45
14167	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	2. OG.	rechts	46.07
14168	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	2. OG.	links	45.31
14169	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	3. OG.	rechts	46.07
14170	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	3. OG.	links	45.31
14171	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	4. OG.	rechts	46.07
14172	FRANK	86167	Augsburg	Elisabethstr.	51	Wohnung	Wohnung	4. OG.	links	45.31
14222	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	4. OG.	rechts	46.62
14223	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	4. OG.	links	46.07
14213	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	EG.	rechts	44.02
14214	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	EG.	links	44.02
14215	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	1. OG.	rechts	45.65
14216	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	1. OG.	links	45.19
14217	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	2. OG.	rechts	46.62
14218	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	2. OG.	links	46.07
14219	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	3. OG.	rechts	46.62
14220	FRANK	86167	Augsburg	Elisabethstr.	53	Wohnung	Wohnung	3. OG.	links	46.07
14787	FRANK	86167	Augsburg	Elisabethstr.	55	Gewerbe	Laden	EG.	mitte		63.19
14149	FRANK	86167	Augsburg	Elisabethstr.	55	Wohnung	Wohnung	1. OG.	mitte	64.35
14150	FRANK	86167	Augsburg	Elisabethstr.	55	Wohnung	Wohnung	2. OG.	mitte	66.26
14151	FRANK	86167	Augsburg	Elisabethstr.	55	Wohnung	Wohnung	3. OG.	mitte	66.26
14152	FRANK	86167	Augsburg	Elisabethstr.	55	Wohnung	Wohnung	4. OG.	mitte	66.26
12831	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12832	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12833	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12834	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12867	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12868	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12869	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12870	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12871	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12872	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12873	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12875	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12876	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
12877	FRANK	86161	Augsburg	Engelbergerstr.	4	Stellplatz	Stellplatz
14799	FRANK	86154	Augsburg	Eschenhofstr.	36	Gewerbe	Laden	EG.	rechts		33.04
14800	FRANK	86154	Augsburg	Eschenhofstr.	36	Gewerbe	Laden	EG.	rechts		66.94
14026	FRANK	86154	Augsburg	Eschenhofstr.	36	Wohnung	Wohnung	EG.	links	64.04
14027	FRANK	86154	Augsburg	Eschenhofstr.	36	Wohnung	Wohnung	1. OG.	links	61.43
14028	FRANK	86154	Augsburg	Eschenhofstr.	36	Wohnung	Wohnung	1. OG.	rechts	91.86
14029	FRANK	86154	Augsburg	Eschenhofstr.	36	Wohnung	Wohnung	2. OG.	links	61.43
14030	FRANK	86154	Augsburg	Eschenhofstr.	36	Wohnung	Wohnung	2. OG.	rechts	91.86
14031	FRANK	86154	Augsburg	Eschenhofstr.	36	Wohnung	Wohnung	3. OG.	mitte	81.17
14032	FRANK	86154	Augsburg	Eschenhofstr.	38	Wohnung	Wohnung	EG.	rechts	49.68
14033	FRANK	86154	Augsburg	Eschenhofstr.	38	Wohnung	Wohnung	EG.	links	49.68
14034	FRANK	86154	Augsburg	Eschenhofstr.	38	Wohnung	Wohnung	1. OG.	rechts	49.68
14035	FRANK	86154	Augsburg	Eschenhofstr.	38	Wohnung	Wohnung	1. OG.	links	49.68
14036	FRANK	86154	Augsburg	Eschenhofstr.	38	Wohnung	Wohnung	2. OG.	rechts	49.68
14037	FRANK	86154	Augsburg	Eschenhofstr.	38	Wohnung	Wohnung	2. OG.	links	49.68
13461	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13463	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13464	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13466	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13467	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13468	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13469	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13470	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13471	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13484	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13485	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13486	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13487	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13488	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13489	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13490	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13473	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13474	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13475	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13476	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13478	FRANK	86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz

13479	FRANK		86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13480	FRANK		86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13481	FRANK		86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13482	FRANK		86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13483	FRANK		86156	Augsburg	Eulenhorst	Garage	Stellplatz	Stellplatz
13206	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1 a	Wohnung	Wohnung	EG.	links	86.85
13207	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1 a	Wohnung	Wohnung	EG.	rechts	70.36
13208	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1 a	Wohnung	Wohnung	1. OG.	links	86.85
13209	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1 a	Wohnung	Wohnung	1. OG.	rechts	70.36
13210	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1 a	Wohnung	Wohnung	2. OG.	links	86.85
13211	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1 a	Wohnung	Wohnung	2. OG.	rechts	70.36
13212	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1 a	Wohnung	Wohnung	3. OG.	links	86.85
13213	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1 a	Wohnung	Wohnung	3. OG.	rechts	70.36
13222	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3 a	Wohnung	Wohnung	EG.	links	86.85
13223	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3 a	Wohnung	Wohnung	EG.	rechts	70.36
13224	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3 a	Wohnung	Wohnung	1. OG.	links	86.85
13225	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3 a	Wohnung	Wohnung	1. OG.	rechts	70.36
13226	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3 a	Wohnung	Wohnung	2. OG.	links	86.85
13227	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3 a	Wohnung	Wohnung	2. OG.	rechts	70.36
13228	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3 a	Wohnung	Wohnung	3. OG.	links	86.85
13229	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3 a	Wohnung	Wohnung	3. OG.	rechts	70.36
13241	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5 a	Wohnung	Wohnung	1. OG.	rechts	70.36
13242	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5 a	Wohnung	Wohnung	2. OG.	links	86.85
13243	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5 a	Wohnung	Wohnung	2. OG.	rechts	70.36
13244	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5 a	Wohnung	Wohnung	3. OG.	links	86.85
13245	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5 a	Wohnung	Wohnung	3. OG.	rechts	70.36
13238	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5 a	Wohnung	Wohnung	EG.	links	86.85
13239	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5 a	Wohnung	Wohnung	EG.	rechts	70.36
13240	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5 a	Wohnung	Wohnung	1. OG.	links	86.85
14999	FRANK	S1	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15707	FRANK	S2	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15709	FRANK	S3	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15710	FRANK	S4	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15711	FRANK	S5	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15712	FRANK	S6	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15713	FRANK	S7	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15714	FRANK	S8	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15715	FRANK	S9	86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
13177	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1	Wohnung	Wohnung	EG.	rechts	86.85
13200	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1	Wohnung	Wohnung	1. OG.	links	70.36
13201	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1	Wohnung	Wohnung	1. OG.	rechts	86.85
13202	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1	Wohnung	Wohnung	2. OG.	links	70.36
13203	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1	Wohnung	Wohnung	2. OG.	rechts	86.85
13204	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1	Wohnung	Wohnung	3. OG.	links	70.36
13205	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1	Wohnung	Wohnung	3. OG.	rechts	86.85
15708	FRANK		86165	Augsburg	Euler-Chelpin-Str.	1	Stellplatz	Stellplatz
15734	FRANK	S28	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15735	FRANK	S29	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15736	FRANK	S30	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15737	FRANK	S31	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15738	FRANK	S32	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15739	FRANK	S33	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15740	FRANK	S34	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15741	FRANK	S35	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15742	FRANK	S36	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15743	FRANK	S37	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15744	FRANK	S38	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15745	FRANK	S39	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15746	FRANK	S40	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15747	FRANK	S41	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15748	FRANK	S42	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
15749	FRANK	S43	86165	Augsburg	Euler-Chelpin-Str.	2	Stellplatz	Stellplatz
13246	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	EG.	links	73.96
13247	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	EG.	links	60.96
13248	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	EG.	rechts	35.90
13249	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	EG.	rechts	36.98
13250	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	EG.	rechts	35.96
13261	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	3. OG.	links	73.96
13262	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	3. OG.	links	60.96
13263	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	3. OG.	rechts	35.90
13264	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	3. OG.	rechts	36.98
13265	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	3. OG.	rechts	35.96
13266	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	4. OG.	links	73.96
13267	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	4. OG.	links	60.96
13268	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	4. OG.	rechts	35.90
13269	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	4. OG.	rechts	36.98
13270	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	4. OG.	rechts	35.96
13281	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	7. OG.	links	60.96
13282	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	7. OG.	rechts	35.90
13283	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	7. OG.	rechts	36.98
13284	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	7. OG.	rechts	35.96
13285	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	8. OG.	links	73.96
13286	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	8. OG.	links	60.96
13287	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	8. OG.	rechts	35.90
13288	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	8. OG.	rechts	36.98
13289	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	8. OG.	rechts	35.96
13290	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	9. OG.	links	73.96
13301	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	11. OG.	links	60.96
13302	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	11. OG.	rechts	35.90
13303	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	11. OG.	rechts	36.98
13304	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	11. OG.	rechts	35.96
13251	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	1. OG.	links	73.96
13252	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	1. OG.	links	60.96
13253	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	1. OG.	rechts	35.90
13254	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	1. OG.	rechts	36.98
13255	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	1. OG.	rechts	35.96
13256	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	2. OG.	links	73.96
13257	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	2. OG.	links	60.96
13258	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	2. OG.	rechts	35.90
13259	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	2. OG.	rechts	36.98
13260	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	2. OG.	rechts	35.96
13271	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	5. OG.	links	73.96
13272	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	5. OG.	links	60.96
13273	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	5. OG.	rechts	35.90
13274	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	5. OG.	rechts	36.98
13275	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	5. OG.	rechts	35.96
13276	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	6. OG.	links	73.96
13277	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	6. OG.	links	60.96
13278	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	6. OG.	rechts	35.90
13279	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	6. OG.	rechts	36.98
13280	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	7. OG.	links	73.96
13291	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	9. OG.	links	60.96
13292	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	9. OG.	rechts	35.90
13293	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	9. OG.	rechts	36.98
13294	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	9. OG.	rechts	35.96
13295	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	10. OG.	links	73.96
13296	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	10. OG.	links	60.96
13297	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	10. OG.	rechts	35.90
13298	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	10. OG.	rechts	36.98
13299	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	10. OG.	rechts	35.96
13300	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	11. OG.	links	73.96
13579	FRANK		86165	Augsburg	Euler-Chelpin-Str.	2	Wohnung	Wohnung	6. OG.	rechts	35.96
15716	FRANK	S10	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz
15717	FRANK	S11	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz
15718	FRANK	S12	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz
15719	FRANK	S13	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz
15720	FRANK	S14	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz
15721	FRANK	S15	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz

Objekt-ID	Projektname	Whg.-Nr.	PLZ	Stadt	Straße bzw. bei Garagen/Stellpl. Straße Mieter	Hausnummer	Nutzung	Nutzungsart	Lage der Einheit		Wohn fläche m2	Gewerbe fläche inm[2]	offene Verkaufsfälle
15722	FRANK	S16	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz
15723	FRANK	S17	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz
15724	FRANK	S18	86165	Augsburg	Euler-Chelpin-Str.	3	Stellplatz	Stellplatz
13221	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3	Wohnung	Wohnung	3. OG.	rechts	86.85
13214	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3	Wohnung	Wohnung	EG.	links	70.36
13215	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3	Wohnung	Wohnung	EG.	rechts	86.85
13216	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3	Wohnung	Wohnung	1. OG.	links	70.36
13217	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3	Wohnung	Wohnung	1. OG.	rechts	86.85
13218	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3	Wohnung	Wohnung	2. OG.	links	70.36
13219	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3	Wohnung	Wohnung	2. OG.	rechts	86.85
13220	FRANK		86165	Augsburg	Euler-Chelpin-Str.	3	Wohnung	Wohnung	3. OG.	links	70.36
13073	FRANK		86165	Augsburg	Euler-Chelpin-Str.	4	Wohnung	Wohnung	EG.	links	101.82
13075	FRANK		86165	Augsburg	Euler-Chelpin-Str.	4	Wohnung	Wohnung	EG.	rechts	70.43
13077	FRANK		86165	Augsburg	Euler-Chelpin-Str.	4	Wohnung	Wohnung	1. OG.	links	101.82
13080	FRANK		86165	Augsburg	Euler-Chelpin-Str.	4	Wohnung	Wohnung	1. OG.	rechts	70.43
13081	FRANK		86165	Augsburg	Euler-Chelpin-Str.	4	Wohnung	Wohnung	2. OG.	links	101.82
13082	FRANK		86165	Augsburg	Euler-Chelpin-Str.	4	Wohnung	Wohnung	2. OG.	rechts	70.43
13083	FRANK		86165	Augsburg	Euler-Chelpin-Str.	4	Wohnung	Wohnung	3. OG.	links	101.82
13084	FRANK		86165	Augsburg	Euler-Chelpin-Str.	4	Wohnung	Wohnung	3. OG.	rechts	70.43
15725	FRANK	S19	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
15726	FRANK	S20	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
15727	FRANK	S21	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
15728	FRANK	S22	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
15729	FRANK	S23	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
15730	FRANK	S24	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
15731	FRANK	S25	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
15732	FRANK	S26	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
15733	FRANK	S27	86165	Augsburg	Euler-Chelpin-Str.	5	Stellplatz	Stellplatz
13230	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5	Wohnung	Wohnung	EG.	links	70.36
13231	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5	Wohnung	Wohnung	EG.	rechts	86.85
13232	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5	Wohnung	Wohnung	1. OG.	links	70.36
13233	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5	Wohnung	Wohnung	1. OG.	rechts	86.85
13234	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5	Wohnung	Wohnung	2. OG.	links	70.36
13235	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5	Wohnung	Wohnung	2. OG.	rechts	86.85
13236	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5	Wohnung	Wohnung	3. OG.	links	70.36
13237	FRANK		86165	Augsburg	Euler-Chelpin-Str.	5	Wohnung	Wohnung	3. OG.	rechts	86.85
13085	FRANK		86165	Augsburg	Euler-Chelpin-Str.	6	Wohnung	Wohnung	EG.	links	101.82
13158	FRANK		86165	Augsburg	Euler-Chelpin-Str.	6	Wohnung	Wohnung	EG.	rechts	70.43
13178	FRANK		86165	Augsburg	Euler-Chelpin-Str.	6	Wohnung	Wohnung	1. OG.	links	101.82
13179	FRANK		86165	Augsburg	Euler-Chelpin-Str.	6	Wohnung	Wohnung	1. OG.	rechts	70.43
13180	FRANK		86165	Augsburg	Euler-Chelpin-Str.	6	Wohnung	Wohnung	2. OG.	links	101.82
13181	FRANK		86165	Augsburg	Euler-Chelpin-Str.	6	Wohnung	Wohnung	2. OG.	links	70.43
13182	FRANK		86165	Augsburg	Euler-Chelpin-Str.	6	Wohnung	Wohnung	3. OG.	links	101.82
13183	FRANK		86165	Augsburg	Euler-Chelpin-Str.	6	Wohnung	Wohnung	3. OG.	rechts	70.43
13184	FRANK		86165	Augsburg	Euler-Chelpin-Str.	8	Wohnung	Wohnung	EG.	links	101.82
13185	FRANK		86165	Augsburg	Euler-Chelpin-Str.	8	Wohnung	Wohnung	EG.	rechts	70.43
13186	FRANK		86165	Augsburg	Euler-Chelpin-Str.	8	Wohnung	Wohnung	1. OG.	rechts	70.43
13187	FRANK		86165	Augsburg	Euler-Chelpin-Str.	8	Wohnung	Wohnung	2. OG.	rechts	70.43
13188	FRANK		86165	Augsburg	Euler-Chelpin-Str.	8	Wohnung	Wohnung	2. OG.	links	101.82
13189	FRANK		86165	Augsburg	Euler-Chelpin-Str.	8	Wohnung	Wohnung	3. OG.	links	101.82
13190	FRANK		86165	Augsburg	Euler-Chelpin-Str.	8	Wohnung	Wohnung	3. OG.	rechts	70.43
13740	FRANK		86165	Augsburg	Euler-Chelpin-Str.	8	Wohnung	Wohnung	1. OG.	links	101.82
13191	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	EG.	links	86.85
13192	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	EG.	rechts	86.85
13193	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	1. OG.	links	86.85
13194	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	1. OG.	rechts	86.85
13195	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	2. OG.	links	86.85
13196	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	2. OG.	rechts	86.85
13197	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	3. OG.	links	86.85
13198	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	3. OG.	rechts	86.85
13199	FRANK		86165	Augsburg	Euler-Chelpin-Str.	10	Wohnung	Wohnung	EG.	links	70.36
13305	FRANK		86165	Augsburg	Euler-Chelpin-Str.	12	Wohnung	Wohnung	EG.	links	86.57
13306	FRANK		86165	Augsburg	Euler-Chelpin-Str.	12	Wohnung	Wohnung	1. OG.	links	86.57
13307	FRANK		86165	Augsburg	Euler-Chelpin-Str.	12	Wohnung	Wohnung	1. OG.	rechts	86.57
13308	FRANK		86165	Augsburg	Euler-Chelpin-Str.	12	Wohnung	Wohnung	2. OG.	links	86.57
13310	FRANK		86165	Augsburg	Euler-Chelpin-Str.	12	Wohnung	Wohnung	2. OG.	rechts	86.57
13311	FRANK		86165	Augsburg	Euler-Chelpin-Str.	12	Wohnung	Wohnung	3. OG.	links	86.57
13313	FRANK		86165	Augsburg	Euler-Chelpin-Str.	12	Wohnung	Wohnung	3. OG.	rechts	86.57
13593	FRANK		86165	Augsburg	Euler-Chelpin-Str.	12	Wohnung	Wohnung	EG.	rechts	86.57
13321	FRANK		86165	Augsburg	Euler-Chelpin-Str.	14	Wohnung	Wohnung	3. OG.	links	86.57
13322	FRANK		86165	Augsburg	Euler-Chelpin-Str.	14	Wohnung	Wohnung	3. OG.	rechts	86.57
13315	FRANK		86165	Augsburg	Euler-Chelpin-Str.	14	Wohnung	Wohnung	EG.	links	86.57
13316	FRANK		86165	Augsburg	Euler-Chelpin-Str.	14	Wohnung	Wohnung	EG.	rechts	86.57
13317	FRANK		86165	Augsburg	Euler-Chelpin-Str.	14	Wohnung	Wohnung	1. OG.	links	86.57
13318	FRANK		86165	Augsburg	Euler-Chelpin-Str.	14	Wohnung	Wohnung	1. OG.	links	86.57
13319	FRANK		86165	Augsburg	Euler-Chelpin-Str.	14	Wohnung	Wohnung	2. OG.	links	86.57
13320	FRANK		86165	Augsburg	Euler-Chelpin-Str.	14	Wohnung	Wohnung	2. OG.	rechts	86.57
13616	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	EG.	rechts	54.87
13637	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	2. OG.	links	69.40
13638	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	3. OG.	rechts	54.87
13639	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	3. OG.	rechts	54.76
13640	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	3. OG.	links	69.40
13641	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	3. OG.	links	69.40
13642	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	4. OG.	rechts	54.87
13643	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	4. OG.	rechts	54.76
13651	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	4. OG.	links	69.40
13652	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	4. OG.	links	69.40
13654	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	5. OG.	rechts	54.87
13671	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	7. OG.	links	69.40
13672	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	8. OG.	rechts	54.87
13674	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	8. OG.	rechts	54.76
13675	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	8. OG.	links	69.40
13677	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	8. OG.	links	69.40
13621	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	EG.	rechts	54.76
13622	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	EG.	links	69.40
13624	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	EG.	links	69.40
13626	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	1. OG.	rechts	54.87
13627	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	1. OG.	rechts	54.76
13629	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	1. OG.	links	69.40
13631	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	1. OG.	links	69.40
13633	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	2. OG.	rechts	54.87
13635	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	2. OG.	rechts	54.76
13636	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	2. OG.	links	69.40
13658	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	5. OG.	links	69.40
13659	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	5. OG.	links	69.40
13660	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	6. OG.	rechts	54.87
13656	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	5. OG.	rechts	54.76
13662	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	6. OG.	rechts	54.76
13664	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	6. OG.	links	69.40
13665	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	6. OG.	links	69.40
13666	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	7. OG.	rechts	54.87
13668	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	7. OG.	rechts	54.76
13669	FRANK		86165	Augsburg	Euler-Chelpin-Str.	15	Wohnung	Wohnung	7. OG.	links	69.40
13323	FRANK		86165	Augsburg	Euler-Chelpin-Str.	16	Wohnung	Wohnung	EG.	links	86.57
13325	FRANK		86165	Augsburg	Euler-Chelpin-Str.	16	Wohnung	Wohnung	EG.	rechts	86.57
13326	FRANK		86165	Augsburg	Euler-Chelpin-Str.	16	Wohnung	Wohnung	1. OG.	links	86.57
13327	FRANK		86165	Augsburg	Euler-Chelpin-Str.	16	Wohnung	Wohnung	1. OG.	rechts	86.57
13328	FRANK		86165	Augsburg	Euler-Chelpin-Str.	16	Wohnung	Wohnung	2. OG.	links	86.57
13329	FRANK		86165	Augsburg	Euler-Chelpin-Str.	16	Wohnung	Wohnung	2. OG.	rechts	86.57
13341	FRANK		86165	Augsburg	Euler-Chelpin-Str.	16	Wohnung	Wohnung	3. OG.	rechts	86.57
13340	FRANK		86165	Augsburg	Euler-Chelpin-Str.	16	Wohnung	Wohnung	3. OG.	links	86.57
13342	FRANK		86165	Augsburg	Euler-Chelpin-Str.	18	Wohnung	Wohnung	EG.	links	70.70
13343	FRANK		86165	Augsburg	Euler-Chelpin-Str.	18	Wohnung	Wohnung	EG.	rechts	70.70
13344	FRANK		86165	Augsburg	Euler-Chelpin-Str.	18	Wohnung	Wohnung	1. OG.	links	70.70
13345	FRANK		86165	Augsburg	Euler-Chelpin-Str.	18	Wohnung	Wohnung	1. OG.	rechts	70.70
13346	FRANK		86165	Augsburg	Euler-Chelpin-Str.	18	Wohnung	Wohnung	2. OG.	links	70.70
13347	FRANK		86165	Augsburg	Euler-Chelpin-Str.	18	Wohnung	Wohnung	2. OG.	rechts	70.70
13348	FRANK		86165	Augsburg	Euler-Chelpin-Str.	18	Wohnung	Wohnung	3. OG.	links	70.70

13349	FRANK		86165	Augsburg	Euler-Chelpin-Str.	18	Wohnung	Wohnung	3. OG.	rechts	70.70
13351	FRANK		86165	Augsburg	Euler-Chelpin-Str.	20	Wohnung	Wohnung	EG.	links	70.70
13353	FRANK		86165	Augsburg	Euler-Chelpin-Str.	20	Wohnung	Wohnung	EG.	rechts	70.70
13360	FRANK		86165	Augsburg	Euler-Chelpin-Str.	20	Wohnung	Wohnung	1. OG.	links	70.70
13361	FRANK		86165	Augsburg	Euler-Chelpin-Str.	20	Wohnung	Wohnung	1. OG.	rechts	70.70
13363	FRANK		86165	Augsburg	Euler-Chelpin-Str.	20	Wohnung	Wohnung	2. OG.	links	70.70
13364	FRANK		86165	Augsburg	Euler-Chelpin-Str.	20	Wohnung	Wohnung	2. OG.	rechts	70.70
13365	FRANK		86165	Augsburg	Euler-Chelpin-Str.	20	Wohnung	Wohnung	3. OG.	links	70.70
13367	FRANK		86165	Augsburg	Euler-Chelpin-Str.	20	Wohnung	Wohnung	3. OG.	rechts	70.70
13377	FRANK		86165	Augsburg	Euler-Chelpin-Str.	22	Wohnung	Wohnung	2. OG.	links	70.70
13378	FRANK		86165	Augsburg	Euler-Chelpin-Str.	22	Wohnung	Wohnung	2. OG.	rechts	74.93
13379	FRANK		86165	Augsburg	Euler-Chelpin-Str.	22	Wohnung	Wohnung	3. OG.	links	70.70
13380	FRANK		86165	Augsburg	Euler-Chelpin-Str.	22	Wohnung	Wohnung	3. OG.	rechts	74.93
13371	FRANK		86165	Augsburg	Euler-Chelpin-Str.	22	Wohnung	Wohnung	EG.	links	70.70
13372	FRANK		86165	Augsburg	Euler-Chelpin-Str.	22	Wohnung	Wohnung	EG.	rechts	74.93
13374	FRANK		86165	Augsburg	Euler-Chelpin-Str.	22	Wohnung	Wohnung	1. OG.	links	70.70
13376	FRANK		86165	Augsburg	Euler-Chelpin-Str.	22	Wohnung	Wohnung	1. OG.	rechts	74.93
13388	FRANK		86165	Augsburg	Euler-Chelpin-Str.	24	Wohnung	Wohnung	EG.	links	100.86
13390	FRANK		86165	Augsburg	Euler-Chelpin-Str.	24	Wohnung	Wohnung	EG.	rechts	86.51
13393	FRANK		86165	Augsburg	Euler-Chelpin-Str.	24	Wohnung	Wohnung	1. OG.	links	100.86
13400	FRANK		86165	Augsburg	Euler-Chelpin-Str.	24	Wohnung	Wohnung	1. OG.	rechts	86.51
13402	FRANK		86165	Augsburg	Euler-Chelpin-Str.	24	Wohnung	Wohnung	2. OG.	links	100.86
13403	FRANK		86165	Augsburg	Euler-Chelpin-Str.	24	Wohnung	Wohnung	2. OG.	rechts	86.51
13405	FRANK		86165	Augsburg	Euler-Chelpin-Str.	24	Wohnung	Wohnung	3. OG.	links	100.86
13407	FRANK		86165	Augsburg	Euler-Chelpin-Str.	24	Wohnung	Wohnung	3. OG.	rechts	86.51
13425	FRANK		86165	Augsburg	Euler-Chelpin-Str.	26	Wohnung	Wohnung	EG.	links	86.51
13442	FRANK		86165	Augsburg	Euler-Chelpin-Str.	26	Wohnung	Wohnung	1. OG.	links	86.51
13445	FRANK		86165	Augsburg	Euler-Chelpin-Str.	26	Wohnung	Wohnung	1. OG.	rechts	100.86
13447	FRANK		86165	Augsburg	Euler-Chelpin-Str.	26	Wohnung	Wohnung	2. OG.	links	86.51
13448	FRANK		86165	Augsburg	Euler-Chelpin-Str.	26	Wohnung	Wohnung	2. OG.	rechts	100.86
13449	FRANK		86165	Augsburg	Euler-Chelpin-Str.	26	Wohnung	Wohnung	3. OG.	links	86.51
13450	FRANK		86165	Augsburg	Euler-Chelpin-Str.	26	Wohnung	Wohnung	3. OG.	rechts	100.86
13439	FRANK		86165	Augsburg	Euler-Chelpin-Str.	26	Wohnung	Wohnung	EG.	rechts	100.86
13462	FRANK		86165	Augsburg	Euler-Chelpin-Str.	28	Wohnung	Wohnung	2. OG.	rechts	86.51
13465	FRANK		86165	Augsburg	Euler-Chelpin-Str.	28	Wohnung	Wohnung	3. OG.	links	100.86
13451	FRANK		86165	Augsburg	Euler-Chelpin-Str.	28	Wohnung	Wohnung	EG.	links	100.86
13452	FRANK		86165	Augsburg	Euler-Chelpin-Str.	28	Wohnung	Wohnung	EG.	rechts	86.51
13456	FRANK		86165	Augsburg	Euler-Chelpin-Str.	28	Wohnung	Wohnung	1. OG.	links	100.86
13459	FRANK		86165	Augsburg	Euler-Chelpin-Str.	28	Wohnung	Wohnung	1. OG.	rechts	86.51
13460	FRANK		86165	Augsburg	Euler-Chelpin-Str.	28	Wohnung	Wohnung	2. OG.	links	100.86
13472	FRANK		86165	Augsburg	Euler-Chelpin-Str.	28	Wohnung	Wohnung	3. OG.	rechts	86.51
15778	FRANK	S72	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15779	FRANK	S73	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15780	FRANK	S74	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15781	FRANK	S75	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15782	FRANK	S76	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15783	FRANK	S77	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15784	FRANK	S78	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15785	FRANK	S79	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15786	FRANK	S80	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15787	FRANK	S81	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15788	FRANK	S82	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15789	FRANK	S83	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15790	FRANK	S84	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15791	FRANK	S85	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15792	FRANK	S86	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
15793	FRANK	S87	86165	Augsburg	Euler-Chelpin-Str.	30	Stellplatz	Stellplatz
13706	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30	Wohnung	Wohnung	EG.	links	85.04
13707	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30	Wohnung	Wohnung	EG.	rechts	85.04
13708	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30	Wohnung	Wohnung	1. OG.	links	85.04
13709	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30	Wohnung	Wohnung	1. OG.	rechts	85.04
13711	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30	Wohnung	Wohnung	2. OG.	links	85.04
13712	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30	Wohnung	Wohnung	2. OG.	rechts	85.04
13713	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30	Wohnung	Wohnung	3. OG.	links	85.04
13714	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30	Wohnung	Wohnung	3. OG.	rechts	85.04
15806	FRANK	S100	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15807	FRANK	S101	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15794	FRANK	S88	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15795	FRANK	S89	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15796	FRANK	S90	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15797	FRANK	S91	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15798	FRANK	S92	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15799	FRANK	S93	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15800	FRANK	S94	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15801	FRANK	S95	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15802	FRANK	S96	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15803	FRANK	S97	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15804	FRANK	S98	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
15805	FRANK	S99	86165	Augsburg	Euler-Chelpin-Str.	32	Stellplatz	Stellplatz
13731	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32	Wohnung	Wohnung	3. OG.	rechts	85.04
13724	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32	Wohnung	Wohnung	EG.	links	85.04
13725	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32	Wohnung	Wohnung	EG.	rechts	85.04
13726	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32	Wohnung	Wohnung	1. OG.	links	85.04
13727	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32	Wohnung	Wohnung	1. OG.	rechts	85.04
13728	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32	Wohnung	Wohnung	2. OG.	links	85.04
13729	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32	Wohnung	Wohnung	2. OG.	rechts	85.04
13730	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32	Wohnung	Wohnung	3. OG.	links	85.04
15808	FRANK	S102	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15810	FRANK	S103	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15811	FRANK	S104	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15812	FRANK	S105	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15813	FRANK	S106	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15814	FRANK	S107	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15815	FRANK	S108	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15816	FRANK	S109	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15817	FRANK	S110	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15818	FRANK	S111	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15819	FRANK	S112	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15820	FRANK	S113	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
15821	FRANK	S114	86165	Augsburg	Euler-Chelpin-Str.	34	Stellplatz	Stellplatz
13678	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	Wohnung	Wohnung	EG.	links	86.61
13680	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	Wohnung	Wohnung	EG.	rechts	86.61
13682	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	Wohnung	Wohnung	1. OG.	links	86.61
13684	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	Wohnung	Wohnung	1. OG.	rechts	86.61
13688	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	Wohnung	Wohnung	2. OG.	links	86.61
13689	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	Wohnung	Wohnung	2. OG.	rechts	86.61
13690	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	Wohnung	Wohnung	3. OG.	links	86.61
13691	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	Wohnung	Wohnung	3. OG.	rechts	86.61
15809	FRANK		86165	Augsburg	Euler-Chelpin-Str.	34	sonstiges	Waschhaus
15822	FRANK	S115	86165	Augsburg	Euler-Chelpin-Str.	35	Stellplatz	Stellplatz
15823	FRANK	S116	86165	Augsburg	Euler-Chelpin-Str.	35	Stellplatz	Stellplatz
15824	FRANK	S117	86165	Augsburg	Euler-Chelpin-Str.	35	Stellplatz	Stellplatz
15825	FRANK	S118	86165	Augsburg	Euler-Chelpin-Str.	35	Stellplatz	Stellplatz
15826	FRANK	S119	86165	Augsburg	Euler-Chelpin-Str.	35	Stellplatz	Stellplatz
14794	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Gewerbe	Laden				123.87
14973	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14974	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14975	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14976	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14977	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14978	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14979	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14991	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14992	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14993	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14994	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14995	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14996	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage

14997	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14980	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14981	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14982	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14983	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14984	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14985	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14986	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14987	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14988	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14989	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
14990	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Garage	Garage
13477	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	EG.	rechts	54.87
13491	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	EG.	rechts	54.76
13492	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	EG.	links	69.40
13496	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	EG.	links	69.40
13522	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	1. OG.	rechts	54.87
13523	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	1. OG.	rechts	54.76
13524	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	1. OG.	links	69.40
13525	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	1. OG.	links	69.40
13526	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	2. OG.	rechts	54.87
13527	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	2. OG.	rechts	54.76
13528	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	2. OG.	links	69.40
13529	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	2. OG.	links	69.40
13530	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	3. OG.	rechts	54.87
13531	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	3. OG.	rechts	54.76
13532	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	3. OG.	links	69.40
13533	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	3. OG.	links	69.40
13534	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	4. OG.	rechts	54.87
13535	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	4. OG.	rechts	54.76
13536	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	4. OG.	links	69.40
13547	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	7. OG.	rechts	54.76
13548	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	7. OG.	links	69.40
13549	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	7. OG.	links	69.40
13550	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	8. OG.	rechts	54.87
13551	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	8. OG.	rechts	54.76
13552	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	8. OG.	links	69.40
13553	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	8. OG.	links	69.40
13537	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	4. OG.	links	69.40
13538	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	5. OG.	rechts	54.87
13539	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	5. OG.	rechts	54.76
13540	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	5. OG.	links	69.40
13541	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	5. OG.	links	69.40
13542	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	6. OG.	rechts	54.87
13543	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	6. OG.	rechts	54.76
13544	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	6. OG.	links	69.40
13545	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	6. OG.	links	69.40
13546	FRANK		86165	Augsburg	Euler-Chelpin-Str.	35	Wohnung	Wohnung	7. OG.	rechts	54.87
15750	FRANK	S44	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15751	FRANK	S45	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15752	FRANK	S46	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15753	FRANK	S47	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15754	FRANK	S48	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15755	FRANK	S49	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15756	FRANK	S50	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15757	FRANK	S51	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15758	FRANK	S52	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15759	FRANK	S53	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15760	FRANK	S54	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15761	FRANK	S55	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15762	FRANK	S56	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15763	FRANK	S57	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15764	FRANK	S58	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15765	FRANK	S59	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15766	FRANK	S60	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15767	FRANK	S61	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15768	FRANK	S62	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15769	FRANK	S63	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15770	FRANK	S64	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15771	FRANK	S65	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15772	FRANK	S66	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15773	FRANK	S67	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15774	FRANK	S68	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15775	FRANK	S69	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15776	FRANK	S70	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
15777	FRANK	S71	86165	Augsburg	Euler-Chelpin-Str.	24-28	Stellplatz	Stellplatz
13716	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 a	Wohnung	Wohnung	EG.	links	85.04
13717	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 a	Wohnung	Wohnung	EG.	rechts	85.04
13718	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 a	Wohnung	Wohnung	1. OG.	links	85.04
13719	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 a	Wohnung	Wohnung	1. OG.	rechts	85.04
13720	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 a	Wohnung	Wohnung	2. OG.	links	85.04
13721	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 a	Wohnung	Wohnung	2. OG.	rechts	85.04
13722	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 a	Wohnung	Wohnung	3. OG.	links	85.04
13723	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 a	Wohnung	Wohnung	3. OG.	rechts	85.04
12544	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	EG.	links	69.33
12545	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	EG.	mitte	52.85
12546	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung		rechts	78.23
12547	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	1. OG.	links	69.33
12548	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	1. OG.	mitte	52.85
12549	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	1. OG.	rechts	78.23
12550	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	2. OG.	links	69.33
12551	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	2. OG.	mitte	52.85
12552	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	2. OG.	rechts	78.23
12553	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	3. OG.	links	69.33
12554	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	3. OG.	mitte	52.85
12555	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 b	Wohnung	Wohnung	3. OG.	rechts	78.23
12559	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	1. OG.	links	72.30
12560	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	1. OG.	mitte	53.77
12561	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	1. OG.	rechts	70.92
12562	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	2. OG.	links	72.30
12563	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	2. OG.	mitte	53.77
12564	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	2. OG.	rechts	70.92
12565	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	3. OG.	links	72.30
12566	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	3. OG.	mitte	53.77
12567	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung	3. OG.	rechts	70.92
12556	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung		links	73.54
12557	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung		mitte	65.50
12558	FRANK		86165	Augsburg	Euler-Chelpin-Str.	30 c	Wohnung	Wohnung		rechts	60.04
13732	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 a	Wohnung	Wohnung	EG.	links	85.04
13733	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 a	Wohnung	Wohnung	EG.	rechts	85.04
13734	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 a	Wohnung	Wohnung	1. OG.	links	85.04
13735	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 a	Wohnung	Wohnung	1. OG.	rechts	85.04
13736	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 a	Wohnung	Wohnung	2. OG.	links	85.04
13737	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 a	Wohnung	Wohnung	2. OG.	rechts	85.04
13738	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 a	Wohnung	Wohnung	3. OG.	links	85.04
13739	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 a	Wohnung	Wohnung	3. OG.	rechts	85.04
12955	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung		links	69.33
12956	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung		mitte	52.85
12957	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	EG.	rechts	78.23
12958	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	1. OG.	links	69.33
12960	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	1. OG.	mitte	52.85
12961	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	1. OG.	rechts	78.23
12967	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	2. OG.	links	69.33
13004	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	2. OG.	rechts	78.23
13005	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	3. OG.	links	69.33
13006	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	3. OG.	rechts	78.23
13007	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	3. OG.	mitte	52.85
13003	FRANK		86165	Augsburg	Euler-Chelpin-Str.	32 b	Wohnung	Wohnung	2. OG.	mitte	52.85

13009	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	EG.	links	70.65
13010	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	EG.	mitte	65.50
13011	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	EG.	rechts	60.04
13012	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	1. OG.	links	70.65
13013	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	1. OG.	mitte	53.76
13014	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	1. OG.	rechts	70.92
13015	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	2. OG.	links	70.65
13016	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	2. OG.	mitte	53.76
13017	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	2. OG.	rechts	70.92
13018	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	3. OG.	links	70.65
13019	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	3. OG.	mitte	53.76
13020	FRANK	86165	Augsburg	Euler-Chelpin-Str.	32 c	Wohnung	Wohnung	3. OG.	rechts	70.92
13704	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 a	Wohnung	Wohnung	3. OG.	rechts	86.61
13692	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 a	Wohnung	Wohnung	EG.	links	86.61
13695	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 a	Wohnung	Wohnung	EG.	rechts	86.61
13696	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 a	Wohnung	Wohnung	1. OG.	links	86.61
13698	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 a	Wohnung	Wohnung	1. OG.	rechts	86.61
13700	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 a	Wohnung	Wohnung	2. OG.	links	86.61
13701	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 a	Wohnung	Wohnung	2. OG.	rechts	86.61
13703	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 a	Wohnung	Wohnung	3. OG.	links	86.61
13021	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	EG.	links	44.39
13022	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	EG.	mitte	44.64
13023	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	EG.	rechts	79.35
13024	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	1. OG.	links	44.39
13025	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	1. OG.	mitte	44.64
13026	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	1. OG.	rechts	79.35
13027	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	2. OG.	links	44.39
13028	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	2. OG.	mitte	44.64
13029	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	2. OG.	rechts	79.35
13030	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	3. OG.	links	44.39
13031	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	3. OG.	mitte	44.64
13032	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 b	Wohnung	Wohnung	3. OG.	rechts	79.35
13065	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	3. OG.	mitte	44.64
13066	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	3. OG.	rechts	44.39
13054	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	EG.	rechts	44.39
13056	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	1. OG.	links	86.37
13057	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	1. OG.	mitte	44.64
13059	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	1. OG.	rechts	44.39
13060	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	2. OG.	links	86.37
13061	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	2. OG.	mitte	44.64
13062	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	2. OG.	rechts	44.39
13063	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	3. OG.	links	86.37
13039	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	EG.	mitte	44.64
13035	FRANK	86165	Augsburg	Euler-Chelpin-Str.	34 c	Wohnung	Wohnung	EG.	links	89.35
14836	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14837	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14838	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14839	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14840	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14841	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14842	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14843	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14844	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14845	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14829	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14830	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14831	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14832	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14833	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14834	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14835	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14969	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14970	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14971	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14972	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14998	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14959	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14960	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14961	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14962	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14963	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14964	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14965	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14966	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14967	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
14968	FRANK	86165	Augsburg	Euler-Chelpin-Str.	TG	Garage	Garage
13391	FRANK	86156	Augsburg	Finkenweg	12a	Wohnung	Wohnung	EG.	links	63.72
13392	FRANK	86156	Augsburg	Finkenweg	12a	Wohnung	Wohnung	EG.	links	39.02
13394	FRANK	86156	Augsburg	Finkenweg	12a	Wohnung	Wohnung	1. OG.	links	63.72
13395	FRANK	86156	Augsburg	Finkenweg	12a	Wohnung	Wohnung	1. OG.	rechts	39.02
13396	FRANK	86156	Augsburg	Finkenweg	12a	Wohnung	Wohnung	2. OG.	links	63.72
13397	FRANK	86156	Augsburg	Finkenweg	12a	Wohnung	Wohnung	2. OG.	rechts	39.02
13499	FRANK	86156	Augsburg	Finkenweg	12a	Stellplatz	Stellplatz
13500	FRANK	86156	Augsburg	Finkenweg	12a	Stellplatz	Stellplatz
13501	FRANK	86156	Augsburg	Finkenweg	12a	Stellplatz	Stellplatz
13502	FRANK	86156	Augsburg	Finkenweg	12a	Stellplatz	Stellplatz
13503	FRANK	86156	Augsburg	Finkenweg	12a	Stellplatz	Stellplatz
13398	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	EG.	links	60.85
13399	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	EG.	mitte	37.35
13401	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	EG.	rechts	51.03
13404	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	1. OG.	links	60.85
13406	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	1. OG.	mitte	37.35
13408	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	1. OG.	rechts	51.03
13409	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	2. OG.	links	60.85
13410	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	2. OG.	mitte	37.35
13411	FRANK	86156	Augsburg	Finkenweg	12b	Wohnung	Wohnung	2. OG.	rechts	51.03
13505	FRANK	86156	Augsburg	Finkenweg	20a	Stellplatz	Stellplatz
13506	FRANK	86156	Augsburg	Finkenweg	20a	Stellplatz	Stellplatz
13507	FRANK	86156	Augsburg	Finkenweg	20a	Stellplatz	Stellplatz
13508	FRANK	86156	Augsburg	Finkenweg	20a	Stellplatz	Stellplatz
13509	FRANK	86156	Augsburg	Finkenweg	20a	Stellplatz	Stellplatz
13412	FRANK	86156	Augsburg	Finkenweg	20a	Wohnung	Wohnung	EG.	links	63.72
13413	FRANK	86156	Augsburg	Finkenweg	20a	Wohnung	Wohnung	EG.	rechts	39.02
13414	FRANK	86156	Augsburg	Finkenweg	20a	Wohnung	Wohnung	1. OG.	links	63.72
13415	FRANK	86156	Augsburg	Finkenweg	20a	Wohnung	Wohnung	1. OG.	rechts	39.02
13416	FRANK	86156	Augsburg	Finkenweg	20a	Wohnung	Wohnung	2. OG.	links	63.72
13417	FRANK	86156	Augsburg	Finkenweg	20a	Wohnung	Wohnung	2. OG.	rechts	39.02
13504	FRANK	86156	Augsburg	Finkenweg	20a	Stellplatz	Stellplatz
13421	FRANK	86156	Augsburg	Finkenweg	20b	Wohnung	Wohnung	1. OG.	rechts	51.27
13422	FRANK	86156	Augsburg	Finkenweg	20b	Wohnung	Wohnung	2. OG.	links	51.27
13423	FRANK	86156	Augsburg	Finkenweg	20b	Wohnung	Wohnung	2. OG.	rechts	51.27
13418	FRANK	86156	Augsburg	Finkenweg	20b	Wohnung	Wohnung	EG.	links	51.27
13419	FRANK	86156	Augsburg	Finkenweg	20b	Wohnung	Wohnung	EG.	rechts	51.27
13420	FRANK	86156	Augsburg	Finkenweg	20b	Wohnung	Wohnung	1. OG.	links	51.27
13424	FRANK	86156	Augsburg	Finkenweg	26a	Wohnung	Wohnung	EG.	links	63.72
13426	FRANK	86156	Augsburg	Finkenweg	26a	Wohnung	Wohnung	EG.	rechts	39.02
13427	FRANK	86156	Augsburg	Finkenweg	26a	Wohnung	Wohnung	1. OG.	links	63.72
13428	FRANK	86156	Augsburg	Finkenweg	26a	Wohnung	Wohnung	1. OG.	rechts	39.02
13429	FRANK	86156	Augsburg	Finkenweg	26a	Wohnung	Wohnung	2. OG.	links	63.72
13430	FRANK	86156	Augsburg	Finkenweg	26a	Wohnung	Wohnung	2. OG.	rechts	39.02
13510	FRANK	86156	Augsburg	Finkenweg	26a	Stellplatz	Stellplatz
13511	FRANK	86156	Augsburg	Finkenweg	26a	Stellplatz	Stellplatz
13512	FRANK	86156	Augsburg	Finkenweg	26a	Stellplatz	Stellplatz
13513	FRANK	86156	Augsburg	Finkenweg	26a	Stellplatz	Stellplatz
13514	FRANK	86156	Augsburg	Finkenweg	26a	Stellplatz	Stellplatz
13515	FRANK	86156	Augsburg	Finkenweg	26a	Stellplatz	Stellplatz
13431	FRANK	86156	Augsburg	Finkenweg	26b	Wohnung	Wohnung	EG.	links	51.27
13432	FRANK	86156	Augsburg	Finkenweg	26b	Wohnung	Wohnung	EG.	rechts	51.27

13433	FRANK	86156	Augsburg	Finkenweg	26b	Wohnung	Wohnung	1. OG.	links	51.27
13434	FRANK	86156	Augsburg	Finkenweg	26b	Wohnung	Wohnung	1. OG.	rechts	51.27
13435	FRANK	86156	Augsburg	Finkenweg	26b	Wohnung	Wohnung	2. OG.	links	51.27
13436	FRANK	86156	Augsburg	Finkenweg	26b	Wohnung	Wohnung	2. OG.	rechts	51.27
13441	FRANK	86156	Augsburg	Finkenweg	34a	Wohnung	Wohnung	1. OG.	rechts	51.27
13443	FRANK	86156	Augsburg	Finkenweg	34a	Wohnung	Wohnung	2. OG.	links	51.27
13444	FRANK	86156	Augsburg	Finkenweg	34a	Wohnung	Wohnung	2. OG.	rechts	51.27
13437	FRANK	86156	Augsburg	Finkenweg	34a	Wohnung	Wohnung	EG.	links	51.27
13438	FRANK	86156	Augsburg	Finkenweg	34a	Wohnung	Wohnung	EG.	rechts	51.27
13440	FRANK	86156	Augsburg	Finkenweg	34a	Wohnung	Wohnung	1. OG.	links	51.27
13516	FRANK	86156	Augsburg	Finkenweg	34a	Stellplatz	Stellplatz
13517	FRANK	86156	Augsburg	Finkenweg	34a	Stellplatz	Stellplatz
13518	FRANK	86156	Augsburg	Finkenweg	34a	Stellplatz	Stellplatz
13519	FRANK	86156	Augsburg	Finkenweg	34a	Stellplatz	Stellplatz
13520	FRANK	86156	Augsburg	Finkenweg	34a	Stellplatz	Stellplatz
13521	FRANK	86156	Augsburg	Finkenweg	34a	Stellplatz	Stellplatz
13446	FRANK	86156	Augsburg	Finkenweg	34b	Wohnung	Wohnung	EG.	links	51.27
13453	FRANK	86156	Augsburg	Finkenweg	34b	Wohnung	Wohnung	EG.	rechts	51.27
13454	FRANK	86156	Augsburg	Finkenweg	34b	Wohnung	Wohnung	1. OG.	links	51.27
13455	FRANK	86156	Augsburg	Finkenweg	34b	Wohnung	Wohnung	1. OG.	rechts	51.27
13457	FRANK	86156	Augsburg	Finkenweg	34b	Wohnung	Wohnung	2. OG.	links	51.27
13458	FRANK	86156	Augsburg	Finkenweg	34b	Wohnung	Wohnung	2. OG.	rechts	51.27
13362	FRANK	86156	Augsburg	Finkenweg	4a	Wohnung	Wohnung	EG.	links	63.72
13366	FRANK	86156	Augsburg	Finkenweg	4a	Wohnung	Wohnung	EG.	rechts	39.02
13368	FRANK	86156	Augsburg	Finkenweg	4a	Wohnung	Wohnung	1. OG.	links	63.72
13369	FRANK	86156	Augsburg	Finkenweg	4a	Wohnung	Wohnung	1. OG.	rechts	39.02
13370	FRANK	86156	Augsburg	Finkenweg	4a	Wohnung	Wohnung	2. OG.	links	63.72
13493	FRANK	86156	Augsburg	Finkenweg	4a	Stellplatz	Stellplatz
13494	FRANK	86156	Augsburg	Finkenweg	4a	Stellplatz	Stellplatz
13495	FRANK	86156	Augsburg	Finkenweg	4a	Stellplatz	Stellplatz
13497	FRANK	86156	Augsburg	Finkenweg	4a	Stellplatz	Stellplatz
13373	FRANK	86156	Augsburg	Finkenweg	4a	Wohnung	Wohnung	2. OG.	rechts	39.02
13498	FRANK	86156	Augsburg	Finkenweg	4a	Stellplatz	Stellplatz
13386	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	2. OG.	links	60.85
13387	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	2. OG.	mitte	37.35
13389	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	2. OG.	rechts	51.03
13375	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	EG.	links	60.85
13381	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	EG.	mitte	37.35
13382	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	EG.	rechts	51.03
13383	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	1. OG.	links	60.85
13384	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	1. OG.	mitte	37.35
13385	FRANK	86156	Augsburg	Finkenweg	4b	Wohnung	Wohnung	1. OG.	rechts	51.03
12804	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	EG.	links	51.51
12805	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	1. OG.	rechts	52.71
12806	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	1. OG.	links	52.71
12807	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	2. OG.	rechts	52.71
12808	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	2. OG.	links	52.71
12809	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	3. OG.	rechts	52.71
12810	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	3. OG.	links	52.71
12811	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	4. OG.	rechts	52.71
12812	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	4. OG.	links	52.71
12803	FRANK	86161	Augsburg	Friedbergerstr.	15	Wohnung	Wohnung	EG.	rechts	51.51
12645	FRANK	86153	Augsburg	Friedrich-List-Str.	10	Wohnung	Wohnung	EG.	rechts	49.01
12646	FRANK	86153	Augsburg	Friedrich-List-Str.	10	Wohnung	Wohnung	EG.	links	49.01
12647	FRANK	86153	Augsburg	Friedrich-List-Str.	10	Wohnung	Wohnung	1. OG.	rechts	49.01
12648	FRANK	86153	Augsburg	Friedrich-List-Str.	10	Wohnung	Wohnung	1. OG.	links	49.34
12649	FRANK	86153	Augsburg	Friedrich-List-Str.	10	Wohnung	Wohnung	2. OG.	rechts	49.01
12650	FRANK	86153	Augsburg	Friedrich-List-Str.	10	Wohnung	Wohnung	2. OG.	links	49.34
12657	FRANK	86153	Augsburg	Friedrich-List-Str.	12	Wohnung	Wohnung	EG.	rechts	49.01
12658	FRANK	86153	Augsburg	Friedrich-List-Str.	12	Wohnung	Wohnung	EG.	links	49.01
12659	FRANK	86153	Augsburg	Friedrich-List-Str.	12	Wohnung	Wohnung	1. OG.	rechts	49.01
12660	FRANK	86153	Augsburg	Friedrich-List-Str.	12	Wohnung	Wohnung	1. OG.	links	49.34
12661	FRANK	86153	Augsburg	Friedrich-List-Str.	12	Wohnung	Wohnung	2. OG.	rechts	49.01
12662	FRANK	86153	Augsburg	Friedrich-List-Str.	12	Wohnung	Wohnung	2. OG.	links	49.34
12651	FRANK	86153	Augsburg	Friedrich-List-Str.	10a	Wohnung	Wohnung	EG.	rechts	49.01
12652	FRANK	86153	Augsburg	Friedrich-List-Str.	10a	Wohnung	Wohnung	EG.	links	49.01
12653	FRANK	86153	Augsburg	Friedrich-List-Str.	10a	Wohnung	Wohnung	1. OG.	rechts	49.01
12654	FRANK	86153	Augsburg	Friedrich-List-Str.	10a	Wohnung	Wohnung	1. OG.	links	49.34
12655	FRANK	86153	Augsburg	Friedrich-List-Str.	10a	Wohnung	Wohnung	2. OG.	rechts	49.01
12656	FRANK	86153	Augsburg	Friedrich-List-Str.	10a	Wohnung	Wohnung	2. OG.	links	49.34
12663	FRANK	86153	Augsburg	Friedrich-List-Str.	12a	Wohnung	Wohnung	EG.	rechts	49.01
12664	FRANK	86153	Augsburg	Friedrich-List-Str.	12a	Wohnung	Wohnung	EG.	links	49.01
12665	FRANK	86153	Augsburg	Friedrich-List-Str.	12a	Wohnung	Wohnung	1. OG.	rechts	49.01
12666	FRANK	86153	Augsburg	Friedrich-List-Str.	12a	Wohnung	Wohnung	1. OG.	links	49.34
12667	FRANK	86153	Augsburg	Friedrich-List-Str.	12a	Wohnung	Wohnung	2. OG.	rechts	49.01
12668	FRANK	86153	Augsburg	Friedrich-List-Str.	12a	Wohnung	Wohnung	2. OG.	links	49.34
14109	FRANK	86167	Augsburg	Kolbergstr.	17	Wohnung	Wohnung	EG.	rechts	46.99
14110	FRANK	86167	Augsburg	Kolbergstr.	17	Wohnung	Wohnung	EG.	links	46.99
14111	FRANK	86167	Augsburg	Kolbergstr.	17	Wohnung	Wohnung	1. OG.	rechts	47.60
14112	FRANK	86167	Augsburg	Kolbergstr.	17	Wohnung	Wohnung	1. OG.	links	47.60
14113	FRANK	86167	Augsburg	Kolbergstr.	17	Wohnung	Wohnung	2. OG.	rechts	47.60
14114	FRANK	86167	Augsburg	Kolbergstr.	17	Wohnung	Wohnung	2. OG.	links	47.60
14115	FRANK	86167	Augsburg	Kolbergstr.	19	Wohnung	Wohnung	EG.	rechts	47.89
14116	FRANK	86167	Augsburg	Kolbergstr.	19	Wohnung	Wohnung	EG.	links	46.99
14117	FRANK	86167	Augsburg	Kolbergstr.	19	Wohnung	Wohnung	1. OG.	rechts	48.79
14118	FRANK	86167	Augsburg	Kolbergstr.	19	Wohnung	Wohnung	1. OG.	links	47.60
14119	FRANK	86167	Augsburg	Kolbergstr.	19	Wohnung	Wohnung	2. OG.	rechts	48.79
14120	FRANK	86167	Augsburg	Kolbergstr.	19	Wohnung	Wohnung	2. OG.	links	47.60
14128	FRANK	86167	Augsburg	Kolbergstr.	21	Wohnung	Wohnung	3. OG.	links	46.45
14121	FRANK	86167	Augsburg	Kolbergstr.	21	Wohnung	Wohnung	EG.	rechts	46.45
14122	FRANK	86167	Augsburg	Kolbergstr.	21	Wohnung	Wohnung	EG.	links	46.45
14123	FRANK	86167	Augsburg	Kolbergstr.	21	Wohnung	Wohnung	1. OG.	rechts	46.45
14124	FRANK	86167	Augsburg	Kolbergstr.	21	Wohnung	Wohnung	1. OG.	links	46.45
14125	FRANK	86167	Augsburg	Kolbergstr.	21	Wohnung	Wohnung	2. OG.	rechts	46.45
14126	FRANK	86167	Augsburg	Kolbergstr.	21	Wohnung	Wohnung	2. OG.	links	46.45
14127	FRANK	86167	Augsburg	Kolbergstr.	21	Wohnung	Wohnung	3. OG.	rechts	46.45
14129	FRANK	86167	Augsburg	Kolbergstr.	23	Wohnung	Wohnung	EG.	rechts	46.45
14130	FRANK	86167	Augsburg	Kolbergstr.	23	Wohnung	Wohnung	EG.	links	46.45
14131	FRANK	86167	Augsburg	Kolbergstr.	23	Wohnung	Wohnung	1. OG.	rechts	46.45
14132	FRANK	86167	Augsburg	Kolbergstr.	23	Wohnung	Wohnung	1. OG.	links	46.45
14133	FRANK	86167	Augsburg	Kolbergstr.	23	Wohnung	Wohnung	2. OG.	rechts	46.45
14134	FRANK	86167	Augsburg	Kolbergstr.	23	Wohnung	Wohnung	2. OG.	links	46.45
14135	FRANK	86167	Augsburg	Kolbergstr.	23	Wohnung	Wohnung	3. OG.	rechts	46.45
14136	FRANK	86167	Augsburg	Kolbergstr.	23	Wohnung	Wohnung	3. OG.	links	46.45
14141	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	1. OG.	mitte	37.15
14142	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	1. OG.	links	49.09
14143	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	2. OG.	rechts	58.14
14144	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	2. OG.	mitte	37.15
14145	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	2. OG.	links	49.09
14146	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	3. OG.	rechts	58.14
14147	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	3. OG.	mitte	37.15
14148	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	3. OG.	links	49.09
14137	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	3. OG.	rechts	58.14
14138	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	EG.	mitte	36.51
14139	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	EG.	links	48.50
14140	FRANK	86167	Augsburg	Kolbergstr.	25	Wohnung	Wohnung	1. OG.	rechts	58.14
13948	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	1. OG.	links	60.85
13949	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	1. OG.	mitte	37.53
13950	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	1. OG.	rechts	51.03
13951	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	2. OG.	links	60.85
13952	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	2. OG.	mitte	37.53
13953	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	2. OG.	rechts	51.03
13990	FRANK	86154	Augsburg	Öttinger Str.	1	Stellplatz	Stellplatz
13945	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	EG.	links	60.85
13946	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	EG.	mitte	37.53
13947	FRANK	86154	Augsburg	Öttinger Str.	1	Wohnung	Wohnung	EG.	rechts	51.03
13968	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	2. OG.	rechts	51.50
13994	FRANK	86154	Augsburg	Öttinger Str.	3	Stellplatz	Stellplatz

13995	FRANK	86154	Augsburg	Öttinger Str.	3	Stellplatz	Stellplatz
13960	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	EG.	links	60.85
13961	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	EG.	mitte	37.53
13962	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	EG.	rechts	51.50
13963	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	1. OG.	links	60.85
13964	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	1. OG.	mitte	37.53
13965	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	1. OG.	rechts	51.50
13966	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	2. OG.	links	60.85
13967	FRANK	86154	Augsburg	Öttinger Str.	3	Wohnung	Wohnung	2. OG.	mitte	37.53
13975	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	EG.	links	60.85
13976	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	EG.	mitte	37.53
13977	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	EG.	rechts	51.03
13991	FRANK	86154	Augsburg	Öttinger Str.	5	Stellplatz	Stellplatz
13992	FRANK	86154	Augsburg	Öttinger Str.	5	Stellplatz	Stellplatz
13978	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	1. OG.	links	60.85
13979	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	1. OG.	mitte	37.53
13980	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	1. OG.	rechts	51.03
13981	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	2. OG.	links	60.85
13982	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	2. OG.	mitte	37.53
13983	FRANK	86154	Augsburg	Öttinger Str.	5	Wohnung	Wohnung	2. OG.	rechts	51.03
13954	FRANK	86154	Augsburg	Öttinger Str.	1a	Wohnung	Wohnung	EG.	links	51.43
13955	FRANK	86154	Augsburg	Öttinger Str.	1a	Wohnung	Wohnung	EG.	rechts	51.43
13956	FRANK	86154	Augsburg	Öttinger Str.	1a	Wohnung	Wohnung	EG.	links	51.43
13957	FRANK	86154	Augsburg	Öttinger Str.	1a	Wohnung	Wohnung	1. OG.	rechts	51.43
13993	FRANK	86154	Augsburg	Öttinger Str.	1a	Stellplatz	Stellplatz
13958	FRANK	86154	Augsburg	Öttinger Str.	1a	Wohnung	Wohnung	2. OG.	links	51.43
13959	FRANK	86154	Augsburg	Öttinger Str.	1a	Wohnung	Wohnung	2. OG.	rechts	51.43
13969	FRANK	86154	Augsburg	Öttinger Str.	3a	Wohnung	Wohnung	EG.	links	51.43
13970	FRANK	86154	Augsburg	Öttinger Str.	3a	Wohnung	Wohnung	EG.	rechts	51.43
13971	FRANK	86154	Augsburg	Öttinger Str.	3a	Wohnung	Wohnung	1. OG.	links	51.43
13972	FRANK	86154	Augsburg	Öttinger Str.	3a	Wohnung	Wohnung	1. OG.	rechts	51.43
13973	FRANK	86154	Augsburg	Öttinger Str.	3a	Wohnung	Wohnung	2. OG.	links	51.43
13974	FRANK	86154	Augsburg	Öttinger Str.	3a	Wohnung	Wohnung	2. OG.	rechts	51.43
13988	FRANK	86154	Augsburg	Öttinger Str.	5a	Wohnung	Wohnung	2. OG.	links	51.43
13989	FRANK	86154	Augsburg	Öttinger Str.	5a	Wohnung	Wohnung	2. OG.	rechts	51.43
13984	FRANK	86154	Augsburg	Öttinger Str.	5a	Wohnung	Wohnung	EG.	links	51.43
13985	FRANK	86154	Augsburg	Öttinger Str.	5a	Wohnung	Wohnung	EG.	rechts	51.43
13986	FRANK	86154	Augsburg	Öttinger Str.	5a	Wohnung	Wohnung	1. OG.	links	51.43
13987	FRANK	86154	Augsburg	Öttinger Str.	5a	Wohnung	Wohnung	1. OG.	rechts	51.43
12878	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	26	Wohnung	Wohnung	EG.	rechts	60.03
12879	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	26	Wohnung	Wohnung	EG.	links	60.03
12880	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	26	Wohnung	Wohnung	1. OG.	rechts	60.03
12881	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	26	Wohnung	Wohnung	1. OG.	links	60.03
12882	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	26	Wohnung	Wohnung	2. OG.	rechts	60.03
12883	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	26	Wohnung	Wohnung	2. OG.	links	60.03
12884	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	26	Wohnung	Wohnung	3. OG.	rechts	60.03
12885	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	26	Wohnung	Wohnung	3. OG.	links	60.03
12824	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	28	Wohnung	Wohnung	EG.	links	60.03
12825	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	28	Wohnung	Wohnung	1. OG.	rechts	60.03
12826	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	28	Wohnung	Wohnung	1. OG.	links	61.68
12827	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	28	Wohnung	Wohnung	2. OG.	rechts	60.03
12828	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	28	Wohnung	Wohnung	2. OG.	links	61.68
12829	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	28	Wohnung	Wohnung	3. OG.	rechts	60.03
12830	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	28	Wohnung	Wohnung	3. OG.	links	61.68
12823	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	28	Wohnung	Wohnung	EG.	rechts	60.03
12835	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	30	Wohnung	Wohnung	EG.	rechts	60.03
12836	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	30	Wohnung	Wohnung	EG.	links	60.03
12837	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	30	Wohnung	Wohnung	1. OG.	rechts	60.03
12838	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	30	Wohnung	Wohnung	1. OG.	links	60.03
12839	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	30	Wohnung	Wohnung	2. OG.	rechts	60.03
12840	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	30	Wohnung	Wohnung	2. OG.	links	60.03
12841	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	30	Wohnung	Wohnung	3. OG.	rechts	60.03
12842	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	30	Wohnung	Wohnung	3. OG.	links	60.03
12844	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	32	Wohnung	Wohnung	EG.	links	60.03
12845	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	32	Wohnung	Wohnung	1. OG.	rechts	60.03
12846	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	32	Wohnung	Wohnung	1. OG.	links	60.03
12847	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	32	Wohnung	Wohnung	2. OG.	rechts	60.03
12848	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	32	Wohnung	Wohnung	2. OG.	links	60.03
12849	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	32	Wohnung	Wohnung	3. OG.	rechts	60.03
12850	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	32	Wohnung	Wohnung	3. OG.	links	60.03
12843	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	32	Wohnung	Wohnung	EG.	rechts	60.03
12851	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	34	Wohnung	Wohnung	EG.	rechts	60.03
12852	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	34	Wohnung	Wohnung	EG.	links	60.03
12853	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	34	Wohnung	Wohnung	1. OG.	rechts	60.03
12854	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	34	Wohnung	Wohnung	1. OG.	links	60.03
12855	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	34	Wohnung	Wohnung	2. OG.	rechts	60.03
12856	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	34	Wohnung	Wohnung	2. OG.	links	60.03
12857	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	34	Wohnung	Wohnung	3. OG.	rechts	60.03
12858	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	34	Wohnung	Wohnung	3. OG.	links	60.03
12859	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	36	Wohnung	Wohnung	EG.	rechts	60.03
12860	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	36	Wohnung	Wohnung	EG.	links	60.03
12861	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	36	Wohnung	Wohnung	1. OG.	rechts	60.35
12862	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	36	Wohnung	Wohnung	1. OG.	links	60.03
12863	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	36	Wohnung	Wohnung	2. OG.	rechts	60.53
12864	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	36	Wohnung	Wohnung	2. OG.	links	60.03
12865	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	36	Wohnung	Wohnung	3. OG.	rechts	60.53
12866	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	36	Wohnung	Wohnung	3. OG.	links	60.03
12886	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	38	Wohnung	Wohnung	EG.	rechts	60.03
12887	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	38	Wohnung	Wohnung	EG.	links	60.03
12888	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	38	Wohnung	Wohnung	1. OG.	rechts	60.03
12889	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	38	Wohnung	Wohnung	1. OG.	links	60.03
12890	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	38	Wohnung	Wohnung	2. OG.	rechts	60.03
12891	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	38	Wohnung	Wohnung	2. OG.	links	60.03
12892	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	38	Wohnung	Wohnung	3. OG.	rechts	60.03
12893	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	38	Wohnung	Wohnung	3. OG.	links	60.03
12894	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	40	Wohnung	Wohnung	EG.	rechts	70.63
12895	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	40	Wohnung	Wohnung	EG.	links	70.63
12896	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	40	Wohnung	Wohnung	1. OG.	rechts	70.63
12897	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	40	Wohnung	Wohnung	1. OG.	links	71.42
12898	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	40	Wohnung	Wohnung	2. OG.	rechts	70.63
12899	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	40	Wohnung	Wohnung	2. OG.	links	71.42
12900	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	40	Wohnung	Wohnung	3. OG.	rechts	70.63
12901	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	40	Wohnung	Wohnung	3. OG.	links	71.42
12813	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	EG.	rechts	51.51
12814	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	EG.	links	53.14
12815	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	1. OG.	rechts	52.71
12816	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	1. OG.	links	56.94
12817	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	2. OG.	rechts	52.71
12818	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	2. OG.	links	56.94
12819	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	3. OG.	rechts	52.71
12820	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	3. OG.	links	56.94
12821	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	4. OG.	rechts	52.71
12822	FRANK	86161	Augsburg	Theodor-Wiedemann-Str.	42	Wohnung	Wohnung	4. OG.	links	53.14
13745	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	1. OG.	mitte	33.88
13746	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	1. OG.	links	51.13
13747	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	2. OG.	rechts	58.74
13748	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	2. OG.	mitte	33.88
13749	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	2. OG.	links	51.13
13741	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	EG.	rechts	58.74
13742	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	EG.	mitte	33.88
13743	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	EG.	links	50.50
13744	FRANK	86163	Augsburg	Trettachstr.	41	Wohnung	Wohnung	1. OG.	rechts	58.74
13752	FRANK	86163	Augsburg	Trettachstr.	43	Wohnung	Wohnung	1. OG.	rechts	47.37
13753	FRANK	86163	Augsburg	Trettachstr.	43	Wohnung	Wohnung	1. OG.	links	46.86
13754	FRANK	86163	Augsburg	Trettachstr.	43	Wohnung	Wohnung	2. OG.	rechts	47.37
13755	FRANK	86163	Augsburg	Trettachstr.	43	Wohnung	Wohnung	2. OG.	links	46.86
13750	FRANK	86163	Augsburg	Trettachstr.	43	Wohnung	Wohnung	EG.	rechts	46.61
13751	FRANK	86163	Augsburg	Trettachstr.	43	Wohnung	Wohnung	EG.	links	46.86

13756	FRANK	86163	Augsburg	Trettachstr.	45	Wohnung	Wohnung	EG.	rechts	56.32
13757	FRANK	86163	Augsburg	Trettachstr.	45	Wohnung	Wohnung	EG.	links	32.21
13758	FRANK	86163	Augsburg	Trettachstr.	45	Wohnung	Wohnung	1. OG.	rechts	56.95
13759	FRANK	86163	Augsburg	Trettachstr.	45	Wohnung	Wohnung	1. OG.	links	32.96
13760	FRANK	86163	Augsburg	Trettachstr.	45	Wohnung	Wohnung	2. OG.	rechts	56.95
13761	FRANK	86163	Augsburg	Trettachstr.	45	Wohnung	Wohnung	2. OG.	links	32.96
13762	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	EG.	rechts	47.98
13763	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	EG.	mitte	35.67
13764	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	EG.	links	58.41
13765	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	1. OG.	rechts	47.98
13766	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	1. OG.	mitte	36.30
13767	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	1. OG.	links	59.04
13768	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	2. OG.	rechts	47.98
13769	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	2. OG.	mitte	36.30
13770	FRANK	86163	Augsburg	Trettachstr.	47	Wohnung	Wohnung	2. OG.	links	59.04
13772	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	EG.	mitte	35.67
13773	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	EG.	links	58.41
13774	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	1. OG.	rechts	48.61
13775	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	1. OG.	mitte	36.30
13776	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	1. OG.	links	58.41
13777	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	2. OG.	rechts	48.61
13778	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	2. OG.	mitte	36.30
13779	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	2. OG.	links	58.41
13771	FRANK	86163	Augsburg	Trettachstr.	49	Wohnung	Wohnung	EG.	rechts	59.04
14056	FRANK	86167	Augsburg	Utzschneiderstr.	2	Wohnung	Wohnung	EG.	rechts	46.00
14057	FRANK	86167	Augsburg	Utzschneiderstr.	2	Wohnung	Wohnung	EG.	links	34.00
14058	FRANK	86167	Augsburg	Utzschneiderstr.	2	Wohnung	Wohnung	1. OG.	rechts	46.00
14059	FRANK	86167	Augsburg	Utzschneiderstr.	2	Wohnung	Wohnung	1. OG.	links	34.00
14060	FRANK	86167	Augsburg	Utzschneiderstr.	2	Wohnung	Wohnung	2. OG.	rechts	46.00
14061	FRANK	86167	Augsburg	Utzschneiderstr.	2	Wohnung	Wohnung	2. OG.	links	34.00
14066	FRANK	86167	Augsburg	Utzschneiderstr.	4	Wohnung	Wohnung	2. OG.	rechts	34.00
14067	FRANK	86167	Augsburg	Utzschneiderstr.	4	Wohnung	Wohnung	2. OG.	links	46.00
14062	FRANK	86167	Augsburg	Utzschneiderstr.	4	Wohnung	Wohnung	EG.	rechts	34.00
14063	FRANK	86167	Augsburg	Utzschneiderstr.	4	Wohnung	Wohnung	EG.	links	46.00
14064	FRANK	86167	Augsburg	Utzschneiderstr.	4	Wohnung	Wohnung	1. OG.	rechts	34.00
14065	FRANK	86167	Augsburg	Utzschneiderstr.	4	Wohnung	Wohnung	1. OG.	links	46.00
14068	FRANK	86167	Augsburg	Utzschneiderstr.	6	Wohnung	Wohnung	EG.	rechts	46.00
14069	FRANK	86167	Augsburg	Utzschneiderstr.	6	Wohnung	Wohnung	EG.	links	34.00
14070	FRANK	86167	Augsburg	Utzschneiderstr.	6	Wohnung	Wohnung	1. OG.	rechts	46.00
14071	FRANK	86167	Augsburg	Utzschneiderstr.	6	Wohnung	Wohnung	1. OG.	links	34.00
14072	FRANK	86167	Augsburg	Utzschneiderstr.	6	Wohnung	Wohnung	2. OG.	rechts	46.00
14073	FRANK	86167	Augsburg	Utzschneiderstr.	6	Wohnung	Wohnung	2. OG.	links	34.00
14076	FRANK	86167	Augsburg	Utzschneiderstr.	8	Wohnung	Wohnung	1. OG.	links	46.00
14077	FRANK	86167	Augsburg	Utzschneiderstr.	8	Wohnung	Wohnung	1. OG.	rechts	46.00
14074	FRANK	86167	Augsburg	Utzschneiderstr.	8	Wohnung	Wohnung	EG.	rechts	46.00
14075	FRANK	86167	Augsburg	Utzschneiderstr.	8	Wohnung	Wohnung	EG.	links	46.00
14078	FRANK	86167	Augsburg	Utzschneiderstr.	8	Wohnung	Wohnung	2. OG.	rechts	46.00
14079	FRANK	86167	Augsburg	Utzschneiderstr.	8	Wohnung	Wohnung	2. OG.	links	46.00
14080	FRANK	86167	Augsburg	Utzschneiderstr.	10	Wohnung	Wohnung	EG.	rechts	46.00
14081	FRANK	86167	Augsburg	Utzschneiderstr.	10	Wohnung	Wohnung	EG.	links	46.00
14082	FRANK	86167	Augsburg	Utzschneiderstr.	10	Wohnung	Wohnung	1. OG.	links	46.00
14083	FRANK	86167	Augsburg	Utzschneiderstr.	10	Wohnung	Wohnung	1. OG.	rechts	46.00
14084	FRANK	86167	Augsburg	Utzschneiderstr.	10	Wohnung	Wohnung	2. OG.	rechts	46.00
14085	FRANK	86167	Augsburg	Utzschneiderstr.	10	Wohnung	Wohnung	2. OG.	links	46.00
14088	FRANK	86167	Augsburg	Utzschneiderstr.	12	Wohnung	Wohnung	1. OG.	rechts	33.00
14089	FRANK	86167	Augsburg	Utzschneiderstr.	12	Wohnung	Wohnung	1. OG.	links	46.00
14090	FRANK	86167	Augsburg	Utzschneiderstr.	12	Wohnung	Wohnung	2. OG.	rechts	33.00
14091	FRANK	86167	Augsburg	Utzschneiderstr.	12	Wohnung	Wohnung	2. OG.	links	46.00
14086	FRANK	86167	Augsburg	Utzschneiderstr.	12	Wohnung	Wohnung	EG.	rechts	33.00
14087	FRANK	86167	Augsburg	Utzschneiderstr.	12	Wohnung	Wohnung	EG.	links	46.00
14092	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	EG.	rechts	45.00
14093	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	EG.	rechts mitte	45.00
14094	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	EG.	links mitte	53.00
14095	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	EG.	links	45.00
14096	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	1. OG.	rechts	45.00
14097	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	1. OG.	rechts mitte	45.00
14108	FRANK	86167	Augsburg	Utzschneiderstr.	14	Stellplatz	Stellplatz
14098	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	1. OG.	links mitte	53.00
14099	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	1. OG.	links	45.00
14100	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	2. OG.	rechts	45.00
14101	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	2. OG.	rechts mitte	45.00
14102	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	2. OG.	links mitte	53.00
14103	FRANK	86167	Augsburg	Utzschneiderstr.	14	Wohnung	Wohnung	2. OG.	links	45.00
14104	FRANK	86167	Augsburg	Utzschneiderstr.	14	Stellplatz	Stellplatz
14105	FRANK	86167	Augsburg	Utzschneiderstr.	14	Stellplatz	Stellplatz
14106	FRANK	86167	Augsburg	Utzschneiderstr.	14	Stellplatz	Stellplatz
14107	FRANK	86167	Augsburg	Utzschneiderstr.	14	Stellplatz	Stellplatz
14482	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	2. OG.	mitte	43.00
14483	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	2. OG.	rechts	50.00
14484	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	3. OG.	links	50.00
14485	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	3. OG.	mitte	43.00
14486	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	3. OG.	rechts	50.00
14487	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	4. OG.	links	60.00
14488	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	4. OG.	rechts	50.00
14475	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	EG.	links	50.00
14476	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	EG.	mitte	43.00
14477	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	EG.	rechts	53.00
14478	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	1. OG.	links	50.00
14479	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	1. OG.	mitte	43.00
14480	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	1. OG.	rechts	50.00
14481	FRANK	86159	Augsburg	Von-Parseval-Str.	13	Wohnung	Wohnung	2. OG.	links	50.00
14491	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	EG.	rechts	50.00
14492	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	1. OG.	links	50.00
14493	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	1. OG.	mitte	43.00
14494	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	1. OG.	rechts	50.00
14495	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	2. OG.	links	50.00
14496	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	2. OG.	mitte	43.00
14497	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	2. OG.	rechts	50.00
14498	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	3. OG.	links	50.00
14499	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	3. OG.	mitte	43.00
14500	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	3. OG.	rechts	50.00
14489	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	EG.	links	50.00
14490	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	EG.	mitte	43.00
14501	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	4. OG.	links	60.00
14502	FRANK	86159	Augsburg	Von-Parseval-Str.	15	Wohnung	Wohnung	4. OG.	rechts	50.00
14511	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	2. OG.	rechts	51.00
14512	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	3. OG.	links	60.00
14513	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	3. OG.	mitte	33.00
14514	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	3. OG.	rechts	51.00
14515	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	4. OG.	links	60.00
14516	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	4. OG.	rechts	51.00
14503	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	EG.	links	60.00
14504	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	EG.	mitte	33.00
14505	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	EG.	rechts	51.00
14506	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	1. OG.	links	60.00
14507	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	1. OG.	mitte	33.00
14508	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	1. OG.	rechts	51.00
14509	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	2. OG.	links	60.00
14510	FRANK	86159	Augsburg	Von-Parseval-Str.	17	Wohnung	Wohnung	2. OG.	mitte	33.00
14517	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	EG.	links	60.00
14518	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	EG.	mitte	33.00
14519	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	EG.	rechts	51.00
14520	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	1. OG.	links	60.00
14521	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	1. OG.	mitte	33.00
14522	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	1. OG.	rechts	51.00
14523	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	2. OG.	links	60.00
14524	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	2. OG.	mitte	33.00
14525	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	2. OG.	rechts	51.00

14526	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	3. OG.	links	60.00
14527	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	3. OG.	mitte	33.00
14528	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	3. OG.	rechts	51.00
14529	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	4. OG.	links	60.00
14530	FRANK	86159	Augsburg	Von-Parseval-Str.	19	Wohnung	Wohnung	4. OG.	rechts	51.00
14048	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	2. OG.	links	60.86
14049	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	2. OG.	mitte	32.85
14050	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	2. OG.	rechts	51.54
14051	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	3. OG.	links	60.86
14052	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	3. OG.	mitte	32.85
14053	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	3. OG.	rechts	51.54
14054	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	4. OG.	links	60.86
14042	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	EG.	links	59.46
14043	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	EG.	mitte	32.37
14044	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	EG.	rechts	51.45
14045	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	1. OG.	links	60.14
14046	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	1. OG.	mitte hinten	32.37
14047	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	1. OG.	rechts	51.45
14631	FRANK	86159	Augsburg	Von-Parseval-Str.	21	Wohnung	Wohnung	4. OG.	rechts	51.54
14399	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	EG.	links	50.23
14400	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	EG.	rechts	58.59
14401	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	EG.	mitte	33.87
14402	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	1. OG.	links	50.23
14403	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	1. OG.	rechts	58.59
14404	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	1. OG.	mitte	34.42
14405	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	2. OG.	links	52.49
14406	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	2. OG.	rechts	61.73
14407	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	2. OG.	mitte	35.48
14408	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	3. OG.	links	52.49
14409	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	3. OG.	rechts	61.73
14410	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	3. OG.	mitte	35.48
14411	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	4. OG.	links	52.49
14412	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	4. OG.	rechts	61.73
14414	FRANK	86159	Augsburg	Von-Parseval-Str.	22	Wohnung	Wohnung	4. OG.	mitte	35.48
14430	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	EG.	links	53.64
14431	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	EG.	rechts	47.36
14442	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	4. OG.	links	56.90
14443	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	4. OG.	rechts	50.40
14444	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	4. OG.	mitte	35.48
14432	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	EG.	mitte	33.90
14433	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	1. OG.	links	54.19
14434	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	1. OG.	rechts	48.24
14435	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	1. OG.	mitte	34.42
14436	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	2. OG.	links	56.90
14437	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	2. OG.	rechts	50.40
14438	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	2. OG.	mitte	35.48
14439	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	3. OG.	links	56.90
14440	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	3. OG.	rechts	50.40
14441	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/3	Wohnung	Wohnung	3. OG.	mitte	35.48
14422	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	2. OG.	rechts	50.40
14423	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	2. OG.	mitte	45.32
14424	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	3. OG.	links	46.78
14425	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	3. OG.	rechts	50.40
14426	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	3. OG.	mitte	45.32
14427	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	4. OG.	links	46.78
14428	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	4. OG.	rechts	50.40
14429	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	4. OG.	mitte	45.32
14415	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	EG.	links	47.36
14416	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	EG.	rechts	47.36
14417	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	EG.	mitte	43.02
14418	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	1. OG.	links	44.90
14419	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	1. OG.	rechts	48.24
14420	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	1. OG.	mitte	43.95
14421	FRANK	86159	Augsburg	Von-Parseval-Str.	22 1/2	Wohnung	Wohnung	2. OG.	mitte	46.78
14445	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	EG.	links	60.92
14446	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	EG.	rechts	50.95
14447	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	EG.	mitte	35.03
14448	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	1. OG.	links	61.65
14449	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	1. OG.	rechts	50.95
14450	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	1. OG.	mitte	35.58
14451	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	2. OG.	links	63.94
14452	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	2. OG.	rechts	53.41
14453	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	2. OG.	mitte	36.69
14454	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	3. OG.	links	63.94
14455	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	3. OG.	rechts	53.41
14456	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	3. OG.	mitte	36.69
14457	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	4. OG.	links	63.94
14458	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	4. OG.	rechts	53.41
14459	FRANK	86159	Augsburg	Von-Parseval-Str.	24	Wohnung	Wohnung	4. OG.	mitte	36.69
14462	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	EG.	mitte	36.51
14463	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	1. OG.	links	49.25
14464	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	1. OG.	rechts	49.69
14465	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	1. OG.	mitte	37.06
14466	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	2. OG.	links	51.86
14467	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	2. OG.	rechts	51.66
14468	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	2. OG.	mitte	37.91
14469	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	3. OG.	links	51.86
14470	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	3. OG.	rechts	51.66
14471	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	3. OG.	mitte	37.91
14460	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	EG.	links	48.70
14461	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	EG.	rechts	48.69
14472	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	4. OG.	links	51.86
14473	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	4. OG.	rechts	51.66
14474	FRANK	86159	Augsburg	Von-Parseval-Str.	26	Wohnung	Wohnung	4. OG.	mitte	37.91
14055	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	EG.	links	35.11
14221	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	EG.	rechts	56.97
14224	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	1. OG.	rechts	57.53
14225	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	1. OG.	links	35.87
14244	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	2. OG.	rechts	60.05
14245	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	2. OG.	links	37.44
14247	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	3. OG.	rechts	48.66
14249	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	3. OG.	links	48.83
14269	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	4. OG.	links	48.83
14251	FRANK	86159	Augsburg	Von-Parseval-Str.	28	Wohnung	Wohnung	4. OG.	rechts	48.66
14270	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	EG.	rechts	46.18
14271	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	EG.	links	45.34
14273	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	1. OG.	rechts	46.94
14275	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	1. OG.	links	46.37
14277	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	2. OG.	rechts	48.82
14278	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	2. OG.	links	48.25
14280	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	3. OG.	rechts	48.82
14283	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	3. OG.	links	48.25
14292	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	4. OG.	rechts	48.82
14294	FRANK	86159	Augsburg	Von-Parseval-Str.	30	Wohnung	Wohnung	4. OG.	links	48.25
14302	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	1. OG.	rechts	46.37
14304	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	1. OG.	links	46.46
14307	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	2. OG.	rechts	48.25
14309	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	2. OG.	links	48.67
14296	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	EG.	rechts	45.34
14300	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	EG.	links	45.87
14311	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	3. OG.	rechts	48.25
14313	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	3. OG.	links	48.66
14314	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	4. OG.	rechts	48.25
14316	FRANK	86159	Augsburg	Von-Parseval-Str.	32	Wohnung	Wohnung	4. OG.	links	48.66
14320	FRANK	86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	EG.	links	46.36
14322	FRANK	86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	1. OG.	rechts	46.04
14325	FRANK	86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	1. OG.	links	47.84
14327	FRANK	86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	2. OG.	rechts	48.24

14330	FRANK		86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	2. OG.	links	49.72
14333	FRANK		86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	3. OG.	rechts	48.40
14335	FRANK		86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	3. OG.	links	49.72
14338	FRANK		86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	4. OG.	rechts	48.24
14340	FRANK		86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	4. OG.	links	49.71
14318	FRANK		86159	Augsburg	Von-Parseval-Str.	34	Wohnung	Wohnung	EG.	rechts	46.04
14343	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	EG.	rechts	57.44
14344	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	EG.	links	35.29
14347	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	1. OG.	rechts	58.92
14349	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	1. OG.	links	36.38
14351	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	2. OG.	rechts	61.11
14352	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	2. OG.	links	37.95
14354	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	3. OG.	rechts	49.72
14355	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	3. OG.	links	49.34
14357	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	4. OG.	rechts	49.72
14359	FRANK		86159	Augsburg	Von-Parseval-Str.	36	Wohnung	Wohnung	4. OG.	links	49.35
14371	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	EG.	rechts	57.01
14373	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	EG.	mitte	40.24
14374	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	EG.	links	51.96
14377	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	1. OG.	rechts	57.93
14378	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	1. OG.	mitte	41.33
14381	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	1. OG.	links	52.56
14382	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	2. OG.	rechts	60.15
14384	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	2. OG.	mitte	42.40
14387	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	2. OG.	links	55.01
14390	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	3. OG.	rechts	60.15
14392	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	3. OG.	mitte	42.40
14395	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	3. OG.	links	55.01
14396	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	4. OG.	rechts	60.15
14397	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	4. OG.	mitte	42.40
14398	FRANK		86159	Augsburg	Von-Parseval-Str.	38	Wohnung	Wohnung	4. OG.	links	55.00
14801	FRANK		86159	Augsburg	Von-Parseval-Str.	13-17	Stellplatz	Stellplatz
14821	FRANK		86159	Augsburg	Von-Parseval-Str.	13-17	Stellplatz	Stellplatz
14822	FRANK		86159	Augsburg	Von-Parseval-Str.	13-17	Stellplatz	Stellplatz
14823	FRANK		86159	Augsburg	Von-Parseval-Str.	13-17	Stellplatz	Stellplatz
14824	FRANK		86159	Augsburg	Von-Parseval-Str.	13-17	Stellplatz	Stellplatz
14825	FRANK		86159	Augsburg	Von-Parseval-Str.	13-17	Stellplatz	Stellplatz
14826	FRANK		86159	Augsburg	Von-Parseval-Str.	13-17	Stellplatz	Stellplatz
14827	FRANK		86159	Augsburg	Von-Parseval-Str.	13-17	Stellplatz	Stellplatz
14802	FRANK	G01	86159	Augsburg	Von-Parseval-Str.	26-28	Garage	Garage
14828	FRANK	G02	86159	Augsburg	Von-Parseval-Str.	26-28	Garage	Garage
14803	FRANK	G03	86159	Augsburg	Von-Parseval-Str.	26-28	Garage	Garage
14804	FRANK	G04	86159	Augsburg	Von-Parseval-Str.	26-28	Garage	Garage
14805	FRANK	G05	86159	Augsburg	Von-Parseval-Str.	26-28	Garage	Garage
14816	FRANK	G16	86159	Augsburg	Von-Parseval-Str.	26-28	Garage	Garage
14806	FRANK	G06	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14807	FRANK	G07	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14808	FRANK	G08	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14809	FRANK	G09	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14810	FRANK	G10	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14811	FRANK	G11	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14812	FRANK	G12	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14813	FRANK	G13	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14814	FRANK	G14	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14815	FRANK	G15	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14817	FRANK	G17	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14818	FRANK	G18	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14819	FRANK	G19	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14820	FRANK	G20	86159	Augsburg	Von-Parseval-Str.	32-34	Garage	Garage
14661	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	EG.	rechts	98.78
14662	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	EG.	links	37.03
14663	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	EG.	mitte	56.56
14671	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	2. OG.	mitte	78.98
14672	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	2. OG.	rechts	42.14
14673	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	3. OG.	links	52.32
14674	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	3. OG.	rechts	71.37
14664	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	EG.	rechts	50.38
14665	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	1. OG.	links	37.11
14666	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	1. OG.	mitte	56.60
14667	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	1. OG.	mitte	89.00
14668	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	1. OG.	rechts	50.39
14669	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	2. OG.	links	30.85
14670	FRANK		90762	Fürth	Beim Liershof	1	Wohnung	Wohnung	2. OG.	mitte	52.61
14783	FRANK		90762	Fürth	Königstrasse	12	Gewerbe	Laden	EG.	rechts		68.66
14784	FRANK		90762	Fürth	Königstrasse	12	Gewerbe	Laden	EG.	links		49.98
13350	FRANK		90762	Fürth	Königstrasse	12	Wohnung	Wohnung	4. OG.	links	64.80
13334	FRANK		90762	Fürth	Königstrasse	12	Wohnung	Wohnung	1. OG.	links	70.29
13335	FRANK		90762	Fürth	Königstrasse	12	Wohnung	Wohnung	1. OG.	rechts	62.23
13336	FRANK		90762	Fürth	Königstrasse	12	Wohnung	Wohnung	2. OG.	links	70.29
13337	FRANK		90762	Fürth	Königstrasse	12	Wohnung	Wohnung	2. OG.	rechts	62.23
13338	FRANK		90762	Fürth	Königstrasse	12	Wohnung	Wohnung	3. OG.	links	70.29
13339	FRANK		90762	Fürth	Königstrasse	12	Wohnung	Wohnung	3. OG.	rechts	62.23
13352	FRANK		90762	Fürth	Königstrasse	12	Wohnung	Wohnung	4. OG.	rechts	51.39
14782	FRANK		90762	Fürth	Königstrasse	26	Gewerbe	Laden	EG.	mitte		106.64
13330	FRANK		90762	Fürth	Königstrasse	26	Wohnung	Wohnung	1. OG.	links	47.37
13331	FRANK		90762	Fürth	Königstrasse	26	Wohnung	Wohnung	1. OG.	rechts	67.33
13332	FRANK		90762	Fürth	Königstrasse	26	Wohnung	Wohnung	2. OG.	links	45.57
13333	FRANK		90762	Fürth	Königstrasse	26	Wohnung	Wohnung	2. OG.	rechts	67.13
14785	FRANK		90762	Fürth	Königstrasse	28	Gewerbe	Laden	EG.	mitte		79.68
13354	FRANK		90762	Fürth	Königstrasse	28	Wohnung	Wohnung	1. OG.	links	47.84
13355	FRANK		90762	Fürth	Königstrasse	28	Wohnung	Wohnung	1. OG.	rechts	67.74
13356	FRANK		90762	Fürth	Königstrasse	28	Wohnung	Wohnung	2. OG.	rechts	47.84
13357	FRANK		90762	Fürth	Königstrasse	28	Wohnung	Wohnung	2. OG.	rechts	67.74
13358	FRANK		90762	Fürth	Königstrasse	28	Wohnung	Wohnung	3. OG.	links	47.06
13359	FRANK		90762	Fürth	Königstrasse	28	Wohnung	Wohnung	3. OG.	rechts	62.33
15089	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15147	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15148	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15149	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15150	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15151	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15153	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15154	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15155	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15195	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15196	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15197	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15198	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15200	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15202	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15203	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15204	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15208	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15209	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15212	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15217	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15219	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15221	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15159	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15160	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15161	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15162	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15163	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15164	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15165	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15166	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15167	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage
15168	FRANK		90762	Fürth	Königstrasse	36	Garage	Garage

15190	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15223	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15225	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15227	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15229	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15231	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15233	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15235	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15237	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15239	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15157	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15158	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15192	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15193	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15090	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15091	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15092	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15093	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15094	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15095	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15096	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15097	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15098	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15099	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15100	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15112	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15113	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15114	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15115	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15116	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15117	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15118	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15119	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15120	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15121	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15122	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15101	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15102	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15103	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15104	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15105	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15106	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15107	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15108	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15109	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15110	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15111	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15123	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15124	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15125	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15126	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15127	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15128	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15129	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15135	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15136	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15137	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15138	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15139	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15140	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15141	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15142	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15143	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15144	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15145	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
15146	FRANK	90762	Fürth	Königstrasse	36	Garage	Garage
14786	FRANK	90762	Fürth	Königstrasse	36/38	Gewerbe	Laden			133.66
14781	FRANK	90762	Fürth	Königstrasse	36/38	Gewerbe	Laden	EG. links		69.72
13309	FRANK	90762	Fürth	Königstrasse	36/38	Wohnung	Wohnung		k.a.
13324	FRANK	90762	Fürth	Königstrasse	36/38	Wohnung	Wohnung	2. OG. rechts	113.61
13312	FRANK	90762	Fürth	Königstrasse	36/38	Wohnung	Wohnung	1. OG. rechts	81.69
13314	FRANK	90762	Fürth	Königstrasse	36/38	Wohnung	Wohnung	2. OG. links	114.89
13996	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	EG.	links	74.01
13997	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	EG.	mitte	40.76
13998	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	EG.	rechts	52.74
13999	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	1. OG.	links	74.01
14000	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	1. OG.	mitte	49.83
14001	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	1. OG.	rechts	57.58
14002	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	2. OG.	links	74.01
14003	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	2. OG.	mitte	49.83
14004	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	2. OG.	rechts	57.58
14005	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	3. OG.	links	74.01
14006	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	3. OG.	mitte	49.83
14007	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	3. OG.	rechts	57.58
14532	FRANK	90762	Fürth	Rosenstrasse	25	Wohnung	Wohnung	EG.	links	47.73
14531	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	EG.	mitte	56.15
14533	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	EG.	rechts	77.75
14542	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	3. OG.	rechts	77.75
14534	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	1. OG.	links	77.75
14535	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	1. OG.	mitte	56.15
14536	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	1. OG.	rechts	77.75
14537	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	2. OG.	links	77.75
14538	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	2. OG.	mitte	56.15
14539	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	2. OG.	rechts	77.75
14540	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	3. OG.	links	77.75
14541	FRANK	90762	Fürth	Rosenstrasse	27	Wohnung	Wohnung	3. OG.	mitte	56.15
14544	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	EG.	mitte	56.15
14545	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	EG.	rechts	77.75
14546	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	1. OG.	links	77.75
14547	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	1. OG.	mitte	56.15
14548	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	1. OG.	rechts	77.75
14549	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	2. OG.	links	77.75
14543	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	EG.	links	77.75
14550	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	2. OG.	mitte	56.15
14551	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	2. OG.	rechts	77.75
14552	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	3. OG.	links	77.75
14553	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	3. OG.	mitte	56.15
14554	FRANK	90762	Fürth	Rosenstrasse	29	Wohnung	Wohnung	3. OG.	rechts	77.75
14555	FRANK	90762	Fürth	Rosenstrasse	31	Wohnung	Wohnung	EG.	links	85.02
14556	FRANK	90762	Fürth	Rosenstrasse	31	Wohnung	Wohnung	EG.	rechts	38.19
14557	FRANK	90762	Fürth	Rosenstrasse	31	Wohnung	Wohnung	1. OG.	links	85.02
14558	FRANK	90762	Fürth	Rosenstrasse	31	Wohnung	Wohnung	1. OG.	rechts	85.02
14559	FRANK	90762	Fürth	Rosenstrasse	31	Wohnung	Wohnung	2. OG.	links	85.02
14560	FRANK	90762	Fürth	Rosenstrasse	31	Wohnung	Wohnung	2. OG.	rechts	85.02
14561	FRANK	90762	Fürth	Rosenstrasse	31	Wohnung	Wohnung	3. OG.	links	85.02
14562	FRANK	90762	Fürth	Rosenstrasse	31	Wohnung	Wohnung	3. OG.	rechts	85.02
14619	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	3. OG.	links	51.36
14620	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	3. OG.	mitte	58.06
14621	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	3. OG.	rechts	57.93
14610	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	EG.	links	73.31
14611	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	EG.	mitte	57.36
14612	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	EG.	rechts	57.93
14613	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	1. OG.	links	73.31
14614	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	1. OG.	mitte	57.36
14615	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	1. OG.	rechts	57.93
14616	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	2. OG.	links	73.31
14617	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	2. OG.	mitte	58.06
14618	FRANK	90762	Fürth	Rosenstrasse	32	Wohnung	Wohnung	2. OG.	rechts	57.93

14599	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	EG.	mitte	37.49
14600	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	EG.	rechts	54.46
14601	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	1. OG.	links	55.46
14602	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	1. OG.	mitte	37.49
14603	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	1. OG.	rechts	55.46
14604	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	2. OG.	links	55.46
14605	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	2. OG.	mitte	37.49
14606	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	2. OG.	rechts	55.46
14607	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	3. OG.	links	54.46
14608	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	3. OG.	mitte	37.49
14598	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	EG.	links	54.46
14609	FRANK	90762	Fürth	Rosenstrasse	33	Wohnung	Wohnung	3. OG.	rechts	54.46
14622	FRANK	90762	Fürth	Rosenstrasse	34	Wohnung	Wohnung	EG.	rechts	80.47
14623	FRANK	90762	Fürth	Rosenstrasse	34	Wohnung	Wohnung	1. OG.	links	80.47
14624	FRANK	90762	Fürth	Rosenstrasse	34	Wohnung	Wohnung	1. OG.	rechts	80.47
14625	FRANK	90762	Fürth	Rosenstrasse	34	Wohnung	Wohnung	2. OG.	links	80.47
14626	FRANK	90762	Fürth	Rosenstrasse	34	Wohnung	Wohnung	2. OG.	rechts	80.47
14627	FRANK	90762	Fürth	Rosenstrasse	34	Wohnung	Wohnung	3. OG.	links	80.47
14628	FRANK	90762	Fürth	Rosenstrasse	34	Wohnung	Wohnung	3. OG.	rechts	80.47
14586	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	EG.	links	62.26
14587	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	EG.	mitte	37.89
14588	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	EG.	rechts	81.83
14589	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	1. OG.	links	78.34
14590	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	1. OG.	mitte	37.89
14591	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	1. OG.	rechts	82.83
14592	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	2. OG.	links	78.34
14593	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	2. OG.	mitte	37.89
14594	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	2. OG.	rechts	82.83
14595	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	3. OG.	links	77.34
14596	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	3. OG.	mitte	37.89
14597	FRANK	90762	Fürth	Rosenstrasse	35	Wohnung	Wohnung	3. OG.	rechts	81.83
14636	FRANK	90762	Fürth	Rosenstrasse	36	Wohnung	Wohnung	3. OG.	links	80.47
14637	FRANK	90762	Fürth	Rosenstrasse	36	Wohnung	Wohnung	3. OG.	rechts	80.47
14629	FRANK	90762	Fürth	Rosenstrasse	36	Wohnung	Wohnung	EG.	rechts	80.47
14630	FRANK	90762	Fürth	Rosenstrasse	36	Wohnung	Wohnung	EG.	links	80.47
14632	FRANK	90762	Fürth	Rosenstrasse	36	Wohnung	Wohnung	1. OG.	links	80.47
14633	FRANK	90762	Fürth	Rosenstrasse	36	Wohnung	Wohnung	1. OG.	rechts	80.47
14634	FRANK	90762	Fürth	Rosenstrasse	36	Wohnung	Wohnung	2. OG.	links	80.47
14635	FRANK	90762	Fürth	Rosenstrasse	36	Wohnung	Wohnung	2. OG.	rechts	80.47
14563	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	EG.	links	56.77
14564	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	EG.	mitte	74.14
14565	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	EG.	rechts	72.07
14566	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	1. OG.	links	73.63
14567	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	1. OG.	mitte	56.77
14568	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	1. OG.	mitte	74.14
14579	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	4. OG.	mitte	56.77
14580	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	4. OG.	mitte	74.14
14581	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	4. OG.	rechts	72.07
14582	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	5. OG.	links	73.63
14583	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	5. OG.	mitte	56.77
14584	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	5. OG.	mitte	74.14
14585	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	5. OG.	rechts	72.07
14569	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	1. OG.	rechts	72.07
14570	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	2. OG.	links	73.63
14571	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	2. OG.	mitte	56.77
14572	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	2. OG.	mitte	74.14
14573	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	2. OG.	rechts	72.07
14574	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	3. OG.	links	73.63
14575	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	3. OG.	mitte	56.77
14576	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	3. OG.	mitte	74.14
14577	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	3. OG.	rechts	72.07
14578	FRANK	90762	Fürth	Rosenstrasse	37	Wohnung	Wohnung	4. OG.	links	73.63
14638	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	EG.	links	102.04
14639	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	EG.	rechts	84.72
14640	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	1. OG.	links	102.04
14641	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	1. OG.	rechts	84.72
14642	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	2. OG.	links	102.04
14643	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	2. OG.	rechts	84.72
14644	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	3. OG.	links	102.04
14645	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	3. OG.	links	84.72
14646	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	4. OG.	links	102.04
14647	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	4. OG.	rechts	84.72
14648	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	5. OG.	links	102.04
14649	FRANK	90762	Fürth	Schlehenstr.	3	Wohnung	Wohnung	5. OG.	rechts	84.72
14656	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	3. OG.	rechts	86.05
14657	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	4. OG.	links	86.11
14658	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	4. OG.	rechts	86.05
14659	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	5. OG.	links	86.11
14660	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	5. OG.	rechts	86.05
14650	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	EG.	rechts	86.05
14651	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	1. OG.	links	86.11
14652	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	1. OG.	rechts	86.05
14653	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	2. OG.	links	86.11
14654	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	2. OG.	rechts	86.05
14655	FRANK	90762	Fürth	Schlehenstr.	5	Wohnung	Wohnung	3. OG.	links	86.11
14706	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	3. OG.	links	51.36
14707	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	3. OG.	mitte	61.70
14708	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	3. OG.	rechts	48.35
14703	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	2. OG.	links	73.14
14704	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	2. OG.	mitte	61.70
14705	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	2. OG.	rechts	48.35
14697	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	EG.	links	73.14
14698	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	EG.	mitte	61.70
14699	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	EG.	rechts	48.35
14700	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	1. OG.	links	73.14
14701	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	1. OG.	mitte	61.70
14702	FRANK	90762	Fürth	Schützenhof	1	Wohnung	Wohnung	1. OG.	rechts	48.35
14709	FRANK	90762	Fürth	Schützenhof	5	Wohnung	Wohnung	EG.	links	95.11
14710	FRANK	90762	Fürth	Schützenhof	5	Wohnung	Wohnung	EG.	rechts	99.83
14711	FRANK	90762	Fürth	Schützenhof	5	Wohnung	Wohnung	1. OG.	links	95.11
14712	FRANK	90762	Fürth	Schützenhof	5	Wohnung	Wohnung	1. OG.	rechts	101.66
14713	FRANK	90762	Fürth	Schützenhof	5	Wohnung	Wohnung	2. OG.	links	95.72
14714	FRANK	90762	Fürth	Schützenhof	5	Wohnung	Wohnung	2. OG.	rechts	99.83
14715	FRANK	90762	Fürth	Schützenhof	5	Wohnung	Wohnung	3. OG.	links	59.92
14716	FRANK	90762	Fürth	Schützenhof	5	Wohnung	Wohnung	3. OG.	rechts	71.42
14687	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	EG.	mitte	56.12
14688	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	EG.	rechts	77.33
14689	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	1. OG.	links	77.33
14690	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	1. OG.	mitte	56.12
14691	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	1. OG.	rechts	77.33
14686	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	EG.	links	77.33
14692	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	2. OG.	links	77.33
14693	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	2. OG.	mitte	56.12
14694	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	2. OG.	rechts	77.33
14695	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	3. OG.	links	68.38
14696	FRANK	90762	Fürth	Staudengasse	2	Wohnung	Wohnung	3. OG.	rechts	67.12
14675	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	EG.	rechts	78.18
14676	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	EG.	mitte	56.12
14677	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	EG.	rechts	77.33
14678	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	1. OG.	links	78.18
14679	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	1. OG.	mitte	56.12
14680	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	1. OG.	rechts	77.33
14681	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	2. OG.	links	78.18
14682	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	2. OG.	mitte	56.12
14683	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	2. OG.	rechts	77.33
14684	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	3. OG.	links	63.28
14685	FRANK	90762	Fürth	Staudengasse	4	Wohnung	Wohnung	3. OG.	rechts	65.11
12199	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	2. OG.	rechts	79.13

12200	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	3. OG.	links	79.29
12201	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	3. OG.	mitte	57.92
12202	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	3. OG.	rechts	79.13
12203	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	4. OG.	links	79.29
12204	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	4. OG.	mitte	57.92
12205	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	4. OG.	rechts	79.13
12206	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	5. OG.	links	79.29
12207	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	5. OG.	mitte	57.92
12208	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	5. OG.	rechts	79.13
12191	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	EG.	links	79.29
12192	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	EG.	mitte	57.92
12193	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	EG.	rechts	79.13
12194	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	1. OG.	links	79.29
12195	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	1. OG.	mitte	57.92
12196	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	1. OG.	rechts	79.13
12197	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	2. OG.	links	79.29
12198	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	2. OG.	mitte	57.92
12209	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	6. OG.	links	79.29
12210	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	6. OG.	mitte	57.92
12211	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	6. OG.	rechts	79.13
12212	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	7. OG.	links	79.29
12213	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	7. OG.	mitte	57.92
12214	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	7. OG.	rechts	79.13
12215	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	8. OG.	links	79.29
12216	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	8. OG.	mitte	57.92
12217	FRANK	85057	Ingolstadt	Rheinbergerstr.	1	Wohnung	Wohnung	8. OG.	rechts	79.13
12219	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	EG.	mitte	57.92
12220	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	EG.	rechts	79.13
12221	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	1. OG.	links	79.29
12222	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	1. OG.	mitte	57.92
12223	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	1. OG.	rechts	79.13
12224	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	2. OG.	links	79.29
12225	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	2. OG.	mitte	57.92
12226	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	2. OG.	rechts	79.13
12227	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	3. OG.	links	79.29
12228	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	3. OG.	mitte	57.92
12218	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	EG.	links	79.29
12229	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	3. OG.	rechts	79.13
12230	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	4. OG.	links	79.29
12231	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	4. OG.	mitte	57.92
12232	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	4. OG.	rechts	79.13
12233	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	5. OG.	links	79.29
12505	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12239	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	5. OG.	mitte	57.92
12506	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12507	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12508	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12509	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12510	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12511	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12512	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12513	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12514	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12515	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Stellplatz	Stellplatz
12240	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	5. OG.	rechts	79.13
12241	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	6. OG.	links	79.29
12242	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	6. OG.	mitte	57.92
12243	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	6. OG.	rechts	79.13
12244	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	7. OG.	links	79.29
12245	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	7. OG.	mitte	57.92
12246	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	7. OG.	rechts	79.13
12247	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	8. OG.	links	79.29
12249	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	8. OG.	mitte	57.92
12251	FRANK	85057	Ingolstadt	Rheinbergerstr.	3	Wohnung	Wohnung	8. OG.	rechts	79.13
12253	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	EG.	links	36.14
12254	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	EG.	rechts	79.67
12255	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	1. OG.	links	77.57
12256	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	1. OG.	rechts	79.67
12257	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	2. OG.	links	77.57
12258	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	2. OG.	rechts	79.67
12259	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	3. OG.	links	77.57
12260	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	3. OG.	rechts	79.67
12261	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	4. OG.	links	77.57
12262	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	4. OG.	rechts	79.67
12263	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	5. OG.	links	77.57
12264	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	5. OG.	rechts	79.67
12265	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	6. OG.	links	77.57
12266	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	6. OG.	rechts	79.67
12267	FRANK	85057	Ingolstadt	Rheinbergerstr.	5	Wohnung	Wohnung	7. OG.	links	77.57
12278	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	5. OG.	links	77.57
12268	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	EG.	links	36.14
12269	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	EG.	rechts	81.61
12270	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	1. OG.	links	77.57
12271	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	1. OG.	rechts	81.61
12272	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	2. OG.	links	77.57
12273	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	2. OG.	rechts	81.61
12274	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	3. OG.	links	77.57
12275	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	3. OG.	rechts	81.61
12276	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	4. OG.	links	77.57
12277	FRANK	85057	Ingolstadt	Rheinbergerstr.	7	Wohnung	Wohnung	4. OG.	rechts	81.61
12279	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	EG.	links	79.29
12280	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	EG.	mitte	57.92
12281	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	EG.	rechts	79.29
12282	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	1. OG.	links	79.29
12283	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	1. OG.	mitte	57.92
12284	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	1. OG.	rechts	79.29
12285	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	2. OG.	links	79.29
12286	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	2. OG.	mitte	57.92
12287	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	2. OG.	rechts	79.29
12288	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	3. OG.	links	79.29
12289	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	3. OG.	mitte	57.92
12290	FRANK	85057	Ingolstadt	Rheinbergerstr.	9	Wohnung	Wohnung	3. OG.	rechts	79.29
12298	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	2. OG.	mitte	57.92
12299	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	2. OG.	rechts	79.29
12300	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	3. OG.	links	79.29
12301	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	3. OG.	mitte	57.92
12302	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	3. OG.	rechts	79.29
12291	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	EG.	links	79.29
12292	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	EG.	mitte	57.92
12293	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	EG.	rechts	79.29
12294	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	1. OG.	links	79.29
12295	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	1. OG.	mitte	57.92
12296	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	1. OG.	rechts	79.29
12297	FRANK	85057	Ingolstadt	Rheinbergerstr.	11	Wohnung	Wohnung	2. OG.	links	79.29
12050	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	EG.	links	79.23
12051	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	EG.	mitte	57.91
12052	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	EG.	rechts	79.23
12053	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	1. OG.	links	79.23
12054	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	1. OG.	mitte	57.91
12055	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	1. OG.	rechts	79.23
12056	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	2. OG.	links	79.23
12057	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	2. OG.	mitte	57.91
12058	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	2. OG.	rechts	79.23
12059	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	3. OG.	links	79.23
12060	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	3. OG.	mitte	57.91
12061	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	3. OG.	rechts	79.23
12062	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	4. OG.	links	79.23
12063	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	4. OG.	mitte	57.91

12064	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	4. OG.	rechts	79.23
12065	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	5. OG.	links	79.23
12066	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	5. OG.	mitte	57.91
12067	FRANK	85057	Ingolstadt	Rheinbergerstr.	13	Wohnung	Wohnung	5. OG.	rechts	79.23
12068	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	EG.	links	36.14
12069	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	EG.	rechts	79.67
12070	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	1. OG.	links	77.57
12071	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	1. OG.	links	79.67
12072	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	2. OG.	links	77.57
12073	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	2. OG.	rechts	79.67
12074	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	3. OG.	links	77.57
12075	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	3. OG.	rechts	79.67
12076	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	4. OG.	links	77.57
12077	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	4. OG.	rechts	79.67
12078	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	5. OG.	links	77.57
12079	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Wohnung	Wohnung	5. OG.	rechts	79.67
12473	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12474	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12475	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12476	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12477	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12478	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12479	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12480	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12481	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12482	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12483	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12469	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12470	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12471	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12472	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12484	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12485	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12486	FRANK	85057	Ingolstadt	Rheinbergerstr.	15	Stellplatz	Stellplatz
12087	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	3. OG.	rechts	79.67
12088	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	4. OG.	links	77.57
12089	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	4. OG.	rechts	79.67
12090	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	5. OG.	links	77.57
12091	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	5. OG.	rechts	79.67
12092	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	6. OG.	links	77.57
12093	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	6. OG.	rechts	79.67
12080	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	EG.	links	36.14
12081	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	EG.	rechts	79.67
12082	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	1. OG.	links	77.57
12083	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	1. OG.	rechts	79.67
12084	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	2. OG.	links	77.57
12085	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	2. OG.	rechts	79.67
12086	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Wohnung	Wohnung	3. OG.	links	77.57
12495	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12496	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12497	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12498	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12499	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12500	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12501	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12502	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12503	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12504	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12517	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12518	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12519	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12520	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12521	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12522	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12523	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12487	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12488	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12489	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12490	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12491	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12492	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12493	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12494	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12516	FRANK	85057	Ingolstadt	Rheinbergerstr.	17	Stellplatz	Stellplatz
12094	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	EG.	links	36.14
12095	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	EG.	rechts	81.61
12096	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	1. OG.	links	77.57
12107	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	6. OG.	rechts	81.61
12108	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	7. OG.	links	77.57
12109	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	7. OG.	rechts	81.61
12097	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	1. OG.	rechts	81.61
12098	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	2. OG.	links	77.57
12099	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	2. OG.	rechts	81.61
12100	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	3. OG.	links	77.57
12101	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	3. OG.	rechts	81.61
12102	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	4. OG.	links	77.57
12103	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	4. OG.	rechts	81.61
12104	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	5. OG.	links	77.57
12105	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	5. OG.	rechts	81.61
12106	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Wohnung	Wohnung	6. OG.	links	77.57
12524	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Stellplatz	Stellplatz
12525	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Stellplatz	Stellplatz
12526	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Stellplatz	Stellplatz
12527	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Stellplatz	Stellplatz
12528	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Stellplatz	Stellplatz
12529	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Stellplatz	Stellplatz
12530	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Stellplatz	Stellplatz
12531	FRANK	85057	Ingolstadt	Rheinbergerstr.	19	Stellplatz	Stellplatz
12110	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	EG.	links	79.23
12111	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	EG.	mitte	57.91
12112	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	EG.	rechts	79.23
12113	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	1. OG.	links	79.23
12114	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	1. OG.	mitte	57.91
12115	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	1. OG.	rechts	79.23
12116	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	2. OG.	links	79.23
12127	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	5. OG.	rechts	79.23
12128	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	6. OG.	links	79.23
12129	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	6. OG.	mitte	57.91
12130	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	6. OG.	rechts	79.23
12131	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	7. OG.	links	79.23
12132	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	7. OG.	mitte	57.91
12133	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	7. OG.	rechts	79.23
12134	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	8. OG.	links	79.23
12135	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	8. OG.	mitte	57.91
12136	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	8. OG.	rechts	79.23
12117	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	2. OG.	mitte	57.91
12118	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	2. OG.	links	79.23
12119	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	3. OG.	links	79.23
12120	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	3. OG.	mitte	57.91
12121	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	3. OG.	rechts	79.23
12122	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	4. OG.	links	79.23
12123	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	4. OG.	mitte	57.91
12124	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	4. OG.	rechts	79.23
12125	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	5. OG.	links	79.23
12126	FRANK	85057	Ingolstadt	Rheinbergerstr.	21	Wohnung	Wohnung	5. OG.	mitte	57.91
12147	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	1. OG.	rechts	57.53
12148	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	1. OG.	rechts	75.29
12149	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	2. OG.	links	69.91

12150	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	2. OG.	links	56.14
12151	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	2. OG.	mitte	72.37
12152	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	2. OG.	mitte	73.01
12153	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	2. OG.	rechts	57.53
12154	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	2. OG.	rechts	75.29
12155	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	3. OG.	links	69.91
12156	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	3. OG.	links	56.14
12167	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	5. OG.	links	69.91
12168	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	5. OG.	links	56.14
12169	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	5. OG.	mitte	72.37
12170	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	5. OG.	mitte	73.01
12171	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	5. OG.	rechts	57.53
12172	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	5. OG.	rechts	75.29
12173	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	6. OG.	links	69.91
12174	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	6. OG.	links	56.14
12175	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	6. OG.	mitte	72.37
12176	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	6. OG.	mitte	73.01
12137	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	EG.	links	69.91
12138	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	EG.	links	56.14
12139	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	EG.	mitte	72.37
12140	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	EG.	mitte	73.01
12141	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	EG.	rechts	57.53
12142	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	EG.	rechts	75.29
12143	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	1. OG.	links	69.91
12144	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	1. OG.	links	56.14
12145	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	1. OG.	mitte	72.37
12146	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	1. OG.	mitte	73.01
12157	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	3. OG.	mitte	72.37
12158	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	3. OG.	mitte	73.01
12159	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	3. OG.	rechts	57.53
12160	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	3. OG.	rechts	75.29
12161	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	4. OG.	links	69.91
12162	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	4. OG.	links	56.14
12163	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	4. OG.	mitte	72.37
12164	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	4. OG.	mitte	73.01
12165	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	4. OG.	rechts	57.53
12166	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	4. OG.	rechts	75.29
12177	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	6. OG.	rechts	57.53
12178	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	6. OG.	rechts	75.29
12179	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	7. OG.	links	69.91
12180	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	7. OG.	links	56.14
12181	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	7. OG.	mitte	72.37
12182	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	7. OG.	mitte	73.01
12183	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	7. OG.	rechts	57.53
12184	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	7. OG.	rechts	75.29
12185	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	8. OG.	links	69.91
12186	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	8. OG.	links	56.14
12187	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	8. OG.	mitte	72.37
12188	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	8. OG.	mitte	73.01
12189	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	8. OG.	rechts	57.53
12190	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Wohnung	Wohnung	8. OG.	rechts	75.29
12539	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12540	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12541	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12542	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12543	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12532	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12533	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12534	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12535	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12536	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12537	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12538	FRANK	85057	Ingolstadt	Rheinbergerstr.	23	Stellplatz	Stellplatz
12303	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12304	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12305	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12306	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12307	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12319	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12320	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12321	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12322	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12323	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12324	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12325	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12326	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12327	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12328	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12329	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12341	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12342	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12343	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12344	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12345	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12346	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12347	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12348	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12349	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12350	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12351	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12363	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12364	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12365	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12366	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12367	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12368	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12369	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12370	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12371	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12372	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12373	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12385	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12386	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12387	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12388	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12389	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12390	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12391	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12392	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12393	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12394	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12395	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12407	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12408	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12409	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12410	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12411	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12412	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12413	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12308	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12309	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12310	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12311	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12312	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12313	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12314	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12315	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12316	FRANK	85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage

12317	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12318	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12330	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12331	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12332	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12333	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12334	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12335	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12336	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12337	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12338	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12339	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12340	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12352	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12353	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12354	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12355	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12356	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12357	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12358	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12359	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12360	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12361	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12362	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12374	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12375	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12376	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12377	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12378	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12379	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12380	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12381	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12382	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12383	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12384	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12396	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12397	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12398	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12399	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12400	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12401	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12402	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12403	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12404	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12405	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12406	FRANK		85057	Ingolstadt	Rheinbergerstr. Parkhaus 4		Garage	Garage
12414	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12415	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12416	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12417	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12418	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12419	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12420	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12421	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12422	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12423	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12424	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12425	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12426	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12427	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12428	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12429	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12430	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12431	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12432	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12433	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12434	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12435	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12436	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12437	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12438	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12439	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12451	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12452	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12453	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12454	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12455	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12456	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12457	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12458	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12459	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12460	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12461	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12440	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12441	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12442	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12443	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12444	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12445	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12446	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12447	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12448	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12449	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12450	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12462	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12463	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12464	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12465	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12466	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12467	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
12468	FRANK		85057	Ingolstadt	Waldeysenstr. Parkhaus 3		Garage	Garage
13554	GARMISCH	001 (vorl.)	47259	Duisburg	Am Himgesberg	1	Wohnung	Wohnung	EG.	links	66.54
13555	GARMISCH	002 (vorl.)	47259	Duisburg	Am Himgesberg	1	Wohnung	Wohnung	EG.	rechts	53.52
13556	GARMISCH	003 (vorl.)	47259	Duisburg	Am Himgesberg	1	Wohnung	Wohnung	1. OG.	links	68.36
13557	GARMISCH	004 (vorl.)	47259	Duisburg	Am Himgesberg	1	Wohnung	Wohnung	1. OG.	rechts	55.47
13558	GARMISCH	005 (vorl.)	47259	Duisburg	Am Himgesberg	1	Wohnung	Wohnung	DG.	links	68.26
13559	GARMISCH	006 (vorl.)	47259	Duisburg	Am Himgesberg	1	Wohnung	Wohnung	DG.	rechts	56.78
13560	GARMISCH	007 (vorl.)	47259	Duisburg	Am Himgesberg	3	Wohnung	Wohnung	EG.	links	53.24
13561	GARMISCH	008 (vorl.)	47259	Duisburg	Am Himgesberg	3	Wohnung	Wohnung	EG.	rechts	54.34
13562	GARMISCH	009 (vorl.)	47259	Duisburg	Am Himgesberg	3	Wohnung	Wohnung	1. OG.	links	55.85
13563	GARMISCH	010 (vorl.)	47259	Duisburg	Am Himgesberg	3	Wohnung	Wohnung	1. OG.	rechts	56.36
13564	GARMISCH	011 (vorl.)	47259	Duisburg	Am Himgesberg	3	Wohnung	Wohnung	DG.	links	53.64
13565	GARMISCH	012 (vorl.)	47259	Duisburg	Am Himgesberg	3	Wohnung	Wohnung	DG.	rechts	54.39
13566	GARMISCH	013 (vorl.)	47259	Duisburg	Am Himgesberg	5	Wohnung	Wohnung	EG.	links	111.52
13567	GARMISCH	014 (vorl.)	47259	Duisburg	Am Himgesberg	5	Wohnung	Wohnung	EG.	rechts	105.32
13568	GARMISCH	015 (vorl.)	47259	Duisburg	Am Himgesberg	5	Wohnung	Wohnung	DG.	links	56.90
13569	GARMISCH	016 (vorl.)	47259	Duisburg	Am Himgesberg	5	Wohnung	Wohnung	DG.	rechts	59.51
13570	GARMISCH	017 (vorl.)	47259	Duisburg	Am Himgesberg	7	Wohnung	Wohnung	DG.	links	58.30
13571	GARMISCH	018 (vorl.)	47259	Duisburg	Am Himgesberg	7	Wohnung	Wohnung	DG.	rechts	68.32
13572	GARMISCH	019 (vorl.)	47259	Duisburg	Am Himgesberg	9	Wohnung	Wohnung	EG.	links	54.42
13573	GARMISCH	020 (vorl.)	47259	Duisburg	Am Himgesberg	9	Wohnung	Wohnung	EG.	rechts	54.67
13574	GARMISCH	021 (vorl.)	47259	Duisburg	Am Himgesberg	9	Wohnung	Wohnung	1. OG.	links	71.57
13575	GARMISCH	022 (vorl.)	47259	Duisburg	Am Himgesberg	9	Wohnung	Wohnung	1. OG.	rechts	57.07
13576	GARMISCH	023 (vorl.)	47259	Duisburg	Am Himgesberg	9	Wohnung	Wohnung	DG.	links	69.98
13577	GARMISCH	024 (vorl.)	47259	Duisburg	Am Himgesberg	9	Wohnung	Wohnung	DG.	rechts	55.70
13578	GARMISCH	025 (vorl.)	47259	Duisburg	Am Himgesberg	11	Wohnung	Wohnung	EG.	links	54.28
13580	GARMISCH	026 (vorl.)	47259	Duisburg	Am Himgesberg	11	Wohnung	Wohnung	EG.	rechts	56.27
13581	GARMISCH	027 (vorl.)	47259	Duisburg	Am Himgesberg	11	Wohnung	Wohnung	1. OG.	links	57.75

13582	GARMISCH	028 (vorl.)	47259	Duisburg	Am Himgesberg	11	Wohnung	Wohnung	1. OG.	rechts	60.27
13583	GARMISCH	029 (vorl.)	47259	Duisburg	Am Himgesberg	11	Wohnung	Wohnung	DG.	rechts	58.86
13584	GARMISCH	030 (vorl.)	47259	Duisburg	Am Himgesberg	11	Wohnung	Wohnung	DG.	links	57.45
13585	GARMISCH	031 (vorl.)	47259	Duisburg	Am Himgesberg	13	Wohnung	Wohnung	EG.	links	103.67
13586	GARMISCH	032 (vorl.)	47259	Duisburg	Am Himgesberg	13	Wohnung	Wohnung	DG.	links	53.98
13587	GARMISCH	033 (vorl.)	47259	Duisburg	Am Himgesberg	13	Wohnung	Wohnung	DG.	rechts	53.73
12591	GARMISCH	025	47259	Duisburg	Am Himgesberg	15	Wohnung	Wohnung	EG.	links	80.63
12592	GARMISCH	026	47259	Duisburg	Am Himgesberg	15	Wohnung	Wohnung	EG.	rechts	110.42
12593	GARMISCH	028	47259	Duisburg	Am Himgesberg	15	Wohnung	Wohnung	1. OG.	links	85.50
12594	GARMISCH	029	47259	Duisburg	Am Himgesberg	15	Wohnung	Wohnung	DG.	rechts	54.14
12595	GARMISCH	030	47259	Duisburg	Am Himgesberg	15	Wohnung	Wohnung	DG.	links	84.95
12596	GARMISCH	031	47259	Duisburg	Am Himgesberg	17	Wohnung	Wohnung	EG.	links	77.35
12597	GARMISCH	032	47259	Duisburg	Am Himgesberg	17	Wohnung	Wohnung	EG.	rechts	105.35
12598	GARMISCH	033	47259	Duisburg	Am Himgesberg	17	Wohnung	Wohnung	1. OG.	links	82.12
12599	GARMISCH	035	47259	Duisburg	Am Himgesberg	17	Wohnung	Wohnung	DG.	links	81.11
12600	GARMISCH	036	47259	Duisburg	Am Himgesberg	17	Wohnung	Wohnung	DG.	rechts	53.28
12601	GARMISCH	037	47259	Duisburg	Am Himgesberg	19	Wohnung	Wohnung	EG.	links	56.99
12602	GARMISCH	038	47259	Duisburg	Am Himgesberg	19	Wohnung	Wohnung	EG.	rechts	67.97
12603	GARMISCH	039	47259	Duisburg	Am Himgesberg	19	Wohnung	Wohnung	1. OG.	links	61.13
12604	GARMISCH	040	47259	Duisburg	Am Himgesberg	19	Wohnung	Wohnung	1. OG.	rechts	70.98
12605	GARMISCH	041	47259	Duisburg	Am Himgesberg	19	Wohnung	Wohnung	DG.	rechts	69.93
12606	GARMISCH	042	47259	Duisburg	Am Himgesberg	19	Wohnung	Wohnung	DG.	links	58.97
12607	GARMISCH	043	47259	Duisburg	Am Himgesberg	21	Wohnung	Wohnung	EG.	links	59.11
12608	GARMISCH	044	47259	Duisburg	Am Himgesberg	21	Wohnung	Wohnung	EG.	rechts	96.90
12609	GARMISCH	045	47259	Duisburg	Am Himgesberg	21	Wohnung	Wohnung	1. OG.	links	82.57
12610	GARMISCH	047	47259	Duisburg	Am Himgesberg	21	Wohnung	Wohnung	DG.	links	82.92
12611	GARMISCH	048	47259	Duisburg	Am Himgesberg	21	Wohnung	Wohnung	DG.	rechts	52.32
12612	GARMISCH	049	47259	Duisburg	Am Himgesberg	23	Wohnung	Wohnung	EG.	links	54.48
12613	GARMISCH	050	47259	Duisburg	Am Himgesberg	23	Wohnung	Wohnung	EG.	rechts	101.02
12614	GARMISCH	051	47259	Duisburg	Am Himgesberg	23	Wohnung	Wohnung	1. OG.	links	56.93
12615	GARMISCH	053	47259	Duisburg	Am Himgesberg	23	Wohnung	Wohnung	DG.	links	58.43
12616	GARMISCH	054	47259	Duisburg	Am Himgesberg	23	Wohnung	Wohnung	DG.	rechts	57.48
12617	GARMISCH	055	47259	Duisburg	Am Himgesberg	25	Wohnung	Wohnung	EG.	links	107.42
12618	GARMISCH	056	47259	Duisburg	Am Himgesberg	25	Wohnung	Wohnung	EG.	rechts	55.28
12619	GARMISCH	058	47259	Duisburg	Am Himgesberg	25	Wohnung	Wohnung	1. OG.	rechts	58.11
12620	GARMISCH	059	47259	Duisburg	Am Himgesberg	25	Wohnung	Wohnung	DG.	links	58.04
12621	GARMISCH	060	47259	Duisburg	Am Himgesberg	25	Wohnung	Wohnung	DG.	rechts	56.84
13835	GARMISCH	GA 001	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13836	GARMISCH	GA 002	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13837	GARMISCH	GA 003	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13838	GARMISCH	GA 004	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13839	GARMISCH	GA 005	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13840	GARMISCH	GA 006	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13841	GARMISCH	GA 007	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13842	GARMISCH	GA 008	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13843	GARMISCH	GA 009	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13844	GARMISCH	GA 010	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13845	GARMISCH	GA 011	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13846	GARMISCH	GA 012	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13847	GARMISCH	GA 013	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13848	GARMISCH	GA 014	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13849	GARMISCH	GA 015	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13850	GARMISCH	GA 016	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13851	GARMISCH	GA 017	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13852	GARMISCH	GA 018	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13853	GARMISCH	GA 019	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13854	GARMISCH	GA 020	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13855	GARMISCH	GA 021	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13856	GARMISCH	GA 022	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13857	GARMISCH	GA 023	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13858	GARMISCH	GA 024	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13859	GARMISCH	GA 025	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13860	GARMISCH	GA 026	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13861	GARMISCH	GA 027	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13862	GARMISCH	GA 028	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13863	GARMISCH	GA 029	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13864	GARMISCH	GA 030	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13865	GARMISCH	GA 031	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13866	GARMISCH	GA 032	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13867	GARMISCH	GA 033	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13868	GARMISCH	GA 034	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13869	GARMISCH	GA 035	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13870	GARMISCH	GA 036	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13871	GARMISCH	GA 037	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13872	GARMISCH	GA 038	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13873	GARMISCH	GA 039	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13874	GARMISCH	GA 040	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13875	GARMISCH	GA 041	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13876	GARMISCH	GA 042	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13877	GARMISCH	GA 043	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13878	GARMISCH	GA 044	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13879	GARMISCH	GA 045	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13880	GARMISCH	GA 046	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13881	GARMISCH	GA 047	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13882	GARMISCH	GA 048	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13883	GARMISCH	GA 049	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13884	GARMISCH	GA 050	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13885	GARMISCH	GA 051	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13886	GARMISCH	GA 052	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13887	GARMISCH	GA 053	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13888	GARMISCH	GA 054	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
13889	GARMISCH	GA 055	47259	Duisburg	Am Himgesberg	26-28	Garage	Garage
12800	GARMISCH	001	47259	Duisburg	An der Batterie	1	Wohnung	Wohnung	EG.	rechts	118.60
12904	GARMISCH	002	47259	Duisburg	An der Batterie	1	Wohnung	Wohnung	DG.	rechts	135.45
12922	GARMISCH	003	47259	Duisburg	An der Batterie	3	Wohnung	Wohnung	EG.	links	52.93
12923	GARMISCH	004	47259	Duisburg	An der Batterie	3	Wohnung	Wohnung	EG.	rechts	52.95
12924	GARMISCH	005	47259	Duisburg	An der Batterie	3	Wohnung	Wohnung	1. OG.	links	70.61
12925	GARMISCH	006	47259	Duisburg	An der Batterie	3	Wohnung	Wohnung	1. OG.	rechts	42.38
12926	GARMISCH	007	47259	Duisburg	An der Batterie	3	Wohnung	Wohnung	DG.	links	115.44
12927	GARMISCH	008	47259	Duisburg	An der Batterie	3	Wohnung	Wohnung	EG.	links	128.34
12928	GARMISCH	009	47259	Duisburg	An der Batterie	5	Wohnung	Wohnung	EG.	rechts	55.51
12929	GARMISCH	010	47259	Duisburg	An der Batterie	5	Wohnung	Wohnung	1. OG.	rechts	85.51
12930	GARMISCH	011	47259	Duisburg	An der Batterie	5	Wohnung	Wohnung	DG.	links	68.20
12931	GARMISCH	012	47259	Duisburg	An der Batterie	5	Wohnung	Wohnung	DG.	rechts	87.90
12932	GARMISCH	013	47259	Duisburg	An der Batterie	7	Wohnung	Wohnung	EG.	links	115.34
12933	GARMISCH	014	47259	Duisburg	An der Batterie	7	Wohnung	Wohnung	EG.	rechts	67.17
12934	GARMISCH	015	47259	Duisburg	An der Batterie	7	Wohnung	Wohnung	1. OG.	rechts	71.42
12935	GARMISCH	016	47259	Duisburg	An der Batterie	7	Wohnung	Wohnung	DG.	links	60.85
12936	GARMISCH	017	47259	Duisburg	An der Batterie	7	Wohnung	Wohnung	DG.	rechts	73.13
12937	GARMISCH	018	47259	Duisburg	An der Batterie	9	Wohnung	Wohnung	EG.	links	52.68
12938	GARMISCH	019	47259	Duisburg	An der Batterie	9	Wohnung	Wohnung	EG.	rechts	49.22
12939	GARMISCH	020	47259	Duisburg	An der Batterie	9	Wohnung	Wohnung	1. OG.	links	71.22
12940	GARMISCH	021	47259	Duisburg	An der Batterie	9	Wohnung	Wohnung	1. OG.	rechts	43.36
12941	GARMISCH	022	47259	Duisburg	An der Batterie	9	Wohnung	Wohnung	1. OG.	rechts	43.36
12942	GARMISCH	023	47259	Duisburg	An der Batterie	11	Wohnung	Wohnung	EG.	links	52.35
12943	GARMISCH	024	47259	Duisburg	An der Batterie	11	Wohnung	Wohnung	EG.	rechts	87.81
12944	GARMISCH	025	47259	Duisburg	An der Batterie	11	Wohnung	Wohnung	1. OG.	links	55.01
12945	GARMISCH	026	47259	Duisburg	An der Batterie	11	Wohnung	Wohnung	1. OG.	rechts	90.52
12946	GARMISCH	027	47259	Duisburg	An der Batterie	11	Wohnung	Wohnung	DG.	links	52.95
12947	GARMISCH	028	47259	Duisburg	An der Batterie	11	Wohnung	Wohnung	DG.	rechts	98.43
13588	GARMISCH	034 (vorl.)	47259	Duisburg	An der Batterie	13	Wohnung	Wohnung	EG.	links	54.06
13589	GARMISCH	035 (vorl.)	47259	Duisburg	An der Batterie	13	Wohnung	Wohnung	EG.	rechts	53.40
13590	GARMISCH	036 (vorl.)	47259	Duisburg	An der Batterie	13	Wohnung	Wohnung	1. OG.	links	56.61
13591	GARMISCH	037 (vorl.)	47259	Duisburg	An der Batterie	13	Wohnung	Wohnung	1. OG.	rechts	70.16
13592	GARMISCH	038 (vorl.)	47259	Duisburg	An der Batterie	13	Wohnung	Wohnung	DG.	links	58.20
13594	GARMISCH	039 (vorl.)	47259	Duisburg	An der Batterie	13	Wohnung	Wohnung	DG.	rechts	67.91
13595	GARMISCH	040 (vorl.)	47259	Duisburg	An der Batterie	15	Wohnung	Wohnung	EG.	links	54.26
13596	GARMISCH	041 (vorl.)	47259	Duisburg	An der Batterie	15	Wohnung	Wohnung	EG.	links	54.37

13597	GARMISCH	042 (vorl.)	47259	Duisburg	An der Batterie	15	Wohnung	Wohnung	1. OG.	links	71.02
13598	GARMISCH	043 (vorl.)	47259	Duisburg	An der Batterie	15	Wohnung	Wohnung	1. OG.	rechts	57.41
13599	GARMISCH	044 (vorl.)	47259	Duisburg	An der Batterie	15	Wohnung	Wohnung	DG.	links	69.53
13600	GARMISCH	045 (vorl.)	47259	Duisburg	An der Batterie	15	Wohnung	Wohnung	DG.	rechts	58.24
12948	GARMISCH	029	47259	Duisburg	An der Steinkaul	10	Wohnung	Wohnung	EG.	links	65.37
12949	GARMISCH	030	47259	Duisburg	An der Steinkaul	10	Wohnung	Wohnung	1. OG.	links	66.88
12950	GARMISCH	031	47259	Duisburg	An der Steinkaul	12	Wohnung	Wohnung	EG.		56.95
12951	GARMISCH	032	47259	Duisburg	An der Steinkaul	14	Wohnung	Wohnung	EG.	links	120.05
12952	GARMISCH	033	47259	Duisburg	An der Steinkaul	14	Wohnung	Wohnung	1. OG.	rechts	83.45
12953	GARMISCH	034	47259	Duisburg	An der Steinkaul	14	Wohnung	Wohnung	DG.	links	65.31
12954	GARMISCH	035	47259	Duisburg	An der Steinkaul	14	Wohnung	Wohnung	DG.	rechts	85.31
13898	GARMISCH	001 (vorl.)	47259	Duisburg	An der Steinkaul	16	Wohnung	Wohnung	EG.	Angabe na	116.24
13899	GARMISCH	002 (vorl.)	47259	Duisburg	An der Steinkaul	16	Wohnung	Wohnung	EG.	Angabe na	59.17
13900	GARMISCH	003 (vorl.)	47259	Duisburg	An der Steinkaul	18	Wohnung	Wohnung	1. OG.	Angabe na	84.95
13901	GARMISCH	004 (vorl.)	47259	Duisburg	An der Steinkaul	18	Wohnung	Wohnung	DG.	Angabe na	84.27
13780	GARMISCH	005 (vorl.)	47259	Duisburg	An der Steinkaul	20	Wohnung	Wohnung	EG.	links	76.34
13781	GARMISCH	006 (vorl.)	47259	Duisburg	An der Steinkaul	20	Wohnung	Wohnung	EG.	rechts	71.63
13782	GARMISCH	007 (vorl.)	47259	Duisburg	An der Steinkaul	20	Wohnung	Wohnung	1. OG.	links	76.15
13783	GARMISCH	008 (vorl.)	47259	Duisburg	An der Steinkaul	20	Wohnung	Wohnung	1. OG.	rechts	71.80
13784	GARMISCH	009 (vorl.)	47259	Duisburg	An der Steinkaul	20	Wohnung	Wohnung	DG.	links	79.19
13785	GARMISCH	010 (vorl.)	47259	Duisburg	An der Steinkaul	20	Wohnung	Wohnung	DG.	rechts	71.18
12735	GARMISCH	042	47259	Duisburg	Förkelstr.	1	Wohnung	Wohnung	EG.	links	52.70
12737	GARMISCH	043	47259	Duisburg	Förkelstr.	1	Wohnung	Wohnung	EG.	rechts	65.73
12742	GARMISCH	044	47259	Duisburg	Förkelstr.	1	Wohnung	Wohnung	1. OG.	links	52.76
12744	GARMISCH	045	47259	Duisburg	Förkelstr.	1	Wohnung	Wohnung	1. OG.	rechts	65.76
12746	GARMISCH	046	47259	Duisburg	Förkelstr.	1	Wohnung	Wohnung	DG.	rechts	55.50
12747	GARMISCH	047	47259	Duisburg	Förkelstr.	1	Wohnung	Wohnung	DG.	links	67.86
13786	GARMISCH	011 (vorl.)	47259	Duisburg	Förkelstr.	2	Wohnung	Wohnung	EG.	links	58.31
13787	GARMISCH	012 (vorl.)	47259	Duisburg	Förkelstr.	2	Wohnung	Wohnung	EG.	rechts	67.16
13788	GARMISCH	013 (vorl.)	47259	Duisburg	Förkelstr.	2	Wohnung	Wohnung	1. OG.	links	53.51
13789	GARMISCH	014 (vorl.)	47259	Duisburg	Förkelstr.	2	Wohnung	Wohnung	1. OG.	rechts	71.21
13790	GARMISCH	015 (vorl.)	47259	Duisburg	Förkelstr.	2	Wohnung	Wohnung	DG.	links	58.39
13791	GARMISCH	016 (vorl.)	47259	Duisburg	Förkelstr.	2	Wohnung	Wohnung	DG.	rechts	70.78
12748	GARMISCH	048	47259	Duisburg	Förkelstr.	3	Wohnung	Wohnung	EG.	links	100.32
12749	GARMISCH	049	47259	Duisburg	Förkelstr.	3	Wohnung	Wohnung	EG.	rechts	103.15
12750	GARMISCH	050	47259	Duisburg	Förkelstr.	3	Wohnung	Wohnung	DG.	links	53.89
12751	GARMISCH	051	47259	Duisburg	Förkelstr.	3	Wohnung	Wohnung	DG.	rechts	55.24
13792	GARMISCH	017 (vorl.)	47259	Duisburg	Förkelstr.	4	Wohnung	Wohnung	EG.	links	55.59
13793	GARMISCH	018 (vorl.)	47259	Duisburg	Förkelstr.	4	Wohnung	Wohnung	EG.	rechts	51.44
13794	GARMISCH	019 (vorl.)	47259	Duisburg	Förkelstr.	4	Wohnung	Wohnung	1. OG.	links	85.33
13795	GARMISCH	020 (vorl.)	47259	Duisburg	Förkelstr.	4	Wohnung	Wohnung	1. OG.	rechts	54.23
13796	GARMISCH	021 (vorl.)	47259	Duisburg	Förkelstr.	4	Wohnung	Wohnung	DG.	links	85.59
13797	GARMISCH	022 (vorl.)	47259	Duisburg	Förkelstr.	4	Wohnung	Wohnung	DG.	rechts	57.47
12752	GARMISCH	052	47259	Duisburg	Förkelstr.	5	Wohnung	Wohnung	EG.		43.07
12753	GARMISCH	053	47259	Duisburg	Förkelstr.	5	Wohnung	Wohnung	1. OG.		64.58
12757	GARMISCH	054	47259	Duisburg	Förkelstr.	5	Wohnung	Wohnung	DG.		66.13
13798	GARMISCH	023 (vorl.)	47259	Duisburg	Förkelstr.	6	Wohnung	Wohnung	EG.	links	54.14
13799	GARMISCH	024 (vorl.)	47259	Duisburg	Förkelstr.	6	Wohnung	Wohnung	EG.	rechts	55.37
13800	GARMISCH	025 (vorl.)	47259	Duisburg	Förkelstr.	6	Wohnung	Wohnung	1. OG.	links	55.72
13801	GARMISCH	026 (vorl.)	47259	Duisburg	Förkelstr.	6	Wohnung	Wohnung	1. OG.	rechts	109.07
13802	GARMISCH	027 (vorl.)	47259	Duisburg	Förkelstr.	6	Wohnung	Wohnung	DG.	links	58.72
12759	GARMISCH	055	47259	Duisburg	Förkelstr.	7	Wohnung	Wohnung	EG.	links	48.12
12771	GARMISCH	056	47259	Duisburg	Förkelstr.	7	Wohnung	Wohnung	EG.	rechts	53.89
12774	GARMISCH	057	47259	Duisburg	Förkelstr.	7	Wohnung	Wohnung	1. OG.	rechts	105.13
12775	GARMISCH	058	47259	Duisburg	Förkelstr.	7	Wohnung	Wohnung	1. OG.	links	50.08
12776	GARMISCH	059	47259	Duisburg	Förkelstr.	7	Wohnung	Wohnung	DG.	links	49.72
13803	GARMISCH	028 (vorl.)	47259	Duisburg	Förkelstr.	8	Wohnung	Wohnung	EG.	links	53.09
13804	GARMISCH	029 (vorl.)	47259	Duisburg	Förkelstr.	8	Wohnung	Wohnung	EG.	rechts	53.46
12777	GARMISCH	060	47259	Duisburg	Förkelstr.	9	Wohnung	Wohnung	EG.	links	51.81
12778	GARMISCH	061	47259	Duisburg	Förkelstr.	9	Wohnung	Wohnung	EG.	rechts	101.92
12779	GARMISCH	062	47259	Duisburg	Förkelstr.	9	Wohnung	Wohnung	1. OG.	links	55.56
12780	GARMISCH	063	47259	Duisburg	Förkelstr.	9	Wohnung	Wohnung	DG.	links	53.61
12781	GARMISCH	064	47259	Duisburg	Förkelstr.	9	Wohnung	Wohnung	DG.	rechts	53.34
13805	GARMISCH	030 (vorl.)	47259	Duisburg	Förkelstr.	10	Wohnung	Wohnung	EG.	links	80.46
13806	GARMISCH	031 (vorl.)	47259	Duisburg	Förkelstr.	10	Wohnung	Wohnung	EG.	rechts	58.02
13807	GARMISCH	032 (vorl.)	47259	Duisburg	Förkelstr.	10	Wohnung	Wohnung	1. OG.	links	83.27
13808	GARMISCH	033 (vorl.)	47259	Duisburg	Förkelstr.	10	Wohnung	Wohnung	1. OG.	rechts	59.95
13809	GARMISCH	034 (vorl.)	47259	Duisburg	Förkelstr.	10	Wohnung	Wohnung	DG.	links	83.22
13810	GARMISCH	035 (vorl.)	47259	Duisburg	Förkelstr.	10	Wohnung	Wohnung	DG.	rechts	58.69
12782	GARMISCH	065	47259	Duisburg	Förkelstr.	11	Wohnung	Wohnung	EG.		81.68
12784	GARMISCH	066	47259	Duisburg	Förkelstr.	11	Wohnung	Wohnung	1. OG.		82.20
12785	GARMISCH	067	47259	Duisburg	Förkelstr.	11	Wohnung	Wohnung	DG.		83.81
13601	GARMISCH	046 (vorl.)	47259	Duisburg	Förkelstr.	12	Wohnung	Wohnung	EG.	links	60.46
13602	GARMISCH	047 (vorl.)	47259	Duisburg	Förkelstr.	12	Wohnung	Wohnung	EG.	rechts	76.37
13603	GARMISCH	048 (vorl.)	47259	Duisburg	Förkelstr.	12	Wohnung	Wohnung	1. OG.	links	76.07
13604	GARMISCH	049 (vorl.)	47259	Duisburg	Förkelstr.	12	Wohnung	Wohnung	1. OG.	rechts	79.87
13605	GARMISCH	050 (vorl.)	47259	Duisburg	Förkelstr.	12	Wohnung	Wohnung	DG.	links	72.86
13606	GARMISCH	051 (vorl.)	47259	Duisburg	Förkelstr.	12	Wohnung	Wohnung	DG.	rechts	76.70
12568	GARMISCH	001	47259	Duisburg	Förkelstr.	13	Wohnung	Wohnung	EG.	links	59.11
12569	GARMISCH	002	47259	Duisburg	Förkelstr.	13	Wohnung	Wohnung	EG.	rechts	54.30
12570	GARMISCH	003	47259	Duisburg	Förkelstr.	13	Wohnung	Wohnung	1. OG.	links	84.14
12571	GARMISCH	004	47259	Duisburg	Förkelstr.	13	Wohnung	Wohnung	1. OG.	rechts	58.58
12572	GARMISCH	005	47259	Duisburg	Förkelstr.	13	Wohnung	Wohnung	DG.	links	82.39
12573	GARMISCH	006	47259	Duisburg	Förkelstr.	13	Wohnung	Wohnung	DG.	rechts	54.44
13607	GARMISCH	052 (vorl.)	47259	Duisburg	Förkelstr.	14	Wohnung	Wohnung	EG.	links	102.56
13608	GARMISCH	053 (vorl.)	47259	Duisburg	Förkelstr.	14	Wohnung	Wohnung	DG.	links	56.04
13609	GARMISCH	054 (vorl.)	47259	Duisburg	Förkelstr.	14	Wohnung	Wohnung	DG.	rechts	71.16
12574	GARMISCH	007	47259	Duisburg	Förkelstr.	15	Wohnung	Wohnung	EG.	links	54.74
12575	GARMISCH	008	47259	Duisburg	Förkelstr.	15	Wohnung	Wohnung	EG.	rechts	105.01
12576	GARMISCH	009	47259	Duisburg	Förkelstr.	15	Wohnung	Wohnung	1. OG.	links	57.18
12577	GARMISCH	011	47259	Duisburg	Förkelstr.	15	Wohnung	Wohnung	DG.	links	53.93
12590	GARMISCH	012	47259	Duisburg	Förkelstr.	15	Wohnung	Wohnung	DG.	rechts	55.60
13610	GARMISCH	055 (vorl.)	47259	Duisburg	Förkelstr.	16	Wohnung	Wohnung	EG.	links	52.58
13611	GARMISCH	056 (vorl.)	47259	Duisburg	Förkelstr.	16	Wohnung	Wohnung	EG.	rechts	66.87
13612	GARMISCH	057 (vorl.)	47259	Duisburg	Förkelstr.	16	Wohnung	Wohnung	1. OG.	links	55.45
13613	GARMISCH	058 (vorl.)	47259	Duisburg	Förkelstr.	16	Wohnung	Wohnung	1. OG.	rechts	71.68
13614	GARMISCH	059 (vorl.)	47259	Duisburg	Förkelstr.	16	Wohnung	Wohnung	DG.	links	57.02
13615	GARMISCH	060 (vorl.)	47259	Duisburg	Förkelstr.	16	Wohnung	Wohnung	DG.	rechts	74.00
12578	GARMISCH	013	47259	Duisburg	Förkelstr.	17	Wohnung	Wohnung	EG.	links	54.88
12579	GARMISCH	014	47259	Duisburg	Förkelstr.	17	Wohnung	Wohnung	EG.	rechts	55.41
12580	GARMISCH	015	47259	Duisburg	Förkelstr.	17	Wohnung	Wohnung	1. OG.	links	57.31
12581	GARMISCH	016	47259	Duisburg	Förkelstr.	17	Wohnung	Wohnung	1. OG.	rechts	58.11
12582	GARMISCH	017	47259	Duisburg	Förkelstr.	17	Wohnung	Wohnung	DG.	links	55.07
12583	GARMISCH	018	47259	Duisburg	Förkelstr.	17	Wohnung	Wohnung	DG.	rechts	55.13
12584	GARMISCH	019	47259	Duisburg	Förkelstr.	19	Wohnung	Wohnung	EG.	links	55.79
12585	GARMISCH	020	47259	Duisburg	Förkelstr.	19	Wohnung	Wohnung	EG.	rechts	76.62
12586	GARMISCH	021	47259	Duisburg	Förkelstr.	19	Wohnung	Wohnung	1. OG.	links	61.68
12587	GARMISCH	022	47259	Duisburg	Förkelstr.	19	Wohnung	Wohnung	1. OG.	rechts	78.46
12588	GARMISCH	023	47259	Duisburg	Förkelstr.	19	Wohnung	Wohnung	DG.	links	56.94
12589	GARMISCH	024	47259	Duisburg	Förkelstr.	19	Wohnung	Wohnung	DG.	rechts	80.01
13902	GARMISCH	036 (vorl.)	47259	Duisburg	Hasendong	1	Wohnung	Wohnung	DG.	Angabe na	57.97
12959	GARMISCH	036	47259	Duisburg	Hasendong	2	Wohnung	Wohnung	EG.	links	59.99
12962	GARMISCH	037	47259	Duisburg	Hasendong	2	Wohnung	Wohnung	EG.	rechts	78.77
12963	GARMISCH	038	47259	Duisburg	Hasendong	2	Wohnung	Wohnung	1. OG.	links	64.84
12964	GARMISCH	039	47259	Duisburg	Hasendong	2	Wohnung	Wohnung	1. OG.	rechts	79.55
12965	GARMISCH	040	47259	Duisburg	Hasendong	2	Wohnung	Wohnung	DG.	links	63.29
12966	GARMISCH	041	47259	Duisburg	Hasendong	2	Wohnung	Wohnung	DG.	rechts	83.90
13811	GARMISCH	037 (vorl.)	47259	Duisburg	Hasendong	3	Wohnung	Wohnung	EG.	rechts	62.62
13812	GARMISCH	038 (vorl.)	47259	Duisburg	Hasendong	3	Wohnung	Wohnung	1. OG.	rechts	67.69
13813	GARMISCH	039 (vorl.)	47259	Duisburg	Hasendong	3	Wohnung	Wohnung	DG.	links	56.70
13903	GARMISCH	040 (vorl.)	47259	Duisburg	Hasendong	3	Wohnung	Wohnung	DG.	rechts	66.15
12968	GARMISCH	042	47259	Duisburg	Hasendong	4	Wohnung	Wohnung	EG.	links	62.84
12969	GARMISCH	043	47259	Duisburg	Hasendong	4	Wohnung	Wohnung	EG.	rechts	113.41
12970	GARMISCH	044	47259	Duisburg	Hasendong	4	Wohnung	Wohnung	1. OG.	links	68.00
12971	GARMISCH	045	47259	Duisburg	Hasendong	4	Wohnung	Wohnung	DG.	links	66.91
13896	GARMISCH	046	47259	Duisburg	Hasendong	4	Wohnung	Wohnung	DG.	rechts	57.88
13814	GARMISCH	041 (vorl.)	47259	Duisburg	Hasendong	5	Wohnung	Wohnung	EG.	links	56.47
13815	GARMISCH	042 (vorl.)	47259	Duisburg	Hasendong	5	Wohnung	Wohnung	EG.	rechts	53.76

13816	GARMISCH	043 (vorl.)	47259	Duisburg	Hasendong	5	Wohnung	Wohnung	1. OG.	links	59.76
13817	GARMISCH	044 (vorl.)	47259	Duisburg	Hasendong	5	Wohnung	Wohnung	1. OG.	rechts	83.42
13904	GARMISCH	045 (vorl.)	47259	Duisburg	Hasendong	5	Wohnung	Wohnung	DG.	links	58.33
13818	GARMISCH	046 (vorl.)	47259	Duisburg	Hasendong	5	Wohnung	Wohnung	DG.	rechts	85.38
12972	GARMISCH	047	47259	Duisburg	Hasendong	6	Wohnung	Wohnung	EG.	links	108.67
12973	GARMISCH	048	47259	Duisburg	Hasendong	6	Wohnung	Wohnung	EG.	rechts	54.11
12974	GARMISCH	049	47259	Duisburg	Hasendong	6	Wohnung	Wohnung	1. OG.	rechts	57.69
12975	GARMISCH	050	47259	Duisburg	Hasendong	6	Wohnung	Wohnung	DG.	links	76.08
12976	GARMISCH	051	47259	Duisburg	Hasendong	6	Wohnung	Wohnung	DG.	rechts	43.29
13905	GARMISCH	047 (vorl.)	47259	Duisburg	Hasendong	7	Wohnung	Wohnung	EG.	Angabe na	57.02
13819	GARMISCH	048 (vorl.)	47259	Duisburg	Hasendong	7	Wohnung	Wohnung	1. OG.	links	70.36
13820	GARMISCH	049 (vorl.)	47259	Duisburg	Hasendong	7	Wohnung	Wohnung	1. OG.	rechts	54.83
13821	GARMISCH	050 (vorl.)	47259	Duisburg	Hasendong	7	Wohnung	Wohnung	DG.	links	73.14
13822	GARMISCH	051 (vorl.)	47259	Duisburg	Hasendong	7	Wohnung	Wohnung	DG.	rechts	54.11
12977	GARMISCH	052	47259	Duisburg	Hasendong	8	Wohnung	Wohnung	EG.	links	69.43
12978	GARMISCH	053	47259	Duisburg	Hasendong	8	Wohnung	Wohnung	EG.	rechts	55.65
12979	GARMISCH	054	47259	Duisburg	Hasendong	8	Wohnung	Wohnung	1. OG.	links	71.26
12980	GARMISCH	055	47259	Duisburg	Hasendong	8	Wohnung	Wohnung	1. OG.	rechts	86.14
12981	GARMISCH	056	47259	Duisburg	Hasendong	8	Wohnung	Wohnung	DG.	links	69.84
12982	GARMISCH	057	47259	Duisburg	Hasendong	8	Wohnung	Wohnung	DG.	rechts	89.95
13823	GARMISCH	052 (vorl.)	47259	Duisburg	Hasendong	9	Wohnung	Wohnung	EG.	links	61.38
13824	GARMISCH	053 (vorl.)	47259	Duisburg	Hasendong	9	Wohnung	Wohnung	EG.	rechts	57.20
13825	GARMISCH	054 (vorl.)	47259	Duisburg	Hasendong	9	Wohnung	Wohnung	1. OG.	links	66.21
13826	GARMISCH	055 (vorl.)	47259	Duisburg	Hasendong	9	Wohnung	Wohnung	1. OG.	rechts	52.79
13827	GARMISCH	056 (vorl.)	47259	Duisburg	Hasendong	9	Wohnung	Wohnung	DG.	links	66.18
13828	GARMISCH	057 (vorl.)	47259	Duisburg	Hasendong	9	Wohnung	Wohnung	DG.	rechts	54.29
12983	GARMISCH	058	47259	Duisburg	Hasendong	10	Wohnung	Wohnung	EG.	links	110.22
12984	GARMISCH	059	47259	Duisburg	Hasendong	10	Wohnung	Wohnung	EG.	rechts	65.04
12985	GARMISCH	060	47259	Duisburg	Hasendong	10	Wohnung	Wohnung	1. OG.	rechts	68.47
12986	GARMISCH	061	47259	Duisburg	Hasendong	10	Wohnung	Wohnung	DG.	links	58.97
12987	GARMISCH	062	47259	Duisburg	Hasendong	10	Wohnung	Wohnung	DG.	rechts	67.87
13906	GARMISCH	058 (vorl.)	47259	Duisburg	Hasendong	11	Wohnung	Wohnung	EG.	Angabe na	82.28
13907	GARMISCH	059 (vorl.)	47259	Duisburg	Hasendong	11	Wohnung	Wohnung	1. OG.	Angabe na	83.73
13908	GARMISCH	060 (vorl.)	47259	Duisburg	Hasendong	11	Wohnung	Wohnung	DG.	Angabe na	81.70
12988	GARMISCH	063	47259	Duisburg	Rosenbergstr.	1	Wohnung	Wohnung	EG.		61.19
12989	GARMISCH	064	47259	Duisburg	Rosenbergstr.	1	Wohnung	Wohnung	1. OG.		86.98
12990	GARMISCH	065	47259	Duisburg	Rosenbergstr.	1	Wohnung	Wohnung	DG.		87.42
13617	GARMISCH	061 (vorl.)	47259	Duisburg	Rosenbergstr.	2	Wohnung	Wohnung	EG.	links	48.85
13618	GARMISCH	062 (vorl.)	47259	Duisburg	Rosenbergstr.	2	Wohnung	Wohnung	EG.	rechts	54.69
13619	GARMISCH	063 (vorl.)	47259	Duisburg	Rosenbergstr.	2	Wohnung	Wohnung	1. OG.	links	52.81
13620	GARMISCH	064 (vorl.)	47259	Duisburg	Rosenbergstr.	2	Wohnung	Wohnung	1. OG.	rechts	57.51
13623	GARMISCH	065 (vorl.)	47259	Duisburg	Rosenbergstr.	2	Wohnung	Wohnung	DG.	links	54.72
13625	GARMISCH	066 (vorl.)	47259	Duisburg	Rosenbergstr.	2	Wohnung	Wohnung	DG.	rechts	57.46
12991	GARMISCH	066	47259	Duisburg	Rosenbergstr.	3	Wohnung	Wohnung	EG.	links	104.28
13897	GARMISCH	067	47259	Duisburg	Rosenbergstr.	3	Gewerbe	Laden/Lagerflä	EG.	rechts	76.07
12993	GARMISCH	068	47259	Duisburg	Rosenbergstr.	3	Wohnung	Wohnung	1. OG.	rechts	79.54
12994	GARMISCH	069	47259	Duisburg	Rosenbergstr.	3	Wohnung	Wohnung	DG.	links	54.83
12995	GARMISCH	070	47259	Duisburg	Rosenbergstr.	3	Wohnung	Wohnung	DG.	rechts	80.08
13628	GARMISCH	067 (vorl.)	47259	Duisburg	Rosenbergstr.	4	Wohnung	Wohnung	EG.	links	108.61
13630	GARMISCH	068 (vorl.)	47259	Duisburg	Rosenbergstr.	4	Wohnung	Wohnung	EG.	rechts	99.43
13632	GARMISCH	069 (vorl.)	47259	Duisburg	Rosenbergstr.	4	Wohnung	Wohnung	DG.	links	58.56
13634	GARMISCH	070 (vorl.)	47259	Duisburg	Rosenbergstr.	4	Wohnung	Wohnung	DG.	rechts	52.76
12996	GARMISCH	071	47259	Duisburg	Rosenbergstr.	5	Wohnung	Wohnung	EG.	links	95.39
12997	GARMISCH	072	47259	Duisburg	Rosenbergstr.	5	Wohnung	Wohnung	EG.	rechts	52.38
12998	GARMISCH	073	47259	Duisburg	Rosenbergstr.	5	Wohnung	Wohnung	1. OG.	links	96.76
12999	GARMISCH	074	47259	Duisburg	Rosenbergstr.	5	Wohnung	Wohnung	1. OG.	rechts	52.25
13000	GARMISCH	075	47259	Duisburg	Rosenbergstr.	5	Wohnung	Wohnung	DG.	links	101.31
13001	GARMISCH	076	47259	Duisburg	Rosenbergstr.	5	Wohnung	Wohnung	DG.	rechts	51.07
13890	GARMISCH	071 (vorl.)	47259	Duisburg	Rosenbergstr.	6	Wohnung	Wohnung	1. OG.	Angabe na	63.30
13891	GARMISCH	072 (vorl.)	47259	Duisburg	Rosenbergstr.	6	Wohnung	Wohnung	DG.	Angabe na	55.59
13909	GARMISCH	061 (vorl.)	47259	Duisburg	Rosenbergstr.	7	Wohnung	Wohnung	EG.	Angabe na	67.35
13910	GARMISCH	062 (vorl.)	47259	Duisburg	Rosenbergstr.	7	Wohnung	Wohnung	1. OG.	Angabe na	66.59
13892	GARMISCH	073 (vorl.)	47259	Duisburg	Rosenbergstr.	8	Wohnung	Wohnung	1. OG.	Angabe na	86.96
13644	GARMISCH	074 (vorl.)	47259	Duisburg	Rosenbergstr.	8	Wohnung	Wohnung	DG.	rechts	90.64
13893	GARMISCH	104 (vorl.)	47259	Duisburg	Rosenbergstr.	8	Gewerbe	Laden/Lagerflä	EG.	Angabe nach WE Nr.	176.80
13829	GARMISCH	064 (vorl.)	47259	Duisburg	Rosenbergstr.	9	Wohnung	Wohnung	EG.	links	28.38
13830	GARMISCH	065 (vorl.)	47259	Duisburg	Rosenbergstr.	9	Wohnung	Wohnung	EG.	rechts	59.18
13831	GARMISCH	066 (vorl.)	47259	Duisburg	Rosenbergstr.	9	Wohnung	Wohnung	1. OG.	links	59.14
13832	GARMISCH	067 (vorl.)	47259	Duisburg	Rosenbergstr.	9	Wohnung	Wohnung	1. OG.	rechts	65.60
13833	GARMISCH	068 (vorl.)	47259	Duisburg	Rosenbergstr.	9	Wohnung	Wohnung	DG.	links	57.95
13834	GARMISCH	069 (vorl.)	47259	Duisburg	Rosenbergstr.	9	Wohnung	Wohnung	DG.	rechts	64.34
13645	GARMISCH	075 (vorl.)	47259	Duisburg	Rosenbergstr.	10	Wohnung	Wohnung	EG.	links	56.67
13646	GARMISCH	076 (vorl.)	47259	Duisburg	Rosenbergstr.	10	Wohnung	Wohnung	EG.	rechts	60.31
13647	GARMISCH	077 (vorl.)	47259	Duisburg	Rosenbergstr.	10	Wohnung	Wohnung	1. OG.	links	56.06
13648	GARMISCH	078 (vorl.)	47259	Duisburg	Rosenbergstr.	10	Wohnung	Wohnung	1. OG.	rechts	67.42
13649	GARMISCH	079 (vorl.)	47259	Duisburg	Rosenbergstr.	10	Wohnung	Wohnung	DG.	links	54.16
13650	GARMISCH	080 (vorl.)	47259	Duisburg	Rosenbergstr.	10	Wohnung	Wohnung	DG.	rechts	67.70
12700	GARMISCH	026	47259	Duisburg	Rosenbergstr.	11	Wohnung	Wohnung	EG.		72.20
12701	GARMISCH	027	47259	Duisburg	Rosenbergstr.	11	Wohnung	Wohnung	1. OG.		74.04
12702	GARMISCH	028	47259	Duisburg	Rosenbergstr.	11	Wohnung	Wohnung	DG.		73.96
13653	GARMISCH	081 (vorl.)	47259	Duisburg	Rosenbergstr.	12	Wohnung	Wohnung	EG.	rechts	61.76
13655	GARMISCH	082 (vorl.)	47259	Duisburg	Rosenbergstr.	12	Wohnung	Wohnung	1. OG.	rechts	80.40
13657	GARMISCH	083 (vorl.)	47259	Duisburg	Rosenbergstr.	12	Wohnung	Wohnung	DG.	rechts	74.10
12703	GARMISCH	029	47259	Duisburg	Rosenbergstr.	13	Wohnung	Wohnung	EG.	links	51.76
12704	GARMISCH	030	47259	Duisburg	Rosenbergstr.	13	Wohnung	Wohnung	EG.	rechts	51.31
12705	GARMISCH	031	47259	Duisburg	Rosenbergstr.	13	Wohnung	Wohnung	1. OG.	links	105.84
12706	GARMISCH	032	47259	Duisburg	Rosenbergstr.	13	Wohnung	Wohnung	1. OG.	rechts	54.71
12707	GARMISCH	033	47259	Duisburg	Rosenbergstr.	13	Wohnung	Wohnung	DG.	rechts	54.03
13661	GARMISCH	084 (vorl.)	47259	Duisburg	Rosenbergstr.	14	Wohnung	Wohnung	EG.	links	61.77
13663	GARMISCH	085 (vorl.)	47259	Duisburg	Rosenbergstr.	14	Wohnung	Wohnung	1. OG.	links	77.92
13667	GARMISCH	086 (vorl.)	47259	Duisburg	Rosenbergstr.	14	Wohnung	Wohnung	DG.	links	60.30
13705	GARMISCH	101 (vorl.)	47259	Duisburg	Rosenbergstr.	14	Wohnung	Wohnung	EG.	links	72.20
13710	GARMISCH	102 (vorl.)	47259	Duisburg	Rosenbergstr.	14	Wohnung	Wohnung	EG.	rechts	63.06
13715	GARMISCH	103 (vorl.)	47259	Duisburg	Rosenbergstr.	14	Wohnung	Wohnung	1. OG.	rechts	74.17
12708	GARMISCH	034	47259	Duisburg	Rosenbergstr.	15	Wohnung	Wohnung	EG.	rechts	74.15
12709	GARMISCH	035	47259	Duisburg	Rosenbergstr.	15	Wohnung	Wohnung	1. OG.	links	40.18
12710	GARMISCH	036	47259	Duisburg	Rosenbergstr.	15	Wohnung	Wohnung	1. OG.	rechts	58.25
12711	GARMISCH	037	47259	Duisburg	Rosenbergstr.	15	Wohnung	Wohnung	DG.	links	42.33
12712	GARMISCH	038	47259	Duisburg	Rosenbergstr.	15	Wohnung	Wohnung	DG.	rechts	60.27
13670	GARMISCH	087 (vorl.)	47259	Duisburg	Rosenbergstr.	16	Wohnung	Wohnung	EG.	links	117.39
13673	GARMISCH	088 (vorl.)	47259	Duisburg	Rosenbergstr.	16	Wohnung	Wohnung	EG.	rechts	105.89
13676	GARMISCH	089 (vorl.)	47259	Duisburg	Rosenbergstr.	16	Wohnung	Wohnung	DG.	links	64.63
13679	GARMISCH	090 (vorl.)	47259	Duisburg	Rosenbergstr.	16	Wohnung	Wohnung	DG.	rechts	53.73
12713	GARMISCH	039	47259	Duisburg	Rosenbergstr.	17	Wohnung	Wohnung	EG.		79.94
12731	GARMISCH	040	47259	Duisburg	Rosenbergstr.	17	Wohnung	Wohnung	1. OG.		79.47
12733	GARMISCH	041	47259	Duisburg	Rosenbergstr.	17	Wohnung	Wohnung	DG.		81.72
13681	GARMISCH	091 (vorl.)	47259	Duisburg	Rosenbergstr.	18	Wohnung	Wohnung	1. OG.	links	80.26
13683	GARMISCH	092 (vorl.)	47259	Duisburg	Rosenbergstr.	18	Wohnung	Wohnung	1. OG.	rechts	75.79
13685	GARMISCH	093 (vorl.)	47259	Duisburg	Rosenbergstr.	18	Wohnung	Wohnung	DG.	links	81.05
13686	GARMISCH	094 (vorl.)	47259	Duisburg	Rosenbergstr.	18	Wohnung	Wohnung	DG.	rechts	73.33
13894	GARMISCH	105 (vorl.)	47259	Duisburg	Rosenbergstr.	18	Gewerbe	Laden/Lagerflä	EG.	links	76.10
13895	GARMISCH	106 (vorl.)	47259	Duisburg	Rosenbergstr.	18	sonstiges	Hausmeisterbü	EG. rechts
13687	GARMISCH	095 (vorl.)	47259	Duisburg	Rosenbergstr.	20	Wohnung	Wohnung	EG.	links	73.21
13693	GARMISCH	096 (vorl.)	47259	Duisburg	Rosenbergstr.	20	Wohnung	Wohnung	EG.	rechts	47.83
13694	GARMISCH	097 (vorl.)	47259	Duisburg	Rosenbergstr.	20	Wohnung	Wohnung	1. OG.	links	75.92
13697	GARMISCH	098 (vorl.)	47259	Duisburg	Rosenbergstr.	20	Wohnung	Wohnung	1. OG.	rechts	51.20
13699	GARMISCH	099 (vorl.)	47259	Duisburg	Rosenbergstr.	20	Wohnung	Wohnung	DG.	links	78.50
13702	GARMISCH	100 (vorl.)	47259	Duisburg	Rosenbergstr.	20	Wohnung	Wohnung	DG.	rechts	53.02
12622	GARMISCH	061	47259	Duisburg	Rosenbergstraße	22	Wohnung	Wohnung	EG.	links	55.47
12623	GARMISCH	062	47259	Duisburg	Rosenbergstraße	22	Wohnung	Wohnung	EG.	rechts	59.43
12624	GARMISCH	063	47259	Duisburg	Rosenbergstraße	22	Wohnung	Wohnung	1. OG.	rechts	62.88
12625	GARMISCH	064	47259	Duisburg	Rosenbergstraße	22	Wohnung	Wohnung	1. OG.	links	58.49
12626	GARMISCH	065	47259	Duisburg	Rosenbergstraße	22	Wohnung	Wohnung	DG.	links	52.56
12627	GARMISCH	066	47259	Duisburg	Rosenbergstraße	22	Wohnung	Wohnung	DG.	rechts	61.86
12628	GARMISCH	067	47259	Duisburg	Rosenbergstraße	24	Wohnung	Wohnung	EG.	links	100.50
12629	GARMISCH	068	47259	Duisburg	Rosenbergstraße	24	Wohnung	Wohnung	EG.	rechts	52.60
12630	GARMISCH	070	47259	Duisburg	Rosenbergstraße	24	Wohnung	Wohnung	1. OG.	rechts	54.72
12631	GARMISCH	071	47259	Duisburg	Rosenbergstraße	24	Wohnung	Wohnung	DG.	links	52.39

12632	GARMISCH	072	47259	Duisburg	Rosenbergstraße	24	Wohnung	Wohnung	DG.	rechts	51.33
12633	GARMISCH	073	47259	Duisburg	Rosenbergstraße	26	Wohnung	Wohnung	EG.	links	56.23
12634	GARMISCH	074	47259	Duisburg	Rosenbergstraße	26	Wohnung	Wohnung	EG.	rechts	58.04
12635	GARMISCH	075	47259	Duisburg	Rosenbergstraße	26	Wohnung	Wohnung	1. OG.	links	59.08
12636	GARMISCH	076	47259	Duisburg	Rosenbergstraße	26	Wohnung	Wohnung	1. OG.	rechts	61.70
12637	GARMISCH	077	47259	Duisburg	Rosenbergstraße	26	Wohnung	Wohnung	DG.	rechts	59.02
12638	GARMISCH	078	47259	Duisburg	Rosenbergstraße	26	Wohnung	Wohnung	DG.	links	66.27
12639	GARMISCH	079	47259	Duisburg	Rosenbergstraße	28	Wohnung	Wohnung	EG.	links	82.42
12640	GARMISCH	080	47259	Duisburg	Rosenbergstraße	28	Wohnung	Wohnung	EG.	rechts	73.33
12641	GARMISCH	081	47259	Duisburg	Rosenbergstraße	28	Wohnung	Wohnung	1. OG.	links	82.23
12642	GARMISCH	082	47259	Duisburg	Rosenbergstraße	28	Wohnung	Wohnung	1. OG.	rechts	78.69
12643	GARMISCH	083	47259	Duisburg	Rosenbergstraße	28	Wohnung	Wohnung	DG.	rechts	80.97
12644	GARMISCH	084	47259	Duisburg	Rosenbergstraße	28	Wohnung	Wohnung	DG.	links	84.46
12675	GARMISCH	001	47259	Duisburg	Ungelsheimerstr.	60	Wohnung	Wohnung	EG.	links	62.72
12676	GARMISCH	002	47259	Duisburg	Ungelsheimerstr.	60	Wohnung	Wohnung	EG.	rechts	65.64
12677	GARMISCH	003	47259	Duisburg	Ungelsheimerstr.	60	Wohnung	Wohnung	1. OG.	links	64.54
12678	GARMISCH	004	47259	Duisburg	Ungelsheimerstr.	60	Wohnung	Wohnung	1. OG.	rechts	67.39
12679	GARMISCH	005	47259	Duisburg	Ungelsheimerstr.	60	Wohnung	Wohnung	DG.	links	64.82
12680	GARMISCH	006	47259	Duisburg	Ungelsheimerstr.	60	Wohnung	Wohnung	DG.	rechts	68.71
12681	GARMISCH	007	47259	Duisburg	Ungelsheimerstr.	62	Wohnung	Wohnung	EG.	links	51.90
12682	GARMISCH	008	47259	Duisburg	Ungelsheimerstr.	62	Wohnung	Wohnung	EG.	rechts	52.87
12683	GARMISCH	009	47259	Duisburg	Ungelsheimerstr.	62	Wohnung	Wohnung	1. OG.	links	101.13
12684	GARMISCH	010	47259	Duisburg	Ungelsheimerstr.	62	Wohnung	Wohnung	1. OG.	rechts	106.04
12685	GARMISCH	011	47259	Duisburg	Ungelsheimerstr.	64	Wohnung	Wohnung	EG.	links	50.82
12686	GARMISCH	012	47259	Duisburg	Ungelsheimerstr.	64	Wohnung	Wohnung	EG.	links	50.40
12687	GARMISCH	013	47259	Duisburg	Ungelsheimerstr.	64	Wohnung	Wohnung	1. OG.	rechts	53.37
12688	GARMISCH	014	47259	Duisburg	Ungelsheimerstr.	64	Wohnung	Wohnung	1. OG.	links	79.90
12689	GARMISCH	015	47259	Duisburg	Ungelsheimerstr.	64	Wohnung	Wohnung	DG.	rechts	52.53
12690	GARMISCH	016	47259	Duisburg	Ungelsheimerstr.	64	Wohnung	Wohnung	DG.	links	78.90
12691	GARMISCH	017	47259	Duisburg	Ungelsheimerstr.	66	Wohnung	Wohnung	EG.	links	51.58
12692	GARMISCH	018	47259	Duisburg	Ungelsheimerstr.	66	Wohnung	Wohnung	EG.	rechts	51.24
12693	GARMISCH	019	47259	Duisburg	Ungelsheimerstr.	66	Wohnung	Wohnung	1. OG.	links	54.77
12694	GARMISCH	020	47259	Duisburg	Ungelsheimerstr.	66	Wohnung	Wohnung	1. OG.	rechts	54.10
12695	GARMISCH	021	47259	Duisburg	Ungelsheimerstr.	66	Wohnung	Wohnung	DG.	links	56.41
12696	GARMISCH	022	47259	Duisburg	Ungelsheimerstr.	66	Wohnung	Wohnung	DG.	rechts	52.89
12697	GARMISCH	023	47259	Duisburg	Ungelsheimerstr.	68	Wohnung	Wohnung	EG.		76.89
12698	GARMISCH	024	47259	Duisburg	Ungelsheimerstr.	68	Wohnung	Wohnung	1. OG.		77.58
12699	GARMISCH	025	47259	Duisburg	Ungelsheimerstr.	68	Wohnung	Wohnung	DG.		78.87
11182	MOZART	01	64584	Biebesheim am Rhein	Am Schwarzen Ort	1	Wohnung	Wohnung	EG.	links	58.20
11191	MOZART	02	64584	Biebesheim am Rhein	Am Schwarzen Ort	1	Wohnung	Wohnung	EG.	rechts	58.80
11193	MOZART	03	64584	Biebesheim am Rhein	Am Schwarzen Ort	1	Wohnung	Wohnung	1. OG.	links	59.50
11195	MOZART	04	64584	Biebesheim am Rhein	Am Schwarzen Ort	1	Wohnung	Wohnung	1. OG.	rechts	60.00
11198	MOZART	05	64584	Biebesheim am Rhein	Am Schwarzen Ort	1	Wohnung	Wohnung	2. OG.	links	59.50
11199	MOZART	06	64584	Biebesheim am Rhein	Am Schwarzen Ort	1	Wohnung	Wohnung	2. OG.	rechts	60.00
11200	MOZART	07	64584	Biebesheim am Rhein	Am Schwarzen Ort	1	Wohnung	Wohnung	3. OG.	links	59.50
11202	MOZART	08	64584	Biebesheim am Rhein	Am Schwarzen Ort	1	Wohnung	Wohnung	3. OG.	rechts	60.00
11206	MOZART	09	64584	Biebesheim am Rhein	Am Schwarzen Ort	2	Wohnung	Wohnung	EG.	links	58.80
11208	MOZART	10	64584	Biebesheim am Rhein	Am Schwarzen Ort	2	Wohnung	Wohnung	EG.	rechts	58.20
11213	MOZART	11	64584	Biebesheim am Rhein	Am Schwarzen Ort	2	Wohnung	Wohnung	1. OG.	links	60.00
11217	MOZART	12	64584	Biebesheim am Rhein	Am Schwarzen Ort	2	Wohnung	Wohnung	1. OG.	rechts	59.50
11218	MOZART	13	64584	Biebesheim am Rhein	Am Schwarzen Ort	2	Wohnung	Wohnung	2. OG.	links	60.00
11220	MOZART	14	64584	Biebesheim am Rhein	Am Schwarzen Ort	2	Wohnung	Wohnung	2. OG.	rechts	59.50
11222	MOZART	15	64584	Biebesheim am Rhein	Am Schwarzen Ort	2	Wohnung	Wohnung	3. OG.	links	60.00
11223	MOZART	16	64584	Biebesheim am Rhein	Am Schwarzen Ort	2	Wohnung	Wohnung	3. OG.	rechts	59.50
11361	MOZART	01	64584	Biebesheim am Rhein	Am Schwarzen Ort	3	Wohnung	Wohnung	EG.	links	78.93
11362	MOZART	02	64584	Biebesheim am Rhein	Am Schwarzen Ort	3	Wohnung	Wohnung	EG.	rechts	78.93
11363	MOZART	03	64584	Biebesheim am Rhein	Am Schwarzen Ort	3	Wohnung	Wohnung	1. OG.	links	80.50
11364	MOZART	04	64584	Biebesheim am Rhein	Am Schwarzen Ort	3	Wohnung	Wohnung	1. OG.	rechts	80.50
11365	MOZART	05	64584	Biebesheim am Rhein	Am Schwarzen Ort	3	Wohnung	Wohnung	2. OG.	links	80.50
11366	MOZART	06	64584	Biebesheim am Rhein	Am Schwarzen Ort	3	Wohnung	Wohnung	2. OG.	rechts	80.50
11367	MOZART	07	64584	Biebesheim am Rhein	Am Schwarzen Ort	3	Wohnung	Wohnung	3. OG.	links	80.50
11368	MOZART	08	64584	Biebesheim am Rhein	Am Schwarzen Ort	3	Wohnung	Wohnung	3. OG.	rechts	80.50
11369	MOZART	09	64584	Biebesheim am Rhein	Am Schwarzen Ort	4	Wohnung	Wohnung		links	59.62
11370	MOZART	10	64584	Biebesheim am Rhein	Am Schwarzen Ort	4	Wohnung	Wohnung		rechts	59.17
11371	MOZART	11	64584	Biebesheim am Rhein	Am Schwarzen Ort	4	Wohnung	Wohnung	1. OG.	links	60.45
11372	MOZART	12	64584	Biebesheim am Rhein	Am Schwarzen Ort	4	Wohnung	Wohnung	1. OG.	rechts	60.00
11373	MOZART	13	64584	Biebesheim am Rhein	Am Schwarzen Ort	4	Wohnung	Wohnung	2. OG.	links	60.45
11374	MOZART	14	64584	Biebesheim am Rhein	Am Schwarzen Ort	4	Wohnung	Wohnung	2. OG.	rechts	60.00
11375	MOZART	15	64584	Biebesheim am Rhein	Am Schwarzen Ort	4	Wohnung	Wohnung	3. OG.	links	60.45
11376	MOZART	16	64584	Biebesheim am Rhein	Am Schwarzen Ort	4	Wohnung	Wohnung	3. OG.	rechts	60.00
11377	MOZART	17	64584	Biebesheim am Rhein	Am Schwarzen Ort	5	Wohnung	Wohnung	EG.	links	59.17
11378	MOZART	18	64584	Biebesheim am Rhein	Am Schwarzen Ort	5	Wohnung	Wohnung	EG.	rechts	58.31
11379	MOZART	19	64584	Biebesheim am Rhein	Am Schwarzen Ort	5	Wohnung	Wohnung	1. OG.	links	60.00
11380	MOZART	20	64584	Biebesheim am Rhein	Am Schwarzen Ort	5	Wohnung	Wohnung	1. OG.	rechts	59.55
11381	MOZART	21	64584	Biebesheim am Rhein	Am Schwarzen Ort	5	Wohnung	Wohnung	2. OG.	links	60.00
11382	MOZART	22	64584	Biebesheim am Rhein	Am Schwarzen Ort	5	Wohnung	Wohnung	2. OG.	rechts	59.55
11383	MOZART	23	64584	Biebesheim am Rhein	Am Schwarzen Ort	5	Wohnung	Wohnung	3. OG.	links	60.00
11384	MOZART	24	64584	Biebesheim am Rhein	Am Schwarzen Ort	5	Wohnung	Wohnung	3. OG.	rechts	59.55
11225	MOZART	G01	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11228	MOZART	G02	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11230	MOZART	G03	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11231	MOZART	G04	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11232	MOZART	G05	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11234	MOZART	G06	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11235	MOZART	G07	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11237	MOZART	G08	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11238	MOZART	G09	64584	Biebesheim am Rhein	Am Schwarzen Ort	1-2	Garage	Garage
11385	MOZART	G01	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11386	MOZART	G02	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11387	MOZART	G03	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11388	MOZART	G04	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11389	MOZART	G05	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11390	MOZART	G06	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11391	MOZART	G07	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11392	MOZART	G08	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11393	MOZART	G09	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11394	MOZART	G10	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11395	MOZART	Grg. 01	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11396	MOZART	Grg. 02	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11397	MOZART	Grg. 03	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11398	MOZART	Grg. 04	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Garage	Garage
11399	MOZART	S01	64584	Biebesheim am Rhein	Am Schwarzen Ort (Garagen)		Stellplatz	Stellplatz
11400	MOZART	01	64584	Biebesheim am Rhein	Burgundenstraße	2	Wohnung	Wohnung	EG.	links	74.43
11401	MOZART	02	64584	Biebesheim am Rhein	Burgundenstraße	2	Wohnung	Wohnung	EG.	rechts	74.97
11402	MOZART	03	64584	Biebesheim am Rhein	Burgundenstraße	2	Wohnung	Wohnung	1. OG.	links	74.43
11403	MOZART	04	64584	Biebesheim am Rhein	Burgundenstraße	2	Wohnung	Wohnung	1. OG.	rechts	74.97
11404	MOZART	05	64584	Biebesheim am Rhein	Burgundenstraße	2	Wohnung	Wohnung	2. OG.	links	74.43
11405	MOZART	06	64584	Biebesheim am Rhein	Burgundenstraße	2	Wohnung	Wohnung	2. OG.	rechts	74.97
11406	MOZART	07	64584	Biebesheim am Rhein	Burgundenstraße	2	Wohnung	Wohnung	3. OG.	links	74.43
11407	MOZART	08	64584	Biebesheim am Rhein	Burgundenstraße	2	Wohnung	Wohnung	3. OG.	rechts	74.97
11408	MOZART	09	64584	Biebesheim am Rhein	Burgundenstraße	4	Wohnung	Wohnung	EG.	links	73.63
11409	MOZART	10	64584	Biebesheim am Rhein	Burgundenstraße	4	Wohnung	Wohnung	EG.	rechts	89.40
11410	MOZART	11	64584	Biebesheim am Rhein	Burgundenstraße	4	Wohnung	Wohnung	1. OG.	links	73.63
11411	MOZART	12	64584	Biebesheim am Rhein	Burgundenstraße	4	Wohnung	Wohnung	1. OG.	rechts	89.70
11412	MOZART	13	64584	Biebesheim am Rhein	Burgundenstraße	4	Wohnung	Wohnung	2. OG.	links	73.63
11413	MOZART	14	64584	Biebesheim am Rhein	Burgundenstraße	4	Wohnung	Wohnung	2. OG.	rechts	89.70
11414	MOZART	15	64584	Biebesheim am Rhein	Burgundenstraße	4	Wohnung	Wohnung	3. OG.	links	73.63
11415	MOZART	16	64584	Biebesheim am Rhein	Burgundenstraße	4	Wohnung	Wohnung	3. OG.	rechts	89.70
11417	MOZART	17	64584	Biebesheim am Rhein	Burgundenstraße	6	Wohnung	Wohnung		links	73.63
11418	MOZART	18	64584	Biebesheim am Rhein	Burgundenstraße	6	Wohnung	Wohnung		rechts	89.70
11419	MOZART	19	64584	Biebesheim am Rhein	Burgundenstraße	6	Wohnung	Wohnung	1. OG.	links	73.63
11420	MOZART	20	64584	Biebesheim am Rhein	Burgundenstraße	6	Wohnung	Wohnung	1. OG.	rechts	89.70
11421	MOZART	21	64584	Biebesheim am Rhein	Burgundenstraße	6	Wohnung	Wohnung	1. OG.	rechts	73.63
11422	MOZART	22	64584	Biebesheim am Rhein	Burgundenstraße	6	Wohnung	Wohnung	2. OG.	rechts	89.70
11423	MOZART	23	64584	Biebesheim am Rhein	Burgundenstraße	6	Wohnung	Wohnung	3. OG.	links	73.63
11416	MOZART	24	64584	Biebesheim am Rhein	Burgundenstraße	6	Wohnung	Wohnung			89.70
11424	MOZART	G01	64584	Biebesheim am Rhein	Burgundenstraße (Garage)		Garage	Garage
11425	MOZART	G02	64584	Biebesheim am Rhein	Burgundenstraße (Garage)		Garage	Garage

11426	MOZART	G03	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11427	MOZART	G04	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11428	MOZART	G05	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11429	MOZART	G06	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11430	MOZART	G07	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11431	MOZART	G08	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11432	MOZART	G09	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11433	MOZART	G10	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11440	MOZART	Garage 01	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11441	MOZART	Garage 02	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11442	MOZART	Garage 03	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11443	MOZART	Garage 04	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11434	MOZART	Grg. 01	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11435	MOZART	Grg. 02	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11436	MOZART	Grg. 03	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11437	MOZART	Grg. 04	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11438	MOZART	Grg. 05	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11439	MOZART	Grg. 06	64584	Biebesheim am Rhein	Burgundenstraße		Garage	Garage
11266	MOZART	01	64584	Biebesheim am Rhein	Niebelungenstr.	34	Wohnung	Wohnung	EG.	links	58.20
11265	MOZART	02	64584	Biebesheim am Rhein	Niebelungenstr.	34	Wohnung	Wohnung	EG.	rechts	58.80
11268	MOZART	03	64584	Biebesheim am Rhein	Niebelungenstr.	34	Wohnung	Wohnung	1. OG.	links	59.50
11267	MOZART	04	64584	Biebesheim am Rhein	Niebelungenstr.	34	Wohnung	Wohnung	1. OG.	rechts	60.00
11270	MOZART	05	64584	Biebesheim am Rhein	Niebelungenstr.	34	Wohnung	Wohnung	2. OG.	links	59.50
11269	MOZART	06	64584	Biebesheim am Rhein	Niebelungenstr.	34	Wohnung	Wohnung	2. OG.	rechts	60.00
11272	MOZART	07	64584	Biebesheim am Rhein	Niebelungenstr.	34	Wohnung	Wohnung	3. OG.	links	59.50
11271	MOZART	08	64584	Biebesheim am Rhein	Niebelungenstr.	34	Wohnung	Wohnung	3. OG.	rechts	60.00
11274	MOZART	09	64584	Biebesheim am Rhein	Niebelungenstr.	36	Wohnung	Wohnung	EG.	links	58.80
11273	MOZART	10	64584	Biebesheim am Rhein	Niebelungenstr.	36	Wohnung	Wohnung	EG.	rechts	58.20
11276	MOZART	11	64584	Biebesheim am Rhein	Niebelungenstr.	36	Wohnung	Wohnung	1. OG.	links	60.00
11275	MOZART	12	64584	Biebesheim am Rhein	Niebelungenstr.	36	Wohnung	Wohnung	1. OG.	rechts	59.50
11278	MOZART	13	64584	Biebesheim am Rhein	Niebelungenstr.	36	Wohnung	Wohnung	2. OG.	links	60.00
11277	MOZART	14	64584	Biebesheim am Rhein	Niebelungenstr.	36	Wohnung	Wohnung	2. OG.	rechts	59.50
11280	MOZART	15	64584	Biebesheim am Rhein	Niebelungenstr.	36	Wohnung	Wohnung	3. OG.	links	60.00
11279	MOZART	16	64584	Biebesheim am Rhein	Niebelungenstr.	36	Wohnung	Wohnung	3. OG.	rechts	59.50
11327	MOZART	17	64584	Biebesheim am Rhein	Niebelungenstr.	38	Wohnung	Wohnung	EG.	links	89.74
11328	MOZART	18	64584	Biebesheim am Rhein	Niebelungenstr.	38	Wohnung	Wohnung	EG.	rechts	74.31
11329	MOZART	19	64584	Biebesheim am Rhein	Niebelungenstr.	38	Wohnung	Wohnung	1. OG.	links	89.74
11330	MOZART	20	64584	Biebesheim am Rhein	Niebelungenstr.	38	Wohnung	Wohnung	1. OG.	rechts	74.31
11331	MOZART	21	64584	Biebesheim am Rhein	Niebelungenstr.	38	Wohnung	Wohnung	2. OG.	links	89.74
11332	MOZART	22	64584	Biebesheim am Rhein	Niebelungenstr.	38	Wohnung	Wohnung	2. OG.	rechts	74.31
11333	MOZART	23	64584	Biebesheim am Rhein	Niebelungenstr.	38	Wohnung	Wohnung	3. OG.	links	89.74
11334	MOZART	24	64584	Biebesheim am Rhein	Niebelungenstr.	38	Wohnung	Wohnung	3. OG.	rechts	74.31
11281	MOZART	G001	64584	Biebesheim am Rhein	Niebelungenstr.	34a	Garage	Garage
11282	MOZART	G002	64584	Biebesheim am Rhein	Niebelungenstr.	34a	Garage	Garage
11283	MOZART	G003	64584	Biebesheim am Rhein	Niebelungenstr.	34a	Garage	Garage
11335	MOZART	G01	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11336	MOZART	G02	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11337	MOZART	G03	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11338	MOZART	G04	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11340	MOZART	G05	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11342	MOZART	G06	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11344	MOZART	G07	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11346	MOZART	G08	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11348	MOZART	G09	64584	Biebesheim am Rhein	Niebelungenstr.	38a	Garage	Garage
11183	MOZART	01	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	EG.	rechts	85.20
11184	MOZART	02	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	EG.	mitte	72.20
11185	MOZART	03	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	EG.	links	62.60
11186	MOZART	04	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	EG.	mitte links	28.72
11187	MOZART	05	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	1. OG.	rechts	85.20
11188	MOZART	06	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	1. OG.	rechts auße	72.20
11189	MOZART	07	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	1. OG.	links	62.60
11190	MOZART	08	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	1. OG.	mitte links	28.72
11192	MOZART	09	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	2. OG.	rechts	86.20
11194	MOZART	10	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	2. OG.	mitte rechts	73.20
11196	MOZART	11	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	2. OG.	links	63.10
11197	MOZART	12	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	2. OG.	mitte links	29.43
11201	MOZART	13	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	3. OG.	rechts	86.20
11203	MOZART	14	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	3. OG.	mitte rechts	73.20
11204	MOZART	15	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	3. OG.	links	63.10
11205	MOZART	16	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	3. OG.	mitte links	29.43
11207	MOZART	17	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	4. OG.	rechts	86.20
11209	MOZART	18	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	4. OG.	mitte rechts	73.20
11210	MOZART	19	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	4. OG.	links	63.10
11211	MOZART	20	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	4. OG.	mitte links	29.43
11212	MOZART	21	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	5. OG.		86.20
11214	MOZART	22	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	5. OG.	mitte rechts	73.20
11215	MOZART	23	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	5. OG.	links	63.10
11216	MOZART	24	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	5. OG.	mitte links	29.43
11219	MOZART	25	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	6. OG.	rechts	86.20
11221	MOZART	26	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	6. OG.	mitte rechts	73.20
11224	MOZART	27	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	6. OG.	links	63.10
11226	MOZART	28	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	6. OG.	mitte links	29.43
11227	MOZART	29	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	7. OG.	rechts	86.20
11229	MOZART	30	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	7. OG.	mitte rechts	73.20
11233	MOZART	31	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	7. OG.	links	63.10
11236	MOZART	32	65474	Bischofsheim	Ringstraße	38	Wohnung	Wohnung	7. OG.	mitte links	29.43
11239	MOZART	G01	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11240	MOZART	G02	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11241	MOZART	G03	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11242	MOZART	G04	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11243	MOZART	G05	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11244	MOZART	G06	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11245	MOZART	G07	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11246	MOZART	G08	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11247	MOZART	G09	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11248	MOZART	G10	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11249	MOZART	G11	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11250	MOZART	G12	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11251	MOZART	G13	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11252	MOZART	G14	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11253	MOZART	G15	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11254	MOZART	G16	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11255	MOZART	G17	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11256	MOZART	G18	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11257	MOZART	G19	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11258	MOZART	G20	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11259	MOZART	G21	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11260	MOZART	G22	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11261	MOZART	G23	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11262	MOZART	G24	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11263	MOZART	G25	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11264	MOZART	G26	65474	Bischofsheim	Ringstraße	38	Garage	Garage
11339	MOZART	S01	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11341	MOZART	S02	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11347	MOZART	S03	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11343	MOZART	S04	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11345	MOZART	S05	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11349	MOZART	S06	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11350	MOZART	S07	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11351	MOZART	S08	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11352	MOZART	S09	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11353	MOZART	S10	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11354	MOZART	S11	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11355	MOZART	S12	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11356	MOZART	S13	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11357	MOZART	S37	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11358	MOZART	S38	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11359	MOZART	S39	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz

11360	MOZART	S40	65474	Bischofsheim	Ringstraße	38	Stellplatz	Stellplatz
11136	MOZART	01	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	EG.	rechts	75.15
11137	MOZART	02	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	EG.	mitte	60.90
11138	MOZART	03	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	EG.	links	75.15
11139	MOZART	04	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	1. OG.	rechts	77.55
11140	MOZART	05	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	1. OG.	mitte	63.15
11141	MOZART	06	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	1. OG.	links	77.55
11142	MOZART	07	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	2. OG.	rechts	77.55
11143	MOZART	08	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	2. OG.	mitte	63.15
11144	MOZART	09	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	2. OG.	links	77.55
11145	MOZART	10	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	3. OG.	rechts	77.55
11146	MOZART	11	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	3. OG.	mitte	63.15
11147	MOZART	12	65474	Bischofsheim	Rüsselsheimer Straße	1	Wohnung	Wohnung	3. OG.	links	77.55
11148	MOZART	S6	65474	Bischofsheim	Rüsselsheimer Straße	1	Stellplatz	Stellplatz
11149	MOZART	S7	65474	Bischofsheim	Rüsselsheimer Straße	1	Stellplatz	Stellplatz
11150	MOZART	S8	65474	Bischofsheim	Rüsselsheimer Straße	1	Stellplatz	Stellplatz
11151	MOZART	01	65474	Bischofsheim	Rüsselsheimer Straße	9	Wohnung	Wohnung	1. OG.	rechts	55.79
11152	MOZART	02	65474	Bischofsheim	Rüsselsheimer Straße	9	Wohnung	Wohnung	1. OG.	links	55.79
11153	MOZART	03	65474	Bischofsheim	Rüsselsheimer Straße	9	Wohnung	Wohnung	1. OG.	links	55.79
11154	MOZART	04	65474	Bischofsheim	Rüsselsheimer Straße	9	Wohnung	Wohnung	EG.	links	54.64
11155	MOZART	05	65474	Bischofsheim	Rüsselsheimer Straße	9	Wohnung	Wohnung	2. OG.	rechts	54.72
11156	MOZART	06	65474	Bischofsheim	Rüsselsheimer Straße	9	Wohnung	Wohnung	2. OG.	links	54.72
11177	MOZART	G01	65474	Bischofsheim	Rüsselsheimer Straße	9	Garage	Garage
11178	MOZART	G02	65474	Bischofsheim	Rüsselsheimer Straße	9	Garage	Garage
11179	MOZART	G03	65474	Bischofsheim	Rüsselsheimer Straße	9	Garage	Garage
11180	MOZART	G04	65474	Bischofsheim	Rüsselsheimer Straße	9	Garage	Garage
11181	MOZART	G05	65474	Bischofsheim	Rüsselsheimer Straße	9	Garage	Garage
11157	MOZART	07	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	1. OG.	rechts	45.45
11158	MOZART	08	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	EG.	links	44.54
11159	MOZART	09	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	EG.	rechts	44.54
11160	MOZART	10	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	EG.	mitte	38.70
11161	MOZART	11	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	1. OG.	mitte	38.70
11162	MOZART	12	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	2. OG.	rechts	59.27
11163	MOZART	13	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	2. OG.	mitte	23.98
11164	MOZART	14	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	2. OG.	links	44.56
11165	MOZART	21	65474	Bischofsheim	Rüsselsheimer Straße	11	Wohnung	Wohnung	1. OG.	links	45.45
11166	MOZART	15	65474	Bischofsheim	Rüsselsheimer Straße	13	Wohnung	Wohnung	1. OG.	links	55.79
11167	MOZART	16	65474	Bischofsheim	Rüsselsheimer Straße	13	Wohnung	Wohnung	1. OG.	rechts	55.79
11168	MOZART	17	65474	Bischofsheim	Rüsselsheimer Straße	13	Wohnung	Wohnung	EG.	links	54.64
11169	MOZART	18	65474	Bischofsheim	Rüsselsheimer Straße	13	Wohnung	Wohnung	EG.	rechts	54.64
11170	MOZART	19	65474	Bischofsheim	Rüsselsheimer Straße	13	Wohnung	Wohnung	EG.	rechts	54.64
11171	MOZART	20	65474	Bischofsheim	Rüsselsheimer Straße	13	Wohnung	Wohnung	2. OG.	links	54.72
11172	MOZART	G01	65474	Bischofsheim	Rüsselsheimer Straße	13	Garage	Garage
11173	MOZART	G02	65474	Bischofsheim	Rüsselsheimer Straße	13	Garage	Garage
11174	MOZART	G03	65474	Bischofsheim	Rüsselsheimer Straße	13	Garage	Garage
11175	MOZART	G04	65474	Bischofsheim	Rüsselsheimer Straße	13	Garage	Garage
11176	MOZART	G05	65474	Bischofsheim	Rüsselsheimer Straße	13	Garage	Garage
10857	MOZART	01	64521	Groß-Gerau	Brignoler Str	7	Wohnung	Wohnung	EG.	links	67.51
10858	MOZART	02	64521	Groß-Gerau	Brignoler Str	7	Wohnung	Wohnung	EG.	rechts	67.51
10859	MOZART	03	64521	Groß-Gerau	Brignoler Str	7	Wohnung	Wohnung	1. OG.	links	67.51
10860	MOZART	04	64521	Groß-Gerau	Brignoler Str	7	Wohnung	Wohnung	1. OG.	rechts	67.51
10861	MOZART	05	64521	Groß-Gerau	Brignoler Str	7	Wohnung	Wohnung	2. OG.	links	67.51
10862	MOZART	06	64521	Groß-Gerau	Brignoler Str	7	Wohnung	Wohnung	2. OG.	rechts	67.51
10863	MOZART	07	64521	Groß-Gerau	Brignoler Str	7	Wohnung	Wohnung	3. OG.	links	67.51
10864	MOZART	08	64521	Groß-Gerau	Brignoler Str	7	Wohnung	Wohnung	3. OG.	rechts	67.51
10881	MOZART	G01	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10882	MOZART	G02	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10883	MOZART	G03	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10884	MOZART	G04	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10885	MOZART	G05	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10886	MOZART	G06	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10887	MOZART	G07	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10888	MOZART	G08	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10889	MOZART	G09	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10890	MOZART	G10	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10891	MOZART	G11	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10892	MOZART	G12	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10893	MOZART	G13	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10894	MOZART	G14	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10895	MOZART	G15	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10896	MOZART	G16	64521	Groß-Gerau	Brignoler Str	7	Garage	Garage
10865	MOZART	09	64521	Groß-Gerau	Brignoler Str	9	Wohnung	Wohnung	EG.	links	67.51
10866	MOZART	10	64521	Groß-Gerau	Brignoler Str	9	Wohnung	Wohnung	EG.	rechts	67.51
10867	MOZART	11	64521	Groß-Gerau	Brignoler Str	9	Wohnung	Wohnung	1. OG.	links	67.51
10868	MOZART	12	64521	Groß-Gerau	Brignoler Str	9	Wohnung	Wohnung	1. OG.	rechts	67.51
10869	MOZART	13	64521	Groß-Gerau	Brignoler Str	9	Wohnung	Wohnung	2. OG.	links	67.51
10870	MOZART	14	64521	Groß-Gerau	Brignoler Str	9	Wohnung	Wohnung	2. OG.	rechts	67.51
10871	MOZART	15	64521	Groß-Gerau	Brignoler Str	9	Wohnung	Wohnung	3. OG.	links	67.51
10872	MOZART	16	64521	Groß-Gerau	Brignoler Str	9	Wohnung	Wohnung	3. OG.	rechts	67.51
10873	MOZART	17	64521	Groß-Gerau	Brignoler Str	11	Wohnung	Wohnung	EG.	links	52.88
10874	MOZART	18	64521	Groß-Gerau	Brignoler Str	11	Wohnung	Wohnung	EG.	rechts	83.93
10875	MOZART	19	64521	Groß-Gerau	Brignoler Str	11	Wohnung	Wohnung	1. OG.	links	52.88
10876	MOZART	20	64521	Groß-Gerau	Brignoler Str	11	Wohnung	Wohnung	1. OG.	rechts	83.93
10877	MOZART	21	64521	Groß-Gerau	Brignoler Str	11	Wohnung	Wohnung	2. OG.	links	52.88
10878	MOZART	22	64521	Groß-Gerau	Brignoler Str	11	Wohnung	Wohnung	2. OG.	rechts	83.93
10879	MOZART	23	64521	Groß-Gerau	Brignoler Str	11	Wohnung	Wohnung	3. OG.	links	52.88
10880	MOZART	24	64521	Groß-Gerau	Brignoler Str	11	Wohnung	Wohnung	3. OG.	rechts	83.93
11085	MOZART	01	64521	Groß-Gerau	Brignoler Str.	13	Wohnung	Wohnung	EG.	links	86.44
11087	MOZART	02	64521	Groß-Gerau	Brignoler Str.	13	Wohnung	Wohnung	EG.	rechts	57.07
11091	MOZART	03	64521	Groß-Gerau	Brignoler Str.	13	Wohnung	Wohnung	1. OG.	links	86.44
11092	MOZART	04	64521	Groß-Gerau	Brignoler Str.	13	Wohnung	Wohnung	1. OG.	rechts	57.07
11093	MOZART	05	64521	Groß-Gerau	Brignoler Str.	13	Wohnung	Wohnung	2. OG.	links	86.44
11094	MOZART	06	64521	Groß-Gerau	Brignoler Str.	13	Wohnung	Wohnung	2. OG.	rechts	57.07
11095	MOZART	07	64521	Groß-Gerau	Brignoler Str.	13	Wohnung	Wohnung	3. OG.	links	86.44
11096	MOZART	08	64521	Groß-Gerau	Brignoler Str.	13	Wohnung	Wohnung	3. OG.	rechts	57.07
11097	MOZART	09	64521	Groß-Gerau	Brignoler Str.	15	Wohnung	Wohnung	EG.	links	85.84
11098	MOZART	10	64521	Groß-Gerau	Brignoler Str.	15	Wohnung	Wohnung	EG.	rechts	67.98
11099	MOZART	11	64521	Groß-Gerau	Brignoler Str.	15	Wohnung	Wohnung	1. OG.	links	85.84
11100	MOZART	12	64521	Groß-Gerau	Brignoler Str.	15	Wohnung	Wohnung	1. OG.	rechts	67.98
11101	MOZART	13	64521	Groß-Gerau	Brignoler Str.	15	Wohnung	Wohnung	2. OG.	links	85.84
11102	MOZART	14	64521	Groß-Gerau	Brignoler Str.	15	Wohnung	Wohnung	2. OG.	rechts	67.98
11103	MOZART	15	64521	Groß-Gerau	Brignoler Str.	15	Wohnung	Wohnung	3. OG.	links	85.84
11104	MOZART	16	64521	Groß-Gerau	Brignoler Str.	15	Wohnung	Wohnung	3. OG.	rechts	67.98
11105	MOZART	17	64521	Groß-Gerau	Brignoler str.	17	Wohnung	Wohnung	EG.	links	54.78
11106	MOZART	18	64521	Groß-Gerau	Brignoler str.	17	Wohnung	Wohnung	EG.	rechts	40.95
11107	MOZART	19	64521	Groß-Gerau	Brignoler str.	17	Wohnung	Wohnung	1. OG.	links	54.78
11108	MOZART	20	64521	Groß-Gerau	Brignoler str.	17	Wohnung	Wohnung	1. OG.	rechts	40.95
11109	MOZART	21	64521	Groß-Gerau	Brignoler str.	17	Wohnung	Wohnung	2. OG.	links	54.78
11110	MOZART	22	64521	Groß-Gerau	Brignoler str.	17	Wohnung	Wohnung	2. OG.	rechts	40.95
11111	MOZART	23	64521	Groß-Gerau	Brignoler str.	17	Wohnung	Wohnung	3. OG.	links	54.78
11112	MOZART	24	64521	Groß-Gerau	Brignoler str.	17	Wohnung	Wohnung	3. OG.	rechts	40.95
10964	MOZART	01	64521	Groß-Gerau	Brignoler Str.	19	Wohnung	Wohnung	EG.	links	89.50
10965	MOZART	02	64521	Groß-Gerau	Brignoler Str.	19	Wohnung	Wohnung	EG.	rechts	80.80
10966	MOZART	03	64521	Groß-Gerau	Brignoler Str.	19	Wohnung	Wohnung	1. OG.	links	89.50
10967	MOZART	04	64521	Groß-Gerau	Brignoler Str.	19	Wohnung	Wohnung	1. OG.	rechts	80.80
10969	MOZART	05	64521	Groß-Gerau	Brignoler Str.	19	Wohnung	Wohnung	2. OG.	links	89.50
10968	MOZART	06	64521	Groß-Gerau	Brignoler Str.	19	Wohnung	Wohnung	2. OG.	rechts	80.80
10970	MOZART	07	64521	Groß-Gerau	Brignoler Str.	19	Wohnung	Wohnung	3. OG.	links	89.50
10971	MOZART	08	64521	Groß-Gerau	Brignoler Str.	19	Wohnung	Wohnung	3. OG.	rechts	80.80
10972	MOZART	09	64521	Groß-Gerau	Brignoler Str.	21	Wohnung	Wohnung	EG.	links	89.50
10973	MOZART	10	64521	Groß-Gerau	Brignoler Str.	21	Wohnung	Wohnung	EG.	rechts	80.80
10974	MOZART	11	64521	Groß-Gerau	Brignoler Str.	21	Wohnung	Wohnung	1. OG.	links	89.50
10975	MOZART	12	64521	Groß-Gerau	Brignoler Str.	21	Wohnung	Wohnung	1. OG.	rechts	80.80
10976	MOZART	13	64521	Groß-Gerau	Brignoler Str.	21	Wohnung	Wohnung	2. OG.	links	89.50
10977	MOZART	14	64521	Groß-Gerau	Brignoler Str.	21	Wohnung	Wohnung	2. OG.	rechts	80.80
10978	MOZART	15	64521	Groß-Gerau	Brignoler Str.	21	Wohnung	Wohnung	3. OG.	links	89.50
10979	MOZART	16	64521	Groß-Gerau	Brignoler Str.	21	Wohnung	Wohnung	3. OG.	rechts	80.80
10980	MOZART	G01	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage

10981	MOZART	G02	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10982	MOZART	G03	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10983	MOZART	G04	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10984	MOZART	G05	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10985	MOZART	G06	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10986	MOZART	G07	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10987	MOZART	G08	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10988	MOZART	G09	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10989	MOZART	G10	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10990	MOZART	G11	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10991	MOZART	G12	64521	Groß-Gerau	Brignoler Str.	21	Garage	Garage
10992	MOZART	01	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	EG.	links	27.70
10993	MOZART	02	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	EG.	mitte	27.70
10994	MOZART	03	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	EG.	rechts	27.70
10995	MOZART	04	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	1. OG.	links	27.70
10996	MOZART	05	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	1. OG.	mitte	27.70
10997	MOZART	06	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	1. OG.	rechts	27.70
10998	MOZART	07	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	2. OG.	links	27.70
10999	MOZART	08	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	2. OG.	mitte	27.70
11000	MOZART	09	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	2. OG.	rechts	27.70
11001	MOZART	10	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	3. OG.	links	27.70
11002	MOZART	11	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	3. OG.	mitte	27.70
11003	MOZART	12	64521	Groß-Gerau	Brignoler Str.	23	Wohnung	Wohnung	3. OG.	rechts	27.70
11004	MOZART	01	64521	Groß-Gerau	Brignoler Str.	25	Wohnung	Wohnung	EG.	links	71.36
11005	MOZART	02	64521	Groß-Gerau	Brignoler Str.	25	Wohnung	Wohnung	EG.	rechts	72.91
11006	MOZART	03	64521	Groß-Gerau	Brignoler Str.	25	Wohnung	Wohnung	1. OG.	links	71.36
11007	MOZART	04	64521	Groß-Gerau	Brignoler Str.	25	Wohnung	Wohnung	1. OG.	rechts	72.91
11008	MOZART	05	64521	Groß-Gerau	Brignoler Str.	25	Wohnung	Wohnung	2. OG.	links	71.36
11009	MOZART	06	64521	Groß-Gerau	Brignoler Str.	25	Wohnung	Wohnung	2. OG.	rechts	72.91
11010	MOZART	07	64521	Groß-Gerau	Brignoler Str.	25	Wohnung	Wohnung	3. OG.	links	71.36
11011	MOZART	08	64521	Groß-Gerau	Brignoler Str.	25	Wohnung	Wohnung	3. OG.	rechts	72.91
11012	MOZART	09	64521	Groß-Gerau	Brignoler Str.	27	Wohnung	Wohnung	EG.	links	71.36
11013	MOZART	10	64521	Groß-Gerau	Brignoler Str.	27	Wohnung	Wohnung	EG.	rechts	72.49
11014	MOZART	11	64521	Groß-Gerau	Brignoler Str.	27	Wohnung	Wohnung	1. OG.	links	71.36
11015	MOZART	12	64521	Groß-Gerau	Brignoler Str.	27	Wohnung	Wohnung	1. OG.	rechts	72.49
11016	MOZART	13	64521	Groß-Gerau	Brignoler Str.	27	Wohnung	Wohnung	2. OG.	links	71.36
11017	MOZART	14	64521	Groß-Gerau	Brignoler Str.	27	Wohnung	Wohnung	2. OG.	rechts	72.49
11018	MOZART	15	64521	Groß-Gerau	Brignoler Str.	27	Wohnung	Wohnung	3. OG.	links	71.36
11019	MOZART	16	64521	Groß-Gerau	Brignoler Str.	27	Wohnung	Wohnung	3. OG.	rechts	72.49
11020	MOZART	17	64521	Groß-Gerau	Brignoler Str.	29	Wohnung	Wohnung	EG.	links	58.15
11021	MOZART	18	64521	Groß-Gerau	Brignoler Str.	29	Wohnung	Wohnung	EG.	rechts	88.91
11022	MOZART	19	64521	Groß-Gerau	Brignoler Str.	29	Wohnung	Wohnung	1. OG.	links	58.15
11023	MOZART	20	64521	Groß-Gerau	Brignoler Str.	29	Wohnung	Wohnung	1. OG.	rechts	88.91
11024	MOZART	21	64521	Groß-Gerau	Brignoler Str.	29	Wohnung	Wohnung	2. OG.	links	58.15
11025	MOZART	22	64521	Groß-Gerau	Brignoler Str.	29	Wohnung	Wohnung	2. OG.	rechts	88.91
11026	MOZART	23	64521	Groß-Gerau	Brignoler Str.	29	Wohnung	Wohnung	3. OG.	links	58.15
11027	MOZART	24	64521	Groß-Gerau	Brignoler Str.	29	Wohnung	Wohnung	3. OG.	rechts	88.91
11030	MOZART	G01	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11031	MOZART	G02	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11032	MOZART	G03	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11033	MOZART	G04	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11034	MOZART	G05	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11035	MOZART	G06	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11036	MOZART	G07	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11037	MOZART	G08	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11038	MOZART	G09	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11039	MOZART	G10	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11040	MOZART	G11	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11041	MOZART	G12	64521	Groß-Gerau	Brignoler Str.	29	Garage	Garage
11113	MOZART	G01	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11114	MOZART	G02	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11115	MOZART	G03	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11116	MOZART	G04	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11117	MOZART	G05	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11118	MOZART	G06	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11119	MOZART	G07	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11120	MOZART	G08	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11121	MOZART	G09	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11122	MOZART	G10	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11123	MOZART	G11	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11124	MOZART	G12	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11125	MOZART	G13	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11126	MOZART	G14	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11127	MOZART	G15	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11128	MOZART	G16	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11129	MOZART	G17	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11130	MOZART	G18	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11131	MOZART	G19	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11132	MOZART	G20	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11133	MOZART	G21	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11134	MOZART	G22	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
11135	MOZART	G23	64521	Groß-Gerau	Brignoler Str.	13-17	Garage	Garage
10746	MOZART	01	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	EG.	links	64.75
10747	MOZART	02	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	EG.	mitte	50.34
10748	MOZART	03	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	EG.	rechts	47.94
10749	MOZART	04	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	1. ZG	links	47.94
10751	MOZART	05	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	ZG	mitte	37.81
10750	MOZART	06	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	ZG	rechts hinte	40.50
2577	MOZART	07	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	ZG	rechts vorn	39.16
2583	MOZART	08	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	1. OG.	links	64.75
10752	MOZART	09	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	1. OG.	mitte	50.34
10753	MOZART	10	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	1. OG.	rechts	47.94
10754	MOZART	11	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	1. ZG	links	47.94
10755	MOZART	12	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	1. ZG	mitte	37.81
10756	MOZART	13	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	1. ZG	rechts hinte	40.50
10757	MOZART	14	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	1. ZG	rechts vorn	39.16
10758	MOZART	15	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	2. OG.	links	64.75
10759	MOZART	16	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	2. OG.	mitte	50.34
10801	MOZART	17	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	2. OG.	rechts	47.94
10760	MOZART	18	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	2. ZG	links	47.94
10761	MOZART	19	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	2. ZG	mitte	37.81
10762	MOZART	20	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	2. ZG	rechts hinte	40.50
10763	MOZART	21	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	2. ZG	rechts vorn	39.16
10764	MOZART	22	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	3. OG.	links	67.27
10765	MOZART	23	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	3. OG.	mitte	52.06
10766	MOZART	24	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	3. OG.	rechts	49.37
10767	MOZART	25	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	3. ZG	links	49.37
10768	MOZART	26	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	3. ZG	mitte	38.73
10769	MOZART	27	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	3. ZG	rechts hinte	41.72
10770	MOZART	28	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	3. ZG	rechts vorn	40.55
10771	MOZART	29	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	4. OG.	links	67.27
10772	MOZART	30	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	4. OG.	mitte	52.06
10773	MOZART	31	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	4. OG.	rechts	49.37
10774	MOZART	32	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	4. ZG	links	49.37
10776	MOZART	33	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	4. ZG	mitte	38.73
10777	MOZART	34	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	4. ZG	rechts hinte	41.72
10778	MOZART	35	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	4. ZG	rechts vorn	40.55
10779	MOZART	36	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	5. OG.	links	67.27
10780	MOZART	37	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	5. OG.	mitte	52.06
10781	MOZART	38	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	5. OG.	rechts	49.37
10782	MOZART	39	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	5. ZG	links	49.37
10783	MOZART	40	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	5. ZG	mitte	38.73
10784	MOZART	41	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	5. ZG	rechts hinte	41.72
10785	MOZART	42	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	5. ZG	rechts vorn	40.55
10789	MOZART	43	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	6. OG.	links	69.50
10786	MOZART	44	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	6. OG.	mitte	53.45
10787	MOZART	45	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	6. OG.	rechts	50.79
10788	MOZART	46	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	6. ZG	links	50.79

10790	MOZART	47	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	6. ZG	mitte	41.89
10791	MOZART	48	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	6. ZG	rechts hinte	43.22
10792	MOZART	49	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	6. ZG	rechts vorn	41.66
10794	MOZART	50	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	7. OG.	links	69.50
10793	MOZART	51	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	7. OG.	mitte	53.45
10795	MOZART	52	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	7. OG.	rechts	50.79
10796	MOZART	53	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	7. ZG	links	50.79
10797	MOZART	54	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	7. ZG	mitte	41.89
10798	MOZART	55	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	7. ZG	rechts hinte	43.22
10799	MOZART	56	64521	Groß-Gerau	Bruneckerstr.	7	Wohnung	Wohnung	7. ZG	rechts vorn	41.66
10813	MOZART	A01	64521	Groß-Gerau	Bruneckerstr.	7	sonstiges	Antenne
10800	MOZART	G01	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10802	MOZART	G02	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10803	MOZART	G03	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10804	MOZART	G04	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10805	MOZART	G05	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10806	MOZART	G06	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10807	MOZART	G07	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10808	MOZART	G08	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10809	MOZART	G09	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10810	MOZART	G10	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10811	MOZART	G11	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10812	MOZART	G12	64521	Groß-Gerau	Bruneckerstr.	7	Garage	Garage
10814	MOZART	01	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	EG.	links	91.50
10815	MOZART	02	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	EG.	mitte	78.70
10816	MOZART	03	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	EG.	rechts	69.10
10817	MOZART	04	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	1. OG.	links	91.50
10818	MOZART	05	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	1. OG.	mitte	78.70
10819	MOZART	06	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	1. OG.	rechts	69.10
10820	MOZART	07	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	2. OG.	links	93.00
10821	MOZART	08	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	2. OG.	mitte	79.80
10822	MOZART	09	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	2. OG.	rechts	70.20
10823	MOZART	10	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	3. OG.	links	93.00
10824	MOZART	11	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	3. OG.	mitte	79.80
10825	MOZART	12	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	3. OG.	rechts	70.20
10826	MOZART	13	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	4. OG.	links	93.00
10827	MOZART	14	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	4. OG.	mitte	79.80
10828	MOZART	15	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	4. OG.	rechts	70.20
10829	MOZART	16	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	5. OG.	links	93.00
10830	MOZART	17	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	5. OG.	mitte	79.80
10831	MOZART	18	64521	Groß-Gerau	Bruneckerstr.	9	Wohnung	Wohnung	5. OG.	rechts	70.20
10832	MOZART	G01	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10833	MOZART	G02	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10834	MOZART	G03	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10835	MOZART	G04	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10836	MOZART	G05	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10837	MOZART	G06	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10838	MOZART	G07	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10839	MOZART	G08	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10840	MOZART	G09	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10841	MOZART	G10	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10842	MOZART	G11	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10843	MOZART	G12	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10844	MOZART	G13	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10845	MOZART	G14	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10846	MOZART	G15	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10847	MOZART	G16	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10848	MOZART	G17	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10849	MOZART	G18	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10850	MOZART	G19	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10851	MOZART	G20	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10852	MOZART	G21	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10853	MOZART	G22	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10854	MOZART	G23	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10855	MOZART	G24	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10856	MOZART	G25	64521	Groß-Gerau	Bruneckerstr.	9	Garage	Garage
10897	MOZART	01	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	EG.	links	58.09
10898	MOZART	02	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	EG.	rechts	91.01
10899	MOZART	03	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	ZG	links	76.59
10900	MOZART	04	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	ZG	rechts	76.59
10901	MOZART	05	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	1. OG.	links	58.09
10902	MOZART	06	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	1. OG.	rechts	91.01
10903	MOZART	07	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	ZG	links	76.59
10904	MOZART	08	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	ZG	rechts	76.59
10905	MOZART	09	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	2. OG.	links	58.09
10906	MOZART	10	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	2. OG.	rechts	91.01
10907	MOZART	11	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	2. ZG	links	76.59
10908	MOZART	12	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	2. ZG	rechts	76.59
10909	MOZART	13	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	3. OG.	links	58.09
10910	MOZART	14	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	3. OG.	rechts	91.01
10911	MOZART	15	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	3. ZG	links	76.59
10912	MOZART	16	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	3. ZG	rechts	76.59
10913	MOZART	17	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	4. OG.	links	58.09
10914	MOZART	18	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	4. OG.	rechts	91.01
10915	MOZART	19	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	4. ZG	links	76.59
10916	MOZART	20	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	4. ZG	rechts	76.59
10917	MOZART	21	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	5. OG.	links	58.09
10918	MOZART	22	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	5. OG.	rechts	91.01
10919	MOZART	23	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	5. ZG	links	76.59
10920	MOZART	24	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	5. ZG	rechts	76.59
10921	MOZART	25	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	6. OG.	links	58.09
10922	MOZART	26	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	6. OG.	rechts	91.01
10923	MOZART	27	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	6. ZG	links	76.59
10924	MOZART	28	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	6. ZG	rechts	76.59
10925	MOZART	29	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	7. OG.	links	58.09
10926	MOZART	30	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	7. OG.	rechts	91.01
10927	MOZART	31	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	7. ZG	links	76.59
10928	MOZART	32	64521	Groß-Gerau	Nauheimer Weg	3	Wohnung	Wohnung	7. ZG	rechts	76.59
10929	MOZART	G01	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10930	MOZART	G02	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10931	MOZART	G03	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10932	MOZART	G04	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10933	MOZART	G05	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10934	MOZART	G06	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10935	MOZART	G07	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10936	MOZART	G08	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10937	MOZART	G09	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10938	MOZART	G10	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10939	MOZART	G11	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10940	MOZART	G12	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10941	MOZART	G13	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10942	MOZART	G14	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10943	MOZART	G15	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10944	MOZART	G16	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10945	MOZART	G17	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10946	MOZART	G18	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10947	MOZART	G19	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10948	MOZART	G20	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10949	MOZART	G21	64521	Groß-Gerau	Nauheimer Weg	3	Garage	Garage
10950	MOZART	S01	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10951	MOZART	S02	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10952	MOZART	S03	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10953	MOZART	S04	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10954	MOZART	S05	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10955	MOZART	S06	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10956	MOZART	S07	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10957	MOZART	S08	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10958	MOZART	S09	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz

10959	MOZART	S10	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10960	MOZART	S11	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10961	MOZART	S12	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10962	MOZART	S13	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
10963	MOZART	S14	64521	Groß-Gerau	Nauheimer Weg	3	Stellplatz	Stellplatz
	MOZART	A02	64521	Groß-Gerau	Bruneckerstr.	7	sonstiges	Antenne
	MOZART	A03	64521	Groß-Gerau	Bruneckerstr.	7	sonstiges	Antenne
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	1. OG	links	64.17
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	1. OG	mitte	96.32
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	1. OG	rechts	64.54
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	2. OG	links	64.17
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	2. OG	mitte	96.32
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	2. OG	rechts	64.54
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	3. OG	links	64.17
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	3. OG	mitte	96.32
	Puccini II			Duisburg	Am Sittert	2	Wohnung	Wohnung	3. OG	rechts	64.54
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	EG	links	63.15
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	1. OG	links	64.17
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	1. OG	links mitte	64.54
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	1. OG	rechts mitte	64.54
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	1. OG	rechts	64.28
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	2. OG	links	64.18
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	2. OG	links mitte	64.54
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	2. OG	rechts mitte	64.54
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	2. OG	rechts	64.28
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	3. OG	links	64.28
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	3. OG	links mitte	64.54
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	3. OG	rechts mitte	64.54
	Puccini II			Duisburg	Am Sittert	4	Wohnung	Wohnung	3. OG	rechts	64.28
	Puccini II			Duisburg	Am Ungelsheimer Graben	4	Wohnung	Wohnung	1. OG		98.00
	Puccini II			Duisburg	Am Ungelsheimer Graben	4	Wohnung	Wohnung	2. OG		97.96
	Puccini II			Duisburg	Am Ungelsheimer Graben	4	Wohnung	Wohnung	3. OG		97.96
	Puccini II			Duisburg	Am Ungelsheimer Graben	4	Wohnung	Wohnung	4. OG		97.96
	Puccini II			Duisburg	Am Ungelsheimer Graben	4	Gewerbe	Gewerbe	EG		237.00
	Puccini II			Duisburg	Binsenweg	3	Wohnung	Wohnung	EG		45.12
	Puccini II			Duisburg	Binsenweg	3	Wohnung	Wohnung	1. OG/DG		85.84
	Puccini II			Duisburg	Binsenweg	7	Wohnung	Wohnung	EG	links	79.50
	Puccini II			Duisburg	Binsenweg	7	Wohnung	Wohnung	EG	rechts	32.92
	Puccini II			Duisburg	Binsenweg	7	Wohnung	Wohnung	1. OG	links	82.57
	Puccini II			Duisburg	Binsenweg	7	Wohnung	Wohnung	1. OG	rechts	33.17
	Puccini II			Duisburg	Binsenweg	7	Wohnung	Wohnung	DG	links	59.18
	Puccini II			Duisburg	Binsenweg	7	Wohnung	Wohnung	DG	rechts	27.72
	Puccini II			Duisburg	Graf-Spee-Str.	25	Wohnung	Wohnung	EG		92.10
	Puccini II			Duisburg	Graf-Spee-Str.	25	Wohnung	Wohnung	1. OG	links	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	25	Wohnung	Wohnung	1. OG	rechts	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	25	Wohnung	Wohnung	DG		75.00
	Puccini II			Duisburg	Graf-Spee-Str.	27	Wohnung	Wohnung	EG	links	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	27	Wohnung	Wohnung	EG	rechts	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	27	Wohnung	Wohnung	1. OG		93.00
	Puccini II			Duisburg	Graf-Spee-Str.	27	Wohnung	Wohnung	DG		75.00
	Puccini II			Duisburg	Graf-Spee-Str.	29	Wohnung	Wohnung	EG	links	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	29	Wohnung	Wohnung	EG	rechts	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	29	Wohnung	Wohnung	1. OG	links	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	29	Wohnung	Wohnung	1. OG	rechts	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	29	Wohnung	Wohnung	DG		75.00
	Puccini II			Duisburg	Graf-Spee-Str.	31	Wohnung	Wohnung	EG		77.58
	Puccini II			Duisburg	Graf-Spee-Str.	31	Wohnung	Wohnung	1. OG		77.58
	Puccini II			Duisburg	Graf-Spee-Str.	31	Wohnung	Wohnung	DG		40.79
	Puccini II			Duisburg	Graf-Spee-Str.	33	Wohnung	Wohnung	EG	links	57.93
	Puccini II			Duisburg	Graf-Spee-Str.	33	Wohnung	Wohnung	EG	rechts	63.40
	Puccini II			Duisburg	Graf-Spee-Str.	33	Wohnung	Wohnung	1. OG	links	106.00
	Puccini II			Duisburg	Graf-Spee-Str.	33	Wohnung	Wohnung	1. OG	rechts	66.40
	Puccini II			Duisburg	Graf-Spee-Str.	35	Wohnung	Wohnung	EG		75.46
	Puccini II			Duisburg	Graf-Spee-Str.	35	Wohnung	Wohnung	1. OG		75.46
	Puccini II			Duisburg	Graf-Spee-Str.	35	Wohnung	Wohnung	DG		45.00
	Puccini II			Duisburg	Graf-Spee-Str.	37	Wohnung	Wohnung	EG		65.80
	Puccini II			Duisburg	Graf-Spee-Str.	37	Wohnung	Wohnung	1. OG + DG		85.33
	Puccini II			Duisburg	Graf-Spee-Str.	39	Wohnung	Wohnung	EG	links	63.25
	Puccini II			Duisburg	Graf-Spee-Str.	39	Wohnung	Wohnung	EG	rechts	63.25
	Puccini II			Duisburg	Graf-Spee-Str.	39	Wohnung	Wohnung	1. OG	links	62.96
	Puccini II			Duisburg	Graf-Spee-Str.	39	Wohnung	Wohnung	1. OG	rechts	68.53
	Puccini II			Duisburg	Graf-Spee-Str.	41	Wohnung	Wohnung	EG		65.80
	Puccini II			Duisburg	Graf-Spee-Str.	41	Wohnung	Wohnung	1. OG		65.80
	Puccini II			Duisburg	Graf-Spee-Str.	43	Wohnung	Wohnung	EG		92.00
	Puccini II			Duisburg	Graf-Spee-Str.	43	Wohnung	Wohnung	1. OG	links	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	43	Wohnung	Wohnung	1. OG	rechts	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	43	Wohnung	Wohnung	DG		75.00
	Puccini II			Duisburg	Graf-Spee-Str.	45	Wohnung	Wohnung	EG	links	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	45	Wohnung	Wohnung	EG	rechts	45.64
	Puccini II			Duisburg	Graf-Spee-Str.	45	Wohnung	Wohnung	1. OG	links	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	45	Wohnung	Wohnung	1. OG	rechts	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	45	Wohnung	Wohnung	DG		75.00
	Puccini II			Duisburg	Graf-Spee-Str.	47	Wohnung	Wohnung	EG	links	46.04
	Puccini II			Duisburg	Graf-Spee-Str.	47	Wohnung	Wohnung	EG	rechts	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	47	Wohnung	Wohnung	1. OG	links	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	47	Wohnung	Wohnung	1. OG	rechts	46.05
	Puccini II			Duisburg	Graf-Spee-Str.	47	Wohnung	Wohnung	DG		75.00
	Puccini II			Duisburg	Im Höschegrund	1	Wohnung	Wohnung	EG	links	50.00
	Puccini II			Duisburg	Im Höschegrund	1	Wohnung	Wohnung	EG	rechts	47.39
	Puccini II			Duisburg	Im Höschegrund	1	Wohnung	Wohnung	1. OG	links	47.39
	Puccini II			Duisburg	Im Höschegrund	1	Wohnung	Wohnung	1. OG	rechts	47.39
	Puccini II			Duisburg	Im Höschegrund	3	Wohnung	Wohnung	EFH		79.08
	Puccini II			Duisburg	Im Höschegrund	5	Wohnung	Wohnung	EG	links	66.53
	Puccini II			Duisburg	Im Höschegrund	5	Wohnung	Wohnung	EG	rechts	66.53
	Puccini II			Duisburg	Im Höschegrund	5	Wohnung	Wohnung	1. OG	links	66.53
	Puccini II			Duisburg	Im Höschegrund	5	Wohnung	Wohnung	1. OG	rechts	66.53
	Puccini II			Duisburg	Mannesmannstr.	43	Wohnung	Wohnung	EG	links	68.00
	Puccini II			Duisburg	Mannesmannstr.	43	Wohnung	Wohnung	EG	rechts	68.00
	Puccini II			Duisburg	Mannesmannstr.	43	Wohnung	Wohnung	1. OG	links	68.00
	Puccini II			Duisburg	Mannesmannstr.	43	Wohnung	Wohnung	1. OG	rechts	68.00
	Puccini II			Duisburg	Mannesmannstr.	43	Wohnung	Wohnung	2. OG	links	66.00
	Puccini II			Duisburg	Mannesmannstr.	43	Wohnung	Wohnung	2. OG	rechts	66.00
	Puccini II			Duisburg	Uerdinger Str.	19	Wohnung	Wohnung	EG	links	67.00
	Puccini II			Duisburg	Uerdinger Str.	19	Wohnung	Wohnung	EG	rechts	68.00
	Puccini II			Duisburg	Uerdinger Str.	19	Wohnung	Wohnung	1. OG	links	67.00
	Puccini II			Duisburg	Uerdinger Str.	19	Wohnung	Wohnung	1. OG	rechts	68.00
	Puccini II			Duisburg	Uerdinger Str.	19	Wohnung	Wohnung	2. OG	links	60.00
	Puccini II			Duisburg	Uerdinger Str.	19	Wohnung	Wohnung	2. OG	rechts	59.00
	Puccini II			Duisburg	Uerdinger Str.	19A	Wohnung	Wohnung	EG		74.00
	Puccini II			Duisburg	Uerdinger Str.	19A	Wohnung	Wohnung	1. OG		74.00
	Puccini II			Duisburg	Uerdinger Str.	19A	Wohnung	Wohnung	2. OG		62.00
	Puccini II			Duisburg	Ungelsheimer Str.	26	Wohnung	Wohnung	EG	links	47.39
	Puccini II			Duisburg	Ungelsheimer Str.	26	Wohnung	Wohnung	EG	rechts	47.39
	Puccini II			Duisburg	Ungelsheimer Str.	26	Wohnung	Wohnung	1. OG	links	47.39
	Puccini II			Duisburg	Ungelsheimer Str.	26	Wohnung	Wohnung	1. OG	rechts	47.39
	Puccini II			Duisburg	Ungelsheimer Str.	26	Wohnung	Wohnung	DG		70.00
	Puccini II			Duisburg	Ungelsheimer Str.	4A	Wohnung	Wohnung	EG	links	68.00
	Puccini II			Duisburg	Ungelsheimer Str.	4A	Wohnung	Wohnung	EG	rechts	68.00
	Puccini II			Duisburg	Ungelsheimer Str.	4A	Wohnung	Wohnung	1. OG	links	68.00
	Puccini II			Duisburg	Ungelsheimer Str.	4A	Wohnung	Wohnung	1. OG	rechts	68.00
	Puccini II			Duisburg	Ungelsheimer Str.	4A	Wohnung	Wohnung	DG	links	66.00
	Puccini II			Duisburg	Ungelsheimer Str.	4A	Wohnung	Wohnung	DG	rechts	66.00
	Puccini II			Duisburg	Ungelsheimer Str.	4B	Wohnung	Wohnung	EG	links	68.00
	Puccini II			Duisburg	Ungelsheimer Str.	4B	Wohnung	Wohnung	EG	rechts	68.00
	Puccini II			Duisburg	Ungelsheimer Str.	4B	Wohnung	Wohnung	1. OG	links	68.00
	Puccini II			Duisburg	Ungelsheimer Str.	4B	Wohnung	Wohnung	1. OG	rechts	68.00
	Puccini II			Duisburg	Ungelsheimer Str.	4B	Wohnung	Wohnung	DG	links	66.00
	Puccini II			Duisburg	Ungelsheimer Str.	4B	Wohnung	Wohnung	DG	rechts	66.00

Puccini II	Duisburg	Ungelsheimer Str.	4C	Wohnung	Wohnung	EG	links	68.00
Puccini II	Duisburg	Ungelsheimer Str.	4C	Wohnung	Wohnung	EG	rechts	68.00
Puccini II	Duisburg	Ungelsheimer Str.	4C	Wohnung	Wohnung	1. OG	links	68.00
Puccini II	Duisburg	Ungelsheimer Str.	4C	Wohnung	Wohnung	1. OG	rechts	68.00
Puccini II	Duisburg	Ungelsheimer Str.	4C	Wohnung	Wohnung	DG	links	66.00
Puccini II	Duisburg	Ungelsheimer Str.	4C	Wohnung	Wohnung	DG	rechts	66.00
Puccini II	Duisburg	Am Sittert	2	Gewerbe	Gewerbe	EG			485.02
Puccini II	Duisburg	Am Sittert	2+4	sonstiges	Antenne
Puccini II	Duisburg	Am Sittert	2+4	sonstiges	Antenne
Puccini II	Duisburg	Am Sittert	2+4	sonstiges	Trafostation
Puccini II	Duisburg	Am Sittert	4	Gewerbe	Gewerbe	EG	rechts		73.50
Puccini II	Duisburg	Am Sittert	4	Gewerbe	Gewerbe	EG	links		63.00
Puccini II	Duisburg	Am Sittert	2+4	Garage	Garage
Puccini II	Duisburg	Am Sittert	2+4	Garage	Garage
Puccini II	Duisburg	Am Sittert	2+4	Garage	Garage
Puccini II	Duisburg	Am Sittert	2+4	Garage	Garage
Puccini II	Duisburg	Am Sittert	2+4	Garage	Garage
Puccini II	Duisburg	Am Sittert	2+4	Garage	Garage
Puccini II	Duisburg	Am Sittert	2+4	Garage	Garage
Puccini II	Duisburg	Am Sittert	2+4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Am Ungelsheimer Graben	4	Garage	Garage
Puccini II	Duisburg	Binsenweg		Garage	Garage
Puccini II	Duisburg	Binsenweg		Garage	Garage
Puccini II	Duisburg	Binsenweg		Garage	Garage
Puccini II	Duisburg	Binsenweg		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Garage	Garage
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Graf-Spee-Str.		Stellplatz	Stellplatz
Puccini II	Duisburg	Mannesmannstr.		Garage	Garage
Puccini II	Duisburg	Mannesmannstr.		Garage	Garage
Puccini II	Duisburg	Mannesmannstr.		Garage	Garage
Puccini II	Duisburg	Mannesmannstr.		Garage	Garage
Puccini II	Duisburg	Mannesmannstr.		Garage	Garage
Puccini II	Duisburg	Mannesmannstr.		Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	26	Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	26	Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	26	Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	4A/B/C	Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	4A/B/C	Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	4A/B/C	Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	4A/B/C	Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	4A/B/C	Garage	Garage
Puccini II	Duisburg	Ungelsheimer Str.	4A/B/C	Garage	Garage
Puccini II	Mülheim	Auerstraße	22	Wohnung	Wohnung	EG		63.67
Puccini II	Mülheim	Auerstraße	22	Wohnung	Wohnung	1. OG		79.93
Puccini II	Mülheim	Auerstraße	22	Wohnung	Wohnung	2. OG		68.66
Puccini II	Mülheim	Auerstraße	22	Wohnung	Wohnung	DG		59.89
Puccini II	Mülheim	Fröbelstr.	13	Wohnung	Wohnung	EG		68.38
Puccini II	Mülheim	Fröbelstr.	13	Wohnung	Wohnung	1. OG		76.71
Puccini II	Mülheim	Fröbelstr.	13	Wohnung	Wohnung	2. OG		76.86
Puccini II	Mülheim	Kirchstr.	102	Wohnung	Wohnung	EG		91.00
Puccini II	Mülheim	Kirchstr.	102	Wohnung	Wohnung	1. OG		90.00
Puccini II	Mülheim	Kirchstr.	96	Wohnung	Wohnung	EFH		90.00
Puccini II	Mülheim	Kirchstr.	98	Wohnung	Wohnung	EG		90.00
Puccini II	Mülheim	Kirchstr.	98	Wohnung	Wohnung	1. OG		90.00
Puccini II	Mülheim	Koloniestr.	5	Wohnung	Wohnung	EG		85.00
Puccini II	Mülheim	Koloniestr.	5	Wohnung	Wohnung	1. OG	links	40.60
Puccini II	Mülheim	Koloniestr.	5	Wohnung	Wohnung	1. OG	rechts	40.60
Puccini II	Mülheim	Seilerstr.	13a	Wohnung	Wohnung	EG		77.81
Puccini II	Mülheim	Seilerstr.	13a	Wohnung	Wohnung	1. OG		77.81
Puccini II	Mülheim	Seilerstr.	13a	Wohnung	Wohnung	2. OG		78.33
Puccini II	Mülheim	Seilerstr.	13b	Wohnung	Wohnung	EG	links	81.74
Puccini II	Mülheim	Seilerstr.	13b	Wohnung	Wohnung	EG	rechts	94.43
Puccini II	Mülheim	Seilerstr.	13b	Wohnung	Wohnung	1. OG	links	81.74
Puccini II	Mülheim	Seilerstr.	13b	Wohnung	Wohnung	1. OG	rechts	84.70
Puccini II	Mülheim	Seilerstr.	13b	Wohnung	Wohnung	2. OG	links	84.00
Puccini II	Mülheim	Seilerstr.	13b	Wohnung	Wohnung	2. OG	rechts	84.00
Puccini II	Mülheim	Seilerstr.	13c	Wohnung	Wohnung	EG		73.73
Puccini II	Mülheim	Seilerstr.	13c	Wohnung	Wohnung	1. OG		82.74
Puccini II	Mülheim	Seilerstr.	13c	Wohnung	Wohnung	2. OG		78.33
Puccini II	Mülheim	Wallstr.	13	Wohnung	Wohnung	1. OG	rechts	66.55
Puccini II	Mülheim	Wallstr.	13	Wohnung	Wohnung	1. OG	links	72.31
Puccini II	Mülheim	Wallstr.	13	Wohnung	Wohnung	2. OG	rechts	66.57
Puccini II	Mülheim	Wallstr.	13	Wohnung	Wohnung	2. OG	links	72.21
Puccini II	Mülheim	Wallstr.	13	Wohnung	Wohnung	3. OG	rechts	68.59
Puccini II	Mülheim	Wallstr.	13	Wohnung	Wohnung	3. OG	links	72.34
Puccini II	Mülheim	Wallstr.	13	Wohnung	Wohnung	4. OG	rechts	53.70
Puccini II	Mülheim	Wallstr.	13	Wohnung	Wohnung	4. OG	links	68.40
Puccini II	Mülheim	Wallstr.	9	Wohnung	Wohnung	1. OG	rechts	87.57
Puccini II	Mülheim	Wallstr.	9	Wohnung	Wohnung	1. OG	links	51.94
Puccini II	Mülheim	Wallstr.	9	Wohnung	Wohnung	2. OG	rechts	73.01
Puccini II	Mülheim	Wallstr.	9	Wohnung	Wohnung	2. OG	links	67.99
Puccini II	Mülheim	Wallstr.	9	Wohnung	Wohnung	3. OG	rechts	71.35
Puccini II	Mülheim	Wallstr.	9	Wohnung	Wohnung	3. OG	links	67.87
Puccini II	Mülheim	Wallstr.	9	Wohnung	Wohnung	4. OG	rechts	68.12
Puccini II	Mülheim	Wallstr.	9	Wohnung	Wohnung	4. OG	links	53.10
Puccini II	Mülheim	Delle	25-27	Gewerbe	Gewerbe	EG			130.00
Puccini II	Mülheim	Delle	25-27	Gewerbe	Gewerbe	1. OG			178.00
Puccini II	Mülheim	Delle	25-27	Gewerbe	Gewerbe	2. OG			178.00
Puccini II	Mülheim	Delle	25-27	Gewerbe	Gewerbe	3. OG			178.00
Puccini II	Mülheim	Delle	25-27	Gewerbe	Gewerbe	4. OG			178.00
Puccini II	Mülheim	Delle	25-27	Gewerbe	Gewerbe	Hintergeb.			600.00
Puccini II	Mülheim	Wallstr.	9—13	Gewerbe	Gewerbe	Laden			56.57
Puccini II	Mülheim	Wallstr.	9—13	Gewerbe	Gewerbe	Laden			79.81
Puccini II	Mülheim	Wallstr.	9—13	Gewerbe	Gewerbe	Laden			111.52

Puccini II	Mülheim	Wallstr.	9—13	Gewerbe	Gewerbe	Laden			93.95
Puccini II	Mülheim	Delle	25-27	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-28	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-29	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-30	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-31	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-32	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-33	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-34	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-35	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-36	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-37	Stellplatz	Stellplatz
Puccini II	Mülheim	Delle	25-38	Stellplatz	Stellplatz
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Garage	Garage
Puccini II	Mülheim	Seilerstr.	13c	Stellplatz	Stellplatz
Puccini II	Mülheim	Seilerstr.	13c	Stellplatz	Stellplatz
Puccini II	Mülheim	Seilerstr.	13c	Stellplatz	Stellplatz
Puccini II	Mülheim	Seilerstr.	13c	Stellplatz	Stellplatz
Puccini II	Mülheim	Seilerstr.	13c	Stellplatz	Stellplatz
Puccini II	Mülheim	Seilerstr.	13c	Stellplatz	Stellplatz
Puccini II	Mülheim	Wallstr.	9—13	Stellplatz	Stellplatz
Puccini II	Mülheim	Wallstr.	9—13	Garage	Garage
Puccini II	Mülheim	Wallstr.	9—13	Garage	Garage
Puccini II	Remscheid	Bahnstr.	71	Wohnung	Wohnung	EG		61.27
Puccini II	Remscheid	Bahnstr.	71	Wohnung	Wohnung	1. OG		61.34
Puccini II	Remscheid	Bahnstr.	71	Wohnung	Wohnung	DG		61.25
Puccini II	Remscheid	Bahnstr.	73	Wohnung	Wohnung	EG		64.23
Puccini II	Remscheid	Bahnstr.	73	Wohnung	Wohnung	1. OG		64.23
Puccini II	Remscheid	Bahnstr.	73	Wohnung	Wohnung	DG		64.45
Puccini II	Remscheid	Friedensstr.	1	Wohnung	Wohnung	EG		50.43
Puccini II	Remscheid	Friedensstr.	1	Wohnung	Wohnung	1. OG		50.43
Puccini II	Remscheid	Friedensstr.	1	Wohnung	Wohnung	DG		50.77
Puccini II	Remscheid	Friedensstr.	10	Wohnung	Wohnung	EG	links	61.19
Puccini II	Remscheid	Friedensstr.	10	Wohnung	Wohnung	EG	rechts	63.08
Puccini II	Remscheid	Friedensstr.	10	Wohnung	Wohnung	1. OG	links	63.46
Puccini II	Remscheid	Friedensstr.	10	Wohnung	Wohnung	1. OG	rechts	62.52
Puccini II	Remscheid	Friedensstr.	10	Wohnung	Wohnung	DG		50.21
Puccini II	Remscheid	Friedensstr.	11	Wohnung	Wohnung	EG		54.69
Puccini II	Remscheid	Friedensstr.	11	Wohnung	Wohnung	1. OG		57.27
Puccini II	Remscheid	Friedensstr.	12	Wohnung	Wohnung	EG		66.87
Puccini II	Remscheid	Friedensstr.	12	Wohnung	Wohnung	1. OG		64.88
Puccini II	Remscheid	Friedensstr.	12	Wohnung	Wohnung	DG		42.00
Puccini II	Remscheid	Friedensstr.	13	Wohnung	Wohnung	EG		50.58
Puccini II	Remscheid	Friedensstr.	13	Wohnung	Wohnung	DG		48.53
Puccini II	Remscheid	Friedensstr.	2	Wohnung	Wohnung	EG		54.99
Puccini II	Remscheid	Friedensstr.	2	Wohnung	Wohnung	1. OG		50.53
Puccini II	Remscheid	Friedensstr.	2	Wohnung	Wohnung	DG		43.17
Puccini II	Remscheid	Friedensstr.	3	Wohnung	Wohnung	EG/DG		55.19
Puccini II	Remscheid	Friedensstr.	3	Wohnung	Wohnung	1. OG/Man. DG		57.16
Puccini II	Remscheid	Friedensstr.	4	Wohnung	Wohnung	EG		49.90
Puccini II	Remscheid	Friedensstr.	4	Wohnung	Wohnung	1. OG		50.10
Puccini II	Remscheid	Friedensstr.	4	Wohnung	Wohnung	DG		32.48
Puccini II	Remscheid	Friedensstr.	5	Wohnung	Wohnung	EG/1.OG		115.00
Puccini II	Remscheid	Friedensstr.	6	Wohnung	Wohnung	EG		45.79
Puccini II	Remscheid	Friedensstr.	6	Wohnung	Wohnung	1. OG		49.95
Puccini II	Remscheid	Friedensstr.	6	Wohnung	Wohnung	DG		32.00
Puccini II	Remscheid	Friedensstr.	7	Wohnung	Wohnung	EG		45.11
Puccini II	Remscheid	Friedensstr.	7	Wohnung	Wohnung	1. OG		49.34
Puccini II	Remscheid	Friedensstr.	7	Wohnung	Wohnung	DG		101.61
Puccini II	Remscheid	Friedensstr.	8	Wohnung	Wohnung	EG		69.00
Puccini II	Remscheid	Friedensstr.	8	Wohnung	Wohnung	1. OG		65.46
Puccini II	Remscheid	Friedensstr.	9	Wohnung	Wohnung	EG		45.50
Puccini II	Remscheid	Friedensstr.	9	Wohnung	Wohnung	1. OG		49.15
Puccini II	Remscheid	Friedensstr.	13	Wohnung	Wohnung	1. OG		50.58
Puccini II	Remscheid	Rheinstr.	11	Wohnung	Wohnung	EG	links	65.04
Puccini II	Remscheid	Rheinstr.	11	Wohnung	Wohnung	EG	rechts	63.88
Puccini II	Remscheid	Rheinstr.	11	Wohnung	Wohnung	1. OG	links	66.73
Puccini II	Remscheid	Rheinstr.	11	Wohnung	Wohnung	1. OG	rechts	65.53
Puccini II	Remscheid	Rheinstr.	13	Wohnung	Wohnung	EG	links	65.04
Puccini II	Remscheid	Rheinstr.	13	Wohnung	Wohnung	EG	rechts	63.88
Puccini II	Remscheid	Rheinstr.	13	Wohnung	Wohnung	1. OG	links	66.73
Puccini II	Remscheid	Rheinstr.	13	Wohnung	Wohnung	1. OG	rechts	65.53
Puccini II	Remscheid	Rheinstr.	15	Wohnung	Wohnung	EG links/EG mitte		79.18
Puccini II	Remscheid	Rheinstr.	15	Wohnung	Wohnung	1. OG	links	53.68
Puccini II	Remscheid	Rheinstr.	15	Wohnung	Wohnung	1. OG	mitte	30.00
Puccini II	Remscheid	Rheinstr.	15	Wohnung	Wohnung	DG	mitte	46.08
Puccini II	Remscheid	Rheinstr.	20	Wohnung	Wohnung	EG		51.79
Puccini II	Remscheid	Rheinstr.	20	Wohnung	Wohnung	DG		58.11
Puccini II	Remscheid	Rheinstr.	22	Wohnung	Wohnung	EG		45.86
Puccini II	Remscheid	Rheinstr.	22	Wohnung	Wohnung	DG		51.21
Puccini II	Remscheid	Rheinstr.	9	Wohnung	Wohnung	EG	links	65.04
Puccini II	Remscheid	Rheinstr.	9	Wohnung	Wohnung	EG	rechts	63.88
Puccini II	Remscheid	Rheinstr.	9	Wohnung	Wohnung	1. OG	links	66.73
Puccini II	Remscheid	Rheinstr.	9	Wohnung	Wohnung	1. OG	rechts	65.53
Puccini II	Remscheid	Röhrenstr.	1	Wohnung	Wohnung	EG		129.08
Puccini II	Remscheid	Röhrenstr.	1	Wohnung	Wohnung	1. OG		65.07
Puccini II	Remscheid	Röhrenstr.	1	Wohnung	Wohnung	2. OG		100.23
Puccini II	Remscheid	Röhrenstr.	2	Wohnung	Wohnung	EG	links	65.73
Puccini II	Remscheid	Röhrenstr.	2	Wohnung	Wohnung	EG	rechts	65.73
Puccini II	Remscheid	Röhrenstr.	2	Wohnung	Wohnung	1. OG	links	65.73
Puccini II	Remscheid	Röhrenstr.	2	Wohnung	Wohnung	1. OG	rechts	65.73
Puccini II	Remscheid	Röhrenstr.	2	Wohnung	Wohnung	DG	links	56.41
Puccini II	Remscheid	Röhrenstr.	2	Wohnung	Wohnung	DG	rechts	56.68
Puccini II	Remscheid	Röhrenstr.	3	Wohnung	Wohnung	1. OG		65.35
Puccini II	Remscheid	Röhrenstr.	3	Wohnung	Wohnung	2. OG/DG		100.13
Puccini II	Remscheid	Röhrenstr.	4	Wohnung	Wohnung	EG	links	65.73
Puccini II	Remscheid	Röhrenstr.	4	Wohnung	Wohnung	EG	rechts	65.73
Puccini II	Remscheid	Röhrenstr.	4	Wohnung	Wohnung	1. OG	links	65.73
Puccini II	Remscheid	Röhrenstr.	4	Wohnung	Wohnung	1. OG	rechts	65.73
Puccini II	Remscheid	Röhrenstr.	4	Wohnung	Wohnung	DG	links	56.68
Puccini II	Remscheid	Röhrenstr.	4	Wohnung	Wohnung	DG	rechts	56.41
Puccini II	Remscheid	Röhrenstr.	6	Wohnung	Wohnung	EG	links	95.36
Puccini II	Remscheid	Röhrenstr.	6	Wohnung	Wohnung	EG	rechts	78.55
Puccini II	Remscheid	Röhrenstr.	6	Wohnung	Wohnung	1. OG	links	76.62
Puccini II	Remscheid	Röhrenstr.	6	Wohnung	Wohnung	1. OG	rechts	82.05
Puccini II	Remscheid	Röhrenstr.	6	Wohnung	Wohnung	DG	rechts	34.84
Puccini II	Remscheid	Röhrenstr.		Garage	Garage
Puccini II	Remscheid	Röhrenstr.		Garage	Garage
Puccini II	Solingen	Baverter Str.	15	Wohnung	Wohnung	EG		57.72
Puccini II	Solingen	Baverter Str.	15	Wohnung	Wohnung	1. OG		59.34
Puccini II	Solingen	Baverter Str.	15	Wohnung	Wohnung	DG		55.25
Puccini II	Solingen	Baverter Str.	34	Wohnung	Wohnung	EG		72.59
Puccini II	Solingen	Baverter Str.	34	Wohnung	Wohnung	1. OG		53.57

	Puccini II			Solingen	Caspersbroicher Weg	7	Wohnung	Wohnung	EG	links	73.91
	Puccini II			Solingen	Caspersbroicher Weg	7	Wohnung	Wohnung	EG	rechts	75.21
	Puccini II			Solingen	Caspersbroicher Weg	7	Wohnung	Wohnung	1. OG	links	59.48
	Puccini II			Solingen	Caspersbroicher Weg	7	Wohnung	Wohnung	1. OG	mitte	39.26
	Puccini II			Solingen	Caspersbroicher Weg	7	Wohnung	Wohnung	1. OG	rechts	50.45
	Puccini II			Solingen	Caspersbroicher Weg	7	Wohnung	Wohnung	2. OG	links	73.90
	Puccini II			Solingen	Caspersbroicher Weg	7	Wohnung	Wohnung	2. OG	rechts	75.04
	Puccini II			Solingen	Caspersbroicher Weg	7	Wohnung	Wohnung	DG		109.54
	Puccini II			Solingen	Dürener Str.	14	Wohnung	Wohnung	EG	links	49.56
	Puccini II			Solingen	Dürener Str.	14	Wohnung	Wohnung	EG	mitte	51.13
	Puccini II			Solingen	Dürener Str.	14	Wohnung	Wohnung	EG	rechts	49.56
	Puccini II			Solingen	Dürener Str.	14	Wohnung	Wohnung	1. OG	links	49.56
	Puccini II			Solingen	Dürener Str.	14	Wohnung	Wohnung	1. OG	mitte	51.13
	Puccini II			Solingen	Dürener Str.	14	Wohnung	Wohnung	1. OG	rechts	49.56
	Puccini II			Solingen	Dürener Str.	14	Wohnung	Wohnung	DG	links	38.68
	Puccini II			Solingen	Dürener Str.	14	Wohnung	Wohnung	DG	rechts	42.56
	Puccini II			Solingen	Dürener Str.	18	Wohnung	Wohnung	EG		59.50
	Puccini II			Solingen	Dürener Str.	18	Wohnung	Wohnung	1. OG		60.40
	Puccini II			Solingen	Dürener Str.	18	Wohnung	Wohnung	2. OG		60.40
	Puccini II			Solingen	Dürener Str.	20	Wohnung	Wohnung	EG	links	64.45
	Puccini II			Solingen	Dürener Str.	20	Wohnung	Wohnung	EG	rechts	64.38
	Puccini II			Solingen	Dürener Str.	20	Wohnung	Wohnung	1. OG	links	65.75
	Puccini II			Solingen	Dürener Str.	20	Wohnung	Wohnung	1. OG	rechts	65.68
	Puccini II			Solingen	Dürener Str.	20	Wohnung	Wohnung	2. OG	links	65.75
	Puccini II			Solingen	Dürener Str.	20	Wohnung	Wohnung	2. OG	rechts	65.68
	Puccini II			Solingen	Dürener Str.	22	Wohnung	Wohnung	EG	links	64.45
	Puccini II			Solingen	Dürener Str.	22	Wohnung	Wohnung	EG	rechts	64.38
	Puccini II			Solingen	Dürener Str.	22	Wohnung	Wohnung	1. OG	links	65.75
	Puccini II			Solingen	Dürener Str.	22	Wohnung	Wohnung	1. OG	rechts	65.68
	Puccini II			Solingen	Dürener Str.	22	Wohnung	Wohnung	2. OG	links	65.75
	Puccini II			Solingen	Dürener Str.	22	Wohnung	Wohnung	2. OG	rechts	65.68
	Puccini II			Solingen	Ellerstr.	29	Wohnung	Wohnung	EG	links	64.45
	Puccini II			Solingen	Ellerstr.	29	Wohnung	Wohnung	EG	rechts	64.38
	Puccini II			Solingen	Ellerstr.	29	Wohnung	Wohnung	1. OG	links	65.75
	Puccini II			Solingen	Ellerstr.	29	Wohnung	Wohnung	1. OG	rechts	65.68
	Puccini II			Solingen	Ellerstr.	29	Wohnung	Wohnung	2. OG	links	65.75
	Puccini II			Solingen	Ellerstr.	29	Wohnung	Wohnung	2. OG	rechts	65.68
	Puccini II			Solingen	Leipziger Str.	6	Wohnung	Wohnung	Souterrain		56.42
	Puccini II			Solingen	Leipziger Str.	6	Wohnung	Wohnung	EG	links	59.86
	Puccini II			Solingen	Leipziger Str.	6	Wohnung	Wohnung	EG	rechts	56.42
	Puccini II			Solingen	Leipziger Str.	6	Wohnung	Wohnung	1. OG	links	61.83
	Puccini II			Solingen	Leipziger Str.	6	Wohnung	Wohnung	1. OG	rechts	58.50
	Puccini II			Solingen	Leipziger Str.	6	Wohnung	Wohnung	DG		44.12
	Puccini II			Solingen	Leipziger Str.	8	Wohnung	Wohnung	EG	links	56.27
	Puccini II			Solingen	Leipziger Str.	8	Wohnung	Wohnung	EG	rechts	56.56
	Puccini II			Solingen	Leipziger Str.	8	Wohnung	Wohnung	1. OG	links	58.38
	Puccini II			Solingen	Leipziger Str.	8	Wohnung	Wohnung	1. OG	rechts	58.65
	Puccini II			Solingen	Leipziger Str.	8	Wohnung	Wohnung	DG	links	43.92
	Puccini II			Solingen	Ellerstr.		sonstiges	Werbeanlage
	Puccini II			Solingen	Dürener Str.	14	Garage	Garage
	Puccini II			Solingen	Dürener Str.	14	Garage	Garage
	Puccini II			Solingen	Dürener Str.	14	Garage	Garage
	Puccini II			Solingen	Dürener Str.	14	Garage	Garage
	Puccini II			Solingen	Dürener Str.	14	Garage	Garage
	Puccini II			Solingen	Dürener Str.	14	Garage	Garage
	Puccini II			Solingen	Dürener Str.	14	Garage	Garage
	Puccini II			Solingen	Dürener Str.	14	Garage	Garage
	Puccini II			Solingen	Dürener Str.	14	Stellplatz	Stellplatz
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
	Puccini II			Solingen	Leipziger Str.	6	Garage	Garage
1557	QUEEN MARY II	01	22119	Hamburg	Hermannstal	62	Wohnung	Wohnung	EG.	links	74.91
1558	QUEEN MARY II	02	22119	Hamburg	Hermannstal	62	Wohnung	Wohnung	EG.	rechts	51.95
1559	QUEEN MARY II	03	22119	Hamburg	Hermannstal	62	Wohnung	Wohnung	1. OG.	links	74.71
2531	QUEEN MARY II	04	22119	Hamburg	Hermannstal	62	Wohnung	Wohnung	1. OG.	rechts	51.75
2543	QUEEN MARY II	05	22119	Hamburg	Hermannstal	62	Wohnung	Wohnung	2. OG.	links	74.71
2555	QUEEN MARY II	06	22119	Hamburg	Hermannstal	62	Wohnung	Wohnung	2. OG.	rechts	51.75
2561	QUEEN MARY II	07	22119	Hamburg	Hermannstal	62	Wohnung	Wohnung	3. OG.	links	74.71
2593	QUEEN MARY II	08	22119	Hamburg	Hermannstal	62	Wohnung	Wohnung	3. OG.	rechts	51.75
3714	QUEEN MARY II	09	22119	Hamburg	Hermannstal	64	Wohnung	Wohnung	EG.	links	52.49
4107	QUEEN MARY II	10	22119	Hamburg	Hermannstal	64	Wohnung	Wohnung	EG.	rechts	74.59
5704	QUEEN MARY II	11	22119	Hamburg	Hermannstal	64	Wohnung	Wohnung	1. OG.	links	52.29
5705	QUEEN MARY II	12	22119	Hamburg	Hermannstal	64	Wohnung	Wohnung	1. OG.	rechts	74.39
5706	QUEEN MARY II	13	22119	Hamburg	Hermannstal	64	Wohnung	Wohnung	2. OG.	links	52.29
5709	QUEEN MARY II	14	22119	Hamburg	Hermannstal	64	Wohnung	Wohnung	2. OG.	rechts	74.39
5711	QUEEN MARY II	15	22119	Hamburg	Hermannstal	64	Wohnung	Wohnung	3. OG.	links	52.29
5991	QUEEN MARY II	16	22119	Hamburg	Hermannstal	64	Wohnung	Wohnung	3. OG.	rechts	74.39
7621	QUEEN MARY II	17	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	EG.	links außen	39.89
6942	QUEEN MARY II	18	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	EG.	links außen	38.24
7622	QUEEN MARY II	19	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	EG.	links innen	39.82
6920	QUEEN MARY II	20	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	EG.	rechts inne	38.24
7779	QUEEN MARY II	21	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	EG.	links hinten	39.89
7778	QUEEN MARY II	22	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	ZG	rechts	82.60
7956	QUEEN MARY II	23	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	1. OG.	links außen	79.72
7780	QUEEN MARY II	24	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	1. OG.	links	36.40
7957	QUEEN MARY II	25	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	1. OG.	rechts	79.72
7781	QUEEN MARY II	26	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	1. ZG	rechts	82.40
7958	QUEEN MARY II	27	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	2. OG.	links außen	79.72
7960	QUEEN MARY II	28	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	2. OG.	links	36.40
7959	QUEEN MARY II	29	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	2. OG.	rechts	79.72
7961	QUEEN MARY II	30	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	2. ZG	rechts	82.40
7965	QUEEN MARY II	31	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	3. OG.	links außen	79.72
7964	QUEEN MARY II	32	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	3. OG.	links	36.40
7963	QUEEN MARY II	33	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	3. OG.	rechts	79.72
7962	QUEEN MARY II	34	22119	Hamburg	Hermannstal	66	Wohnung	Wohnung	3. ZG	rechts	82.40
8121	QUEEN MARY II	17	22111	Hamburg	Rhiemsweg	57 c	Wohnung	Wohnung	EG.	links	54.58
8122	QUEEN MARY II	18	22111	Hamburg	Rhiemsweg	57 c	Wohnung	Wohnung	EG.	rechts	66.97
8123	QUEEN MARY II	19	22111	Hamburg	Rhiemsweg	57 c	Wohnung	Wohnung	1. OG.	links	54.58
8124	QUEEN MARY II	20	22111	Hamburg	Rhiemsweg	57 c	Wohnung	Wohnung	1. OG.	rechts	67.01
8125	QUEEN MARY II	21	22111	Hamburg	Rhiemsweg	57 c	Wohnung	Wohnung	2. OG.	links	54.58
8126	QUEEN MARY II	22	22111	Hamburg	Rhiemsweg	57 c	Wohnung	Wohnung	2. OG.	rechts	67.01
8127	QUEEN MARY II	23	22111	Hamburg	Rhiemsweg	57 c	Wohnung	Wohnung	3. OG.	links	54.58
8128	QUEEN MARY II	24	22111	Hamburg	Rhiemsweg	57 c	Wohnung	Wohnung	3. OG.	rechts	67.01
8137	QUEEN MARY II	G01	22111	Hamburg	Rhiemsweg	57 c	Garage	Garage
8138	QUEEN MARY II	G02	22111	Hamburg	Rhiemsweg	57 c	Garage	Garage
8139	QUEEN MARY II	G03	22111	Hamburg	Rhiemsweg	57 c	Garage	Garage
8140	QUEEN MARY II	G04	22111	Hamburg	Rhiemsweg	57 c	Garage	Garage
8141	QUEEN MARY II	G05	22111	Hamburg	Rhiemsweg	57 c	Garage	Garage
8142	QUEEN MARY II	G06	22111	Hamburg	Rhiemsweg	57 c	Garage	Garage
8143	QUEEN MARY II	S01	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz
8144	QUEEN MARY II	S02	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz
8145	QUEEN MARY II	S03	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz
8146	QUEEN MARY II	S04	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz
8147	QUEEN MARY II	S05	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz
8148	QUEEN MARY II	S06	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz
8149	QUEEN MARY II	S07	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz
8150	QUEEN MARY II	S08	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz
8440	QUEEN MARY II	S09	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplatz

8461	QUEEN MARY II	S10	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplat				z
8566	QUEEN MARY II	S11	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplat				z
8782	QUEEN MARY II	S12	22111	Hamburg	Rhiemsweg	57 c	Stellplatz	Stellplat				z
8129	QUEEN MARY II	25	22111	Hamburg	Rhiemsweg	57 d	Wohnung	Wohnung	EG.	links	66.81
8130	QUEEN MARY II	26	22111	Hamburg	Rhiemsweg	57 d	Wohnung	Wohnung	EG.	rechts	67.59
8131	QUEEN MARY II	27	22111	Hamburg	Rhiemsweg	57 d	Wohnung	Wohnung	1. OG.	links	66.81
8132	QUEEN MARY II	28	22111	Hamburg	Rhiemsweg	57 d	Wohnung	Wohnung	1. OG.	rechts	67.59
8133	QUEEN MARY II	29	22111	Hamburg	Rhiemsweg	57 d	Wohnung	Wohnung	2. OG.	links	66.81
8134	QUEEN MARY II	30	22111	Hamburg	Rhiemsweg	57 d	Wohnung	Wohnung	2. OG.	rechts	67.59
8135	QUEEN MARY II	31	22111	Hamburg	Rhiemsweg	57 d	Wohnung	Wohnung	3. OG.	links	66.81
8136	QUEEN MARY II	32	22111	Hamburg	Rhiemsweg	57 d	Wohnung	Wohnung	3. OG.	rechts	67.59
7966	QUEEN MARY II	01	22111	Hamburg	Sievekingsallee	151 a	Wohnung	Wohnung	EG.	links	83.72
7967	QUEEN MARY II	02	22111	Hamburg	Sievekingsallee	151 a	Wohnung	Wohnung	EG.	rechts	75.72
7968	QUEEN MARY II	03	22111	Hamburg	Sievekingsallee	151 a	Wohnung	Wohnung	1. OG.	links	83.72
7969	QUEEN MARY II	04	22111	Hamburg	Sievekingsallee	151 a	Wohnung	Wohnung	1. OG.	rechts	75.72
7970	QUEEN MARY II	05	22111	Hamburg	Sievekingsallee	151 a	Wohnung	Wohnung	2. OG.	links	83.72
7971	QUEEN MARY II	06	22111	Hamburg	Sievekingsallee	151 a	Wohnung	Wohnung	2. OG.	rechts	75.72
7973	QUEEN MARY II	07	22111	Hamburg	Sievekingsallee	151 a	Wohnung	Wohnung	3. OG.	links	83.72
7975	QUEEN MARY II	08	22111	Hamburg	Sievekingsallee	151 a	Wohnung	Wohnung	3. OG.	rechts	75.72
7978	QUEEN MARY II	09	22111	Hamburg	Sievekingsallee	151 b	Wohnung	Wohnung	EG.	links	59.35
7980	QUEEN MARY II	10	22111	Hamburg	Sievekingsallee	151 b	Wohnung	Wohnung	EG.	rechts	76.08
7981	QUEEN MARY II	11	22111	Hamburg	Sievekingsallee	151 b	Wohnung	Wohnung	1. OG.	links	59.39
8116	QUEEN MARY II	12	22111	Hamburg	Sievekingsallee	151 b	Wohnung	Wohnung	1. OG.	rechts	76.08
8117	QUEEN MARY II	13	22111	Hamburg	Sievekingsallee	151 b	Wohnung	Wohnung	2. OG.	links	59.35
8118	QUEEN MARY II	14	22111	Hamburg	Sievekingsallee	151 b	Wohnung	Wohnung	2. OG.	rechts	76.08
8119	QUEEN MARY II	15	22111	Hamburg	Sievekingsallee	151 b	Wohnung	Wohnung	3. OG.	links	59.35
8120	QUEEN MARY II	16	22111	Hamburg	Sievekingsallee	151 b	Wohnung	Wohnung	3. OG.	rechts	76.08
12235	RIGOLETTO	1	52064	Aachen	Marienplatz	1	Wohnung	Wohnung	EG.		41.00
12234	RIGOLETTO	2	52064	Aachen	Marienplatz	1	Wohnung	Wohnung			102.00
12236	RIGOLETTO	3	52064	Aachen	Marienplatz	1	Wohnung	Wohnung	2. OG.		103.00
12237	RIGOLETTO	4	52064	Aachen	Marienplatz	1	Wohnung	Wohnung	3. OG.		106.00
12238	RIGOLETTO	5	52064	Aachen	Marienplatz	1	Wohnung	Wohnung	4. OG.		106.00
12248	RIGOLETTO	6	52064	Aachen	Marienplatz	1	Garage	Garage
12250	RIGOLETTO	7	52064	Aachen	Marienplatz	1	Garage	Garage
12252	RIGOLETTO	8	52064	Aachen	Marienplatz	1	Garage	Garage
11874	RIGOLETTO	01	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	EG.	links	50.66
11875	RIGOLETTO	02	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	EG.	rechts	53.09
11876	RIGOLETTO	03	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	ZG	links	52.18
11877	RIGOLETTO	04	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	EG.	rechts	51.85
11878	RIGOLETTO	05	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	1. OG.	links	52.30
11879	RIGOLETTO	06	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	1. OG.	rechts	54.47
11880	RIGOLETTO	07	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	1. OG.	links	52.18
11881	RIGOLETTO	08	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	1. ZG	rechts	51.85
11882	RIGOLETTO	09	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	2. OG.	links	52.30
11883	RIGOLETTO	10	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	2. OG.	rechts	54.47
11884	RIGOLETTO	11	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	2. ZG	links	52.18
11885	RIGOLETTO	12	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	2. ZG	rechts	51.85
11886	RIGOLETTO	13	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	3. OG.	links	52.30
11887	RIGOLETTO	14	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	3. OG.	mitte links	54.47
11888	RIGOLETTO	15	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	3. ZG	links	52.18
11889	RIGOLETTO	16	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	3. ZG	rechts	51.85
11890	RIGOLETTO	17	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	4. OG.	links	52.30
11891	RIGOLETTO	18	22529	Hamburg	Mutzenbecherweg	20	Wohnung	Wohnung	4. OG.	rechts	54.47
11982	RIGOLETTO	A01	22529	Hamburg	Mutzenbecherweg	20	sonstiges	Antenne
11983	RIGOLETTO	A02	22529	Hamburg	Mutzenbecherweg	20	sonstiges	Antenne
11892	RIGOLETTO	01	22529	Hamburg	Mutzenbecherweg	22	Wohnung	Wohnung	EG.	links	62.78
11893	RIGOLETTO	02	22529	Hamburg	Mutzenbecherweg	22	Wohnung	Wohnung	EG.	rechts	62.78
11894	RIGOLETTO	03	22529	Hamburg	Mutzenbecherweg	22	Wohnung	Wohnung	1. OG.	links	62.78
11895	RIGOLETTO	04	22529	Hamburg	Mutzenbecherweg	22	Wohnung	Wohnung	1. OG.	rechts	62.78
11896	RIGOLETTO	05	22529	Hamburg	Mutzenbecherweg	22	Wohnung	Wohnung	2. OG.	links	62.78
11897	RIGOLETTO	06	22529	Hamburg	Mutzenbecherweg	22	Wohnung	Wohnung	2. OG.	rechts	62.78
11898	RIGOLETTO	07	22529	Hamburg	Mutzenbecherweg	22	Wohnung	Wohnung	3. OG.	links	62.78
11899	RIGOLETTO	08	22529	Hamburg	Mutzenbecherweg	22	Wohnung	Wohnung	3. OG.	rechts	62.78
11900	RIGOLETTO	09	22529	Hamburg	Mutzenbecherweg	24	Wohnung	Wohnung	EG.	links	62.78
11901	RIGOLETTO	10	22529	Hamburg	Mutzenbecherweg	24	Wohnung	Wohnung	EG.	rechts	62.78
11902	RIGOLETTO	11	22529	Hamburg	Mutzenbecherweg	24	Wohnung	Wohnung	1. OG.	links	62.78
11903	RIGOLETTO	12	22529	Hamburg	Mutzenbecherweg	24	Wohnung	Wohnung	1. OG.	rechts	62.78
11904	RIGOLETTO	13	22529	Hamburg	Mutzenbecherweg	24	Wohnung	Wohnung	2. OG.	links	62.78
11905	RIGOLETTO	14	22529	Hamburg	Mutzenbecherweg	24	Wohnung	Wohnung	2. OG.	rechts	62.78
11906	RIGOLETTO	15	22529	Hamburg	Mutzenbecherweg	24	Wohnung	Wohnung	3. OG.	links	62.78
11907	RIGOLETTO	16	22529	Hamburg	Mutzenbecherweg	24	Wohnung	Wohnung	3. OG.	rechts	62.78
11908	RIGOLETTO	17	22529	Hamburg	Mutzenbecherweg	26	Wohnung	Wohnung	EG.	links	68.70
11909	RIGOLETTO	18	22529	Hamburg	Mutzenbecherweg	26	Wohnung	Wohnung	EG.	rechts	62.72
11910	RIGOLETTO	19	22529	Hamburg	Mutzenbecherweg	26	Wohnung	Wohnung	1. OG.	links	68.70
11911	RIGOLETTO	20	22529	Hamburg	Mutzenbecherweg	26	Wohnung	Wohnung	1. OG.	rechts	62.72
11912	RIGOLETTO	21	22529	Hamburg	Mutzenbecherweg	26	Wohnung	Wohnung	2. OG.	links	68.70
11913	RIGOLETTO	22	22529	Hamburg	Mutzenbecherweg	26	Wohnung	Wohnung	2. OG.	rechts	62.72
11914	RIGOLETTO	23	22529	Hamburg	Mutzenbecherweg	26	Wohnung	Wohnung	3. OG.	links	68.70
11915	RIGOLETTO	24	22529	Hamburg	Mutzenbecherweg	26	Wohnung	Wohnung	3. OG.	rechts	62.72
11916	RIGOLETTO	01	22529	Hamburg	Mutzenbecherweg	28	Wohnung	Wohnung	EG.	links	51.92
11917	RIGOLETTO	02	22529	Hamburg	Mutzenbecherweg	28	Wohnung	Wohnung	EG.	rechts	53.37
11918	RIGOLETTO	03	22529	Hamburg	Mutzenbecherweg	28	Wohnung	Wohnung	1. OG.	links	52.17
11919	RIGOLETTO	04	22529	Hamburg	Mutzenbecherweg	28	Wohnung	Wohnung	1. OG.	rechts	53.37
11920	RIGOLETTO	05	22529	Hamburg	Mutzenbecherweg	28	Wohnung	Wohnung	2. OG.	links	52.17
11921	RIGOLETTO	06	22529	Hamburg	Mutzenbecherweg	28	Wohnung	Wohnung	2. OG.	rechts	53.69
11922	RIGOLETTO	07	22529	Hamburg	Mutzenbecherweg	28	Wohnung	Wohnung	3. OG.	links	52.17
11923	RIGOLETTO	08	22529	Hamburg	Mutzenbecherweg	28	Wohnung	Wohnung	3. OG.	rechts	53.69
11924	RIGOLETTO	09	22529	Hamburg	Mutzenbecherweg	30	Wohnung	Wohnung	EG.	links	52.92
11925	RIGOLETTO	10	22529	Hamburg	Mutzenbecherweg	30	Wohnung	Wohnung	EG.	rechts	52.92
11926	RIGOLETTO	11	22529	Hamburg	Mutzenbecherweg	30	Wohnung	Wohnung	1. OG.	links	52.17
11927	RIGOLETTO	12	22529	Hamburg	Mutzenbecherweg	30	Wohnung	Wohnung	1. OG.	rechts	52.17
11928	RIGOLETTO	13	22529	Hamburg	Mutzenbecherweg	30	Wohnung	Wohnung	2. OG.	links	52.17
11929	RIGOLETTO	14	22529	Hamburg	Mutzenbecherweg	30	Wohnung	Wohnung	2. OG.	rechts	52.17
11930	RIGOLETTO	15	22529	Hamburg	Mutzenbecherweg	30	Wohnung	Wohnung	3. OG.	links	52.17
11931	RIGOLETTO	16	22529	Hamburg	Mutzenbecherweg	30	Wohnung	Wohnung	3. OG.	rechts	52.17
11932	RIGOLETTO	17	22529	Hamburg	Mutzenbecherweg	32	Wohnung	Wohnung	EG.	links	51.92
11933	RIGOLETTO	18	22529	Hamburg	Mutzenbecherweg	32	Wohnung	Wohnung	EG.	rechts	51.92
11934	RIGOLETTO	19	22529	Hamburg	Mutzenbecherweg	32	Wohnung	Wohnung	1. OG.	links	52.17
11935	RIGOLETTO	20	22529	Hamburg	Mutzenbecherweg	32	Wohnung	Wohnung	1. OG.	rechts	52.17
11936	RIGOLETTO	21	22529	Hamburg	Mutzenbecherweg	32	Wohnung	Wohnung	2. OG.	links	52.17
11937	RIGOLETTO	22	22529	Hamburg	Mutzenbecherweg	32	Wohnung	Wohnung	2. OG.	rechts	52.17
11938	RIGOLETTO	23	22529	Hamburg	Mutzenbecherweg	32	Wohnung	Wohnung	3. OG.	links	52.17
11939	RIGOLETTO	24	22529	Hamburg	Mutzenbecherweg	32	Wohnung	Wohnung	3. OG.	rechts	52.17
11940	RIGOLETTO	01	22529	Hamburg	Mutzenbecherweg	34	Wohnung	Wohnung	EG.	links	51.92
11941	RIGOLETTO	02	22529	Hamburg	Mutzenbecherweg	34	Wohnung	Wohnung	EG.	rechts	53.37
11942	RIGOLETTO	03	22529	Hamburg	Mutzenbecherweg	34	Wohnung	Wohnung	1. OG.	links	52.17
11943	RIGOLETTO	04	22529	Hamburg	Mutzenbecherweg	34	Wohnung	Wohnung	1. OG.	rechts	53.37
11944	RIGOLETTO	05	22529	Hamburg	Mutzenbecherweg	34	Wohnung	Wohnung	2. OG.	links	52.17
11945	RIGOLETTO	06	22529	Hamburg	Mutzenbecherweg	34	Wohnung	Wohnung	2. OG.	rechts	53.69
11946	RIGOLETTO	07	22529	Hamburg	Mutzenbecherweg	34	Wohnung	Wohnung	3. OG.	links	52.17
11947	RIGOLETTO	08	22529	Hamburg	Mutzenbecherweg	34	Wohnung	Wohnung	3. OG.	rechts	53.69
11948	RIGOLETTO	09	22529	Hamburg	Mutzenbecherweg	36	Wohnung	Wohnung	EG.	links	51.92
11949	RIGOLETTO	10	22529	Hamburg	Mutzenbecherweg	36	Wohnung	Wohnung	EG.	rechts	51.92
11950	RIGOLETTO	11	22529	Hamburg	Mutzenbecherweg	36	Wohnung	Wohnung	1. OG.	links	52.17
11951	RIGOLETTO	12	22529	Hamburg	Mutzenbecherweg	36	Wohnung	Wohnung	1. OG.	rechts	52.17
11952	RIGOLETTO	13	22529	Hamburg	Mutzenbecherweg	36	Wohnung	Wohnung	2. OG.	links	52.17
11953	RIGOLETTO	14	22529	Hamburg	Mutzenbecherweg	36	Wohnung	Wohnung	2. OG.	rechts	52.17
11954	RIGOLETTO	15	22529	Hamburg	Mutzenbecherweg	36	Wohnung	Wohnung	3. OG.	links	52.17
11955	RIGOLETTO	16	22529	Hamburg	Mutzenbecherweg	36	Wohnung	Wohnung	3. OG.	rechts	52.17
11956	RIGOLETTO	17	22529	Hamburg	Mutzenbecherweg	38	Wohnung	Wohnung	EG.	links	51.92
11957	RIGOLETTO	18	22529	Hamburg	Mutzenbecherweg	38	Wohnung	Wohnung	EG.	rechts	51.92
11958	RIGOLETTO	19	22529	Hamburg	Mutzenbecherweg	38	Wohnung	Wohnung	1. OG.	links	52.17
11959	RIGOLETTO	20	22529	Hamburg	Mutzenbecherweg	38	Wohnung	Wohnung	1. OG.	rechts	52.17
11960	RIGOLETTO	21	22529	Hamburg	Mutzenbecherweg	38	Wohnung	Wohnung	2. OG.	links	52.17
11961	RIGOLETTO	22	22529	Hamburg	Mutzenbecherweg	38	Wohnung	Wohnung	2. OG.	rechts	52.17
11962	RIGOLETTO	23	22529	Hamburg	Mutzenbecherweg	38	Wohnung	Wohnung	3. OG.	links	52.17
11963	RIGOLETTO	24	22529	Hamburg	Mutzenbecherweg	38	Wohnung	Wohnung	3. OG.	rechts	52.17
11964	RIGOLETTO	01	22529	Hamburg	Mutzenbecherweg	40	Wohnung	Wohnung	EG.	links	52.17

11965	RIGOLETTO	02	22529	Hamburg	Mutzenbecherweg	40	Wohnung	Wohnung	EG.	rechts	53.37
11966	RIGOLETTO	03	22529	Hamburg	Mutzenbecherweg	40	Wohnung	Wohnung	1. OG.	links	52.17
11967	RIGOLETTO	04	22529	Hamburg	Mutzenbecherweg	40	Wohnung	Wohnung	1. OG.	rechts	52.17
11968	RIGOLETTO	05	22529	Hamburg	Mutzenbecherweg	40	Wohnung	Wohnung	2. OG.	links	52.17
11969	RIGOLETTO	06	22529	Hamburg	Mutzenbecherweg	40	Wohnung	Wohnung	2. OG.	rechts	53.69
11970	RIGOLETTO	07	22529	Hamburg	Mutzenbecherweg	42	Wohnung	Wohnung	EG.	links	52.17
11971	RIGOLETTO	08	22529	Hamburg	Mutzenbecherweg	42	Wohnung	Wohnung	EG.	rechts	52.17
11972	RIGOLETTO	09	22529	Hamburg	Mutzenbecherweg	42	Wohnung	Wohnung	1. OG.	links	52.17
11973	RIGOLETTO	10	22529	Hamburg	Mutzenbecherweg	42	Wohnung	Wohnung	1. OG.	rechts	52.17
11974	RIGOLETTO	11	22529	Hamburg	Mutzenbecherweg	42	Wohnung	Wohnung	2. OG.	links	52.17
11975	RIGOLETTO	12	22529	Hamburg	Mutzenbecherweg	42	Wohnung	Wohnung	2. OG.	rechts	52.17
11976	RIGOLETTO	13	22529	Hamburg	Mutzenbecherweg	44	Wohnung	Wohnung	EG.	links	52.17
11977	RIGOLETTO	14	22529	Hamburg	Mutzenbecherweg	44	Wohnung	Wohnung	EG.	rechts	52.17
11978	RIGOLETTO	15	22529	Hamburg	Mutzenbecherweg	44	Wohnung	Wohnung	1. OG.	links	52.17
11979	RIGOLETTO	16	22529	Hamburg	Mutzenbecherweg	44	Wohnung	Wohnung	1. OG.	rechts	52.17
11980	RIGOLETTO	17	22529	Hamburg	Mutzenbecherweg	44	Wohnung	Wohnung	2. OG.	links	52.17
11981	RIGOLETTO	18	22529	Hamburg	Mutzenbecherweg	44	Wohnung	Wohnung	2. OG.	rechts	52.17
12026	RIGOLETTO	G01	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12027	RIGOLETTO	G02	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12028	RIGOLETTO	G03	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12029	RIGOLETTO	G04	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12030	RIGOLETTO	G05	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12031	RIGOLETTO	G06	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12032	RIGOLETTO	G07	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12033	RIGOLETTO	G08	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12034	RIGOLETTO	G09	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12035	RIGOLETTO	G10	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12036	RIGOLETTO	G11	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12037	RIGOLETTO	G12	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12038	RIGOLETTO	G13	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12039	RIGOLETTO	G14	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12040	RIGOLETTO	G15	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12041	RIGOLETTO	G16	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12042	RIGOLETTO	G17	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12043	RIGOLETTO	G18	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12044	RIGOLETTO	G19	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12045	RIGOLETTO	G20	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12046	RIGOLETTO	G21	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12047	RIGOLETTO	G22	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12048	RIGOLETTO	G23	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
12049	RIGOLETTO	G24	22529	Hamburg	Mutzenbecherweg	20-44	Garage	Garage
11984	RIGOLETTO	S01	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11985	RIGOLETTO	S02	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11986	RIGOLETTO	S03	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11987	RIGOLETTO	S04	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11988	RIGOLETTO	S05	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11989	RIGOLETTO	S06	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11990	RIGOLETTO	S07	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11991	RIGOLETTO	S08	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11992	RIGOLETTO	S09	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11993	RIGOLETTO	S10	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11994	RIGOLETTO	S11	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11995	RIGOLETTO	S12	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11996	RIGOLETTO	S13	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11997	RIGOLETTO	S14	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11998	RIGOLETTO	S15	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
11999	RIGOLETTO	S16	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12000	RIGOLETTO	S17	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12001	RIGOLETTO	S18	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12002	RIGOLETTO	S19	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12003	RIGOLETTO	S20	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12004	RIGOLETTO	S21	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12005	RIGOLETTO	S22	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12006	RIGOLETTO	S23	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12007	RIGOLETTO	S24	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12008	RIGOLETTO	S25	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12009	RIGOLETTO	S26	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12010	RIGOLETTO	S27	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12011	RIGOLETTO	S28	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12012	RIGOLETTO	S29	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12013	RIGOLETTO	S30	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12014	RIGOLETTO	S31	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12015	RIGOLETTO	S32	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12016	RIGOLETTO	S33	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12017	RIGOLETTO	S34	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12018	RIGOLETTO	S35	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12019	RIGOLETTO	S36	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12020	RIGOLETTO	S37	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12021	RIGOLETTO	S38	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12022	RIGOLETTO	S39	22529	Hamburg	Mutzenbecherweg	20-44	Stellplatz	Stellplatz
12874	RIGOLETTO	01	31275	Lehrte	Südring	13	Wohnung	Wohnung	EG.	links	80.00
12902	RIGOLETTO	02	31275	Lehrte	Südring	13	Wohnung	Wohnung	EG.	mitte	77.00
12903	RIGOLETTO	03	31275	Lehrte	Südring	13	Wohnung	Wohnung	EG.	rechts	90.00
12905	RIGOLETTO	04	31275	Lehrte	Südring	13	Wohnung	Wohnung	1. OG.	links	87.00
12906	RIGOLETTO	05	31275	Lehrte	Südring	13	Wohnung	Wohnung	1. OG.	mitte	77.00
12907	RIGOLETTO	06	31275	Lehrte	Südring	13	Wohnung	Wohnung	1. OG.	rechts	90.00
12908	RIGOLETTO	07	31275	Lehrte	Südring	13	Wohnung	Wohnung	2. OG.	links	87.00
12909	RIGOLETTO	08	31275	Lehrte	Südring	13	Wohnung	Wohnung	2. OG.	mitte	77.00
12910	RIGOLETTO	09	31275	Lehrte	Südring	13	Wohnung	Wohnung	2. OG.	rechts	90.00
12911	RIGOLETTO	10	31275	Lehrte	Südring	13	Wohnung	Wohnung	3. OG.	links	87.00
12912	RIGOLETTO	11	31275	Lehrte	Südring	13	Wohnung	Wohnung	3. OG.	mitte	77.00
12913	RIGOLETTO	12	31275	Lehrte	Südring	13	Wohnung	Wohnung	3. OG.	rechts	90.00
12914	RIGOLETTO	13	31275	Lehrte	Südring	13	Wohnung	Wohnung	4. OG.	links	87.00
12915	RIGOLETTO	14	31275	Lehrte	Südring	13	Wohnung	Wohnung	4. OG.	mitte	77.00
12916	RIGOLETTO	15	31275	Lehrte	Südring	13	Wohnung	Wohnung	4. OG.	rechts	90.00
12917	RIGOLETTO	16	31275	Lehrte	Südring	13	Wohnung	Wohnung	5. OG.	links	87.00
12918	RIGOLETTO	17	31275	Lehrte	Südring	13	Wohnung	Wohnung	5. OG.	mitte	77.00
12919	RIGOLETTO	18	31275	Lehrte	Südring	13	Wohnung	Wohnung	5. OG.	rechts	87.00
12920	RIGOLETTO	19	31275	Lehrte	Südring	13	Wohnung	Wohnung	6. OG.	links	86.00
12921	RIGOLETTO	20	31275	Lehrte	Südring	13	Wohnung	Wohnung	6. OG.	rechts	123.00
13008	RIGOLETTO	21	31275	Lehrte	Südring	15	Wohnung	Wohnung	EG.	links	90.00
13033	RIGOLETTO	22	31275	Lehrte	Südring	15	Wohnung	Wohnung	EG.	mitte	77.00
13034	RIGOLETTO	23	31275	Lehrte	Südring	15	Wohnung	Wohnung	EG.	rechts	80.00
13036	RIGOLETTO	24	31275	Lehrte	Südring	15	Wohnung	Wohnung	1. OG.	links	90.00
13037	RIGOLETTO	25	31275	Lehrte	Südring	15	Wohnung	Wohnung	1. OG.	mitte	77.00
13038	RIGOLETTO	26	31275	Lehrte	Südring	15	Wohnung	Wohnung	1. OG.	rechts	87.00
13040	RIGOLETTO	27	31275	Lehrte	Südring	15	Wohnung	Wohnung	2. OG.	links	90.00
13041	RIGOLETTO	28	31275	Lehrte	Südring	15	Wohnung	Wohnung	2. OG.	mitte	77.00
13042	RIGOLETTO	29	31275	Lehrte	Südring	15	Wohnung	Wohnung	2. OG.	rechts	87.00
13043	RIGOLETTO	30	31275	Lehrte	Südring	15	Wohnung	Wohnung	3. OG.	links	90.00
13044	RIGOLETTO	31	31275	Lehrte	Südring	15	Wohnung	Wohnung	3. OG.	mitte	77.00
13045	RIGOLETTO	32	31275	Lehrte	Südring	15	Wohnung	Wohnung	3. OG.	rechts	88.00
13046	RIGOLETTO	33	31275	Lehrte	Südring	15	Wohnung	Wohnung	4. OG.	links	90.00
13047	RIGOLETTO	34	31275	Lehrte	Südring	15	Wohnung	Wohnung	4. OG.	mitte	77.00
13048	RIGOLETTO	35	31275	Lehrte	Südring	15	Wohnung	Wohnung	4. OG.	rechts	87.00
13049	RIGOLETTO	36	31275	Lehrte	Südring	15	Wohnung	Wohnung	5. OG.	links	90.00
13050	RIGOLETTO	37	31275	Lehrte	Südring	15	Wohnung	Wohnung	5. OG.	mitte	77.00
13051	RIGOLETTO	38	31275	Lehrte	Südring	15	Wohnung	Wohnung	5. OG.	rechts	90.00
13052	RIGOLETTO	39	31275	Lehrte	Südring	15	Wohnung	Wohnung	6. OG.	links	123.00
13053	RIGOLETTO	40	31275	Lehrte	Südring	15	Wohnung	Wohnung	6. OG.	rechts	86.00
13055	RIGOLETTO	41	31275	Lehrte	Südring	17	Wohnung	Wohnung	EG.	links	86.00
13058	RIGOLETTO	42	31275	Lehrte	Südring	17	Wohnung	Wohnung	EG.	mitte	81.00
13064	RIGOLETTO	43	31275	Lehrte	Südring	17	Wohnung	Wohnung	EG.	rechts	85.00
13067	RIGOLETTO	44	31275	Lehrte	Südring	17	Wohnung	Wohnung	1. OG.	links	95.00
13068	RIGOLETTO	45	31275	Lehrte	Südring	17	Wohnung	Wohnung	1. OG.	mitte	81.00
13069	RIGOLETTO	46	31275	Lehrte	Südring	17	Wohnung	Wohnung	1. OG.	rechts	85.00
13070	RIGOLETTO	47	31275	Lehrte	Südring	17	Wohnung	Wohnung	2. OG.	links	92.00
13072	RIGOLETTO	48	31275	Lehrte	Südring	17	Wohnung	Wohnung	2. OG.	mitte	81.00

13074	RIGOLETTO	49	31275	Lehrte	Südring	17	Wohnung	Wohnung	2. OG.	rechts	85.00
13076	RIGOLETTO	50	31275	Lehrte	Südring	17	Wohnung	Wohnung	3. OG.	links	49.00
13078	RIGOLETTO	51	31275	Lehrte	Südring	17	Wohnung	Wohnung	3. OG.	mitte	85.00
13079	RIGOLETTO	52	31275	Lehrte	Südring	17	Wohnung	Wohnung	3. OG.	rechts	85.00
13133	RIGOLETTO	G100	31275	Lehrte	Südring	13-17	Garage	Garage
13134	RIGOLETTO	G101	31275	Lehrte	Südring	13-17	Garage	Garage
13135	RIGOLETTO	G102	31275	Lehrte	Südring	13-17	Garage	Garage
13136	RIGOLETTO	G103	31275	Lehrte	Südring	13-17	Garage	Garage
13137	RIGOLETTO	G104	31275	Lehrte	Südring	13-17	Garage	Garage
13138	RIGOLETTO	G105	31275	Lehrte	Südring	13-17	Garage	Garage
13139	RIGOLETTO	G106	31275	Lehrte	Südring	13-17	Garage	Garage
13140	RIGOLETTO	G107	31275	Lehrte	Südring	13-17	Garage	Garage
13141	RIGOLETTO	G108	31275	Lehrte	Südring	13-17	Garage	Garage
13142	RIGOLETTO	G109	31275	Lehrte	Südring	13-17	Garage	Garage
13143	RIGOLETTO	G110	31275	Lehrte	Südring	13-17	Garage	Garage
13144	RIGOLETTO	G111	31275	Lehrte	Südring	13-17	Garage	Garage
13145	RIGOLETTO	G112	31275	Lehrte	Südring	13-17	Garage	Garage
13086	RIGOLETTO	G53	31275	Lehrte	Südring	13-17	Garage	Garage
13087	RIGOLETTO	G54	31275	Lehrte	Südring	13-17	Garage	Garage
13088	RIGOLETTO	G55	31275	Lehrte	Südring	13-17	Garage	Garage
13089	RIGOLETTO	G56	31275	Lehrte	Südring	13-17	Garage	Garage
13090	RIGOLETTO	G57	31275	Lehrte	Südring	13-17	Garage	Garage
13091	RIGOLETTO	G58	31275	Lehrte	Südring	13-17	Garage	Garage
13092	RIGOLETTO	G59	31275	Lehrte	Südring	13-17	Garage	Garage
13093	RIGOLETTO	G60	31275	Lehrte	Südring	13-17	Garage	Garage
13094	RIGOLETTO	G61	31275	Lehrte	Südring	13-17	Garage	Garage
13095	RIGOLETTO	G62	31275	Lehrte	Südring	13-17	Garage	Garage
13096	RIGOLETTO	G63	31275	Lehrte	Südring	13-17	Garage	Garage
13097	RIGOLETTO	G64	31275	Lehrte	Südring	13-17	Garage	Garage
13098	RIGOLETTO	G65	31275	Lehrte	Südring	13-17	Garage	Garage
13099	RIGOLETTO	G66	31275	Lehrte	Südring	13-17	Garage	Garage
13100	RIGOLETTO	G67	31275	Lehrte	Südring	13-17	Garage	Garage
13101	RIGOLETTO	G68	31275	Lehrte	Südring	13-17	Garage	Garage
13102	RIGOLETTO	G69	31275	Lehrte	Südring	13-17	Garage	Garage
13103	RIGOLETTO	G70	31275	Lehrte	Südring	13-17	Garage	Garage
13104	RIGOLETTO	G71	31275	Lehrte	Südring	13-17	Garage	Garage
13105	RIGOLETTO	G72	31275	Lehrte	Südring	13-17	Garage	Garage
13106	RIGOLETTO	G73	31275	Lehrte	Südring	13-17	Garage	Garage
13107	RIGOLETTO	G74	31275	Lehrte	Südring	13-17	Garage	Garage
13108	RIGOLETTO	G75	31275	Lehrte	Südring	13-17	Garage	Garage
13109	RIGOLETTO	G76	31275	Lehrte	Südring	13-17	Garage	Garage
13110	RIGOLETTO	G77	31275	Lehrte	Südring	13-17	Garage	Garage
13111	RIGOLETTO	G78	31275	Lehrte	Südring	13-17	Garage	Garage
13112	RIGOLETTO	G79	31275	Lehrte	Südring	13-17	Garage	Garage
13113	RIGOLETTO	G80	31275	Lehrte	Südring	13-17	Garage	Garage
13114	RIGOLETTO	G81	31275	Lehrte	Südring	13-17	Garage	Garage
13115	RIGOLETTO	G82	31275	Lehrte	Südring	13-17	Garage	Garage
13116	RIGOLETTO	G83	31275	Lehrte	Südring	13-17	Garage	Garage
13117	RIGOLETTO	G84	31275	Lehrte	Südring	13-17	Garage	Garage
13118	RIGOLETTO	G85	31275	Lehrte	Südring	13-17	Garage	Garage
13119	RIGOLETTO	G86	31275	Lehrte	Südring	13-17	Garage	Garage
13120	RIGOLETTO	G87	31275	Lehrte	Südring	13-17	Garage	Garage
13121	RIGOLETTO	G88	31275	Lehrte	Südring	13-17	Garage	Garage
13122	RIGOLETTO	G89	31275	Lehrte	Südring	13-17	Garage	Garage
13123	RIGOLETTO	G90	31275	Lehrte	Südring	13-17	Garage	Garage
13124	RIGOLETTO	G91	31275	Lehrte	Südring	13-17	Garage	Garage
13125	RIGOLETTO	G92	31275	Lehrte	Südring	13-17	Garage	Garage
13126	RIGOLETTO	G93	31275	Lehrte	Südring	13-17	Garage	Garage
13127	RIGOLETTO	G94	31275	Lehrte	Südring	13-17	Garage	Garage
13128	RIGOLETTO	G95	31275	Lehrte	Südring	13-17	Garage	Garage
13129	RIGOLETTO	G96	31275	Lehrte	Südring	13-17	Garage	Garage
13130	RIGOLETTO	G97	31275	Lehrte	Südring	13-17	Garage	Garage
13131	RIGOLETTO	G98	31275	Lehrte	Südring	13-17	Garage	Garage
13132	RIGOLETTO	G99	31275	Lehrte	Südring	13-17	Garage	Garage
13146	RIGOLETTO	S113	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13147	RIGOLETTO	S114	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13148	RIGOLETTO	S115	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13149	RIGOLETTO	S116	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13150	RIGOLETTO	S117	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13151	RIGOLETTO	S118	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13152	RIGOLETTO	S119	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13153	RIGOLETTO	S120	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13154	RIGOLETTO	S121	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13155	RIGOLETTO	S122	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13156	RIGOLETTO	S123	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13157	RIGOLETTO	S124	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13159	RIGOLETTO	S125	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13160	RIGOLETTO	S126	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13161	RIGOLETTO	S127	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13162	RIGOLETTO	S128	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13163	RIGOLETTO	S129	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13164	RIGOLETTO	S130	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13165	RIGOLETTO	S131	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13166	RIGOLETTO	S132	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13167	RIGOLETTO	S133	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13168	RIGOLETTO	S134	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13169	RIGOLETTO	S135	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13170	RIGOLETTO	S136	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13171	RIGOLETTO	S137	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13172	RIGOLETTO	S138	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13173	RIGOLETTO	S139	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13174	RIGOLETTO	S140	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13175	RIGOLETTO	S141	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
13176	RIGOLETTO	S142	31275	Lehrte	Südring	13-17	Stellplatz	Stellplatz
14717	RIGOLETTO	01	64546	Mörfelden-Walldorf	Niddastr.	14	Wohnung	Wohnung	EG.	links	70.53
14718	RIGOLETTO	02	64546	Mörfelden-Walldorf	Niddastr.	14	Wohnung	Wohnung	EG.	rechts	70.53
14719	RIGOLETTO	03	64546	Mörfelden-Walldorf	Niddastr.	14	Wohnung	Wohnung	1. OG.	links	70.53
14720	RIGOLETTO	04	64546	Mörfelden-Walldorf	Niddastr.	14	Wohnung	Wohnung	1. OG.	rechts	70.53
14721	RIGOLETTO	05	64546	Mörfelden-Walldorf	Niddastr.	14	Wohnung	Wohnung	2. OG.	links	70.53
14722	RIGOLETTO	06	64546	Mörfelden-Walldorf	Niddastr.	14	Wohnung	Wohnung	2. OG.	rechts	70.53
14723	RIGOLETTO	07	64546	Mörfelden-Walldorf	Niddastr.	14	Wohnung	Wohnung	3. OG.	links	70.53
14724	RIGOLETTO	08	64546	Mörfelden-Walldorf	Niddastr.	14	Wohnung	Wohnung	3. OG.	rechts	70.53
14725	RIGOLETTO	09	64546	Mörfelden-Walldorf	Niddastr.	16	Wohnung	Wohnung	EG.	links	70.53
14726	RIGOLETTO	10	64546	Mörfelden-Walldorf	Niddastr.	16	Wohnung	Wohnung	EG.	rechts	70.53
14727	RIGOLETTO	11	64546	Mörfelden-Walldorf	Niddastr.	16	Wohnung	Wohnung	1. OG.	links	70.53
14728	RIGOLETTO	12	64546	Mörfelden-Walldorf	Niddastr.	16	Wohnung	Wohnung	1. OG.	rechts	70.53
14729	RIGOLETTO	13	64546	Mörfelden-Walldorf	Niddastr.	16	Wohnung	Wohnung	2. OG.	links	70.53
14730	RIGOLETTO	14	64546	Mörfelden-Walldorf	Niddastr.	16	Wohnung	Wohnung	2. OG.	rechts	70.53
14731	RIGOLETTO	15	64546	Mörfelden-Walldorf	Niddastr.	16	Wohnung	Wohnung	3. OG.	links	70.53
14732	RIGOLETTO	16	64546	Mörfelden-Walldorf	Niddastr.	16	Wohnung	Wohnung	3. OG.	rechts	70.53
14733	RIGOLETTO	17	64546	Mörfelden-Walldorf	Niddastr.	18	Wohnung	Wohnung	EG.	links	61.79
14734	RIGOLETTO	18	64546	Mörfelden-Walldorf	Niddastr.	18	Wohnung	Wohnung	EG.	rechts	61.84
14735	RIGOLETTO	19	64546	Mörfelden-Walldorf	Niddastr.	18	Wohnung	Wohnung	1. OG.	links	61.79
14736	RIGOLETTO	20	64546	Mörfelden-Walldorf	Niddastr.	18	Wohnung	Wohnung	1. OG.	rechts	61.84
14737	RIGOLETTO	21	64546	Mörfelden-Walldorf	Niddastr.	18	Wohnung	Wohnung	2. OG.	links	61.79
14738	RIGOLETTO	22	64546	Mörfelden-Walldorf	Niddastr.	18	Wohnung	Wohnung	2. OG.	rechts	61.84
14739	RIGOLETTO	23	64546	Mörfelden-Walldorf	Niddastr.	18	Wohnung	Wohnung	3. OG.	links	61.79
14740	RIGOLETTO	24	64546	Mörfelden-Walldorf	Niddastr.	18	Wohnung	Wohnung	3. OG.	rechts	61.84
14765	RIGOLETTO	25	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14766	RIGOLETTO	26	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14767	RIGOLETTO	27	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14768	RIGOLETTO	28	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14769	RIGOLETTO	29	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14770	RIGOLETTO	30	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14771	RIGOLETTO	31	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14772	RIGOLETTO	32	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14773	RIGOLETTO	33	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14774	RIGOLETTO	34	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage

14775	RIGOLETTO	35	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14776	RIGOLETTO	36	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14777	RIGOLETTO	37	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14778	RIGOLETTO	38	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14779	RIGOLETTO	39	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14780	RIGOLETTO	40	64546	Mörfelden-Walldorf	Niddastr.	22	Garage	Garage
14741	RIGOLETTO	01	64546	Mörfelden-Walldorf	Niddastr.	24	Wohnung	Wohnung	EG.	links	52.82
14742	RIGOLETTO	02	64546	Mörfelden-Walldorf	Niddastr.	24	Wohnung	Wohnung	EG.	rechts	66.53
14743	RIGOLETTO	03	64546	Mörfelden-Walldorf	Niddastr.	24	Wohnung	Wohnung	1. OG.	links	52.82
14744	RIGOLETTO	04	64546	Mörfelden-Walldorf	Niddastr.	24	Wohnung	Wohnung	1. OG.	rechts	66.53
14745	RIGOLETTO	05	64546	Mörfelden-Walldorf	Niddastr.	24	Wohnung	Wohnung	2. OG.	links	52.82
14746	RIGOLETTO	06	64546	Mörfelden-Walldorf	Niddastr.	24	Wohnung	Wohnung	2. OG.	rechts	66.53
14747	RIGOLETTO	07	64546	Mörfelden-Walldorf	Niddastr.	24	Wohnung	Wohnung	3. OG.	links	52.82
14748	RIGOLETTO	08	64546	Mörfelden-Walldorf	Niddastr.	24	Wohnung	Wohnung	3. OG.	rechts	66.53
14749	RIGOLETTO	09	64546	Mörfelden-Walldorf	Niddastr.	24a	Wohnung	Wohnung	EG.	links	66.53
14750	RIGOLETTO	10	64546	Mörfelden-Walldorf	Niddastr.	24a	Wohnung	Wohnung	EG.	rechts	78.97
14751	RIGOLETTO	11	64546	Mörfelden-Walldorf	Niddastr.	24a	Wohnung	Wohnung	1. OG.	links	66.53
14752	RIGOLETTO	12	64546	Mörfelden-Walldorf	Niddastr.	24a	Wohnung	Wohnung	1. OG.	rechts	78.97
14753	RIGOLETTO	13	64546	Mörfelden-Walldorf	Niddastr.	24a	Wohnung	Wohnung	2. OG.	links	66.53
14754	RIGOLETTO	14	64546	Mörfelden-Walldorf	Niddastr.	24a	Wohnung	Wohnung	2. OG.	rechts	78.97
14755	RIGOLETTO	15	64546	Mörfelden-Walldorf	Niddastr.	24a	Wohnung	Wohnung	3. OG.	links	66.53
14756	RIGOLETTO	16	64546	Mörfelden-Walldorf	Niddastr.	24a	Wohnung	Wohnung	3. OG.	rechts	78.97
14757	RIGOLETTO	17	64546	Mörfelden-Walldorf	Niddastr.	24b	Wohnung	Wohnung	EG.	links	66.53
14758	RIGOLETTO	18	64546	Mörfelden-Walldorf	Niddastr.	24b	Wohnung	Wohnung	EG.	rechts	78.58
14759	RIGOLETTO	19	64546	Mörfelden-Walldorf	Niddastr.	24b	Wohnung	Wohnung	1. OG.	links	66.53
14760	RIGOLETTO	20	64546	Mörfelden-Walldorf	Niddastr.	24b	Wohnung	Wohnung	1. OG.	rechts	78.58
14761	RIGOLETTO	21	64546	Mörfelden-Walldorf	Niddastr.	24b	Wohnung	Wohnung	2. OG.	links	66.53
14762	RIGOLETTO	22	64546	Mörfelden-Walldorf	Niddastr.	24b	Wohnung	Wohnung	2. OG.	rechts	78.58
14763	RIGOLETTO	23	64546	Mörfelden-Walldorf	Niddastr.	24b	Wohnung	Wohnung	3. OG.	links	66.53
14764	RIGOLETTO	24	64546	Mörfelden-Walldorf	Niddastr.	24b	Wohnung	Wohnung	3. OG.	rechts	78.58
11670	RIGOLETTO	02 (vorl.)	80637	München	Hofenfelsstraße	48	Wohnung	Wohnung	EG. rechts	112.10
11666	RIGOLETTO	03 (vorl.)	80637	München	Hofenfelsstraße	48	Wohnung	Wohnung	EG. links	89.80
11671	RIGOLETTO	04 (vorl.)	80637	München	Hofenfelsstraße	48	Wohnung	Wohnung	1. OG.	rechts	112.10
11668	RIGOLETTO	05 (vorl.)	80637	München	Hofenfelsstraße	48	Wohnung	Wohnung	1. OG.	links	83.15
11674	RIGOLETTO	06 (vorl.)	80637	München	Hofenfelsstraße	48	Wohnung	Wohnung	DG. links	83.00
11680	RIGOLETTO	07 (vorl.)	80637	München	Hofenfelsstraße	48	Wohnung	Wohnung	DG. rechts	12.90
11679	RIGOLETTO	SON 01	80637	München	Hofenfelsstraße	48	sonstiges	Keller	1. UG. links
11672	RIGOLETTO	08 (vorl.)	80637	München	Hofenfelsstraße	50	Wohnung	Wohnung	1. UG.		53.00
11669	RIGOLETTO	09 (vorl.)	80637	München	Hofenfelsstraße	50	Wohnung	Wohnung	EG.	63.00
11665	RIGOLETTO	10 (vorl.)	80637	München	Hofenfelsstraße	50	Wohnung	Wohnung	1. OG.		71.00
11673	RIGOLETTO	11 (vorl.)	80637	München	Hofenfelsstraße	50	Wohnung	Wohnung	DG.	54.00
11684	RIGOLETTO	SON 12 (vo	80637	München	Hofenfelsstraße	50	sonstiges	Keller	1. UG.
11681	RIGOLETTO	SON 13 (vo	80637	München	Hofenfelsstraße	50	sonstiges	Keller	1. UG.
11682	RIGOLETTO	SON 14 (vo	80637	München	Hofenfelsstraße	50	sonstiges	Keller	1. UG.
11683	RIGOLETTO	SON 15 (vo	80637	München	Hofenfelsstraße	50	sonstiges	Keller	1. UG.
11685	RIGOLETTO	SON 16 (vo	80637	München	Hofenfelsstraße	50	sonstiges	Keller	1. UG.
11686	RIGOLETTO	G17 (vorl.)	80637	München	Hofenfelsstraße	48/50	Garage Garage
11688	RIGOLETTO	G18 (vorl.)	80637	München	Hofenfelsstraße	48/50	Garage Garage
11689	RIGOLETTO	G19 (vorl.)	80637	München	Hofenfelsstraße	48/50	Garage Garage
11687	RIGOLETTO	G20 (vorl.)	80637	München	Hofenfelsstraße	48/50	Garage Garage
11690	RIGOLETTO	G21 (vorl.)	80637	München	Hofenfelsstraße	48/50	Garage Garage
11550	RIGOLETTO	01-Gewerb	81667	München	Innere Wiener Straße	8	sonstiges	Antenne	EG.			292.44
11586	RIGOLETTO	02 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	1. OG.	rechts	75.42
11609	RIGOLETTO	03 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	1. OG.	mitte	50.39
11596	RIGOLETTO	04 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	1. OG.	links	33.77
11561	RIGOLETTO	05-Gewerb	81667	München	Innere Wiener Straße	8	sonstiges	Antenne	1. OG.	rechts		179.96
11598	RIGOLETTO	06 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	2. OG.	rechts	75.42
11607	RIGOLETTO	07 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	2. OG.	mitte	50.39
11616	RIGOLETTO	08 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	2. OG.	links	33.77
11612	RIGOLETTO	09 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	2. OG.	hinten	31.70
11600	RIGOLETTO	10 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	2. OG.	hinten	31.70
11580	RIGOLETTO	11 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	2. OG.	hinten	44.00
11614	RIGOLETTO	12 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	2. OG.	hinten	41.13
11605	RIGOLETTO	13 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	3. OG.	rechts	75.42
11597	RIGOLETTO	14 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	3. OG.	mitte	50.39
11585	RIGOLETTO	15 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	3. OG.	links	33.77
11578	RIGOLETTO	16 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	3. OG.	RG	31.70
11619	RIGOLETTO	17 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	3. OG.	RG	31.70
11573	RIGOLETTO	18 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	3. OG.	RG	31.86
11593	RIGOLETTO	19 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	4. OG.	rechts	75.42
11611	RIGOLETTO	20 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	4. OG.	mitte	50.39
11602	RIGOLETTO	21 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	4. OG.	links	33.77
11603	RIGOLETTO	22 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	4. OG.	hinten	31.70
11581	RIGOLETTO	23 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	4. OG.	hinten	31.70
11587	RIGOLETTO	24 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	4. OG.	hinten	31.86
11584	RIGOLETTO	25 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	5. OG.	rechts	75.42
11617	RIGOLETTO	26 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	5. OG.	mitte	50.39
11595	RIGOLETTO	27 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	5. OG.	links	33.77
11583	RIGOLETTO	28 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	6. OG.	rechts	61.13
11620	RIGOLETTO	29 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	6. OG.	mitte	30.62
11582	RIGOLETTO	30 vorl	81667	München	Innere Wiener Straße	8	Wohnung	Wohnung	6. OG.	links	33.32
11630	RIGOLETTO	G 01 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11636	RIGOLETTO	G 02 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11627	RIGOLETTO	G 03 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11632	RIGOLETTO	G 04 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11631	RIGOLETTO	G 05 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11629	RIGOLETTO	G 06 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11628	RIGOLETTO	G 07 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11635	RIGOLETTO	G 08 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11637	RIGOLETTO	G 09 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11626	RIGOLETTO	G 10 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11623	RIGOLETTO	G 11 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11624	RIGOLETTO	G 12 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11633	RIGOLETTO	G 13 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11634	RIGOLETTO	G 14 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11638	RIGOLETTO	G 15 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11639	RIGOLETTO	G 16 vorl	81667	München	Innere Wiener Straße	8	Garage	Garage
11621	RIGOLETTO	SON 31	81667	München	Innere Wiener Straße	8	sonstiges	Keller	2. UG.
11733	RIGOLETTO	01 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	EG. links	46.83
11713	RIGOLETTO	02 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	EG. mitte	28.10
11719	RIGOLETTO	03 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	EG. rechts	81.27
11726	RIGOLETTO	04 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG. links	55.94
11739	RIGOLETTO	05 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG. mitte links	28.10
11734	RIGOLETTO	06 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG. mitte	28.10
11737	RIGOLETTO	07 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG. mitte rechts	28.10
11714	RIGOLETTO	08 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG. rechts	81.27
11727	RIGOLETTO	09 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	2. OG. links	55.94
11711	RIGOLETTO	10 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	2. OG. mitte links	28.10
11731	RIGOLETTO	11 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	2. OG. mitte	28.10
11710	RIGOLETTO	12 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	2. OG. mitte rechts	28.10
11722	RIGOLETTO	13 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	2. OG. rechts	81.27
11746	RIGOLETTO	14 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	3. OG. links	57.40
11749	RIGOLETTO	15 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	3. OG. mitte links	28.10
11735	RIGOLETTO	16 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	3. OG. mitte	28.10
11747	RIGOLETTO	17 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	3. OG. mitte rechts	28.10
11730	RIGOLETTO	18 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	3. OG. rechts	81.27
11716	RIGOLETTO	19 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	4. OG. links	57.40
11743	RIGOLETTO	20 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	4. OG. mitte links	28.10
11729	RIGOLETTO	21 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	4. OG. mitte	28.10
11718	RIGOLETTO	22 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	4. OG. mitte rechts	28.10
11715	RIGOLETTO	23 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	4. OG. rechts	81.27
11720	RIGOLETTO	24 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	5. OG. links	52.49
11744	RIGOLETTO	25 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	5. OG. mitte links	23.85
11717	RIGOLETTO	26 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	5. OG. mitte	23.85
11742	RIGOLETTO	27 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	5. OG. mitte rechts	23.85
11751	RIGOLETTO	28 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	5. OG. rechts	64.74
11752	RIGOLETTO	29 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	6. OG. rechts	64.74
11741	RIGOLETTO	30 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	6. OG. links	36.94

11724	RIGOLETTO	31 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	EG.	28.91
11723	RIGOLETTO	32 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	EG.	28.91
11740	RIGOLETTO	33 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	EG.	28.91
11732	RIGOLETTO	34 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	EG. mitte	28.91
11738	RIGOLETTO	35 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	EG.	64.95
11712	RIGOLETTO	36 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG.	28.91
11750	RIGOLETTO	37 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG.	28.91
11728	RIGOLETTO	38 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG.	28.91
11725	RIGOLETTO	39 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG.	28.91
11745	RIGOLETTO	40 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	1. OG.	64.95
11748	RIGOLETTO	41 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	2. OG.	36.94
11736	RIGOLETTO	42 (vorl)	81543	München	Konradinstraße	10	Wohnung	Wohnung	2. OG.	33.97
11721	RIGOLETTO	43 (vorl.)	81543	München	Konradinstraße	10	Wohnung	Wohnung	2. OG.	62.95
11753	RIGOLETTO		81543	München	Konradinstraße	10	sonstiges	Keller
11754	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11766	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11767	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11768	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11769	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11770	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11771	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11772	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11773	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11774	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11775	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11776	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11755	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11756	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11757	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11758	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11759	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11760	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11761	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11762	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11763	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11764	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11765	RIGOLETTO		81543	München	Konradinstraße	10	Garage	Garage
11818	RIGOLETTO	01 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	1. UG.		46.51
11844	RIGOLETTO	02 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	1. UG.		15.48
11845	RIGOLETTO	03 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	EG.	links	50.64
11846	RIGOLETTO	04 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	EG.	rechts	59.47
11831	RIGOLETTO	05 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	1. OG. mitte	55.41
11854	RIGOLETTO	06 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	1. OG. links	50.64
11852	RIGOLETTO	07 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	1. OG. rechts	30.00
11862	RIGOLETTO	08 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	2. OG. links	53.44
11833	RIGOLETTO	09 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	2. OG. rechts	30.50
11835	RIGOLETTO	10 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	2. OG. mitte	61.30
11857	RIGOLETTO	11 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	3. OG. rechts	30.50
11849	RIGOLETTO	12 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	3. OG. links	53.44
11837	RIGOLETTO	13 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	3. OG. mitte	61.30
11863	RIGOLETTO	14 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	4. OG. rechts	30.76
11824	RIGOLETTO	15 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	4. OG. links	42.99
11843	RIGOLETTO	16 vorl	80335	München	Loristraße	20	Wohnung	Wohnung	4. OG. mitte	41.75
11870	RIGOLETTO	G 01 vorl	80335	München	Loristraße	20	Garage	Garage
11871	RIGOLETTO	G 02 vorl	80335	München	Loristraße	20	Garage	Garage
11869	RIGOLETTO	G 03 vorl	80335	München	Loristraße	20	Garage	Garage
11866	RIGOLETTO	G 04 vorl	80335	München	Loristraße	20	Garage	Garage
11872	RIGOLETTO	G 05 vorl	80335	München	Loristraße	20	Garage	Garage
11865	RIGOLETTO	G 06 vorl	80335	München	Loristraße	20	Garage	Garage
11873	RIGOLETTO	G 07 vorl	80335	München	Loristraße	20	Garage	Garage
11867	RIGOLETTO	G 08 vorl	80335	München	Loristraße	20	Garage	Garage
11868	RIGOLETTO	G 09 vorl	80335	München	Loristraße	20	Garage	Garage
11864	RIGOLETTO	G 10 vorl	80335	München	Loristraße	20	Garage	Garage
11853	RIGOLETTO	17 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	1. UG.		39.29
11848	RIGOLETTO	18 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	EG.	rechts	44.83
11828	RIGOLETTO	19 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	EG.	links	49.28
11827	RIGOLETTO	20 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	EG.	mitte	67.62
11858	RIGOLETTO	21 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	1. OG. rechts	61.47
11841	RIGOLETTO	22 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	1. OG. links	50.98
11821	RIGOLETTO	23 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	1. OG. mitte	51.12
11822	RIGOLETTO	24 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	2. OG. rechts	63.69
11847	RIGOLETTO	25 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	2. OG. mitte	52.83
11856	RIGOLETTO	26 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	2. OG. links	51.73
11851	RIGOLETTO	27 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	3. OG. rechts	63.69
11825	RIGOLETTO	28 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	3. OG. links	51.73
11823	RIGOLETTO	29 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	3. OG. mitte	52.83
11820	RIGOLETTO	30 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	4. OG. links	65.42
11838	RIGOLETTO	31 vorl	80335	München	Loristraße	22	Wohnung	Wohnung	4. OG. rechts	67.07
11859	RIGOLETTO	32 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	1. UG.		18.42
11830	RIGOLETTO	33 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	EG.	links	69.37
11826	RIGOLETTO	34 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	EG. rechts	51.37
11829	RIGOLETTO	35 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	1. OG. links	66.99
11855	RIGOLETTO	36 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	1. OG. rechts	50.37
11850	RIGOLETTO	37 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	2. OG. links	69.23
11819	RIGOLETTO	38 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	2. OG. rechts	51.87
11860	RIGOLETTO	39 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	3. OG. links	69.27
11861	RIGOLETTO	40 vorl	80335	München	Loristraße	22a	Wohnung	Wohnung	3. OG. rechts	51.87
11799	RIGOLETTO	01 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	EG. links	89.84
11778	RIGOLETTO	02 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	EG. rechts	69.52
11791	RIGOLETTO	03 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	EG. rechts	66.36
11792	RIGOLETTO	04 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	1. OG. links	90.60
11793	RIGOLETTO	05 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	1. OG. mitte	83.03
11777	RIGOLETTO	06 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	1. OG. rechts	66.27
11798	RIGOLETTO	07 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	2. OG. links	90.38
11804	RIGOLETTO	08 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	2. OG. mitte	83.06
11788	RIGOLETTO	09 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	2. OG. rechts	66.27
11784	RIGOLETTO	10 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	3. OG. links	90.23
11797	RIGOLETTO	11 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	3. OG. mitte	83.18
11779	RIGOLETTO	12 (vorl.)	80687	München	Lutzstraße	37	Wohnung	Wohnung	3. OG. rechts	66.52
11814	RIGOLETTO	G02 (vorl.)	80687	München	Lutzstraße	37	Garage	Garage
11813	RIGOLETTO	G04 (vorl.)	80687	München	Lutzstraße	37	Garage	Garage
11816	RIGOLETTO	G05 (vorl.)	80687	München	Lutzstraße	37	Garage	Garage
11812	RIGOLETTO	G06 (vorl.)	80687	München	Lutzstraße	37	Garage	Garage
11815	RIGOLETTO	G07 (vorl.)	80687	München	Lutzstraße	37	Garage	Garage
11796	RIGOLETTO	13 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	EG. links	25.19
11781	RIGOLETTO	14 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	EG. links	51.50
11794	RIGOLETTO	15 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	EG. rechts	76.09
11801	RIGOLETTO	16 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	EG. rechts	65.64
11802	RIGOLETTO	17 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	1. OG. links	55.33
11785	RIGOLETTO	18 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	1. OG. mitte	64.45
11782	RIGOLETTO	19 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	1. OG. mitte	78.23
11786	RIGOLETTO	20 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	1. OG. rechts	65.77
11787	RIGOLETTO	21 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	2. OG. mitte	64.04
11795	RIGOLETTO	22 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	2. OG. links	55.09
11800	RIGOLETTO	23 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	2. OG. mitte	78.18
11783	RIGOLETTO	24 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	2. OG. rechts	65.82
11780	RIGOLETTO	25 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	3. OG. links	55.57
11790	RIGOLETTO	26 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	3. OG. mitte	63.80
11803	RIGOLETTO	27 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	3. OG. mitte	78.21
11789	RIGOLETTO	28 (vorl.)	80687	München	Lutzstraße	39	Wohnung	Wohnung	3. OG. rechts	65.30
11817	RIGOLETTO	G01 (vorl.)	80687	München	Lutzstraße	39	Garage	Garage
11811	RIGOLETTO	G03 (vorl.)	80687	München	Lutzstraße	39	Garage	Garage
10278	ROMA	33	30823	Garbsen	Beethovenstr.	27	Wohnung	Wohnung	EG.	links	69.69
10279	ROMA	34	30823	Garbsen	Beethovenstr.	27	Wohnung	Wohnung	EG.	rechts	70.47
10280	ROMA	35	30823	Garbsen	Beethovenstr.	27	Wohnung	Wohnung	1. OG.	links	69.47
10281	ROMA	36	30823	Garbsen	Beethovenstr.	27	Wohnung	Wohnung	1. OG.	rechts	70.71
10282	ROMA	37	30823	Garbsen	Beethovenstr.	27	Wohnung	Wohnung	2. OG.	links	69.40
10283	ROMA	38	30823	Garbsen	Beethovenstr.	27	Wohnung	Wohnung	2. OG.	rechts	70.61

10284	ROMA	39	30823	Garbsen	Beethovenstr.	27	Wohnung	Wohnung	3. OG.	links	69.34
10285	ROMA	40	30823	Garbsen	Beethovenstr.	27	Wohnung	Wohnung	3. OG.	rechts	70.39
10269	ROMA	25	30823	Garbsen	Beethovenstr.	25	Wohnung	Wohnung	EG.	links	70.26
10270	ROMA	26	30823	Garbsen	Beethovenstr.	25	Wohnung	Wohnung	EG.	rechts	69.99
10271	ROMA	27	30823	Garbsen	Beethovenstr.	25	Wohnung	Wohnung	1. OG.	links	70.22
10272	ROMA	28	30823	Garbsen	Beethovenstr.	25	Wohnung	Wohnung	1. OG.	rechts	70.11
10273	ROMA	29	30823	Garbsen	Beethovenstr.	25	Wohnung	Wohnung	2. OG.	links	70.08
10274	ROMA	30	30823	Garbsen	Beethovenstr.	25	Wohnung	Wohnung	2. OG.	rechts	69.95
10275	ROMA	31	30823	Garbsen	Beethovenstr.	25	Wohnung	Wohnung	3. OG.	links	70.40
10276	ROMA	32	30823	Garbsen	Beethovenstr.	25	Wohnung	Wohnung	3. OG.	rechts	70.38
10348	ROMA	25	30823	Garbsen	Beethovenstr.	1	Wohnung	Wohnung	EG.	links	71.66
10349	ROMA	26	30823	Garbsen	Beethovenstr.	1	Wohnung	Wohnung	EG.	rechts	70.86
10350	ROMA	27	30823	Garbsen	Beethovenstr.	1	Wohnung	Wohnung	1. OG.	links	71.29
10351	ROMA	28	30823	Garbsen	Beethovenstr.	1	Wohnung	Wohnung	1. OG.	rechts	70.53
10352	ROMA	29	30823	Garbsen	Beethovenstr.	1	Wohnung	Wohnung	2. OG.	links	71.26
10353	ROMA	30	30823	Garbsen	Beethovenstr.	1	Wohnung	Wohnung	2. OG.	rechts	70.70
10354	ROMA	31	30823	Garbsen	Beethovenstr.	3	Wohnung	Wohnung	EG.	links	70.67
10356	ROMA	32	30823	Garbsen	Beethovenstr.	3	Wohnung	Wohnung	EG.	rechts	70.43
10357	ROMA	33	30823	Garbsen	Beethovenstr.	3	Wohnung	Wohnung	1. OG.	links	70.86
10775	ROMA	34	30823	Garbsen	Beethovenstr.	3	Wohnung	Wohnung	1. OG.	rechts	70.22
10359	ROMA	35	30823	Garbsen	Beethovenstr.	3	Wohnung	Wohnung	2. OG.	links	70.70
10360	ROMA	36	30823	Garbsen	Beethovenstr.	3	Wohnung	Wohnung	2. OG.	rechts	70.44
10344	ROMA	21	30823	Garbsen	Beethovenstr.	4	Wohnung	Wohnung	EG.	links	91.70
10345	ROMA	22	30823	Garbsen	Beethovenstr.	4	Wohnung	Wohnung	EG.	rechts	74.34
10346	ROMA	23	30823	Garbsen	Beethovenstr.	4	Wohnung	Wohnung	1. OG.	links	91.87
10347	ROMA	24	30823	Garbsen	Beethovenstr.	4	Wohnung	Wohnung	1. OG.	rechts	74.49
10361	ROMA	37	30823	Garbsen	Beethovenstr.	5	Wohnung	Wohnung	EG.	links	91.54
10363	ROMA	38	30823	Garbsen	Beethovenstr.	5	Wohnung	Wohnung	EG.	rechts	73.85
10364	ROMA	39	30823	Garbsen	Beethovenstr.	5	Wohnung	Wohnung	1. OG.	links	91.86
10365	ROMA	40	30823	Garbsen	Beethovenstr.	5	Wohnung	Wohnung	1. OG.	rechts	74.24
1550	ROMA	41	30823	Garbsen	Beethovenstr.	5	Wohnung	Wohnung	2. OG.	links	92.01
10366	ROMA	42	30823	Garbsen	Beethovenstr.	5	Wohnung	Wohnung	2. OG.	rechts	74.36
10340	ROMA	17	30823	Garbsen	Beethovenstr.	6	Wohnung	Wohnung	EG.	links	91.32
10341	ROMA	18	30823	Garbsen	Beethovenstr.	6	Wohnung	Wohnung	EG.	rechts	74.03
10342	ROMA	19	30823	Garbsen	Beethovenstr.	6	Wohnung	Wohnung	1. OG.	links	91.17
10343	ROMA	20	30823	Garbsen	Beethovenstr.	6	Wohnung	Wohnung	1. OG.	rechts	74.60
10367	ROMA	43	30823	Garbsen	Beethovenstr.	7	Wohnung	Wohnung	EG.	links	69.92
10368	ROMA	44	30823	Garbsen	Beethovenstr.	7	Wohnung	Wohnung	EG.	rechts	61.29
10369	ROMA	45	30823	Garbsen	Beethovenstr.	7	Wohnung	Wohnung	1. OG.	links	70.42
10370	ROMA	46	30823	Garbsen	Beethovenstr.	7	Wohnung	Wohnung	1. OG.	rechts	61.42
10371	ROMA	47	30823	Garbsen	Beethovenstr.	7	Wohnung	Wohnung	2. OG.	links	69.84
10372	ROMA	48	30823	Garbsen	Beethovenstr.	7	Wohnung	Wohnung	2. OG.	rechts	60.97
10336	ROMA	13	30823	Garbsen	Beethovenstr.	8	Wohnung	Wohnung	EG.	links	91.64
10337	ROMA	14	30823	Garbsen	Beethovenstr.	8	Wohnung	Wohnung	EG.	rechts	73.95
10338	ROMA	15	30823	Garbsen	Beethovenstr.	8	Wohnung	Wohnung	1. OG.	links	91.37
10339	ROMA	16	30823	Garbsen	Beethovenstr.	8	Wohnung	Wohnung	1. OG.	rechts	73.99
10681	ROMA	121	30823	Garbsen	Beethovenstr.	8	sonstiges	Keller	KG
10373	ROMA	49	30823	Garbsen	Beethovenstr.	9	Wohnung	Wohnung	EG.	links	70.95
10374	ROMA	50	30823	Garbsen	Beethovenstr.	9	Wohnung	Wohnung	EG.	rechts	70.80
10375	ROMA	51	30823	Garbsen	Beethovenstr.	9	Wohnung	Wohnung	1. OG.	links	71.21
10376	ROMA	52	30823	Garbsen	Beethovenstr.	9	Wohnung	Wohnung	1. OG.	rechts	70.62
10377	ROMA	53	30823	Garbsen	Beethovenstr.	9	Wohnung	Wohnung	2. OG.	links	71.36
10378	ROMA	54	30823	Garbsen	Beethovenstr.	9	Wohnung	Wohnung	2. OG.	rechts	70.63
10332	ROMA	09	30823	Garbsen	Beethovenstr.	10	Wohnung	Wohnung	EG.	links	91.87
10333	ROMA	10	30823	Garbsen	Beethovenstr.	10	Wohnung	Wohnung	EG.	rechts	74.17
10334	ROMA	11	30823	Garbsen	Beethovenstr.	10	Wohnung	Wohnung	1. OG.	links	91.82
10335	ROMA	12	30823	Garbsen	Beethovenstr.	10	Wohnung	Wohnung	1. OG.	rechts	74.49
10379	ROMA	55	30823	Garbsen	Beethovenstr.	11	Wohnung	Wohnung	EG.	links	70.54
10380	ROMA	56	30823	Garbsen	Beethovenstr.	11	Wohnung	Wohnung	EG.	rechts	70.68
10381	ROMA	57	30823	Garbsen	Beethovenstr.	11	Wohnung	Wohnung	1. OG.	links	70.73
10382	ROMA	58	30823	Garbsen	Beethovenstr.	11	Wohnung	Wohnung	1. OG.	rechts	70.59
10383	ROMA	59	30823	Garbsen	Beethovenstr.	11	Wohnung	Wohnung	2. OG.	links	70.59
10384	ROMA	60	30823	Garbsen	Beethovenstr.	11	Wohnung	Wohnung	2. OG.	rechts	70.85
10322	ROMA	05	30823	Garbsen	Beethovenstr.	12	Wohnung	Wohnung	EG.	links	91.71
10328	ROMA	06	30823	Garbsen	Beethovenstr.	12	Wohnung	Wohnung	EG.	rechts	74.28
10330	ROMA	07	30823	Garbsen	Beethovenstr.	12	Wohnung	Wohnung	1. OG.	links	91.39
10331	ROMA	08	30823	Garbsen	Beethovenstr.	12	Wohnung	Wohnung	1. OG.	rechts	73.76
10385	ROMA	61	30823	Garbsen	Beethovenstr.	13	Wohnung	Wohnung	EG.	links	70.22
10386	ROMA	62	30823	Garbsen	Beethovenstr.	13	Wohnung	Wohnung	EG.	rechts	70.55
10387	ROMA	63	30823	Garbsen	Beethovenstr.	13	Wohnung	Wohnung	1. OG.	links	70.28
10388	ROMA	64	30823	Garbsen	Beethovenstr.	13	Wohnung	Wohnung	1. OG.	rechts	70.42
10389	ROMA	65	30823	Garbsen	Beethovenstr.	13	Wohnung	Wohnung	2. OG.	links	70.83
10390	ROMA	66	30823	Garbsen	Beethovenstr.	13	Wohnung	Wohnung	2. OG.	rechts	70.57
10252	ROMA	01	30823	Garbsen	Beethovenstr.	14	Wohnung	Wohnung	EG.	links	92.03
10254	ROMA	02	30823	Garbsen	Beethovenstr.	14	Wohnung	Wohnung	EG.	rechts	74.45
10256	ROMA	03	30823	Garbsen	Beethovenstr.	14	Wohnung	Wohnung	1. OG.	links	91.67
10317	ROMA	04	30823	Garbsen	Beethovenstr.	14	Wohnung	Wohnung	1. OG.	rechts	74.44
10391	ROMA	67	30823	Garbsen	Beethovenstr.	15	Wohnung	Wohnung	EG.	links	70.55
10392	ROMA	68	30823	Garbsen	Beethovenstr.	15	Wohnung	Wohnung	EG.	rechts	70.64
10393	ROMA	69	30823	Garbsen	Beethovenstr.	15	Wohnung	Wohnung	1. OG.	links	70.37
10394	ROMA	70	30823	Garbsen	Beethovenstr.	15	Wohnung	Wohnung	1. OG.	rechts	70.62
10395	ROMA	71	30823	Garbsen	Beethovenstr.	15	Wohnung	Wohnung	2. OG.	links	70.94
10396	ROMA	72	30823	Garbsen	Beethovenstr.	15	Wohnung	Wohnung	2. OG.	rechts	70.71
10290	ROMA	45	30823	Garbsen	Beethovenstr.	16	Wohnung	Wohnung	EG.	links	92.80
10291	ROMA	46	30823	Garbsen	Beethovenstr.	16	Wohnung	Wohnung	EG.	rechts	74.68
10292	ROMA	47	30823	Garbsen	Beethovenstr.	16	Wohnung	Wohnung	1. OG.	links	92.89
10293	ROMA	48	30823	Garbsen	Beethovenstr.	16	Wohnung	Wohnung	1. OG.	rechts	74.83
10296	ROMA	97	30823	Garbsen	Beethovenstr.	16	sonstiges	Keller	KG
10294	ROMA	G49	30823	Garbsen	Beethovenstr.	16	Garage	Garage
10295	ROMA	G50	30823	Garbsen	Beethovenstr.	16	Garage	Garage
10633	ROMA	73	30823	Garbsen	Beethovenstr.	17	Wohnung	Wohnung	EG.	links	70.72
10634	ROMA	74	30823	Garbsen	Beethovenstr.	17	Wohnung	Wohnung	EG.	rechts	70.35
10635	ROMA	75	30823	Garbsen	Beethovenstr.	17	Wohnung	Wohnung	1. OG.	links	71.19
10636	ROMA	76	30823	Garbsen	Beethovenstr.	17	Wohnung	Wohnung	1. OG.	rechts	70.61
10637	ROMA	77	30823	Garbsen	Beethovenstr.	17	Wohnung	Wohnung	2. OG.	links	70.91
10638	ROMA	78	30823	Garbsen	Beethovenstr.	17	Wohnung	Wohnung	2. OG.	rechts	70.52
10639	ROMA	79	30823	Garbsen	Beethovenstr.	17	Wohnung	Wohnung	3. OG.	links	70.94
10640	ROMA	80	30823	Garbsen	Beethovenstr.	17	Wohnung	Wohnung	3. OG.	rechts	70.46
10286	ROMA	41	30823	Garbsen	Beethovenstr.	18	Wohnung	Wohnung	EG.	links	92.74
10287	ROMA	42	30823	Garbsen	Beethovenstr.	18	Wohnung	Wohnung	EG.	rechts	74.69
10288	ROMA	43	30823	Garbsen	Beethovenstr.	18	Wohnung	Wohnung	1. OG.	links	92.48
10289	ROMA	44	30823	Garbsen	Beethovenstr.	18	Wohnung	Wohnung	1. OG.	rechts	74.47
10641	ROMA	81	30823	Garbsen	Beethovenstr.	19	Wohnung	Wohnung	EG.	links	70.61
10642	ROMA	82	30823	Garbsen	Beethovenstr.	19	Wohnung	Wohnung	EG.	rechts	70.52
10643	ROMA	83	30823	Garbsen	Beethovenstr.	19	Wohnung	Wohnung	1. OG.	links	70.74
10644	ROMA	84	30823	Garbsen	Beethovenstr.	19	Wohnung	Wohnung	1. OG.	rechts	70.24
10645	ROMA	85	30823	Garbsen	Beethovenstr.	19	Wohnung	Wohnung	2. OG.	links	70.58
10646	ROMA	86	30823	Garbsen	Beethovenstr.	19	Wohnung	Wohnung	2. OG.	rechts	70.42
10647	ROMA	87	30823	Garbsen	Beethovenstr.	19	Wohnung	Wohnung	3. OG.	links	70.84
10648	ROMA	88	30823	Garbsen	Beethovenstr.	19	Wohnung	Wohnung	3. OG.	rechts	70.43
10649	ROMA	89	30823	Garbsen	Beethovenstr.	21	Wohnung	Wohnung	EG.	links	70.68
10650	ROMA	90	30823	Garbsen	Beethovenstr.	21	Wohnung	Wohnung	EG.	rechts	70.68
10651	ROMA	91	30823	Garbsen	Beethovenstr.	21	Wohnung	Wohnung	1. OG.	links	70.82
10652	ROMA	92	30823	Garbsen	Beethovenstr.	21	Wohnung	Wohnung	1. OG.	rechts	70.38
10653	ROMA	93	30823	Garbsen	Beethovenstr.	21	Wohnung	Wohnung	2. OG.	links	70.54
10654	ROMA	94	30823	Garbsen	Beethovenstr.	21	Wohnung	Wohnung	2. OG.	rechts	70.53
10655	ROMA	95	30823	Garbsen	Beethovenstr.	21	Wohnung	Wohnung	3. OG.	links	70.74
10656	ROMA	96	30823	Garbsen	Beethovenstr.	21	Wohnung	Wohnung	3. OG.	rechts	70.54
10261	ROMA	17	30823	Garbsen	Beethovenstr.	23	Wohnung	Wohnung	EG.	links	70.43
10262	ROMA	18	30823	Garbsen	Beethovenstr.	23	Wohnung	Wohnung	EG.	rechts	70.35
10263	ROMA	19	30823	Garbsen	Beethovenstr.	23	Wohnung	Wohnung	1. OG.	links	70.68
10264	ROMA	20	30823	Garbsen	Beethovenstr.	23	Wohnung	Wohnung	1. OG.	rechts	70.21
10265	ROMA	21	30823	Garbsen	Beethovenstr.	23	Wohnung	Wohnung	2. OG.	links	70.42
10266	ROMA	22	30823	Garbsen	Beethovenstr.	23	Wohnung	Wohnung	2. OG.	rechts	69.93
10267	ROMA	23	30823	Garbsen	Beethovenstr.	23	Wohnung	Wohnung	3. OG.	links	70.49
10268	ROMA	24	30823	Garbsen	Beethovenstr.	23	Wohnung	Wohnung	3. OG.	rechts	69.82
11664	ROMA	G51	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11667	ROMA	G52	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage

11675	ROMA	G53	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11676	ROMA	G54	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11677	ROMA	G55	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11678	ROMA	G56	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11286	ROMA	G57	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11287	ROMA	G58	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11288	ROMA	G59	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11289	ROMA	G60	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11290	ROMA	G61	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11291	ROMA	G62	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11292	ROMA	G63	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11293	ROMA	G64	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11294	ROMA	G65	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11295	ROMA	G66	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11296	ROMA	G67	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11297	ROMA	G68	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11298	ROMA	G69	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11299	ROMA	G70	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11300	ROMA	G71	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11301	ROMA	G72	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11302	ROMA	G73	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11303	ROMA	G74	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11304	ROMA	G75	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11305	ROMA	G76	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11306	ROMA	G77	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11307	ROMA	G78	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11308	ROMA	G79	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11309	ROMA	G80	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11310	ROMA	G81	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11311	ROMA	G82	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11312	ROMA	G83	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11313	ROMA	G84	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11314	ROMA	G85	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11315	ROMA	G86	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11316	ROMA	G87	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11317	ROMA	G88	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11318	ROMA	G89	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11319	ROMA	G90	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11320	ROMA	G91	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11321	ROMA	G92	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11322	ROMA	G93	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11323	ROMA	G94	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11324	ROMA	G95	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
11325	ROMA	G96	30823	Garbsen	Beethovenstraße (Garagen)		Garage	Garage
4208	ROMA	01	30823	Garbsen	Händelstr.	38	Wohnung	Wohnung	EG.	links	70.70
6283	ROMA	02	30823	Garbsen	Händelstr.	38	Wohnung	Wohnung	EG.	rechts	70.35
6284	ROMA	03	30823	Garbsen	Händelstr.	38	Wohnung	Wohnung	1. OG.	links	70.96
6289	ROMA	04	30823	Garbsen	Händelstr.	38	Wohnung	Wohnung	1. OG.	rechts	70.47
6296	ROMA	05	30823	Garbsen	Händelstr.	38	Wohnung	Wohnung	2. OG.	links	70.96
10248	ROMA	06	30823	Garbsen	Händelstr.	38	Wohnung	Wohnung	2. OG.	rechts	70.56
10249	ROMA	07	30823	Garbsen	Händelstr.	38	Wohnung	Wohnung	3. OG.	links	70.98
10250	ROMA	08	30823	Garbsen	Händelstr.	38	Wohnung	Wohnung	3. OG.	rechts	70.41
4209	ROMA	09	30823	Garbsen	Händelstr.	36	Wohnung	Wohnung	EG.	links	70.54
10251	ROMA	10	30823	Garbsen	Händelstr.	36	Wohnung	Wohnung	EG.	rechts	70.92
10253	ROMA	11	30823	Garbsen	Händelstr.	36	Wohnung	Wohnung	1. OG.	links	70.55
10255	ROMA	12	30823	Garbsen	Händelstr.	36	Wohnung	Wohnung	1. OG.	rechts	70.57
10257	ROMA	13	30823	Garbsen	Händelstr.	36	Wohnung	Wohnung	2. OG.	links	70.11
10258	ROMA	14	30823	Garbsen	Händelstr.	36	Wohnung	Wohnung	2. OG.	rechts	70.65
10259	ROMA	15	30823	Garbsen	Händelstr.	36	Wohnung	Wohnung	3. OG.	links	70.26
10260	ROMA	16	30823	Garbsen	Händelstr.	36	Wohnung	Wohnung	3. OG.	rechts	70.80
10657	ROMA	97	30823	Garbsen	Mozartstraße	9	Wohnung	Wohnung	EG.	links	71.11
10658	ROMA	98	30823	Garbsen	Mozartstraße	9	Wohnung	Wohnung	EG.	rechts	70.23
10659	ROMA	99	30823	Garbsen	Mozartstraße	9	Wohnung	Wohnung	1. OG.	links	71.33
10660	ROMA	100	30823	Garbsen	Mozartstraße	9	Wohnung	Wohnung	1. OG.	rechts	69.79
10661	ROMA	101	30823	Garbsen	Mozartstraße	9	Wohnung	Wohnung	2. OG.	links	71.37
10662	ROMA	102	30823	Garbsen	Mozartstraße	9	Wohnung	Wohnung	2. OG.	rechts	70.53
10663	ROMA	103	30823	Garbsen	Mozartstraße	9	Wohnung	Wohnung	3. OG.	links	71.18
10664	ROMA	104	30823	Garbsen	Mozartstraße	9	Wohnung	Wohnung	3. OG.	rechts	70.62
10665	ROMA	105	30823	Garbsen	Mozartstraße	11	Wohnung	Wohnung	EG.	links	71.25
10666	ROMA	106	30823	Garbsen	Mozartstraße	11	Wohnung	Wohnung	EG.	rechts	70.70
10667	ROMA	107	30823	Garbsen	Mozartstraße	11	Wohnung	Wohnung	1. OG.	links	71.27
10668	ROMA	108	30823	Garbsen	Mozartstraße	11	Wohnung	Wohnung	1. OG.	rechts	71.21
10669	ROMA	109	30823	Garbsen	Mozartstraße	11	Wohnung	Wohnung	2. OG.	links	70.73
10670	ROMA	110	30823	Garbsen	Mozartstraße	11	Wohnung	Wohnung	2. OG.	rechts	71.21
10671	ROMA	111	30823	Garbsen	Mozartstraße	11	Wohnung	Wohnung	3. OG.	links	70.87
10672	ROMA	112	30823	Garbsen	Mozartstraße	11	Wohnung	Wohnung	3. OG.	rechts	70.92
10673	ROMA	113	30823	Garbsen	Mozartstraße	13	Wohnung	Wohnung	EG.	links	70.64
10674	ROMA	114	30823	Garbsen	Mozartstraße	13	Wohnung	Wohnung	EG.	rechts	70.76
10675	ROMA	115	30823	Garbsen	Mozartstraße	13	Wohnung	Wohnung	1. OG.	links	71.07
10676	ROMA	116	30823	Garbsen	Mozartstraße	13	Wohnung	Wohnung	1. OG.	rechts	71.12
10677	ROMA	117	30823	Garbsen	Mozartstraße	13	Wohnung	Wohnung	2. OG.	links	70.90
10678	ROMA	118	30823	Garbsen	Mozartstraße	13	Wohnung	Wohnung	2. OG.	rechts	70.92
10679	ROMA	119	30823	Garbsen	Mozartstraße	13	Wohnung	Wohnung	3. OG.	links	71.02
10680	ROMA	120	30823	Garbsen	Mozartstraße	13	Wohnung	Wohnung	3. OG.	rechts	70.96
10437	ROMA	01	30419	Hannover	Hohensteinweg	14	Wohnung	Wohnung	EG.	links	64.99
10438	ROMA	02	30419	Hannover	Hohensteinweg	14	Wohnung	Wohnung	EG.	rechts	65.80
10439	ROMA	03	30419	Hannover	Hohensteinweg	14	Wohnung	Wohnung	1. OG.	links	64.99
10440	ROMA	04	30419	Hannover	Hohensteinweg	14	Wohnung	Wohnung	1. OG.	rechts	65.80
10441	ROMA	05	30419	Hannover	Hohensteinweg	14	Wohnung	Wohnung	2. OG.	links	64.99
10442	ROMA	06	30419	Hannover	Hohensteinweg	14	Wohnung	Wohnung	2. OG.	rechts	65.80
10444	ROMA	07	30419	Hannover	Hohensteinweg	14	Wohnung	Wohnung	3. OG.	links	64.99
10443	ROMA	08	30419	Hannover	Hohensteinweg	14	Wohnung	Wohnung	3. OG.	rechts	65.80
10429	ROMA	09	30419	Hannover	Hohensteinweg	16	Wohnung	Wohnung	EG.	links	71.30
10430	ROMA	10	30419	Hannover	Hohensteinweg	16	Wohnung	Wohnung	EG.	rechts	60.13
10431	ROMA	11	30419	Hannover	Hohensteinweg	16	Wohnung	Wohnung	1. OG.	links	71.30
10432	ROMA	12	30419	Hannover	Hohensteinweg	16	Wohnung	Wohnung	1. OG.	rechts	60.13
10433	ROMA	13	30419	Hannover	Hohensteinweg	16	Wohnung	Wohnung	2. OG.	links	71.30
10434	ROMA	14	30419	Hannover	Hohensteinweg	16	Wohnung	Wohnung	2. OG.	rechts	60.13
10435	ROMA	15	30419	Hannover	Hohensteinweg	16	Wohnung	Wohnung	3. OG.	links	71.30
10436	ROMA	16	30419	Hannover	Hohensteinweg	16	Wohnung	Wohnung	3. OG.	rechts	60.13
10455	ROMA	17	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	EG.	links	63.55
10456	ROMA	18	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	EG.	rechts	63.91
10457	ROMA	19	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	1. OG.	links	63.55
10458	ROMA	20	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	1. OG.	rechts	63.91
10459	ROMA	21	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	2. OG.	links	64.46
10460	ROMA	22	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	2. OG.	rechts	64.82
10461	ROMA	23	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	3. OG.	links	64.46
10462	ROMA	24	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	3. OG.	rechts	64.82
10463	ROMA	25	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	4. OG.	links	64.46
10464	ROMA	26	30419	Hannover	Hohensteinweg	18	Wohnung	Wohnung	4. OG.	rechts	64.82
10445	ROMA	27	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	EG.	links	64.40
10446	ROMA	28	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	EG.	rechts	63.69
10447	ROMA	29	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	1. OG.	links	64.40
10448	ROMA	30	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	1. OG.	rechts	63.69
10449	ROMA	31	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	2. OG.	links	65.31
10450	ROMA	32	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	2. OG.	rechts	64.60
10451	ROMA	33	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	3. OG.	links	65.31
10452	ROMA	34	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	3. OG.	rechts	64.60
10453	ROMA	35	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	4. OG.	links	65.31
10454	ROMA	36	30419	Hannover	Hohensteinweg	20	Wohnung	Wohnung	4. OG.	rechts	64.60
10597	ROMA	01	30419	Hannover	Hohensteinweg	22	Wohnung	Wohnung	EG.		70.30
10598	ROMA	02	30419	Hannover	Hohensteinweg	22	Wohnung	Wohnung	1. OG.		70.30
10599	ROMA	03	30419	Hannover	Hohensteinweg	22	Wohnung	Wohnung	2. OG.		70.30
10592	ROMA	04	30419	Hannover	Hohensteinweg	24	Wohnung	Wohnung	EG.	links	78.86
10591	ROMA	05	30419	Hannover	Hohensteinweg	24	Wohnung	Wohnung	EG.	rechts	79.31
10594	ROMA	06	30419	Hannover	Hohensteinweg	24	Wohnung	Wohnung	1. OG.	links	78.86
10593	ROMA	07	30419	Hannover	Hohensteinweg	24	Wohnung	Wohnung	1. OG.	rechts	79.31
10596	ROMA	08	30419	Hannover	Hohensteinweg	24	Wohnung	Wohnung	2. OG.	links	78.86
Wohnung

10595	ROMA	09	30419	Hannover	Hohensteinweg	24	Wohnung	Wohnung	2. OG.	rechts	79.31
10585	ROMA	10	30419	Hannover	Hohensteinweg	26	Wohnung	Wohnung	EG.	links	60.20
10584	ROMA	11	30419	Hannover	Hohensteinweg	26	Wohnung	Wohnung	EG.	rechts	83.65
10588	ROMA	12	30419	Hannover	Hohensteinweg	26	Wohnung	Wohnung	1. OG.	links	60.20
10586	ROMA	13	30419	Hannover	Hohensteinweg	26	Wohnung	Wohnung	1. OG.	rechts	83.65
10590	ROMA	14	30419	Hannover	Hohensteinweg	26	Wohnung	Wohnung	2. OG.	links	60.20
10589	ROMA	15	30419	Hannover	Hohensteinweg	26	Wohnung	Wohnung	2. OG.	rechts	83.65
9183	ROMA	16	30419	Hannover	Hohensteinweg	28	Wohnung	Wohnung	EG.	links	74.79
9185	ROMA	17	30419	Hannover	Hohensteinweg	28	Wohnung	Wohnung	EG.	rechts	75.36
10690	ROMA	18	30419	Hannover	Hohensteinweg	28	Wohnung	Wohnung	1. OG.	links	74.90
10691	ROMA	19	30419	Hannover	Hohensteinweg	28	Wohnung	Wohnung	1. OG.	rechts	74.71
10692	ROMA	20	30419	Hannover	Hohensteinweg	28	Wohnung	Wohnung	2. OG.	links	75.21
10693	ROMA	21	30419	Hannover	Hohensteinweg	28	Wohnung	Wohnung	2. OG.	rechts	74.61
10298	ROMA	01	30419	Hannover	Süntelstr	9	Wohnung	Wohnung	EG.	links	64.72
10297	ROMA	02	30419	Hannover	Süntelstr	9	Wohnung	Wohnung	EG.	rechts	65.12
10300	ROMA	03	30419	Hannover	Süntelstr	9	Wohnung	Wohnung	1. OG.	links	64.72
10299	ROMA	04	30419	Hannover	Süntelstr	9	Wohnung	Wohnung	1. OG.	rechts	64.72
10306	ROMA	01	30419	Hannover	Süntelstr	10	Wohnung	Wohnung	EG.	links	80.81
10305	ROMA	02	30419	Hannover	Süntelstr	10	Wohnung	Wohnung	EG.	rechts	81.29
10308	ROMA	03	30419	Hannover	Süntelstr	10	Wohnung	Wohnung	1. OG.	links	81.04
10307	ROMA	04	30419	Hannover	Süntelstr	10	Wohnung	Wohnung	1. OG.	rechts	81.30
10310	ROMA	05	30419	Hannover	Süntelstr	10	Wohnung	Wohnung	2. OG.	links	80.94
10309	ROMA	06	30419	Hannover	Süntelstr	10	Wohnung	Wohnung	2. OG.	rechts	82.00
10312	ROMA	07	30419	Hannover	Süntelstr	10	Wohnung	Wohnung	3. OG.	links	81.10
10311	ROMA	08	30419	Hannover	Süntelstr	10	Wohnung	Wohnung	3. OG.	rechts	81.94
10324	ROMA	09	30419	Hannover	Süntelstr	11	Wohnung	Wohnung	EG.	links	67.02
10323	ROMA	10	30419	Hannover	Süntelstr	11	Wohnung	Wohnung	EG.	rechts	65.54
10326	ROMA	11	30419	Hannover	Süntelstr	11	Wohnung	Wohnung	1. OG.	links	67.22
10325	ROMA	12	30419	Hannover	Süntelstr	11	Wohnung	Wohnung	1. OG.	rechts	65.72
10314	ROMA	09	30419	Hannover	Süntelstr	12	Wohnung	Wohnung	EG.	links	81.75
10313	ROMA	10	30419	Hannover	Süntelstr	12	Wohnung	Wohnung	EG.	rechts	81.85
10316	ROMA	11	30419	Hannover	Süntelstr	12	Wohnung	Wohnung	1. OG.	links	81.24
10315	ROMA	12	30419	Hannover	Süntelstr	12	Wohnung	Wohnung	1. OG.	rechts	82.01
10319	ROMA	13	30419	Hannover	Süntelstr	12	Wohnung	Wohnung	2. OG.	links	81.66
10318	ROMA	14	30419	Hannover	Süntelstr	12	Wohnung	Wohnung	2. OG.	rechts	81.85
10321	ROMA	15	30419	Hannover	Süntelstr	12	Wohnung	Wohnung	3. OG.	links	81.99
10320	ROMA	16	30419	Hannover	Süntelstr	12	Wohnung	Wohnung	3. OG.	rechts	81.98
10398	ROMA	01	30419	Hannover	Süntelstr	13	Wohnung	Wohnung	EG.	links	67.54
10397	ROMA	02	30419	Hannover	Süntelstr	13	Wohnung	Wohnung	EG.		66.86
10400	ROMA	03	30419	Hannover	Süntelstr	13	Wohnung	Wohnung	1. OG.	links	67.43
10399	ROMA	04	30419	Hannover	Süntelstr	13	Wohnung	Wohnung	1. OG.	rechts	66.94
10403	ROMA	17	30419	Hannover	Süntelstr	14	Wohnung	Wohnung	EG.	links	69.09
10404	ROMA	18	30419	Hannover	Süntelstr	14	Wohnung	Wohnung	EG.	rechts	68.55
10405	ROMA	19	30419	Hannover	Süntelstr	14	Wohnung	Wohnung	1. OG.	links	69.25
10406	ROMA	20	30419	Hannover	Süntelstr	14	Wohnung	Wohnung	1. OG.	rechts	68.76
10407	ROMA	21	30419	Hannover	Süntelstr	14	Wohnung	Wohnung	2. OG.	links	69.43
10408	ROMA	22	30419	Hannover	Süntelstr	14	Wohnung	Wohnung	2. OG.	rechts	68.57
10409	ROMA	23	30419	Hannover	Süntelstr	14	Wohnung	Wohnung	3. OG.	links	68.94
10410	ROMA	24	30419	Hannover	Süntelstr	14	Wohnung	Wohnung	3. OG.	rechts	69.00
10471	ROMA	07	30419	Hannover	Süntelstr	15	Wohnung	Wohnung	EG.	links	69.40
3460	ROMA	08	30419	Hannover	Süntelstr	15	Wohnung	Wohnung	EG.	rechts	71.20
10477	ROMA	09	30419	Hannover	Süntelstr	15	Wohnung	Wohnung	1. OG.	links	70.54
10478	ROMA	10	30419	Hannover	Süntelstr	15	Wohnung	Wohnung	1. OG.	rechts	70.96
10479	ROMA	11	30419	Hannover	Süntelstr	15	Wohnung	Wohnung	2. OG.	links	69.37
10480	ROMA	16	30419	Hannover	Süntelstr	15	Wohnung	Wohnung	2. OG.	rechts	70.83
10414	ROMA	18	30419	Hannover	Süntelstr	16	Wohnung	Wohnung	1. OG.	rechts	69.36
10411	ROMA	25	30419	Hannover	Süntelstr	16	Wohnung	Wohnung	EG.	links	67.50
10412	ROMA	26	30419	Hannover	Süntelstr	16	Wohnung	Wohnung	EG.	rechts	68.82
10413	ROMA	27	30419	Hannover	Süntelstr	16	Wohnung	Wohnung	1. OG.	links	68.53
10415	ROMA	29	30419	Hannover	Süntelstr	16	Wohnung	Wohnung	2. OG.	links	69.04
10416	ROMA	30	30419	Hannover	Süntelstr	16	Wohnung	Wohnung	2. OG.	rechts	69.47
10417	ROMA	31	30419	Hannover	Süntelstr	16	Wohnung	Wohnung	3. OG.	links	68.47
10418	ROMA	32	30419	Hannover	Süntelstr	16	Wohnung	Wohnung	3. OG.	rechts	69.43
10465	ROMA	13	30419	Hannover	Süntelstr	17	Wohnung	Wohnung	EG.	links	71.17
10466	ROMA	14	30419	Hannover	Süntelstr	17	Wohnung	Wohnung	EG.	rechts	70.35
10467	ROMA	15	30419	Hannover	Süntelstr	17	Wohnung	Wohnung	1. OG.	links	70.96
10468	ROMA	16	30419	Hannover	Süntelstr	17	Wohnung	Wohnung	1. OG.	rechts	69.09
10469	ROMA	17	30419	Hannover	Süntelstr	17	Wohnung	Wohnung	2. OG.	links	70.54
10470	ROMA	18	30419	Hannover	Süntelstr	17	Wohnung	Wohnung	2. OG.	rechts	70.66
10419	ROMA	33	30419	Hannover	Süntelstr	18	Wohnung	Wohnung	EG.	links	69.87
10420	ROMA	34	30419	Hannover	Süntelstr	18	Wohnung	Wohnung	EG.	rechts	69.09
10421	ROMA	35	30419	Hannover	Süntelstr	18	Wohnung	Wohnung	1. OG.	links	69.95
10422	ROMA	36	30419	Hannover	Süntelstr	18	Wohnung	Wohnung	1. OG.	rechts	69.65
10423	ROMA	37	30419	Hannover	Süntelstr	18	Wohnung	Wohnung	2. OG.	links	70.00
10424	ROMA	38	30419	Hannover	Süntelstr	18	Wohnung	Wohnung	2. OG.	rechts	70.03
10425	ROMA	39	30419	Hannover	Süntelstr	18	Wohnung	Wohnung	3. OG.	links	70.33
10426	ROMA	40	30419	Hannover	Süntelstr	18	Wohnung	Wohnung	3. OG.	rechts	70.47
10327	ROMA	13	30419	Hannover	Süntelstr	11a	Wohnung	Wohnung	EG.		77.89
10329	ROMA	14	30419	Hannover	Süntelstr	11a	Wohnung	Wohnung	1. OG.		77.76
10401	ROMA	05	30419	Hannover	Süntelstr	13a	Wohnung	Wohnung	EG.		77.92
10402	ROMA	06	30419	Hannover	Süntelstr	13a	Wohnung	Wohnung	1. OG.		78.34
10302	ROMA	05	30419	Hannover	Süntelstr	9a	Wohnung	Wohnung	EG.	links	64.72
10301	ROMA	06	30419	Hannover	Süntelstr	9a	Wohnung	Wohnung	EG.	rechts	64.72
10304	ROMA	07	30419	Hannover	Süntelstr	9a	Wohnung	Wohnung	1. OG.	links	64.72
10303	ROMA	08	30419	Hannover	Süntelstr	9a	Wohnung	Wohnung	1. OG.	rechts	64.72
10682	ROMA	01	30419	Hannover	Eichsfelder Straße	49	Wohnung	Wohnung	EG.	links	94.53
10683	ROMA	02	30419	Hannover	Eichsfelder Straße	49	Wohnung	Wohnung	EG.	rechts	56.06
10684	ROMA	03	30419	Hannover	Eichsfelder Straße	49	Wohnung	Wohnung	1. OG.	links	94.40
10685	ROMA	04	30419	Hannover	Eichsfelder Straße	49	Wohnung	Wohnung	1. OG.	rechts	55.97
10686	ROMA	05	30419	Hannover	Eichsfelder Straße	49	Wohnung	Wohnung	2. OG.	links	94.58
10687	ROMA	06	30419	Hannover	Eichsfelder Straße	49	Wohnung	Wohnung	2. OG.	rechts	55.90
10688	ROMA	07	30419	Hannover	Eichsfelder Straße	49	Wohnung	Wohnung	3. OG.	links	94.52
10689	ROMA	08	30419	Hannover	Eichsfelder Straße	49	Wohnung	Wohnung	3. OG.	rechts	56.15
2571	ROMA	24	30419	Hannover	Hilshof	2	Wohnung	Wohnung	EG.	links	70.32
10600	ROMA	25	30419	Hannover	Hilshof	2	Wohnung	Wohnung	EG.	rechts	69.87
10601	ROMA	26	30419	Hannover	Hilshof	2	Wohnung	Wohnung	1. OG.	hinten	69.45
10602	ROMA	27	30419	Hannover	Hilshof	2	Wohnung	Wohnung	1. OG.	rechts	69.21
10603	ROMA	28	30419	Hannover	Hilshof	2	Wohnung	Wohnung	2. OG.	links	69.45
10604	ROMA	29	30419	Hannover	Hilshof	2	Wohnung	Wohnung	2. OG.	rechts	69.21
10605	ROMA	30	30419	Hannover	Hilshof	2	Wohnung	Wohnung	3. OG.	links	69.45
10606	ROMA	31	30419	Hannover	Hilshof	2	Wohnung	Wohnung	3. OG.	rechts	69.21
10615	ROMA	G40	30419	Hannover	Hilshof	2	Garage	Garage
10627	ROMA	G50	30419	Hannover	Hilshof	2	Garage	Garage
10628	ROMA	G51	30419	Hannover	Hilshof	2	Garage	Garage
10503	ROMA	01	30419	Hannover	Hilshof	3	Wohnung	Wohnung	EG.	links vorne	66.49
10504	ROMA	02	30419	Hannover	Hilshof	3	Wohnung	Wohnung	EG.	links hinten	71.09
10505	ROMA	03	30419	Hannover	Hilshof	3	Wohnung	Wohnung	EG.	mitte	82.72
10506	ROMA	04	30419	Hannover	Hilshof	3	Wohnung	Wohnung	EG.	rechts vorn	56.48
10507	ROMA	05	30419	Hannover	Hilshof	3	Wohnung	Wohnung	EG.	rechts hinte	84.06
10508	ROMA	06	30419	Hannover	Hilshof	3	Wohnung	Wohnung	1. OG.	links vorne	66.56
10509	ROMA	07	30419	Hannover	Hilshof	3	Wohnung	Wohnung	1. OG.	links hinten	70.66
10510	ROMA	08	30419	Hannover	Hilshof	3	Wohnung	Wohnung	1. OG.	mitte	70.33
10511	ROMA	09	30419	Hannover	Hilshof	3	Wohnung	Wohnung	1. OG.	rechts vorn	68.94
10512	ROMA	10	30419	Hannover	Hilshof	3	Wohnung	Wohnung	1. OG.	rechts vorn	83.24
10513	ROMA	11	30419	Hannover	Hilshof	3	Wohnung	Wohnung	2. OG.	links vorne	66.84
10514	ROMA	12	30419	Hannover	Hilshof	3	Wohnung	Wohnung	2. OG.	links hinten	71.45
10515	ROMA	13	30419	Hannover	Hilshof	3	Wohnung	Wohnung	2. OG.	mitte	71.23
10516	ROMA	14	30419	Hannover	Hilshof	3	Wohnung	Wohnung	2. OG.	rechts hinte	67.96
10517	ROMA	15	30419	Hannover	Hilshof	3	Wohnung	Wohnung	2. OG.	rechts vorn	83.65
10518	ROMA	16	30419	Hannover	Hilshof	3	Wohnung	Wohnung	3. OG.	links vorne	66.90
10519	ROMA	17	30419	Hannover	Hilshof	3	Wohnung	Wohnung	3. OG.	links hinten	70.45
10520	ROMA	18	30419	Hannover	Hilshof	3	Wohnung	Wohnung	3. OG.	mitte	70.68
10521	ROMA	19	30419	Hannover	Hilshof	3	Wohnung	Wohnung	3. OG.	rechts hinte	69.15
10522	ROMA	20	30419	Hannover	Hilshof	3	Wohnung	Wohnung	3. OG.	rechts vorn	83.29
10523	ROMA	21	30419	Hannover	Hilshof	3	Wohnung	Wohnung	4. OG.	links vorne	67.21
10524	ROMA	22	30419	Hannover	Hilshof	3	Wohnung	Wohnung	4. OG.	links hinten	71.75
10525	ROMA	23	30419	Hannover	Hilshof	3	Wohnung	Wohnung	4. OG.	mitte	71.25
10526	ROMA	24	30419	Hannover	Hilshof	3	Wohnung	Wohnung	4. OG.	rechts hinte	68.31

10527	ROMA	25	30419	Hannover	Hilshof	3	Wohnung	Wohnung	4. OG.	rechts vorn	84.35
10528	ROMA	26	30419	Hannover	Hilshof	3	Wohnung	Wohnung	5. OG.	links vorne	67.03
10529	ROMA	27	30419	Hannover	Hilshof	3	Wohnung	Wohnung	5. OG.	links hinten	70.57
10530	ROMA	28	30419	Hannover	Hilshof	3	Wohnung	Wohnung	5. OG.	mitte	70.59
10531	ROMA	29	30419	Hannover	Hilshof	3	Wohnung	Wohnung	5. OG.	rechts hinte	68.93
10532	ROMA	30	30419	Hannover	Hilshof	3	Wohnung	Wohnung	5. OG.	rechts vorn	82.96
10533	ROMA	31	30419	Hannover	Hilshof	3	Wohnung	Wohnung	6. OG.	links vorne	66.18
10534	ROMA	32	30419	Hannover	Hilshof	3	Wohnung	Wohnung	6. OG.	links hinten	71.01
10535	ROMA	33	30419	Hannover	Hilshof	3	Wohnung	Wohnung	6. OG.	mitte	71.19
10536	ROMA	34	30419	Hannover	Hilshof	3	Wohnung	Wohnung	6. OG.	rechts hinte	68.08
10537	ROMA	35	30419	Hannover	Hilshof	3	Wohnung	Wohnung	6. OG.	rechts vorn	83.73
10538	ROMA	36	30419	Hannover	Hilshof	3	Wohnung	Wohnung	7. OG.	links vorne	67.09
10539	ROMA	37	30419	Hannover	Hilshof	3	Wohnung	Wohnung	7. OG.	links hinten	70.55
10540	ROMA	38	30419	Hannover	Hilshof	3	Wohnung	Wohnung	7. OG.	mitte	70.53
10541	ROMA	39	30419	Hannover	Hilshof	3	Wohnung	Wohnung	7. OG.	rechts hinte	68.55
10542	ROMA	40	30419	Hannover	Hilshof	3	Wohnung	Wohnung	7. OG.	rechts vorn	82.04
10543	ROMA	41	30419	Hannover	Hilshof	3	Wohnung	Wohnung	8. OG.	links vorne	66.03
10544	ROMA	42	30419	Hannover	Hilshof	3	Wohnung	Wohnung	8. OG.	links hinten	70.54
10545	ROMA	43	30419	Hannover	Hilshof	3	Wohnung	Wohnung	8. OG.	mitte	70.95
10546	ROMA	44	30419	Hannover	Hilshof	3	Wohnung	Wohnung	8. OG.	rechts vorn	68.03
10547	ROMA	45	30419	Hannover	Hilshof	3	Wohnung	Wohnung	8. OG.	rechts vorn	83.27
10548	ROMA	46	30419	Hannover	Hilshof	3	Wohnung	Wohnung	9. OG.	links vorne	66.22
10549	ROMA	47	30419	Hannover	Hilshof	3	Wohnung	Wohnung	9. OG.	links hinten	69.59
10550	ROMA	48	30419	Hannover	Hilshof	3	Wohnung	Wohnung	9. OG.	mitte	70.41
10551	ROMA	49	30419	Hannover	Hilshof	3	Wohnung	Wohnung	9. OG.	rechts hinte	68.77
10552	ROMA	50	30419	Hannover	Hilshof	3	Wohnung	Wohnung	9. OG.	rechts vorn	82.49
10553	ROMA	51	30419	Hannover	Hilshof	3	Wohnung	Wohnung	10. OG.	links vorne	65.87
10554	ROMA	52	30419	Hannover	Hilshof	3	Wohnung	Wohnung	10. OG.	links hinten	70.25
10555	ROMA	53	30419	Hannover	Hilshof	3	Wohnung	Wohnung	10. OG.	mitte	70.43
10556	ROMA	54	30419	Hannover	Hilshof	3	Wohnung	Wohnung	10. OG.	rechts hinte	67.48
10557	ROMA	55	30419	Hannover	Hilshof	3	Wohnung	Wohnung	10. OG.	rechts vorn	83.21
11663	ROMA	74	30419	Hannover	Hilshof	3	sonstiges	Keller
11662	ROMA	75	30419	Hannover	Hilshof	3	sonstiges	Keller
10737	ROMA	G01	30419	Hannover	Hilshof	3	Garage	Garage
10738	ROMA	G02	30419	Hannover	Hilshof	3	Garage	Garage
10739	ROMA	G03	30419	Hannover	Hilshof	3	Garage	Garage
10740	ROMA	G04	30419	Hannover	Hilshof	3	Garage	Garage
10741	ROMA	G05	30419	Hannover	Hilshof	3	Garage	Garage
10742	ROMA	G06	30419	Hannover	Hilshof	3	Garage	Garage
10743	ROMA	G07	30419	Hannover	Hilshof	3	Garage	Garage
10744	ROMA	G08	30419	Hannover	Hilshof	3	Garage	Garage
10558	ROMA	G56	30419	Hannover	Hilshof	3	Garage	Garage
10559	ROMA	G57	30419	Hannover	Hilshof	3	Garage	Garage
10560	ROMA	G58	30419	Hannover	Hilshof	3	Garage	Garage
10561	ROMA	G59	30419	Hannover	Hilshof	3	Garage	Garage
10562	ROMA	G60	30419	Hannover	Hilshof	3	Garage	Garage
10563	ROMA	G61	30419	Hannover	Hilshof	3	Garage	Garage
10564	ROMA	G62	30419	Hannover	Hilshof	3	Garage	Garage
10565	ROMA	G63	30419	Hannover	Hilshof	3	Garage	Garage
10566	ROMA	G64	30419	Hannover	Hilshof	3	Garage	Garage
10567	ROMA	G65	30419	Hannover	Hilshof	3	Garage	Garage
10568	ROMA	G66	30419	Hannover	Hilshof	3	Garage	Garage
10569	ROMA	G67	30419	Hannover	Hilshof	3	Garage	Garage
10570	ROMA	G68	30419	Hannover	Hilshof	3	Garage	Garage
10571	ROMA	G69	30419	Hannover	Hilshof	3	Garage	Garage
10572	ROMA	G70	30419	Hannover	Hilshof	3	Garage	Garage
10573	ROMA	G71	30419	Hannover	Hilshof	3	Garage	Garage
10574	ROMA	G72	30419	Hannover	Hilshof	3	Garage	Garage
10575	ROMA	G73	30419	Hannover	Hilshof	3	Garage	Garage
10607	ROMA	32	30419	Hannover	Hilshof	4	Wohnung	Wohnung	EG.	links	38.61
10608	ROMA	33	30419	Hannover	Hilshof	4	Wohnung	Wohnung	EG.	links	63.46
10609	ROMA	34	30419	Hannover	Hilshof	4	Wohnung	Wohnung	1. OG.	links	38.61
10610	ROMA	35	30419	Hannover	Hilshof	4	Wohnung	Wohnung	1. OG.	rechts	63.46
10611	ROMA	36	30419	Hannover	Hilshof	4	Wohnung	Wohnung	2. OG.	links	38.61
10612	ROMA	37	30419	Hannover	Hilshof	4	Wohnung	Wohnung	2. OG.	rechts	63.46
10613	ROMA	38	30419	Hannover	Hilshof	4	Wohnung	Wohnung	3. OG.	links	38.61
10614	ROMA	39	30419	Hannover	Hilshof	4	Wohnung	Wohnung	3. OG.	rechts	63.46
10629	ROMA	G52	30419	Hannover	Hilshof	4	Garage	Garage
10630	ROMA	G53	30419	Hannover	Hilshof	4	Garage	Garage
10631	ROMA	G54	30419	Hannover	Hilshof	4	Garage	Garage
10632	ROMA	G55	30419	Hannover	Hilshof	4	Garage	Garage
11284	ROMA	G56	30419	Hannover	Hilshof	4	Garage	Garage
11285	ROMA	G57	30419	Hannover	Hilshof	4	Garage	Garage
10481	ROMA	G49	30419	Hannover	Hohensteinweg	14	Garage	Garage
10482	ROMA	G50	30419	Hannover	Hohensteinweg	14	Garage	Garage
10483	ROMA	G51	30419	Hannover	Hohensteinweg	14	Garage	Garage
10484	ROMA	G52	30419	Hannover	Hohensteinweg	14	Garage	Garage
10485	ROMA	G53	30419	Hannover	Hohensteinweg	14	Garage	Garage
10486	ROMA	G54	30419	Hannover	Hohensteinweg	14	Garage	Garage
10487	ROMA	G55	30419	Hannover	Hohensteinweg	14	Garage	Garage
10745	ROMA	G56	30419	Hannover	Hohensteinweg	14	Garage	Garage
10489	ROMA	G57	30419	Hannover	Hohensteinweg	14	Garage	Garage
10490	ROMA	G58	30419	Hannover	Hohensteinweg	14	Garage	Garage
10491	ROMA	G59	30419	Hannover	Hohensteinweg	14	Garage	Garage
10492	ROMA	G60	30419	Hannover	Hohensteinweg	14	Garage	Garage
10493	ROMA	G61	30419	Hannover	Hohensteinweg	20	Garage	Garage
10494	ROMA	G62	30419	Hannover	Hohensteinweg	20	Garage	Garage
10495	ROMA	G63	30419	Hannover	Hohensteinweg	20	Garage	Garage
10496	ROMA	G64	30419	Hannover	Hohensteinweg	20	Garage	Garage
10497	ROMA	G65	30419	Hannover	Hohensteinweg	20	Garage	Garage
10498	ROMA	G66	30419	Hannover	Hohensteinweg	20	Garage	Garage
10499	ROMA	G67	30419	Hannover	Hohensteinweg	20	Garage	Garage
10500	ROMA	G68	30419	Hannover	Hohensteinweg	20	Garage	Garage
10501	ROMA	G69	30419	Hannover	Hohensteinweg	20	Garage	Garage
10502	ROMA	G70	30419	Hannover	Hohensteinweg	20	Garage	Garage
10617	ROMA	G40	30419	Hannover	Hohensteinweg	22	Garage	Garage
10618	ROMA	G41	30419	Hannover	Hohensteinweg	22	Garage	Garage
10619	ROMA	G42	30419	Hannover	Hohensteinweg	22	Garage	Garage
10620	ROMA	G43	30419	Hannover	Hohensteinweg	22	Garage	Garage
10621	ROMA	G44	30419	Hannover	Hohensteinweg	22	Garage	Garage
10622	ROMA	G45	30419	Hannover	Hohensteinweg	22	Garage	Garage
10623	ROMA	G46	30419	Hannover	Hohensteinweg	22	Garage	Garage
10624	ROMA	G47	30419	Hannover	Hohensteinweg	22	Garage	Garage
10625	ROMA	G48	30419	Hannover	Hohensteinweg	22	Garage	Garage
10626	ROMA	G49	30419	Hannover	Hohensteinweg	22	Garage	Garage
10616	ROMA	58	30419	Hannover	Hohensteinweg	26	sonstiges	Keller
11326	ROMA	G15	30419	Hannover	Hohensteinweg	28	Garage	Garage
10695	ROMA	G16	30419	Hannover	Hohensteinweg	28	Garage	Garage
10696	ROMA	G17	30419	Hannover	Hohensteinweg	28	Garage	Garage
10697	ROMA	G18	30419	Hannover	Hohensteinweg	28	Garage	Garage
10698	ROMA	G19	30419	Hannover	Hohensteinweg	28	Garage	Garage
10699	ROMA	G20	30419	Hannover	Hohensteinweg	28	Garage	Garage
10694	ROMA	G21	30419	Hannover	Hohensteinweg	28	Garage	Garage
10700	ROMA	G22	30419	Hannover	Hohensteinweg	28	Garage	Garage
10701	ROMA	G23	30419	Hannover	Hohensteinweg	28	Garage	Garage
10702	ROMA	G24	30419	Hannover	Hohensteinweg	28	Garage	Garage
10703	ROMA	G25	30419	Hannover	Hohensteinweg	28	Garage	Garage
10704	ROMA	G26	30419	Hannover	Hohensteinweg	28	Garage	Garage
10576	ROMA	01	30419	Hannover	Süntelstr.	19	Wohnung	Wohnung	EG.	links vorne	63.93
10577	ROMA	02	30419	Hannover	Süntelstr.	19	Wohnung	Wohnung	EG.	rechts	64.77
10578	ROMA	03	30419	Hannover	Süntelstr.	19	Wohnung	Wohnung	1. OG.	links	63.93
10579	ROMA	04	30419	Hannover	Süntelstr.	19	Wohnung	Wohnung	1. OG.	rechts	64.77
10580	ROMA	05	30419	Hannover	Süntelstr.	19	Wohnung	Wohnung	2. OG.	links	63.93
10581	ROMA	06	30419	Hannover	Süntelstr.	19	Wohnung	Wohnung	2. OG.	rechts	64.77
10582	ROMA	07	30419	Hannover	Süntelstr.	19	Wohnung	Wohnung	3. OG.	links	63.93
10583	ROMA	08	30419	Hannover	Süntelstr.	19	Wohnung	Wohnung	3. OG.	rechts	64.77
10427	ROMA	25	30419	Hannover	Süntelstr.	14	sonstiges	Waschhaus	KG		43.80
10428	ROMA	26	30419	Hannover	Süntelstr.	14	sonstiges	Waschhaus	KG		56.60

10705	ROMA	G01	30419	Hannover	Süntelstr.	14	Garage	Garage
10706	ROMA	G02	30419	Hannover	Süntelstr.	14	Garage	Garage
10707	ROMA	G03	30419	Hannover	Süntelstr.	14	Garage	Garage
10708	ROMA	G04	30419	Hannover	Süntelstr.	14	Garage	Garage
10709	ROMA	G05	30419	Hannover	Süntelstr.	14	Garage	Garage
10710	ROMA	G06	30419	Hannover	Süntelstr.	14	Garage	Garage
10711	ROMA	G07	30419	Hannover	Süntelstr.	14	Garage	Garage
10712	ROMA	G08	30419	Hannover	Süntelstr.	14	Garage	Garage
10713	ROMA	G09	30419	Hannover	Süntelstr.	14	Garage	Garage
10714	ROMA	G10	30419	Hannover	Süntelstr.	14	Garage	Garage
10715	ROMA	G11	30419	Hannover	Süntelstr.	14	Garage	Garage
10716	ROMA	G12	30419	Hannover	Süntelstr.	14	Garage	Garage
10717	ROMA	G13	30419	Hannover	Süntelstr.	14	Garage	Garage
10718	ROMA	G14	30419	Hannover	Süntelstr.	14	Garage	Garage
10719	ROMA	G15	30419	Hannover	Süntelstr.	14	Garage	Garage
10720	ROMA	G16	30419	Hannover	Süntelstr.	14	Garage	Garage
10721	ROMA	G17	30419	Hannover	Süntelstr.	14	Garage	Garage
10722	ROMA	G18	30419	Hannover	Süntelstr.	14	Garage	Garage
10723	ROMA	G19	30419	Hannover	Süntelstr.	14	Garage	Garage
10724	ROMA	G20	30419	Hannover	Süntelstr.	14	Garage	Garage
10725	ROMA	G21	30419	Hannover	Süntelstr.	14	Garage	Garage
10726	ROMA	G22	30419	Hannover	Süntelstr.	14	Garage	Garage
10727	ROMA	G23	30419	Hannover	Süntelstr.	14	Garage	Garage
10728	ROMA	G24	30419	Hannover	Süntelstr.	14	Garage	Garage
10729	ROMA	G25	30419	Hannover	Süntelstr.	14	Garage	Garage
10730	ROMA	G26	30419	Hannover	Süntelstr.	14	Garage	Garage
10731	ROMA	G27	30419	Hannover	Süntelstr.	14	Garage	Garage
10732	ROMA	G28	30419	Hannover	Süntelstr.	14	Garage	Garage
10733	ROMA	G29	30419	Hannover	Süntelstr.	14	Garage	Garage
10734	ROMA	G30	30419	Hannover	Süntelstr.	14	Garage	Garage
10735	ROMA	G31	30419	Hannover	Süntelstr.	14	Garage	Garage
10736	ROMA	G32	30419	Hannover	Süntelstr.	14	Garage	Garage
11569	Toskana	019	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	EG.	links	38.63
11570	Toskana	020	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	EG.	links	37.95
11571	Toskana	021	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	EG.	rechts	11.27
11572	Toskana	022	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	1. OG.	links	59.26
11574	Toskana	023	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	1. OG.	rechts	46.91
11575	Toskana	024	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	2. OG.	links	59.26
11576	Toskana	025	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	2. OG.	rechts	48.20
11577	Toskana	026	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	3. OG.	links	60.35
11579	Toskana	027	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	3. OG.	rechts	48.98
11588	Toskana	028	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	4. OG.	links	59.34
11589	Toskana	029	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	4. OG.	rechts	47.27
11590	Toskana	030	52066	Aachen	Jägerstr.	22 A	Wohnung	Wohnung	DG.	rechts	59.91
11549	Toskana	001	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	EG.	links	35.42
11551	Toskana	002	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	EG.	rechts	62.80
11552	Toskana	003	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	1. OG.	links	43.10
11553	Toskana	004	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	1. OG.	rechts	64.06
11554	Toskana	005	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	2. OG.	links	43.50
11555	Toskana	006	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	2. OG.	rechts	64.66
11556	Toskana	007	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	3. OG.	links	44.50
11557	Toskana	008	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	3. OG.	rechts	65.68
11558	Toskana	009	52066	Aachen	Kapitelstr.	2	Wohnung	Wohnung	DG.	links	56.40
11559	Toskana	010	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	EG.	links	35.63
11560	Toskana	011	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	EG.	rechts	35.49
11562	Toskana	012	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	1. OG.	links	62.92
11563	Toskana	013	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	1. OG.	rechts	43.95
11564	Toskana	014	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	2. OG.	links	63.43
11565	Toskana	015	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	2. OG.	rechts	44.08
11566	Toskana	016	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	3. OG.	links	64.08
11567	Toskana	017	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	3. OG.	rechts	44.85
11568	Toskana	018	52066	Aachen	Kapitelstr.	4	Wohnung	Wohnung	DG.	rechts	56.52
11622	Toskana	043	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	EG.	links	53.42
11625	Toskana	044	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	EG.	rechts	53.33
11640	Toskana	045	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	1. OG.	links	54.40
11641	Toskana	046	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	1. OG.	rechts	61.72
11642	Toskana	047	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	2. OG.	links	55.31
11643	Toskana	048	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	2. OG.	rechts	61.94
11644	Toskana	049	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	3. OG.	links	55.78
11645	Toskana	050	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	3. OG.	rechts	62.10
11646	Toskana	051	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	4. OG.	links	55.97
11647	Toskana	052	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	4. OG.	rechts	62.70
11648	Toskana	053	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	DG.	rechts	44.84
11649	Toskana	054	52066	Aachen	Pfeilstr.	1 A	Wohnung	Wohnung	DG.	links	32.21
11591	Toskana	031	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	EG.	links	95.30
11592	Toskana	032	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	EG.	rechts	51.07
11594	Toskana	033	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	1. OG.	links	94.03
11599	Toskana	034	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	1. OG.	rechts	59.26
11601	Toskana	035	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	2. OG.	links	94.37
11604	Toskana	036	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	2. OG.	rechts	59.76
11606	Toskana	037	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	3. OG.	links	95.70
11608	Toskana	038	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	3. OG.	rechts	60.06
11610	Toskana	039	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	4. OG.	links	96.64
11613	Toskana	040	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	4. OG.	rechts	59.87
11615	Toskana	041	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	DG.	links	59.38
11618	Toskana	042	52066	Aachen	Pfeilstr.	1	Wohnung	Wohnung	DG.	rechts	44.75
11650	Toskana	055	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	EG.	links	54.69
11651	Toskana	056	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	EG.	rechts	53.80
11652	Toskana	057	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	1. OG.	links	61.72
11653	Toskana	058	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	1. OG.	rechts	54.30
11654	Toskana	059	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	2. OG.	links	61.78
11661	Toskana	060	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	2. OG.	rechts	54.53
11655	Toskana	061	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	3. OG.	links	62.18
11656	Toskana	062	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	3. OG.	rechts	54.33
11657	Toskana	063	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	4. OG.	links	62.84
11658	Toskana	064	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	4. OG.	rechts	55.10
11659	Toskana	065	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	DG.	rechts	31.42
11660	Toskana	066	52066	Aachen	Pfeilstr.	3	Wohnung	Wohnung	DG.	links	44.97
11504	Toskana	001	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		37.29
11505	Toskana	002	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		73.04
11506	Toskana	003	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		49.83
11507	Toskana	004	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		37.19
11508	Toskana	005	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		37.19
11509	Toskana	006	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		37.19
11510	Toskana	007	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		36.87
11511	Toskana	008	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		37.19
11512	Toskana	009	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		37.19
11513	Toskana	010	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		49.83
11514	Toskana	011	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	EG.		37.29
11515	Toskana	012	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		49.83
11516	Toskana	013	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		37.29
11517	Toskana	014	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		37.19
11518	Toskana	015	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		37.19
11519	Toskana	016	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		37.19
11520	Toskana	017	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		37.19
11521	Toskana	018	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		37.19
11522	Toskana	019	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		49.83
11523	Toskana	020	59755	Arnsberg	Am Neheimer Kopf	35	Wohnung	Wohnung	1. OG.		36.87
11524	Toskana	001	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	EG.		50.11
11525	Toskana	002	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	EG.		43.20
11526	Toskana	003	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	EG.		45.35
11527	Toskana	004	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	EG.		63.14
11528	Toskana	005	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	EG.		53.47
11529	Toskana	006	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	EG.		43.25
11530	Toskana	007	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	EG.		43.25
11531	Toskana	008	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	EG.		50.11
11532	Toskana	009	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	1. OG.		50.11
11533	Toskana	010	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	1. OG.		43.20

11534	Toskana	011	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	1. OG.		45.35
11535	Toskana	012	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	1. OG.		63.14
11536	Toskana	013	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	1. OG.		53.47
11537	Toskana	014	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	1. OG.		43.25
11538	Toskana	015	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	1. OG.		43.25
11539	Toskana	016	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	1. OG.		50.11
11540	Toskana	017	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	2. OG.		50.11
11541	Toskana	018	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	2. OG.		43.20
11542	Toskana	019	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	2. OG.		45.35
11543	Toskana	020	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	2. OG.		63.14
11544	Toskana	021	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	2. OG.		53.47
11545	Toskana	022	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	2. OG.		43.25
11546	Toskana	023	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	2. OG.		43.25
11547	Toskana	024	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	2. OG.		50.11
11548	Toskana	025	59755	Arnsberg	Elbingstr.	1—3	Wohnung	Wohnung	UG		90.57
11832	Toskana	026	59755	Arnsberg	Elbingstr.	1—3	Garage	Garage
11834	Toskana	027	59755	Arnsberg	Elbingstr.	1—3	Garage	Garage
11836	Toskana	028	59755	Arnsberg	Elbingstr.	1—3	Garage	Garage
11839	Toskana	029	59755	Arnsberg	Elbingstr.	1—3	Stellplatz	Stellplatz
11840	Toskana	030	59755	Arnsberg	Elbingstr.	1—3	Stellplatz	Stellplatz
11842	Toskana	031	59755	Arnsberg	Elbingstr.	1—3	Stellplatz	Stellplatz
11028	Toskana	001	44575	Castrop-Rauxel	Hangweg	14	Wohnung	Wohnung	EG.	links	63.82
11042	Toskana	002	44575	Castrop-Rauxel	Hangweg	14	Wohnung	Wohnung	EG.	rechts	63.56
11043	Toskana	003	44575	Castrop-Rauxel	Hangweg	14	Wohnung	Wohnung	1. OG.	links	63.82
11044	Toskana	004	44575	Castrop-Rauxel	Hangweg	14	Wohnung	Wohnung	1. OG.	rechts	64.23
11045	Toskana	005	44575	Castrop-Rauxel	Hangweg	14	Wohnung	Wohnung	2. OG.	links	63.82
11046	Toskana	006	44575	Castrop-Rauxel	Hangweg	14	Wohnung	Wohnung	2. OG.	rechts	64.23
11047	Toskana	007	44575	Castrop-Rauxel	Hangweg	16	Wohnung	Wohnung	EG.	links	63.56
11048	Toskana	008	44575	Castrop-Rauxel	Hangweg	16	Wohnung	Wohnung	EG.	rechts	63.82
11049	Toskana	009	44575	Castrop-Rauxel	Hangweg	16	Wohnung	Wohnung	1. OG.	links	64.23
11050	Toskana	010	44575	Castrop-Rauxel	Hangweg	16	Wohnung	Wohnung	1. OG.	rechts	63.82
11051	Toskana	011	44575	Castrop-Rauxel	Hangweg	16	Wohnung	Wohnung	2. OG.	links	64.23
11052	Toskana	012	44575	Castrop-Rauxel	Hangweg	16	Wohnung	Wohnung	2. OG.	rechts	63.82
11053	Toskana	013	44575	Castrop-Rauxel	Wilhelmstr.	69 A	Wohnung	Wohnung	EG.	links	47.64
11054	Toskana	014	44575	Castrop-Rauxel	Wilhelmstr.	69 A	Wohnung	Wohnung	EG.	rechts	47.64
11055	Toskana	015	44575	Castrop-Rauxel	Wilhelmstr.	69 A	Wohnung	Wohnung	1. OG.	links	48.38
11056	Toskana	016	44575	Castrop-Rauxel	Wilhelmstr.	69 A	Wohnung	Wohnung	1. OG.	rechts	48.38
11057	Toskana	017	44575	Castrop-Rauxel	Wilhelmstr.	69 A	Wohnung	Wohnung	2. OG.	links	48.38
11058	Toskana	018	44575	Castrop-Rauxel	Wilhelmstr.	69 A	Wohnung	Wohnung	2. OG.	rechts	48.38
11059	Toskana	019	44575	Castrop-Rauxel	Wilhelmstr.	69 B	Wohnung	Wohnung	EG.	links	47.64
11060	Toskana	020	44575	Castrop-Rauxel	Wilhelmstr.	69 B	Wohnung	Wohnung	EG.	rechts	47.64
11061	Toskana	021	44575	Castrop-Rauxel	Wilhelmstr.	69 B	Wohnung	Wohnung	1. OG.	links	48.38
11062	Toskana	022	44575	Castrop-Rauxel	Wilhelmstr.	69 B	Wohnung	Wohnung	1. OG.	rechts	48.38
11063	Toskana	023	44575	Castrop-Rauxel	Wilhelmstr.	69 B	Wohnung	Wohnung	2. OG.	links	48.38
11064	Toskana	024	44575	Castrop-Rauxel	Wilhelmstr.	69 B	Wohnung	Wohnung	2. OG.	rechts	48.38
11065	Toskana	025	44575	Castrop-Rauxel	Wilhelmstr.	69 C	Wohnung	Wohnung	EG.	links	47.64
11066	Toskana	026	44575	Castrop-Rauxel	Wilhelmstr.	69 C	Wohnung	Wohnung	EG.	rechts	47.64
11067	Toskana	027	44575	Castrop-Rauxel	Wilhelmstr.	69 C	Wohnung	Wohnung	1. OG.	links	48.38
11068	Toskana	028	44575	Castrop-Rauxel	Wilhelmstr.	69 C	Wohnung	Wohnung	1. OG.	rechts	48.38
11069	Toskana	029	44575	Castrop-Rauxel	Wilhelmstr.	69 C	Wohnung	Wohnung	2. OG.	links	48.38
11070	Toskana	030	44575	Castrop-Rauxel	Wilhelmstr.	69 C	Wohnung	Wohnung	2. OG.	rechts	48.38
11071	Toskana	031	44575	Castrop-Rauxel	Wilhelmstr.	71 A	Wohnung	Wohnung	EG.	links	47.43
11072	Toskana	032	44575	Castrop-Rauxel	Wilhelmstr.	71 A	Wohnung	Wohnung	EG.	rechts	47.43
11073	Toskana	033	44575	Castrop-Rauxel	Wilhelmstr.	71 A	Wohnung	Wohnung	1. OG.	links	47.43
11074	Toskana	034	44575	Castrop-Rauxel	Wilhelmstr.	71 A	Wohnung	Wohnung	1. OG.	rechts	47.43
11075	Toskana	035	44575	Castrop-Rauxel	Wilhelmstr.	71 A	Wohnung	Wohnung	2. OG.	links	47.43
11076	Toskana	036	44575	Castrop-Rauxel	Wilhelmstr.	71 A	Wohnung	Wohnung	2. OG.	rechts	47.43
11077	Toskana	037	44575	Castrop-Rauxel	Wilhelmstr.	71 B	Wohnung	Wohnung	EG.	links	47.43
11078	Toskana	038	44575	Castrop-Rauxel	Wilhelmstr.	71 B	Wohnung	Wohnung	EG.	rechts	47.43
11079	Toskana	039	44575	Castrop-Rauxel	Wilhelmstr.	71 B	Wohnung	Wohnung	1. OG.	links	47.43
11080	Toskana	040	44575	Castrop-Rauxel	Wilhelmstr.	71 B	Wohnung	Wohnung	1. OG.	rechts	47.43
11081	Toskana	041	44575	Castrop-Rauxel	Wilhelmstr.	71 B	Wohnung	Wohnung	2. OG.	links	47.43
11082	Toskana	042	44575	Castrop-Rauxel	Wilhelmstr.	71 B	Wohnung	Wohnung	2. OG.	rechts	47.43
11083	Toskana	043	44575	Castrop-Rauxel	Wilhelmstr.	71 C	Wohnung	Wohnung	EG.	links	47.43
11084	Toskana	044	44575	Castrop-Rauxel	Wilhelmstr.	71 C	Wohnung	Wohnung	EG.	rechts	47.43
11086	Toskana	045	44575	Castrop-Rauxel	Wilhelmstr.	71 C	Wohnung	Wohnung	1. OG.	links	47.43
11088	Toskana	046	44575	Castrop-Rauxel	Wilhelmstr.	71 C	Wohnung	Wohnung	1. OG.	rechts	47.43
11089	Toskana	047	44575	Castrop-Rauxel	Wilhelmstr.	71 C	Wohnung	Wohnung	2. OG.	links	47.43
11090	Toskana	048	44575	Castrop-Rauxel	Wilhelmstr.	71 C	Wohnung	Wohnung	2. OG.	rechts	47.43
11444	Toskana	001	45525	Hattingen	Oststr.	11	Wohnung	Wohnung	EG.		69.36
11445	Toskana	002	45525	Hattingen	Oststr.	11	Wohnung	Wohnung	1. OG.	links	42.95
11446	Toskana	003	45525	Hattingen	Oststr.	11	Wohnung	Wohnung	1. OG.	rechts	39.49
11447	Toskana	004	45525	Hattingen	Oststr.	11	Wohnung	Wohnung	2. OG.	links	41.66
11448	Toskana	005	45525	Hattingen	Oststr.	11	Wohnung	Wohnung	2. OG.	rechts	39.49
11449	Toskana	006	45525	Hattingen	Oststr.	11	Wohnung	Wohnung	DG.	links	37.39
11450	Toskana	007	45525	Hattingen	Oststr.	11	Wohnung	Wohnung	DG.	rechts	37.39
11451	Toskana	008	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	EG.	links	58.34
11452	Toskana	009	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	EG.	mitte	42.14
11453	Toskana	010	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	EG.	rechts	55.45
11454	Toskana	011	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	1. OG.	links	60.28
11455	Toskana	012	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	1. OG.	mitte	44.16
11456	Toskana	013	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	1. OG.	rechts	57.32
11457	Toskana	014	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	2. OG.	links	60.28
11458	Toskana	015	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	2. OG.	mitte	44.16
11459	Toskana	016	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	2. OG.	rechts	57.32
11460	Toskana	017	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	DG.	links	45.30
11461	Toskana	018	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	DG.	mitte	29.90
11462	Toskana	019	45525	Hattingen	Oststr.	12	Wohnung	Wohnung	DG.	rechts	42.09
11463	Toskana	020	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	EG.	links	66.45
11464	Toskana	021	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	EG.	rechts	38.05
11465	Toskana	022	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	1. OG.	links	69.16
11466	Toskana	023	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	1. OG.	rechts	46.61
11467	Toskana	024	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	2. OG.	links	71.49
11468	Toskana	025	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	2. OG.	rechts	46.61
11469	Toskana	026	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	3. OG.	links	69.16
11470	Toskana	027	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	3. OG.	rechts	46.61
11471	Toskana	028	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	4. OG.	links	65.04
11472	Toskana	029	45525	Hattingen	Schulstr.	35	Wohnung	Wohnung	4. OG.	rechts	45.73
11485	Toskana	013	44652	Herne	Märkische Str.	3 A	Wohnung	Wohnung	EG.	links	63.83
11486	Toskana	014	44652	Herne	Märkische Str.	3 A	Wohnung	Wohnung	EG.	rechts	63.68
11487	Toskana	015	44652	Herne	Märkische Str.	3 A	Wohnung	Wohnung	1. OG.	links	67.39
11488	Toskana	016	44652	Herne	Märkische Str.	3 A	Wohnung	Wohnung	1. OG.	rechts	66.02
11489	Toskana	017	44652	Herne	Märkische Str.	3 A	Wohnung	Wohnung	2. OG.	links	67.33
11490	Toskana	018	44652	Herne	Märkische Str.	3 A	Wohnung	Wohnung	2. OG.	rechts	67.68
11491	Toskana	019	44652	Herne	Märkische Str.	3 A	Wohnung	Wohnung	3. OG.	links	68.50
11492	Toskana	020	44652	Herne	Märkische Str.	3 A	Wohnung	Wohnung	3. OG.	rechts	68.88
11473	Toskana	001	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	EG.	links	52.67
11474	Toskana	002	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	EG.	mitte	43.99
11475	Toskana	003	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	EG.	rechts	53.55
11476	Toskana	004	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	1. OG.	links	54.72
11477	Toskana	005	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	1. OG.	mitte	44.78
11478	Toskana	006	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	1. OG.	rechts	55.76
11479	Toskana	007	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	2. OG.	links	55.81
11480	Toskana	008	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	2. OG.	mitte	45.49
11481	Toskana	009	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	2. OG.	rechts	57.28
11482	Toskana	010	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	3. OG.	links	56.03
11483	Toskana	011	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	3. OG.	mitte	46.15
11484	Toskana	012	44652	Herne	Märkische Str.	3	Wohnung	Wohnung	3. OG.	rechts	57.67
11493	Toskana	021	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	EG.	links	65.43
11494	Toskana	022	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	EG.	rechts	57.74
11495	Toskana	023	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	1. OG.	links	55.43
11496	Toskana	024	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	1. OG.	mitte	44.09
11497	Toskana	025	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	1. OG.	rechts	58.26
11498	Toskana	026	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	2. OG.	links	55.30
11499	Toskana	027	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	2. OG.	mitte	45.03
11500	Toskana	028	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	2. OG.	rechts	58.96
11501	Toskana	029	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	3. OG.	links	55.01
11502	Toskana	030	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	3. OG.	mitte	33.05

11503	Toskana	031	44652	Herne	Märkische Str.	5	Wohnung	Wohnung	3. OG.	rechts	73.29
11691	Toskana	001	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	EG.	links	46.52
11692	Toskana	002	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	EG.	mitte	41.77
11693	Toskana	003	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	EG.	rechts	46.52
11694	Toskana	004	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	1. OG.	links	46.52
11695	Toskana	005	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	1. OG.	mitte	41.77
11696	Toskana	006	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	1. OG.	rechts	46.52
11697	Toskana	007	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	2. OG.	links	46.52
11698	Toskana	008	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	2. OG.	mitte	41.77
11699	Toskana	009	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	2. OG.	rechts	46.52
11700	Toskana	010	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	DG.	links	47.67
11701	Toskana	011	58300	Wetter (Ruhr)	Bismarckstr.	11	Wohnung	Wohnung	DG.	rechts	46.03
11702	Toskana	012	58300	Wetter (Ruhr)	Bismarckstr.	13	Wohnung	Wohnung	EG.	links	59.13
11703	Toskana	013	58300	Wetter (Ruhr)	Bismarckstr.	13	Wohnung	Wohnung	EG.	rechts	59.13
11704	Toskana	014	58300	Wetter (Ruhr)	Bismarckstr.	13	Wohnung	Wohnung	1. OG.	links	59.13
11705	Toskana	015	58300	Wetter (Ruhr)	Bismarckstr.	13	Wohnung	Wohnung	1. OG.	rechts	59.13
11706	Toskana	016	58300	Wetter (Ruhr)	Bismarckstr.	13	Wohnung	Wohnung	2. OG.	links	59.13
11707	Toskana	017	58300	Wetter (Ruhr)	Bismarckstr.	13	Wohnung	Wohnung	2. OG.	rechts	59.13
11708	Toskana	018	58300	Wetter (Ruhr)	Bismarckstr.	13	Wohnung	Wohnung	DG.	rechts	42.31
11709	Toskana	019	58300	Wetter (Ruhr)	Bismarckstr.	13	Wohnung	Wohnung	DG.	links	43.24
11805	Toskana	020	58300	Wetter (Ruhr)	Bismarckstr.	13	Garage	Garage
11806	Toskana	021	58300	Wetter (Ruhr)	Bismarckstr.	13	Garage	Garage
11807	Toskana	022	58300	Wetter (Ruhr)	Bismarckstr.	13	Stellplatz	Stellplatz
11808	Toskana	023	58300	Wetter (Ruhr)	Bismarckstr.	13	Stellplatz	Stellplatz
11809	Toskana	024	58300	Wetter (Ruhr)	Bismarckstr.	13	Stellplatz	Stellplatz
11810	Toskana	025	58300	Wetter (Ruhr)	Bismarckstr.	13	Stellplatz	Stellplatz

Schedule 1 C

Mozart II and Grille Portfolio

Portfolio	Adress	Locations	Area	Living space sqm	Total space sqm	Units total	Garages	Carports
Mozart II	Am Schleifweg 6 und 6a	Alsbach-Hähnlein	Bergstraße	1,260	1,260	16		26
Mozart II	Am Großen Weichweg 14-20	Biblis	Bergstraße	934	934	12		12
Mozart II	Am Großen Weichweg 22-24	Biblis	Bergstraße	325	325	6		6
Mozart II	Richard-Wagner-str. 28	Biblis	Bergstraße	472	472	6		7
Mozart II	Johan-Sebastian-Bach-Str. 34	Einhausen	Bergstraße	638	638	9	2	8
Mozart II	Wiesenstr. 18	Gadernheim	Bergstraße	293	293	4
Mozart II	Wiesenstr. 25	Gadernheim	Bergstraße	317	317	4
Mozart II	Rebenstr. 20	Heppenheim	Bergstraße	210	210	2
Mozart II	Darmstädter Str. 114-118	Bensheim	Bergstraße	1,078	1,078	16	4	16
Mozart II	Spessartstr. 22,24	Bensheim	Bergstraße	117	117	2	2
Mozart II	Darmstädter Str. 23-25a	Heppenheim	Bergstraße	987	987	6
Mozart II	Hauptstraße 9	Zwingenberg	Bergstraße	384	384	6		5
Mozart II	Neckarstr. 1a	Zwingenberg-Rodau	Bergstraße	475	475	6		8
Mozart II	Heidelberger Str. 13a	Zwingenberg	Bergstraße	351	351	4		6
Mozart II	Lange Hart 8	Zwingenberg	Bergstraße	296	296	4		4
Mozart II	Lange Hart 8a	Zwingenberg	Bergstraße	323	323	6		6
Mozart II	Annastr. 77a	Zwingenberg	Bergstraße	417	417	6		6
Grille	Hermann-Köster-Weg 6-12, 5, 7, Portendieckstr. 98-104	Essen		5,179	5,179	68	26	58

Fabiola 2 Portfolio

Portfolio	Adress	Locations	Area	Living space sqm	Total space sqm	Units flats	Units comm.	Units total	Garages	Carports
Fabiola 2	Paulusgarten 1, 2, 3, 4, 6	Lollar	Hessen	7,768	7,768	86		86
Fabiola 2	Paulusgarten 5, 7, 31, 33, 35, 37	Lollar	Hessen	3,007	3,007	30		30
Fabiola 2	Paulusgarten 39	Lollar	Hessen						114	55

PART D Permitted Encumbrances and Permitted Indebtedness

69

Objekt Frank

Betrag / Amount		Bank	Belastetes Grundstück / Property	Straße / Street	Ort / City	Zuordnung / Borrower
3.200.000,00	€	Bayerische Landesbodenkreditanstalt	Flst. 621/22	Finkenweg 4 a, 4 b,12 a, 12 b, 20 a, 20b, 26a, 26 b, 34a, 34b	Augsburg-Oberhausen	IWG Wohnen 1. Objektgesellschaft
1.168.600,00	DM	Bayerische Landesbodenkreditanstalt	1237/101	Euler-Chelpin-Str. 30 b, 30c, 32b, 32 c, 34 b und 34 c	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/104	An der Behringer Straße, Tiefgarage	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
18.000.000,00	€	Bayerische Landesbodenkreditanstalt	1237/101	Euler-Chelpin-Str. 30 b, 30c, 32b, 32 c, 34 b und 34 c	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/104	An der Behringer Straße, Tiefgarage	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1236/103	An der Euler-Chelpin-Str., Grünland	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/92	Euler-Chelpin-Str. 34 und 34 a	Aug	IWG Wohnen 1. Objektgesellschaft
			1237/6	Euler-Chelpinstr. 1,1a, 3,3a, 5,5a	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/20	Euler-Chelpin-Str. 2,4,6,8,10 und Curtiusstr. 3	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/94	An der Curtiusstr., Grünland	Augsburg Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/85	Euler-Chelpin-Str. 12,14,16,18,20,22,24,26,28	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/91	Euler-Chelpin-str. 30, 30 a, 32, 32 a	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1236/2	Euler-Chelpin-Str. 36	Augsburg-Lechhausen	IWG Wohnen 4. Objektgesellschaft
			1237/89	Euler-Chelpin-Str. 15	Augsburg-Lechhausen	IWG Wohnen 4. Objektgesellschaft
1.388.000,00	DM	Bayerische Landesbodenkreditanstalt	2956/4	Rheinbergerstr. 1,3,5,7,9 und 11	Ingolstadt	IWG Wohnen 1. Objektgesellschaft
2.800.000,00	DM	Bayerische Landesbodenkreditanstalt	2952/1	Rheinbergerstr. 13,15,17,19,21 und 23	Ingolstadt	IWG Wohnen 1. Objektgesellschaft
35.000,00	DM	Bayerische Landesbodenkreditanstalt	1236/103	An der Euler-Chelpin-Str., Grünland	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/92	Euler-Chelpin-Str. 34 und 34 a	Augsburg Lechhausen	IWG Wohnen 1. Objektgesellschaft
180.000,00	DM	Bayerische Landesbodenkreditanstalt	1237/6	Euler-Chelpinstr. 1,1a, 3,3a, 5,5a	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/20	Euler-Chelpin-Str. 2,4,6,8,10 und Curtiusstr. 3	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
			1237/94	An der Curtiusstr., Grünland	Augsburg Lechhausen	IWG Wohnen 1. Objektgesellschaft
150.000,00	DM	Bayerische Landesbodenkreditanstalt	1237/85	Euler-Chelpin-Str. 12,14,16,18,20,22,24,26,28	Augsburg-Lechhausen	IWG Wohnen 1. Objektgesellschaft
2.100.000,00	€	Bayerische Landesbodenkreditanstalt	Flst. 3034/26	Trettachstr. 41, 43, 45, 47,49	Augsburg-Hochzoll	IWG Wohnen 4. Objektgesellschaft
516.150,00	DM	Bayerische Landesbodenkreditanstalt	Flst. 562/9	Rosenstraße 37	Fürth	IWG Wohnen 4. Objektgesellschaft
587.090,00	DM	Bayerische Landesbodenkreditanstalt	Flst. 562/7	Schlehenstraße 3,5	Fürth	IWG Wohnen 4. Objektgesellschaft
643.800,00	DM	Bayerische Landesbodenkreditanstalt	Flst. 562/14	Rosenstraße 33,35	Fürth	IWG Wohnen 4. Objektgesellschaft
1.040.000,00	DM	AUDI NSU Auto Union	Flst. 2956/4	Rheinbergerstr. 1,3,5,7,9 und 11	Ingolstadt	IWG Wohnen 1. Objektgesellschaft
1.410.000,00	DM	AUDI NSU Auto Union	Flst. 2952/1	Rheinbergerstr. 13,15,17,19,21 und 23	Ingolstadt	IWG Wohnen 1. Objektgesellschaft

Subsidised Loans: Frank

Property	loaner	loan-nr.	nominal amount	remainder of a debt 31.12.2006	bank balance 30.4.2007	effective rate of interest 2006 incl. administration costs	amortization 2006	annuity p.a.	paying dates	term of the loan	acquisition public funds	property company	interest loan	administration costs p.a.
WIE 6111	Bayer.
Fürth	Landesbodenkredi
	tanstalt	100331500964	33.233,97	24.427,02 €	24.260,85 €	166,17 €	498,50 €	498,50 €	15.3./15.9.	15.09.2080	24.260,85 €	4.OG	0,00	166,17 €
	Bayer.
	Landesbodenkredi
	tanstalt	100931500694	69.024,40	50.732,97 €	50.387,85 €	345,12 €	1.035,36 €	1.035,36 €	15.3./15.9.	15.09.2080	50.387,85 €	4.OG	0,00	345,12 €
	Bayer.
	Landesbodenkredi
	tanstalt	100431500694	63.911,49	46.974,96 €	46.655,40 €	319,56 €	958,68 €	958,68 €	15.3./15.9.	15.03.2080	46.655,40 €	4.OG	0,00	319,56 €
	Bayer.
	Landesbodenkredi
	tanstalt	98131500694	15.338,76	11.274,04 €	11.197,35 €	76,69 €	230,08 €	230,08 €	15.3./15.9.	15.09.2080	11.197,35 €	4.OG	0,00	76,69 €
	Bayer.
	Landesbodenkredi
	tanstalt	101031500694	23.008,13	16.910,99 €	16.795,95 €	115,04 €	345,12 €	345,12 €	15.3./15.9.	15.09.2080	16.795,95 €	4.OG	0,00	115,04 €
	Bayer.
	Landesbodenkredi
	tanstalt	100131500694	140.605,27	103.344,87 €	102.641,84 €	703,03 €	2.109,08 €	2.109,08 €	15.3./15.9.	15.03.2080	102.641,84 €	4.OG	0,00	703,03 €
	Bayer.
	Landesbodenkredi
	tanstalt	97731500694	38.346,89	28.185,03 €	27.993,30 €	191,73 €	575,20 €	575,20 €	15.3./15.9.	15.09.2080	27.993,30 €	4.OG	0,00	191,73 €
	Bayer.
	Landesbodenkredi
	tanstalt	97931500694	25.564,59	18.790,02 €	18.662,20 €	127,82 €	383,46 €	383,46 €	15.3./15.9.	15.09.2080	18.662,20 €	4.OG	0,00	127,82 €
	Bayer.
	Landesbodenkredi
	tanstalt	98231500694	20.451,68	15.032,01 €	14.929,75 €	102,26 €	306,78 €	306,78 €	15.3./15.9.	15.03.2080	14.929,75 €	4.OG	0,00	102,26 €
	Bayer.
	Landesbodenkredi
	tanstalt	101431500694	610.993,80	464.202,57 €	461.147,60 €	3.054,97 €	9.164,90 €	9.164,90 €	15.3./15.9.	15.09.2082	461.147,60 €	4.OG	0,00	3.054,97 €
	Bayer.
	Landesbodenkredi
	tanstalt	100631500694	219.855,51	161.593,81 €	160.494,53 €	1.099,28 €	3.297,84 €	3.297,84 €	15.3./15.9.	15.03.2080	160.494,53 €	4.OG	0,00	1.099,28 €
	Bayer.
	Landesbodenkredi
	tanstalt	97631500694	191.734,46	140.924,86 €	139.966,19 €	958,67 €	2.876,02 €	2.876,02 €	15.3./15.9.	15.09.2080	139.966,19 €	4.OG	0,00	958,67 €
	Bayer.
	Landesbodenkredi
	tanstalt	100731500694	437.154,56	321.308,64 €	319.122,87 €	2.185,77 €	6557,32	6557,32	15.3./15.9.	15.09.2080	319.122,87 €	4.OG	0,00	2.185,77 €
	Bayer.
	Landesbodenkredi
	tanstalt	101531500964	278.654,08	186.280,27 €	184.469,02 €	1.393,27 €	5015,78	5015,78	31.3./30.9.	31.03.2058	184.469,02 €	4.OG	0,00	1.393,27 €
	Bayer.
	Landesbodenkredi
	tanstalt	98031500694	5.112,92	3.758,06 €	3.732,50 €	25,56 €	76,68 €	76,68 €	15.3./15.9.	15.09.2080	3.732,50 €	4.OG	0,00	25,56 €
	Bayer.
	Landesbodenkredi
	tanstalt	100231500694	48.572,73	7.285,92 €	6.496,61 €	121,43 €	1.700,06 €	1.700,06 €	15.3./15.9.	15.09.2011	6.496,61 €	4.OG	0,00	121,43 €
	Bayer.
	Landesbodenkredi
	tanstalt	97831500694	2.249,68	1.624,22 €	1.610,63 €	23,43 €	38,42 €	50,60 €	15.3./15.9.	15.03.2056	1.610,63 €	4.OG	0,75	11,25 €
	Bayer.
	Landesbodenkredi
	tanstalt	101231500694	23.314,91	17.136,52 €	17.019,95 €	116,57 €	349,72 €	349,72 €	15.3./15.9.	15.09.2080	17.019,95 €	4.OG	0,00	116,57 €
	Bayer.
	Landesbodenkredi
	tanstalt	100831500694	23.008,13	16.910,99 €	16.795,95 €	115,04 €	345,12 €	345,12 €	15.3./15.9.	15.09.2080	16.795,95 €	4.OG	0,00	115,04 €
	Bayer.
	Landesbodenkredi
	tanstalt	101631500694	58.798,57	14.567,37 €	13.700,09 €	147,00 €	1.881,56 €	1.881,56 €	31.3./30.9.	31.03.2015	13.700,09 €	4.OG	0,00	147,00 €
	Bayer.
	Landesbodenkredi
	tanstalt	101731500694	299.105,75	222.833,81 €	221.338,28 €	1.495,53 €	4.486,58 €	4.486,58 €	31.3./30.9.	31.03.2081	221.338,28 €	4.OG	0,00	1.495,53 €
	Bayer.
	Landesbodenkredi
	tanstalt	99931500694	368.130,15	265.053,72 €	265.053,72 €	1.840,65 €	5.521,96 €	5.521,96 €	30.6./31.12.		265.053,72 €	4.OG	0,00	1.840,65 €
	Bayer.
	Landesbodenkredi
	tanstalt	97531500694	245.420,10	176.702,48 €	176.702,48 €	1.227,10 €	3.681,30 €	3.681,30 €	30.6./31.12.		176.702,48 €	4.OG	0,00	1.227,10 €
	Bayer.
	Landesbodenkredi
	tanstalt	100031500694	115.040,67	82.829,34 €	82.829,34 €	575,20 €	1.725,60 €	1.725,60 €	30.6./31.12.		82.829,34 €	4.OG	0,00	575,20 €
	Bayer.
	Landesbodenkredi
	tanstalt	97131500694	169.237,61	107.518,87 €	106.055,50 €	2.996,57 €	3.772,92 €	5.923,30 €	15.2./15.8.		106.055,50 €	4.OG	2,00	846,19 €
	Bayer.
	Landesbodenkredi
	tanstalt	98831500694	33.233,97	23.596,17 €	23.430,00 €	166,17 €	498,50 €	498,50 €	15.2./15.8.		23.430,00 €	4.OG	0,00	166,17 €
	Bayer.
	Landesbodenkredi
	tanstalt	98931500694	109.416,46	53.887,66 €	52.860,86 €	547,08 €	2.461,86 €	2.461,86 €	15.2./15.8.		52.860,86 €	4.OG	0,00	547,08 €
	Bayer.
	Landesbodenkredi
	tanstalt	99031500694	120.664,88	85.672,13	85.068,81	603,32	1.809,96	1.809,96	15.2./15.8.	15.02.2078	85.068,81 €	4.OG	0,00	603,32 €
	Bayer.
	Landesbodenkredi
	tanstalt	97331500694	57.264,69	38.665,89 €	38.216,83 €	962,97 €	1.184,45 €	1.861,10 €	15.2./15.8.	15.02.2039	38.216,83 €	4.OG	1,75	286,32 €
	Bayer.
	Landesbodenkredi
	tanstalt	113231500694	443.903,61	346.831,10 €	343.519,52 €	10.024,85 €	8.841,05 €	16.646,38 €	15.2./15.8.	15.08.2041	343.519,52 €	4.OG	2,25	2.219,52 €
	Bayer.
	Landesbodenkredi
	tanstalt	102331500694	118.619,72	89.557,91 €	88.964,81 €	593,10 €	1.779,30 €	1.779,30 €	31.3./30.9.	31.03.2082	88.964,81 €	4.OG	0,00	593,10 €
				3.144.414,22 €	3.122.120,58 €

	Stadt Fürth		282.233,12	282.233,12 €	282.233,12 €	to be determined	to be determined		15.3./15.9.			4.OG	to be determined
	Stadt Fürth		304.014,15	304.014,15 €	304.014,15 €	to be determined	to be determined		15.3./15.9.			4.OG	to be determined
	Stadt Fürth		20.451,68	20.451,68	20.451,68	to be determined	to be determined		15.3./15.9.			4.OG	to be determined
	Stadt Fürth		71.069,57	71.069,57 €	71.069,57 €	to be determined	to be determined		15.3./15.9.			4.OG	to be determined
	Stadt Fürth		141.116,56	141.116,56 €	141.116,56 €	to be determined	to be determined		15.3./15.9.			4.OG	to be determined
	Stadt Fürth		142.139,14	142.139,14 €	142.139,14 €	to be determined	to be determined		15.3./15.9.			4.OG	to be determined
	Stadt Fürth		152.007,08	152.007,08 €	152.007,08 €	to be determined	to be determined		15.3./15.9.			4.OG	to be determined
	Stadt Fürth		20.451,68	20.451,68 €	20.451,68 €	to be determined	to be determined		15.3./15.9.				to be determined
	Stadt Fürth		144.184,31	144.184,31 €	144.184,31 €	to be determined	to be determined		15.3./15.9.			4.OG	to be determined
	Stadt Fürth		72.092,16	72.092,16 €	72.092,16 €	to be determined	to be determined		15.3/15.9.			4.OG	to be determined
				1.349.759,45 €	1.349.759,45 €

Ingolstadt	AudiNSU		720.921,55		185.637,34 €
	Autounion AG				Restvaluta

			531.743,56		124.959,74 €
					Restvaluta

Subsidised Loans: Objekt Mozart II

Betrag / Amount		Bank	Belastetes Grundstück / Property	Straße / Street	Ort / City	Zuordnung / Borrower
1.288.000,00	DM	Landesbank Hessen Thüringen-Girozentrale	Flst. 540 und 543	Schleifweg 6 und 6 a	Alsbach	IWG Wohnen 4. Objektgesellschaft
1.069.000,00	DM	Gemeinde Alsbach	Flst. 540 und 543	Schleifweg 6 und 6 a	Alsbach	IWG Wohnen 4. Objektgesellschaft
1.262.000,00	DM	Hessische Landesbank Girozentrale	Flst. 436/1	Am großen Weichweg 14 - 20	Biblis	IWG Wohnen 4. Objektgesellschaft
600.000,00	DM	Gemeinde Biblis	Flst. 436/1	Am großen Weichweg 14 - 20	Biblis	IWG Wohnen 4. Objektgesellschaft
562.000,00	DM	Landesbank Hessen Thüringen-Girozentrale	Flst. 432/1	Am großen Weichweg 22 - 24	Biblis	IWG Wohnen 4. Objektgesellschaft
420.000,00	DM	Gemeinde Biblis	Flst. 432/1	Am großen Weichweg 22 - 24	Biblis	IWG Wohnen 4. Objektgesellschaft
585.000,00	DM	Hessische Landesbank Girozentrale	Flst. 491/1 und 215/1	Richard-Wagner-Str. 27	Biblis	IWG Wohnen 4. Objektgesellschaft
120.000,00	DM	Gemeinde Biblis	Flst. 491/1 und 215/1	Richard-Wagner-Str. 27	Biblis	IWG Wohnen 4. Objektgesellschaft
495.000,00	DM	Hessische Landesbank Girozentrale	Flst. 1221	Johann-Sebastian-Bach-Str. 34	Einhausen	IWG Wohnen 1. Objektgesellschaft
534.000,00	DM	Hessische Landesbank Girozentrale	Flst. 99/12 und Flst. 34/8	Hauptstraße, Hauptstr. 9 a	Zwingenberg	IWG Wohnen 4. Objektgesellschaft
210.000,00	DM	Stadt Zwingenberg	Flst. 99/12 und Flst. 34/8	Hauptstraße, Hauptstr. 9 a	Zwingenberg	IWG Wohnen 4. Objektgesellschaft
587.000,00	DM	Landesbank Hessen Thüringen-Girozentrale	Flst. 296/10	Neckarstraße 1 a	Zwingenberg-Rodau	IWG Wohnen 4. Objektgesellschaft
350.000,00	DM	Stadt Zwingenberg	Flst. 296/10	Neckarstraße 1 a	Zwingenberg-Rodau	IWG Wohnen 4. Objektgesellschaft
702.000,00	DM	Landesbank Hessen Thüringen-Girozentrale	Flst. 428/1 und 428/2	Heidelberger Str. 13 A	Zwingenberg	IWG Wohnen 4. Objektgesellschaft
120.000,00	DM	Stadt Zwingenberg	Flst. 428/1 und 428/2	Heidelberger Str. 13 A	Zwingenberg	IWG Wohnen 4. Objektgesellschaft
454.000,00	DM	Hessische Landesbank Girozentrale	Flst. 586/3	Lange Hart 8	Zwingenberg	IWG Wohnen 1. Objektgesellschaft
80.000,00	DM	Stadt Zwingenberg	Flst. 586/3	Lange Hart 8	Zwingenberg	IWG Wohnen 1. Objektgesellschaft
317.000,00	DM	Hessische Landesbank Girozentrale	Flst. 586/1	Lange Hart 8 A	Zwingenberg	IWG Wohnen 1. Objektgesellschaft
607.000,00	DM	Hessische Landesbank Girozentrale	Flst. 689	Annastr. 77 a	Zwingenberg	IWG Wohnen 4. Objektgesellschaft
100.000,00	DM	Stadt Zwingenberg	Flst. 689	Annastr. 77 a	Zwingenberg	IWG Wohnen 4. Objektgesellschaft
201.000,00	DM	Landesbank Hessen Thüringen-Girozentrale	Flst. 400	Im Schalbert 4	Unter-Hambach	IWG Wohnen 1. Objektgesellschaft

Mozart II

Finanzierungsübersicht / overview of the funding

Objekt / Property	Darlehnsgeber / Lender		Darlehens- nummer loan -nr.	gewährtes Darlehen / nominal amount	31.12.2006 Restschuld / remainder of a debt 31.12.2006	effektiver Zins- aufwand p.a. (lt. Zahlungsplan, inkl VKB) / effective rate of interest 2006 incl. administration costs	Tilgung p.a. / annuity p.a.	Laufzeitende / term of the loan	Übernahme öffentl. Mittel / acquisition public funds	Objektgesells chaft / property company	Tilgung / annuity p.a.	Zinssatz (nominal) / interest loan	VKB (Verwaltungs kostenbeitrag) administration costs p.a.

5. Liegenschaft 5	LTH	15202	7291129034	25.564,59	17.895,25 €	63,92 €	255,64 €	31.10.2076			1,00	0,00	0,25

Joh.-Seb.-Bach-Str. 34	LTH	15203	7291129042	227.524,89	96.748,75 €	5.329,51 €	8.050,33 €	31.03.2016		1. OG	(anfängl.Tilgung) 1,00	4,63	0,25
					114.644,00 €	5.393,43 €	8.305,97 €		114.644,00 €			0,0470

6. Liegenschaft
Wiesenstraße 18										1.OG
Gadernheim
					0,00 €	0,00 €	0,00 €

7. Liegenschaft					0,00 €	0,00 €	0,00 €
Wiesenstraße 25										1.OG
Gadernheim

4. Liegenschaft

Richard-Wagner-Str. 27	LTH	19603	7419230052	299.105,75	238.068,36 €	2.914,13 €	3.516,60 €	31.10.2059		4. OG	(anfängl.Tilgung) 1,00	0,90	0,25
Biblis	Gemeinde Biblis	19601		61.355,03	49.390,75 €	153,38 €	613,56 €				1,00	0,00	0,25
					287.459,11 €	3.067,51 €	4.130,16 €		287.459,11 €

2. Liegenschaft
Am Großen Weichweg 14-20	LTH	20203	7438075033	594.121,17	516.885,37 €	2.079,42 €	5.941,22 €	31.10.2093		4. OG	1,00	0,00	0,35
Biblis	Gemeinde Biblis	20201		306.775,13	263.826,57 €	0,00 €	3.067,76 €				1,00	0,00	0,00
					780.711,94 €	2.079,42 €	9.008,98 €		780.711,94 €

3. Liegenschaft	LTH	20302	7441553034	287.346,04	251.396,66 €	862,04 €	2.873,46 €	31.03.2094			1,00	0,00	0,30
Am Großen Weichweg 22-24	Gemeinde Biblis	20301		214.413,71 €	186.289,13 €	0,00 €	2.147,44 €			4. OG	1,00	0,00	0,00
Biblis					437.685,79 €	862,04 €	5.020,90 €		437.685,79 €

1. Liegenschaft
Am Schleifweg 6 + 6a	LTH	30703	7446839032	1.095.187,21	573.004,81 €	1.975,64 €	6.585,44 €	31.03.2094		4. OG	1,00	0,00	0,30
	Gemeinde
Alsbach	Alsbach	30701		546.571,02	480.982,45 €	0,00 €	5.465,72 €				1,00	0,00	0,00
					1.053.987,26 €	1.975,64 €	12.051,16 €		1.053.987,26 €

8. Liegenschaft
Rebenstraße 20										1. OG
Heppenheim

9. Liegenschaft					0,00 €	0,00 €	0,00 €
Darmstädter Straße 114-118										1. OG
Bensheim

10. Liegenschaft
Spessartstraße 22, 24										1. OG
Bensheim

11. Liegenschaft
Darmstädter Strasse 23-25a										1. OG
Heppenheim

12. Liegenschaft	Stadt Zwingenberg	30401	29041991	107.371,30	91.802,42 €	0,00 €	1.073,72 €				1,00	0,00	0,00
Hauptstr. 9 a										4. OG
Zwingenberg/Rodau	LTH	30403	7434150038	273.029,86	234.805,68 €	955,60 €	2.730,30 €	31.10.2092			1,00	0,00	0,35
					326.608,10 €	955,60 €	3.804,02 €		326.608,10 €

13. Liegenschaft	Stadt Zwingenberg	30501		217.299,05	155.336,87 €	0,00 €	2.172,99 €				1,00	0,00	0,00
Neckarstr. 1a										4. OG
Zwingenberg/Rodau	LTH	30503	7435682039	284.789,58	250.587,95 €	996,76 €	2.847,90 €	31.10.2094			1,00	0,00	0,35
	LTH	30504	7435682054	15.338,76	13.498,15 €	53,68 €	153,38 €	31.10.2094			1,00	0,00	0,35
					419.422,97 €	1.050,44 €	5.174,27 €		419.422,97 €

14. Liegenschaft	Stadt Zwingenberg	30601		61.355,03	54.299,15 €	0,00 €	613,56 €				1,00	0,00	0,00
Heidelberger Str. 13a										4. OG
Zwingenberg	LTH	30603	7441544041	9.714,55	8.645,98 €	29,14	97,14 €	31.10.2095			1,00	0,00	0,30
	LTH	30604	7441544033	349.212,35	310.781,85 €	1.047,64 €	3.492,12 €	31.10.2095			1,00	0,00	0,30
					373.726,98 €	1.076,78 €	4.202,82 €		373.726,98 €

15. Liegenschaft

Lange Hart 8	Stadt Zwingenberg	11002		36.813,02	2.454,17 €	0,00 €	1472,52			1. OG	4,00	0,00	0,00
Zwingenberg	LTH	11003	7407896039	232.126,51	171.020,72 €	4.360,29 €	3.592,13 €	31.03.2039			(anfängl.Tilgung) 1,00	2,18	0,25
					173.474,89 €	4.360,29 €	5.064,65 €		173.474,89 €

16. Liegenschaft

Lange Hart 8a	LTH	16603	7323603030	162.079,53	101.637,85 €	3.977,51 €	3.597,45 €	31.10.2026		1. OG	(anfängl.Tilgung) 1,00	(nominal gültig ab 01.04.2001) 3,4236	0,25
Zwingenberg					101.637,85 €	3.977,51 €	3.597,45 €		101.637,85 €

17. Liegenschaft	Stadt Zwingenberg	30301		51.129,19	40.647,76 €	0,00 €	511,29				1,00	0,00	0,00
Annastr. 77a										4. OG
Zwingenberg	LTH	30303	7415924039	310.354,17	243.576,72 €	2.932,92	3.679,68 €	31.10.2058			(anfängl.Tilgung) 1,00	0,90	0,25
					284.224,48 €	2.932,92 €	4.190,97 €		284.224,48 €
18. Liegenschaft
Schalbert 4, 6	LTH		431/7 437471	102.769,67	89.409,59 €	269,77 €	1.027,70 €		89.409,59 €	1. OG	1,00	0,00	0,35
Heppenheim

			Summe gesamt		4.353.583,37 €	27.731,58 €	64.551,35 €	4.442.992,96 €

= Tilgungsbetrag 2006 (durch Annuitätendarlehen jährlich steigende Tilgungsraten, gemäß Zahlungsplänen)

Subsidised Loans: Objekt Grille

Borrower: IWG Wohnen 4. Objekgesellschaft mbH

Loan Agreement No./ Darlehensvertrag Nr.	dated / vom	Loan amount / Betrag	Amount of the land charge in DM/ Grundschuld- betrag in DM	Type / Typ	Bank / Bank	Property / Belastetes Grundstück	Street /Straße	City / Ort
6269164601,00	15.05.1992	4.003.403,22 €	3651200,00	uncertificated land charge / Buchhypothek	Wohnungsbauförder ungsanstalt	Flst. 435 und 441	Portendieckstraße Hermann-Köster-Weg 2,6,8,10,12	Kray
6268362206,00	30.09.1991		4992000,00	uncertificated land charge / Buchhypothek	Wohnungsbauförder ungsanstalt	Flst. 290	Herrmann-Köster-Weg 1,5,7, Portendieckstr. 98, 100,102,104	Kray
						Flst. 432/1	Portendieckstraße 98, 100, 102,104, Hermann-Köster Weg 1,5,7	Kray
						Flst. 446	Portendieckstraße 98, 100, 102,104, Hermann-Köster Weg 5,7	Kray

PART E Allocated Loan Amounts

70

Portfolio	Address	ALA (Current)
Baron	Auf dem Kamp / Lottenstrasse	5.824.720
Baron	Buggenbeck	944.105
Baron	Daimlerstraße 20 - 24	7.186.369
Baron	Daimlerstraße 26	2.993.546
Baron	Dohne	810.875
Baron	Duisburger Str., Frankenallee, Kurfürstenstraße	5.144.416
Baron	Gneisenaustraße	6.157.368
Baron	Große Heimstraße, Sonnenplatz, Neuer Graben	3.912.222
Baron	Mittelstraße	1.713.572
Baron	Spandauer Str.	0
Baron	Tewaagstraße, Karl-Liebknecht-Str., Maerkische Str.	6.303.375
Baron	Wissollstraße	1.273.893
Baron	n/a	879.321
Concorde	Am Eiland	128.947
Concorde	Auf dem Bühl	0
Concorde	Bahnhofstraße 20 - 22	435.000
Concorde	Beckhauser Str.	0
Concorde	Belaustraße	0
Concorde	Deliusstraße, Mauerstr.	3.741.332
Concorde	Kuckhofstrasse, Mauerstr.	4.589.618
Concorde	Ellernstraße	0
Concorde	Elsenheimer Str.	8.684.434
Concorde	Fürstenbergstraße, Sailerstraße	1.415.016
Concorde	Georgenstraße	2.406.815
Concorde	Gustav-Schiefer-Str.	7.147.501
Concorde	Hasenbergsteige	4.561.987
Concorde	Heinzenstraße, Monheimallee, Rochusstraße	4.756.831
Concorde	Heusstraße	410.072
Concorde	Im Wohnpark	147.118
Concorde	Kastanienallee, Pappelweg, Ulmenweg	10.749.284
Concorde	Kupferstraße	932.645
Concorde	Lönsweg, Saerbecker Damm	75.090
Concorde	Lütticher Str., Morillenhang	2.585.612
Concorde	Mauthäuslstraße	9.468.502
Concorde	Mundenheimer Str.	3.232.917
Concorde	Nordring	0
Concorde	Pariser Str.	0
Concorde	Paugasse	32.867
Concorde	Vogelweidplatz	5.119.311
Concorde	Prinzregentenstraße	1.113.201
Concorde	Praterweg, Erlanger Str.	6.719.773
Concorde	Stuttgarter Str., Münchener Str., Kölner Str., Freiburger Str. u.a.	32.860.145
Concorde	Voltastraße	1.958.176
Concorde	Weißenburgerstr.	0
Agrippina	Stefan-Zweig-Str., Lasker-Schüler-Str.	11.083.883
Alster 1	Bekkamp, Charlottenburger Str.	6.673.339
Alster 2	Kittelweg 11 -17	1.771.404
Ambiente	Lentzeallee, Misdroyer Straße, Zoppoter Straße	1.770.670
Baden	Vogesenstr., Berliner Str., Adalbert-Stifter-Str.	3.464.000
Casablanca	Oswaltstr., Hammarskjöldring, NUL., Eduard-Bernstein-Weg 1	28.275.081
Casablanca	Oswaltstr., Hammarskjöldring, NUL., Eduard-Bernstein-Weg 2	21.495.477
Casablanca	Gerhard-Hauptmann-Ring	7.681.403
Casablanca	Länderöschstr, Lindenstraße	7.238.619
Casablanca	Leibstr., Bahnhofplatz	0
Casablanca	Lerchestr.	0
Elbe	Bömmelburgweg	2.518.627
Lüdenscheid	Sauerlandring, Fabiolastr., Paolaweg, Nelly-Pütz- u.a.	8.798.273
Manheim 1	Bitterfelder Weg 1-11	3.266.460

Manheim 2	Thüringer Str. 139 - 143	1.066.302
Mannheim 3	Auf der Vogelstang	5.188.277
Mannheim 4	Rostocker Weg 4 - 8	915.249
Maya II	Mainzerstraße	2.380.905
Maya III	Grabenstraße 76	4.433.476
Maya III	Witzlebenstraße, Hardenbergstraße	4.872.197
Maya III	Wildstr., Uthmann, Richard-Dehmel u.a.	2.142.479
Puccini	Im Horst, Am Rohrwerk, Enniskillenerstr. U.a	8.572.404
Skyscraper II	Hainstr., Viktoriastr.	4.006.571
Ice Age	Birkenstraße, Eichendorffring	3.657.122
Ice Age	Jacob-Löhr-Str., Schillerstr.	0
Ice Age	Bergmeisterstraße	1.036.628
Ice Age	Frankfurter Str. 6 - 16	3.006.263
Ice Age	Oswaltstr. 12	582.430
Ice Age	Von-Brentano-Str. 2, Theodor-Heuss-Str. 6	1.132.911
Ice Age	Von-Brentano-Str. 4	563.964
Ice Age	Theodor-Heuss-Str. 2,4, Erich-Ollenhauer-Str., John.F. Kennedy	1.322.064
Ice Age	Karl-Ernst-Osthaus-Str., Hassleyer Str.	5.065.992
Ice Age	Keilerstr., Dachsbergstr., Kunigundenstr.	5.866.960
Ice Age	Saalestr.	0
Ice Age	Bibererstr. 20, 125	0
Ice Age	Frankfurter Str. 6 - 16	3.370.786
Ice Age	Anhalter Str., Schlesienstr.	2.271.505
Ice Age	Mörickestr. 2	131.467
Ice Age	Hartmeyer Str. 4 und 6	0
Frank	Various	28.100.577
Frank	Various	12.244.030
Frank - Potential	Various	0
Frank - Potential	Various	19.153.437
Frank - No Charge	Various	0
Frank - No Charge	Various	0
GARMISCH	Förkelstraße, Am Himgesberg, Rosenbergstraße, Ungelsheimerstraße, u.a.	17.488.592
VIENNA - TOTAL	Various	3.085.104
MOZART IWG 1	Various	12.056.178
MOZART IWG 4	Various	4.096.189
Portofino	Feldstraße	1.264.132
Puccini 2 - TOTAL	Various	15.713.811
Queen Mary	Rhiemsweg, Sievekingsallee, Hermannstal	3.851.476
RIGOLETTO - TOTAL	Various	22.898.413
ROMA - TOTAL	Various	21.981.993
TOSKANA - TOTAL	Various	7.736.313
Maya I TOTAL	Various	2.106.473
Mozart II IWG 1	Various	2.923.484
Mozart II IWG 4	Various	400.000
Moses	Bonner Strasse	3.534.784
Grille	Various	1.658.671
Fabiola 2	Various	6.551.724
Main	Wiener Ring	1.115.459
		510.000.000

SCHEDULE 2 CONDITIONS PRECEDENT

PART A - General Conditions Precedent

Credit Facility Agreement

1.                          An executed copy of the Credit Facility Agreement.

Fee Letter

2.                          An executed copy of any fee letter.

Security Agreement

3.         An executed copy of the Security Agreement, including

(a)                     Blank Notifications materially in the form as set out in the Security Agreement;

Account Pledge

4.                          Evidence that the Collections Accounts were validly opened (including the account numbers, the relevant designation and evidencing the authorised person (verfügungsbefugte Person) for each of the accounts).

5.                          An executed copy of the Account Pledge Agreement.

Share Pledge

6.                          A copy of the notarial deed in which the agreement pursuant to which the relevant Parent pledges all shares in the Borrowers to the Security Agent is notarised.

7.                          Evidence that the share pledge will be notified to the pledged companies after authorisation by the Security Agent and the Facility Agent.

Duty of Care Agreement

8.                          An executed copy of Duty of Care Agreement.

English Law Documents

9.                          Hedging Arrangements in place satisfactory to the Facility Agent.

10.                    Syndication agreement in place satisfactory to the Facility Agent.

Know your customer requirements

11.                    All evidence required by the Original Lender and each Agent for the purposes of any money laundering and know your customer requirements, in particular, without limitation:

(a)                     identification of all persons authorised to sign for the Borrowers;

(b)                    a specimen signature of such persons;

(c)                     evidence of the ownership structure with respect to the Borrowers, and

(d)                    identification of the relevant beneficial owner (wirtschaftlich Berechtigter).

71

Execution of Acquisition Documents

12.                    Executed authorisation (i) to review the Acquisition Documents at the respective notary assigned with the notarization and (ii) to assign the respective notary to provide a certified copy of the respective Acquisition Documents.

Equity

13.                    Funding of the amount allocated in Schedule 1 PART E (Allocated Loan Amounts) as “Capex” related to the relevant Property in respect of which the Request is made.

Corporate documents and subordinated loans

14.                    Either a certified copy of the constitutional documents of the Obligors (beglaubigte Gründungsurkunde, Gesellschaftsvertrag und Gesellschafterliste) or uncertified copies of such documents provided that the Parent and the Borrowers confirm the accuracy of such copies.

15.                    Electronic excerpts from the commercial register (elektronische Handelsregisterauszüge) with respect to each Borrower.

16.                    A copy of a resolution of the shareholders of the Borrowers approving the terms of, and the transactions contemplated by the Finance Documents to which they are a party.

17.                    A certificate of an authorised signatory of the Borrowers certifying, amongst others, that each copy document specified in this Schedule is correct, complete and in full force and effect as at the date of this Agreement.

18.                    All shareholders’ resolutions of the Borrowers passed within the last three months or a statement that no shareholders’ resolutions have been passed within this period (Negativerklärung).

19.                    An executed copy of each subordinated loan agreement entered or to be entered into by any of the Borrowers and any of their Affiliates and subordinated materially in the form as set out under Schedule 11 (Subordination) of this Agreement.

Financial information

20.                    The most recent audited annual accounts (Jahresabschluss) for each Borrower and unaudited as of 31 December 2006.

21.                    The Initial Business Plan.

22.                    Pro-forma stand alone balance sheets for each Borrower showing the effects of the draw downs.

Reports and opinions

23.                    The Initial Valuation appropriately addressed to the Finance Parties.

24.                    An insurance valuation of the Properties, to the extent not covered by the Initial Valuation.

25.                    The Reports including a reliance letter appropriately addressed to the Finance Parties.

26.                    A legal opinion of Mayer Brown Rowe & Maw LLP, Berlin, counsel to the Borrowers, relating to the capacity and authorisation of the Borrowers to enter into the Finance Documents, addressed to the Finance Parties and satisfactory to the Facility Agent.

27.                    A legal opinion of Freshfields Bruckhaus Deringer, legal advisers to the Facility Agent and the Security Agent, as to matters of German law.

72

Taxes

28.                    Evidence of the VAT registration number (Umsatzsteuer-Identifikationsnummer) for each Borrower or evidence of the application for such number.

Other

29.                    An executed Abstract Debt Acknowledgement (as defined in the Security Agreement).

30.                    An executed Luxembourg law fiduciary agreement entered into between the parties to this Agreement.

31.                    A copy of any other authorisation or other document, opinion or assurance which the Facility Agent has notified the Borrowers before the first or any subsequent Utilisation Date is necessary or desirable in connection with the entry into and performance of, and the transactions contemplated by, any Finance Document or for the validity and enforceability of any Finance Documents.

73

PART B Refinancing Portfolio

1.                          Update regarding changes on the land register since June 30, 2006.

2.                          Executed obligation pursuant to which the respective lender releases all collateral it holds (subject to the receipt of the relevant payment from the Lenders) and is obliged (verpflichtet) to transfer the land charge(s) it holds free and clear of any third party rights and otherwise satisfactory to the Facility Agent, substantially in the Form as set out in Schedule 4 of the Security Agreement.

3.                          A statement by the person registered as owner of the Collateral Properties relating to the Refinancing Portfolio stating the following in respect of each relevant land charge:

“1. We hereby irrevocably and unconditionally - to the extent legally permissible - waive any and all of our rights, claims and other means of defense arising under or in connection with the Land Charges and/or the Deeds of Land Charge defined in Annex 1, that could impair, invalidate, prevent, contest, slow down or otherwise interrupt in any way the enforcement of the Land Charges (Verzicht auf alle Einreden und Einwendungen).

2. We hereby explicitly - to the extent legally permissible - waive my right to file a seizure defense complaint (Vollstreckungsabwehrklage) within the meaning of § 767 of the German Civil Procedure Code (ZPO) or any other complaint arising under the German Civil Procedure Code and the German Law on Compulsory Sale of Real Property Act (ZVG) against the enforcement of the Land Charges.

3. The aforementioned waiver shall not apply for rights, defenses and objections arising in the future from or in connection with the Finance Documents (as defined in the Credit Facility Agreement), in particular in connection with the Security Agreement. The purpose of this declaration is the complete and permanent waiver of assertion of rights, defenses and objections arising from legal relationships other than those from the Finance Documents only.”

4.                          In relation to the Properties financed DGHyp the conditions precedent as set out in Part C below shall apply.

74

PART C Bridge Financed Portfolio and Acquisition Finance Portfolio

1.                          Certified copies (beglaubigte Abschrift) of the land charge deeds relating to the Collateral Properties relating to the Bridge Financed Portfolio and the Acquisition Financed Portfolio (the Relevant Collateral Properties).

2.                          In respect of the land charges relating to the Relevant Collateral Properties either:

(a)                     evidence of the registration of the land charge in relation to the Relevant Collateral Properties by land register excerpts certified by the land register office (beglaubigte Grundbuchauszüge) relating to such Collateral Properties evidencing registration of the land charge as a first ranking encumbrance in the Land Register relating or ranking as permitted by the Credit Facility Agreement; or

(b)                    Notarial confirmation (Notarbestätigung) with respect to the registration of the land charge in relation to the relevant Collateral Properties in a form satisfactory to the Facility Agent and evidence of a sufficient professional indemnity insurance (Berufshaftpflichtversicherung) in case the amount of the land charges exceeds the statutory coverage (gesetzlicher Deckungsumfang) of the notary.

3.                          Evidence that the Borrowers have funded the difference between the respective Loan (minus the amounts to be withheld pursuant to the Request) and the relevant purchase prices under the Acquisition Document (i.e. funding of equity), evidenced by the funding of the designated amount.

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SCHEDULE 3– ACQUISITION DOCUMENTS

Refinancing Portfolio

• Maya I (1) - Purchase Agreement “Bomlitz” dated 22.10.1998 (notarial deed No. 1.309/1998, Dr. Thomas Weigt in Walsrode)

• Maya I (2) – Purchase Agreement “Soltau” dated 22.03.2000 (notarial deed No. 236/2000, Dr. Jochen Rothardt in Soltau)

• Maya I (3) – Purchase Agreement “Gifhorn (Hohe Luft), Zeven, Bückeburg, Hannover” dated 22.03.2000 (notarial deed No. 237/2000, Dr. Jochen Rothardt in Soltau)

• Maya I (4) – Purchase Agreement “Zeven, Gifhorn (Müllersteg, Wolfsburg, Bückeburg)” dated 22.03.2000 (notarial deed No. 238/2000, Dr. Jochen Rothardt in Soltau)

• Maya II (1) – Purchase Agreement “Mannheim I, Bitterfelder Weg 1/Dresnder Str” dated 10.07.2002 (notarial deed No. P 947/2002, Hans Petry in Viernheim)

• Maya II (2) – Purchase Agreement “Mannheim I, Bitterfelder Weg 3/4/Dresdner Str”, dated 10.07.2002 (notarial deed No. P 951/2002, Hans Petry in Viernheim)

• Maya II (3) – Purchase Agreement “Mannheim I, Bitterfelder Weg 5-7/Dresdner Str.” dated 10.07.2002 (notarial deed No. P 949/2002, Hans Petry in Viernheim)

• Maya II (4) – Purchase Agreement “Mannheim II Thüringerstraße 139-143” dated 16.12.2002 (notarial deed No. P 1.872/2002, Hans Petry in Viernheim)

• Maya II (5) – Purchase Agreement “Düsseldorf Immermannstraße”, dated 06.05.2002 (notarial deed No. 1321, Axel Roder in Köln)

• Maya II (6) – Purchase Agreement “Wiesbaden Mainzer Straße” dated 22.08.2002 (notarial deed No. 176/2002, Prof. Dr. Rolf A. Schütze in Stuttgart)

• Maya III (1) – Purchase Agreement “Duisburg/Nürnberg” dated 23.12.2002 (notarial deed No. 640/2002, Dr. Harro Wilde in Stuttgart)

• Maya III (2) – Purchase Agreement “Eschweiler” dated 23.12.2002 (notarial deed No. 641/2002, Dr. Harro Wilde in Stuttgart)

• Maya III (3) – Purchase Agreement “Köln” dated 14.04.2003 (notarial deed No. 151/2003, Dr. Harro Wilde in Stuttgart)

• Maya IV (1) – Purchase Agreement “Mannheim, Auf der Vogelstang” dated 07.09.2004 (notarial deed No. P 1323/2004, Hans Petry in Viernheim)

• Maya IV (2) – Purchase Agreement “Mannheim, Rostocker Weg”, dated 07.09.2004 (notarial deed No. P 1325/2004, Hans Petry in Viernheim)

• Ice Age (1) Purchase Agreement “Dortmund, Taunusstein”, dated 29.12.2003 (notarial deed No.

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            691/2003, Dr. Harro Wilde in Stuttgart)

•                             Ice Age (2) Purchase Agreement “Hagen, Minden, Obertshausen, Hanau, Frankfurt (Oswaltstraße 12)” dated 29.12.2003 (notarial deed No. 692/2003, Dr. Harro Wilde in Stuttgart)

•                             Ice Age (3) Purchase Agreement “Tübingen, Bayreuth, Rodgau, Egelsbach, Hanau, Lauf, Obertshausen, Bensheim” dated 29.12.2003 (notarial deed No. 690/2003, Dr. Harro Wilde in Stuttgart)

•                             Skyscraper – Purchase Agreement dated 18.10.2004 (notarial deed No. 531/2004, Prof. Dr. Rolf A. Schütze in Stuttgart)

•                             Ambiente - Purchase Agreement dated 03.09.2004 (noatrial deed No. 302/2004, Dr. Jörg Radisch in Berlin)

•                             Casablanca (1) - Purchase Agreement “Frankfurt-Niederursel (Gerhard-Hauptmann-Ring)” dated 03.12.2004 (notarial deed No. 565/2004, Prof. Dr. Rolf A. Schütze in Stuttgart)

•                             Casablanca (2) - Purchase Agreement “Frankfurt-Niederursel, Hanau, Friedrichshafen, Heusenstamm” dated 03.12.2004 (notarial deed No. 564/2004, Prof. Dr. Rolf A. Schütze in Stuttgart)

•                             Casablanca (3) - Purchase Agreement “Haar” dated 03.12.2004 (notarial deed No. 566/2004, Prof. Dr. Rolf A. Schütze in Stuttgart)

•                             Krefeld - Purchase Agreement dated 02.05.2005 (notarial deed No. 298/2005, Dr. Harro Wilde in Stuttgart)

•                             Fabiola - Purchase Agreement dated 21.07.2005 (notarial deed No. 711/2005, Dr. Harro Wilde in Stuttgart)

•                             Kronberg - Purchase Agreement dated 10.03.2006 (notarial deed No. 337/2006, Dr. Harro Wilde in Stuttgart)

•                             Baden - Purchase Agreement dated 27.04.2006 (notarial deed No. 530/2006, Dr. Harro Wilde in Stuttgart)

•                             Alster 1 – Purchase Agreement dated 28.04.2006 (notarial deed No. 533/2006, Dr. Harro Wilde in Stuttgart)

•                             Alster 2 - Purchase Agreement dated 28.04.2006 (notarial deed No. 534/2006, Dr. Harro Wilde in Stuttgart)

•                             Elbe - Purchase Agreement dated 28.04.2006 (notarial deed No. 538/2006, Dr. Harro Wilde in Stuttgart)

•                             Concord (1) - Purchase Agreement “Aachen, Heinzenstraße-Weißenburger Straße-Deliusstraße” dated 08.09.2005 (notarial deed No. 916/2005, Dr. Harro Wilde in Stuttgart)

•                             Concord (2) - Purchase Agreement “Aachen, Heussstraße” dated 08.09.2005 (notarial deed No. 918/2005, Dr. Harro Wilde in Stuttgart)

•                             Concord (3) - Purchase Agreement “Aachen, Heussstraße” dated  08.09.2005 (notarial deed No. 919/2005, Dr. Harro Wilde in Stuttgart)

•                             Concord (4) - Purchase Agreement “Aachen, Lütticher Straße – Kuchhoffstraße” dated 08.09.2005 and Amendment Agreements dated 14.10.2005 and 28.10.2005 (notarial deeds No. 917/2005, 1090/2005 and

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1141/2005 Dr. Harro Wilde in Stuttgart)

• Concord (5) - Purchase Agreement “Bergheim-Ahe, Bochum, Essen, Geldern, Lotte” dated 08.09.2005 (notarial deed No. 920/2005 Dr. Harro Wilde in Stuttgart)

• Concord (6) - Purchase Agreement “Dießen” dated 08.09.2005 (notarial deed No. 921/2005 Dr. Harro Wilde in Stuttgart)

• Concord (7) - Purchase Agreement “Erkrath (Hochdahl)” dated 08.092005 (notarial deed No. 922/2005 Dr. Harro Wilde in Stuttgart)

•                             Concord (8) - Purchase Agreement “Fürth, Kempten, München, Gustav-Schiefer-Straße, Pariser Straße” dated 08.09.2005 and Amendment Agreement dated 18.11.2005 (notarial deeds No. 915/2005 and 1249/2005 Dr. Harro Wilde in Stuttgart)

•                             Concord (9) - Purchase Agreement “Ludwigshafen, Mundenheimer Straße, Wiesbaden, Delkenheim” dated 08.09.2005 and Amendment Agreements dated 14.10.2005 and 28.10.2005 (notarial deeds No. 914/2005, 1089/2005 and 1142/2005 Dr. Harro Wilde in Stuttgart)

• Concord (10) - Purchase Agreement “München, Fürstenbergstraße, Georgenstraße, Stuttgart Hasenbergsteige” dated 08.09.2005 (notarial deed 912/2005 Dr. Harro Wilde in Stuttgart)

•                             Concord (11) - Purchase Agreement “München, Mauthäuslstraße, Elsenheimer Straße, Vogelweideplatz with advance sell law” dated 08.09.2005 and Amendment Agreement dated 21.10.2005 (notarial deeds 911/2005 and 1123/2005 Dr. Harro Wilde in Stuttgart)

• Concord (12) - Purchase Agreement “München, Mauthäuslstraße, Elsenheimer Straße, Vogelweideplatz without Advance Sell Law” dated 08.09.2005 (notarial deed 910/2005 Dr. Harro Wilde in Stuttgart)

• Concord (13) - Purchase Agreement “München, Prinzregentenstraße” dated 08.09.2005 (notarial deed 913/2005 Dr. Harro Wilde in Stuttgart)

• Baron - Purchase Agreement dated 09.12.2005 (notarial deed 1378/2005 Dr. Harro Wilde in Stuttgart)

• Puccini - Purchase Agreement, “Bielefeld” dated 30.03.2006 (notarial deed 363/2006 Dr. Harro Wilde in Stuttgart)

• Agrippina - Purchase Agreement, dated 06.04.2006 (notarial deed No. Z766/2006, Dr. Stefan Zimmermann in Köln)

• Main - Purchase Agreement dated 22.12.2006 (notarial deed No. 1837/2006, Dr. Harro Wilde in Stuttgart)

• Moses - Purchase Agreement dated 01.12.2006 (notarial deed No. 1712/2006, Dr. Harro Wilde in Stuttgart)

• Mercedes (1) - purchase agreement “Weinstraße” dated 20.10.2006 (notarial deed No. 1397, Dr. Harro Wilde in Stuttgart)

• Mercedes (2) - purchase agreement “Marconistraße” dated 20.10.2006 (notarial deed No. 1396/2006, Dr. Harro Wilde in Stuttgart)

• Portofino - Purchase Agreement dated 27.12.2006 and Amendment Agreement dated 08.03.2007

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(notarial deeds No. 1973/2006 and No. 368/2007, Dr. Harro Wilde in Stuttgart)
Bridge Portfolio
• Queen Mary - Purchase Agreement dated 28.07.2006 and Amendment Agreement dated 06.09.2006 (notarial deeds No. 1013/2006 and 1138/2006, Dr. Harro Wilde in Stuttgart)
• Mozart - Purchase Agreement dated 08.09.2006 (notarial deed No. 1141/2006, Dr. Harro Wilde in Stuttgart)
• Roma - Purchase Offer dated 21.11.2006 (notarial deed No. 1536/2006, Dr. Harro Wilde in Stuttgart) and Purchase Acceptance dated 27.11.2006 (notarial deed No. 563/2006, Detmar Leitzke in Wolfsburg)
• Toscana - Purchase Agreement dated 30.11.2006 (notarial deed No. 1691/2006, Dr. Harro Wilde in Stuttgart)

•                             Garmisch (1) - Purchase Agreement Regarding Shares (in German KG) dated 22.09.2006 and Amendment Agreement dated 22.12.2006 (notarial deeds No. V2454/2006, Dr. Oliver Vossius in München and No. E3668/2006, Dr. Thomas Engel in München)

• Rigoletto - Purchase Agreement dated 28.12.2006 (notarial deed No. 1976/2006, Dr. Harro Wilde in Stuttgart)
• Frank - Purchase Agreement “Frank” dated 05.01.2007 (notarial deed No. 9 R/2007, Dr. Wolfgang Reinl in München)
• Puccini II – Purchase Agreement dated 29.03.07 (notarial deed No. 151/2007, Dr. Gregor Tapp in Mülheim a.d. Ruhr)
Acquisition Portfolio
• Mozart II – Purchase Agreement dated 27.04.2007 (notarial deed No. 589/2007, Dr. Harro Wilde in Stuttgart)
• Grille – Purchase Agreement dated 04.05.2007 (notarial deed No. 606/2007, Dr. Harro Wilde in Stuttgart)
• Fabiola II – not notarized yet

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SCHEDULE 4

GROUP CHART

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The DeWAG Group Chart
As of June 19, 2007

(1) DeWAG Deutsche WohnAnlage GmbH

(2) IWG Wohnen 1. Objektgesellschaft mbH

(3) IWG Wohnen 2. Objektgesellschaft mbH

(4) IWG Wohnen 3. Objektgesellschaft mbH

(5) IWG Wohnen 4. Objektgesellschaft mbH

(6) IWG Wohnen 5. Objektgesellschaft mbH

(7) IWG Wohnen 6. Objektgesellschaft mbH

(8) IWG Wohnen 7. Objektgesellschaft mbH

(9) IWG Wohnen Objekt Duisburg Erste GmbH & Co. KG

(10) IWG Wohnen Objekt Duisburg Zweite GmbH & Co. KG

The DeWAG Group Chart
As of first Utilisation Date

(1) DeWAG Deutsche WohnAnlage GmbH

(2) IWG Wohnen 1. Objektgesellschaft mbH

(3) IWG Wohnen 2. Objektgesellschaft mbH

(4) IWG Wohnen 3. Objektgesellschaft mbH

(5) IWG Wohnen 4. Objektgesellschaft mbH

(6) IWG Wohnen 5. Objektgesellschaft mbH

(7) IWG Wohnen 6. Objektgesellschaft mbH

(8) IWG Wohnen 7. Objektgesellschaft mbH

(9) IWG Wohnen Objekt Duisburg Erste OHG

(10) IWG Wohnen Objekt Duisburg Zweite OHG

SCHEDULE 5

CONDITIONS SUBSEQUENT

1.                          By no later than 45 Business Days form the respective Utilisation Date executed notarial assignment agreements pursuant to which all lenders have refinanced the Relevant Refinancing Properties transfer and assign to the Security Agent all their the land charge(s) and directly enforceable debt undertakings free and clear of any third party rights to and otherwise satisfactory to the Facility Agent.

2.                          By no later than 45 Business Days from the respective Utilisation Date application for the registration of the transfer of the land charges relating to the Relevant Refinancing Properties failing which the Borrowers must pre-pay the Loan in an amount equal to the amounts drawn in respect of Relevant Refinancing Properties for which no such applications have been filed with such 45 Business Day period.

3.                          By no later than 8 months from the relevant Utilisation Date evidence that the transfer of all land charges relating to the Relevant Refinancing Properties has occurred.

4.                          By no later than 90 Business Days from the date hereof cadastral maps (Flurkarte) and site plan (Lageplan), evidencing each plot of, and the buildings on, all Relevant Refinancing Properties.

5.                          By no later than 90 Business Days from the date hereof excerpts from the register of contaminated sites (Altlastenkataster) showing that, as at the Utilisation Date, none of the Relevant Refinancing Properties is registered as a contaminated site unless this has been taken into account in the Initial Valuation.

6.                          By no later than 90 Business Days from the Date hereof excerpts from the register for public charges (Baulastenverzeichnis), evidencing that no public charges encumber the Relevant Refinancing Properties, other than those reflected in the Initial Valuation.

The documents set out in 4. – 6. shall not be older than 14 days.

7.                          By no later than June 30th, 2007, Part B of Schedule 13 will be in place in form and substance satisfactory to the Facility Agent.

8.                          By no later than 15 Business Days from the date hereof evidence that the following accounts were validly opened (including the account numbers, the relevant designation and evidencing the authorised person (verfügungsbefugte Person) for each of the accounts):

(a)                     the Tenant Deposit Accounts;

(b)                    Disposal Proceeds Accounts;

(c)                     the Debt Service Account;

(d)                    the Reserve Account;

(e)                     the CSA Accounts;

(f)                       the General Accounts; and

(g)                    the Central General Account.

9.                          In connection with the Account Pledge Agreement,

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(a)                     by no later than the last Business Day of June 2007 (in respect of Collections Accounts relating to Properties of the Refinancing Portfolio, 20 Business Days from the date hereof) evidence that each bank operating an Collections Account has delivered an acknowledgment materially in the form as set out in the Account Pledge Agreement; and

(b)                    by no later than 20 Business Days from the date hereof evidence that each bank operating an account (other than Collections Accounts) has delivered an acknowledgment materially in the form as set out in the Account Pledge Agreement.

10.                    By no later than 15 Business Days from the date hereof evidence that any Collections Account is held as an open trust account (offenes Treuhandkonto) for the Finance Parties.

11.                    By no later than 10 Business Days from the date hereof a notarial confirmation (Notarbestätigung) with respect to the registration of additional land charges relating to the Properties set out below:

Sub- portfolio	City	Address	Type	IWG	Bank	Current Land Charge	Additional Land Charge Required
Ambiente	Berlin- Schmargendorf		Refinance	IWG 1	DGHyp.	1,680,000	1,910,000

Maya III	Eschweiler	Grabenstraße 76	Refinance	IWG 1	Eurohypo AG	3,338,000	1,840,000

Concorde	Wiesbaden- Delkenheim	Stuttgarter Str., Münchener Str., Kölner Str., Freiburger Str. u.a.	Refinance	IWG 2	Aareal Bank	32,200,000	1,360,000

Agrippina	Köln	Stefan-Zweig-Str., Lasker-Schüler-Str.	Refinance	IWG 2	Aareal Bank	10,500,000	820,000

12.                    In respect of the sub-portfolio “Maya I”, by no later than 10 Business Days from the date hereof

(a)                     a notarial confirmation (Notarbestätigung) with respect to the registration of a new land charge in an amount of EUR 2,400,000 in favour of the Security Agent (notarial confirmation); and

(b)                    evidence that the relevant Borrower has made a land charge release request (Löschungsantrag) in respect of the existing land charge in a amount of DM 25,000,000.

13.                    In connection with the Security Agreement, by no later than

(a)                     5 Business Days from the date hereof notification of the insurers materially in the form as set out in the Security Agreement; and

(b)                    20 Business Days from the date hereof notification in respect of Land Charges materially in the form as set out in the Security Agreement.

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SCHEDULE 6

MANDATORY COST FORMULAE

1.                          The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the European Central Lender or (b) any similar authority or other financial authority which replaces the European Central Lender or all or any of its functions.

2.                          On the first day of each Interest Period (or as soon as possible thereafter) the Facility Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Facility Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.                          The Additional Cost Rate for any Lender lending from an office in any member state of the European Union that adopts or has adopted the euro as its lawful currency will be the percentage notified by that Lender to the Facility Agent. This percentage will be certified by that Lender in its notice to the Facility Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in the Loan made from that office) of complying with the minimum reserve requirements of the European Central Lender in respect of loan made from that office.

4.                          The Facility Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender pursuant to clause 3 above is true and correct in all respects.

5.                          The Facility Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender pursuant to clause 3 above.

6.                          Any determination by the Facility Agent pursuant to this Schedule in relation to the Mandatory Cost or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

7.                          The Facility Agent may from time to time, after consultation with the Borrowers’ Agent and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the European Central Lender (or any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

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SCHEDULE 7

FORM OF REQUEST

To: ABN AMRO Bank N.V., London Branch as Facility Agent

From: [  ] as the Borrower

Date: [  ]

IWG Wohnen 1. Objektgesellschaft mbH, IWG Wohnen 2. Objektgesellschaft mbH, IWG Wohnen 3. Objektgesellschaft mbH and IWG Wohnen 4. Objektgesellschaft mbH – EUR 510,000,000 credit agreement dated 20 June 2007 (the Agreement)

We refer to the Agreement. This is the Request.

We wish to borrow a Loan on the following terms:

a) Utilisation Date: [a Business Day falling within the Availability Period].

b) Amount: [  ].

Our payment instructions are: [  ].

We confirm that each condition precedent under the Agreement which must be satisfied on the date of this Request is so satisfied and that as of today and as of the Utilisation Date we are in compliance with the obligations under clause 19 (Remedies of the Finance Parties in respect of Covenants) of the Agreement, no Default is outstanding under the Agreement or would result from the making of the loan and the representations and warranties in clause 15 (Representations ) of the Agreement are correct.

[We confirm that you may deduct from the Loan (although the amount of the Loan will remain the amount requested above) (including, in each case, any VAT if applicable):

a)                        the outstanding balance of the arrangement fee being [•] Euro;

b)                       Freshfields Bruckhaus Deringer’s fees being [•] Euro;

c)                        the fees of the Valuer being [•] Euro ; and

e)                        Agency Fees being [•] Euro.

This Request is irrevocable.

By:

[BORROWER]

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SCHEDULE 8

FORM OF TRANSFER CERTIFICATE

To:	ABN AMRO Bank N.V., London Branch as Facility Agent

From:	[EXISTING LENDER] (the Existing Lender) and [NEW LENDER] (the New Lender)

Date:	[ ]

IWG Wohnen 1. Objektgesellschaft mbH, IWG Wohnen 2. Objektgesellschaft mbH, IWG Wohnen 3. Objektgesellschaft mbH and IWG Wohnen 4. Objektgesellschaft mbH – EUR 510,000,000 credit agreement dated 20 June 2007 (the Agreement)

We refer to the Agreement. This is a Transfer Certificate.

The Existing Lender transfers by way of transfer of contract to the New Lender which hereby accepts such transfer, the entire position of the Existing Lender as Lender to the extent specified in the schedule to this Transfer Certificate (the Schedule) in accordance with the terms of the Agreement.

Alternatively: (delete the irrelevant paragraph)

The Existing Lender transfers by way of assignment (Abtretung) and/or assumption of liability (Schuldübernahme) in respect of undrawn commitments to the New Lender which hereby accepts such transfer, all the rights and obligations of the Existing Lender specified in the schedule to this Transfer Certificate (the Schedule) in accordance with the terms of the Agreement.

The proposed transfer date is [   ].

The administrative details of the New Lender for the purposes of the Agreement are set out in the Schedule.

The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations in respect of this Transfer Certificate contained in the Agreement.

The New Lender expressly confirms the authorization of the Facility Agent and the Security Agent (and their release from the restrictions under § 181 of the German Civil Code (BGB)).

This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterpart were on a single copy of the Transfer Certificate.

This Transfer Certificate is governed by the laws of Germany.

Rights and obligations to be transferred: [insert relevant details, including applicable loan commitments (or parts thereof) ]

Administrative details of the New Lender [insert details of the office through which it performs its obligations under this Agreement, address for notices etc.]

[EXISTING LENDER]	[NEW LENDER]

By:	By:

The Facility Agent hereby confirms [   ] as the transfer date.

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[•] as Facility Agent, By:

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SCHEDULE 9 REPORTS

PART A Quarterly Financial Report

A financial report which shall contain at least the following information:

(a)                     an overview of finances relating to the Properties;

(b)                    the information necessary to calculate the net rental income in accordance with Schedule 12;

(c)                     details of (i) rent collections and (ii) any arrears of rent or service charges;

(d)                    sales and Property Sales Costs and payments made in respect of the difference between the Release Amount and the actual net sales proceeds;

(e)                     subsidised debt service costs.

(f)                       operating statement including summary of receipts and expenses (system print out);

(g)                    copies of statements For each Bank Account; and

(h)                    comparison of actual cashflow against budgeted cashflow.

PART B Quarterly Information Report

A management report in respect of the Properties including the following information:

(a)                     overview of the Collateral Properties in aggregated and individual format;

(b)                    a schedule specifying each Collateral Property, showing the lettable area, actual and expected rent, service charges, value added tax and any other amounts payable in that period by the tenants (in each case including details of any arrears) as well as for commercial areas with lettable space of greater than 200sqm any break options and rent review dates;

(c)                     vacancies for each Collateral Property;

(d)                    copies of all material correspondence regarding any insurance proceeds in excess of EUR 100,000 with insurance brokers handling the Insurance to the extent performed;

(e)                     summaries of any material repairs required with respect to each Collateral Property (actual and as specified in the Business Plan);

(f)                       summaries of any capital expenditure spent in within the past three months out of the reserve built up for capital expenditure in the Reserve Account, the sum of the aggregate capex spending and details of any other material capex spending in that reporting period;

(g)                    details of all Collateral Properties disposed of during that quarterly period (including the disposal proceeds received by the Borrower);

(h)                    quarterly statement regarding material legal cases dealt within the legal department of DeWAG; and

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(i)                       leasing and strategy report including details of marketing budget, marketing strategy and implementation of marketing strategy for the Property as a whole and in relation to certain areas upon reasonable request of the Facility Agent.

PART C Annual Report

An annual report in form and substance equivalent to the quarterly reports set out above in Part A and Part B of this Schedule 9.

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SCHEDULE 10

COMPLIANCE CERTIFICATE

To:	ABN AMRO Bank N.V., London Branch as Facility Agent

From:	[Borrower]

Date:	[ ]

IWG Wohnen 1. Objektgesellschaft mbH, IWG Wohnen 2. Objektgesellschaft mbH, IWG Wohnen 3. Objektgesellschaft mbH and IWG Wohnen 4. Objektgesellschaft mbH – EUR 510,000,000 credit agreement dated 20 June 2007 (the Agreement)

Dear Sirs

We refer to the Agreement. Terms defined in the Agreement shall have the same meaning when used in this letter. This certificate is a compliance certificate that is delivered pursuant to paragraph 16.1.2 (Compliance Certificate) of the Agreement.

We confirm that the Interest Cover Ratio (calculated in accordance with the Agreement) is [•] per cent.

We confirm that the Loan to Value is [         ].

We confirm that the representations and warranties set out in clause 15 (Representations ) are correct.

Yours, faithfully

[authorised signatory]	[authorised signatory]

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SCHEDULE 11

SUBORDINATION

Credit Facility Agreement means a credit facility agreement entered into on 20 June 2007 between, inter alia, IWG Wohnen 1. Objektgesellschaft mbH, IWG Wohnen 2. Objektgesellschaft mbH, IWG Wohnen 3. Objektgesellschaft mbH and IWG Wohnen 4. Objektgesellschaft mbH and ABN AMRO Bank N.V. as the Original Lender.

Subordinated Lender means [•name of subordinated lender•]

The following obligations of the [•Borrower•] and the Subordinated Lender are obligations that are owing by way of agreement to the benefit of a third party (echter Vertrag zugunsten Dritter) for the Finance Parties (as defined by the Credit Facility Agreement).

1.         SUBORDINATION

1.1       Subordination vis-à-vis the Finance Parties

The Subordinated Lender shall subordinate and hereby irrevocably subordinates all their claims against [Name of borrower of the subordinated loan] to the claims arising out or in connection with the Credit Facility Agreement or any of the Finance Documents (as defined in the Credit Facility Agreement).

1.2       Subordination to avoid Over-indebtedness

Any claims of the Subordinated Lender be subordinated to any claim of any creditor of a Borrower to the extent such subordination is required to prevent such Borrower from becoming over-indebted (§ 19 of the German Insolvency Code) – taking into account, on a pari passu basis, any other subordinated claims against a Borrower.

The claims of the Subordinated Lender shall rank pari passu with all present, future or conditional claims of creditors who have subordinated their claims to avoid over-indebtedness of a Borrower. The Borrowers shall ensure that such claims rank pari passu.

2.         UNDERTAKING

2.1       Negative Undertakings

(a)                     Until written notice of the Facility Agent (acting for itself and on behalf of the other Finance Parties) that the Secured Obligations (as defined by the Credit Facility Agreement) have been fulfilled, the Subordinated Lender undertakes not to, without the Facility Agent’s prior written approval

(i)                       dispose of (in whole or in part) any subordinated claim, in particular not to waive, to forfeit, to collateralise or use for a granting of a bill of exchange (Wechsel) any subordinated claims;

(ii)                    create or allow to be created any security interest in respect of any of its claims (other than those pursuant to a Finance Document);

(iv)                set off any amount against any subordinated claim pursuant to § 94 para. 1 of the German Insolvency Code (Insolvenzordnung) or any similar applicable rule;

(v)                   file for insolvency with regard to a Borrower or initiate any similar proceeding; or

(vi)                subordinate any subordinated claim to any claim of any other creditor of a Borrower.

90

(b)                    The [•name of the borrower of the subordinated loan•] hereby undertakes not to further or participate in any action prohibited pursuant to (a).

2.2       Obligation to assign

If the Facility Agent has declared all amounts outstanding under the Credit Facility Agreement immediately due and payable, the Subordinated Lender, upon request of the Facility Agent (acting for itself and on behalf of the other Finance Parties), must promptly assign any subordinated claim (including any rights accrued thereunder) to the Security Agent for a contingent compensation that limited in recourse to the payments received on account of the assigned claims less the amount that is necessary to discharge amounts that are owing by the [•borrower of the subordinated loan•] under or in connection with the Credit Facility Agreement.

3.         WAIVER OF SUBORDINATED CLAIMS

3.1       Insolvency of Subordinated Lender

The Subordinated Lender shall waive and hereby waives any subordinated claim, and the [•borrower of the subordinated loan•] hereby accept such waiver, subject to the condition (aufschiebende Bedingung) that:

(a)                     steps have been taken by it with a view to obtaining a moratorium in respect of any of the Subordinated Lender’s indebtedness or for the purpose of proposing a company voluntary arrangement with its creditors;

(b)                    an insolvency administrator (Insolvenzverwalter) or provisional insolvency administrator (vorläufiger Insolvenzverwalter) or other similar officer is appointed for the Subordinated Lender;

(c)                     opening of insolvency proceedings in the relevant jurisdiction of the Subordinated Lender; or

(d)                    the Subordinated Lender has assigned (abgetreten) any of its rights or obligations under or in connection with the subordinated claims.

3.2       Non-assignment of Subordinated Claims

The Subordinated Lender shall waive and hereby irrevocably waives any subordinated claim, subject to the condition (aufschiebende Bedingung) that the Facility Agent notifies the [•borrower of the subordinated loan•] what the Subordinated Lender has failed to comply with its obligations pursuant to sub-clause 2.2 (Obligation to assign).

The Facility Agent may serve such notice three days from the date on which the Facility Agent has requested the assignment under sub-clause 2.2 (Obligation to assign).

91

SCHEDULE 12

CALCULATION OF NET RENTAL INCOME

Rental Income

./.	Tenant Contributions received

./.	Break up fees and other non-recurring items received not relating to break up fees received in respect of lease agreements in excess of 250,000 € per calendar quarter

=	Passing Rent

+	any interest which is recoverable by the Borrowers and that is accrued on the Borrowers’ bank accounts except for the accounts designated General Accounts and/or Tenant Deposit Accounts

+	any payments received, if any, under any loss of rent insurance or from a seller on account of loss of rent (unless qualifying as non-recurring items)

./.	Senior Operating Cost Amount

–	Net Rental Income

92

SCHEDULE 13 SUBSTITUTION

PART A Substitution Criteria

1.1                    No ICR Deterioration:

the Interest Cover ratio at the acquisition date of the relevant additional Property or Properties (the Substitute Property) shall be no worse than that at the date of disposal of the release Property.

1.2                    No LTV Deterioration:

the (aggregate) Market Value of the Substitute Property (such Market Value to be based on a valuation dated not more than three months prior to the date of the acquisition) is at least the Market Value of the Release Property as at the most recent valuation date for the purposes of the financial covenants.

1.3                    No Qualitative Deterioration:

(a)                     in the Valuer’s opinion (acting reasonably), when considering the asset class, the Substitute Property is at least similar in nature and quality in all material respects to the Release Property, and the overall quality of the Portfolio is not adversely affected in any material respect as a result of the substitution;

(b)                    each Substitute Property is located in Germany;

(c)                     if the released Property is located in West Germany (i.e. the German Länder that formed the BRD), the Substitute Property must also be located in West Germany; and

(d)                    the Release Property is in a primary, secondary or tertiary location, the Substitute Property is in a similar or a better location.

1.4                    No Default:

No Default is subsisting or would result from the substitution.

PART B Substitution Mechanics

The parties hereto agree, that the substitution mechanics and this Part B of Schedule 13 will be in place in form and substance satisfactory to the Facility Agent on 30 June 2007.

93

SCHEDULE 14- COLLECTIONS ACCOUNTS

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Kreissparkasse	25851660	298513	Curanis	i.S. IWG Fa. 61 (23)	1. OG	Portofino	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43036961	Curanis	i.S. IWG Fa. 61 (G23)	1. OG	Portofino	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	268193	Curanis	i.S. IWG Fa. 61 (22)	1. OG	Rigoletto	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43036748	Curanis	i.S. IWG Fa. 61 (G22)	1. OG	Rigoletto	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	238071	Curanis	i.S. IWG Fa. 61 (21)	4. OG	Roma	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43036581	Curanis	i.S. IWG Fa. 61 (G21)	4. OG	Roma	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	302 588	Curanis	i.S. IWG / Fa. 61 (1)	1. OG	Nord	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43048289	Curanis	i.S. IWG / Fa. 61 (G1)	1. OG	Nord	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	973 941	Curanis	i.S. IWG / Fa. 61 (2)	1. OG	Düsseld.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43015726	Curanis	i.S. IWG / Fa. 61 (G2)	1. OG	Düsseld.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

94

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Kreissparkasse	25851660	975 623	Curanis	i.S. IWG / Fa. 61 (5)	1. OG	Ma. 1	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047844	Curanis	i.S. IWG / Fa. 61 (G5)	1. OG	Ma. 1	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	998 575	Curanis	i.S. IWG / Fa. 61 (11)	1. OG	Ice Age	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43012673	Curanis	i.S. IWG / Fa. 61 (G11)	1. OG	Ice Age	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	998 609	Curanis	i.S. IWG / Fa. 61 (6)	1. OG	Ma. 2	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43015692	Curanis	i.S. IWG / Fa. 61 (G6)	1. OG	Ma. 2	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	974 261	Curanis	i.S. IWG / Fa. 61 (3)	1. OG	Wiesb.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047885	Curanis	i.S. IWG / Fa. 61 (G3)	1. OG	Wiesb.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	978 692	Curanis	i.S. IWG / Fa. 61 (8)	1. OG	Eschw.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43012608	Curanis	i.S. IWG / Fa. 61 (G8)	1. OG	Eschw.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

95

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Kreissparkasse	25851660	978 726	Curanis	i.S. IWG / Fa. 61 (9)	1. OG	Nümb.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43012616	Curanis	i.S. IWG / Fa. 61 (G9)	1. OG	Nümb.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	978 759	Curanis	i.S. IWG / Fa. 61 (10)	1. OG	Duisb.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047927	Curanis	i.S. IWG / Fa. 61 (G10)	1. OG	Duisb.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	979 237	Curanis	i.S. IWG / Fa. 61 (7)	1. OG	Köln	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43015700	Curanis	i.S. IWG / Fa. 61 (G7)	1. OG	Köln	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	998 757	Curanis	i.S. IWG / Fa. 61 (14)	1. OG	Skyscr.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047729	Curanis	i.S. IWG / Fa. 61 (G14)	1. OG	Skyscr.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	998 815	Curanis	i.S. IWG / Fa. 61 (13)	1. OG	Lentze.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047687	Curanis	i.S. IWG / Fa. 61 (G13)	1. OG	Lentze.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	999 177	Curanis	i.S. IWG / Fa. 61 (12)	1. OG	Casabl.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

96

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Kreissparkasse	25851660	43047646	Curanis	i.S. IWG / Fa. 61 (G12)	1. OG	Casabl.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	999 532	Curanis	i.S. IWG / Fa. 61 (4)	1. OG	Ma. 3	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047968	Curanis	i.S. IWG / Fa. 61 (G4)	1. OG	Ma. 3	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	999 680	Curanis	i.S. IWG / Fa. 61 (15)	1. OG	Krefeld	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047653	Curanis	i.S. IWG / Fa. 61 (G15)	1. OG	Krefeld	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	124 826	Curanis	i.S. IWG / Fa. 61 (16)	1. OG	Lüdensch.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047786	Curanis	i.S. IWG / Fa. 61 (G16)	1. OG	Lüdensch.	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	125 419	Curanis	i.S. IWG / Fa. 61 (17)	2. OG	Concorde	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43047901	Curanis	i.S. IWG / Fa. 61 (G17)	2. OG	Concorde	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	241 737	Curanis	i.S. IWG / Fa. 61 (17C)	2. OG	Concorde	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

97

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Kreissparkasse	25851660	43036706	Curanis	i.S. IWG / Fa. 61 (G17C)	2. OG	Concorde	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	124 933	Curanis	i.S. IWG / Fa. 61 (18)	3. OG	Baron	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43048263	Curanis	i.S. IWG / Fa. 61 (G18)	3. OG	Baron	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	241 034	Curanis	i.S. IWG / Fa. 61 (18B)	3. OG	Baron	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43036664	Curanis	i.S. IWG / Fa. 61 (G18B)	3. OG	Baron	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	167 197	Curanis	i.S. IWG / Fa. 61 (19)	1. OG	Kronberg	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43033711	Curanis	i.S. IWG / Fa. 61 (G19)	1. OG	Kronberg	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	164 996	Curanis	i.S. IWG / Fa. 61 (20)	2. OG	Agrippina	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	25851660	43033877	Curanis	i.S. IWG / Fa. 61 (G20)	2. OG	Agrippina	Yes	Curanis
Soltau			Wohnimmobilien
			GmbH

Kreissparkasse	61150020	100539244	Esslinger		1. OG	Vienna,	No	Esslinger
Esslingen			Wohnungsbau			Marconistr, 80-94		Wohnungsbau

98

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Kreissparkasse	61150020	100539196	Esslinger		1. OG	Vienna,	No	Esslinger
Esslingen			Wohnungsbau			Weinstr. 1-5		Wohnungsbau

Kreissparkasse	61150020	100539213	Esslinger		1. OG	Vienna,	No	Esslinger
Esslingen			Wohnungsbau			Eichendorffst		Wohnungsbau
						74-76

Volksbank	50960101	100145262	Immobilia	Mozart	1. OG	Mozart	Yes	Immobilia
Bergstr.
Heppenheim

Volksbank	50960101	145262	Immobilia	Rigoletto	1. OG	Rigoletto	Yes	Immobilia
Bergstr.
Heppenheim

Volksbank	50960101	300145262	Immobilia	Mozart	1. OG	Mozart	Yes	Immobilia
Bergstr.
Heppenheim

Volksbank	50960101	200145262	Immobilia	Rigoletto	1. OG	Rigoletto	Yes	Immobilia
Bergstr.
Heppenheim

Aareal Bank	36010424	985853	WSG	Treuhandkonto für IWG	1. OG	Toskana	Yes	WSG

Aareal Bank	36010424	986083	WSG	Treuhandkonto	1. OG	Toskana	Yes	WSG
				Sammelkonto
				Mietkaution

Aareal Bank	70010424	8308000	IWG-Wohnen		1. OG	Garmisch	No	Bayerische
			represented by BSV					Städtebau

99

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
BW Bank	60050101	2575801	Gräff		1. OG	Baden,	No	Gräff
			Hausverwaltung			Berlinerstr .		Hausverwaltung

BW Bank	60050101	2533623	Gräff		1. OG	Baden,	No	Gräff
			Hausverwaltung			Vogesenstr		Hausverwaltung

BW Bank	60050101	2517319	Gräff		1. OG	Baden, Adalbert	No	Gräff
			Hausverwaltung			Stifter Str.		Hausverwaltung

Deutsche Bank	32070080	40156200	IWG Wohnen 1.	Kortum-/Wild-	1. OG	Duisburg	No	TRV
AG Krefeld			Objektgesellschaft	Uthmannstr.

Deutsche Bank	32070080	40154700	IWG Wohnen 1.	Uthmann-7R.-Dehmel-	1. OG	Duisburg	No	TRV
AG Krefeld			Objektgesellschaft	Str.

Deutsche Bank	32070080	40151300	IWG Wohnen 1.	R.-Dehmel-/R.-Wagner-	1. OG	Duisburg	No	TRV
AG Krefeld			Objektgesellschaft	Str.

Deutsche Bank	32070080	40139800	IWG Wohnen 1.	Kortum-/silcherstr.	1. OG	Duisburg	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40159600	IWG Wohnen 1.	Bömmelburgweg 6-16	1. OG	Elbe	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40159601	IWG Wohnen 1.	Bekkamp 02-04/06-	1. OG	Alster 1	No	TRV
AG Krefeld			Objektgesellschaft	08/10-16

Deutsche Bank	32070080	40159602	IWG Wohnen 1.	Charlottenburger Str. 44-	1. OG	Alster 1	No	TRV
AG Krefeld			Objektgesellschaft	54

Deutsche Bank	32070080	40159603	IWG Wohnen 1.	Kittelweg 11-17	1. OG	Alster 2	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40159604	IWG Wohnen 1.	Hermannstal 62, 64, 66	1. OG	Queen Mary	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40159605	IWG Wohnen 1.	Sievekingsallee /	1. OG	Queen Mary	No	TRV
AG Krefeld			Objektgesellschaft	Rhiemsweg

100

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Deutsche Bank	32070080	40159606	IWG Wohnen 1.	Mutzenbecherweg 20	1. OG	Rigoletto	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40159607	IWG Wohnen 1.	Mutzenbecherweg 22-26	1. OG	Rigoletto	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40159608	IWG Wohnen 1.	Mutzenbecherweg 28-32	1. OG	Rigoletto	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40159609	IWG Wohnen 1.	Mutzenbecherweg 34-38	1. OG	Rigoletto	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40159610	IWG Wohnen 1.	Mutzenbecherweg 40-44	1. OG	Rigoletto	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248700	IWG Wohnen 2.	Klashofstr. 17-29+EP	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248701	IWG Wohnen 2.	Zebraweg 1-11+Garagen	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248702	IWG Wohnen 2.	Am Rohrwerk 22/24	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248703	IWG Wohnen 2.	Am Rohrwerk 26/28	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248704	IWG Wohnen 2.	Am Rohrwerk 30/32	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248705	IWG Wohnen 2.	Am Rohrwerk 27/29	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248706	IWG Wohnen 2.	Am Rohrwerk 31/33	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248707	IWG Wohnen 2.	Am Rohrwerk 35/37	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248708	IWG Wohnen 2.	Am Rohrwerk 39/41	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248709	IWG Wohnen 2.	Am Rohrwerk 43/45	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

101

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Deutsche Bank	32070080	40248710	IWG Wohnen 2.	Am Rohrwerk 47/49	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248711	IWG Wohnen 2.	Am Rohrwerk 51/53	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248712	IWG Wohnen 2.	Am Rohrwerk 55/57	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248713	IWG Wohnen 2.	Am Rohrwerk 59/61	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248714	IWG Wohnen 2.	Am Rohrwerk 63/65	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248715	IWG Wohnen 2.	Am Rohrwerk 67/69	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248716	IWG Wohnen 2.	Am Rohrwerk 71	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248717	IWG Wohnen 2.	Am Rohrwerk 73/75	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248718	IWG Wohnen 2.	Am Winkel 6	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248719	IWG Wohnen 2.	Am Winkel 10/GA Am	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft	Winkel 12

Deutsche Bank	32070080	40248720	IWG Wohnen 2.	Am Winkel 14	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248721	IWG Wohnen 2.	Am Winkel 16	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248722	IWG Wohnen 2.	Am Winkel 17	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248723	IWG Wohnen 2.	Am Winkel 19	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248724	IWG Wohnen 2.	Enniskillener Str. 68	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

102

Bank	BLZ/Bank Sort Number	Konto. Nr. / Account Number	Name Kontinhaber / Name Account Holder	Bezeichnung / Remark	for/für IWG	Projekt	Treuhand- konto/ Fiduciary Account	Wohnungsverw alter / Manager
Deutsche Bank	32070080	40248725	IWG Wohnen 2.	Enniskillener Str. 70	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248726	IWG Wohnen 2.	Im Horst 4	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248727	IWG Wohnen 2.	Im Horst 6	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

Deutsche Bank	32070080	40248728	IWG Wohnen 2.	Im Horst 8	2. OG	Puccini	No	TRV
AG Krefeld			Objektgesellschaft

103

SIGNATURE PAGE OF THE CREDIT AGREEMENT OF THE DATE STATED AT THE BEGINNING

IWG Wohnen 1. Objektgesellschaft mbH	)
)
	)	/s/ Helmut Beyl
	)	Helmut Beyl
	)	Managing Director
)
	)	/s/ Mario Bohlen
	)	Mario Bohlen
	)	Managing Director

IWG Wohnen 2. Objektgesellschaft mbH	)
)
	)	/s/ Helmut Beyl
	)	Helmut Beyl
	)	Managing Director
)
	)	/s/ Mario Bohlen
	)	Mario Bohlen
	)	Managing Director

IWG Wohnen 3. Objektgesellschaft mbH	)
)
	)	/s/ Helmut Beyl
	)	Helmut Beyl
	)	Managing Director
)
	)	/s/ Mario Bohlen
	)	Mario Bohlen
	)	Managing Director

IWG Wohnen 4. Objektgesellschaft mbH	)
)
	)	/s/ Helmut Beyl
	)	Helmut Beyl
	)	Managing Director
)
	)	/s/ Mario Bohlen
	)	Mario Bohlen
	)	Managing Director

DeWAG Deutsche WohnAnlage GmbH	)
)
	)	/s/ Helmut Beyl
	)	Helmut Beyl
	)	Managing Director
)
	)	/s/ Mario Bohlen
	)	Mario Bohlen
	)	Managing Director

ABN AMRO Bank N.V., London Branch in its capacities as Arranger and Original Lender
)
)
	)	/s/ Michael Gallagher
	)	Michael Gallagher
	)	Authorised Signatory
)
	)	/s/ Antony Rounlivetz
	)	Antony Rounlivetz
	)	Authorised Signatory

ABN AMRO Bank N.V., London Branch in its capacities as Facility Agent
)
)
	)	/s/ Christopher Ware
	)	Christopher Ware
	)	Authorised Signatory
)
	)	/s/ Tom Cubitt
	)	Tom Cubitt
	)	Authorised Signatory

ABN AMRO Bank (Luxembourg) S.A. in its capacity as Security Agent
)
)
)	/s/ Frederic Sudret
)	Frederic Sudret
)	Legal Counsel
)
)	/s/ Jean Marc Lahaye
)	Jean Marc Lahaye
)	Manager
Commercial Clients

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